                         Flexible Premium A Prospectus

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2003

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                               DMC-1    Dreyfus Mid Cap
                                               FGI-1    Federated Growth & Income
                                             MFSHY-1    MFS High Yield
                                             PIMCO-1    PIMCO Total Return
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPGS-1    T. Rowe Price Growth Stock
                                               TAV-1    Third Avenue Value
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TUSGS-1    Transamerica U.S. Government Securities
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION MARK ICON]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world

[CAPITAL GUARDIAN LOGO]  Capital Guardian Global
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital and income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio intends to concentrate its investments in such issues, the portfolio may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.

Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than

                                      ATSF
                         CGG- 1 Capital Guardian Global
other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

EMERGING MARKET RISK

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 7, 2000 is attributable to that firm.
                                      ATSF
                         CGG- 2 Capital Guardian Global

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                             47.84%
2000                                                                            -15.42%
2001                                                                            -10.36%
2002                                                                            -19.52%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter  12/31/99
Lowest:   (20.05)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                       SINCE INCEPTION
                             1 YEAR   (FEBRUARY 3, 1998)
                             ------   ------------------
Capital Guardian Global      (19.52)%       (0.79)%
Morgan Stanley Capital
  International World Index  (19.54)%      (19.83)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.05%      1.05%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.24%      0.24%
                                            -----------------
TOTAL                                       1.29%      1.54%
Expense reduction(b)                         N/A        N/A
                                            -----------------
NET OPERATING EXPENSES                      1.29%      1.54%
-------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.32%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $131     $409      $708      $1,556
Service Class                    $157     $486      $839      $1,834
---------------------------------------------------------------------

                                      ATSF
                         CGG- 3 Capital Guardian Global

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 1.05% of the first $150 million; 1.00% of assets over $150 million up to $300 million; 0.95% of assets over $300 million up to $500 million; and 0.925% on assets over $500 million.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organizationin 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVES is a Senior Vice President of Capital Guardian and a portfolio manager with research responsibilities for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.
                                      ATSF
                         CGG- 4 Capital Guardian Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                               YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------
                                               2002          2001        2000*         1999        1998*
                                             ---------     --------     --------     --------     -------
Net asset value, beginning of year           $  10.57      $ 12.06      $ 15.77      $ 10.66      $ 10.00
                                             --------      -------      -------      -------      -------
    Net investment income (loss)                 0.01         0.00         0.02        (0.01)        0.07
    Net realized and unrealized gain (loss)
      on investments                            (2.07)       (1.22)       (2.37)        5.12         0.59
                                             --------      -------      -------      -------      -------
      Net income (loss) from operations         (2.06)       (1.22)       (2.35)        5.11         0.66
                                             --------      -------      -------      -------      -------
Distributions:
    Dividends from net investment income        (0.02)        0.00         0.00         0.00         0.00
    Distributions from net realized gains
      on investments                             0.00        (0.27)       (1.36)        0.00         0.00
                                             --------      -------      -------      -------      -------
      Total distributions                       (0.02)       (0.27)       (1.36)        0.00         0.00
                                             --------      -------      -------      -------      -------
Net asset value, end of year                 $   8.49      $ 10.57      $ 12.06      $ 15.77      $ 10.66
                                             ========      =======      =======      =======      =======
Total return                                   (19.52)%     (10.36)%     (15.42)%      47.84%        6.60%
Ratios and supplemental data:
  Net assets at, end of year (in thousands)  $120,447      $44,477      $50,351      $40,770      $24,865
  Ratio of total expenses to average net
    assets                                       1.29%        1.35%        1.30%        1.49%        1.55%
  Ratio of net expenses to average net
    assets                                       1.29%        1.34%        1.28%        1.48%        1.49%
  Ratio of net investment income (loss) to
    average net assets                           0.17%        0.03%        0.08%       (0.12)%       0.75%
  Portfolio turnover rate                       33.01%          45%         303%         157%         128%

* Effective October 9, 2000, the name of the Endeavor Select Portfolio was changed to Capital Guardian Global and Capital Guardian Trust Company became the Portfolio's investment adviser. The Portfolio commenced operations on February 3, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                         CGG- 5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations

[CAPITAL GUARDIAN LOGO]  Capital Guardian U.S. Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents. The sub-adviser's judgment regarding the current investment outlook will determine the relative amounts to be invested in these different asset classes.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth

                                      ATSF
                     CGUSE- 1 Capital Guardian U.S. Equity
companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2001                                                                             -3.38%
2002                                                                             23.80%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.07%  Quarter  12/31/01
Lowest:   (19.01)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2001)

                                      SINCE INCEPTION
                           1 YEAR    (OCTOBER 9, 2000)
                           ------    -----------------
Capital Guardian U.S.
  Equity                   (23.80)%       (12.47)%
S&P 500 Composite Stock
  Index                    (22.09)%       (17.81)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

                                      ATSF
                     CGUSE- 2 Capital Guardian U.S. Equity

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.13%      0.13%
                                             ---------------
TOTAL                                       0.98%      1.23%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.98%      1.23%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.06%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.06%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $100     $312      $542      $1,201
Service Class                    $125     $390      $676      $1,489
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% on assets over $300 million up to $500 million; and 0.775% on assets over $500 million.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.
                                      ATSF
                     CGUSE- 3 Capital Guardian U.S. Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                   YEAR ENDED DECEMBER 31,
                                                              ----------------------------------
                                                                2002          2001        2000*
                                                              ---------     --------     -------
Net asset value, beginning of year                            $   9.74      $ 10.10      $ 10.00
                                                              --------      -------      -------
  Net investment income (loss)                                    0.03         0.01         0.01
  Net realized and unrealized gain (loss) on investments         (2.35)       (0.35)        0.09
                                                              --------      -------      -------
    Net increase income from operations                          (2.32)       (0.34)        0.10
                                                              --------      -------      -------
Distributions:
  Dividends from net investment income                           (0.01)       (0.01)        0.00
  Distributions from net realized gains on investments           (0.02)       (0.01)        0.00
                                                              --------      -------      -------
    Total distributions                                          (0.03)       (0.02)        0.00
                                                              --------      -------      -------
Net asset value, end of year                                  $   7.39      $  9.74      $ 10.10
                                                              ========      =======      =======
Total return                                                    (23.80)%      (3.38)%       1.00%
Ratios and supplemental data:
  Net assets at end of year (in thousands)                    $116,484      $50,334      $33,507
  Ratio of total expenses to average net assets                   0.98%        1.09%        1.13%
  Ratio of net expenses to average net assets                     0.98%        1.08%        1.13%
  Ratio of net investment income (loss) to average net
    assets                                                        0.43%        0.19%        0.45%
  Portfolio turnover rate                                        22.69%          39%         108%

*  The Portfolio commenced operations on October 9, 2000.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                     CGUSE- 4 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income
---------------------

MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American
Depositary Receipts ("ADRs") and other
U.S. registered foreign securities).

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for anygiven sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial,and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, Initial Class and Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future returns.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.
                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                              4.09%
1995                                                                             34.59%
1996                                                                             23.84%
1997                                                                             24.81%
1998                                                                              7.56%
1999                                                                             -3.06%
2000                                                                              5.57%
2001                                                                              6.64%
2002                                                                            -20.70%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   14.89%  Quarter  12/31/98
Lowest:   (21.13)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                        1 YEAR   5 YEARS   (MAY 27, 1993)
                        ------   -------   ---------------
Capital Guardian Value  (20.70)% (1.42)%         7.89%
Russell 1000 Value
  Index                 (15.52)%  1.16%         10.15%*

* From 5/31/93
* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.

PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

Karen A. Miller is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001        2000*         1999         1998
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year          $  17.35     $  17.58     $  19.99     $  21.68     $  20.70
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.18         0.16         0.15         0.18         0.22
  Net realized and unrealized gain (loss)
    on investments                             (3.75)        1.01         0.68        (0.72)        1.36
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (3.57)        1.17         0.83        (0.54)        1.58
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.11)       (0.14)       (0.19)       (0.24)       (0.22)
  Distributions from net realized gains on
    investments                                (0.52)       (1.26)       (3.05)       (0.91)       (0.38)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.63)       (1.40)       (3.24)       (1.15)       (0.60)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $  13.15     $  17.35     $  17.58     $  19.99     $  21.68
                                            ========     ========     ========     ========     ========
Total return                                  (20.70)%       6.64%        5.57%       (3.06)%       7.56%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $286,725     $217,637     $182,354     $209,653     $246,102
  Ratio of total expenses to average net
    assets                                      0.91%        0.95%        0.93%        0.95%        0.85%
  Ratio of net expenses to average net
    assets                                      0.91%        0.94%        0.91%        0.88%        0.84%
  Ratio of net investment income (loss) to
    average net assets                          1.23%        1.01%        0.77%        0.77%        1.10%
  Portfolio turnover rate                      39.43%          55%          85%          51%          19%

* Effective October 9, 2000, the name of the Endeavor Value Equity Portfolio was changed to Capital Guardian Value and Capital Guardian Trust Company became the Portfolio's investment adviser.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks total returns exceeding the S&P 400 Mid Cap index and who can tolerate fluctuations inherent to mid- cap stock investing.

(DREYFUS LOGO)    Dreyfus Mid Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total investment returns (including capital appreciation and income) which consistently outperform the S&P Mid Cap 400 Index.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, The Dreyfus Corporation (Dreyfus), seeks to achieve the portfolio's investment objective by investing at least 80% of the portfolio's assets, under normal circumstances, in:

 - Common stocks of medium
   capitalization companies

Medium capitalization companies are defined as those that have market values between $200 million and $15 billion.

To a lesser extent, Dreyfus may invest portfolio assets in:

 - Common stocks of large and small capitalization companies, including emerging (developing) and cyclical growth companies

Dreyfus seeks to have a diversified portfolio of the common stocks of mid-capitalization companies which offer above-average potential for appreciation based on its multi-factor evaluation approach. The multi-factor evaluation approach centers around the ability to identify and dynamically weigh the fundamental characteristics driving current market returns, and to construct portfolios by actively selecting stocks possessing positive exposure to these preferred characteristics.

Generally, the factors which drive the investment process can be classified into three categories:

- Earnings revision indicators

- Company financial attributes

- Value-based measures

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

IPOS

Stocks purchased in IPOs have a tendency to fluctuate significantly in value shortly after the IPO relative to the price at which they were purchased changes. These fluctuations could impact the net asset value and return earned in the portfolio's shares.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).

                                      ATSF
                             DMC- 1 Dreyfus Mid Cap

These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                             12.92%
2001                                                                             -3.94%
2002                                                                            -12.72%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    16.27%  Quarter  12/31/01
Lowest:    (15.61)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                             1 YEAR      (MAY 3, 1999)
                             -------    ---------------
Dreyfus Mid Cap              (12.72)%          0.40%
S&P MidCap 400 Index         (14.52)%          3.48%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.29%      0.29%
                                               --------------
TOTAL                                       1.14%      1.39%
Expense reduction(b)                        0.14%      0.14%
                                               --------------
NET OPERATING EXPENSES                      1.00%      1.25%
-------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $348      $614      $1,374
Service Class                    $127     $426      $747      $1,656
---------------------------------------------------------------------

                                      ATSF
                             DMC- 2 Dreyfus Mid Cap

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: The Dreyfus Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.85% up to $100 million and 0.80% over $100 million

PORTFOLIO MANAGER:

JOHN O'TOOLE, CFA, has served as portfolio manager since inception and has been employed by Dreyfus as portfolio manager since 1994. Mr. O'Toole is a senior vice president and portfolio manager for Mellon Equity Associates. He has been employed by Mellon Bank since 1979.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                    FOR YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------
                                                               2002       2001       2000      1999*
                                                              -------    -------    -------    ------
Net Asset value, beginning of year                            $ 11.29    $ 11.90    $ 10.72    $10.00
                                                              -------    -------    -------    ------
  Income from operations:
    Net investment income (loss)                                 0.01       0.01       0.03      0.04
    Net realized and unrealized gain (loss) on investments      (1.45)     (0.49)      1.36      0.68
                                                              -------    -------    -------    ------
      Net income (loss) from operations                         (1.44)     (0.48)      1.39      0.72
                                                              -------    -------    -------    ------
  Distributions:
    Dividends from net investment income                         0.00      (0.12)     (0.21)     0.00
    Distributions from net realized gains on investments         0.00      (0.01)      0.00      0.00
                                                              -------    -------    -------    ------
      Total distributions                                        0.00      (0.13)     (0.21)     0.00
                                                              -------    -------    -------    ------
Net asset value, end of year                                  $  9.85    $ 11.29    $ 11.90    $10.72
                                                              =======    =======    =======    ======
Total return                                                   (12.72)%    (3.94)%    12.92%     7.20%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $50,204    $30,215    $14,714    $3,384
    Ratio of total expenses to average net assets                1.14%      1.34%      1.90%     4.89%
    Ratio of net expenses to average net assets                  1.00%      1.00%      1.00%     1.00%
    Ratio of net investments income (loss) to average net
      assets                                                     0.13%      0.09%      0.29%     0.58%
    Portfolio turnover rate                                     84.87%     77.66%    110.82%    94.19%

* Portfolio commenced operations on May 3, 1999.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                             DMC- 3 Dreyfus Mid Cap

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Federated Investment Counseling (Federated), seeks to achieve the portfolio's objective by investing principally in:

 - Common and preferred stocks

 - Convertible securities

 - REITs

 - Fixed-income securities

 - Foreign securities

Federated seeks total return by investing primarily in common stocks that provide the opportunity for capital appreciation or high dividend income. Federated seeks capital appreciation by investing primarily in undervalued, overlooked common stocks. These securities are generally trading at low historical valuations relative to the market and to industry peers. To achieve high current income, Federated seeks to invest in securities that offer higher dividends than the overall market. Convertible stocks and bonds, real estate investment trusts and securities issued by utility companies are generally the types of securities that Federated may emphasize in order to enhance the portfolio's dividend income. Federated may also invest a portion of the portfolio's assets in securities of companies based outside the U.S. to diversify the portfolio's holdings and to gain exposure to the foreign market.

Federated attempts to invest in securities that have defensive characteristics, i.e., securities that appear to have a low volatility in share price relative to the overall equity market. Federated also may emphasize investment in equity securities that provide high dividend income, which generally are less volatile stocks. Federated also may allocate a portion of the portfolio's assets in cash, options on securities and indices, or fixed-income securities, including non-investment grade fixed-income securities, when the markets appear to be overpriced.

In selecting securities for portfolio investment, Federated uses fundamental analysis, emphasizing the following: undervalued and overlooked companies that have the potential for positive changes; companies' financial strength, particularly the generation of "free" cash flow that exceeds capital spending and dividend requirements; companies' management skill and shareholder orientation; improving earnings; and equity securities of companies that demonstrate an ability to maintain their value when the board equity market is weak. To determine the timing or purchases and sales of portfolio securities, Federated considers technical stock price factors.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stocks.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

                                      ATSF
                        FGI- 1 Federated Growth & Income

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             25.25%
1996                                                                             11.64%
1997                                                                             24.65%
1998                                                                              3.05%
1999                                                                             -4.45%
2000                                                                             29.16%
2001                                                                             15.70%
2002                                                                              0.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter  06/30/99
Lowest:   (7.99)% Quarter  03/31/99

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                             SINCE INCEPTION
                          1 YEAR   5 YEARS   (MARCH 1, 1994)
                          ------   -------   ---------------
Federated Growth &
  Income                   0.96%   8.24 %          10.78%
Russell MidCap Value
  Index                   (9.64)%  2.95 %          10.63%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.
                                      ATSF
                        FGI- 2 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.81%      1.06%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

Investment Adviser: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Federated Investment Counseling

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.75%

PORTFOLIO MANAGERS:

STEVEN J. LEHMAN, CFA and JOHN L. NICHOL CFA, serve as co-portfolio managers of this portfolio.

Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/ Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

                                      ATSF
                        FGI- 3 Federated Growth & Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations.) Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost)on an investment in the portfolio (assuming reinvestment of all distributions.) The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Funds financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------
                                                    2002        2001        2000       1999       1998
                                                  --------    --------    --------    -------    -------
Net asset value, beginning of year                $  15.28    $  13.43    $  10.91    $ 12.28    $ 12.56
                                                  --------    --------    --------    -------    -------
  Income from operations:
    Net investment income (loss)                      0.62        0.64        0.51       0.48       0.53
    Net realized and unrealized gain (loss) on
      investments                                    (0.48)       1.46        2.65      (1.00)     (0.16)
                                                  --------    --------    --------    -------    -------
      Net income (loss) from operations               0.14        2.10        3.16      (0.52)      0.37
                                                  --------    --------    --------    -------    -------
  Distributions:
    Dividends from net investment income             (0.35)      (0.25)      (0.63)     (0.75)     (0.55)
    Distributions from net realized gains on
      investments                                    (0.72)       0.00       (0.01)     (0.10)     (0.10)
                                                  --------    --------    --------    -------    -------
      Total distributions                            (1.07)      (0.25)      (0.64)     (0.85)     (0.65)
                                                  --------    --------    --------    -------    -------
Net asset value, end of year                      $  14.35    $  15.28    $  13.43    $ 10.91    $ 12.28
                                                  ========    ========    ========    =======    =======
Total return                                          0.96%      15.70%      29.16%     (4.45)%     3.05%
Ratios and supplemental data:
    Net assets at end of year (in thousands)      $389,120    $281,943    $122,886    $76,280    $87,616
    Ratio of expenses to average net assets           0.81%       0.86%       0.86%      0.89%      0.90%
    Ratio of net investment income (loss) to
      average net assets                              4.11%       4.39%       4.31%      4.01%      4.35%
    Portfolio turnover rate                         145.88%     117.05%     147.18%    117.14%     97.17%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                        FGI- 4 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and are willing to assume the risks of investing in junk bonds

[MFS High Yield LOGO]    MFS High Yield
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of high current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds", are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long- and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed income securities including:

 - zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - mortgage-backed securities

 - asset-backed securities

 - collateralized mortgage obligations and multi-class pass-through securities

 - convertible securities

 - non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

 - participations in bank loans to corporate borrowers

 - U.S. government securities including U.S. Treasury obligations

 - Brady bonds

 - commercial paper and other short-term corporate obligations

 - Eurodollar obligations

 - variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 5% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed income investments for the portfolio, the sub-adviser considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the
                                      ATSF
                            MFSHY- 1 MFS High Yield
prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, The portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from U.S. markets.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                              5.82%
2000                                                                             -5.18%
2001                                                                              3.78%
2002                                                                              2.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     6.21%  Quarter  12/31/01
Lowest:     (6.51)% Quarter  09/30/98

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                      SINCE INCEPTION
                             1 YEAR   (JUNE 1, 1998)
                             ------   ---------------
MFS High Yield                2.07%         0.65 %
Lehman Brothers High Yield
  Bond Index                 (1.41)%       (0.46)%

 * Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.
                                      ATSF
                            MFSHY- 2 MFS High Yield

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.775%     0.775%
Rule 12b-1 fees                             N/A      0.250%
Other expenses                            0.135%     0.135%
                                           ----------------
TOTAL                                     0.910%     1.160%
Expense reduction(b)                        N/A        N/A
                                           ----------------
NET OPERATING EXPENSES                    0.910%     1.160%
-----------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.08%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.08%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: MFS(R) Investment Management

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.775%

PORTFOLIO MANAGER:

BERNARD SCOZZAFAVA, a Senior Vice President of MFS, is the portfolio manage for the portfolio. Mr. Scozzafava has been portfolio manager with MFS since 1989.

                                      ATSF
                            MFSHY- 3 MFS High Yield

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountant; whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                 YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------------------------
                                            2002          2001            2000           1999           1998*
                                         -----------   -----------     ----------     ----------     ------------
Net asset value, beginning of period      $   8.90       $  9.06        $ 10.09        $  9.69          $10.00
                                          --------       -------        -------        -------          ------
Income from operations:
  Net investment income (loss)                0.60          0.69           0.68           0.47            0.25
  Net realized and unrealized gain
    (loss) on investments                    (0.43)        (0.34)         (1.18)          0.09           (0.56)
                                          --------       -------        -------        -------          ------
    Net income (loss) from operations         0.17         (0.35)         (0.50)          0.56           (0.31)
                                          --------       -------        -------        -------          ------
Distributions:
  Dividends from net investment income       (0.24)        (0.51)         (0.53)         (0.16)           0.00
  Distributions from net realized gains
    on investments                            0.00          0.00           0.00           0.00            0.00
                                          --------       -------        -------        -------          ------
    Total distributions                      (0.24)        (0.51)         (0.53)         (0.16)           0.00
                                          --------       -------        -------        -------          ------
Net asset value, end of year              $   8.83       $  8.90        $  9.06        $ 10.09          $ 9.69
                                          ========       =======        =======        =======          ======
Total return                                  2.07%         3.78%         (5.18)%         5.82%          (3.10)%
Ratios and supplemental data:
  Net assets at end of year (in
    thousands)                            $256,371       $32,831        $21,733        $20,015          $9,819
  Ratio of total expenses to average
    net assets                                0.91%         1.12%          1.14%          1.27%           1.58%
  Ratio of net expenses to average net
    assets                                    0.91%         1.10%          1.13%          1.22%           1.30%
  Ratio of net investment income (loss)
    to average net assets                     6.85%         7.57%          7.87%          7.07%           6.43%
  Portfolio turnover rate                    38.22%           50%            57%            77%             26%

* Portfolio commenced operations June 1, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                            MFSHY- 4 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

[PIMCO LOGO]    PIMCO Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                          PIMCO- 1 PIMCO Total Return

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------
Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class.
Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date. Past performance is not a prediction of future results.
Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.70%      0.70%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.08%      0.08%
                                    ---------------
TOTAL                              0.78%      1.03%
Expense reduction(b)                N/A        N/A
                                    ---------------
NET OPERATING EXPENSES             0.78%      1.03%
---------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pacific Investment Management Company LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.70%.

PORTFOLIO MANAGER:

The portfolio is managed by Pacific Investment Management Company LLC.

WILLIAM H. GROSS, CFA, Chief Investment Officer and founding partner of PIMCO is head of the investment team which manages the portfolio. He has over 30 years experience. Mr. Gross is one of the founders of PIMCO and serves as manager of other PIMCO funds.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
-----------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME

                                      ATSF
                          PIMCO- 2 PIMCO Total Return

THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown with and without the deductions of any applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                       AS OF DECEMBER 31, 2002
                                                                          (WITH SALES LOADS)
                                                            ----------------------------------------------
                                                 INCEPTION  TOTAL                           10 YEARS
ATSF PORTFOLIO      SIMILAR SUB-ADVISER FUND(1)    DATE     ASSETS   1 YEAR  5 YEARS  (OR SINCE INCEPTION)
--------------      ---------------------------  ---------  ------   ------  -------  --------------------
PIMCO Total Return      PIMCO Total Return        5/11/87   $7.0B    4.75%    6.67%          7.30%
                                                  Class A

                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                                      (WITHOUT SALES LOADS)
                                                          ----------------------------------------------
                                               INCEPTION  TOTAL                           10 YEARS
ATSF PORTFOLIO      SIMILAR SUB-ADVISER FUND     DATE     ASSETS   1 YEAR  5 YEARS  (OR SINCE INCEPTION)
--------------      -------------------------  ---------  ------   ------  -------  --------------------
PIMCO Total Return     PIMCO Total Return       5/11/87   $7.0B    9.69%    7.66%          7.80%
                                                Class A

(1) PIMCO Total Return has a 4.5% sales load on Class A Shares. It also offers other classes with different fees and expenses.

                                      ATSF
                          PIMCO- 3 PIMCO Total Return

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                               FOR THE YEAR ENDED
                                                                  DECEMBER 31,
                                                                     2002*
                                                               ------------------
Net asset value, at inception                                       $  10.00
                                                                    --------
  Income from operations:
    Net investment income (loss)                                        0.20
    Net realized and unrealized gain (loss) on investments              0.42
                                                                    --------
      Net income (loss) from operations                                 0.62
                                                                    --------
  Distributions:
    Dividends from net investment income                                0.00
    Distributions from net realized gains on investments                0.00
                                                                    --------
      Total distributions                                               0.00
                                                                    --------
Net asset value, end of year                                        $  10.62
                                                                    ========
Total return                                                            6.20%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                        $385,405
    Ratio of expenses to average net assets                             0.78%
    Ratio of net investment income (loss) to average net
     assets                                                             2.86%
    Portfolio turnover rate                                           301.95%

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses, and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                          PIMCO- 4 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:
               - an established operating history

               - above-average dividend yield relative to the S&P 500 Index

               - low price-to-earnings ratio relative to the S&P 500 Index

               - a sound balance sheet and other positive financial
                 characteristics

               - low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in

                                      ATSF
                      TRPEI- 1 T. Rowe Price Equity Income
foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks.

STYLE RISK -- DIVIDEND - PAYING COMPANIES

The portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

VALUE STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing.

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]

PAST PERFORMANCE (1)

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2002)
[PERFORMANCE GRAPH]

1995                                                                             30.50%
1996                                                                             19.88%
1997                                                                             28.27%
1998                                                                              8.81%
1999                                                                              3.47%
2000                                                                             12.31%
2001                                                                              2.17%
2002                                                                            -12.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   13.35%  Quarter  06/30/99
Lowest:   (17.23)% Quarter  09/30/02

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

                                      ATSF
                      TRPEI- 2 T. Rowe Price Equity Income

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (JANUARY 3, 1995)
                       ------   -------   -----------------
T. Rowe Price Equity
  Income               (12.81)%   2.41%         10.74%
S&P 500 Composite
  Stock Index          (22.09)%  (0.58)%        10.29%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)
% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL   SERVICE
---------------------------------------------------
Management fees                     0.75%     0.75%
Rule 12b-1 fees                      N/A      0.25%
Other expenses                      0.05%     0.05%
                                     --------------
TOTAL                               0.80%     1.05%
Expense reduction(b)                 N/A       N/A
                                     --------------
NET OPERATING EXPENSES              0.80%     1.05%
---------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.88%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe in 1982 and has been managing investments since 1983. Mr. Rogers has managed the T. Rowe Price Equity Income Fund since 1993.

                                      ATSF
                      TRPEI- 3 T. Rowe Price Equity Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001         2000         1999         1998
       T. ROWE PRICE EQUITY INCOME          --------     --------     --------     --------     --------
Net asset value, beginning of year          $  18.09     $  19.52     $  19.50     $  20.04     $  19.34
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.28         0.24         0.39         0.38         0.35
  Net realized and unrealized gain (loss)
    on investments                             (2.58)        0.24         1.78         0.42         1.33
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (2.30)        0.48         2.17         0.80         1.68
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.18)       (0.35)       (0.39)       (0.40)       (0.28)
  Distributions from net realized gains on
    investments                                (0.32)       (1.56)       (1.76)       (0.94)       (0.70)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.50)       (1.91)       (2.15)       (1.34)       (0.98)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $  15.29     $  18.09     $  19.52     $  19.50     $  20.04
                                            ========     ========     ========     ========     ========
Total return                                  (12.81)%       2.17%       12.31%        3.47%        8.81%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $520,204     $289,420     $257,343     $264,718     $262,328
  Ratio of total expenses to average net
    assets                                      0.85%        0.90%        0.90%        0.88%        0.85%
  Ratio of net expenses to average net
    assets                                      0.85%        0.90%        0.90%        0.87%        0.85%
  Ratio of net investment income (loss) to
    average net assets                          1.72%        1.48%        1.98%        1.89%        2.18%
  Portfolio turnover rate                      12.24%          19%          38%          35%          20%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                      TRPEI- 4 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    T. Rowe Price Growth Stock
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe
Price) seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks. The portfolio concentrates its investments in growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                      TRPGS- 1 T. Rowe Price Growth Stock

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.

GROWTH STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]

PAST PERFORMANCE (1)

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             37.20%
1996                                                                             20.77%
1997                                                                             28.57%
1998                                                                             28.67%
1999                                                                             22.19%
2000                                                                             -0.51%
2001                                                                            -10.04%
2002                                                                            -22.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      23.37%  Quarter  12/31/98
Lowest:      (15.04)% Quarter  06/30/02

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

                                      ATSF
                      TRPGS- 2 T. Rowe Price Growth Stock

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                              SINCE INCEPTION
                        1 YEAR     5 YEARS   (JANUARY 5, 1995)
                       ---------   -------   -----------------
T. Rowe Price Growth
  Stock                   (22.81)%  1.67%           11.06%
S&P 500 Composite
  Stock Index             (22.09)% (0.58)%          10.29%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                             ---------------
TOTAL                                       0.87%      1.12%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.89%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGER:

ROBERT W. SMITH, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst.

                                      ATSF
                      TRPGS- 3 T. Rowe Price Growth Stock

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                             YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------
                                            2002         2001          2000          1999         1998
                                          --------     --------     ----------     --------     --------
Net asset value, beginning of year        $  19.56     $  25.62     $    28.73     $  25.60     $  20.78
                                          --------     --------     ----------     --------     --------
Income from operations:
  Net investment income (loss)                0.02         0.02           0.00         0.03         0.06
  Net realized and unrealized gain
    (loss) on investments                    (4.48)       (2.37)         (0.15)        5.28         5.76
                                          --------     --------     ----------     --------     --------
    Net income (loss) from operations        (4.46)       (2.35)         (0.15)        5.31         5.82
                                          --------     --------     ----------     --------     --------
Distributions:
  Dividends from net investment income       (0.01)        0.00          (0.03)       (0.07)       (0.05)
  Distributions from net realized gains
    on investments                            0.00        (3.71)         (2.93)       (2.11)       (0.95)
                                          --------     --------     ----------     --------     --------
    Total distributions                      (0.01)       (3.71)         (2.96)       (2.18)       (1.00)
                                          --------     --------     ----------     --------     --------
Net asset value, end of year              $  15.09     $  19.56     $    25.62     $  28.73     $  25.60
                                          ========     ========     ==========     ========     ========
Total return                                (22.81)%     (10.04)%        (0.51)%      22.19%       28.67%
Ratios and supplemental data:
  Net assets at end of year (in
    thousands)                            $222,912     $229,751     $  269,983     $257,879     $194,301
  Ratio of total expenses to average net
    assets                                    0.92%        0.93%          0.91%        0.88%        0.87%
  Ratio of net expenses to average net
    assets                                    0.87%        0.91%          0.90%        0.87%        0.87%
  Ratio of net investment income (loss)
    to average net assets                     0.12%        0.11%          0.01%        0.21%        0.43%
  Portfolio turnover rate                    48.44%          67%            80%          66%          58%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                      TRPGS- 4 T. Rowe Price Growth Stock

---------------------
This portfolio may be appropriate for the investor who, is
willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers, but must meet federal tax requirements.

(THIRD AVENUE LOGO)    Third Avenue Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing at least 80% of the portfolio assets in:

 - Common stocks

 - Debt securities

 - High-yield/high-risk fixed-income securities

 - Foreign securities

The portfolio invests to a lesser extent, in trade claims. (Trade claims are interests in amounts owed to suppliers or services and are purchased from creditors of companies in financial difficulty.)

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Third Avenue defines value as buying "what is safe and cheap," with the primary emphasis on safe. Attractive equity investments generally exhibit four essential characteristics:

 - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high quality assets.

                - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

                - Understandable Business -- comprehensive and meaningful
                  financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio's classification as "non-diversified" under the Investment Company Act of 1940 (1940 Act) means that the portfolio has the ability to take larger positions in a smaller number of issuers.

However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested an any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DEBT SECURITIES

Debt securities are subject to credit risk and interest rate risk.

                                      ATSF
                           TAV- 1 Third Avenue Value

HIGH-YIELD/HIGH-RISK SECURITIES

- credit risk

- greater sensitivity to interest rate movements

- greater vulnerability to economic changes

- decline in market value in event of default

- less liquidity

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.
[GRAPH ICON]

PAST PERFORMANCE

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service class shares were introduced May 1, 2003. The chart shows changes in the portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1998                                                                             -6.84%
1999                                                                             15.72%
2000                                                                             35.47%
2001                                                                              6.17%
2002                                                                             11.87%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter  03/31/00
Lowest:   (20.10)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                                  SINCE
                                                INCEPTION
                                 1 YEAR     (JANUARY 2, 1998)
                                ---------   -----------------
Third Avenue Value                (11.87)%         6.45 %
S&P 500 Composite Stock Index     (22.09)%        (0.58)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                           TAV- 2 Third Avenue Value

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                             ---------------
TOTAL                                       0.89%      1.14%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 91     $284      $493      $1,096
Service Class                    $116     $362      $628      $1,386
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISERS: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Third Avenue Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGERS: MARTIN J. WHITMAN AND YANG T. LIE serve as co-portfolio managers. Mr. Whitman has served as portfolio manager since the portfolio's inception and is chairman and co-chief investment officer of Third Avenue Management LLC (Third Avenue). Prior to joining EQSF in 1996, Ms. Lie was an equity analyst for Prudential Securities. Ms. Lie has served as co-manager since September, 2001.

                                      ATSF
                           TAV- 3 Third Avenue Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------
                                                          2002       2001      2000      1999      1998*
                                                        --------   --------   -------   -------   -------
Net asset value, beginning of year                      $  14.52   $  13.71   $ 10.45   $  9.29   $ 10.00
                                                        --------   --------   -------   -------   -------
  Income from operations:
    Net investment income (loss)                            0.06       0.11      0.20      0.16      0.06
    Net realized and unrealized gain (loss) on
      investments                                          (1.78)      0.73      3.50      1.28     (0.74)
                                                        --------   --------   -------   -------   -------
      Net income (loss) from operations                    (1.72)      0.84      3.70      1.44     (0.68)
                                                        --------   --------   -------   -------   -------
  Distributions:
    Dividends from net investment income                   (0.07)     (0.01)    (0.12)    (0.28)    (0.03)
    Distributions from net realized gains on
      investments                                          (0.34)     (0.02)    (0.32)     0.00      0.00
                                                        --------   --------   -------   -------   -------
      Total distributions                                  (0.41)     (0.03)    (0.44)    (0.28)    (0.03)
                                                        --------   --------   -------   -------   -------
Net asset value, end of year                            $  12.39   $  14.52   $ 13.71   $ 10.45   $  9.29
                                                        ========   ========   =======   =======   =======
Total return                                              (11.87)%     6.17%    35.47%    15.72%    (6.84)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)            $251,993   $163,895   $92,742   $19,217   $18,206
    Ratio of total expenses to average net assets           0.89%      0.92%     0.92%     1.06%     1.13%
    Ratio of net expenses to average net assets             0.89%      0.92%     0.92%     1.00%     1.00%
    Ratio of net investment income (loss) to average
      net assets                                            0.47%      0.76%     1.56%     1.76%     0.63%
    Portfolio turnover rate                                 5.31%     18.13%    24.05%     9.56%     4.35%

* Portfolio commenced operations on January 2, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver and fees paid indirectly.

                                      ATSF
                           TAV- 4 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.
                                      ATSF
                           TE- 1 Transamerica Equity

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                              22.2%
1994                                                                              7.19%
1995                                                                             52.84%
1996                                                                             27.36%
1997                                                                              46.5%
1998                                                                             43.28%
1999                                                                             37.79%
2000                                                                             -9.69%
2001                                                                            -17.63%
2002                                                                            -22.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/99
Lowest:   (18.38)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                            1 YEAR   5 YEARS   10 YEARS
                            ------   -------   --------
Transamerica Equity         (22.24)%   2.69%    15.80%
S&P 500 Composite Stock
  Index                     (22.09)%  (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                             ---------------
TOTAL                                       0.82%      1.07%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $590      $1,306
---------------------------------------------------------------------

[BRIEFCASE ICON]

MANAGEMENT

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.75%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at

                                      ATSF
                           TE- 2 Transamerica Equity

Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
    ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
    --------------       ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Equity      Transamerica Premier       10/2/95     $111.2M    (24.43)%  (0.87)%          8.36%
                           Equity Fund(1)

(1) This fund does not have a sales load.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  17.67    $  21.78    $  26.61    $  19.36    $  14.75
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                   (0.04)      (0.07)      (0.14)      (0.09)      (0.01)
    Net realized and unrealized gain (loss) on
      investments                                  (3.89)      (3.77)      (2.23)       7.40        6.38
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (3.93)      (3.84)      (2.37)       7.31        6.37
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income            0.00        0.00        0.00        0.00        0.00
    Dividends from net realized gains on
      investments                                   0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
      Total distributions                           0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  13.74    $  17.67    $  21.78    $  26.61    $  19.36
                                                ========    ========    ========    ========    ========
Total return                                      (22.24)%    (17.63)%     (9.69)%     37.79%      43.28%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $370,216    $244,735    $254,920    $238,655    $107,892
    Ratio of total expenses to average net
      assets                                        0.82%       0.91%       0.86%       0.90%       0.96%
    Ratio of net expenses to average net
      assets                                        0.82%       0.85%       0.85%       0.85%       0.85%
    Ratio of net investment income (loss) to
      average net assets                           (0.24)%     (0.39)%     (0.60)%     (0.49)%     (0.32)%
    Portfolio turnover rate                        22.98%      51.23%      37.76%      28.79%      34.41%

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Ratio of net expenses to average net assets is net of the advisory fee waiver and fees paid indirectly.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

(TRANSAMERICA LOGO)    Transamerica Growth Opportunities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to meet the portfolio's investment objective by investing primarily in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

               TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

                - strong potential for steady growth

                - high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it is invested in these securities, the portfolio may not be able to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small and medium sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets,or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATSF
                    TGO- 1 Transamerica Growth Opportunities

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    8.14%  Quarter   3/31/02
Lowest:   (16.80)% Quarter   9/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                         SINCE INCEPTION
                                1 YEAR    (MAY 1, 2001)
                                ------   ---------------
Transamerica Growth
  Opportunities                 (14.31)%      (2.56)%
Russell 2000                    (20.48)%     (11.96)%
Russell 2500 Growth             (29.09)%     (20.27)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.27%      0.27%
                                             ---------------
TOTAL                                       1.12%      1.37%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      1.12%      1.37%
------------------------------------------------------------

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                    TGO- 2 Transamerica Growth Opportunities

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $114     $356      $617      $1,363
Service Class                    $139     $434      $750      $1,646
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

INVESTMENT ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85%

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO CO-MANAGER: CHRISTOPHER J. BONAVICO, CFA. Mr. Bonavico is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Bonavico is the Co-Manager of the Transamerica Premier Focus Fund and the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the aggressive growth and small/mid growth discipline. Prior to joining Transamerica, Mr. Bonavico worked as a research analyst for Salomon Brothers. He joined Transamerica in 1993 and has 14 years of investment experience. Mr. Bonavico received a B.S. in economics from the University of Delaware and is a Chartered Financial Analyst.

LEAD PORTFOLIO CO-MANAGER SINCE 2001: KENNETH F. BROAD, CFA. Mr. Broad is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Broad is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the small/mid growth discipline. Prior to joining Transamerica, Mr. Broad was Vice President and Portfolio Manager with Franklin Templeton Group. He joined Transamerica in 2000 and has eight years of investment experience. Mr. Broad holds an M.B.A. from the University of California at Los Angeles and received his B.S. in economics from Colgate University. He is a Chartered Financial Analyst.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be

                                      ATSF
                    TGO- 3 Transamerica Growth Opportunities greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
    ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
    --------------       ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Growth      Transamerica Premier       6/30/97     $  84.5M   (18.50)%  10.45%          13.97%
  Opportunities            Growth Opportunities
                           Fund(1)

(1) This fund does not have a sales load.

                                      ATSF
                    TGO- 4 Transamerica Growth Opportunities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                 FOR THE YEAR
                                                              ENDED DECEMBER 31,
                                                              -------------------
                                                               2002        2001*
                                                              -------     -------
Net asset value, beginning of year                            $ 11.18     $10.00
                                                              -------     ------
  Income from operations:
    Net investment income (loss)                                (0.05)     (0.01)
    Net realized and unrealized gain (loss) on investments      (1.55)      1.19
                                                              -------     ------
      Net income (loss) from operations                         (1.60)      1.18
                                                              -------     ------
  Distributions:
    Dividends from net investment income                         0.00       0.00
    Dividends from net realized gains on investments             0.00       0.00
                                                              -------     ------
      Total distributions                                        0.00       0.00
                                                              -------     ------
Net asset value, end of year                                  $  9.58     $11.18
                                                              =======     ======
Total return                                                   (14.31)%    11.80%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $95,613     $5,581
    Ratio of total expenses to average net assets                1.12%      5.89%
    Ratio of net expenses to average net assets                  1.12%      1.20%
    Ratio of net investment income (loss) to average net
     assets                                                     (0.49)%    (0.47)%
    Portfolio turnover rate                                     13.50%      3.96%

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

 *  Portfolio commenced operations on May 2, 2001.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is net of the advisory fee waiver.

                                      ATSF
                    TGO- 5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA LOGO)  Transamerica Money Market
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per by:

 - investing in securities which present minimal credit risk; and

 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.
                                      ATSF
                        TMM- 1 Transamerica Money Market

[GRAPH ICON]
PAST PERFORMANCE*
------------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             2.45%
1994                                                                             3.44%
1995                                                                             5.40%
1996                                                                             5.03%
1997                                                                             5.24%
1998                                                                             5.26%
1999                                                                             4.63%
2000                                                                             6.15%
2001                                                                             4.01%
2002                                                                             1.44%

Highest:  1.62%  Quarter  06/30/00
Lowest:   0.31%  Quarter  12/31/02

                                  7 DAY YIELD
                           (As of December 31, 2002)
                                     1.14%
(1) This portfolio had a different subadviser prior to May 1, 2002.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (For Calendar Year ended 12/31/02)

                              1 YEAR    5 YEARS    10 YEARS
                             --------   --------   ---------
Transamerica Money Market      1.44%      4.28%      4.30%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                              CLASS OF SHARES
                                             INITIAL    SERVICE
---------------------------------------------------------------
Management fees                                0.35%      0.35%
Rule 12b-1 fees                                 N/A       0.25%
Other expenses                                 0.06%      0.06%
                                                 --------------
TOTAL                                          0.41%      0.66%
Expense reduction(b)                            N/A        N/A
                                                 --------------
NET OPERATING EXPENSES                         0.41%      0.66%
---------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 0.70%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $42      $132      $230       $518
Service Class                    $67      $211      $368       $822
---------------------------------------------------------------------

                                      ATSF
                        TMM- 2 Transamerica Money Market

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: EDWARD S. HAN. Mr. Han is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Han is the Lead Portfolio Manager of the Transamerica Premier Cash Reserve Fund and the Transamerica Premier High Yield Bond Fund. He also manages sub-advised funds and institutional separate accounts in the fixed income discipline. He joined Transamerica in 1998 and has eight years of investment experience. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

PORTFOLIO MANAGER: ANDREW T. KIM, CFA. Mr. Kim is Fixed Income Research Analyst at Transamerica Investment Management, LLC. He joined Transamerica in 2001 and has five years of investment experience. Mr. Kim received a B.A. in finance from the University of Southern California and is a Chartered Financial Analyst.

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------
This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the able represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations             0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                ========    ========    ========    ========    ========
Total return                                        1.44%       4.01%       6.15%       4.63%       5.26%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $584,061    $467,311    $319,945    $429,811    $169,731
    Ratio of expenses to average net assets         0.41%       0.44%       0.44%       0.44%       0.46%
    Ratio of net investment income (loss) to
      average net assets                            1.42%       3.70%       5.97%       4.81%       5.24%

(1) Prior to May 1, 2002, this portfolio was sub-advised by J.P. Morgan.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                        TMM- 3 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities

(TRANSAMERICA LOGO)Transamerica U.S. Government Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its net assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - investment grade corporate bonds

 - short-term corporate debt securities

 - non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - high yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - high quality money-market securities

 - debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the Portfolio's total assets)

 - zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

                                      ATSF
                TUSGS- 1 Transamerica U.S. Government Securities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

MORTGAGE-BACKED SECURITIES

Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the portfolio to a lower rate of return when it reinvests the principal. Further, the portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the portfolio to lose a portion of its principal investment represented by the premium the portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the portfolio's shares to fluctuate more.

CREDIT RISK

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities. In the event of a failure of these securities to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

HIGH-YIELD DEBT SECURITY RISK

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                TUSGS- 2 Transamerica U.S. Government Securities

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             15.64%
1996                                                                              1.81%
1997                                                                              9.15%
1998                                                                              7.38%
1999                                                                             -0.87%
2000                                                                             10.16%
2001                                                                              5.10%
2002                                                                              5.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.52%  Quarter  06/30/95
Lowest:   (2.63)% Quarter  03/31/96

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                                   SINCE
                                                 INCEPTION
                                                 (MAY 13,
                              1 YEAR   5 YEARS     1994)
                              ------   -------   ---------
Transamerica U.S. Government
  Securities                   5.81%    5.45%      6.11%
Lehman Brothers Aggregate
  Bond Index                  10.25%    7.55%      8.01%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.65%      0.65%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.71%      0.96%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.71%      0.96%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.73%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. Transamerica has been the portfolio's sub-adviser since May 1, 2002. Prior to that date, a different firm managed the portfolio and the performance prior to May 1, 2002 is attributable to that firm.

                                      ATSF
                TUSGS- 3 Transamerica U.S. Government Securities

   36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.73%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $73      $227      $395      $  883
Service Class                    $98      $306      $531      $1,178
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.65%

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: PETER O. LOPEZ. Mr. Lopez is Vice President and Director of Research, Fixed Income at Transamerica Investment Management, LLC. He also manages institutional separate accounts in the fixed income discipline. Prior to joining Transamerica Investment Management, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Equities Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 10 years of experience in fixed income analysis and is a CFA Level III candidate.

                                      ATSF
                TUSGS- 4 Transamerica U.S. Government Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------
                                                 2002         2001        2000        1999        1998
                                               --------     --------     -------     -------     -------
Net asset value, beginning of year             $  11.89     $  11.88     $ 11.53     $ 12.32     $ 11.87
                                               --------     --------     -------     -------     -------
Income from operations:
  Net investment income (loss)                     0.42         0.36        0.74        0.62        0.40
  Net realized and unrealized gain (loss) on
    investments                                    0.26         0.23        0.36       (0.73)       0.46
                                               --------     --------     -------     -------     -------
    Net income (loss) from operations              0.68         0.59        1.10       (0.11)       0.86
                                               --------     --------     -------     -------     -------
Distributions:
  Dividends from net investment income            (0.25)       (0.58)      (0.75)      (0.46)      (0.41)
  Distributions from net realized gains on
    investments                                    0.00         0.00        0.00       (0.22)       0.00
                                               --------     --------     -------     -------     -------
    Total distributions                           (0.25)       (0.58)      (0.75)      (0.68)      (0.41)
                                               --------     --------     -------     -------     -------
Net asset value, end of year                   $  12.32     $  11.89     $ 11.88     $ 11.53     $ 12.32
                                               ========     ========     =======     =======     =======
Total return                                       5.81%        5.10%      10.16%      (0.87)%      7.38%
Ratios and supplemental data:
  Net assets at end of year (in thousands)     $284,569     $120,875     $75,182     $83,777     $82,889
  Ratio of total expenses to average net
    assets                                         0.71%        0.79%       0.76%       0.77%       0.73%
  Ratio of net expenses to average net assets      0.71%        0.75%       0.74%       0.73%       0.72%
  Ratio of net investment income (loss) to
    average net assets                             3.50%        4.64%       5.38%       5.52%       5.21%
  Portfolio turnover rate                        378.95%         760%      1,109%        596%        615%

(1) Effective May 1, 2002, this portfolio was named Transamerica U.S. Government Securities and Transamerica Investment Management, LLC became sub-adviser.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                TUSGS- 5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management Inc. (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures.

Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]

1994                                                                             -7.36%
1995                                                                             46.79%
1996                                                                             18.88%
1997                                                                             21.45%
1998                                                                             37.33%
1999                                                                            105.16%
2000                                                                            -11.92%
2001                                                                            -33.23%
2002                                                                            -33.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter   12/31/99
Lowest:      (25.80)% Quarter   12/31/00

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                                 SINCE
                                               INCEPTION
                        1 YEAR    5 YEARS   (MARCH 1, 1993)
                        -------   -------   ---------------
Van Kampen Emerging
  Growth                (33.06)%   2.10%          10.69%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%          9.25%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                             ---------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80% of the first $750 million; 0.75% over $750 million up to $1 billion; 0.70% over $1 billion.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                            2002          2001          2000          1999         1998
                                         ----------    ----------    ----------    ----------    --------
Net asset value, beginning of year       $    19.44    $    29.66    $    46.01    $    26.92    $  20.37
                                         ----------    ----------    ----------    ----------    --------
  Income from operations:
    Net investment income (loss)              (0.04)         0.01         (0.13)        (0.15)      (0.08)
    Net realized and unrealized gain
      (loss) on investments                   (6.39)        (9.84)        (4.55)        26.83        7.56
                                         ----------    ----------    ----------    ----------    --------
      Net income (loss) from operations       (6.43)        (9.83)        (4.68)        26.68        7.48
                                         ----------    ----------    ----------    ----------    --------
  Distributions:
    Dividends from net investment
      income                                  (0.01)        (0.02)        (0.41)        (0.21)       0.00
    Distributions from net realized
      gains on investments                     0.00         (0.37)       (11.26)        (7.38)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
      Total distributions                     (0.01)        (0.39)       (11.67)        (7.59)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
Net asset value, end of year             $    13.00    $    19.44    $    29.66    $    46.01    $  26.92
                                         ==========    ==========    ==========    ==========    ========
Total return                                 (33.06)%      (33.23)%      (11.92)%      105.16%      37.33%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                         $  652,427    $1,077,677    $1,840,848    $1,916,025    $853,440
    Ratio of expenses to average net
      assets                                   0.88%         0.92%         0.85%         0.87%       0.89%
    Ratio of net investment income
      (loss) to average net assets            (0.27)%        0.06%        (0.26)%       (0.44)%     (0.36)%
    Portfolio turnover rate                  231.11%       178.14%       120.78%       117.72%      99.50%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

COSTS AND MARKET TIMING/FREQUENT TRANSFERS

Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                       Atlas Portfolio Builder Prospectus

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2003

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               AAG-1    Alger Aggressive Growth
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGV-1    Capital Guardian Value
                                              DSCV-1    Dreyfus Small Cap Value (closed to new investors)
                                               JGL-1    Janus Global
                                               JGR-1    Janus Growth
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPGS-1    T. Rowe Price Growth Stock
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth aggressively, and can tolerate wide swings in the value of his investment.
---------------------
When a portfolio manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

[ALGER LOGO]    Alger Aggressive Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital
appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Fred Alger Management, Inc. (Alger), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities such as common or preferred stocks

 - Convertible securities (convertible securities are securities which can be exchanged or converted into common stock of such companies)

To a lesser extent, the sub-adviser may invest portfolio assets in:

 - U.S. dollar denominated securities of foreign issuers (American Depositary Receipts (ADRs))

 - Money market instruments

 - Repurchase agreements

Under normal market conditions, the portfolio invests at least 85% of its assets in common stocks. The portfolio invests in companies of any size that the portfolio managers consider to be growing rapidly. A research oriented, "bottom-up" approach to security selection is emphasized.

The portfolio may also use leveraging, a technique that involves borrowing money to invest in an effort to enhance shareholder returns.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing company stocks may be very volatile and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

CONVERTIBLES

As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

LEVERAGING

Leveraging by a portfolio involves special risks:

 - Leveraging practices may make a portfolio more volatile.

 - Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio's securities.

 - Money borrowed for leveraging is subject to interest costs.

 - Minimum average balances may need to be maintained or a line of credit in connection with borrowing may be necessary resulting in an increase in the cost of borrowing over the stated interest rate.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                         AAG- 1 Alger Aggressive Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             38.02%
1996                                                                             10.45%
1997                                                                             24.25%
1998                                                                             48.69%
1999                                                                             69.02%
2000                                                                            -31.33%
2001                                                                            -16.45%
2002                                                                            -34.39%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.67%  Quarter  12/31/99
Lowest:   (22.51)% Quarter  12/31/00

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                            SINCE INCEPTION
                       1 YEAR     5 YEARS   (MARCH 1, 1994)
                       -------    -------   ---------------
Alger Aggressive
  Growth                (34.39)%    (1.11)%        6.67%
S&P 500 Composite
  Stock Index           (22.09)%    (0.58)%        9.36%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.10%      0.10%
                                            ----------------
TOTAL                                       0.90%      1.15%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                         AAG- 2 Alger Aggressive Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 92     $287      $498      $1,108
Service Class                    $117     $365      $633      $1,398
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Fred Alger Management, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80%.

PORTFOLIO MANAGERS: Frederick M. Alger III is the chief market strategist for the portfolio overseeing the investments of the portfolio. David Hyun CFA, is responsible for the day-to-day operations and has served as portfolio manager since September 2001. Mr. Alger is the founder of Alger. Mr. Hyun joined Alger in 1991 and previously served as co-manager of the portfolio from 1997 to June 2000. Mr. Hyun joined Oppenheimer Fund in June 2000 and served as portfolio manager until September 2001.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------
The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report which is available upon request by calling the Fund at 1-800-851-9777.

                                                               YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------
                                                2002        2001        2000         1999         1998
                                              --------    --------    --------    ----------    --------
Net asset value, beginning of year            $  16.34    $  19.56    $  33.28    $    22.44    $  16.04
                                              --------    --------    --------    ----------    --------
Income from operations:
  Net investment income (loss)                   (0.07)      (0.03)      (0.09)        (0.15)      (0.04)
  Net realized and unrealized gain (loss) on
    investments                                  (5.55)      (3.19)     (10.03)        14.95        7.68
                                              --------    --------    --------    ----------    --------
    Net income (loss) from operations            (5.62)      (3.22)     (10.12)        14.80        7.64
                                              --------    --------    --------    ----------    --------
Distributions:
  Dividends from net investment income            0.00        0.00       (0.42)        (1.54)      (0.05)
  Distributions from net realized gains on
    investments                                   0.00        0.00       (3.18)        (2.42)      (1.19)
                                              --------    --------    --------    ----------    --------
    Total distributions                           0.00        0.00       (3.60)        (3.96)      (1.24)
                                              --------    --------    --------    ----------    --------
Net asset value, end of year                  $  10.72    $  16.34    $  19.56    $    33.28    $  22.44
                                              ========    ========    ========    ==========    ========
Total return                                    (34.39)%    (16.45)%    (31.33)%       69.02%      48.69%
Ratios and supplemental data:
  Net assets at end of year (in thousands)    $403,301    $682,355    $907,696    $1,117,511    $574,164
  Ratio of expenses to average net assets         0.90%       0.97%       0.86%         0.89%       0.91%
  Ratio of net investment income (loss) to
    average net assets                           (0.49)%     (0.15)%     (0.31)%       (0.56)%     (0.21)%
  Portfolio turnover rate                       196.99%     104.17%     122.70%       101.71%     117.44%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                         AAG- 3 Alger Aggressive Growth

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Conservative Portfolio
                            (formerly, Conservative Asset Allocation)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 30% of assets in equities and 50% of assets in bonds, and 20% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

AFTA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                TOTAL OPERATING
     UNDERLYING PORTFOLIO:      EXPENSE RATIOS
     ---------------------      ---------------
American Century Income &
  Growth                               1.40%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Mid Cap                        1.00%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
T. Rowe Price Growth Stock             0.87%
T. Rowe Price Small Cap                0.96%
Third Avenue Value                     0.89%
Transamerica Convertible
  Securities                           1.08%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                            ----------------
TOTAL                                       0.19%      0.44%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $19      $ 61      $107       $243
Service Class                    $45      $141      $246       $555
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (0.97)
                                                                   --------
      Net income (loss) from operations                               (0.91)
                                                                   --------
  Distributions:
    Dividends from net income                                          0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   9.09
                                                                   ========
Total return                                                          (9.10)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $169,834
    Ratio of expenses to average net assets                            0.19 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.07 %
    Portfolio turnover rate                                           28.27 %

* Portfolio commenced operations on May 1, 2002

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Growth Portfolio
                            (formerly, Aggressive Asset Allocation)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios based on the investment objective.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in short-term securities.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

ASSET ALLOCATION -- GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Dreyfus Small Cap Value                 0.88%
Federated Growth & Income               0.81%
Great Companies -- America(SM)          0.88%
Great Companies -- Technology(SM)       1.00%
Jennison Growth                         0.99%
PBHG/NWQ Value Select                   0.89%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
Third Avenue Value                      0.89%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%
Van Kampen Emerging Growth              0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolio in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratio of the Portfolio (calculated as a percentage of average net assets) is estimated to be: 1.18%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.11%      0.11%
                                             ---------------
TOTAL                                       0.21%      0.46%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.21%      0.46%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Classes are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $22      $ 68      $118       $268
Service Class                    $47      $148      $258       $579
---------------------------------------------------------------------

                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio.
[MONEY ICON]

FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.91)
                                                                   --------
      Net income (loss) from operations                               (1.83)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.17
                                                                   ========
Total return                                                         (18.30)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $156,176
    Ratio of expenses to average net assets                            0.21 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.43 %
    Portfolio turnover rate                                           19.99 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Moderate Portfolio
                            (formerly, Moderate Asset Allocation)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities and 35% of assets in bonds, 15% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report).

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Clarion Real Estate Securities          0.98%
Dreyfus Mid Cap                         1.00%
GE U.S. Equity                          0.92%
Great Companies -- America(SM)          0.88%
Jennison Growth                         0.99%
MFS High Yield                          0.91%
PBHG/NWQ Value Select                   0.89%
PIMCO Total Return                      0.78%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
T. Rowe Price Growth Stock              0.87%
T. Rowe Price Small Cap                 0.96%
Third Avenue Value                      0.89%
Transamerica Convertible
  Securities                            1.08%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.08%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (1.25)
                                                                   --------
      Net income (loss) from operations                               (1.19)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.81
                                                                   ========
Total return                                                         (11.90)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $405,684
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.03 %
    Portfolio turnover rate                                           20.60 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]  Asset Allocation -- Moderate Growth Portfolio
                           (formerly, Moderately Aggressive Asset Allocation)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, and 30% of assets in bonds and cash, with approximately 20% being allocated to bonds and the remaining 10% to cash. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security torepay principal prior to a security's maturity cancause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                  TOTAL OPERATING
UNDERLYING PORTFOLIO              EXPENSE RATIOS
--------------------              ---------------
American Century Income & Growth       1.40%
American Century International         1.20%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Small Cap Value                0.88%
Federated Growth & Income              0.81%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Great
  Companies -- Technology(SM)          1.00%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PBHG/NWQ Value Select                  0.89%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
Third Avenue Value                     0.89%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%
Van Kampen Emerging Growth             0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be: 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio.

                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.56)
                                                                   --------
      Net income (loss) from operations                               (1.48)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.52
                                                                   ========
Total return                                                         (14.80)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $396,608
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.33 %
    Portfolio turnover rate                                           22.84 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial,and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, Initial Class and Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future returns.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                              4.09%
1995                                                                             34.59%
1996                                                                             23.84%
1997                                                                             24.81%
1998                                                                              7.56%
1999                                                                             -3.06%
2000                                                                              5.57%
2001                                                                              6.64%
2002                                                                            -20.70%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   14.89%  Quarter  12/31/98
Lowest:   (21.13)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                        1 YEAR   5 YEARS   (MAY 27, 1993)
                        ------   -------   ---------------
Capital Guardian Value  (20.70)% (1.42)%         7.89%
Russell 1000 Value
  Index                 (15.52)%  1.16%         10.15%*

* From 5/31/93
* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.

PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

Karen A. Miller is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001        2000*         1999         1998
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year          $  17.35     $  17.58     $  19.99     $  21.68     $  20.70
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.18         0.16         0.15         0.18         0.22
  Net realized and unrealized gain (loss)
    on investments                             (3.75)        1.01         0.68        (0.72)        1.36
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (3.57)        1.17         0.83        (0.54)        1.58
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.11)       (0.14)       (0.19)       (0.24)       (0.22)
  Distributions from net realized gains on
    investments                                (0.52)       (1.26)       (3.05)       (0.91)       (0.38)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.63)       (1.40)       (3.24)       (1.15)       (0.60)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $  13.15     $  17.35     $  17.58     $  19.99     $  21.68
                                            ========     ========     ========     ========     ========
Total return                                  (20.70)%       6.64%        5.57%       (3.06)%       7.56%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $286,725     $217,637     $182,354     $209,653     $246,102
  Ratio of total expenses to average net
    assets                                      0.91%        0.95%        0.93%        0.95%        0.85%
  Ratio of net expenses to average net
    assets                                      0.91%        0.94%        0.91%        0.88%        0.84%
  Ratio of net investment income (loss) to
    average net assets                          1.23%        1.01%        0.77%        0.77%        1.10%
  Portfolio turnover rate                      39.43%          55%          85%          51%          19%

* Effective October 9, 2000, the name of the Endeavor Value Equity Portfolio was changed to Capital Guardian Value and Capital Guardian Trust Company became the Portfolio's investment adviser.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital
 - A less conservative investment with greater risk and reward potential than a portfolio investing in large-capitalization companies

[DREYFUS LOGO]    Dreyfus Small Cap Value (closed to new investors)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital growth. To pursue its goal, the portfolio normally invests at least 80% of its assets in small cap companies. Small cap companies are defined as those whose market capitalizations are within the capitalization range of companies in the Russell 2000 Index at the time of purchase. Because the portfolio may continue to hold a security whose market capitalization grows, a substantial portion of the portfolio's holdings can have market capitalizations in excess of the capitalization range of the companies in the Russell 2000 Index. The portfolio may also invest in initial public offerings (IPOs) and stocks of foreign securities.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio normally invests in "value" companies. The sub-adviser, The Dreyfus Corporation (Dreyfus), identifies potential investment through extensive fundamental and quantitative research. The portfolio will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

 - value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

 - business health, or overall efficiency and profitability as measured by return on assets and return on equity

 - business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm.

Because a company could remain undervalued for years, value investors search for factors that could trigger a rise in price, including new products or markets, opportunities for greater market share and more effective management.

Most of the portfolio's assets will be invested in equity securities, primarily common stocks of U.S. issuers. Normally, the portfolio will not invest more than 20% of its total assets in foreign securities.

Note: Effective July 1, 2002, Dreyfus Small Cap Value closed to new investors. All Policyowners invested in Dreyfus Small Cap Value prior to July 1, 2002 may continue to invest in the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of small capitalization companies appear to be greatly out of proportion to the valuations of medium or large capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price

                                      ATSF
                        DSCV- 1 Dreyfus Small Cap Value
volatility and may decline more significantly in market downturns than securities of larger companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Value stocks, in many cases, are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004.
The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                             -1.79%
1995                                                                             14.05%
1996                                                                             25.63%
1997                                                                             25.56%
1998                                                                             -2.18%
1999                                                                             29.39%
2000                                                                             11.02%
2001                                                                             28.79%
2002                                                                            -39.46%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter   12/31/01
Lowest:   (33.09)% Quarter   09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR    5 YEARS    (MAY 4, 1993)
                       -------   -------   ---------------
Dreyfus Small Cap
  Value                (39.46)%   1.84%         8.32%
Russell 2000 Index     (20.48)%  (1.36)%        7.25%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. The Dreyfus Corporation has been the portfolio's sub-adviser since September 16, 1996. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to September 16, 1996 is attributable to that firm.

                                      ATSF
                        DSCV- 2 Dreyfus Small Cap Value
these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                              CLASS OF SHARES
                             INITIAL    SERVICE
-----------------------------------------------
Management fees                0.80%      0.80%
Rule 12b-1 fees                 N/A       0.25%
Other expenses                 0.08%      0.08%
                                ---------------
TOTAL                          0.88%      1.13%
Expense reduction(b)            N/A        N/A
                                ---------------
NET OPERATING EXPENSES         0.88%      1.13%
-----------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.

(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.89%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: The Dreyfus Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGER:

PETER L. HIGGINS serves as portfolio manager for this portfolio. Mr. Higgins has been employed by The Boston Company Asset Management, LLC, a subsidiary of Mellon Financial Corporation, since August 1988 and by Dreyfus since February 1996.

                                      ATSF
                        DSCV- 3 Dreyfus Small Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by Pricewaterhouse Coopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  15.72    $  15.62    $  16.51    $  14.14    $  16.41
                                                --------    --------    --------    --------    --------
Income from operations:
  Net investment income (loss)                     (0.05)      (0.03)      (0.03)      (0.04)      (0.03)
  Net realized and unrealized gain (loss) on
    investments                                    (6.24)       4.66        1.87        4.00       (0.13)
                                                --------    --------    --------    --------    --------
    Net income (loss) from operations              (6.29)       4.63        1.84        3.96       (0.16)
                                                --------    --------    --------    --------    --------
Distributions:
  Dividends from net investment income              0.00        0.00        0.00        0.00       (0.02)
  Distributions from net realized gains on
    investments                                    (1.80)      (4.53)      (2.73)      (1.59)      (2.09)
                                                --------    --------    --------    --------    --------
    Total distributions                            (1.80)      (4.53)      (2.73)      (1.59)      (2.11)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $   7.63    $  15.72    $  15.62    $  16.51    $  14.14
                                                ========    ========    ========    ========    ========
Total return                                      (39.46)%     28.79%      11.02%      29.39%      (2.18)%
Ratios and supplemental data:
  Net assets at end of year (in thousands)      $224,359    $313,685    $213,086    $187,803    $158,662
  Ratio of total expenses to average net
    assets                                          1.19%       1.18%       1.26%       1.22%       0.94%
  Ratio of net expenses to average net assets       0.88%       0.91%       0.91%       0.90%       0.86%
  Ratio of net investment income (loss) to
    average net assets                             (0.45)%     (0.24)%     (0.23)%     (0.28)%     (0.23)%
  Portfolio turnover rate                         132.98%        172%        192%        216%        183%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                        DSCV- 4 Dreyfus Small Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the significant risks associated with foreign investing.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

[JANUS LOGO]    Janus Global
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus) seeks to achieve the portfolio's investment objective by investing principally in:

 - Common stocks of foreign and domestic issuers

 - Depositary receipts including ADRs, GDRs and EDRs

The portfolio may also use forward foreign currency contracts for hedging.

Janus' main strategy is to use a "bottom up" approach to build the portfolio's investment portfolio. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Foreign securities are generally selected on a stock-by-stock basis without regard to defined allocation among countries or geographic regions.

When evaluating foreign investments, Janus (in addition to looking at individual companies) considers such factors as:

 - Expected levels of inflation in various countries

 - Government policies that might affect business conditions

 - The outlook for currency relationships

 - Prospects for economic growth among countries, regions or geographic areas

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DEPOSITARY RECEIPTS

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. They are subject to some of the same risks as direct investments in foreign securities, including currency risk. The regulatory requirements with respect to depositary receipts that are issued in sponsored and unsponsored programs are generally similar, but the issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the depositary receipts.

                                      ATSF
                              JGL- 1 Janus Global

FORWARD FOREIGN CURRENCY CONTRACTS

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline. Such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise.

Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the portfolio's limitation on investing in illiquid securities.

If the portfolio manager's judgment of markets proves incorrect or the strategy does not correlate well with a portfolio's investment, the use of such hedging transactions could result in a loss regardless of whether the intent was to reduce risk or increase return and may increase a portfolio's volatility. In addition, in the event that non-exchange traded forward currency contracts are used, such transactions could result in a loss if the counterparty to the transaction does not perform as promised.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             35.05%
1994                                                                              0.25%
1995                                                                             23.06%
1996                                                                             27.74%
1997                                                                             18.75%
1998                                                                             30.01%
1999                                                                             71.10%
2000                                                                            -17.55%
2001                                                                            -22.84%
2002                                                                            -26.02%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   46.11%  Quarter  12/31/99
Lowest:   (20.75)% Quarter  12/31/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                              1 YEAR    5 YEARS   10 YEARS
                              -------   -------   --------
Janus Global                  (26.02)%   0.92%     10.22%
Morgan Stanley Capital
  International World Index   (19.54)%  (1.76)%     6.70%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                              JGL- 2 Janus Global

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.12%      0.12%
                                    ---------------
TOTAL                              0.92%      1.17%
Expense reduction(b)                N/A        N/A
                                    ---------------
NET OPERATING EXPENSES             0.92%      1.17%
---------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02.
    Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 94     $293      $509      $1,131
Service Class                    $119     $372      $644      $1,420
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

MANAGEMENT FEE: As a percentage of the portfolio's average daily net assets -- 0.80%.

PORTFOLIO MANAGERS:

HELEN YOUNG HAYES, CFA and LAURENCE CHANG, CFA have served as co-portfolio managers of this portfolio since January 2000. Ms. Hayes has served as manager of this portfolio since its inception. She has been employed by Janus since 1987.

Mr. Chang has been employed by Janus since 1993.

                                      ATSF
                              JGL- 3 Janus Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                           2002         2001          2000          1999          1998
                                         --------    ----------    ----------    ----------    ----------
Net asset value, beginning of year       $  18.32    $    23.97    $    37.46    $    23.71    $    19.04
                                         --------    ----------    ----------    ----------    ----------
  Income from operations:
    Net investment income (loss)             0.09          0.10          0.02         (0.04)         0.05
    Net realized and unrealized gain
      (loss) on investments                 (4.82)        (5.57)        (6.06)        16.42          5.61
                                         --------    ----------    ----------    ----------    ----------
      Net income (loss) from operations     (4.73)        (5.47)        (6.04)        16.38          5.66
                                         --------    ----------    ----------    ----------    ----------
  Distributions:
    Dividends from net investment
      income                                (0.43)        (0.18)        (0.90)         0.00         (0.13)
    Distributions from net realized
      gains on investments                   0.00          0.00         (6.55)        (2.63)        (0.86)
                                         --------    ----------    ----------    ----------    ----------
      Total distributions                   (0.43)        (0.18)        (7.45)        (2.63)        (0.99)
                                         --------    ----------    ----------    ----------    ----------
Net asset value, end of year             $  13.16    $    18.32    $    23.97    $    37.46    $    23.71
                                         ========    ==========    ==========    ==========    ==========
Total return                               (26.02)%      (22.84)%      (17.55)%       71.10%        30.01%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                         $635,357    $1,082,192    $1,717,573    $1,926,210    $1,069,765
    Ratio of expenses to average net
      assets                                 0.92%         0.95%         0.89%         0.92%         0.95%
    Ratio of net investment income
      (loss) to average net assets           0.60%         0.50%         0.06%        (0.14)%        0.23%
    Portfolio turnover rate                 67.40%        83.21%        82.42%        68.10%        87.36%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                              JGL- 4 Janus Global

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

[JANUS LOGO]    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity Securities

The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                              3.97%
1994                                                                             -8.31%
1995                                                                             47.12%
1996                                                                             17.96%
1997                                                                             17.54%
1998                                                                             64.47%
1999                                                                             59.67%
2000                                                                            -28.94%
2001                                                                            -28.20%
2002                                                                            -29.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter  12/31/99
Lowest:   (31.92)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Janus Growth              (29.92)%   (1.25)%    6.21%
S&P 500 Composite
  Stock Index             (22.09)%   (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.01%      0.01%
                                             ---------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                              JGR- 2 Janus Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $274      $477      $1,061
Service Class                    $112     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                        FOR THE YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------
                                          2002          2001          2000          1999          1998
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year     $    32.65    $    47.34    $    78.00    $    59.94    $    36.84
                                       ----------    ----------    ----------    ----------    ----------
  Income from operations:
    Net investment income (loss)            (0.09)        (0.12)        (0.14)        (0.04)         0.12
    Net realized and unrealized gain
      (loss) on investments                 (9.68)       (13.24)       (21.10)        34.02         23.49
                                       ----------    ----------    ----------    ----------    ----------
      Net income (loss) from
         operations                         (9.77)       (13.36)       (21.24)        33.98         23.61
                                       ----------    ----------    ----------    ----------    ----------
  Distributions:
    Dividends from net investment
      income                                 0.00          0.00         (0.10)        (1.17)        (0.09)
    Distributions from net realized
      gains on investments                   0.00         (1.33)        (9.32)       (14.75)        (0.42)
                                       ----------    ----------    ----------    ----------    ----------
      Total distributions                    0.00         (1.33)        (9.42)       (15.92)        (0.51)
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, end of year           $    22.88    $    32.65    $    47.34    $    78.00    $    59.94
                                       ==========    ==========    ==========    ==========    ==========
Total return                               (29.92)%      (28.20)%      (28.94)%       59.67%        64.47%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                       $1,109,540    $1,892,586    $2,957,087    $4,141,240    $3,086,057
    Ratio of expenses to average net
      assets                                 0.86%         0.89%         0.82%         0.82%         0.83%
    Ratio of net investment income
      (loss) to average net assets          (0.33)%       (0.33)%       (0.18)%       (0.05)%        0.25%
    Portfolio turnover rate                 67.50%        60.30%        49.08%        70.95%        35.29%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth

[T. ROWE PRICE LOGO]    T. Rowe Price Equity Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:

 - an established operating history

 - above-average dividend yield relative to the S&P 500 Index

 - low price-to-earnings ratio relative to the S&P 500 Index

 - a sound balance sheet and other positive financial characteristics

 - low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in

                                      ATSF
                      TRPEI- 1 T. Rowe Price Equity Income
foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks.

STYLE RISK -- DIVIDEND - PAYING COMPANIES

The portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

VALUE STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing.

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2002)
[PERFORMANCE GRAPH]

1995                                                                             30.50%
1996                                                                             19.88%
1997                                                                             28.27%
1998                                                                              8.81%
1999                                                                              3.47%
2000                                                                             12.31%
2001                                                                              2.17%
2002                                                                            -12.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   13.35%  Quarter  06/30/99
Lowest:   (17.23)% Quarter  09/30/02

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

                                      ATSF
                      TRPEI- 2 T. Rowe Price Equity Income

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (JANUARY 3, 1995)
                       ------   -------   -----------------
T. Rowe Price Equity
  Income               (12.81)%   2.41%         10.74%
S&P 500 Composite
  Stock Index          (22.09)%  (0.58)%        10.29%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)
% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL   SERVICE
---------------------------------------------------
Management fees                     0.75%     0.75%
Rule 12b-1 fees                      N/A      0.25%
Other expenses                      0.05%     0.05%
                                     --------------
TOTAL                               0.80%     1.05%
Expense reduction(b)                 N/A       N/A
                                     --------------
NET OPERATING EXPENSES              0.80%     1.05%
---------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.88%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe in 1982 and has been managing investments since 1983. Mr. Rogers has managed the T. Rowe Price Equity Income Fund since 1993.

                                      ATSF
                      TRPEI- 3 T. Rowe Price Equity Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001         2000         1999         1998
       T. ROWE PRICE EQUITY INCOME          --------     --------     --------     --------     --------
Net asset value, beginning of year          $  18.09     $  19.52     $  19.50     $  20.04     $  19.34
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.28         0.24         0.39         0.38         0.35
  Net realized and unrealized gain (loss)
    on investments                             (2.58)        0.24         1.78         0.42         1.33
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (2.30)        0.48         2.17         0.80         1.68
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.18)       (0.35)       (0.39)       (0.40)       (0.28)
  Distributions from net realized gains on
    investments                                (0.32)       (1.56)       (1.76)       (0.94)       (0.70)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.50)       (1.91)       (2.15)       (1.34)       (0.98)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $  15.29     $  18.09     $  19.52     $  19.50     $  20.04
                                            ========     ========     ========     ========     ========
Total return                                  (12.81)%       2.17%       12.31%        3.47%        8.81%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $520,204     $289,420     $257,343     $264,718     $262,328
  Ratio of total expenses to average net
    assets                                      0.85%        0.90%        0.90%        0.88%        0.85%
  Ratio of net expenses to average net
    assets                                      0.85%        0.90%        0.90%        0.87%        0.85%
  Ratio of net investment income (loss) to
    average net assets                          1.72%        1.48%        1.98%        1.89%        2.18%
  Portfolio turnover rate                      12.24%          19%          38%          35%          20%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                      TRPEI- 4 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

[T. ROWE PRICE LOGO]    T. Rowe Price Growth Stock
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe
Price) seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks. The portfolio concentrates its investments in growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                      TRPGS- 1 T. Rowe Price Growth Stock

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.

GROWTH STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             37.20%
1996                                                                             20.77%
1997                                                                             28.57%
1998                                                                             28.67%
1999                                                                             22.19%
2000                                                                             -0.51%
2001                                                                            -10.04%
2002                                                                            -22.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      23.37%  Quarter  12/31/98
Lowest:      (15.04)% Quarter  06/30/02

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

                                      ATSF
                      TRPGS- 2 T. Rowe Price Growth Stock

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                              SINCE INCEPTION
                        1 YEAR     5 YEARS   (JANUARY 5, 1995)
                       ---------   -------   -----------------
T. Rowe Price Growth
  Stock                   (22.81)%  1.67%           11.06%
S&P 500 Composite
  Stock Index             (22.09)% (0.58)%          10.29%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                             ---------------
TOTAL                                       0.87%      1.12%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.89%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGER:

ROBERT W. SMITH, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst.

                                      ATSF
                      TRPGS- 3 T. Rowe Price Growth Stock

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                             YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------
                                            2002         2001          2000          1999         1998
                                          --------     --------     ----------     --------     --------
Net asset value, beginning of year        $  19.56     $  25.62     $    28.73     $  25.60     $  20.78
                                          --------     --------     ----------     --------     --------
Income from operations:
  Net investment income (loss)                0.02         0.02           0.00         0.03         0.06
  Net realized and unrealized gain
    (loss) on investments                    (4.48)       (2.37)         (0.15)        5.28         5.76
                                          --------     --------     ----------     --------     --------
    Net income (loss) from operations        (4.46)       (2.35)         (0.15)        5.31         5.82
                                          --------     --------     ----------     --------     --------
Distributions:
  Dividends from net investment income       (0.01)        0.00          (0.03)       (0.07)       (0.05)
  Distributions from net realized gains
    on investments                            0.00        (3.71)         (2.93)       (2.11)       (0.95)
                                          --------     --------     ----------     --------     --------
    Total distributions                      (0.01)       (3.71)         (2.96)       (2.18)       (1.00)
                                          --------     --------     ----------     --------     --------
Net asset value, end of year              $  15.09     $  19.56     $    25.62     $  28.73     $  25.60
                                          ========     ========     ==========     ========     ========
Total return                                (22.81)%     (10.04)%        (0.51)%      22.19%       28.67%
Ratios and supplemental data:
  Net assets at end of year (in
    thousands)                            $222,912     $229,751     $  269,983     $257,879     $194,301
  Ratio of total expenses to average net
    assets                                    0.92%        0.93%          0.91%        0.88%        0.87%
  Ratio of net expenses to average net
    assets                                    0.87%        0.91%          0.90%        0.87%        0.87%
  Ratio of net investment income (loss)
    to average net assets                     0.12%        0.11%          0.01%        0.21%        0.43%
  Portfolio turnover rate                    48.44%          67%            80%          66%          58%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                      TRPGS- 4 T. Rowe Price Growth Stock

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

[VAN KAMPEN LOGO] Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management Inc. (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

 - Rights, options and futures contracts may not be exercised and may expire worthless.

 - Warrants and rights may be less liquid than stocks.

 - Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures.

Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]

1994                                                                             -7.36%
1995                                                                             46.79%
1996                                                                             18.88%
1997                                                                             21.45%
1998                                                                             37.33%
1999                                                                            105.16%
2000                                                                            -11.92%
2001                                                                            -33.23%
2002                                                                            -33.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter   12/31/99
Lowest:      (25.80)% Quarter   12/31/00

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                                 SINCE
                                               INCEPTION
                        1 YEAR    5 YEARS   (MARCH 1, 1993)
                        -------   -------   ---------------
Van Kampen Emerging
  Growth                (33.06)%   2.10%          10.69%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%          9.25%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                             ---------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80% of the first $750 million; 0.75% over $750 million up to $1 billion; 0.70% over $1 billion.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                            2002          2001          2000          1999         1998
                                         ----------    ----------    ----------    ----------    --------
Net asset value, beginning of year       $    19.44    $    29.66    $    46.01    $    26.92    $  20.37
                                         ----------    ----------    ----------    ----------    --------
  Income from operations:
    Net investment income (loss)              (0.04)         0.01         (0.13)        (0.15)      (0.08)
    Net realized and unrealized gain
      (loss) on investments                   (6.39)        (9.84)        (4.55)        26.83        7.56
                                         ----------    ----------    ----------    ----------    --------
      Net income (loss) from operations       (6.43)        (9.83)        (4.68)        26.68        7.48
                                         ----------    ----------    ----------    ----------    --------
  Distributions:
    Dividends from net investment
      income                                  (0.01)        (0.02)        (0.41)        (0.21)       0.00
    Distributions from net realized
      gains on investments                     0.00         (0.37)       (11.26)        (7.38)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
      Total distributions                     (0.01)        (0.39)       (11.67)        (7.59)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
Net asset value, end of year             $    13.00    $    19.44    $    29.66    $    46.01    $  26.92
                                         ==========    ==========    ==========    ==========    ========
Total return                                 (33.06)%      (33.23)%      (11.92)%      105.16%      37.33%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                         $  652,427    $1,077,677    $1,840,848    $1,916,025    $853,440
    Ratio of expenses to average net
      assets                                   0.88%         0.92%         0.85%         0.87%       0.89%
    Ratio of net investment income
      (loss) to average net assets            (0.27)%        0.06%        (0.26)%       (0.44)%     (0.36)%
    Portfolio turnover rate                  231.11%       178.14%       120.78%       117.72%      99.50%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

COSTS AND MARKET TIMING/FREQUENT TRANSFERS

Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                            Transamerica Opportunity
                          Variable Annuity Prospectus

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2003














   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            S + AG-1    Select + Aggressive
                                             S + C-1    Select + Conservative
                                         S + G & I-1    Select + Growth & Income

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information

[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

[BULLSEYE ICON] The target directs you to a portfolio's goal or objective.

[CHESS PIECE ICON] The chess piece indicates discussion about a portfolio's strategies.

[STOPLIGHT ICON] The stoplight indicates the risks of investing in a portfolio.

[GRAPH]The graph indicates investment performance.

[QUESTION ICON] The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.

[BRIEF CASE ICON] The briefcase provides information about Fund management.

[DOLLAR ICON] The money sign provides financial information about your portfolio.

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

Select+ Aggressive

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term capital appreciation.

[CHESS PIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser seeks this objective by investing the portfolio's assets in a combination of underlying ATSF portfolios, and those of other mutual funds, based on the portfolio's investment objective.

In seeking the portfolio's investment objective, investment strategies include:

 - Under normal market conditions, allocating 100% of the portfolio's assets among underlying ATSF portfolios, and those of other mutual funds, consistent with the investment objective.

 - Adjusting the allocations to favor investments in those portfolios that the sub-adviser believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in short-term securities.

The sub-adviser will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the sub-adviser regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLIGHT ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the portfolio may fluctuate.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a security, and accordingly a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

ISSUER SPECIFIC CHANGES

Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and, therefore, indirectly impact the value of the portfolio's shares.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                           S+AG-1 Select+ Aggressive

SELECT+ AGGRESSIVE

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios, net of any applicable fee waivers or reimbursements, for each potential Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                  TOTAL OPERATING
UNDERLYING PORTFOLIO              EXPENSE RATIOS
--------------------              ---------------
American Century Income & Growth       1.40%
American Century International         1.20%
BlackRock Large Cap Value              1.30%
BlackRock Mid Cap Growth               1.30%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Capital Guardian Value                 0.91%
Dreyfus Mid Cap                        1.00%
Dreyfus Small Cap Value                0.88%
Federated Growth & Income              0.81%
Janus Growth                           0.85%
Salomon All Cap                        0.91%
Third Avenue Value                     0.89%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%
T. Rowe Price Equity Income            0.85%
T. Rowe Price Growth Stock             0.87%
Van Kampen Active International
  Allocation                           0.99%
Van Kampen Emerging Growth             0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios (as of December 31, 2002) of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratio of the portfolio (calculated as a percentage of average net assets) is estimated to be approximately 1.52%, and is generally expected to vary within a range of 1.50% to 1.85%.

The investment advisers or other service providers to certain of the Underlying Portfolios currently waive a portion of their fees and/or reimburse operating expenses with respect to the Underlying Portfolios. Any such fee waiver or expense reimbursement may be terminated in the future. Any termination of a fee waiver or expense reimbursement undertaking with respect to an Underlying Portfolio may be expected to increase the operating expenses of that Underlying Portfolio and, therefore, the operating expenses of the portfolio.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance. Past performance is not a prediction of future results.

[DOLLAR ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.45%      0.45%
                                             ---------------
TOTAL                                       0.55%      0.80%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.55%      0.80%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's contractual expense limits at inception (December 5, 2002). Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.55%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.55%. Current or future portfolio operating expenses

                                      ATSF
                           S+AG-2 Select+ Aggressive
may be further reduced by payments of operating expenses via directed brokerage arrangements.

Brokerage commissions used to offset the fund's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                SHARE CLASS                   1 YEAR   3 YEARS
--------------------------------------------------------------
Initial Class                                  $56      $176
Service Class                                  $82      $255
--------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Union Planters Investment Advisors, Inc. (UPIA)

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGER: This portfolio is managed by a UPIA investment team.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                       $10.00
                                                                    ------
  Income from operations:
      Net investment income (loss)                                    0.00
      Net realized and unrealized gain (loss) on investments         (0.24)
                                                                    ------
      Net income (loss) from operations                              (0.24)
                                                                    ------
  Distributions:
      Dividends from net investment income                            0.00
      Distributions from net realized gains on investments            0.00
                                                                    ------
      Total distributions                                             0.00
                                                                    ------
Net asset value, end of year                                        $ 9.76
                                                                    ======
Total return                                                         (2.40)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                        $   98
    Ratio of total expenses to average net assets                    77.92 %
    Ratio of net expenses to average net assets                       0.55 %
    Ratio of net investment income (loss) to average net
     assets                                                          (0.49)%
    Portfolio turnover rate                                           0.00 %

* Portfolio commenced operations on December 5, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                           S+AG- 3 Select+ Aggressive

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

Select+ Conservative

[BULLSEYE ICON]
OBJECTIVES
----------------------------

This portfolio seeks current income and preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser seeks those objectives by investing the portfolio's assets in a combination of underlying ATSF portfolios, and those of other mutual funds, based on the portfolio's investment objectives.

In seeking the portfolio's investment objectives, the sub-adviser's investment strategies include:

 - Under normal market conditions, allocating adjusting the portfolio's investments among underlying portfolios so that no more than 30% of its assets are invested in equities and at least 70% of its assets are invested in bonds and short-term investments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those portfolios that the sub-adviser believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may also invest directly in short-term securities.

The sub-adviser will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the sub-adviser regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a security, and particularly a debt security, to decrease.

ISSUER-SPECIFIC CHANGES

Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and, therefore, indirectly impact the value of the portfolio's shares. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                          S+C- 1 Select+ Conservative

SELECT + CONSERVATIVE

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios, net of any applicable fee waivers or expense reimbursements, for each potential Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                    TOTAL OPERATING
       UNDERLYING PORTFOLIO:        EXPENSE RATIOS
       ---------------------        ---------------
American Century Income & Growth          1.40%
American Century International            1.20%
BlackRock Large Cap Value                 1.30%
BlackRock Mid Cap Growth                  1.30%
Capital Guardian Global                   1.29%
Capital Guardian U.S. Equity              0.98%
Capital Guardian Value                    0.91%
Clarion Real Estate Securities            0.98%
Dreyfus Mid Cap                           1.00%
Dreyfus Small Cap Value                   0.88%
Federated Growth & Income                 0.81%
Janus Growth                              0.85%
MFS High Yield                            0.91%
PIMCO Total Return                        0.78%
Salomon All Cap                           0.91%
Third Avenue Value                        0.89%
Transamerica Equity                       0.82%
Transamerica Growth Opportunities         1.12%
Transamerica Money Market                 0.41%
Transamerica U.S. Government
  Securities                              0.71%
T. Rowe Price Growth Stock                0.87%
T. Rowe Price Equity Income               0.85%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002) of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratio is estimated to be: approximately 1.34% and is generally expected to vary within a range of 1.30% to 1.85%. The investment advisers or other service providers to certain of the Underlying Portfolios currently waive a portion of their fees and/or reimburse operating expenses with respect to the Underlying Portfolios. Any such fee waiver or expense reimbursement may be terminated in the future. Any termination of a fee waiver or expense reimbursement undertaking with respect to an Underlying Portfolio may be expected to increase the operating expenses of that Underlying Portfolio and, therefore, the operating expenses of the portfolio.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.45%      0.45%
                                             ---------------
TOTAL                                       0.55%      0.80%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.55%      0.80%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's contractual expense limits at inception (December 5, 2002). Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.55%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.55%. Current or future portfolio operating expenses

                                      ATSF
                          S+C- 2 Select+ Conservative
   may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                SHARE CLASS                   1 YEAR   3 YEARS
--------------------------------------------------------------
Initial Class                                  $56      $176
Service Class                                  $82      $255
--------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Union Planters Investment Advisors, Inc. (UPIA)

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGER: This portfolio is managed by a UPIA investment team.

                                      ATSF
                          S+C- 3 Select+ Conservative

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                       $10.00
                                                                    ------
  Income from operations:
    Net investment income (loss)                                      0.00
    Net realized and unrealized gain (loss) on investments            0.03
                                                                    ------
      Net income (loss) from operations                               0.03
                                                                    ------
  Distributions:
    Dividends from net investment income                              0.00
    Distributions from net realized gains on investments              0.00
                                                                    ------
      Total distributions                                             0.00
                                                                    ------
Net asset value, end of year                                        $10.03
                                                                    ======
Total return                                                          0.30 %
Ratios and supplemental data:
    Net assets at end of year (in thousands)                        $  112
    Ratio of total expenses to average net assets                    72.67 %
    Ratio of net expenses to average net assets                       0.55 %
    Ratio of net investment income (loss) to average net
     assets                                                          (0.49)%
    Portfolio turnover rate                                           0.00 %

* Portfolio commercial operations on December 5, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                          S+C- 4 Select+ Conservative

Select+ Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize total return through a combination of growth of capital and current income, consistent with preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser seeks to achieve this objective by investing the portfolio's assets in a combination of underlying ATSF portfolios, and those of other mutual funds, based on the portfolio's investment objective.

In seeking the portfolio's investment objective, the sub-adviser's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios, and those of other mutual funds, based on the portfolio's investment objective.

 - Under normal market conditions, allocating the portfolio's investments among the underlying portfolios so that no more than 75% of its assets are invested in equities, and at least 25% of its assets are invested in bonds and short-term investments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those portfolios that the sub-adviser believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may also invest directly in short-term securities.

The sub-adviser will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the sub-adviser regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.


Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the portfolio may fluctuate.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a security, particularly a debt security, to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

ISSUER-SPECIFIC CHANGES

Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and, therefore, indirectly impact the value of the portfolio's shares. The value

                                      ATSF
                        S+G&I- 1 Select+ Growth & Income
of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

SELECT+ GROWTH & INCOME

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios, net of any applicable fee waivers or expense reimbursements, for each potential Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report).

                                  TOTAL OPERATING
UNDERLYING PORTFOLIO              EXPENSE RATIOS
--------------------              ---------------
American Century Income & Growth       1.40%
American Century International         1.20%
BlackRock Large Cap Value              1.30%
BlackRock Mid Cap Growth               1.30%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Capital Guardian Value                 0.91%
Clarion Real Estate Securities         0.98%
Dreyfus Mid Cap                        1.00%
Dreyfus Small Cap Value                0.88%
Federated Growth & Income              0.81%
Janus Growth                           0.85%
MFS High Yield                         0.91%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
T. Rowe Price Growth Stock             0.87%
Third Avenue Value                     0.89%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%
Transamerica U.S. Government
  Securities                           0.71%
Van Kampen Active International
  Allocation                           0.99%
Van Kampen Emerging Growth             0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratio the portfolio (calculated as a percentage of average net assets) is estimated to be approximately 1.43%, and is generally expected to vary within a range of 1.40% to 1.85%. The investment advisers or other service providers to certain of the Underlying Portfolios currently waive a portion of their fees and/or reimburse operating expenses with respect to the Underlying Portfolios. Any such fee waiver or expense reimbursement may be terminated in the future. Any termination of a fee waiver or expense reimbursement undertaking with respect to an Underlying Portfolio may be expected to increase the operating expenses of that Underlying Portfolio and, therefore, the operating expenses of the portfolio.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                        S+G&I- 2 Select+ Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.45%      0.45%
                                             ---------------
TOTAL                                       0.55%      0.80%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.55%      0.80%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's contractual expense limits at inception (December 5, 2002). Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.55%, excluding 12b-1 fees.
    ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.55%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                SHARE CLASS                   1 YEAR   3 YEARS
--------------------------------------------------------------
Initial Class                                  $56      $176
Service Class                                  $82      $255
--------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Union Planters Investment Advisors, Inc. (UPIA)

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

PORTFOLIO MANAGER: This portfolio is managed by a UPIA investment team.

                                      ATSF
                        S+G&I- 3 Select+ Growth & Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                       $10.00
                                                                    ------
  Income from operations:
    Net investment income (loss)                                      0.00
    Net realized and unrealized gain (loss) on investments           (0.12)
                                                                    ------
      Net income (loss) from operations                              (0.12)
                                                                    ------
  Distributions:
    Dividends from net investment income                              0.00
    Distributions from net realized gains on investments              0.00
                                                                    ------
      Total distributions                                             0.00
                                                                    ------
Net asset value, end of year                                        $ 9.88
                                                                    ======
Total return                                                         (1.20)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                        $1,045
    Ratio of total expenses to average net assets                    17.63 %
    Ratio of net expenses to average net assets                       0.55 %
    Ratio of net investment income (loss) to average net
     assets                                                          (0.49)%
    Portfolio turnover rate                                           0.00 %

* Portfolio commenced operations on December 5, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                        S+G&I- 4 Select+ Growth & Income

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

COSTS AND MARKET TIMING/FREQUENT TRANSFERS

Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                  Portfolio Select Variable Annuity Prospectus

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2003

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                               FGI-1    Federated Growth & Income
                                             PIMCO-1    PIMCO Total Return
                                                TE-1    Transamerica Equity


------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

[Aegon Transamerica Logo]   Asset Allocation -- Conservative Portfolio

[BULLSEYE ICON]             (formerly, Conservative Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

             - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 30% of assets in equities and 50% of assets in bonds, and 20% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

AFTA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                TOTAL OPERATING
     UNDERLYING PORTFOLIO:      EXPENSE RATIOS
     ---------------------      ---------------
American Century Income &
  Growth                               1.40%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Mid Cap                        1.00%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
T. Rowe Price Growth Stock             0.87%
T. Rowe Price Small Cap                0.96%
Third Avenue Value                     0.89%
Transamerica Convertible
  Securities                           1.08%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                             ---------------
TOTAL                                       0.19%      0.44%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $19      $ 61      $107       $243
Service Class                    $45      $141      $246       $555
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (0.97)
                                                                   --------
      Net income (loss) from operations                               (0.91)
                                                                   --------
  Distributions:
    Dividends from net income                                          0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   9.09
                                                                   ========
Total return                                                          (9.10)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $169,834
    Ratio of expenses to average net assets                            0.19 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.07 %
    Portfolio turnover rate                                           28.27 %

* Portfolio commenced operations on May 1, 2002

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Growth Portfolio
                            (formerly, Aggressive Asset Allocation)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios based on the investment objective.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in short-term securities.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

ASSET ALLOCATION -- GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Dreyfus Small Cap Value                 0.88%
Federated Growth & Income               0.81%
Great Companies -- America(SM)          0.88%
Great Companies -- Technology(SM)       1.00%
Jennison Growth                         0.99%
PBHG/NWQ Value Select                   0.89%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
Third Avenue Value                      0.89%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%
Van Kampen Emerging Growth              0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolio in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratio of the Portfolio (calculated as a percentage of average net assets) is estimated to be: 1.18%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.11%      0.11%
                                             ---------------
TOTAL                                       0.21%      0.46%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.21%      0.46%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Classes are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $22      $ 68      $118       $268
Service Class                    $47      $148      $258       $579
---------------------------------------------------------------------

                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio.
[MONEY ICON]

FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.91)
                                                                   --------
      Net income (loss) from operations                               (1.83)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.17
                                                                   ========
Total return                                                         (18.30)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $156,176
    Ratio of expenses to average net assets                            0.21 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.43 %
    Portfolio turnover rate                                           19.99 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Moderate Portfolio
                            (formerly, Moderate Asset Allocation)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities and 35% of assets in bonds, 15% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report).

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Clarion Real Estate Securities          0.98%
Dreyfus Mid Cap                         1.00%
GE U.S. Equity                          0.92%
Great Companies -- America(SM)          0.88%
Jennison Growth                         0.99%
MFS High Yield                          0.91%
PBHG/NWQ Value Select                   0.89%
PIMCO Total Return                      0.78%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
T. Rowe Price Growth Stock              0.87%
T. Rowe Price Small Cap                 0.96%
Third Avenue Value                      0.89%
Transamerica Convertible
  Securities                            1.08%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.08%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (1.25)
                                                                   --------
      Net income (loss) from operations                               (1.19)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.81
                                                                   ========
Total return                                                         (11.90)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $405,684
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.03 %
    Portfolio turnover rate                                           20.60 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]  Asset Allocation -- Moderate Growth Portfolio
                           (formerly, Moderately Aggressive Asset Allocation)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, and 30% of assets in bonds and cash, with approximately 20% being allocated to bonds and the remaining 10% to cash. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security torepay principal prior to a security's maturity cancause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                  TOTAL OPERATING
UNDERLYING PORTFOLIO              EXPENSE RATIOS
--------------------              ---------------
American Century Income & Growth       1.40%
American Century International         1.20%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Small Cap Value                0.88%
Federated Growth & Income              0.81%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Great
  Companies -- Technology(SM)          1.00%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PBHG/NWQ Value Select                  0.89%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
Third Avenue Value                     0.89%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%
Van Kampen Emerging Growth             0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be: 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio.

                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.56)
                                                                   --------
      Net income (loss) from operations                               (1.48)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.52
                                                                   ========
Total return                                                         (14.80)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $396,608
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.33 %
    Portfolio turnover rate                                           22.84 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world

[CAPITAL GUARDIAN LOGO]  Capital Guardian Global
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital and income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio intends to concentrate its investments in such issues, the portfolio may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.

Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than

                                      ATSF
                         CGG- 1 Capital Guardian Global
other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

EMERGING MARKET RISK

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 7, 2000 is attributable to that firm.
                                      ATSF
                         CGG- 2 Capital Guardian Global

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                             47.84%
2000                                                                            -15.42%
2001                                                                            -10.36%
2002                                                                            -19.52%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter  12/31/99
Lowest:   (20.05)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                       SINCE INCEPTION
                             1 YEAR   (FEBRUARY 3, 1998)
                             ------   ------------------
Capital Guardian Global      (19.52)%       (0.79)%
Morgan Stanley Capital
  International World Index  (19.54)%      (19.83)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.05%      1.05%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.24%      0.24%
                                            -----------------
TOTAL                                       1.29%      1.54%
Expense reduction(b)                         N/A        N/A
                                            -----------------
NET OPERATING EXPENSES                      1.29%      1.54%
-------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.32%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $131     $409      $708      $1,556
Service Class                    $157     $486      $839      $1,834
---------------------------------------------------------------------

                                      ATSF
                         CGG- 3 Capital Guardian Global

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 1.05% of the first $150 million; 1.00% of assets over $150 million up to $300 million; 0.95% of assets over $300 million up to $500 million; and 0.925% on assets over $500 million.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolios managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVES is a Senior Vice President of Capital Guardian and a portfolio manager with research responsibilities for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

                                      ATSF
                         CGG- 4 Capital Guardian Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                               YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------
                                               2002          2001        2000*         1999        1998*
                                             ---------     --------     --------     --------     -------
Net asset value, beginning of year           $  10.57      $ 12.06      $ 15.77      $ 10.66      $ 10.00
                                             --------      -------      -------      -------      -------
    Net investment income (loss)                 0.01         0.00         0.02        (0.01)        0.07
    Net realized and unrealized gain (loss)
      on investments                            (2.07)       (1.22)       (2.37)        5.12         0.59
                                             --------      -------      -------      -------      -------
      Net income (loss) from operations         (2.06)       (1.22)       (2.35)        5.11         0.66
                                             --------      -------      -------      -------      -------
Distributions:
    Dividends from net investment income        (0.02)        0.00         0.00         0.00         0.00
    Distributions from net realized gains
      on investments                             0.00        (0.27)       (1.36)        0.00         0.00
                                             --------      -------      -------      -------      -------
      Total distributions                       (0.02)       (0.27)       (1.36)        0.00         0.00
                                             --------      -------      -------      -------      -------
Net asset value, end of year                 $   8.49      $ 10.57      $ 12.06      $ 15.77      $ 10.66
                                             ========      =======      =======      =======      =======
Total return                                   (19.52)%     (10.36)%     (15.42)%      47.84%        6.60%
Ratios and supplemental data:
  Net assets at, end of year (in thousands)  $120,447      $44,477      $50,351      $40,770      $24,865
  Ratio of total expenses to average net
    assets                                       1.29%        1.35%        1.30%        1.49%        1.55%
  Ratio of net expenses to average net
    assets                                       1.29%        1.34%        1.28%        1.48%        1.49%
  Ratio of net investment income (loss) to
    average net assets                           0.17%        0.03%        0.08%       (0.12)%       0.75%
  Portfolio turnover rate                       33.01%          45%         303%         157%         128%

* Effective October 9, 2000, the name of the Endeavor Select Portfolio was changed to Capital Guardian Global and Capital Guardian Trust Company became the Portfolio's investment adviser. The Portfolio commenced operations on February 3, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                         CGG- 5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations

[CAPITAL GUARDIAN LOGO]  Capital Guardian U.S. Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents. The sub-adviser's judgment regarding the current investment outlook will determine the relative amounts to be invested in these different asset classes.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth

                                      ATSF
                     CGUSE- 1 Capital Guardian U.S. Equity
companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2001                                                                             -3.38%
2002                                                                            -23.80%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.07%  Quarter  12/31/01
Lowest:   (19.01)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2001)

                                      SINCE INCEPTION
                           1 YEAR    (OCTOBER 9, 2000)
                           ------    -----------------
Capital Guardian U.S.
  Equity                   (23.80)%       (12.47)%
S&P 500 Composite Stock
  Index                    (22.09)%       (17.81)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

                                      ATSF
                     CGUSE- 2 Capital Guardian U.S. Equity

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.13%      0.13%
                                             ---------------
TOTAL                                       0.98%      1.23%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.98%      1.23%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.06%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.06%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $100     $312      $542      $1,201
Service Class                    $125     $390      $676      $1,489
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% on assets over $300 million up to $500 million; and 0.775% on assets over $500 million.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                     CGUSE- 3 Capital Guardian U.S. Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                   YEAR ENDED DECEMBER 31,
                                                              ----------------------------------
                                                                2002          2001        2000*
                                                              ---------     --------     -------
Net asset value, beginning of year                            $   9.74      $ 10.10      $ 10.00
                                                              --------      -------      -------
  Net investment income (loss)                                    0.03         0.01         0.01
  Net realized and unrealized gain (loss) on investments         (2.35)       (0.35)        0.09
                                                              --------      -------      -------
    Net increase income from operations                          (2.32)       (0.34)        0.10
                                                              --------      -------      -------
Distributions:
  Dividends from net investment income                           (0.01)       (0.01)        0.00
  Distributions from net realized gains on investments           (0.02)       (0.01)        0.00
                                                              --------      -------      -------
    Total distributions                                          (0.03)       (0.02)        0.00
                                                              --------      -------      -------
Net asset value, end of year                                  $   7.39      $  9.74      $ 10.10
                                                              ========      =======      =======
Total return                                                    (23.80)%      (3.38)%       1.00%
Ratios and supplemental data:
  Net assets at end of year (in thousands)                    $116,484      $50,334      $33,507
  Ratio of total expenses to average net assets                   0.98%        1.09%        1.13%
  Ratio of net expenses to average net assets                     0.98%        1.08%        1.13%
  Ratio of net investment income (loss) to average net
    assets                                                        0.43%        0.19%        0.45%
  Portfolio turnover rate                                        22.69%          39%         108%

*  The Portfolio commenced operations on October 9, 2000.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                     CGUSE- 4 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American
Depositary Receipts ("ADRs") and other
U.S. registered foreign securities).

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial,and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, Initial Class and Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future returns.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                              4.09%
1995                                                                             34.59%
1996                                                                             23.84%
1997                                                                             24.81%
1998                                                                              7.56%
1999                                                                             -3.06%
2000                                                                              5.57%
2001                                                                              6.64%
2002                                                                            -20.70%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   14.89%  Quarter  12/31/98
Lowest:   (21.13)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                        1 YEAR   5 YEARS   (MAY 27, 1993)
                        ------   -------   ---------------
Capital Guardian Value  (20.70)% (1.42)%         7.89%
Russell 1000 Value
  Index                 (15.52)%  1.16%         10.15%*

* From 5/31/93
* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.

PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

Karen A. Miller is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001        2000*         1999         1998
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year          $  17.35     $  17.58     $  19.99     $  21.68     $  20.70
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.18         0.16         0.15         0.18         0.22
  Net realized and unrealized gain (loss)
    on investments                             (3.75)        1.01         0.68        (0.72)        1.36
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (3.57)        1.17         0.83        (0.54)        1.58
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.11)       (0.14)       (0.19)       (0.24)       (0.22)
  Distributions from net realized gains on
    investments                                (0.52)       (1.26)       (3.05)       (0.91)       (0.38)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.63)       (1.40)       (3.24)       (1.15)       (0.60)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $  13.15     $  17.35     $  17.58     $  19.99     $  21.68
                                            ========     ========     ========     ========     ========
Total return                                  (20.70)%       6.64%        5.57%       (3.06)%       7.56%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $286,725     $217,637     $182,354     $209,653     $246,102
  Ratio of total expenses to average net
    assets                                      0.91%        0.95%        0.93%        0.95%        0.85%
  Ratio of net expenses to average net
    assets                                      0.91%        0.94%        0.91%        0.88%        0.84%
  Ratio of net investment income (loss) to
    average net assets                          1.23%        1.01%        0.77%        0.77%        1.10%
  Portfolio turnover rate                      39.43%          55%          85%          51%          19%

* Effective October 9, 2000, the name of the Endeavor Value Equity Portfolio was changed to Capital Guardian Value and Capital Guardian Trust Company became the Portfolio's investment adviser.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

[FEDERATED LOGO]    Federated Growth & Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Federated Investment Counseling (Federated), seeks to achieve the portfolio's objective by investing principally in:

 - Common and preferred stocks

 - Convertible securities

 - REITs

 - Fixed-income securities

 - Foreign securities

Federated seeks total return by investing primarily in common stocks that provide the opportunity for capital appreciation or high dividend income. Federated seeks capital appreciation by investing primarily in undervalued, overlooked common stocks. These securities are generally trading at low historical valuations relative to the market and to industry peers. To achieve high current income, Federated seeks to invest in securities that offer higher dividends than the overall market. Convertible stocks and bonds, real estate investment trusts and securities issued by utility companies are generally the types of securities that Federated may emphasize in order to enhance the portfolio's dividend income. Federated may also invest a portion of the portfolio's assets in securities of companies based outside the U.S. to diversify the portfolio's holdings and to gain exposure to the foreign market.

Federated attempts to invest in securities that have defensive characteristics, i.e., securities that appear to have a low volatility in share price relative to the overall equity market. Federated also may emphasize investment in equity securities that provide high dividend income, which generally are less volatile stocks. Federated also may allocate a portion of the portfolio's assets in cash, options on securities and indices, or fixed-income securities, including non-investment grade fixed-income securities, when the markets appear to be overpriced.

In selecting securities for portfolio investment, Federated uses fundamental analysis, emphasizing the following: undervalued and overlooked companies that have the potential for positive changes; companies' financial strength, particularly the generation of "free" cash flow that exceeds capital spending and dividend requirements; companies' management skill and shareholder orientation; improving earnings; and equity securities of companies that demonstrate an ability to maintain their value when the board equity market is weak. To determine the timing or purchases and sales of portfolio securities, Federated considers technical stock price factors.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stocks.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

                                      ATSF
                        FGI- 1 Federated Growth & Income

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             25.25%
1996                                                                             11.64%
1997                                                                             24.65%
1998                                                                              3.05%
1999                                                                             -4.45%
2000                                                                             29.16%
2001                                                                             15.70%
2002                                                                              0.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter  06/30/99
Lowest:   (7.99)% Quarter  03/31/99

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                             SINCE INCEPTION
                          1 YEAR   5 YEARS   (MARCH 1, 1994)
                          ------   -------   ---------------
Federated Growth &
  Income                   0.96%   8.24 %          10.78%
Russell MidCap Value
  Index                   (9.64)%  2.95 %          10.63%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                        FGI- 2 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.81%      1.06%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

Investment Adviser: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Federated Investment Counseling

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.75%

PORTFOLIO MANAGERS:

STEVEN J. LEHMAN, CFA and JOHN L. NICHOL CFA, serve as co-portfolio managers of this portfolio.

Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/ Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

                                      ATSF
                        FGI- 3 Federated Growth & Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations.) Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost)on an investment in the portfolio (assuming reinvestment of all distributions.) The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Funds financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------
                                                    2002        2001        2000       1999       1998
                                                  --------    --------    --------    -------    -------
Net asset value, beginning of year                $  15.28    $  13.43    $  10.91    $ 12.28    $ 12.56
                                                  --------    --------    --------    -------    -------
  Income from operations:
    Net investment income (loss)                      0.62        0.64        0.51       0.48       0.53
    Net realized and unrealized gain (loss) on
      investments                                    (0.48)       1.46        2.65      (1.00)     (0.16)
                                                  --------    --------    --------    -------    -------
      Net income (loss) from operations               0.14        2.10        3.16      (0.52)      0.37
                                                  --------    --------    --------    -------    -------
  Distributions:
    Dividends from net investment income             (0.35)      (0.25)      (0.63)     (0.75)     (0.55)
    Distributions from net realized gains on
      investments                                    (0.72)       0.00       (0.01)     (0.10)     (0.10)
                                                  --------    --------    --------    -------    -------
      Total distributions                            (1.07)      (0.25)      (0.64)     (0.85)     (0.65)
                                                  --------    --------    --------    -------    -------
Net asset value, end of year                      $  14.35    $  15.28    $  13.43    $ 10.91    $ 12.28
                                                  ========    ========    ========    =======    =======
Total return                                          0.96%      15.70%      29.16%     (4.45)%     3.05%
Ratios and supplemental data:
    Net assets at end of year (in thousands)      $389,120    $281,943    $122,886    $76,280    $87,616
    Ratio of expenses to average net assets           0.81%       0.86%       0.86%      0.89%      0.90%
    Ratio of net investment income (loss) to
      average net assets                              4.11%       4.39%       4.31%      4.01%      4.35%
    Portfolio turnover rate                         145.88%     117.05%     147.18%    117.14%     97.17%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                        FGI- 4 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

[PIMCO LOGO]    PIMCO Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                          PIMCO- 1 PIMCO Total Return

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------
Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class.
Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date. Past performance is not a prediction of future results.
Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.70%      0.70%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.08%      0.08%
                                    ---------------
TOTAL                              0.78%      1.03%
Expense reduction(b)                N/A        N/A
                                    ---------------
NET OPERATING EXPENSES             0.78%      1.03%
---------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pacific Investment Management Company LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.70%.

PORTFOLIO MANAGER:

The portfolio is managed by Pacific Investment Management Company LLC.

WILLIAM H. GROSS, CFA, Chief Investment Officer and founding partner of PIMCO is head of the investment team which manages the portfolio. He has over 30 years experience. Mr. Gross is one of the founders of PIMCO and serves as manager of other PIMCO funds.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
-----------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME

                                      ATSF
                          PIMCO- 2 PIMCO Total Return

THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown with and without the deductions of any applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                       AS OF DECEMBER 31, 2002
                                                                          (WITH SALES LOADS)
                                                            ----------------------------------------------
                                                 INCEPTION  TOTAL                           10 YEARS
ATSF PORTFOLIO      SIMILAR SUB-ADVISER FUND(1)    DATE     ASSETS   1 YEAR  5 YEARS  (OR SINCE INCEPTION)
--------------      ---------------------------  ---------  ------   ------  -------  --------------------
PIMCO Total Return      PIMCO Total Return        5/11/87   $7.0B    4.75%    6.67%          7.30%
                                                  Class A

                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                                      (WITHOUT SALES LOADS)
                                                          ----------------------------------------------
                                               INCEPTION  TOTAL                           10 YEARS
ATSF PORTFOLIO      SIMILAR SUB-ADVISER FUND     DATE     ASSETS   1 YEAR  5 YEARS  (OR SINCE INCEPTION)
--------------      -------------------------  ---------  ------   ------  -------  --------------------
PIMCO Total Return     PIMCO Total Return       5/11/87   $7.0B    9.69%    7.66%          7.80%
                                                Class A

(1) PIMCO Total Return has a 4.5% sales load on Class A Shares. It also offers other classes with different fees and expenses.

                                      ATSF
                          PIMCO- 3 PIMCO Total Return

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                               FOR THE YEAR ENDED
                                                                  DECEMBER 31,
                                                                     2002*
                                                               ------------------
Net asset value, at inception                                       $  10.00
                                                                    --------
  Income from operations:
    Net investment income (loss)                                        0.20
    Net realized and unrealized gain (loss) on investments              0.42
                                                                    --------
      Net income (loss) from operations                                 0.62
                                                                    --------
  Distributions:
    Dividends from net investment income                                0.00
    Distributions from net realized gains on investments                0.00
                                                                    --------
      Total distributions                                               0.00
                                                                    --------
Net asset value, end of year                                        $  10.62
                                                                    ========
Total return                                                            6.20%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                        $385,405
    Ratio of expenses to average net assets                             0.78%
    Ratio of net investment income (loss) to average net
     assets                                                             2.86%
    Portfolio turnover rate                                           301.95%

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses, and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                          PIMCO- 4 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

[TRANSAMERICA LOGO]    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                           TE- 1 Transamerica Equity

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                              22.2%
1994                                                                              7.19%
1995                                                                             52.84%
1996                                                                             27.36%
1997                                                                              46.5%
1998                                                                             43.28%
1999                                                                             37.79%
2000                                                                             -9.69%
2001                                                                            -17.63%
2002                                                                            -22.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/99
Lowest:   (18.38)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                            1 YEAR   5 YEARS   10 YEARS
                            ------   -------   --------
Transamerica Equity         (22.24)%   2.69%    15.80%
S&P 500 Composite Stock
  Index                     (22.09)%  (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                             ---------------
TOTAL                                       0.82%      1.07%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $590      $1,306
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.75%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at

                                      ATSF
                           TE- 2 Transamerica Equity

Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
    ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
    --------------       ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Equity      Transamerica Premier       10/2/95     $111.2M    (24.43)%  (0.87)%          8.36%
                           Equity Fund(1)

(1) This fund does not have a sales load.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  17.67    $  21.78    $  26.61    $  19.36    $  14.75
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                   (0.04)      (0.07)      (0.14)      (0.09)      (0.01)
    Net realized and unrealized gain (loss) on
      investments                                  (3.89)      (3.77)      (2.23)       7.40        6.38
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (3.93)      (3.84)      (2.37)       7.31        6.37
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income            0.00        0.00        0.00        0.00        0.00
    Dividends from net realized gains on
      investments                                   0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
      Total distributions                           0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  13.74    $  17.67    $  21.78    $  26.61    $  19.36
                                                ========    ========    ========    ========    ========
Total return                                      (22.24)%    (17.63)%     (9.69)%     37.79%      43.28%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $370,216    $244,735    $254,920    $238,655    $107,892
    Ratio of total expenses to average net
      assets                                        0.82%       0.91%       0.86%       0.90%       0.96%
    Ratio of net expenses to average net
      assets                                        0.82%       0.85%       0.85%       0.85%       0.85%
    Ratio of net investment income (loss) to
      average net assets                           (0.24)%     (0.39)%     (0.60)%     (0.49)%     (0.32)%
    Portfolio turnover rate                        22.98%      51.23%      37.76%      28.79%      34.41%

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Ratio of net expenses to average net assets is net of the advisory fee waiver and fees paid indirectly.

                                      ATSF
                           TE- 4 Transamerica Equity

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

COSTS AND MARKET TIMING/FREQUENT TRANSFERS

Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                     Immediate Income Builder II Prospectus

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2003
















   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               JGR-1    Janus Growth
                                                TE-1    Transamerica Equity
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity Securities

The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shareshave different expense structures. Initial Classshares can have up to a maximum distributionfee (12b-1 fee) equal to an annual rate of0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                              3.97%
1994                                                                             -8.31%
1995                                                                             47.12%
1996                                                                             17.96%
1997                                                                             17.54%
1998                                                                             64.47%
1999                                                                             59.67%
2000                                                                            -28.94%
2001                                                                            -28.20%
2002                                                                            -29.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter  12/31/99
Lowest:   (31.92)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Janus Growth              (29.92)%   (1.25)%    6.21%
S&P 500 Composite
  Stock Index             (22.09)%   (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.01%      0.01%
                                             ---------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                              JGR- 2 Janus Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $274      $477      $1,061
Service Class                    $112     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                        FOR THE YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------
                                          2002          2001          2000          1999          1998
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year     $    32.65    $    47.34    $    78.00    $    59.94    $    36.84
                                       ----------    ----------    ----------    ----------    ----------
  Income from operations:
    Net investment income (loss)            (0.09)        (0.12)        (0.14)        (0.04)         0.12
    Net realized and unrealized gain
      (loss) on investments                 (9.68)       (13.24)       (21.10)        34.02         23.49
                                       ----------    ----------    ----------    ----------    ----------
      Net income (loss) from
         operations                         (9.77)       (13.36)       (21.24)        33.98         23.61
                                       ----------    ----------    ----------    ----------    ----------
  Distributions:
    Dividends from net investment
      income                                 0.00          0.00         (0.10)        (1.17)        (0.09)
    Distributions from net realized
      gains on investments                   0.00         (1.33)        (9.32)       (14.75)        (0.42)
                                       ----------    ----------    ----------    ----------    ----------
      Total distributions                    0.00         (1.33)        (9.42)       (15.92)        (0.51)
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, end of year           $    22.88    $    32.65    $    47.34    $    78.00    $    59.94
                                       ==========    ==========    ==========    ==========    ==========
Total return                               (29.92)%      (28.20)%      (28.94)%       59.67%        64.47%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                       $1,109,540    $1,892,586    $2,957,087    $4,141,240    $3,086,057
    Ratio of expenses to average net
      assets                                 0.86%         0.89%         0.82%         0.82%         0.83%
    Ratio of net investment income
      (loss) to average net assets          (0.33)%       (0.33)%       (0.18)%       (0.05)%        0.25%
    Portfolio turnover rate                 67.50%        60.30%        49.08%        70.95%        35.29%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------

When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                           TE- 1 Transamerica Equity

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                              22.2%
1994                                                                              7.19%
1995                                                                             52.84%
1996                                                                             27.36%
1997                                                                              46.5%
1998                                                                             43.28%
1999                                                                             37.79%
2000                                                                             -9.69%
2001                                                                            -17.63%
2002                                                                            -22.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/99
Lowest:   (18.38)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                            1 YEAR   5 YEARS   10 YEARS
                            ------   -------   --------
Transamerica Equity         (22.24)%   2.69%    15.80%
S&P 500 Composite Stock
  Index                     (22.09)%  (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                             ---------------
TOTAL                                       0.82%      1.07%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $590      $1,306
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.75%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at

                                      ATSF
                           TE- 2 Transamerica Equity

Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
    ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
    --------------       ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Equity      Transamerica Premier       10/2/95     $111.2M    (24.43)%  (0.87)%          8.36%
                           Equity Fund(1)

(1) This fund does not have a sales load.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  17.67    $  21.78    $  26.61    $  19.36    $  14.75
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                   (0.04)      (0.07)      (0.14)      (0.09)      (0.01)
    Net realized and unrealized gain (loss) on
      investments                                  (3.89)      (3.77)      (2.23)       7.40        6.38
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (3.93)      (3.84)      (2.37)       7.31        6.37
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income            0.00        0.00        0.00        0.00        0.00
    Dividends from net realized gains on
      investments                                   0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
      Total distributions                           0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  13.74    $  17.67    $  21.78    $  26.61    $  19.36
                                                ========    ========    ========    ========    ========
Total return                                      (22.24)%    (17.63)%     (9.69)%     37.79%      43.28%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $370,216    $244,735    $254,920    $238,655    $107,892
    Ratio of total expenses to average net
      assets                                        0.82%       0.91%       0.86%       0.90%       0.96%
    Ratio of net expenses to average net
      assets                                        0.82%       0.85%       0.85%       0.85%       0.85%
    Ratio of net investment income (loss) to
      average net assets                           (0.24)%     (0.39)%     (0.60)%     (0.49)%     (0.32)%
    Portfolio turnover rate                        22.98%      51.23%      37.76%      28.79%      34.41%

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Ratio of net expenses to average net assets is net of the advisory fee waiver and fees paid indirectly.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management Inc. (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures.

Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]

1994                                                                             -7.36%
1995                                                                             46.79%
1996                                                                             18.88%
1997                                                                             21.45%
1998                                                                             37.33%
1999                                                                            105.16%
2000                                                                            -11.92%
2001                                                                            -33.23%
2002                                                                            -33.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter   12/31/99
Lowest:      (25.80)% Quarter   12/31/00

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                                 SINCE
                                               INCEPTION
                        1 YEAR    5 YEARS   (MARCH 1, 1993)
                        -------   -------   ---------------
Van Kampen Emerging
  Growth                (33.06)%   2.10%          10.69%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%          9.25%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                             ---------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80% of the first $750 million; 0.75% over $750 million up to $1 billion; 0.70% over $1 billion.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                            2002          2001          2000          1999         1998
                                         ----------    ----------    ----------    ----------    --------
Net asset value, beginning of year       $    19.44    $    29.66    $    46.01    $    26.92    $  20.37
                                         ----------    ----------    ----------    ----------    --------
  Income from operations:
    Net investment income (loss)              (0.04)         0.01         (0.13)        (0.15)      (0.08)
    Net realized and unrealized gain
      (loss) on investments                   (6.39)        (9.84)        (4.55)        26.83        7.56
                                         ----------    ----------    ----------    ----------    --------
      Net income (loss) from operations       (6.43)        (9.83)        (4.68)        26.68        7.48
                                         ----------    ----------    ----------    ----------    --------
  Distributions:
    Dividends from net investment
      income                                  (0.01)        (0.02)        (0.41)        (0.21)       0.00
    Distributions from net realized
      gains on investments                     0.00         (0.37)       (11.26)        (7.38)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
      Total distributions                     (0.01)        (0.39)       (11.67)        (7.59)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
Net asset value, end of year             $    13.00    $    19.44    $    29.66    $    46.01    $  26.92
                                         ==========    ==========    ==========    ==========    ========
Total return                                 (33.06)%      (33.23)%      (11.92)%      105.16%      37.33%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                         $  652,427    $1,077,677    $1,840,848    $1,916,025    $853,440
    Ratio of expenses to average net
      assets                                   0.88%         0.92%         0.85%         0.87%       0.89%
    Ratio of net investment income
      (loss) to average net assets            (0.27)%        0.06%        (0.26)%       (0.44)%     (0.36)%
    Portfolio turnover rate                  231.11%       178.14%       120.78%       117.72%      99.50%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

COSTS AND MARKET TIMING/FREQUENT TRANSFERS

Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                         TA Landmark Variable Annuity,
                          TA Freedom Variable Annuity
                                   Prospectus

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2003

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               AAG-1    Alger Aggressive Growth
                                              ACGI-1    American Century Income & Growth
                                               ACI-1    American Century International
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                            BRGSTO-1    BlackRock Global Science & Technology Opportunities
                                             BRMCG-1    BlackRock Mid Cap Growth
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                              CRES-1    Clarion Real Estate Securities
                                              DSCV-1    Dreyfus Small Cap Value (closed to new investors)
                                               GCA-1    Great Companies -- America(SM)
                                               GCG-1    Great Companies -- Global(2)
                                               GCT-1    Great Companies -- Technology(SM)
                                                JB-1    Janus Balanced
                                               JGL-1    Janus Global
                                               JGR-1    Janus Growth
                                              JNGR-1    Jennison Growth
                                             JPMEI-1    J.P. Morgan Enhanced Index
                                             MARGR-1    Marsico Growth
                                             MFSHY-1    MFS High Yield
                                           PBHGMCG-1    PBHG Mid Cap Growth
                                           PBHGNWQ-1    PBHG/NWQ Value Select
                                             PIMCO-1    PIMCO Total Return
                                               SAC-1    Salomon All Cap
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPGS-1    T. Rowe Price Growth Stock
                                             TRPSC-1    T. Rowe Price Small Cap
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TUSGS-1    Transamerica U.S. Government Securities
                                             VKAIA-1    Van Kampen Active International Allocation
                                              VKAA-1    Van Kampen Asset Allocation
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth aggressively, and can tolerate wide swings in the value of his investment.
---------------------
When a portfolio manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(ALGER LOGO)    Alger Aggressive Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital
appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Fred Alger Management, Inc. (Alger), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities such as common or preferred stocks

 - Convertible securities (convertible securities are securities which can be exchanged or converted into common stock of such companies)

To a lesser extent, the sub-adviser may invest portfolio assets in:

 - U.S. dollar denominated securities of foreign issuers
   (American Depositary Receipts (ADRs))

 - Money market instruments

 - Repurchase agreements

Under normal market conditions, the portfolio invests at least 85% of its assets in common stocks. The portfolio invests in companies of any size that the portfolio managers consider to be growing rapidly. A research oriented, "bottom-up" approach to security selection is emphasized.

The portfolio may also use leveraging, a technique that involves borrowing money to invest in an effort to enhance shareholder returns.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing company stocks may be very volatile and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

CONVERTIBLES

As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

LEVERAGING

Leveraging by a portfolio involves special risks:

 - Leveraging practices may make a portfolio more volatile.

 - Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio's securities.

 - Money borrowed for leveraging is subject to interest costs.

 - Minimum average balances may need to be maintained or a line of credit in connection with borrowing may be necessary resulting in an increase in the cost of borrowing over the stated interest rate.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                         AAG- 1 Alger Aggressive Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                   38.02%
1996                                                                   10.45%
1997                                                                   24.25%
1998                                                                   48.69%
1999                                                                   69.02%
2000                                                                  -31.33%
2001                                                                  -16.45%
2002                                                                  -34.39%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.67%  Quarter  12/31/99
Lowest:   (22.51)% Quarter  12/31/00

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                            SINCE INCEPTION
                       1 YEAR     5 YEARS   (MARCH 1, 1994)
                       -------    -------   ---------------
Alger Aggressive
  Growth                (34.39)%    (1.11)%        6.67%
S&P 500 Composite
  Stock Index           (22.09)%    (0.58)%        9.36%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.10%      0.10%
                                             ---------------
TOTAL                                       0.90%      1.15%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                         AAG- 2 Alger Aggressive Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 92     $287      $498      $1,108
Service Class                    $117     $365      $633      $1,398
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Fred Alger Management, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80%.

PORTFOLIO MANAGERS: Frederick M. Alger III is the chief market strategist for the portfolio overseeing the investments of the portfolio. David Hyun CFA, is responsible for the day-to-day operations and has served as portfolio manager since September 2001. Mr. Alger is the founder of Alger. Mr. Hyun joined Alger in 1991 and previously served as co-manager of the portfolio from 1997 to June 2000. Mr. Hyun joined Oppenheimer Fund in June 2000 and served as portfolio manager until September 2001.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------
The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report which is available upon request by calling the Fund at 1-800-851-9777.

                                                               YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------
                                                2002        2001        2000         1999         1998
                                              --------    --------    --------    ----------    --------
Net asset value, beginning of year            $  16.34    $  19.56    $  33.28    $    22.44    $  16.04
                                              --------    --------    --------    ----------    --------
Income from operations:
  Net investment income (loss)                   (0.07)      (0.03)      (0.09)        (0.15)      (0.04)
  Net realized and unrealized gain (loss) on
    investments                                  (5.55)      (3.19)     (10.03)        14.95        7.68
                                              --------    --------    --------    ----------    --------
    Net income (loss) from operations            (5.62)      (3.22)     (10.12)        14.80        7.64
                                              --------    --------    --------    ----------    --------
Distributions:
  Dividends from net investment income            0.00        0.00       (0.42)        (1.54)      (0.05)
  Distributions from net realized gains on
    investments                                   0.00        0.00       (3.18)        (2.42)      (1.19)
                                              --------    --------    --------    ----------    --------
    Total distributions                           0.00        0.00       (3.60)        (3.96)      (1.24)
                                              --------    --------    --------    ----------    --------
Net asset value, end of year                  $  10.72    $  16.34    $  19.56    $    33.28    $  22.44
                                              ========    ========    ========    ==========    ========
Total return                                    (34.39)%    (16.45)%    (31.33)%       69.02%      48.69%
Ratios and supplemental data:
  Net assets at end of year (in thousands)    $403,301    $682,355    $907,696    $1,117,511    $574,164
  Ratio of expenses to average net assets         0.90%       0.97%       0.86%         0.89%       0.91%
  Ratio of net investment income (loss) to
    average net assets                           (0.49)%     (0.15)%     (0.31)%       (0.56)%     (0.21)%
  Portfolio turnover rate                       196.99%     104.17%     122.70%       101.71%     117.44%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                         AAG- 3 Alger Aggressive Growth

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, is comfortable with the portfolio's short-term price volatility and the risks associated with the portfolio's investment strategy.

(AMERICAN CENTURY)    American Century Income & Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks dividend growth, current income and capital appreciation by investing in common stock.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve this objective by investing principally in:

 - Common stocks

The portfolio's investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the portfolio manager ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of their stock), from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, the manager uses ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the manager uses the rate of growth of company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the manager uses a technique called portfolio optimization. In portfolio optimization, the manager uses a computer model to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return. The goal is to create a portfolio that provides better returns than its benchmark, without taking on significant additional risk.

The portfolio manager does not attempt to time the market. Instead, under normal market conditions, it intends to keep the portfolio essentially fully invested in stocks regardless of the movement of the stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in convertible debt securities, foreign securities, short-term securities, non-leveraged futures contracts and other similar securities.

Futures contracts, a type of derivative security, can help the portfolio's cash assets remain liquid while performing more like stocks. The portfolio has a policy governing futures and similar derivative securities to help manage the risk of these types of instruments. For example, the manager cannot leverage the portfolio's assets by investing in a derivative security.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN STOCKS

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                    ACGI- 1 American Century Income & Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2002                                                                 -19.38%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    9.98%  Quarter  12/31/01
Lowest:   (16.82)% Quarter   9/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                              1 YEAR     (MAY 1, 2001)
                              ------    ---------------
American Century Income &
  Growth                      (19.38)%      (14.97)%
S&P 500 Composite Stock
  Index                       (22.09)%      (17.67)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.90%      0.90%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.64%      0.64%
                                             ---------------
TOTAL                                       1.54%      1.79%
Expense reduction(b)                        0.14%      0.14%
                                             ---------------
NET OPERATING EXPENSES                      1.40%      1.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.40%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                    ACGI- 2 American Century Income & Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $143     $473      $826      $1,823
Service Class                    $168     $550      $957      $2,094
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: American Century Investment Management, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% of the first $100 million; 0.85% of assets over $100 million up to $250 million; 0.80% of assets in excess of $250 million.

PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

The portfolio managers on the investment team are:

JOHN SCHNIEDWIND, CFA, Senior Vice President, Senior Portfolio Manager and Chief Investment Officer -- Quantitative Equity, has been a member of the team since the portfolio's inception. He joined American Century in 1982 and also supervises other portfolio management teams.

KURT BORGWARDT, CFA, Senior Vice President, Senior Portfolio Manager and Director of Quantitative Equity Research, joined American Century in August 1990, and has managed the quantitative equity research effort since then. He has been a member of the team since inception.

VIVIENNE HSU, Portfolio Manager, has been a member of the team since July 1997 and was promoted to Portfolio Manager in February 2002. She joined American Century as a quantitative analyst and became a senior analyst in 2000.

ZILI ZHANG, Vice President and Portfolio Manager/ Director of Quantitative Research, has been a member of the team since joining American Century in January 1997 and was promoted to Portfolio Manager in 2002. He manages the quantitative research team.

                                      ATSF
                    ACGI- 3 American Century Income & Growth

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                                        (WITHOUT SALES LOADS)
                                                                          -------------------------------------------------
                                                                           TOTAL                                    SINCE
     ATSF PORTFOLIO        SIMILAR SUB-ADVISER FUND(1)   INCEPTION DATE   ASSETS    1 YEAR   5 YEARS   10 YEARS   INCEPTION
     --------------        ---------------------------   --------------   -------   ------   -------   --------   ---------
American Century           American Century Income &        12/17/90      $4.052B   (19.37)%  (0.09)%    9.67%      11.79%
  Income & Growth                  Growth                Investor Class

(1) The portfolio does not have a sales load.

                                      ATSF
                    ACGI- 4 American Century Income & Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                              -------------------
                                                                2002       2001*
                                                              --------    -------
Net asset value, beginning of year                            $  9.48     $10.00
                                                              -------     ------
Income from operations:
  Net investment income (loss)                                   0.06       0.03
  Net realized and unrealized gain (loss) on investments        (1.90)     (0.55)
                                                              -------     ------
    Net income (loss) from operations                           (1.84)     (0.52)
                                                              -------     ------
Distributions:
  Dividends from net investment income                           0.00       0.00
  Distributions from net realized gains on investments           0.00       0.00
                                                              -------     ------
    Total distributions                                          0.00       0.00
                                                              -------     ------
Net asset value, end of year                                  $  7.64     $ 9.48
                                                              =======     ======
Total return                                                   (19.38)%    (5.20)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $34,898     $6,785
    Ratio of total expenses to average net assets                1.54%      5.95%
    Ratio of net expenses to average net assets                  1.40%      1.40%
    Ratio of net investment income (loss) to average net
     assets                                                      0.76%      0.50%
    Portfolio turnover rate                                     94.07%     46.51%

* The portfolio commenced operations on May 1, 2001.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                    ACGI- 5 American Century Income & Growth

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(AMERICAN CENTURY)    American Century International
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve this objective by investing principally in:

 - equity securities of growing foreign companies

The portfolio manager uses a growth investment strategy developed by American Century to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth potential. Ideally, the portfolio manager looks for companies whose earnings and revenues are not only growing, but growing at a successfully faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

The portfolio manager uses a bottom-up approach to select stocks to buy for the portfolio. This means the manager makes its investment decisions based primarily on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. The portfolio manager tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the portfolio manager to select or hold the stocks of companies it believes will be able to sustain their growth, and to sell stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the portfolio manager believes that it is important to diversify the portfolio's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio manager also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The portfolio manager does not attempt to time the market. Instead, under normal market conditions, the manager intends to keep the portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in convertible securities, short-term securities, non-leveraged futures contracts and other similar securities.

Futures contracts, a type of derivative security, can help the portfolio's cash assets remain liquid by performing more like stocks. The portfolio has a policy governing futures and similar derivative securities to help manage the risk of these types of investments. For example, the portfolio manager cannot leverage the portfolio's assets by investing in a derivative security.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN STOCKS

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                     ACI- 1 American Century International

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a portfolio's investments. Portfolios with foreign investments are subject to this risk.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[Performance Graph]

1997                                                               7.50%
1998                                                              12.85%
1999                                                              24.95%
2000                                                             -14.99%
2001                                                             -23.44%
2002                                                             -21.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter  12/31/99
Lowest:   (19.85)% Quarter  09/30/02

(1) Prior to May 1, 2002, this portfolio had a different sub-adviser.

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (JANUARY 2, 1997)
                       ------   -------   -----------------
American Century
  International        (21.18)%  (6.27)%         (4.12)%
Morgan Stanley
  Capital
  International-
  Europe, Asia & Far
  East Index (MSCI-
  EAFE)                (15.66)%  (2.62)%         (1.85)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                     ACI- 2 American Century International

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.98%      0.98%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.80%      0.80%
                                             ---------------
TOTAL                                       1.78%      2.03%
Expense reduction(b)                        0.58%      0.58%
                                             ---------------
NET OPERATING EXPENSES                      1.20%      1.45%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.50%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.50%. Subsequent to 5/1/03, operating expense limitation will be reduced to 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $122     $533     $  938     $2,072
Service Class                   $148     $610     $1,067     $2,336
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: American Century Investment Management, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net asset: 1.00% of the first $50 million; 0.95% of assets over $50 million up to $150 million; 0.90% of assets over $150 million up to $500 million; and 0.85% of assets over $500 up to $1 billion; and 0.80% in excess of $1 billion.

PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

THE PORTFOLIO MANAGERS ON THE INVESTMENT TEAM ARE:

HENRIK STRABO, Senior Vice President, Senior Portfolio Manager and Chief Investment Officer -- International Equities, has been a member of the team since the portfolio's inception. He joined American Century in 1993 and serves as a member of other management teams for various American Century funds.

MARK S. KOPINSKI, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages International Growth since rejoining American Century in April 1997.

KEITH CREVELING, Portfolio Manager, has been a member of the team that manages International Growth since April 2002. He joined American Century in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996.

                                      ATSF
                     ACI- 3 American Century International

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                                      (WITHOUT SALES LOADS)
                                                               ------------------------------------
                                                               TOTAL                                      SINCE
 ATSF PORTFOLIO   SIMILAR SUB-ADVISER FUND(1)  INCEPTION DATE  ASSETS    1 YEAR   5 YEARS  10 YEARS     INCEPTION
 --------------   ---------------------------  --------------  ------   --------  -------  --------  ---------------
American Century  American Century             5/3/91          $2.7B    (19.25)%  (0.33)%   7.43%         7.67%
  International   International Growth         Investor Class

(1) This portfolio does not have a sales load.

                                      ATSF
                     ACI- 4 American Century International

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                      2002       2001       2000       1999       1998
                                                    --------    -------    -------    -------    -------
Net asset value, beginning of year                  $   7.65    $ 10.34    $ 14.28    $ 12.07    $ 10.70
                                                    --------    -------    -------    -------    -------
  Income from operations:
    Net investment income (loss)                        0.01       0.07       0.04       0.04       0.03
    Net realized and unrealized gain (loss) on
      investments                                      (1.63)     (2.45)     (2.15)      2.90       1.35
                                                    --------    -------    -------    -------    -------
      Net income (loss) from operations                (1.62)     (2.38)     (2.11)      2.94       1.38
                                                    --------    -------    -------    -------    -------
  Distributions:
    Dividends from net investment income               (0.02)     (0.28)     (0.19)     (0.05)     (0.01)
    Distributions from net realized gains on
      investments                                       0.00      (0.03)     (1.64)     (0.68)      0.00
                                                    --------    -------    -------    -------    -------
      Total distributions                              (0.02)     (0.31)     (1.83)     (0.73)     (0.01)
                                                    --------    -------    -------    -------    -------
Net asset value, end of year                        $   6.01    $  7.65    $ 10.34    $ 14.28    $ 12.07
                                                    ========    =======    =======    =======    =======
Total return                                          (21.18)%   (23.44)%   (14.99)%    24.95%     12.85%
Ratios and supplemental data:
    Net assets at end of year (in thousands)        $107,761    $29,985    $36,651    $33,579    $32,149
    Ratio of total expenses to average net assets       1.78%      1.63%      1.66%      1.84%      1.96%
    Ratios of net expenses to average net assets        1.49%      1.20%      1.30%      1.50%      1.50%
    Ratio of net investment income (loss) to
      average net assets                                0.23%      0.78%      0.29%      0.31%      0.30%
    Portfolio turnover rate                           261.37%    154.25%    111.83%     99.77%     71.74%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Ratio of net expenses to average net assets is net of the advisory fee waiver.

                                      ATSF
                     ACI- 5 American Century International

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

[Aegon Transamerica Logo]   Asset Allocation -- Conservative Portfolio

[BULLSEYE ICON]             (formerly, Conservative Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 30% of assets in equities and 50% of assets in bonds, and 20% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

AFTA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                TOTAL OPERATING
     UNDERLYING PORTFOLIO:      EXPENSE RATIOS
     ---------------------      ---------------
American Century Income &
  Growth                               1.40%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Mid Cap                        1.00%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
T. Rowe Price Growth Stock             0.87%
T. Rowe Price Small Cap                0.96%
Third Avenue Value                     0.89%
Transamerica Convertible
  Securities                           1.08%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                             ---------------
TOTAL                                       0.19%      0.44%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $19      $ 61      $107       $243
Service Class                    $45      $141      $246       $555
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (0.97)
                                                                   --------
      Net income (loss) from operations                               (0.91)
                                                                   --------
  Distributions:
    Dividends from net income                                          0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   9.09
                                                                   ========
Total return                                                          (9.10)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $169,834
    Ratio of expenses to average net assets                            0.19 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.07 %
    Portfolio turnover rate                                           28.27 %

* Portfolio commenced operations on May 1, 2002

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[Aegon Transamerica Logo]   Asset Allocation -- Growth Portfolio

[BULLSEYE ICON]             (formerly, Aggressive Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios based on the investment objective.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in short-term securities.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

ASSET ALLOCATION -- GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Dreyfus Small Cap Value                 0.88%
Federated Growth & Income               0.81%
Great Companies -- America(SM)          0.88%
Great Companies -- Technology(SM)       1.00%
Jennison Growth                         0.99%
PBHG/NWQ Value Select                   0.89%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
Third Avenue Value                      0.89%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%
Van Kampen Emerging Growth              0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolio in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratio of the Portfolio (calculated as a percentage of average net assets) is estimated to be: 1.18%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.11%      0.11%
                                             ---------------
TOTAL                                       0.21%      0.46%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.21%      0.46%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Classes are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $22      $ 68      $118       $268
Service Class                    $47      $148      $258       $579
---------------------------------------------------------------------

                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio.
[MONEY ICON]

FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.91)
                                                                   --------
      Net income (loss) from operations                               (1.83)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.17
                                                                   ========
Total return                                                         (18.30)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $156,176
    Ratio of expenses to average net assets                            0.21 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.43 %
    Portfolio turnover rate                                           19.99 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[Aegon Transamerica Logo]   Asset Allocation -- Moderate Portfolio

[BULLSEYE ICON]             (formerly, Moderate Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities and 35% of assets in bonds, 15% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report).

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Clarion Real Estate Securities          0.98%
Dreyfus Mid Cap                         1.00%
GE U.S. Equity                          0.92%
Great Companies -- America(SM)          0.88%
Jennison Growth                         0.99%
MFS High Yield                          0.91%
PBHG/NWQ Value Select                   0.89%
PIMCO Total Return                      0.78%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
T. Rowe Price Growth Stock              0.87%
T. Rowe Price Small Cap                 0.96%
Third Avenue Value                      0.89%
Transamerica Convertible
  Securities                            1.08%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.08%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (1.25)
                                                                   --------
      Net income (loss) from operations                               (1.19)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.81
                                                                   ========
Total return                                                         (11.90)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $405,684
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.03 %
    Portfolio turnover rate                                           20.60 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[Aegon Transamerica Logo]  Asset Allocation -- Moderate Growth Portfolio

[BULLSEYE ICON]            (formerly, Moderately Aggressive Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, and 30% of assets in bonds and cash, with approximately 20% being allocated to bonds and the remaining 10% to cash. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security torepay principal prior to a security's maturity cancause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                  TOTAL OPERATING
UNDERLYING PORTFOLIO              EXPENSE RATIOS
--------------------              ---------------
American Century Income & Growth       1.40%
American Century International         1.20%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Small Cap Value                0.88%
Federated Growth & Income              0.81%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Great
  Companies -- Technology(SM)          1.00%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PBHG/NWQ Value Select                  0.89%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
Third Avenue Value                     0.89%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%
Van Kampen Emerging Growth             0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be: 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.
                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio.

                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.56)
                                                                   --------
      Net income (loss) from operations                               (1.48)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.52
                                                                   ========
Total return                                                         (14.80)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $396,608
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.33 %
    Portfolio turnover rate                                           22.84 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who is willing to accept the higher risk of investing in technology company securities.

(BLACKROCK LOGO)       BlackRock Global Science & Technology Opportunities

[BULLSEYE ICON]        (formerly BlackRock Global Science & Technology)
OBJECTIVE
---------------------------

This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, BlackRock Advisors, Inc. (BlackRock), seeks to achieve the portfolio's investment objective by investing principally in:

 - Equity securities of U.S. and foreign companies

In seeking to achieve the portfolio's investment objective, the portfolio manager selects equity securities of companies that, in the team's opinion, have a rapid and substantial growth potential from the development, advancement and use of science and/or technology. The portfolio manager uses the investment process described below to select companies for the portfolio. Some of the industries that are likely to be represented in the portfolio's holdings include:
     - Application Software
     - IT Consulting & Services
     - Internet Software and Services
     - Networking Equipment
     - Telecom Equipment
     - Computer Hardware
     - Computer Storage & Peripherals
     - Electronic Equipment and Instruments
     - Semiconductor Equipment
     - Semiconductors
     - Aerospace & Defense
     - Electrical Components & Equipment
     - Biotechnology
     - Pharmaceuticals
     - Healthcare Equipment & Supplies
     - Healthcare Distribution & Services
     - Healthcare Facilities
     - Industrial Gases
     - Specialty Chemicals
     - Advanced Materials
     - Integrated Telecom Services
     - Alternative Carriers
     - Wireless Telecommunication Services

The portfolio normally invests at least 80% of its total assets in equity securities issued by these companies.

The portfolio invests in U.S. and foreign companies (including companies located in emerging market countries) that, in the portfolio manager's opinion, are expected to offer the best opportunities for growth and high investment returns. The manager uses a multi-factor screen to identify stocks that have above-average return potential. The factors and weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

To reduce portfolio risk, the sub-adviser will diversify by investing in at least three countries, one of which may be the U.S. The portfolio generally will sell a stock when, in the portfolio manager's opinion, there is deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to re-balance the portfolio or a better opportunity elsewhere. The team uses a broad set of technical tools to enhance the timing of purchase or sell decisions.

While the portfolio principally invests in common stock, it may also invest in preferred stock and securities convertible into common and preferred stock; Rule 144A securities and IPO's; options or futures; forward foreign currency exchange contracts; and small-cap companies.

The portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The primary risks of investing in this portfolio include:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATSF
         BRGSTO- 1 BlackRock Global Science & Technology Opportunities

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

SCIENCE AND TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues.

EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2002                                                           -36.36%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   32.95%  Quarter  12/31/01
Lowest:   (21.57)% Quarter  09/30/02

                                      ATSF
         BRGSTO- 2 BlackRock Global Science & Technology Opportunities

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                                          (AUGUST 17,
                              1 YEAR         2001)
                              ------    ---------------
BlackRock Global Science &
  Technology Opportunities    (36.36)%      (25.71) %
S&P 500 Composite Stock
  Index                       (22.09)%      (16.99) %

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.90%      0.90%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              5.75%      5.75%
                                             ---------------
TOTAL                                       6.65%      6.90%
Expense reduction(b)                        5.25%      5.25%
                                             ---------------
NET OPERATING EXPENSES                      1.40%      1.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.40%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $143    $1,498    $2,809     $5,901
Service Class                   $168    $1,567    $2,914     $6,063
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: BlackRock Advisors, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90%

PORTFOLIO MANAGERS:

The portfolio is managed by a team of investment professionals. The team includes the following individuals who have day-to-day responsibility:

THOMAS P. CALLAN, CFA, Managing Director and senior portfolio manager, is a member of the emerging growth equity team. He is lead manager for international small cap portfolios and co-portfolio manager for small and mid cap growth portfolios and a member of the Global Equity Operating Committee and the Equity Investment Strategy Group.

Before becoming part of BlackRock in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Mr. Callan received a BA degree in economics from Boston College in 1981.

DANIEL M. REA, Vice President and portfolio manager, is a member of the emerging growth equity team. He is responsible for coverage of stocks in the healthcare sector.

                                      ATSF
         BRGSTO- 3 BlackRock Global Science & Technology Opportunities

Mr. Rea joined BlackRock in 2000 from Driehaus Capital Management where he was a healthcare analyst and, later, the portfolio manager of the Driehaus Emerging Growth Fund and the Driehaus Recent Issues Fund. Prior to joining Driehaus in 1997, he was with GE Capital Corporation in the Financial Management Program. This position included rotations in with GE Capital Aviation Services in Shannon, Ireland and in the Corporate and Financial Planning and Analysis Group.

Mr. Rea received a BS degree in business administration from Marquette University in 1995.

[QUESTION MARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Fund are shown with the deductions of the applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUND DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                                   (WITHOUT SALES LOADS)
                                                                     --------------------------------------------------
                                                         INCEPTION   TOTAL                               10 YEARS
     ATSF PORTFOLIO        SIMILAR SUB-ADVISER FUND(1)     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
     --------------        ---------------------------   ---------   ------   --------   -------   --------------------
BlackRock Global Science   BlackRock Global Science &     5/15/00     $27M    (35.11)%     N/A           (30.99)%
  & Technology             Technology Opportunities
  Opportunities            Portfolio

(1) The information included is for Investor Class A shares. Class A returns include a 4.5% maximum front-end load.

                                      ATSF
         BRGSTO- 4 BlackRock Global Science & Technology Opportunities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  2002          2001*
                                                              ------------   ------------
Net asset value, beginning of year                              $ 10.45        $ 10.00
                                                                -------        -------
  Income from operations:
    Net investment income (loss)                                  (0.08)         (0.04)
    Net realized and unrealized gain (loss) on investments        (3.72)          0.49
                                                                -------        -------
      Net income (loss) from operations                           (3.80)          0.45
                                                                -------        -------
  Distributions:
    Dividends from net investment income                           0.00           0.00
    Distributions from net realized gains on investments           0.00           0.00
                                                                -------        -------
      Total distributions                                          0.00           0.00
                                                                -------        -------
Net asset value, end of year                                    $  6.65        $ 10.45
                                                                =======        =======
Total return                                                     (36.36)%         4.50 %
Ratios and supplemental data:
    Net assets at end of year (in thousands)                    $ 3,636        $ 1,049
    Ratio of total expenses to average net assets                  6.65 %        10.75 %
    Ratio of net expenses to average net assets                    1.40 %         1.40 %
    Ratio of net investment income (loss) to average net
     assets                                                       (1.10)%        (1.16)%
    Portfolio turnover rate                                      356.31 %       224.99 %

* Portfolio commenced operations on August 17, 2001.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
         BRGSTO- 5 BlackRock Global Science & Technology Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital appreciation.

(BLACKROCK LOGO)  BlackRock Mid Cap Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, BlackRock Advisors, Inc. (BlackRock), seeks to achieve the portfolio's investment objective by investing principally in:

 - Common stocks of U.S. mid-capitalization emerging growth companies. Mid-cap companies are those whose market capitalizations, at the time of purchase, fall within a range between $1 billion and $10 billion.

The manager focuses on mid-cap emerging growth companies with market capitalization between $1 billion and $10 billion. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The manager uses a bottom-up investment style in managing the portfolio. This means securities are selected based upon fundamental analysis performed by the management team.

The portfolio may also invest in IPOs; preferred stock and securities convertible into common stock and preferred stock; or options or futures. Please refer to the Fund's SAI for a description and risks of those investments.

The portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

MEDIUM-SIZED COMPANIES

These companies present additional risks because their earnings may be less predictable, their share price more volatile, and their securities less liquid than larger more established companies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures.

Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of

                                      ATSF
                       BRMCG- 1 BlackRock Mid Cap Growth
market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]

2002                                                                  -27.72%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   18.57%  Quarter  12/31/01
Lowest:   (16.69)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                             1 YEAR    (AUGUST 17, 2001)
                             ------    -----------------
BlackRock Mid Cap Growth     (27.72)%       (19.46)%
Russell Midcap Growth Index  (27.41)%       (17.66)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              3.25%      3.25%
                                             ---------------
TOTAL                                       4.05%      4.30%
Expense reduction(b)                        2.75%      2.75%
                                             ---------------
NET OPERATING EXPENSES                      1.30%      1.55%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.30%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.30%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $132    $  980    $1,845     $4,078
Service Class                   $158    $1,054    $1,962     $4,290
--------------------------------------------------------------------

                                      ATSF
                       BRMCG- 2 BlackRock Mid Cap Growth

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: BlackRock Advisors, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGERS:

The portfolio is managed by a team of investment professionals. The team includes:

NEIL D. WAGNER, Director, is lead portfolio manager for all small, small/mid, and mid cap growth equity portfolios, including the BlackRock Small Cap Growth Fund.

Prior to joining BlackRock in 2002, Mr. Wagner managed $5 billion in small and mid cap growth portfolios at MFS Investment Management, including the New Discovery Fund and the Institutional Emerging Equities Fund. Prior to joining MFS in 1998, Mr. Wagner worked as a senior research analyst for small cap growth portfolios at DFS Advisors LLC. From 1995-1997, he was an analyst at Berkshire Partners, LLC, a private equity investment firm. Mr. Wagner began his career as a management consultant with Bain & Company, Inc.

Mr. Wagner received a BA degree, summa cum laude, with high honors in mathematics and physics from Colgate University in 1993.

BRIAN E. STACK, Managing Director, is head of the small and mid cap growth team in Boston and is portfolio manager for the Cyllenius long-short growth equity hedge funds. In addition, he serves as back-up portfolio manager for the fundamental small, small/mid, and mid cap growth equity portfolios.

Prior to joining BlackRock in 2002, Mr. Stack was the co-founder of Cyllenius Capital Management where he was the sole portfolio manager responsible for managing a $100 million long-short equity hedge fund. Prior to founding Cyllenius in 2001, Mr. Stack was a portfolio manager at MFS Investment Management. At MFS, Mr. Stack was the portfolio manager for the MFS Institutional Emerging Equities Fund and related separate accounts and the MFS New Discovery Fund, as well as four hedge funds. These portfolios collectively accounted for nearly $7 billion in total assets under management. Before joining MFS in 1993, Mr. Stack spent six years as a sell-side securities analyst, principally with Robertson Stephens & Company. He was a member of the technology research group, specializing in the computer services industry. Mr. Stack began his investment career in 1983 at The Chase Manhattan Bank, NA.

                                      ATSF
                       BRMCG- 3 BlackRock Mid Cap Growth

[QUESTION MARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                              AVERAGE ANNUAL TOTAL RETURN
                                                                                 (WITHOUT SALES LOADS)
                                                                  ---------------------------------------------------
                                                      INCEPTION    TOTAL                               10 YEARS
   ATSF PORTFOLIO      SIMILAR SUB-ADVISER FUND(1)      DATE      ASSETS     1 YEAR    5 YEARS   (OR SINCE INCEPTION)
   --------------      ----------------------------   ---------   -------   --------   -------   --------------------
BlackRock Mid Cap      BlackRock Mid-Cap Growth       12/27/96    $147.8M   (28.91)%    2.67%            4.56%
  Growth               Equity Portfolio

(1) The information included is for Investor Class A shares. Class A returns include a 4.5% maximum front-end load.

                                      ATSF
                       BRMCG- 4 BlackRock Mid Cap Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                               2002       2001*
                                                              -------    -------
Net Asset value, beginning of year                            $ 10.28    $ 10.00
                                                              -------    -------
  Income from operations:
    Net investment income (loss)                                (0.06)     (0.03)
    Net realized and unrealized gain (loss) on investments      (2.79)      0.31
                                                              -------    -------
      Net income (loss) from operations                         (2.85)      0.28
                                                              -------    -------
  Distributions:
    Dividends from net investment income                         0.00       0.00
    Distributions from net realized gains on investments         0.00       0.00
                                                              -------    -------
      Total distributions                                        0.00       0.00
                                                              -------    -------
Net asset value, end of year                                  $  7.43    $ 10.28
                                                              =======    =======
Total return                                                   (27.72)%     2.80%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $ 6,991    $ 1,058
    Ratio of total expenses to average net assets                4.05%      9.52%
    Ratio of net expenses to average net assets                  1.30%      1.30%
    Ratio of net investment income (loss) to average net
     assets                                                     (0.80)%    (0.78)%
    Portfolio turnover rate                                    189.08%    147.73%

* Portfolio commenced operations on August 17, 2001.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                       BRMCG- 5 BlackRock Mid Cap Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world

[CAPITAL GUARDIAN LOGO]  Capital Guardian Global
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital and income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio intends to concentrate its investments in such issues, the portfolio may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.

Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than

                                      ATSF
                         CGG- 1 Capital Guardian Global
other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

EMERGING MARKET RISK

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 7, 2000 is attributable to that firm.
                                      ATSF
                         CGG- 2 Capital Guardian Global

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                   47.84%
2000                                                                  -15.42%
2001                                                                  -10.36%
2002                                                                  -19.52%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter  12/31/99
Lowest:   (20.05)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                       SINCE INCEPTION
                             1 YEAR   (FEBRUARY 3, 1998)
                             ------   ------------------
Capital Guardian Global      (19.52)%       (0.79)%
Morgan Stanley Capital
  International World Index  (19.54)%      (19.83)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.05%      1.05%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.24%      0.24%
                                               --------------
TOTAL                                       1.29%      1.54%
Expense reduction(b)                         N/A        N/A
                                               --------------
NET OPERATING EXPENSES                      1.29%      1.54%
-------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.32%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $131     $409      $708      $1,556
Service Class                    $157     $486      $839      $1,834
---------------------------------------------------------------------

                                      ATSF
                         CGG- 3 Capital Guardian Global

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 1.05% of the first $150 million; 1.00% of assets over $150 million up to $300 million; 0.95% of assets over $300 million up to $500 million; and 0.925% on assets over $500 million.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVES is a Senior Vice President of Capital Guardian and a portfolio manager with research responsibilities for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

                                      ATSF
                         CGG- 4 Capital Guardian Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                               YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------
                                               2002          2001        2000*         1999        1998*
                                             ---------     --------     --------     --------     -------
Net asset value, beginning of year           $  10.57      $ 12.06      $ 15.77      $ 10.66      $ 10.00
                                             --------      -------      -------      -------      -------
    Net investment income (loss)                 0.01         0.00         0.02        (0.01)        0.07
    Net realized and unrealized gain (loss)
      on investments                            (2.07)       (1.22)       (2.37)        5.12         0.59
                                             --------      -------      -------      -------      -------
      Net income (loss) from operations         (2.06)       (1.22)       (2.35)        5.11         0.66
                                             --------      -------      -------      -------      -------
Distributions:
    Dividends from net investment income        (0.02)        0.00         0.00         0.00         0.00
    Distributions from net realized gains
      on investments                             0.00        (0.27)       (1.36)        0.00         0.00
                                             --------      -------      -------      -------      -------
      Total distributions                       (0.02)       (0.27)       (1.36)        0.00         0.00
                                             --------      -------      -------      -------      -------
Net asset value, end of year                 $   8.49      $ 10.57      $ 12.06      $ 15.77      $ 10.66
                                             ========      =======      =======      =======      =======
Total return                                   (19.52)%     (10.36)%     (15.42)%      47.84%        6.60%
Ratios and supplemental data:
  Net assets at, end of year (in thousands)  $120,447      $44,477      $50,351      $40,770      $24,865
  Ratio of total expenses to average net
    assets                                       1.29%        1.35%        1.30%        1.49%        1.55%
  Ratio of net expenses to average net
    assets                                       1.29%        1.34%        1.28%        1.48%        1.49%
  Ratio of net investment income (loss) to
    average net assets                           0.17%        0.03%        0.08%       (0.12)%       0.75%
  Portfolio turnover rate                       33.01%          45%         303%         157%         128%

* Effective October 9, 2000, the name of the Endeavor Select Portfolio was changed to Capital Guardian Global and Capital Guardian Trust Company became the Portfolio's investment adviser. The Portfolio commenced operations on February 3, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                         CGG- 5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations

[CAPITAL GUARDIAN LOGO]  Capital Guardian U.S. Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents. The sub-adviser's judgment regarding the current investment outlook will determine the relative amounts to be invested in these different asset classes.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth

                                      ATSF
                     CGUSE- 1 Capital Guardian U.S. Equity
companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2001                                                                  -3.38%
2002                                                                 -23.80%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.07%  Quarter  12/31/01
Lowest:   (19.01)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2001)

                                      SINCE INCEPTION
                           1 YEAR    (OCTOBER 9, 2000)
                           ------    -----------------
Capital Guardian U.S.
  Equity                   (23.80)%       (12.47)%
S&P 500 Composite Stock
  Index                    (22.09)%       (17.81)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

                                      ATSF
                     CGUSE- 2 Capital Guardian U.S. Equity

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.13%      0.13%
                                             ---------------
TOTAL                                       0.98%      1.23%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.98%      1.23%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.06%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.06%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $100     $312      $542      $1,201
Service Class                    $125     $390      $676      $1,489
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% on assets over $300 million up to $500 million; and 0.775% on assets over $500 million.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                     CGUSE- 3 Capital Guardian U.S. Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                   YEAR ENDED DECEMBER 31,
                                                              ----------------------------------
                                                                2002          2001        2000*
                                                              ---------     --------     -------
Net asset value, beginning of year                            $   9.74      $ 10.10      $ 10.00
                                                              --------      -------      -------
  Net investment income (loss)                                    0.03         0.01         0.01
  Net realized and unrealized gain (loss) on investments         (2.35)       (0.35)        0.09
                                                              --------      -------      -------
    Net increase income from operations                          (2.32)       (0.34)        0.10
                                                              --------      -------      -------
Distributions:
  Dividends from net investment income                           (0.01)       (0.01)        0.00
  Distributions from net realized gains on investments           (0.02)       (0.01)        0.00
                                                              --------      -------      -------
    Total distributions                                          (0.03)       (0.02)        0.00
                                                              --------      -------      -------
Net asset value, end of year                                  $   7.39      $  9.74      $ 10.10
                                                              ========      =======      =======
Total return                                                    (23.80)%      (3.38)%       1.00%
Ratios and supplemental data:
  Net assets at end of year (in thousands)                    $116,484      $50,334      $33,507
  Ratio of total expenses to average net assets                   0.98%        1.09%        1.13%
  Ratio of net expenses to average net assets                     0.98%        1.08%        1.13%
  Ratio of net investment income (loss) to average net
    assets                                                        0.43%        0.19%        0.45%
  Portfolio turnover rate                                        22.69%          39%         108%

*  The Portfolio commenced operations on October 9, 2000.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                     CGUSE- 4 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial,and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, Initial Class and Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future returns.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                       4.09%
1995                                                                      34.59%
1996                                                                      23.84%
1997                                                                      24.81%
1998                                                                       7.56%
1999                                                                      -3.06%
2000                                                                       5.57%
2001                                                                       6.64%
2002                                                                     -20.70%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   14.89%  Quarter  12/31/98
Lowest:   (21.13)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                        1 YEAR   5 YEARS   (MAY 27, 1993)
                        ------   -------   ---------------
Capital Guardian Value  (20.70)% (1.42)%         7.89%
Russell 1000 Value
  Index                 (15.52)%  1.16%         10.15%*

* From 5/31/93
* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.

PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

Karen A. Miller is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001        2000*         1999         1998
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year          $  17.35     $  17.58     $  19.99     $  21.68     $  20.70
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.18         0.16         0.15         0.18         0.22
  Net realized and unrealized gain (loss)
    on investments                             (3.75)        1.01         0.68        (0.72)        1.36
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (3.57)        1.17         0.83        (0.54)        1.58
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.11)       (0.14)       (0.19)       (0.24)       (0.22)
  Distributions from net realized gains on
    investments                                (0.52)       (1.26)       (3.05)       (0.91)       (0.38)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.63)       (1.40)       (3.24)       (1.15)       (0.60)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $  13.15     $  17.35     $  17.58     $  19.99     $  21.68
                                            ========     ========     ========     ========     ========
Total return                                  (20.70)%       6.64%        5.57%       (3.06)%       7.56%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $286,725     $217,637     $182,354     $209,653     $246,102
  Ratio of total expenses to average net
    assets                                      0.91%        0.95%        0.93%        0.95%        0.85%
  Ratio of net expenses to average net
    assets                                      0.91%        0.94%        0.91%        0.88%        0.84%
  Ratio of net investment income (loss) to
    average net assets                          1.23%        1.01%        0.77%        0.77%        1.10%
  Portfolio turnover rate                      39.43%          55%          85%          51%          19%

* Effective October 9, 2000, the name of the Endeavor Value Equity Portfolio was changed to Capital Guardian Value and Capital Guardian Trust Company became the Portfolio's investment adviser.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

[CLARION CRA SECURITIES LOGO]  Clarion Real Estate Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, Clarion invests at least 80% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Clarion employs a disciplined investment decision-making process combining top-down portfolio design and bottom-up company analysis. Clarion draws upon a multi-disciplined team of seasoned securities managers and experienced real estate investment professionals to incorporate as much independent, relevant information as practicable toward creating an efficient portfolio of real estate securities.

When selecting investments for the portfolio, Clarion relies on a proprietary model to assess the relative value of each security in the portfolio's universe. Key factors that are incorporated into this model include: earnings estimates, earnings growth estimates, an estimate of the private property quality, the quality of management, and balance sheet flexibility. Clarion considers these factors best identify those real estate securities that represent the greatest value and income and/or price appreciation.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio is non-diversified under federal securities laws.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

                                      ATSF
                     CRES- 1 Clarion Real Estate Securities

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

QUANTITATIVE MODELS

Stocks selected using quantitative models may not perform as well as these models might otherwise suggest and may cause overall returns to be lower than if other methods are used.

NON-DIVERSIFIED

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE*
------------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                    -3.77%
2000                                                                    29.62%
2001                                                                    11.05%
2002                                                                     3.60%

* Prior to May 1, 2002, this portfolio was managed by J.P. Morgan.

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     10.90%  Quarter  06/30/00
Lowest:     (11.64)% Quarter  09/30/98

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                         SINCE INCEPTION
                              1 YEAR      (MAY 1, 1998)
                              -------    ---------------
Clarion Real Estate
  Securities                     3.60%          4.36%
Morgan Stanley REIT Index        3.64%          4.50%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

                                      ATSF
                     CRES- 2 Clarion Real Estate Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.18%      0.18%
                                      --------------
TOTAL                              0.98%      1.23%
Expense reduction(b)                N/A        N/A
                                      --------------
NET OPERATING EXPENSES             0.98%      1.23%
----------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/31/03.
(b) Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $100     $312      $542      $1,201
Service Class                    $125     $390      $676      $1,489
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: ING Clarion Real Estate Securities

ADVISORY FEE: As a percentage of average daily net assets -- 0.80%.

PORTFOLIO MANAGER:

T. RITSON FERGUSON, CFA AND JOSEPH P. SMITH, CFA, serve as co-portfolio managers of this portfolio. Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion CRA Securities. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.

                                      ATSF
                     CRES- 3 Clarion Real Estate Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                     2002*       2001       2000       1999      1998**
                                                    --------    -------    -------    -------    -------
Net asset value, beginning of year                  $  11.21    $ 10.32    $  8.06    $  8.51    $ 10.00
                                                    --------    -------    -------    -------    -------
  Income from operations:
    Net investment income (loss)                        0.65       0.56       0.59       0.49       0.36
    Net realized and unrealized gain (loss) on
      investments                                      (0.25)      0.58       1.79      (0.79)     (1.85)
                                                    --------    -------    -------    -------    -------
      Net income (loss) from operations                 0.40       1.14       2.38      (0.30)     (1.49)
                                                    --------    -------    -------    -------    -------
  Distributions:
    Dividends from net investment income               (0.13)     (0.25)     (0.12)     (0.15)      0.00
    Distributions from net realized gains on
      investments                                      (0.07)      0.00       0.00       0.00       0.00
                                                    --------    -------    -------    -------    -------
      Total distributions                              (0.20)     (0.25)     (0.12)     (0.15)      0.00
                                                    --------    -------    -------    -------    -------
Net asset value, end of year                        $  11.41    $ 11.21    $ 10.32    $  8.06    $  8.51
                                                    ========    =======    =======    =======    =======
Total return                                            3.60%     11.05%     29.62%     (3.77)%   (14.93)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)        $124,219    $43,611    $16,577    $ 3,199    $ 2,414
    Ratio of total expenses to average net assets       0.98%      1.13%      1.71%      2.69%      3.34%
    Ratio of net expenses to average net assets         0.98%      1.00%      1.00%      1.00%      1.00%
    Ratio of net investment income (loss) to
      average net assets                                5.61%      5.25%      6.27%      5.91%      6.03%
    Portfolio turnover rate                           123.25%    171.63%    291.38%    189.80%    100.80%

 * Prior to May 1, 2002, this portfolio was managed by J.P. Morgan. ** Portfolio commenced operations on May 1, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver and fees paid indirectly.

                                      ATSF
                     CRES- 4 Clarion Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital
 - A less conservative investment with greater risk and reward potential than a portfolio investing in large-capitalization companies

(DREYFUS LOGO)    Dreyfus Small Cap Value (closed to new investors)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital growth. To pursue its goal, the portfolio normally invests at least 80% of its assets in small cap companies. Small cap companies are defined as those whose market capitalizations are within the capitalization range of companies in the Russell 2000 Index at the time of purchase. Because the portfolio may continue to hold a security whose market capitalization grows, a substantial portion of the portfolio's holdings can have market capitalizations in excess of the capitalization range of the companies in the Russell 2000 Index. The portfolio may also invest in initial public offerings (IPOs) and stocks of foreign securities.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio normally invests in "value" companies. The sub-adviser, The Dreyfus Corporation (Dreyfus), identifies potential investment through extensive fundamental and quantitative research. The portfolio will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

 - value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

 - business health, or overall efficiency and profitability as measured by return on assets and return on equity

 - business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm.

Because a company could remain undervalued for years, value investors search for factors that could trigger a rise in price, including new products or markets, opportunities for greater market share and more effective management.

Most of the portfolio's assets will be invested in equity securities, primarily common stocks of U.S. issuers. Normally, the portfolio will not invest more than 20% of its total assets in foreign securities.

Note: Effective July 1, 2002, Dreyfus Small Cap Value closed to new investors. All Policyowners invested in Dreyfus Small Cap Value prior to July 1, 2002 may continue to invest in the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of small capitalization companies appear to be greatly out of proportion to the valuations of medium or large capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price

                                      ATSF
                        DSCV- 1 Dreyfus Small Cap Value
volatility and may decline more significantly in market downturns than securities of larger companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Value stocks, in many cases, are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004.
The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                  -1.79%
1995                                                                  14.05%
1996                                                                  25.63%
1997                                                                  25.56%
1998                                                                  -2.18%
1999                                                                  29.39%
2000                                                                  11.02%
2001                                                                  28.79%
2002                                                                 -39.46%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter   12/31/01
Lowest:   (33.09)% Quarter   09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR    5 YEARS    (MAY 4, 1993)
                       -------   -------   ---------------
Dreyfus Small Cap
  Value                (39.46)%   1.84%         8.32%
Russell 2000 Index     (20.48)%  (1.36)%        7.25%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. The Dreyfus Corporation has been the portfolio's sub-adviser since September 16, 1996. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to September 16, 1996 is attributable to that firm.
                                      ATSF
                        DSCV- 2 Dreyfus Small Cap Value
these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                              CLASS OF SHARES
                             INITIAL    SERVICE
-----------------------------------------------
Management fees                0.80%      0.80%
Rule 12b-1 fees                 N/A       0.25%
Other expenses                 0.08%      0.08%
                                ---------------
TOTAL                          0.88%      1.13%
Expense reduction(b)            N/A        N/A
                                ---------------
NET OPERATING EXPENSES         0.88%      1.13%
-----------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.

(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.89%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: The Dreyfus Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGER:

PETER L. HIGGINS serves as portfolio manager for this portfolio. Mr. Higgins has been employed by The Boston Company Asset Management, LLC, a subsidiary of Mellon Financial Corporation, since August 1988 and by Dreyfus since February 1996.

                                      ATSF
                        DSCV- 3 Dreyfus Small Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by Pricewaterhouse Coopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  15.72    $  15.62    $  16.51    $  14.14    $  16.41
                                                --------    --------    --------    --------    --------
Income from operations:
  Net investment income (loss)                     (0.05)      (0.03)      (0.03)      (0.04)      (0.03)
  Net realized and unrealized gain (loss) on
    investments                                    (6.24)       4.66        1.87        4.00       (0.13)
                                                --------    --------    --------    --------    --------
    Net income (loss) from operations              (6.29)       4.63        1.84        3.96       (0.16)
                                                --------    --------    --------    --------    --------
Distributions:
  Dividends from net investment income              0.00        0.00        0.00        0.00       (0.02)
  Distributions from net realized gains on
    investments                                    (1.80)      (4.53)      (2.73)      (1.59)      (2.09)
                                                --------    --------    --------    --------    --------
    Total distributions                            (1.80)      (4.53)      (2.73)      (1.59)      (2.11)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $   7.63    $  15.72    $  15.62    $  16.51    $  14.14
                                                ========    ========    ========    ========    ========
Total return                                      (39.46)%     28.79%      11.02%      29.39%      (2.18)%
Ratios and supplemental data:
  Net assets at end of year (in thousands)      $224,359    $313,685    $213,086    $187,803    $158,662
  Ratio of total expenses to average net
    assets                                          1.19%       1.18%       1.26%       1.22%       0.94%
  Ratio of net expenses to average net assets       0.88%       0.91%       0.91%       0.90%       0.86%
  Ratio of net investment income (loss) to
    average net assets                             (0.45)%     (0.24)%     (0.23)%     (0.28)%     (0.23)%
  Portfolio turnover rate                         132.98%        172%        192%        216%        183%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                        DSCV- 4 Dreyfus Small Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES LOGO)    Great Companies -- America(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks

The portfolio seeks to invest in common stocks of large, established, United States-based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: have a market cap in excess of $15 billion; be highly regarded by management experts; be incorporated in the U.S.; be publicly traded; be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior business franchises; have been in business for at least 50 years and survived the founder; consider employees to be the company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; deliver outstanding returns to shareholders; be a global company (as defined by the sub-adviser); and, be in an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities.

The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the S&P 500 as the performance benchmark for the portfolio.

Companies identified by the sub-adviser for inclusion in the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                     GCA- 1 Great Companies -- America(SM)

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2001                                                                     -12.20%
2002                                                                     -20.69%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    11.28%  Quarter  12/31/01
Lowest:    (16.25)% Quarter  06/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                              1 YEAR     (MAY 1, 2000)
                              -------   ---------------
Great
  Companies -- America(SM)     (20.69)%      (8.35)%
S&P 500 Composite Stock
  Index                        (22.09)%     (15.91)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                             ---------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

                                      ATSF
                     GCA- 2 Great Companies -- America(SM)

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as accounting manager in the firm's national office.

                                      ATSF
                     GCA- 3 Great Companies -- America(SM)

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                2002        2001       2000*
                                                              --------    --------    -------
Net asset value, beginning of year                            $   9.96    $  11.38    $ 10.00
                                                              --------    --------    -------
  Income from operations:
    Net investment income (loss)                                  0.05        0.04       0.04
    Net realized and unrealized gain (loss) on investments       (2.11)      (1.43)      1.34
                                                              --------    --------    -------
      Net income (loss) from operations                          (2.06)      (1.39)      1.38
                                                              --------    --------    -------
  Distributions:
    Dividends from net investment income                         (0.02)      (0.03)      0.00
    Distributions from net realized gains on investments          0.00        0.00       0.00
                                                              --------    --------    -------
      Total distributions                                        (0.02)      (0.03)      0.00
                                                              --------    --------    -------
Net asset value, end of year                                  $   7.88    $   9.96    $ 11.38
                                                              ========    ========    =======
Total return                                                    (20.69)%    (12.20)%    13.80%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $233,961    $152,874    $83,121
    Ratio of expenses to average net assets                       0.88%       0.89%      0.91%
    Ratio of net investment income (loss) to average net
      assets                                                      0.54%       0.39%      0.52%
    Portfolio turnover rate                                      30.84%      69.80%     14.67%

* Portfolio commenced operations on May 1, 2000.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                     GCA- 4 Great Companies -- America(SM)

---------------------
For the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.

(GREAT COMPANIES LOGO)    Great Companies -- Global(2)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's investment objective by investing principally in:

 - Common stocks of domestic and foreign issuers

Great Companies will select non-technology and technology stocks, both domestic and international, for the portfolio from a group of companies that Great Companies has identified as being "great companies."

Stocks selected for the portfolio will meet some of the common criteria listed below.

Companies selected for the domestic portion of the portfolio will consist of large cap stocks of companies incorporated in the United States that have been identified by the portfolio managers through an initial screening process as great companies. These stocks will consist of domestic non-technology companies that are global companies as defined by the sub-adviser; have a market cap in excess of $15 billion; have world class management; and are considered by the sub-adviser as engaged in "terrific businesses." The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the portfolio's benchmark over a set period of time.

Domestic technology stocks included in the portfolio will consist of large cap companies identified by the sub-adviser as great companies through its proprietary initial screening process. All technology stocks included in the portfolio are considered global companies by the sub-adviser and are considered leaders in its industry and have been in business for over 15 years.

The stocks selected for the international portion of the portfolio must be incorporated outside of the United States. The technology and non-technology portion of international stocks must consist of companies that have global presence with a strong portion of their revenues outside the country of origin. In addition, the international stocks will only be selected if they (and their predecessors) have outperformed the Morgan Stanley Capital International World Index (MSCIW) over a period of time defined by the sub-adviser's initial screening process. The international stocks cannot have government ownership in excess of 10% and, generally, must be ADR traded securities.

The sub-adviser will use MSCIW as the performance benchmark for the portfolio.

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; have a market cap in excess of $15 billion; be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities.

Companies identified by the sub-adviser for inclusion in the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

The allocation of stocks within each portion of the portfolio will be driven by these factors: market price relative to Intrinsic Value and Intrinsic Value momentum.

The portfolio may also take a temporary defensive position.

                                      ATSF
                      GCG- 1 Great Companies -- Global(2)

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DEPOSITARY RECEIPTS

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. They are subject to some of the same risks as direct investments in foreign securities, including currency risk. The regulatory requirements with respect to depositary receipts that are issued in sponsored and unsponsored programs are generally similar, but the issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the depositary receipts.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues.

ESTABLISHED COMPANY STOCKS

Because domestic companies in which this portfolio invests must have been in existence for at least 50 years, and foreign companies must have been in existence for at least 15 years, certain sector stocks, which would otherwise present attractive investment opportunities, will not be selected for the portfolio.

GROWTH INVESTING RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may underperform other portfolios that employ a different style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds typically will underperform when value investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                      GCG- 2 Great Companies -- Global(2)

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2001                                                                       -16.84%
2002                                                                       -21.51%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    15.26%  Quarter  12/31/01
Lowest:    (18.03)% Quarter  03/31/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                            1 YEAR    (SEPTEMBER 1, 2000)
                            -------   -------------------
Great
  Companies -- Global(2)     (21.51)%        (22.17)%
Morgan Stanley Capital
  International World
  Index                      (19.54)%        (19.83)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.40%      0.40%
                                             ---------------
TOTAL                                       1.20%      1.45%
Expense reduction(b)                        0.20%      0.20%
                                             ---------------
NET OPERATING EXPENSES                      1.00%      1.25%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $361      $640      $1,437
Service Class                    $127     $439      $773      $1,718
---------------------------------------------------------------------

                                      ATSF
                      GCG- 3 Great Companies -- Global(2)

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

MANAGEMENT FEE: As a percentage of the portfolio's average daily net assets -- 0.80%.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Wilton, Connecticut, most recently as accounting manager in the firm's national office.

                                      ATSF
                      GCG- 4 Great Companies -- Global(2)

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2002        2001       2000*
                                                              --------    --------    --------
Net asset value, beginning of year                            $  7.10     $  8.54     $ 10.00
                                                              -------     -------     -------
  Income from operations:
    Net investment income (loss)                                 0.01        0.01        0.02
    Net realized and unrealized gain (loss) on investments      (1.54)      (1.45)      (1.48)
                                                              -------     -------     -------
      Net income (loss) from operations                         (1.53)      (1.44)      (1.46)
                                                              -------     -------     -------
  Distributions:
    Dividends from net investment income                         0.00        0.00        0.00
    Distributions from net realized gains on investments         0.00        0.00        0.00
                                                              -------     -------     -------
      Total distributions                                        0.00        0.00        0.00
                                                              -------     -------     -------
Net asset value, end of year                                  $  5.57     $  7.10     $  8.54
                                                              =======     =======     =======
Total return                                                   (21.51)%    (16.84)%    (14.60)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $25,495     $16,060     $ 5,057
    Ratio of total expenses to average net assets                1.20%       1.59%       3.93%
    Ratio of net expenses to average net assets                  1.00%       1.00%       1.00%
    Ratio of net investment income (loss) to average net
      assets                                                     0.24%       0.12%       0.53%
    Portfolio turnover rate                                     41.88%     105.88%       6.49%

* Portfolio commenced operations on September 1, 2000.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                      GCG- 5 Great Companies -- Global(2)

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES LOGO)  Great Companies -- Technology(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks of companies that offer technology, communications, capital goods or related products and services.

Great Companies generally invests at least 80% of the portfolio's assets in such stocks.

The portfolio seeks to invest in stocks of large, established, United
States based companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological or communications in their operating history. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be incorporated in the United States; have been in business for 15 years or more; have a market cap in excess of $15 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the fund's benchmark over a set period of time. The sub-adviser will use the NASDAQ Composite Index as the performance benchmark for the portfolio.

Companies identified by the sub-adviser for selection to the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure and changes when interest rates move or when forecasts of future cash flows are revised.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

TECHNOLOGY RISK

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                    GCT- 1 Great Companies -- Technology(SM)

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2001                                                                     -36.94%
2002                                                                     -38.12%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter  12/31/01
Lowest:   (34.65)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                                 1 YEAR     (MAY 1, 2000)
                                 -------   ---------------
Great
  Companies -- Technology(SM)    (38.12)%      (39.38)%
NASDAQ Composite Index           (31.53)%      (32.76)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.21%      0.21%
                                             ---------------
TOTAL                                       1.01%      1.26%
Expense reduction(b)                        0.01%      0.01%
                                             ---------------
NET OPERATING EXPENSES                      1.00%      1.25%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                    GCT- 2 Great Companies -- Technology(SM)

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $321      $557      $1,235
Service Class                    $127     $399      $691      $1,522
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80%

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as Accounting Manager in the firm's national office.

                                      ATSF
                    GCT- 3 Great Companies -- Technology(SM)

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2002        2001       2000*
                                                              --------    --------    --------
Net asset value, beginning of year                            $  4.25     $  6.74     $ 10.00
                                                              -------     -------     -------
  Income from operations:
    Net investment income (loss)                                (0.03)      (0.03)      (0.01)
    Net realized and unrealized gain (loss) on investments      (1.59)      (2.46)      (3.25)
                                                              -------     -------     -------
      Net income (loss) from operations                         (1.62)      (2.49)      (3.26)
                                                              -------     -------     -------
  Distributions:
    Dividends from net investment income                         0.00        0.00        0.00
    Distributions from net realized gains on investments         0.00        0.00        0.00
                                                              -------     -------     -------
      Total distributions                                        0.00        0.00        0.00
                                                              -------     -------     -------
Net asset value, end of year                                  $  2.63     $  4.25     $  6.74
                                                              =======     =======     =======
Total return                                                   (38.12)%    (36.94)%    (32.60)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $53,434     $56,885     $24,159
    Ratio of total expenses to average net assets                1.01%       0.99%       1.05%
    Ratio of net expenses to average net assets                  1.00%       0.99%       1.00%
    Ratio of net investment income (loss) to average net
     assets                                                     (0.79)%     (0.66)%     (0.16)%
    Portfolio turnover rate                                     86.20%      75.30%      48.23%

* Portfolio commenced operations on May 1, 2000.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                    GCT- 4 Great Companies -- Technology(SM)

----------------------
This portfolio may be appropriate for the investor who seeks capital growth and income from the same investment with a balance between equity and debt but does not desire a consistent level of income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Balanced
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - 40% to 60% in securities selected primarily for growth potential -- such as common stocks

 - 40% to 60% in securities selected primarily for income potential -- both equity and debt.

The basic strategy of the portfolio is to maintain a growth component and an income component. Normally, 40% to 60% of the portfolio's securities are chosen primarily for their growth potential, and the remaining 40% to 60% are chosen primarily for their income potential. These securities may include foreign issuers.

The growth component is expected to consist mainly of common stocks in companies and industries that the portfolio manager believes are experiencing favorable demand for their products and services, and that are operating in a favorable competitive and regulatory climate. In its analysis, the portfolio manager looks for companies with earnings growth potential that may not be recognized by the market.

The income component will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities.

At least 25% of the portfolio's assets will normally be invested in fixed-income securities.

Janus uses a "bottom up" approach to select stocks. In other words, the portfolio manager looks mostly for income producing securities that meet its investment criteria one at a time. If the portfolio manager is unable to find such investments, the portfolio's assets may be in cash or similar investments. Securities are selected without regard to any industry sector or other similarly defined selection procedure.

Up to 35% of the portfolio's assets may be invested in high-yield/ high-risk bonds (commonly known as "junk bonds"). These bonds are rated below investment grade by the primary rating agencies.

The portfolio may shift assets between the growth and income portions of its portfolio, based on the portfolio manager analysis of the market and conditions in the economy. If the portfolio manager believes that at a particular time growth investments will provide better returns than the yields from income-producing investments, the portfolio may put a greater emphasis on growth. The reverse may also take place.

The portfolio manager may sell the portfolio's securities when its expectations regarding earnings growth potential change.

The portfolio may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of the portfolio's investment objectives.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD/HIGH-RISK SECURITIES

 - credit risk

 - greater sensitivity to interest rate movements

 - greater vulnerability to economic changes

 - decline in market value in event of default

 - less equity

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JB- 1 Janus Balanced

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.90%      0.90%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.69%      0.69%
                                             ---------------
TOTAL                                       1.59%      1.84%
Expense reduction(b)                        0.19%      0.19%
                                             ---------------
NET OPERATING EXPENSES                      1.40%      1.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.40%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $143     $483      $848      $1,873
Service Class                    $168     $560      $978      $2,143
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.90% of the first $500 million; 0.85% of the next $500 million and 0.80% of assets over $1 billion.

PORTFOLIO MANAGER: KAREN L. REIDY, CFA, Executive Vice President and Portfolio Manager of the Janus Balanced Fund and Janus Core Equity Fund. She joined Janus in 1995 as a research analyst.

                                      ATSF
                              JB- 2 Janus Balanced

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $ 10.00
                                                                   -------
  Income from operations:
    Net investment income (loss)                                      0.07
    Net realized and unrealized gain (loss) on investments           (0.58)
                                                                   -------
      Net income (loss) from operations                              (0.51)
                                                                   -------
  Distributions:
    Dividends from net investment income                              0.00
    Distributions from net realized gains on investments              0.00
                                                                   -------
      Total distributions                                             0.00
                                                                   -------
Net asset value, end of year                                       $  9.49
                                                                   =======
Total return                                                         (5.10)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $37,233
    Ratio of total expenses to average net assets                     1.59 %
    Ratio of net expenses to average net assets                       1.40 %
    Ratio of net investment income (loss) to average net
     assets                                                           1.08 %
    Portfolio turnover rate                                          42.49 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                              JB- 3 Janus Balanced

[QUESTION MARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown with the deductions of the applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                      AVERAGE ANNUAL TOTAL RETURN
                                                                          (WITHOUT SALES LOADS)
                                                               -------------------------------------------
                          SIMILAR SUB-ADVISER      INCEPTION   TOTAL
ATSF PORTFOLIO                  FUND(1)              DATE      ASSETS   1 YEAR   5 YEARS   SINCE INCEPTION
--------------          ------------------------   ---------   ------   ------   -------   ---------------
Janus Balanced               Janus Balanced        9/1/92      $ 3.9B   (6.56)%   7.06%         10.77%

(1) This portfolio does not have a sales load.

                                      ATSF
                              JB- 4 Janus Balanced

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the significant risks associated with foreign investing.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Global
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus) seeks to achieve the portfolio's investment objective by investing principally in:

 - Common stocks of foreign and domestic issuers

 - Depositary receipts including ADRs, GDRs and EDRs

The portfolio may also use forward foreign currency contracts for hedging.

Janus' main strategy is to use a "bottom up" approach to build the portfolio's investment portfolio. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Foreign securities are generally selected on a stock-by-stock basis without regard to defined allocation among countries or geographic regions.

When evaluating foreign investments, Janus (in addition to looking at individual companies) considers such factors as:

 - Expected levels of inflation in various countries

 - Government policies that might affect business conditions

 - The outlook for currency relationships

 - Prospects for economic growth among countries, regions or geographic areas

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DEPOSITARY RECEIPTS

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. They are subject to some of the same risks as direct investments in foreign securities, including currency risk. The regulatory requirements with respect to depositary receipts that are issued in sponsored and unsponsored programs are generally similar, but the issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the depositary receipts.

                                      ATSF
                              JGL- 1 Janus Global

FORWARD FOREIGN CURRENCY CONTRACTS

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline. Such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise.

Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the portfolio's limitation on investing in illiquid securities.

If the portfolio manager's judgment of markets proves incorrect or the strategy does not correlate well with a portfolio's investment, the use of such hedging transactions could result in a loss regardless of whether the intent was to reduce risk or increase return and may increase a portfolio's volatility. In addition, in the event that non-exchange traded forward currency contracts are used, such transactions could result in a loss if the counterparty to the transaction does not perform as promised.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                             35.05%
1994                                                              0.25%
1995                                                             23.06%
1996                                                             27.74%
1997                                                             18.75%
1998                                                             30.01%
1999                                                             71.10%
2000                                                            -17.55%
2001                                                            -22.84%
2002                                                            -26.02%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   46.11%  Quarter  12/31/99
Lowest:   (20.75)% Quarter  12/31/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                              1 YEAR    5 YEARS   10 YEARS
                              -------   -------   --------
Janus Global                  (26.02)%   0.92%     10.22%
Morgan Stanley Capital
  International World Index   (19.54)%  (1.76)%     6.70%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                              JGL- 2 Janus Global

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.12%      0.12%
                                    ---------------
TOTAL                              0.92%      1.17%
Expense reduction(b)                N/A        N/A
                                    ---------------
NET OPERATING EXPENSES             0.92%      1.17%
---------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02.
    Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 94     $293      $509      $1,131
Service Class                    $119     $372      $644      $1,420
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

MANAGEMENT FEE: As a percentage of the portfolio's average daily net assets -- 0.80%.

PORTFOLIO MANAGERS:

HELEN YOUNG HAYES, CFA and LAURENCE CHANG, CFA have served as co-portfolio managers of this portfolio since January 2000. Ms. Hayes has served as manager of this portfolio since its inception. She has been employed by Janus since 1987.

Mr. Chang has been employed by Janus since 1993.

                                      ATSF
                              JGL- 3 Janus Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                           2002         2001          2000          1999          1998
                                         --------    ----------    ----------    ----------    ----------
Net asset value, beginning of year       $  18.32    $    23.97    $    37.46    $    23.71    $    19.04
                                         --------    ----------    ----------    ----------    ----------
  Income from operations:
    Net investment income (loss)             0.09          0.10          0.02         (0.04)         0.05
    Net realized and unrealized gain
      (loss) on investments                 (4.82)        (5.57)        (6.06)        16.42          5.61
                                         --------    ----------    ----------    ----------    ----------
      Net income (loss) from operations     (4.73)        (5.47)        (6.04)        16.38          5.66
                                         --------    ----------    ----------    ----------    ----------
  Distributions:
    Dividends from net investment
      income                                (0.43)        (0.18)        (0.90)         0.00         (0.13)
    Distributions from net realized
      gains on investments                   0.00          0.00         (6.55)        (2.63)        (0.86)
                                         --------    ----------    ----------    ----------    ----------
      Total distributions                   (0.43)        (0.18)        (7.45)        (2.63)        (0.99)
                                         --------    ----------    ----------    ----------    ----------
Net asset value, end of year             $  13.16    $    18.32    $    23.97    $    37.46    $    23.71
                                         ========    ==========    ==========    ==========    ==========
Total return                               (26.02)%      (22.84)%      (17.55)%       71.10%        30.01%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                         $635,357    $1,082,192    $1,717,573    $1,926,210    $1,069,765
    Ratio of expenses to average net
      assets                                 0.92%         0.95%         0.89%         0.92%         0.95%
    Ratio of net investment income
      (loss) to average net assets           0.60%         0.50%         0.06%        (0.14)%        0.23%
    Portfolio turnover rate                 67.40%        83.21%        82.42%        68.10%        87.36%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                              JGL- 4 Janus Global

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity Securities

The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                               3.97%
1994                                                              -8.31%
1995                                                              47.12%
1996                                                              17.96%
1997                                                              17.54%
1998                                                              64.47%
1999                                                              59.67%
2000                                                             -28.94%
2001                                                             -28.20%
2002                                                             -29.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter  12/31/99
Lowest:   (31.92)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Janus Growth              (29.92)%   (1.25)%    6.21%
S&P 500 Composite
  Stock Index             (22.09)%   (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.01%      0.01%
                                             ---------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                              JGR- 2 Janus Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $274      $477      $1,061
Service Class                    $112     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                        FOR THE YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------
                                          2002          2001          2000          1999          1998
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year     $    32.65    $    47.34    $    78.00    $    59.94    $    36.84
                                       ----------    ----------    ----------    ----------    ----------
  Income from operations:
    Net investment income (loss)            (0.09)        (0.12)        (0.14)        (0.04)         0.12
    Net realized and unrealized gain
      (loss) on investments                 (9.68)       (13.24)       (21.10)        34.02         23.49
                                       ----------    ----------    ----------    ----------    ----------
      Net income (loss) from
         operations                         (9.77)       (13.36)       (21.24)        33.98         23.61
                                       ----------    ----------    ----------    ----------    ----------
  Distributions:
    Dividends from net investment
      income                                 0.00          0.00         (0.10)        (1.17)        (0.09)
    Distributions from net realized
      gains on investments                   0.00         (1.33)        (9.32)       (14.75)        (0.42)
                                       ----------    ----------    ----------    ----------    ----------
      Total distributions                    0.00         (1.33)        (9.42)       (15.92)        (0.51)
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, end of year           $    22.88    $    32.65    $    47.34    $    78.00    $    59.94
                                       ==========    ==========    ==========    ==========    ==========
Total return                               (29.92)%      (28.20)%      (28.94)%       59.67%        64.47%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                       $1,109,540    $1,892,586    $2,957,087    $4,141,240    $3,086,057
    Ratio of expenses to average net
      assets                                 0.86%         0.89%         0.82%         0.82%         0.83%
    Ratio of net investment income
      (loss) to average net assets          (0.33)%       (0.33)%       (0.18)%       (0.05)%        0.25%
    Portfolio turnover rate                 67.50%        60.30%        49.08%        70.95%        35.29%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Growth of capital over the long term and is willing to assume the risk of short-term share price fluctuations

[Jennison Associates Logo]    Jennison Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC (Jennison), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

The sub-adviser uses a bottom up approach, researching and evaluating individual companies, to manage the portfolio's investments.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth

 - Above average revenue and earnings per share growth

 - Sustainable or improving profitability

 - Strong balance sheets

In addition, the sub-adviser looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the S&P 500 Index. In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

 - Strong market position with a defensible franchise

 - Unique marketing competence

 - Strong research and development leading to superior new product flow

 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers. For purposes of the 20% limit, ADRs and other similar receipts or shares are not considered to be foreign securities.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

                                      ATSF
                            JNGR- 1 Jennison Growth

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum distribution fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1997                                                         16.81%
1998                                                          5.18%
1999                                                          4.79%
2000                                                        -11.58%
2001                                                        -18.54%
2002                                                        -30.74%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.24%  Quarter  12/31/01
Lowest:   (19.36)% Quarter  09/30/01

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison Associates LLC has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance prior to October 9, 2000 is attributable to that firm.

                                      ATSF
                            JNGR- 2 Jennison Growth

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                              SINCE INCEPTION
                       1 YEAR    5 YEARS    (NOVEMBER 18, 1996)
                       -------   --------   -------------------
Jennison Growth        (30.74)%  (11.28)%          (6.89)%
S&P 500 Composite
  Stock Index          (22.09)%   (0.58)%           4.45 %

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.14%      0.14%
                                             ---------------
TOTAL                                       0.99%      1.24%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.99%      1.24%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.99%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.99%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $101     $315      $547      $1,213
Service Class                    $126     $393      $681      $1,500
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Jennison Associates LLC (Jennison)

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.85%.

PORTFOLIO MANAGERS: SPIROS "SIG" SEGALAS, KATHLEEN A. MC CARRAGHER and MICHAEL
A. DEL BALSO serve as co-managers of this portfolio.

Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years.

Ms. McCarragher is a Director and an Executive Vice President of Jennison. Ms. McCarragher joined Jennison on 1998 after a 17-year investment career, including positions at Weiss, Peck & Greer L.L.C. (1992 to 1998) as a managing director and director of large cap growth equities and State Street Research & Management Company, where she was a member of the Investment Committee.

Mr. Del Balso is a Director and an Executive Vice President of Jennison, where he as been part of the investment team since 1972.

                                      ATSF
                            JNGR- 3 Jennison Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                         YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------
                                                            2002        2001      2000*       1999       1998
                                                          ---------   --------   --------   --------   --------
Net asset value, beginning of year                        $   8.23    $ 10.30    $ 12.56    $ 12.22    $ 11.75
                                                          --------    -------    -------    -------    -------
Income from operations:
  Net investment income (loss)                               (0.01)     (0.02)      0.20       0.18       0.11
  Net realized and unrealized gain (loss) on investments     (2.52)     (1.87)     (1.56)      0.41       0.50
                                                          --------    -------    -------    -------    -------
    Net income (loss) from operations                        (2.53)     (1.89)     (1.36)      0.59       0.61
                                                          --------    -------    -------    -------    -------
Distributions:
  Dividends from net investment income                        0.00      (0.18)     (0.18)     (0.13)     (0.05)
  Distributions from net realized gains on investments        0.00       0.00      (0.72)     (0.12)     (0.09)
                                                          --------    -------    -------    -------    -------
    Total distributions                                       0.00      (0.18)     (0.90)     (0.25)     (0.14)
                                                          --------    -------    -------    -------    -------
Net asset value, end of period                            $   5.70    $  8.23    $ 10.30    $ 12.56    $ 12.22
                                                          ========    =======    =======    =======    =======
Total return                                                (30.74)%   (18.54)%   (11.58)%     4.79%      5.18%
Ratios and supplemental data:
  Net assets at end of year (in thousands)                $115,138    $34,245    $36,458    $44,900    $45,506
  Ratio of total expenses to average net assets               1.04%      1.01%      1.00%      0.91%      1.00%
  Ratio of net expenses to average net assets                 0.99%      1.01%      0.93%      0.85%      0.98%
  Ratio of net investment income (loss) to average net
    assets                                                   (0.10)%    (0.13)%     1.60%      1.34%      1.22%
  Portfolio turnover rate                                    67.76%        78%       166%        48%        43%

* Effective October 9, 2000, the name of the Endeavor Opportunity Value Portfolio was changed to Jennison Growth and Jennison Associates LLC became the investment adviser to the Portfolio.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                            JNGR- 4 Jennison Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 Index with a comparable level of risk
---------------------
The S&P 500 INDEX is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(J.P. MORGAN LOGO)    J.P. Morgan Enhanced Index
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. Industry by industry, the portfolio's weightings are similar to those of the S&P 500 Index. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. A team of more than 20 analysts dedicated to U.S. equities, with an average of over ten years of experience, follows over 650 large- and medium-sized U.S. companies. The research goal is to provide insight into a company's real growth potential.

 - VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing between 200 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

   - catalysts that could trigger a rise in a stock's price

   - high potential reward compared to potential risk

   - temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term fixed income instruments including:

 - U.S. government securities

 - bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - repurchase agreements

 - short-term bonds and notes with remaining maturities of 13 months or less

                                      ATSF
                      JPMEI- 1 J.P. Morgan Enhanced Index

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1998                                                         31.39%
1999                                                         18.16%
2000                                                        -10.92%
2001                                                        -11.98%
2002                                                        -24.59%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    22.37%  Quarter  12/31/98
Lowest:    (17.69)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                        1 YEAR    5 YEAR    (MAY 2, 1997)
                        -------   ------   ---------------
J.P. Morgan Enhanced
  Index                 (24.59)%  (1.70)%        2.15%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%        3.12%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

                                      ATSF
                      JPMEI- 2 J.P. Morgan Enhanced Index

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)
% of average daily net assets

                              CLASS OF SHARES
                             INITIAL    SERVICE
-----------------------------------------------
Management fees                0.75%      0.75%
Rule 12b-1 fees                 N/A       0.25%
Other expenses                 0.10%      0.10%
                                ---------------
TOTAL                          0.85%      1.10%
Expense reduction(b)            N/A        N/A
                                ---------------
NET OPERATING EXPENSES         0.85%      1.10%
-----------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $271      $471      $1,049
Service Class                    $112     $350      $606      $1,340
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: J.P. Morgan Investment Management Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%

PORTFOLIO MANAGERS: An investment advisory group makes the portfolio's day-to-day investment decisions. The advisory group also manages the JP Morgan Smart Index Fund.

                                      ATSF
                      JPMEI- 3 J.P. Morgan Enhanced Index

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                             YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                           2002         2001         2000         1999           1998
                                         --------     --------     --------     --------     ------------
Net asset value, beginning of year       $  13.24     $  15.13     $  18.16     $  16.08       $ 12.29
                                         --------     --------     --------     --------       -------
Income from operations:
  Net investment income (loss)               0.08         0.06         0.07         0.08          0.04
  Net realized and unrealized gain
    (loss) on investments                   (3.33)       (1.86)       (1.99)        2.78          3.81
                                         --------     --------     --------     --------       -------
    Net income (loss) from operations       (3.25)       (1.80)       (1.92)        2.86          3.85
                                         --------     --------     --------     --------       -------
Distributions:
  Dividends from net investment income      (0.05)       (0.09)       (0.08)       (0.03)        (0.02)
  Distributions from net realized gains
    on investments                           0.00         0.00        (1.03)       (0.75)        (0.04)
                                         --------     --------     --------     --------       -------
    Total distributions                     (0.05)       (0.09)       (1.11)       (0.78)        (0.06)
                                         --------     --------     --------     --------       -------
Net asset value, end of year             $   9.94     $  13.24     $  15.13     $  18.16       $ 16.08
                                         ========     ========     ========     ========       =======
Total return                               (24.59)%     (11.98)%     (10.92)%      18.16%        31.39 %
Ratios and supplemental data:
  Net assets at end of year (in
    thousands)                           $159,257     $150,777     $156,517     $153,967       $64,058
  Ratio of total expenses to average
    net assets                               0.85%        0.87%        0.87%        0.78%         1.10 %
  Ratio of net expenses to average net
    assets                                   0.85%        0.87%        0.87%        0.78%         1.10 %
  Ratio of net investment income (loss)
    to average net assets                    0.72%        0.43%        0.53%        0.73%         0.48 %
  Portfolio turnover rate                   55.61%          56%          68%          56%           78 %

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                      JPMEI- 4 J.P. Morgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.

(MARSICO LOGO)    Marsico Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Banc of America Capital Management, LLC (BACAP) has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio, under normal circumstances, invests at least 80% of total assets in a diversified portfolio of common stocks of large and medium-sized companies selected for their growth potential.

Stocks for this portfolio are selected based on an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends. Bottom-up analysis emphasizes investments in well-known, high quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong and ethical management, and reasonable valuations in light of projected growth rates.

To determine whether a security could have favorable growth prospects, Marsico ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price:

 - prospects for above-average sales and earnings growth per share

 - high return on invested capital

 - free cash flow generation

 - sound balance sheet, financial and accounting policies, and overall financial strength

 - strong competitive advantages

 - effective research, product development, and marketing

 - pricing flexibility

 - strength of management

 - general operating characteristics that will enable the company to compete successfully in its marketplace

Marsico may sell the portfolio's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.

As a temporary defensive measure because of market, economic, political, or other conditions, Marsico may invest up to 100% of the portfolio's assets in cash or short-term debt instruments. This may result in the portfolio not achieving its investment objective during the time while it is in this temporary defensive posture.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets (including securities of issuers quoted in foreign currencies), or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective, which are explained in the SAI.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                            MARGR- 1 Marsico Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                         -8.02%
2001                                                        -14.09%
2002                                                        -25.98%

(1) Prior to November 1, 2002, Goldman Sachs Asset Management served as sub-adviser to this portfolio.

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   20.14%  Quarter  12/31/99
Lowest:   (16.26)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                              SINCE
                                            INCEPTION
                                 1 YEAR   (MAY 3, 1999)
                                 ------   -------------
Marsico Growth                   (25.98)%     (9.73)%
S&P 500 Composite Stock Index    (22.09)%     (9.51)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.26%      0.26%
                                             ---------------
TOTAL                                       1.06%      1.31%
Expense reduction(b)                        0.06%      0.06%
                                             ---------------
NET OPERATING EXPENSES                      1.00%      1.25%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATSF
                            MARGR- 2 Marsico Growth
figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $331      $579      $1,289
Service Class                    $127     $409      $712      $1,574
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Banc of America Capital Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80% of the first $250 million;
0.75% of the next $250 million;
0.70% of the next $500 million;
and 0.60% over $1 billion.

PORTFOLIO MANAGERS:

JAMES A. HILLARY, portfolio manager and senior analyst with Marsico Capital Management, LLC, is primarily responsible for the day-to-day management of the portfolio. Mr. Hillary, who works closely with Thomas F. Marsico in implementing the firm's investment approach, has been with Marsico since its founding in 1997. Before joining Marsico, Mr. Hillary was a principal with W.H. Reaves, a New Jersey-based money management firm and was also previously employed by Price Waterhouse.

THOMAS F. MARSICO sets the investment strategy. Mr. Marsico has over twenty years experience in money management, including eleven years at the Janus Funds, where he served as the portfolio manager of the Janus Twenty Fund from 1988 to 1997, and the Janus Growth and Income Fund from 1991 to 1997. Mr. Marsico's background in rigorous research and analysis prompted him to develop the firm's disciplined research and investment approach, and to recruit and train highly focused analytical staff.

Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico was founded by Thomas F. Marsico, who remains the firm's Chairman and CEO. Marsico provides investment advisory services to mutual funds and other institutions and handles separately managed accounts for individuals, corporations, charities and retirement plans.

                                      ATSF
                            MARGR- 3 Marsico Growth

[QUESTION MARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date,asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown with and without the deductions of any applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                               AVERAGE ANNUAL TOTAL RETURN
                                                                    (WITH SALES LOADS)
                                                     ------------------------------------------------
                                          INCEPTION  TOTAL                             10 YEARS
ATSF PORTFOLIO  SIMILAR SUB-ADVISER FUND    DATE     ASSETS   1 YEAR   5 YEARS   (OR SINCE INCEPTION)
--------------  ------------------------  ---------  ------   ------   -------   --------------------
Marsico Growth  Marsico Growth            12/31/97   $620M    (16.79)%  4.17%            4.17%

                                      ATSF
                            MARGR- 4 Marsico Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                2002       2001       2000      1999*
                                                              --------    -------    -------    ------
Net asset value, beginning of year                            $   9.09    $ 10.67    $ 11.75    $10.00
                                                              --------    -------    -------    ------
  Income from operations:
    Net investment income (loss)                                  0.00       0.02       0.02      0.01
    Net realized and unrealized gain (loss) on investments       (2.36)     (1.52)     (0.95)     1.74
                                                              --------    -------    -------    ------
      Net income (loss) from operations                          (2.36)     (1.50)     (0.93)     1.75
                                                              --------    -------    -------    ------
  Distributions:
    Dividends from net investment income                         (0.01)     (0.07)     (0.10)     0.00
    Distributions from net realized gains on investments          0.00      (0.01)     (0.05)     0.00
                                                              --------    -------    -------    ------
      Total distributions                                        (0.01)     (0.08)     (0.15)     0.00
                                                              --------    -------    -------    ------
Net asset value, end of year                                  $   6.72    $  9.09    $ 10.67    $11.75
                                                              ========    =======    =======    ======
Total return                                                    (25.98)%   (14.09)%    (8.02)%   17.50%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $102,574    $45,382    $20,185    $8,204
    Ratio of total expenses to net assets                         1.06%      1.21%      1.37%     2.68%
    Ratio of net expenses to average net assets                   1.00%      1.00%      1.00%     1.00%
    Ratio of net investment income (loss) to average net
      assets                                                     (0.03)%     0.16%      0.15%     0.12%
    Portfolio turnover rate                                     102.88%     17.38%     36.51%    40.46%

* Portfolio commenced operations on May 3, 1999.

Prior to November 1, 2002, Goldman Sachs Asset Management served as sub-adviser to this portfolio.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                            MARGR- 5 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and are willing to assume the risks of investing in junk bonds

[MFS High Yield LOGO]    MFS High Yield
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of high current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds", are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long- and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed income securities including:

 - zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - mortgage-backed securities

 - asset-backed securities

 - collateralized mortgage obligations and multi-class pass-through securities

 - convertible securities

 - non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

 - participations in bank loans to corporate borrowers

 - U.S. government securities including U.S. Treasury obligations

 - Brady bonds

 - commercial paper and other short-term corporate obligations

 - Eurodollar obligations

 - variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 5% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed income investments for the portfolio, the sub-adviser considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the

                                      ATSF
                            MFSHY- 1 MFS High Yield
prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, The portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from U.S. markets.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                          5.82%
2000                                                         -5.18%
2001                                                          3.78%
2002                                                          2.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     6.21%  Quarter  12/31/01
Lowest:     (6.51)% Quarter  09/30/98

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                      SINCE INCEPTION
                             1 YEAR   (JUNE 1, 1998)
                             ------   ---------------
MFS High Yield                2.07%         0.65 %
Lehman Brothers High Yield
  Bond Index                 (1.41)%       (0.46)%

 * Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

                                      ATSF
                            MFSHY- 2 MFS High Yield

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.775%     0.775%
Rule 12b-1 fees                             N/A      0.250%
Other expenses                            0.135%     0.135%
                                           ----------------
TOTAL                                     0.910%     1.160%
Expense reduction(b)                        N/A        N/A
                                           ----------------
NET OPERATING EXPENSES                    0.910%     1.160%
-----------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.08%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.08%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: MFS(R) Investment Management

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.775%

PORTFOLIO MANAGER:

BERNARD SCOZZAFAVA, a Senior Vice President of MFS, is the portfolio manage for the portfolio. Mr. Scozzafava has been portfolio manager with MFS since 1989.

                                      ATSF
                            MFSHY- 3 MFS High Yield

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountant; whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                 YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------------------------
                                            2002          2001            2000           1999           1998*
                                         -----------   -----------     ----------     ----------     ------------
Net asset value, beginning of period      $   8.90       $  9.06        $ 10.09        $  9.69          $10.00
                                          --------       -------        -------        -------          ------
Income from operations:
  Net investment income (loss)                0.60          0.69           0.68           0.47            0.25
  Net realized and unrealized gain
    (loss) on investments                    (0.43)        (0.34)         (1.18)          0.09           (0.56)
                                          --------       -------        -------        -------          ------
    Net income (loss) from operations         0.17         (0.35)         (0.50)          0.56           (0.31)
                                          --------       -------        -------        -------          ------
Distributions:
  Dividends from net investment income       (0.24)        (0.51)         (0.53)         (0.16)           0.00
  Distributions from net realized gains
    on investments                            0.00          0.00           0.00           0.00            0.00
                                          --------       -------        -------        -------          ------
    Total distributions                      (0.24)        (0.51)         (0.53)         (0.16)           0.00
                                          --------       -------        -------        -------          ------
Net asset value, end of year              $   8.83       $  8.90        $  9.06        $ 10.09          $ 9.69
                                          ========       =======        =======        =======          ======
Total return                                  2.07%         3.78%         (5.18)%         5.82%          (3.10)%
Ratios and supplemental data:
  Net assets at end of year (in
    thousands)                            $256,371       $32,831        $21,733        $20,015          $9,819
  Ratio of total expenses to average
    net assets                                0.91%         1.12%          1.14%          1.27%           1.58%
  Ratio of net expenses to average net
    assets                                    0.91%         1.10%          1.13%          1.22%           1.30%
  Ratio of net investment income (loss)
    to average net assets                     6.85%         7.57%          7.87%          7.07%           6.43%
  Portfolio turnover rate                    38.22%           50%            57%            77%             26%

* Portfolio commenced operations June 1, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                            MFSHY- 4 MFS High Yield

(PBHG FUNDS LOGO)    PBHG Mid Cap Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pilgrim Baxter & Associates, Ltd. (Pilgrim Baxter), seeks to achieve the portfolio's objective by investing principally in:

 - Common Stocks

The portfolio invests primarily in companies that Pilgrim Baxter believes have strong business momentum, earnings growth and capital-appreciation potential. In seeking capital appreciation, Pilgrim Baxter normally invests at least 80% of the portfolio's total assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalization of the companies in the Russell Mid Cap(R) Growth Index at the time of investment.

Pilgrim Baxter expects to focus on those growth securities whose market capitalizations or annual revenues range between $500 million and $10 billion.

Pilgrim Baxter uses its own fundamental research and proprietary measures of growth and business momentum in managing this portfolio.

Pilgrim Baxter's decision to sell a stock depends on many factors. Generally speaking, Pilgrim Baxter considers selling a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

The portfolio invests principally in common stocks of medium-sized companies. While Pilgrim Baxter does not currently, it may, to a lesser extent, elect to invest in options and futures contracts for hedging and risk management, and may also invest in foreign securities, warrants and rights or in other securities and employ other investment strategies in pursuit of the portfolio's investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

SMALL-CAP AND GROWTH COMPANIES

Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Also, growth stocks can experience steep price declines if the company's earnings disappoint investors.

CONVERTIBLE SECURITIES

As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect

                                      ATSF
                         PBHGMCG- 1 PBHG Mid Cap Growth
charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                        -14.39%
2001                                                        -35.92%
2002                                                        -28.39%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   51.48%  Quarter  12/31/99
Lowest:   (37.25)% Quarter  03/31/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                              1 YEAR     (MAY 3, 1999)
                              -------   ---------------
PBHG Mid Cap Growth           (28.39)%        (9.31)%
Russell Midcap Growth Index   (27.41)%        (8.71)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.89%      0.89%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.16%      0.16%
                                             ---------------
TOTAL                                       1.05%      1.30%
Expense reduction(b)                        0.05%      0.05%
                                             ---------------
NET OPERATING EXPENSES                      1.00%      1.25%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $329      $575      $1,278
Service Class                    $127     $407      $708      $1,563
---------------------------------------------------------------------

                                      ATSF
                         PBHGMCG- 2 PBHG Mid Cap Growth

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pilgrim Baxter & Associates, Ltd.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:

0.90% of the first $100 million;

0.80% over $100 million

PORTFOLIO MANAGER:

GARY L. PILGRIM, CFA has served as portfolio manager of the portfolio since March 2001. Mr. Pilgrim is the President of Pilgrim Baxter. He has over 30 years of investment experience.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------
                                                               2002        2001        2000       1999*
                                                             --------    --------    --------    -------
Net asset value, beginning of year                           $   9.65    $  15.06    $  17.75    $ 10.00
                                                             --------    --------    --------    -------
  Income from operations:
    Net investment income (loss)                                (0.06)      (0.05)      (0.03)     (0.03)
    Net realized and unrealized gain (loss) on investments      (2.68)      (5.36)      (2.46)      7.83
                                                             --------    --------    --------    -------
      Net income (loss) from operations                         (2.74)      (5.41)      (2.49)      7.80
                                                             --------    --------    --------    -------
  Distributions:
    Dividends from net investment income                         0.00        0.00       (0.20)     (0.05)
    Distributions from net realized gains on investments         0.00        0.00        0.00       0.00
                                                             --------    --------    --------    -------
      Total distributions                                        0.00        0.00       (0.20)     (0.05)
                                                             --------    --------    --------    -------
Net asset value, end of year                                 $   6.91    $   9.65    $  15.06    $ 17.75
                                                             ========    ========    ========    =======
Total return                                                   (28.39)%    (35.92)%    (14.39)%    78.00%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                 $102,815    $139,293    $217,307    $37,201
    Ratio of total expenses to average net assets                1.05%       1.08 %      0.92 %     1.40 %
    Ratio of net expenses to average net assets                  1.00%       1.00 %      0.92%      1.00%
    Ratio of net investment income (loss) to average net
      assets                                                    (0.78)%     (0.47)%     (0.14)%    (0.30)%
    Portfolio turnover rate                                    174.58%     177.19 %    132.70%    155.71%

* Portfolio commenced operations on May 3, 1999.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                         PBHGMCG- 3 PBHG Mid Cap Growth

---------------------
This portfolio may be appropriate for the investor who seeks long term growth of capital and can tolerate fluctuations in stock investing.

(PBHG FUNDS LOGO)  PBHG/NWQ Value Select                              (NWQ LOGO)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to achieve maximum, consistent total return with minimum risk to principal.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio uses a multi-manager approach, relying upon two sub-advisers with differing investment philosophies to manage segments of the portfolio's assets under the general supervision of the Fund's investment adviser.

The portfolio's sub-advisers, Pilgrim Baxter & Associates, Ltd. (Pilgrim Baxter) and NWQ Investment Management Company, LLC (NWQ), seek to achieve its objective by investing principally in:

 - Common stocks

The portfolio consists primarily of mid-capitalization to large capitalization companies, with market capitalizations at the time of investment in excess of $1.5 billion.

To a lesser extent, the co-sub-advisers may invest portfolio assets in:

 - Money market and short-term instruments (Treasury Bills)

 - REITs

 - Convertible Equities

 - ADRs and exchange-listed foreign stocks

PILGRIM BAXTER

Pilgrim Baxter employs an opportunistic value style, using both quantitative and fundamental techniques.

Pilgrim Baxter first creates a large universe of stocks with share prices considered lower than their perceived current or future worth. Then, using its own computer models and measures of value, Pilgrim Baxter creates a sub-universe of statistically attractive value companies. Pilgrim Baxter considers factors like a company's earning power versus its current stock price, its dividend income potential, its price-to-earnings ratio versus similar companies, its competitive advantages like brand or trade name or market niche, its management team and its current and future business prospects. Using its own fundamental research and a "bottom-up" discipline, Pilgrim Baxter identifies those companies which are currently out of market favor but have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value. A security may be sold when it becomes overvalued relative to the market, shows deteriorating fundamentals, falls short of Pilgrim Baxter's expectations, or for other reasons.

NWQ

NWQ employs a more traditional, intrinsic value-oriented approach to investing, utilizing a "bottom-up" discipline and NWQ invests in undervalued companies which possess perceived catalysts to unlock value or increase profitability.

NWQ's research team performs extensive bottom-up research on companies focusing on qualitative factors such as restructuring, management strength, shareholder orientation and the ability to capitalize on improving industry fundamentals. In addition, a broad range of quantitative valuation screens are applied-price-to-cash flow, price-to-book, price-to-earnings and quality of earnings. The portfolios are diversified across companies representing strong risk/return characteristics.

NWQ considers the following when making a security selection:

 - Valuation: Earnings/cash flow, margins, quality of earnings

 - Qualitative: Management, competitive position, strategy

 - Catalysts: Change in fundamentals, industry consolidation, hidden assets

THE MULTI-MANAGER APPROACH

The multi-manager approach seeks to take advantage of the best investment ideas of two sub-advisers. Each of the sub-advisers manages a portion of the portfolio's assets, and is generally expected to select a relatively small number of securities (approximately 20 per sub-adviser) for its segment of the portfolio's assets. Such a focused security selection process requires each sub-adviser to select only the investment ideas that have, in its view, the greatest return potential.

The investment adviser may allocate assets from time to time between the segments of the portfolio managed by Pilgrim Baxter and NWQ, respectively, as sub-advisers. The adviser anticipates allocation of portfolio cash flows equally between sub-advisers, however, varying allocations may be made in light of considerations which could include appreciation and depreciation, concentration, diversification, performance, portfolio cash flows, tax implications, investment style and other considerations.

                                      ATSF
                        PBHGNWQ- 1 PBHG/NWQ Value Select

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

DEPOSITARY RECEIPTS

These investments are subject to market risk and foreign investment risk.

VALUE INVESTING RISK

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value securities can decline in price and may never reach their perceived value.

MULTI-MANAGER RISK

The PBHG/NWQ Value Select portfolio employs two sub-advisers rather than one, each managing one segment of the portfolio's assets using its own investment methodology to seek to generate positive investment returns. As a result, there is a risk that the combined performance of the portfolio's sub-advisers will lag that of funds that employ a single strategy or style. It is the adviser's intention to generally refrain from reallocating assets between sub-advisers. Therefore, it is possible that a greater portion of the portfolio's assets may be allocated to the sub-adviser with lower performance during any given period of time.

Because each sub-adviser manages its portion of the portfolio independently from the other, the same security may be held in both segments of the portfolio. Or, a given security may be acquired for one segment of the portfolio at a time when the other sub-adviser would choose to or decides to dispose of the security from the other segment. The portfolio may be more concentrated in certain issuers, industries or sectors than would otherwise be the case. Similarly, one sub-adviser may agree or disagree with the other regarding whether or not to remain fully invested in equities or to implement a temporary, defensive position in short-term instruments or cash. Furthermore, because each sub-adviser trades securities for its segment independently without aggregating transactions with the other sub-adviser, the portfolio may incur higher brokerage or transaction costs than would be the case if a single sub-adviser were managing the entire portfolio.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!


[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance year to year. The performance calculations do not reflect charges or deductions under the policies or annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1997                                                         25.04%
1998                                                         -4.78%
1999                                                          7.95%
2000                                                         15.19%
2001                                                         -1.81%
2002                                                        -14.21%

                                      ATSF
                        PBHGNWQ- 2 PBHG/NWQ Value Select

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.23%  Quarter  06/30/99
Lowest:   (20.67)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                          SINCE INCEPTION
                       1 YEAR   5 YEARS    (MAY 1, 1996)
                       ------   -------   ---------------
PBHG/NWQ Value Select  (14.21)%  (0.05)%       5.31%
S&P 500 Composite
  Stock Index          (22.09)%  (0.58)%       6.15%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                             ---------------
TOTAL                                       0.89%      1.14%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 91     $284      $493      $1,096
Service Class                    $116     $362      $628      $1,386
---------------------------------------------------------------------

[BRIEFCASE ICON]

MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISERS: Pilgrim Baxter & Associates, Ltd. and NWQ Investment Management Company, LLC.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

PORTFOLIO MANAGERS:

NWQ

JON D. BOSSE, CFA, CHIEF INVESTMENT OFFICER OF NWQ, is a co-manager of the NWQ segment of the portfolio. Mr. Bosse joined NWQ in October 1996 as Director of Equity Research and Managing Director. Prior to joining NWQ, he served as Director of Equity Research and portfolio manager of ARCO Investment Management Company.

E.C. "TED" FRIEDEL, CFA, assists with management of this portfolio. He previously served as manager of NWQ Value Equity fund since inception. He has been a managing director and investment strategist with NWQ since 1983.

PILGRIM BAXTER

RAYMOND J. MCCAFFREY, CFA, has been the portfolio manager of the Pilgrim Baxter segment of this portfolio since its introduction on May 1, 2002. Mr. McCaffrey has been a portfolio manager and analyst at Pilgrim Baxter or its affiliates since 1997. His more than 14 years of investment experience include positions at Pitcairn Trust Company, Cypress Capital Management and Fidelity Bank.

                                      ATSF
                        PBHGNWQ- 3 PBHG/NWQ Value Select

[MONEY ICON]
FINANCIAL HIGHLIGHTS*
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------
                                                     2002*       2001       2000       1999       1998
                                                   ---------   --------   --------   --------   --------
Net asset value, beginning of year                 $  14.09    $  14.37   $  12.77   $  12.12   $  13.90
                                                   --------    --------   --------   --------   --------
  Income from operations:
    Net investment income (loss)                       0.18        0.15       0.15       0.10       0.12
    Net realized and unrealized gain (loss) on
      investments                                     (2.17)      (0.41)      1.78       0.85      (0.78)
                                                   --------    --------   --------   --------   --------
      Net income (loss) from operations               (1.99)      (0.26)      1.93       0.95      (0.66)
                                                   --------    --------   --------   --------   --------
  Distributions:
    Dividends from net investment income              (0.12)      (0.02)     (0.18)     (0.10)     (0.25)
    Distributions from net realized gains on
      investments                                     (0.35)      (0.00)     (0.15)     (0.20)     (0.87)
                                                   --------    --------   --------   --------   --------
      Total distributions                             (0.47)      (0.02)     (0.33)     (0.30)     (1.12)
                                                   --------    --------   --------   --------   --------
Net asset value, end of year                       $  11.63    $  14.09   $  14.37   $  12.77   $  12.12
                                                   ========    ========   ========   ========   ========
Total return                                         (14.21)%     (1.81)%    15.19%      7.95%     (4.78)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)       $242,152    $165,683   $144,818   $137,158   $157,157
    Ratio of expenses to average net assets            0.89%       0.94%      0.88%      0.90%      0.89%
    Ratio of net investment income (loss) to
      average net assets                               1.40%       1.07%      1.10%      0.77%      0.89%
    Portfolio turnover rate                          200.24%      31.41%     46.34%     34.19%     43.60%

* Prior to May 1, 2002, this portfolio was sub-advised solely by NWQ and was named NWQ Value Equity.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                        PBHGNWQ- 4 PBHG/NWQ Value Select

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

[PIMCO LOGO]    PIMCO Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-
or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                          PIMCO- 1 PIMCO Total Return

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------
Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class.
Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date. Past performance is not a prediction of future results.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.70%      0.70%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.08%      0.08%
                                    ---------------
TOTAL                              0.78%      1.03%
Expense reduction(b)                N/A        N/A
                                    ---------------
NET OPERATING EXPENSES             0.78%      1.03%
---------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pacific Investment Management Company LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.70%.

PORTFOLIO MANAGER:

The portfolio is managed by Pacific Investment Management Company LLC.

WILLIAM H. GROSS, CFA, Chief Investment Officer and founding partner of PIMCO is head of the investment team which manages the portfolio. He has over 30 years experience. Mr. Gross is one of the founders of PIMCO and serves as manager of other PIMCO funds.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
-----------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME

                                      ATSF
                          PIMCO- 2 PIMCO Total Return

THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown with and without the deductions of any applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                       AS OF DECEMBER 31, 2002
                                                                          (WITH SALES LOADS)
                                                            ----------------------------------------------
                                                 INCEPTION  TOTAL                           10 YEARS
ATSF PORTFOLIO      SIMILAR SUB-ADVISER FUND(1)    DATE     ASSETS   1 YEAR  5 YEARS  (OR SINCE INCEPTION)
--------------      ---------------------------  ---------  ------   ------  -------  --------------------
PIMCO Total Return      PIMCO Total Return        5/11/87   $7.0B    4.75%    6.67%          7.30%
                                                  Class A

                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                                      (WITHOUT SALES LOADS)
                                                          ----------------------------------------------
                                               INCEPTION  TOTAL                           10 YEARS
ATSF PORTFOLIO      SIMILAR SUB-ADVISER FUND     DATE     ASSETS   1 YEAR  5 YEARS  (OR SINCE INCEPTION)
--------------      -------------------------  ---------  ------   ------  -------  --------------------
PIMCO Total Return     PIMCO Total Return       5/11/87   $7.0B    9.69%    7.66%          7.80%
                                                Class A

(1) PIMCO Total Return has a 4.5% sales load on Class A Shares. It also offers other classes with different fees and expenses.

                                      ATSF
                          PIMCO- 3 PIMCO Total Return

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                               FOR THE YEAR ENDED
                                                                  DECEMBER 31,
                                                                     2002*
                                                               ------------------
Net asset value, at inception                                       $  10.00
                                                                    --------
  Income from operations:
    Net investment income (loss)                                        0.20
    Net realized and unrealized gain (loss) on investments              0.42
                                                                    --------
      Net income (loss) from operations                                 0.62
                                                                    --------
  Distributions:
    Dividends from net investment income                                0.00
    Distributions from net realized gains on investments                0.00
                                                                    --------
      Total distributions                                               0.00
                                                                    --------
Net asset value, end of year                                        $  10.62
                                                                    ========
Total return                                                            6.20%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                        $385,405
    Ratio of expenses to average net assets                             0.78%
    Ratio of net investment income (loss) to average net
     assets                                                             2.86%
    Portfolio turnover rate                                           301.95%

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses, and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                          PIMCO- 4 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON LOGO)    Salomon All Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve the portfolio's investment objective by investing principally in:

 - Common stocks

 - Convertible securities

To a lesser extent, the portfolio may invest in:

 - Cash and cash equivalents

This portfolio is non-diversified. The portfolio will primarily invest in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

In seeking capital appreciation, the portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small- to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. While SaBAM selects investments primarily for their capital appreciation potential, it may also consider a company's dividend-paying record and the potential for an improved dividend return. The portfolio may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

 - Low market valuations measured by SaBAM's valuation models.

 - Positive changes in earnings prospects because of factors, such as:

     New, improved or unique products and services

     New or rapidly expanding markets for the company's products

     New management

     Changes in the economic, financial, regulatory or political environment particularly affecting the company

     Effective research, product development and marketing

     A business strategy not yet recognized by the marketplace.
[STOPLITE ICON]

PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors

                                      ATSF
                             SAC- 1 Salomon All Cap
affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                        18.30%
2001                                                         2.09%
2002                                                       -24.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   13.19%  Quarter  12/31/99
Lowest:   (20.03)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                              1 YEAR     (MAY 3, 1999)
                              ------    ---------------
Salomon All Cap               (24.71)%        1.36%
Russell 3000 Index            (21.54)%       (8.58)%

* Initial Class shares; information in not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                             SAC- 2 Salomon All Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.83%      0.83%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                             ---------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
---------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Salomon Brothers Asset Management Inc

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% up to $100 million; 0.80% over $100 million.

PORTFOLIO MANAGERS:

JOHN B. GOODE is a co-portfolio manager of this portfolio. Mr. Goode has 33 years of investment experience, all with SaBAM and its affiliates.

PETER J. HABLE is co-portfolio manager of this portfolio. Mr. Hable has 18 years of industry experience, all with SaBAM and its affiliates.

                                      ATSF
                             SAC- 3 Salomon All Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------
                                                                2002        2001       2000       1999*
                                                              --------    --------    -------    -------
Net asset value, beginning of year                            $  13.06    $  12.99    $ 11.18    $ 10.00
                                                              --------    --------    -------    -------
  Income from operations:
    Net investment income (loss)                                  0.06        0.19       0.14       0.08
    Net realized and unrealized gain (loss) on investments       (3.28)       0.09       1.90       1.48
                                                              --------    --------    -------    -------
      Net income (loss) from operations                          (3.22)       0.28       2.04       1.56
                                                              --------    --------    -------    -------
  Distributions:
    Dividends from net investment income                         (0.10)      (0.20)     (0.20)     (0.38)
    Distributions from net realized gains on investments         (0.04)      (0.01)     (0.03)      0.00
                                                              --------    --------    -------    -------
      Total distributions                                        (0.14)      (0.21)     (0.23)     (0.38)
                                                              --------    --------    -------    -------
Net asset value, end of year                                  $   9.70    $  13.06    $ 12.99    $ 11.18
                                                              ========    ========    =======    =======
Total return                                                    (24.71)%      2.09%     18.30%     15.57%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $308,823    $287,881    $85,730    $ 6,686
    Ratio of total expenses to average net assets                 0.91%       1.00%      1.25%      2.87%
    Ratio of net expenses to average net assets                   0.91%       1.00%      1.00%      1.00%
    Ratio of net investment income (loss) to average net
      assets                                                      0.56%       1.43%      1.11%      1.09%
    Portfolio turnover rate                                     134.48%      83.12%    117.91%    216.29%

* Portfolio commenced operations on May 3, 1999.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                             SAC- 4 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:
 - an established operating history

 - above-average dividend yield relative to the S&P 500 Index

 - low price-to-earnings ratio relative to the S&P 500 Index

 - a sound balance sheet and other positive financial characteristics

 - low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in

                                      ATSF
                      TRPEI- 1 T. Rowe Price Equity Income
foreign currencies; withholding or other taxes; trading, settlement, custodial, and otheroperational risks; and the less stringentinvestor protection and disclosure standardsof some foreign markets. All of the factors canmake foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks.

STYLE RISK -- DIVIDEND - PAYING COMPANIES

The portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

VALUE STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing.

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2002)
[PERFORMANCE GRAPH]

1995                                                         30.50%
1996                                                         19.88%
1997                                                         28.27%
1998                                                          8.81%
1999                                                          3.47%
2000                                                         12.31%
2001                                                          2.17%
2002                                                        -12.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   13.35%  Quarter  06/30/99
Lowest:   (17.23)% Quarter  09/30/02

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

                                      ATSF
                      TRPEI- 2 T. Rowe Price Equity Income

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (JANUARY 3, 1995)
                       ------   -------   -----------------
T. Rowe Price Equity
  Income               (12.81)%   2.41%         10.74%
S&P 500 Composite
  Stock Index          (22.09)%  (0.58)%        10.29%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)
% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL   SERVICE
---------------------------------------------------
Management fees                     0.75%     0.75%
Rule 12b-1 fees                      N/A      0.25%
Other expenses                      0.05%     0.05%
                                     --------------
TOTAL                               0.80%     1.05%
Expense reduction(b)                 N/A       N/A
                                     --------------
NET OPERATING EXPENSES              0.80%     1.05%
---------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.88%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe in 1982 and has been managing investments since 1983. Mr. Rogers has managed the T. Rowe Price Equity Income Fund since 1993.

                                      ATSF
                      TRPEI- 3 T. Rowe Price Equity Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001         2000         1999         1998
       T. ROWE PRICE EQUITY INCOME          --------     --------     --------     --------     --------
Net asset value, beginning of year          $  18.09     $  19.52     $  19.50     $  20.04     $  19.34
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.28         0.24         0.39         0.38         0.35
  Net realized and unrealized gain (loss)
    on investments                             (2.58)        0.24         1.78         0.42         1.33
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (2.30)        0.48         2.17         0.80         1.68
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.18)       (0.35)       (0.39)       (0.40)       (0.28)
  Distributions from net realized gains on
    investments                                (0.32)       (1.56)       (1.76)       (0.94)       (0.70)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.50)       (1.91)       (2.15)       (1.34)       (0.98)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $  15.29     $  18.09     $  19.52     $  19.50     $  20.04
                                            ========     ========     ========     ========     ========
Total return                                  (12.81)%       2.17%       12.31%        3.47%        8.81%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $520,204     $289,420     $257,343     $264,718     $262,328
  Ratio of total expenses to average net
    assets                                      0.85%        0.90%        0.90%        0.88%        0.85%
  Ratio of net expenses to average net
    assets                                      0.85%        0.90%        0.90%        0.87%        0.85%
  Ratio of net investment income (loss) to
    average net assets                          1.72%        1.48%        1.98%        1.89%        2.18%
  Portfolio turnover rate                      12.24%          19%          38%          35%          20%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                      TRPEI- 4 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    T. Rowe Price Growth Stock
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe
Price) seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks. The portfolio concentrates its investments in growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                      TRPGS- 1 T. Rowe Price Growth Stock

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.

GROWTH STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                         37.20%
1996                                                         20.77%
1997                                                         28.57%
1998                                                         28.67%
1999                                                         22.19%
2000                                                         -0.51%
2001                                                        -10.04%
2002                                                        -22.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      23.37%  Quarter  12/31/98
Lowest:      (15.04)% Quarter  06/30/02

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

                                      ATSF
                      TRPGS- 2 T. Rowe Price Growth Stock

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                              SINCE INCEPTION
                        1 YEAR     5 YEARS   (JANUARY 5, 1995)
                       ---------   -------   -----------------
T. Rowe Price Growth
  Stock                   (22.81)%  1.67%           11.06%
S&P 500 Composite
  Stock Index             (22.09)% (0.58)%          10.29%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                             ---------------
TOTAL                                       0.87%      1.12%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.89%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGER:

ROBERT W. SMITH, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst.

                                      ATSF
                      TRPGS- 3 T. Rowe Price Growth Stock

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                             YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------
                                            2002         2001          2000          1999         1998
                                          --------     --------     ----------     --------     --------
Net asset value, beginning of year        $  19.56     $  25.62     $    28.73     $  25.60     $  20.78
                                          --------     --------     ----------     --------     --------
Income from operations:
  Net investment income (loss)                0.02         0.02           0.00         0.03         0.06
  Net realized and unrealized gain
    (loss) on investments                    (4.48)       (2.37)         (0.15)        5.28         5.76
                                          --------     --------     ----------     --------     --------
    Net income (loss) from operations        (4.46)       (2.35)         (0.15)        5.31         5.82
                                          --------     --------     ----------     --------     --------
Distributions:
  Dividends from net investment income       (0.01)        0.00          (0.03)       (0.07)       (0.05)
  Distributions from net realized gains
    on investments                            0.00        (3.71)         (2.93)       (2.11)       (0.95)
                                          --------     --------     ----------     --------     --------
    Total distributions                      (0.01)       (3.71)         (2.96)       (2.18)       (1.00)
                                          --------     --------     ----------     --------     --------
Net asset value, end of year              $  15.09     $  19.56     $    25.62     $  28.73     $  25.60
                                          ========     ========     ==========     ========     ========
Total return                                (22.81)%     (10.04)%        (0.51)%      22.19%       28.67%
Ratios and supplemental data:
  Net assets at end of year (in
    thousands)                            $222,912     $229,751     $  269,983     $257,879     $194,301
  Ratio of total expenses to average net
    assets                                    0.92%        0.93%          0.91%        0.88%        0.87%
  Ratio of net expenses to average net
    assets                                    0.87%        0.91%          0.90%        0.87%        0.87%
  Ratio of net investment income (loss)
    to average net assets                     0.12%        0.11%          0.01%        0.21%        0.43%
  Portfolio turnover rate                    48.44%          67%            80%          66%          58%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                      TRPGS- 4 T. Rowe Price Growth Stock

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "topdown" approach, he looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------
The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe
Price), seeks to achieve the portfolio's objective by investing principally in common stocks of small-cap growth companies.
This portfolio will invest, under normal circumstances, at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or smaller than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500), which was approximately $3.025 billion and below as of December 31, 2002, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. The S&P 500 measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)
To help manage cash flows efficiently, T. Rowe Price may also buy and sell stock index futures. The portfolio intends to be invested in a large number of holdings. T. Rowe Price believes this diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "topdown" manner so that the portfolio's investment portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/ book value ratios, for example) and projected earnings growth.

While the portfolio invests principally in U.S. common stocks, and, to a lesser extent in foreign stocks, and stock index futures and options, it may also purchase other securities, in keeping with its objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK
The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.
Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

INVESTING AGGRESSIVELY
- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
- Rights, options and futures contracts may not be exercised and may expire worthless.
- Warrants and rights may be less liquid than stocks.
- Use of futures and other derivatives may make the portfolio more volatile.

SMALL-CAP AND GROWTH COMPANIES
Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price. Such companies usually do not pay significant

                                      ATSF
                        TRPSC- 1 T. Rowe Price Small Cap
dividends that could cushion returns in a falling market.

Also, growth stocks can experience steep price declines if the company's earnings disappoint investors. Since many of the Aggressive Equity Portfolios will typically be fully invested in this market sector, investors are fully exposed to its volatility.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

FUTURES & OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                             -8.45%
2001                                                             -9.71%
2002                                                            -27.35%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   26.70%   Quarter  12/31/99
Lowest:   (25.15)%  Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                            1 YEAR       (MAY 3, 1999)
                            -------     ---------------
T. Rowe Price Small Cap     (27.35)%          (4.91)%
Russell 2000 Index          (20.48)%          (1.96)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

                                      ATSF
                        TRPSC- 2 T. Rowe Price Small Cap

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.21%      0.21%
                                    ---------------
TOTAL                              0.96%      1.21%
Expense reduction(b)                N/A        N/A
                                    ---------------
NET OPERATING EXPENSES             0.96%      1.21%
---------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 98     $306      $531      $1,178
Service Class                    $123     $384      $665      $1,466
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.75%

PORTFOLIO MANAGERS:

PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages this portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000. He joined T. Rowe Price in 1996 and has been a member of the investment team since the portfolio's inception. Prior to joining
T. Rowe Price, Mr. Wojcik was a senior programmer/analyst at Fidelity
Investments.

                                      ATSF
                        TRPSC- 3 T. Rowe Price Small Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------
                                                           2002         2001         2000         1999*
                                                         --------      -------      -------      -------
Net asset value, beginning of year                       $  10.97      $ 12.15      $ 13.41      $ 10.00
                                                         --------      -------      -------      -------
  Income from operations:
    Net investment income (loss)                            (0.07)       (0.08)       (0.08)       (0.03)
    Net realized and unrealized gain (loss) on
      investments                                           (2.93)       (1.10)       (1.04)        3.87
                                                         --------      -------      -------      -------
      Net income (loss) from operations                     (3.00)       (1.18)       (1.12)        3.84
                                                         --------      -------      -------      -------
  Distributions:
    Dividends from net investment income                     0.00         0.00        (0.14)       (0.43)
    Distributions from net realized gains on
      investments                                            0.00         0.00         0.00         0.00
                                                         --------      -------      -------      -------
      Total distributions                                    0.00         0.00        (0.14)       (0.43)
                                                         --------      -------      -------      -------
Net asset value, end of year                             $   7.97      $ 10.97      $ 12.15      $ 13.41
                                                         ========      =======      =======      =======
Total return                                               (27.35)%      (9.71)%      (8.45)%      38.49%
Ratios and supplemental data:
    Net assets at end of year (in thousands)             $115,309      $58,099      $30,024      $ 9,824
    Ratios of total expenses to average net assets           0.96%        1.05%        1.14%        2.46%
    Ratio of net expenses to average net assets              0.96%        1.00%        1.00%        1.00%
    Ratio of net investment income (loss) to average
      net assets                                            (0.75)%      (0.73)%      (0.57)%      (0.44)%
    Portfolio turnover rate                                 38.91%       42.09%       64.53%      159.02%

* Portfolio commenced operations on May 3, 1999.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                        TRPSC- 4 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principle value caused by changes in interest rates.

(TRANSAMERICA LOGO)    Transamerica Convertible Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may lend the portfolio's securities to broker-dealers or other financial institutions to earn income for the portfolio.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis,

                                      ATSF
                   TCS- 1 Transamerica Convertible Securities and thus may not depreciate to the same extent as the underlying stock.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio commenced operations in May 2002, no historical performance information is presented here. Performance information will be presented for the portfolio after it has been in operation for one complete calendar year. The portfolio offers two share classes, an Initial Class and a Service Class.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.28%      0.28%
                                             ---------------
TOTAL                                       1.08%      1.33%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      1.08%      1.33%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.30%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.30%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $110     $343      $595      $1,317
Service Class                    $135     $421      $729      $1,601
---------------------------------------------------------------------

                                      ATSF
                   TCS- 2 Transamerica Convertible Securities

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80% of the first $500 million and 0.70% of assets over $500 million.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: KIRK J. KIM, CFA. Mr. Kim is Vice President and Portfolio Manager at Transamerica Investment Management, LLC.

Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining Transamerica, he worked as a Securities analyst for Franklin Templeton Group. He joined Transamerica in 1997 and has seven years of investment experience. Mr. Kim holds a B.S. in finance from the University of Southern California.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $ 10.00
                                                                   -------
  Income from operations:
    Net investment income (loss)                                      0.17
    Net realized and unrealized gain (loss) on investments           (0.85)
                                                                   -------
      Net income (loss) from operations                              (0.68)
                                                                   -------
  Distributions:
    Dividends from net investment income                              0.00
    Distributions from net realized gains on investments              0.00
                                                                   -------
      Total distributions                                             0.00
                                                                   -------
Net asset value, end of year                                       $  9.32
                                                                   =======
Total return                                                         (6.80)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $82,148
    Ratio of total expenses to average net assets                     1.08%
    Ratio of net investment income (loss) to average net
     assets                                                           2.73%
    Portfolio turnover rate                                          72.16%

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expense and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                   TCS- 3 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                           TE- 1 Transamerica Equity

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                            22.20%
1994                                                             7.19%
1995                                                            52.84%
1996                                                            27.36%
1997                                                            46.50%
1998                                                            43.28%
1999                                                            37.79%
2000                                                            -9.69%
2001                                                           -17.63%
2002                                                           -22.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/99
Lowest:   (18.38)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                            1 YEAR   5 YEARS   10 YEARS
                            ------   -------   --------
Transamerica Equity         (22.24)%   2.69%    15.80%
S&P 500 Composite Stock
  Index                     (22.09)%  (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                             ---------------
TOTAL                                       0.82%      1.07%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $590      $1,306
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.75%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at

                                      ATSF
                           TE- 2 Transamerica Equity

Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
    ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
    --------------       ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Equity      Transamerica Premier       10/2/95     $111.2M    (24.43)%  (0.87)%          8.36%
                           Equity Fund(1)

(1) This fund does not have a sales load.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  17.67    $  21.78    $  26.61    $  19.36    $  14.75
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                   (0.04)      (0.07)      (0.14)      (0.09)      (0.01)
    Net realized and unrealized gain (loss) on
      investments                                  (3.89)      (3.77)      (2.23)       7.40        6.38
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (3.93)      (3.84)      (2.37)       7.31        6.37
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income            0.00        0.00        0.00        0.00        0.00
    Dividends from net realized gains on
      investments                                   0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
      Total distributions                           0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  13.74    $  17.67    $  21.78    $  26.61    $  19.36
                                                ========    ========    ========    ========    ========
Total return                                      (22.24)%    (17.63)%     (9.69)%     37.79%      43.28%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $370,216    $244,735    $254,920    $238,655    $107,892
    Ratio of total expenses to average net
      assets                                        0.82%       0.91%       0.86%       0.90%       0.96%
    Ratio of net expenses to average net
      assets                                        0.82%       0.85%       0.85%       0.85%       0.85%
    Ratio of net investment income (loss) to
      average net assets                           (0.24)%     (0.39)%     (0.60)%     (0.49)%     (0.32)%
    Portfolio turnover rate                        22.98%      51.23%      37.76%      28.79%      34.41%

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Ratio of net expenses to average net assets is net of the advisory fee waiver and fees paid indirectly.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

(TRANSAMERICA LOGO)    Transamerica Growth Opportunities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to meet the portfolio's investment objective by investing primarily in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - strong potential for steady growth

 - high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it is invested in these securities, the portfolio may not be able to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small and medium sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets,or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATSF
                    TGO- 1 Transamerica Growth Opportunities

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2002                  -14.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    8.14%  Quarter   3/31/02
Lowest:   (16.80)% Quarter   9/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                         SINCE INCEPTION
                                1 YEAR    (MAY 1, 2001)
                                ------   ---------------
Transamerica Growth
  Opportunities                 (14.31)%      (2.56)%
Russell 2000                    (20.48)%     (11.96)%
Russell 2500 Growth             (29.09)%     (20.27)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.27%      0.27%
                                             ---------------
TOTAL                                       1.12%      1.37%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      1.12%      1.37%
------------------------------------------------------------

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                    TGO- 2 Transamerica Growth Opportunities

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $114     $356      $617      $1,363
Service Class                    $139     $434      $750      $1,646
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

INVESTMENT ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85%

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO CO-MANAGER: CHRISTOPHER J. BONAVICO, CFA. Mr. Bonavico is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Bonavico is the Co-Manager of the Transamerica Premier Focus Fund and the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the aggressive growth and small/mid growth discipline. Prior to joining Transamerica, Mr. Bonavico worked as a research analyst for Salomon Brothers. He joined Transamerica in 1993 and has 14 years of investment experience. Mr. Bonavico received a B.S. in economics from the University of Delaware and is a Chartered Financial Analyst.

LEAD PORTFOLIO CO-MANAGER SINCE 2001: KENNETH F. BROAD, CFA. Mr. Broad is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Broad is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the small/mid growth discipline. Prior to joining Transamerica, Mr. Broad was Vice President and Portfolio Manager with Franklin Templeton Group. He joined Transamerica in 2000 and has eight years of investment experience. Mr. Broad holds an M.B.A. from the University of California at Los Angeles and received his B.S. in economics from Colgate University. He is a Chartered Financial Analyst.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be

                                      ATSF
                    TGO- 3 Transamerica Growth Opportunities greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
ATSF PORTFOLIO           SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
--------------           ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Growth      Transamerica Premier       6/30/97     $  84.5M   (18.50)%  10.45%          13.97%
  Opportunities            Growth Opportunities
                           Fund(1)

(1) This fund does not have a sales load.

                                      ATSF
                    TGO- 4 Transamerica Growth Opportunities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                 FOR THE YEAR
                                                              ENDED DECEMBER 31,
                                                              -------------------
                                                               2002        2001*
                                                              -------     -------
Net asset value, beginning of year                            $ 11.18     $10.00
                                                              -------     ------
  Income from operations:
    Net investment income (loss)                                (0.05)     (0.01)
    Net realized and unrealized gain (loss) on investments      (1.55)      1.19
                                                              -------     ------
      Net income (loss) from operations                         (1.60)      1.18
                                                              -------     ------
  Distributions:
    Dividends from net investment income                         0.00       0.00
    Dividends from net realized gains on investments             0.00       0.00
                                                              -------     ------
      Total distributions                                        0.00       0.00
                                                              -------     ------
Net asset value, end of year                                  $  9.58     $11.18
                                                              =======     ======
Total return                                                   (14.31)%    11.80%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $95,613     $5,581
    Ratio of total expenses to average net assets                1.12%      5.89%
    Ratio of net expenses to average net assets                  1.12%      1.20%
    Ratio of net investment income (loss) to average net
     assets                                                     (0.49)%    (0.47)%
    Portfolio turnover rate                                     13.50%      3.96%

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

 *  Portfolio commenced operations on May 2, 2001.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is net of the advisory fee waiver.

                                      ATSF
                    TGO- 5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA LOGO)  Transamerica Money Market
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - investing in securities which present minimal credit risk; and

 - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                      ATSF
                        TMM- 1 Transamerica Money Market

[GRAPH ICON]
PAST PERFORMANCE*
------------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                           2.45%
1994                                                           3.44%
1995                                                           5.40%
1996                                                           5.03%
1997                                                           5.24%
1998                                                           5.26%
1999                                                           4.63%
2000                                                           6.15%
2001                                                           4.01%
2002                                                           1.44%

Highest:  1.62%  Quarter  06/30/00
Lowest:   0.31%  Quarter  12/31/02

                                  7 DAY YIELD
                           (As of December 31, 2002)
                                     1.14%
(1) This portfolio had a different subadviser prior to May 1, 2002.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (For Calendar Year ended 12/31/02)

                              1 YEAR    5 YEARS    10 YEARS
                             --------   --------   ---------
Transamerica Money Market      1.44%      4.28%      4.30%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.
[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                              CLASS OF SHARES
                                             INITIAL    SERVICE
---------------------------------------------------------------
Management fees                                0.35%      0.35%
Rule 12b-1 fees                                 N/A       0.25%
Other expenses                                 0.06%      0.06%
                                                 --------------
TOTAL                                          0.41%      0.66%
Expense reduction(b)                            N/A        N/A
                                                 --------------
NET OPERATING EXPENSES                         0.41%      0.66%
---------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 0.70%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $42      $132      $230       $518
Service Class                    $67      $211      $368       $822
---------------------------------------------------------------------

                                      ATSF
                        TMM- 2 Transamerica Money Market

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: EDWARD S. HAN. Mr. Han is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Han is the Lead Portfolio Manager of the Transamerica Premier Cash Reserve Fund and the Transamerica Premier High Yield Bond Fund. He also manages sub-advised funds and institutional separate accounts in the fixed income discipline. He joined Transamerica in 1998 and has eight years of investment experience. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

PORTFOLIO MANAGER: ANDREW T. KIM, CFA. Mr. Kim is Fixed Income Research Analyst at Transamerica Investment Management, LLC. He joined Transamerica in 2001 and has five years of investment experience. Mr. Kim received a B.A. in finance from the University of Southern California and is a Chartered Financial Analyst.

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------
This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the able represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations             0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                ========    ========    ========    ========    ========
Total return                                        1.44%       4.01%       6.15%       4.63%       5.26%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $584,061    $467,311    $319,945    $429,811    $169,731
    Ratio of expenses to average net assets         0.41%       0.44%       0.44%       0.44%       0.46%
    Ratio of net investment income (loss) to
      average net assets                            1.42%       3.70%       5.97%       4.81%       5.24%

(1) Prior to May 1, 2002, this portfolio was sub-advised by J.P. Morgan.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                        TMM- 3 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities

(TRANSAMERICA LOGO)Transamerica U.S. Government Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its net assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - investment grade corporate bonds

 - short-term corporate debt securities

 - non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - high yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - high quality money-market securities

 - debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the Portfolio's total assets)

 - zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

                                      ATSF
                TUSGS- 1 Transamerica U.S. Government Securities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

MORTGAGE-BACKED SECURITIES

Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the portfolio to a lower rate of return when it reinvests the principal. Further, the portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the portfolio to lose a portion of its principal investment represented by the premium the portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the portfolio's shares to fluctuate more.

CREDIT RISK

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities. In the event of a failure of these securities to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

HIGH-YIELD DEBT SECURITY RISK

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                TUSGS- 2 Transamerica U.S. Government Securities

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                  15.64%
1996                                                                   1.81%
1997                                                                   9.15%
1998                                                                   7.38%
1999                                                                  -0.87%
2000                                                                  10.16%
2001                                                                   5.10%
2002                                                                   5.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.52%  Quarter  06/30/95
Lowest:   (2.63)% Quarter  03/31/96

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                                   SINCE
                                                 INCEPTION
                                                 (MAY 13,
                              1 YEAR   5 YEARS     1994)
                              ------   -------   ---------
Transamerica U.S. Government
  Securities                   5.81%    5.45%      6.11%
Lehman Brothers Aggregate
  Bond Index                  10.25%    7.55%      8.01%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.65%      0.65%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.71%      0.96%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.71%      0.96%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.73%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. Transamerica has been the portfolio's sub-adviser since May 1, 2002. Prior to that date, a different firm managed the portfolio and the performance prior to May 1, 2002 is attributable to that firm.

                                      ATSF
                TUSGS- 3 Transamerica U.S. Government Securities

   36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.73%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements. Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

SHARE CLASS                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $73      $227      $395      $  883
Service Class                    $98      $306      $531      $1,178
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.65%

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: PETER O. LOPEZ. Mr. Lopez is Vice President and Director of Research, Fixed Income at Transamerica Investment Management, LLC. He also manages institutional separate accounts in the fixed income discipline. Prior to joining Transamerica Investment Management, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Equities Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 10 years of experience in fixed income analysis and is a CFA Level III candidate.

                                      ATSF
                TUSGS- 4 Transamerica U.S. Government Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------
                                                 2002         2001        2000        1999        1998
                                               --------     --------     -------     -------     -------
Net asset value, beginning of year             $  11.89     $  11.88     $ 11.53     $ 12.32     $ 11.87
                                               --------     --------     -------     -------     -------
Income from operations:
  Net investment income (loss)                     0.42         0.36        0.74        0.62        0.40
  Net realized and unrealized gain (loss) on
    investments                                    0.26         0.23        0.36       (0.73)       0.46
                                               --------     --------     -------     -------     -------
    Net income (loss) from operations              0.68         0.59        1.10       (0.11)       0.86
                                               --------     --------     -------     -------     -------
Distributions:
  Dividends from net investment income            (0.25)       (0.58)      (0.75)      (0.46)      (0.41)
  Distributions from net realized gains on
    investments                                    0.00         0.00        0.00       (0.22)       0.00
                                               --------     --------     -------     -------     -------
    Total distributions                           (0.25)       (0.58)      (0.75)      (0.68)      (0.41)
                                               --------     --------     -------     -------     -------
Net asset value, end of year                   $  12.32     $  11.89     $ 11.88     $ 11.53     $ 12.32
                                               ========     ========     =======     =======     =======
Total return                                       5.81%        5.10%      10.16%      (0.87)%      7.38%
Ratios and supplemental data:
  Net assets at end of year (in thousands)     $284,569     $120,875     $75,182     $83,777     $82,889
  Ratio of total expenses to average net
    assets                                         0.71%        0.79%       0.76%       0.77%       0.73%
  Ratio of net expenses to average net assets      0.71%        0.75%       0.74%       0.73%       0.72%
  Ratio of net investment income (loss) to
    average net assets                             3.50%        4.64%       5.38%       5.52%       5.21%
  Portfolio turnover rate                        378.95%         760%      1,109%        596%        615%

(1) Effective May 1, 2002, this portfolio was named Transamerica U.S. Government Securities and Transamerica Investment Management, LLC became sub-adviser.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                TUSGS- 5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and are comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain countries, sectors or industries within the overall market.

(VAN KAMPEN LOGO) Van Kampen Active International Allocation
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term capital appreciation. The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

[CHESS PIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Morgan Stanley Investment Management Inc. (Van Kampen) seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) fundamental change; and (iii) market momentum/technicals.

Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia, & Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global and regional allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the Portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for a country, sector or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights certain international equity markets or industries where there are significant returns, and could lose value if the sub-adviser overweights certain international equity markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
              VKAIA- 1 Van Kampen Active International Allocation

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (a)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN

(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                18.48%
1994                                                                -5.67%
1995                                                                10.37%
1996                                                                15.23%
1997                                                                 2.54%
1998                                                                15.44%
1999                                                                32.35%
2000                                                               -18.26%
2001                                                               -22.96%
2002                                                               -16.97%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   23.26%  Quarter  12/31/99
Lowest:   (17.80)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                            1 YEAR   5 YEARS    10 YEARS
                            ------   --------   ---------
Van Kampen Active
  International Allocation  (16.97)%  (4.39)%      1.54%
Morgan Stanley Capital
  International -- Europe,
  Austrialasia & Far East
  Index (MSCI EAFE Index)   (15.66)%  (2.62)%     (4.30)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

(a) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002. Prior to that date, a different firm managed the portfolio and the performance prior to May 1, 2002 is attributable to that firm.

                                      ATSF
              VKAIA- 2 Van Kampen Active International Allocation

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.90%      0.90%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.27%      0.27%
                                      ---------------
TOTAL                                1.17%      1.42%
Expense reduction(b)                 0.18%      0.18%
                                      ---------------
NET OPERATING EXPENSES               0.99%      1.24%
-----------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.99%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.99%. Current or future fund operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the fund's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the fund. Such brokerage commissions will be used solely to offset fund expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $101     $354      $626      $1,404
Service Class                    $126     $432      $759      $1,686
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management Inc., does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen".

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90%

PORTFOLIO MANAGER: This portfolio is managed by Van Kampen's Active International Allocation team. Ann D. Thivierge, Managing Director, is a current member of the team.

                                      ATSF
              VKAIA- 3 Van Kampen Active International Allocation

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
--------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001         2000         1999         1998
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year          $   9.16     $  15.18     $  20.88     $  16.19     $  14.21
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.08         0.03         0.03         0.10         0.12
  Net realized and unrealized gain (loss)
    on investments                             (1.63)       (3.09)       (3.68)        5.02         2.08
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (1.55)       (3.06)       (3.65)        5.12         2.20
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.02)        0.00        (0.03)       (0.26)       (0.11)
  Distributions from net realized gains on
    investments                                 0.00        (2.96)       (2.02)       (0.17)       (0.11)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.02)       (2.96)       (2.05)       (0.43)       (0.22)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $   7.59     $   9.16     $  15.18     $  20.88     $  16.19
                                            ========     ========     ========     ========     ========
Total return                                  (16.97)%     (22.96)%     (18.26)%      32.35%       15.44%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $101,056     $123,986     $186,664     $228,655     $184,856
  Ratio of total expenses to average net
    assets                                      1.17%        1.09%        1.07%        1.00%        1.10%
  Ratio of net expenses to average net
    assets                                      1.17%        1.01%        0.98%        0.91%        0.98%
  Ratio of net investment income (loss) to
    average net assets                          1.01%        0.26%        0.15%        0.73%        0.76%
  Portfolio turnover rate                     118.46%          39%          63%          30%          21%

(1) Effective May 1, 2002, Van Kampen became the portfolio's investment adviser.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
              VKAIA- 4 Van Kampen Active International Allocation

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital with reduced market volatility through asset allocation
---------------------
Term to maturity is
the time until a fixed income security provides its final payment.

(VAN KAMPEN LOGO) Van Kampen Asset Allocation
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide high total return.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio is made up of three asset classes: equity, fixed-income and money market securities.

EQUITY -- The portfolio's sub-adviser, Van Kampen. Morgan Stanley Investment Management, Inc. (Van Kampen) seeks to maximize long-term capital appreciation by investing primarily in equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The portfolio invests primarily in companies with market capitalizations of $1 billion or more, Van Kampen emphasizes sector and individual security selection and may focus the portfolio's holdings within the limits permissible for a diversified fund. Van Kampen may utilize a combination of exchange traded funds, tracking "baskets," derivative instruments and active selection strategies in the implementation of the equity portion of the portfolio.

Van Kampen follows a flexible investment program in looking for companies with above-average capital appreciation potential. Van Kampen seeks to identify companies with consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. Van Kampen continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum.

Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. Van Kampen generally considers selling a portfolio holding when it determines the holding no longer satisfies its investment criteria.

FIXED INCOME -- The following instruments make up the fixed income portion of the portfolio:

 - U.S. government securities

 - collateralized mortgage obligations ("CMOs") that are issued or guaranteed by the U.S. government, its agencies or government-sponsored entities or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or entity

 - CMOs that are not guaranteed by the U.S. government, its agencies or government-sponsored entities

 - investment grade corporate and mortgage-backed bonds

 - short-term bonds and notes with remaining maturities of thirteen months or less.

 - mortgage-backed securities, including GNMA certificates, and mortgage-backed bonds

 - zero-coupon bonds

 - high-yield securities

Over 50% of the fixed income portion of the portfolio may be invested in mortgage securities. The portfolio may also use derivatives, such as interest rate futures and options.

The dollar-weighted average maturity of such investments will generally range from three to ten years and the securities will, at time of purchase, have ratings within the four highest rating categories established by a nationally recognized rating agency, or if not rated, be of comparable quality as determined by Van Kampen. Although there is no minimum or maximum maturity for any individual security in the fixed income portion of the portfolio, the portfolio's Van Kampen actively manages the interest rate risk of this portion within a range relative to the benchmark.

Van Kampen relies upon value measures to guide its decisions regarding sector and security selection for the fixed income portion of the portfolio, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. Van Kampen also measures various types of risk, focusing on the level of real interest rates, the shape of the yield curve, credit risk and prepayment risk. Van Kampen may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

CASH -- This portion of the portfolio is invested in high quality money market securities, including U.S. government securities.

                                      ATSF
                      VKAA- 1 Van Kampen Asset Allocation

Van Kampen determines the appropriate weighting of each asset class and adjusts it periodically. On average, the portfolio will have 65% of its assets in equities and 35% of its assets in fixed income and cash securities. However, depending on Van Kampen's assessment of market opportunities, these ratios may vary. In making adjustments to the asset allocation, Van Kampen uses its asset allocation strategy and integrates its view of the expected returns for each asset class and sector, and factors in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

MORTGAGE RISK

Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including collateralized mortgage obligations and other mortgage-related securities that the portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the portfolio to a lower rate of return when it reinvests the principal. Further, the portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the portfolio to lose a portion of its principal investment represented by the premium the portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the portfolio's shares to fluctuate more.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the

                                      ATSF
                      VKAA- 2 Van Kampen Asset Allocation
portfolio. Such third party may be unwilling or unable to honor its financial obligations.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                 16.79%
1994                                                                 -5.28%
1995                                                                 22.91%
1996                                                                 17.82%
1997                                                                 20.14%
1998                                                                 18.39%
1999                                                                 26.39%
2000                                                                 -5.93%
2001                                                                 -7.06%
2002                                                                -16.38%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.66%  Quarter  12/31/99
Lowest:   (12.44)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2001)

                            1 YEAR    5 YEARS   10 YEARS
                            -------   -------   --------
Van Kampen Asset
  Allocation                (16.38)%    1.81%      7.73%
S&P 500 Composite Stock
  Index                     (22.09)%   (0.58)%     9.34%
Lehman Brothers
  Intermediate U.S.
  Government/Credit Index     9.84%     7.49%      7.08%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's investment adviser since May 1, 1998. Prior to that date, a different firm managed the portfolio and performance prior to May 1, 1998 is attributable to that firm.

                                      ATSF
                      VKAA- 3 Van Kampen Asset Allocation

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                               CLASS OF SHARES
                              INITIAL    SERVICE
------------------------------------------------
Management fees                 0.75%      0.75%
Rule 12b-1 fees                  N/A       0.25%
Other expenses                  0.09%      0.09%
                                 ---------------
TOTAL                           0.84%      1.09%
Expense reduction(b)             N/A        N/A
                                 ---------------
NET OPERATING EXPENSES          0.84%      1.09%
------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.84%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management Inc, does business in certain instances (including in its role as Sub-adviser to the portfolio) under the name "Van Kampen."

ADVISORY FEE: As a percentage of the portfolio's average daily net asset 0.75%

PORTFOLIO MANAGER:

The portfolio is managed by Van Kampen's Asset Allocation team. Current members of the team include Francine J. Bovich, Managing Director, and Que Nguyen, Executive Director.

                                      ATSF
                      VKAA- 4 Van Kampen Asset Allocation

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001         2000         1999        1998*
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year          $  15.73     $  19.47     $  22.89     $  23.89     $  22.34
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.24         0.35         0.35         0.34         0.43
  Net realized and unrealized gain (loss)
    on investments                             (2.81)       (1.64)       (1.60)        4.80         3.50
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (2.57)       (1.29)       (1.25)        5.14         3.93
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.31)       (0.37)       (0.33)       (0.43)       (0.32)
  Distributions from net realized gains on
    investments                                 0.00        (2.08)       (1.84)       (5.71)       (2.06)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.31)       (2.45)       (2.17)       (6.14)       (2.38)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $  12.85     $  15.73     $  19.47     $  22.89     $  23.89
                                            ========     ========     ========     ========     ========
Total return                                  (16.38)%      (7.06)%      (5.93)%      26.39%       18.39%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $243,355     $291,091     $352,333     $414,926     $353,001
  Ratio of total expenses to average net
    assets                                      0.85%        0.92%        0.87%        0.87%        0.80%
  Ratio of net expenses to average net
    assets                                      0.84%        0.86%        0.85%        0.84%        0.78%
  Ratio of net investment income (loss) to
    average net assets                          1.73%        1.95%        1.50%        1.58%        1.97%
  Portfolio turnover rate                     251.29%         221%         158%         220%         262%

* Effective April 1, 1998, the name of the TCW Managed Asset Allocation Portfolio was changed to Endeavor Asset Allocation and Morgan Stanley Investment Management, Inc. became the Portfolio's investment adviser.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                      VKAA- 5 Van Kampen Asset Allocation

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management Inc. (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures.

Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]

1994                                                                     -7.36%
1995                                                                     46.79%
1996                                                                     18.88%
1997                                                                     21.45%
1998                                                                     37.33%
1999                                                                    105.16%
2000                                                                    -11.92%
2001                                                                    -33.23%
2002                                                                    -33.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter   12/31/99
Lowest:      (25.80)% Quarter   12/31/00

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                                 SINCE
                                               INCEPTION
                        1 YEAR    5 YEARS   (MARCH 1, 1993)
                        -------   -------   ---------------
Van Kampen Emerging
  Growth                (33.06)%   2.10%          10.69%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%          9.25%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                             ---------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80% of the first $750 million; 0.75% over $750 million up to $1 billion; 0.70% over $1 billion.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                            2002          2001          2000          1999         1998
                                         ----------    ----------    ----------    ----------    --------
Net asset value, beginning of year       $    19.44    $    29.66    $    46.01    $    26.92    $  20.37
                                         ----------    ----------    ----------    ----------    --------
  Income from operations:
    Net investment income (loss)              (0.04)         0.01         (0.13)        (0.15)      (0.08)
    Net realized and unrealized gain
      (loss) on investments                   (6.39)        (9.84)        (4.55)        26.83        7.56
                                         ----------    ----------    ----------    ----------    --------
      Net income (loss) from operations       (6.43)        (9.83)        (4.68)        26.68        7.48
                                         ----------    ----------    ----------    ----------    --------
  Distributions:
    Dividends from net investment
      income                                  (0.01)        (0.02)        (0.41)        (0.21)       0.00
    Distributions from net realized
      gains on investments                     0.00         (0.37)       (11.26)        (7.38)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
      Total distributions                     (0.01)        (0.39)       (11.67)        (7.59)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
Net asset value, end of year             $    13.00    $    19.44    $    29.66    $    46.01    $  26.92
                                         ==========    ==========    ==========    ==========    ========
Total return                                 (33.06)%      (33.23)%      (11.92)%      105.16%      37.33%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                         $  652,427    $1,077,677    $1,840,848    $1,916,025    $853,440
    Ratio of expenses to average net
      assets                                   0.88%         0.92%         0.85%         0.87%       0.89%
    Ratio of net investment income
      (loss) to average net assets            (0.27)%        0.06%        (0.26)%       (0.44)%     (0.36)%
    Portfolio turnover rate                  231.11%       178.14%       120.78%       117.72%      99.50%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

COSTS AND MARKET TIMING/FREQUENT TRANSFERS

Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                       TA Preferred Advantage Prospectus

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2003

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                               FGI-1    Federated Growth & Income
                                             MFSHY-1    MFS High Yield
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Conservative Portfolio
[BULLSEYE ICON]             (formerly, Conservative Asset Allocation)

OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 30% of assets in equities and 50% of assets in bonds, and 20% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

AFTA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                TOTAL OPERATING
     UNDERLYING PORTFOLIO:      EXPENSE RATIOS
     ---------------------      ---------------
American Century Income &
  Growth                               1.40%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Mid Cap                        1.00%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
T. Rowe Price Growth Stock             0.87%
T. Rowe Price Small Cap                0.96%
Third Avenue Value                     0.89%
Transamerica Convertible
  Securities                           1.08%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                             ---------------
TOTAL                                       0.19%      0.44%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $19      $ 61      $107       $243
Service Class                    $45      $141      $246       $555
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (0.97)
                                                                   --------
      Net income (loss) from operations                               (0.91)
                                                                   --------
  Distributions:
    Dividends from net income                                          0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   9.09
                                                                   ========
Total return                                                          (9.10)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $169,834
    Ratio of expenses to average net assets                            0.19 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.07 %
    Portfolio turnover rate                                           28.27 %

* Portfolio commenced operations on May 1, 2002

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Growth Portfolio
[BULLSEYE ICON]             (formerly, Aggressive Asset Allocation)

OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios based on the investment objective.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in short-term securities.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

ASSET ALLOCATION -- GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Dreyfus Small Cap Value                 0.88%
Federated Growth & Income               0.81%
Great Companies -- America(SM)          0.88%
Great Companies -- Technology(SM)       1.00%
Jennison Growth                         0.99%
PBHG/NWQ Value Select                   0.89%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
Third Avenue Value                      0.89%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%
Van Kampen Emerging Growth              0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolio in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratio of the Portfolio (calculated as a percentage of average net assets) is estimated to be: 1.18%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.11%      0.11%
                                             ---------------
TOTAL                                       0.21%      0.46%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.21%      0.46%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Classes are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $22      $ 68      $118       $268
Service Class                    $47      $148      $258       $579
---------------------------------------------------------------------

                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio.
[MONEY ICON]

FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.91)
                                                                   --------
      Net income (loss) from operations                               (1.83)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.17
                                                                   ========
Total return                                                         (18.30)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $156,176
    Ratio of expenses to average net assets                            0.21 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.43 %
    Portfolio turnover rate                                           19.99 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Moderate Portfolio
                            (formerly, Moderate Asset Allocation)

[BULLSEYE ICON]

OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities and 35% of assets in bonds, 15% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report).

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Clarion Real Estate Securities          0.98%
Dreyfus Mid Cap                         1.00%
GE U.S. Equity                          0.92%
Great Companies -- America(SM)          0.88%
Jennison Growth                         0.99%
MFS High Yield                          0.91%
PBHG/NWQ Value Select                   0.89%
PIMCO Total Return                      0.78%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
T. Rowe Price Growth Stock              0.87%
T. Rowe Price Small Cap                 0.96%
Third Avenue Value                      0.89%
Transamerica Convertible
  Securities                            1.08%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.08%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (1.25)
                                                                   --------
      Net income (loss) from operations                               (1.19)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.81
                                                                   ========
Total return                                                         (11.90)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $405,684
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.03 %
    Portfolio turnover rate                                           20.60 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[Aegon Transamerica Logo]  Asset Allocation -- Moderate Growth Portfolio
                           (formerly, Moderately Aggressive Asset Allocation)

[BULLSEYE ICON]

OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, and 30% of assets in bonds and cash, with approximately 20% being allocated to bonds and the remaining 10% to cash. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security torepay principal prior to a security's maturity cancause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                  TOTAL OPERATING
UNDERLYING PORTFOLIO              EXPENSE RATIOS
--------------------              ---------------
American Century Income & Growth       1.40%
American Century International         1.20%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Small Cap Value                0.88%
Federated Growth & Income              0.81%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Great
  Companies -- Technology(SM)          1.00%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PBHG/NWQ Value Select                  0.89%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
Third Avenue Value                     0.89%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%
Van Kampen Emerging Growth             0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be: 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio.

                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.56)
                                                                   --------
      Net income (loss) from operations                               (1.48)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.52
                                                                   ========
Total return                                                         (14.80)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $396,608
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.33 %
    Portfolio turnover rate                                           22.84 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world

[CAPITAL GUARDIAN LOGO]  Capital Guardian Global
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital and income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio intends to concentrate its investments in such issues, the portfolio may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.

Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than

                                      ATSF
                         CGG- 1 Capital Guardian Global
other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

EMERGING MARKET RISK

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 7, 2000 is attributable to that firm.

                                      ATSF
                         CGG- 2 Capital Guardian Global

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                      47.84%
2000                                                                     -15.42%
2001                                                                     -10.36%
2002                                                                     -19.52%
                            ------------------------

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter  12/31/99
Lowest:   (20.05)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                       SINCE INCEPTION
                             1 YEAR   (FEBRUARY 3, 1998)
                             ------   ------------------
Capital Guardian Global      (19.52)%       (0.79)%
Morgan Stanley Capital
  International World Index  (19.54)%      (19.83)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.05%      1.05%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.24%      0.24%
                                               --------------
TOTAL                                       1.29%      1.54%
Expense reduction(b)                         N/A        N/A
                                               --------------
NET OPERATING EXPENSES                      1.29%      1.54%
-------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.32%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $131     $409      $708      $1,556
Service Class                    $157     $486      $839      $1,834
---------------------------------------------------------------------

                                      ATSF
                         CGG- 3 Capital Guardian Global

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 1.05% of the first $150 million; 1.00% of assets over $150 million up to $300 million; 0.95% of assets over $300 million up to $500 million; and 0.925% on assets over $500 million.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVES is a Senior Vice President of Capital Guardian and a portfolio manager with research responsibilities for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

                                      ATSF
                         CGG- 4 Capital Guardian Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                               YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------
                                               2002          2001        2000*         1999        1998*
                                             ---------     --------     --------     --------     -------
Net asset value, beginning of year           $  10.57      $ 12.06      $ 15.77      $ 10.66      $ 10.00
                                             --------      -------      -------      -------      -------
    Net investment income (loss)                 0.01         0.00         0.02        (0.01)        0.07
    Net realized and unrealized gain (loss)
      on investments                            (2.07)       (1.22)       (2.37)        5.12         0.59
                                             --------      -------      -------      -------      -------
      Net income (loss) from operations         (2.06)       (1.22)       (2.35)        5.11         0.66
                                             --------      -------      -------      -------      -------
Distributions:
    Dividends from net investment income        (0.02)        0.00         0.00         0.00         0.00
    Distributions from net realized gains
      on investments                             0.00        (0.27)       (1.36)        0.00         0.00
                                             --------      -------      -------      -------      -------
      Total distributions                       (0.02)       (0.27)       (1.36)        0.00         0.00
                                             --------      -------      -------      -------      -------
Net asset value, end of year                 $   8.49      $ 10.57      $ 12.06      $ 15.77      $ 10.66
                                             ========      =======      =======      =======      =======
Total return                                   (19.52)%     (10.36)%     (15.42)%      47.84%        6.60%
Ratios and supplemental data:
  Net assets at, end of year (in thousands)  $120,447      $44,477      $50,351      $40,770      $24,865
  Ratio of total expenses to average net
    assets                                       1.29%        1.35%        1.30%        1.49%        1.55%
  Ratio of net expenses to average net
    assets                                       1.29%        1.34%        1.28%        1.48%        1.49%
  Ratio of net investment income (loss) to
    average net assets                           0.17%        0.03%        0.08%       (0.12)%       0.75%
  Portfolio turnover rate                       33.01%          45%         303%         157%         128%

* Effective October 9, 2000, the name of the Endeavor Select Portfolio was changed to Capital Guardian Global and Capital Guardian Trust Company became the Portfolio's investment adviser. The Portfolio commenced operations on February 3, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                         CGG- 5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations

[CAPITAL GUARDIAN LOGO]  Capital Guardian U.S. Equity

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents. The sub-adviser's judgment regarding the current investment outlook will determine the relative amounts to be invested in these different asset classes.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth

                                      ATSF
                     CGUSE- 1 Capital Guardian U.S. Equity
companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2001                                                                      -3.38%
2002                                                                     -23.80%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.07%  Quarter  12/31/01
Lowest:   (19.01)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2001)

                                      SINCE INCEPTION
                           1 YEAR    (OCTOBER 9, 2000)
                           ------    -----------------
Capital Guardian U.S.
  Equity                   (23.80)%       (12.47)%
S&P 500 Composite Stock
  Index                    (22.09)%       (17.81)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

                                      ATSF
                     CGUSE- 2 Capital Guardian U.S. Equity

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.13%      0.13%
                                             ---------------
TOTAL                                       0.98%      1.23%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.98%      1.23%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.06%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.06%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $100     $312      $542      $1,201
Service Class                    $125     $390      $676      $1,489
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% on assets over $300 million up to $500 million; and 0.775% on assets over $500 million.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                     CGUSE- 3 Capital Guardian U.S. Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                   YEAR ENDED DECEMBER 31,
                                                              ----------------------------------
                                                                2002          2001        2000*
                                                              ---------     --------     -------
Net asset value, beginning of year                            $   9.74      $ 10.10      $ 10.00
                                                              --------      -------      -------
  Net investment income (loss)                                    0.03         0.01         0.01
  Net realized and unrealized gain (loss) on investments         (2.35)       (0.35)        0.09
                                                              --------      -------      -------
    Net increase income from operations                          (2.32)       (0.34)        0.10
                                                              --------      -------      -------
Distributions:
  Dividends from net investment income                           (0.01)       (0.01)        0.00
  Distributions from net realized gains on investments           (0.02)       (0.01)        0.00
                                                              --------      -------      -------
    Total distributions                                          (0.03)       (0.02)        0.00
                                                              --------      -------      -------
Net asset value, end of year                                  $   7.39      $  9.74      $ 10.10
                                                              ========      =======      =======
Total return                                                    (23.80)%      (3.38)%       1.00%
Ratios and supplemental data:
  Net assets at end of year (in thousands)                    $116,484      $50,334      $33,507
  Ratio of total expenses to average net assets                   0.98%        1.09%        1.13%
  Ratio of net expenses to average net assets                     0.98%        1.08%        1.13%
  Ratio of net investment income (loss) to average net
    assets                                                        0.43%        0.19%        0.45%
  Portfolio turnover rate                                        22.69%          39%         108%

*  The Portfolio commenced operations on October 9, 2000.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                     CGUSE- 4 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American
Depositary Receipts ("ADRs") and other
U.S. registered foreign securities).

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they we purchased These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial,and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, Initial Class and Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future returns.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                       4.09%
1995                                                                      34.59%
1996                                                                      23.84%
1997                                                                      24.81%
1998                                                                       7.56%
1999                                                                      -3.06%
2000                                                                       5.57%
2001                                                                       6.64%
2002                                                                     -20.70%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   14.89%  Quarter  12/31/98
Lowest:   (21.13)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                        1 YEAR   5 YEARS   (MAY 27, 1993)
                        ------   -------   ---------------
Capital Guardian Value  (20.70)% (1.42)%         7.89%
Russell 1000 Value
  Index                 (15.52)%  1.16%         10.15%*

* From 5/31/93
* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.

PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

Karen A. Miller is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001        2000*         1999         1998
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year          $  17.35     $  17.58     $  19.99     $  21.68     $  20.70
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.18         0.16         0.15         0.18         0.22
  Net realized and unrealized gain (loss)
    on investments                             (3.75)        1.01         0.68        (0.72)        1.36
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (3.57)        1.17         0.83        (0.54)        1.58
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.11)       (0.14)       (0.19)       (0.24)       (0.22)
  Distributions from net realized gains on
    investments                                (0.52)       (1.26)       (3.05)       (0.91)       (0.38)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.63)       (1.40)       (3.24)       (1.15)       (0.60)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $  13.15     $  17.35     $  17.58     $  19.99     $  21.68
                                            ========     ========     ========     ========     ========
Total return                                  (20.70)%       6.64%        5.57%       (3.06)%       7.56%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $286,725     $217,637     $182,354     $209,653     $246,102
  Ratio of total expenses to average net
    assets                                      0.91%        0.95%        0.93%        0.95%        0.85%
  Ratio of net expenses to average net
    assets                                      0.91%        0.94%        0.91%        0.88%        0.84%
  Ratio of net investment income (loss) to
    average net assets                          1.23%        1.01%        0.77%        0.77%        1.10%
  Portfolio turnover rate                      39.43%          55%          85%          51%          19%

* Effective October 9, 2000, the name of the Endeavor Value Equity Portfolio was changed to Capital Guardian Value and Capital Guardian Trust Company became the Portfolio's investment adviser.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

[FEDERATED LOGO]    Federated Growth & Income

[BULLSEYE ICON]

OBJECTIVE
---------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Federated Investment Counseling (Federated), seeks to achieve the portfolio's objective by investing principally in:

 - Common and preferred stocks

 - Convertible securities

 - REITs

 - Fixed-income securities

 - Foreign securities

Federated seeks total return by investing primarily in common stocks that provide the opportunity for capital appreciation or high dividend income. Federated seeks capital appreciation by investing primarily in undervalued, overlooked common stocks. These securities are generally trading at low historical valuations relative to the market and to industry peers. To achieve high current income, Federated seeks to invest in securities that offer higher dividends than the overall market. Convertible stocks and bonds, real estate investment trusts and securities issued by utility companies are generally the types of securities that Federated may emphasize in order to enhance the portfolio's dividend income. Federated may also invest a portion of the portfolio's assets in securities of companies based outside the U.S. to diversify the portfolio's holdings and to gain exposure to the foreign market.

Federated attempts to invest in securities that have defensive characteristics, i.e., securities that appear to have a low volatility in share price relative to the overall equity market.
Federated also may emphasize investment in equity securities that provide high dividend income, which generally are less volatile stocks. Federated also may allocate a portion of the portfolio's assets in cash, options on securities and indices, or fixed-income securities, including non-investment grade fixed-income securities, when the markets appear to be overpriced.

In selecting securities for portfolio investment, Federated uses fundamental analysis, emphasizing the following: undervalued and overlooked companies that have the potential for positive changes; companies' financial strength, particularly the generation of "free" cash flow that exceeds capital spending and dividend requirements; companies' management skill and shareholder orientation; improving earnings; and equity securities of companies that demonstrate an ability to maintain their value when the board equity market is weak. To determine the timing or purchases and sales of portfolio securities, Federated considers technical stock price factors.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stocks.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

                                      ATSF
                        FGI- 1 Federated Growth & Income

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                      25.25%
1996                                                                      11.64%
1997                                                                      24.65%
1998                                                                       3.05%
1999                                                                      -4.45%
2000                                                                      29.16%
2001                                                                      15.70%
2002                                                                       0.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter  06/30/99
Lowest:   (7.99)% Quarter  03/31/99

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                             SINCE INCEPTION
                          1 YEAR   5 YEARS   (MARCH 1, 1994)
                          ------   -------   ---------------
Federated Growth &
  Income                   0.96%   8.24 %          10.78%
Russell MidCap Value
  Index                   (9.64)%  2.95 %          10.63%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                        FGI- 2 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.81%      1.06%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

Investment Adviser: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Federated Investment Counseling

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.75%

PORTFOLIO MANAGERS:

STEVEN J. LEHMAN, CFA and JOHN L. NICHOL CFA, serve as co-portfolio managers of this portfolio.

Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/ Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

                                      ATSF
                        FGI- 3 Federated Growth & Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations.) Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost)on an investment in the portfolio (assuming reinvestment of all distributions.) The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Funds financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------
                                                    2002        2001        2000       1999       1998
                                                  --------    --------    --------    -------    -------
Net asset value, beginning of year                $  15.28    $  13.43    $  10.91    $ 12.28    $ 12.56
                                                  --------    --------    --------    -------    -------
  Income from operations:
    Net investment income (loss)                      0.62        0.64        0.51       0.48       0.53
    Net realized and unrealized gain (loss) on
      investments                                    (0.48)       1.46        2.65      (1.00)     (0.16)
                                                  --------    --------    --------    -------    -------
      Net income (loss) from operations               0.14        2.10        3.16      (0.52)      0.37
                                                  --------    --------    --------    -------    -------
  Distributions:
    Dividends from net investment income             (0.35)      (0.25)      (0.63)     (0.75)     (0.55)
    Distributions from net realized gains on
      investments                                    (0.72)       0.00       (0.01)     (0.10)     (0.10)
                                                  --------    --------    --------    -------    -------
      Total distributions                            (1.07)      (0.25)      (0.64)     (0.85)     (0.65)
                                                  --------    --------    --------    -------    -------
Net asset value, end of year                      $  14.35    $  15.28    $  13.43    $ 10.91    $ 12.28
                                                  ========    ========    ========    =======    =======
Total return                                          0.96%      15.70%      29.16%     (4.45)%     3.05%
Ratios and supplemental data:
    Net assets at end of year (in thousands)      $389,120    $281,943    $122,886    $76,280    $87,616
    Ratio of expenses to average net assets           0.81%       0.86%       0.86%      0.89%      0.90%
    Ratio of net investment income (loss) to
      average net assets                              4.11%       4.39%       4.31%      4.01%      4.35%
    Portfolio turnover rate                         145.88%     117.05%     147.18%    117.14%     97.17%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                        FGI- 4 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and are willing to assume the risks of investing in junk bonds

[MFS HIGH YIELD LOGO]    MFS High Yield

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of high current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds", are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long- and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed income securities including:

 - zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - mortgage-backed securities

 - asset-backed securities

 - collateralized mortgage obligations and multi-class pass-through securities

 - convertible securities

 - non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

 - participations in bank loans to corporate borrowers

 - U.S. government securities including U.S. Treasury obligations

 - Brady bonds

 - commercial paper and other short-term corporate obligations

 - Eurodollar obligations

 - variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 5% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed income investments for the portfolio, the sub-adviser considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the

                                      ATSF
                            MFSHY- 1 MFS High Yield
prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, The portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from U.S. markets.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                       5.82%
2000                                                                      -5.18%
2001                                                                       3.78%
2002                                                                       2.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     6.21%  Quarter  12/31/01
Lowest:     (6.51)% Quarter  09/30/98

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                      SINCE INCEPTION
                             1 YEAR   (JUNE 1, 1998)
                             ------   ---------------
MFS High Yield                2.07%         0.65 %
Lehman Brothers High Yield
  Bond Index                 (1.41)%       (0.46)%

 * Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

                                      ATSF
                            MFSHY- 2 MFS High Yield

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.775%     0.775%
Rule 12b-1 fees                             N/A      0.250%
Other expenses                            0.135%     0.135%
                                           ----------------
TOTAL                                     0.910%     1.160%
Expense reduction(b)                        N/A        N/A
                                           ----------------
NET OPERATING EXPENSES                    0.910%     1.160%
-----------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.08%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.08%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: MFS(R) Investment Management

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.775%

PORTFOLIO MANAGER:

BERNARD SCOZZAFAVA, a Senior Vice President of MFS, is the portfolio manage for the portfolio. Mr. Scozzafava has been portfolio manager with MFS since 1989.

                                      ATSF
                            MFSHY- 3 MFS High Yield

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountant; whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                 YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------------------------
                                            2002          2001            2000           1999           1998*
                                         -----------   -----------     ----------     ----------     ------------
Net asset value, beginning of period      $   8.90       $  9.06        $ 10.09        $  9.69          $10.00
                                          --------       -------        -------        -------          ------
Income from operations:
  Net investment income (loss)                0.60          0.69           0.68           0.47            0.25
  Net realized and unrealized gain
    (loss) on investments                    (0.43)        (0.34)         (1.18)          0.09           (0.56)
                                          --------       -------        -------        -------          ------
    Net income (loss) from operations         0.17         (0.35)         (0.50)          0.56           (0.31)
                                          --------       -------        -------        -------          ------
Distributions:
  Dividends from net investment income       (0.24)        (0.51)         (0.53)         (0.16)           0.00
  Distributions from net realized gains
    on investments                            0.00          0.00           0.00           0.00            0.00
                                          --------       -------        -------        -------          ------
    Total distributions                      (0.24)        (0.51)         (0.53)         (0.16)           0.00
                                          --------       -------        -------        -------          ------
Net asset value, end of year              $   8.83       $  8.90        $  9.06        $ 10.09          $ 9.69
                                          ========       =======        =======        =======          ======
Total return                                  2.07%         3.78%         (5.18)%         5.82%          (3.10)%
Ratios and supplemental data:
  Net assets at end of year (in
    thousands)                            $256,371       $32,831        $21,733        $20,015          $9,819
  Ratio of total expenses to average
    net assets                                0.91%         1.12%          1.14%          1.27%           1.58%
  Ratio of net expenses to average net
    assets                                    0.91%         1.10%          1.13%          1.22%           1.30%
  Ratio of net investment income (loss)
    to average net assets                     6.85%         7.57%          7.87%          7.07%           6.43%
  Portfolio turnover rate                    38.22%           50%            57%            77%             26%

* Portfolio commenced operations June 1, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                            MFSHY- 4 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

[TRANSAMERICA LOGO]    Transamerica Equity

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                           TE- 1 Transamerica Equity

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             22.20%
1994                                                                              7.19%
1995                                                                             52.84%
1996                                                                             27.36%
1997                                                                             46.50%
1998                                                                             43.28%
1999                                                                             37.79%
2000                                                                             -9.69%
2001                                                                            -17.63%
2002                                                                            -22.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/99
Lowest:   (18.38)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                            1 YEAR   5 YEARS   10 YEARS
                            ------   -------   --------
Transamerica Equity         (22.24)%   2.69%    15.80%
S&P 500 Composite Stock
  Index                     (22.09)%  (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                             ---------------
TOTAL                                       0.82%      1.07%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $590      $1,306
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.75%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at

                                      ATSF
                           TE- 2 Transamerica Equity

Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
    ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
    --------------       ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Equity      Transamerica Premier       10/2/95     $111.2M    (24.43)%  (0.87)%          8.36%
                           Equity Fund(1)

(1) This fund does not have a sales load.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  17.67    $  21.78    $  26.61    $  19.36    $  14.75
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                   (0.04)      (0.07)      (0.14)      (0.09)      (0.01)
    Net realized and unrealized gain (loss) on
      investments                                  (3.89)      (3.77)      (2.23)       7.40        6.38
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (3.93)      (3.84)      (2.37)       7.31        6.37
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income            0.00        0.00        0.00        0.00        0.00
    Dividends from net realized gains on
      investments                                   0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
      Total distributions                           0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  13.74    $  17.67    $  21.78    $  26.61    $  19.36
                                                ========    ========    ========    ========    ========
Total return                                      (22.24)%    (17.63)%     (9.69)%     37.79%      43.28%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $370,216    $244,735    $254,920    $238,655    $107,892
    Ratio of total expenses to average net
      assets                                        0.82%       0.91%       0.86%       0.90%       0.96%
    Ratio of net expenses to average net
      assets                                        0.82%       0.85%       0.85%       0.85%       0.85%
    Ratio of net investment income (loss) to
      average net assets                           (0.24)%     (0.39)%     (0.60)%     (0.49)%     (0.32)%
    Portfolio turnover rate                        22.98%      51.23%      37.76%      28.79%      34.41%

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Ratio of net expenses to average net assets is net of the advisory fee waiver and fees paid indirectly.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

[TRANSAMERICA LOGO]  Transamerica Money Market

[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

- investing in securities which present minimal credit risk; and

- maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                      ATSF
                        TMM- 1 Transamerica Money Market

[GRAPH ICON]
PAST PERFORMANCE*
------------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             2.45%
1994                                                                             3.44%
1995                                                                             5.40%
1996                                                                             5.03%
1997                                                                             5.24%
1998                                                                             5.26%
1999                                                                             4.63%
2000                                                                             6.15%
2001                                                                             4.01%
2002                                                                             1.44%

Highest:  1.62%  Quarter  06/30/00
Lowest:   0.31%  Quarter  12/31/02

                                  7 DAY YIELD
                           (As of December 31, 2002)
                                     1.14%
(1) This portfolio had a different subadviser prior to May 1, 2002.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (For Calendar Year ended 12/31/02)

                              1 YEAR    5 YEARS    10 YEARS
                             --------   --------   ---------
Transamerica Money Market      1.44%      4.28%      4.30%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.
[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                              CLASS OF SHARES
                                             INITIAL    SERVICE
---------------------------------------------------------------
Management fees                                0.35%      0.35%
Rule 12b-1 fees                                 N/A       0.25%
Other expenses                                 0.06%      0.06%
                                                 --------------
TOTAL                                          0.41%      0.66%
Expense reduction(b)                            N/A        N/A
                                                 --------------
NET OPERATING EXPENSES                         0.41%      0.66%
---------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 0.70%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $42      $132      $230       $518
Service Class                    $67      $211      $368       $822
---------------------------------------------------------------------

                                      ATSF
                        TMM- 2 Transamerica Money Market

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: EDWARD S. HAN. Mr. Han is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Han is the Lead Portfolio Manager of the Transamerica Premier Cash Reserve Fund and the Transamerica Premier High Yield Bond Fund. He also manages sub-advised funds and institutional separate accounts in the fixed income discipline. He joined Transamerica in 1998 and has eight years of investment experience. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

PORTFOLIO MANAGER: ANDREW T. KIM, CFA. Mr. Kim is Fixed Income Research Analyst at Transamerica Investment Management, LLC. He joined Transamerica in 2001 and has five years of investment experience. Mr. Kim received a B.A. in finance from the University of Southern California and is a Chartered Financial Analyst.

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------
This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the able represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations             0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                ========    ========    ========    ========    ========
Total return                                        1.44%       4.01%       6.15%       4.63%       5.26%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $584,061    $467,311    $319,945    $429,811    $169,731
    Ratio of expenses to average net assets         0.41%       0.44%       0.44%       0.44%       0.46%
    Ratio of net investment income (loss) to
      average net assets                            1.42%       3.70%       5.97%       4.81%       5.24%

(1) Prior to May 1, 2002, this portfolio was sub-advised by J.P. Morgan.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                        TMM- 3 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

[VAN KAMPEN LOGO] Van Kampen Emerging Growth

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management Inc. (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures.

Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]

1994                                                                             -7.36%
1995                                                                             46.79%
1996                                                                             18.88%
1997                                                                             21.45%
1998                                                                             37.33%
1999                                                                            105.16%
2000                                                                            -11.92%
2001                                                                            -33.23%
2002                                                                            -33.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter   12/31/99
Lowest:      (25.80)% Quarter   12/31/00

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                                 SINCE
                                               INCEPTION
                        1 YEAR    5 YEARS   (MARCH 1, 1993)
                        -------   -------   ---------------
Van Kampen Emerging
  Growth                (33.06)%   2.10%          10.69%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%          9.25%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                             ---------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80% of the first $750 million; 0.75% over $750 million up to $1 billion; 0.70% over $1 billion.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                            2002          2001          2000          1999         1998
                                         ----------    ----------    ----------    ----------    --------
Net asset value, beginning of year       $    19.44    $    29.66    $    46.01    $    26.92    $  20.37
                                         ----------    ----------    ----------    ----------    --------
  Income from operations:
    Net investment income (loss)              (0.04)         0.01         (0.13)        (0.15)      (0.08)
    Net realized and unrealized gain
      (loss) on investments                   (6.39)        (9.84)        (4.55)        26.83        7.56
                                         ----------    ----------    ----------    ----------    --------
      Net income (loss) from operations       (6.43)        (9.83)        (4.68)        26.68        7.48
                                         ----------    ----------    ----------    ----------    --------
  Distributions:
    Dividends from net investment
      income                                  (0.01)        (0.02)        (0.41)        (0.21)       0.00
    Distributions from net realized
      gains on investments                     0.00         (0.37)       (11.26)        (7.38)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
      Total distributions                     (0.01)        (0.39)       (11.67)        (7.59)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
Net asset value, end of year             $    13.00    $    19.44    $    29.66    $    46.01    $  26.92
                                         ==========    ==========    ==========    ==========    ========
Total return                                 (33.06)%      (33.23)%      (11.92)%      105.16%      37.33%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                         $  652,427    $1,077,677    $1,840,848    $1,916,025    $853,440
    Ratio of expenses to average net
      assets                                   0.88%         0.92%         0.85%         0.87%       0.89%
    Ratio of net investment income
      (loss) to average net assets            (0.27)%        0.06%        (0.26)%       (0.44)%     (0.36)%
    Portfolio turnover rate                  231.11%       178.14%       120.78%       117.72%      99.50%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

COSTS AND MARKET TIMING/FREQUENT TRANSFERS

Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                TA Flexible Premium A (Shelf Product) Prospectus

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2003
















   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                              CRES-1    Clarion Real Estate Securities
                                                JB-1    Janus Balanced
                                             MARGR-1    Marsico Growth
                                               SAC-1    Salomon All Cap
                                               TCS-1    Transamerica Convertible Securities


------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Conservative Portfolio
                            (formerly, Conservative Asset Allocation)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 30% of assets in equities and 50% of assets in bonds, and 20% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

AFTA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                TOTAL OPERATING
     UNDERLYING PORTFOLIO:      EXPENSE RATIOS
     ---------------------      ---------------
American Century Income &
  Growth                               1.40%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Mid Cap                        1.00%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
T. Rowe Price Growth Stock             0.87%
T. Rowe Price Small Cap                0.96%
Third Avenue Value                     0.89%
Transamerica Convertible
  Securities                           1.08%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                             ---------------
TOTAL                                       0.19%      0.44%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $19      $ 61      $107       $243
Service Class                    $45      $141      $246       $555
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (0.97)
                                                                   --------
      Net income (loss) from operations                               (0.91)
                                                                   --------
  Distributions:
    Dividends from net income                                          0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   9.09
                                                                   ========
Total return                                                          (9.10)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $169,834
    Ratio of expenses to average net assets                            0.19 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.07 %
    Portfolio turnover rate                                           28.27 %

* Portfolio commenced operations on May 1, 2002

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Growth Portfolio
                            (formerly, Aggressive Asset Allocation)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios based on the investment objective.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in short-term securities.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

ASSET ALLOCATION -- GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Dreyfus Small Cap Value                 0.88%
Federated Growth & Income               0.81%
Great Companies -- America(SM)          0.88%
Great Companies -- Technology(SM)       1.00%
Jennison Growth                         0.99%
PBHG/NWQ Value Select                   0.89%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
Third Avenue Value                      0.89%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%
Van Kampen Emerging Growth              0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolio in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratio of the Portfolio (calculated as a percentage of average net assets) is estimated to be: 1.18%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.11%      0.11%
                                             ---------------
TOTAL                                       0.21%      0.46%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.21%      0.46%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Classes are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $22      $ 68      $118       $268
Service Class                    $47      $148      $258       $579
---------------------------------------------------------------------

                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.91)
                                                                   --------
      Net income (loss) from operations                               (1.83)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.17
                                                                   ========
Total return                                                         (18.30)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $156,176
    Ratio of expenses to average net assets                            0.21 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.43 %
    Portfolio turnover rate                                           19.99 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Moderate Portfolio
                            (formerly, Moderate Asset Allocation)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities and 35% of assets in bonds, 15% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report).

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Clarion Real Estate Securities          0.98%
Dreyfus Mid Cap                         1.00%
GE U.S. Equity                          0.92%
Great Companies -- America(SM)          0.88%
Jennison Growth                         0.99%
MFS High Yield                          0.91%
PBHG/NWQ Value Select                   0.89%
PIMCO Total Return                      0.78%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
T. Rowe Price Growth Stock              0.87%
T. Rowe Price Small Cap                 0.96%
Third Avenue Value                      0.89%
Transamerica Convertible
  Securities                            1.08%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.08%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (1.25)
                                                                   --------
      Net income (loss) from operations                               (1.19)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.81
                                                                   ========
Total return                                                         (11.90)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $405,684
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.03 %
    Portfolio turnover rate                                           20.60 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]  Asset Allocation -- Moderate Growth Portfolio
                           (formerly, Moderately Aggressive Asset Allocation)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, and 30% of assets in bonds and cash, with approximately 20% being allocated to bonds and the remaining 10% to cash. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                  TOTAL OPERATING
UNDERLYING PORTFOLIO              EXPENSE RATIOS
--------------------              ---------------
American Century Income & Growth       1.40%
American Century International         1.20%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Small Cap Value                0.88%
Federated Growth & Income              0.81%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Great Companies -- Technology(SM)      1.00%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PBHG/NWQ Value Select                  0.89%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
Third Avenue Value                     0.89%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%
Van Kampen Emerging Growth             0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be: 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio.

                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.56)
                                                                   --------
      Net income (loss) from operations                               (1.48)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.52
                                                                   ========
Total return                                                         (14.80)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $396,608
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.33 %
    Portfolio turnover rate                                           22.84 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

[CLARION CRA SECURITIES LOGO]  Clarion Real Estate Securities

[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, Clarion invests at least 80% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Clarion employs a disciplined investment decision-making process combining top-down portfolio design and bottom-up company analysis. Clarion draws upon a multi-disciplined team of seasoned securities managers and experienced real estate investment professionals to incorporate as much independent, relevant information as practicable toward creating an efficient portfolio of real estate securities.

When selecting investments for the portfolio, Clarion relies on a proprietary model to assess the relative value of each security in the portfolio's universe. Key factors that are incorporated into this model include: earnings estimates, earnings growth estimates, an estimate of the private property quality, the quality of management, and balance sheet flexibility. Clarion considers these factors best identify those real estate securities that represent the greatest value and income and/or price appreciation.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio is non-diversified under federal securities laws.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

                                      ATSF
                     CRES- 1 Clarion Real Estate Securities

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

QUANTITATIVE MODELS

Stocks selected using quantitative models may not perform as well as these models might otherwise suggest and may cause overall returns to be lower than if other methods are used.

NON-DIVERSIFIED

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE*
------------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                             -3.77%
2000                                                                             29.62%
2001                                                                             11.05%
2002                                                                              3.60%

* Prior to May 1, 2002, this portfolio was managed by J.P. Morgan.

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     10.90%  Quarter  06/30/00
Lowest:     (11.64)% Quarter  09/30/98

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                         SINCE INCEPTION
                              1 YEAR      (MAY 1, 1998)
                              -------    ---------------
Clarion Real Estate
  Securities                     3.60%          4.36%
Morgan Stanley REIT Index        3.64%          4.50%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

                                      ATSF
                     CRES- 2 Clarion Real Estate Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.18%      0.18%
                                      --------------
TOTAL                              0.98%      1.23%
Expense reduction(b)                N/A        N/A
                                      --------------
NET OPERATING EXPENSES             0.98%      1.23%
----------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/31/03.
(b) Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $100     $312      $542      $1,201
Service Class                    $125     $390      $676      $1,489
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: ING Clarion Real Estate Securities

ADVISORY FEE: As a percentage of average daily net assets -- 0.80%.

PORTFOLIO MANAGER:

T. RITSON FERGUSON, CFA AND JOSEPH P. SMITH, CFA, serve as co-portfolio managers of this portfolio. Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion CRA Securities. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.

                                      ATSF
                     CRES- 3 Clarion Real Estate Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                     2002*       2001       2000       1999      1998**
                                                    --------    -------    -------    -------    -------
Net asset value, beginning of year                  $  11.21    $ 10.32    $  8.06    $  8.51    $ 10.00
                                                    --------    -------    -------    -------    -------
  Income from operations:
    Net investment income (loss)                        0.65       0.56       0.59       0.49       0.36
    Net realized and unrealized gain (loss) on
      investments                                      (0.25)      0.58       1.79      (0.79)     (1.85)
                                                    --------    -------    -------    -------    -------
      Net income (loss) from operations                 0.40       1.14       2.38      (0.30)     (1.49)
                                                    --------    -------    -------    -------    -------
  Distributions:
    Dividends from net investment income               (0.13)     (0.25)     (0.12)     (0.15)      0.00
    Distributions from net realized gains on
      investments                                      (0.07)      0.00       0.00       0.00       0.00
                                                    --------    -------    -------    -------    -------
      Total distributions                              (0.20)     (0.25)     (0.12)     (0.15)      0.00
                                                    --------    -------    -------    -------    -------
Net asset value, end of year                        $  11.41    $ 11.21    $ 10.32    $  8.06    $  8.51
                                                    ========    =======    =======    =======    =======
Total return                                            3.60%     11.05%     29.62%     (3.77)%   (14.93)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)        $124,219    $43,611    $16,577    $ 3,199    $ 2,414
    Ratio of total expenses to average net assets       0.98%      1.13%      1.71%      2.69%      3.34%
    Ratio of net expenses to average net assets         0.98%      1.00%      1.00%      1.00%      1.00%
    Ratio of net investment income (loss) to
      average net assets                                5.61%      5.25%      6.27%      5.91%      6.03%
    Portfolio turnover rate                           123.25%    171.63%    291.38%    189.80%    100.80%

 * Prior to May 1, 2002, this portfolio was managed by J.P. Morgan. ** Portfolio commenced operations on May 1, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver and fees paid indirectly.

                                      ATSF
                     CRES- 4 Clarion Real Estate Securities

----------------------
This portfolio may be appropriate for the investor who seeks capital growth and income from the same investment with a balance between equity and debt but does not desire a consistent level of income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

[JANUS LOGO]    Janus Balanced

[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - 40% to 60% in securities selected primarily for growth potential -- such as common stocks

 - 40% to 60% in securities selected primarily for income potential -- both equity and debt.

The basic strategy of the portfolio is to maintain a growth component and an income component. Normally, 40% to 60% of the portfolio's securities are chosen primarily for their growth potential, and the remaining 40% to 60% are chosen primarily for their income potential. These securities may include foreign issuers.

The growth component is expected to consist mainly of common stocks in companies and industries that the portfolio manager believes are experiencing favorable demand for their products and services, and that are operating in a favorable competitive and regulatory climate. In its analysis, the portfolio manager looks for companies with earnings growth potential that may not be recognized by the market.

The income component will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities.

At least 25% of the portfolio's assets will normally be invested in fixed-income securities.

Janus uses a "bottom up" approach to select stocks. In other words, the portfolio manager looks mostly for income producing securities that meet its investment criteria one at a time. If the portfolio manager is unable to find such investments, the portfolio's assets may be in cash or similar investments. Securities are selected without regard to any industry sector or other similarly defined selection procedure.

Up to 35% of the portfolio's assets may be invested in high-yield/ high-risk bonds (commonly known as "junk bonds"). These bonds are rated below investment grade by the primary rating agencies.

The portfolio may shift assets between the growth and income portions of its portfolio, based on the portfolio manager analysis of the market and conditions in the economy. If the portfolio manager believes that at a particular time growth investments will provide better returns than the yields from income-producing investments, the portfolio may put a greater emphasis on growth. The reverse may also take place.

The portfolio manager may sell the portfolio's securities when its expectations regarding earnings growth potential change.

The portfolio may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of the portfolio's investment objectives.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD/HIGH-RISK SECURITIES

 - credit risk

 - greater sensitivity to interest rate movements

 - greater vulnerability to economic changes

 - decline in market value in event of default

 - less equity

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JB- 1 Janus Balanced

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.90%      0.90%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.69%      0.69%
                                             ---------------
TOTAL                                       1.59%      1.84%
Expense reduction(b)                        0.19%      0.19%
                                             ---------------
NET OPERATING EXPENSES                      1.40%      1.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.40%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $143     $483      $848      $1,873
Service Class                    $168     $560      $978      $2,143
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.90% of the first $500 million; 0.85% of the next $500 million and 0.80% of assets over $1 billion.

PORTFOLIO MANAGER: KAREN L. REIDY, CFA, Executive Vice President and Portfolio Manager of the Janus Balanced Fund and Janus Core Equity Fund. She joined Janus in 1995 as a research analyst.

                                      ATSF
                              JB- 2 Janus Balanced

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $ 10.00
                                                                   -------
  Income from operations:
    Net investment income (loss)                                      0.07
    Net realized and unrealized gain (loss) on investments           (0.58)
                                                                   -------
      Net income (loss) from operations                              (0.51)
                                                                   -------
  Distributions:
    Dividends from net investment income                              0.00
    Distributions from net realized gains on investments              0.00
                                                                   -------
      Total distributions                                             0.00
                                                                   -------
Net asset value, end of year                                       $  9.49
                                                                   =======
Total return                                                         (5.10)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $37,233
    Ratio of total expenses to average net assets                     1.59 %
    Ratio of net expenses to average net assets                       1.40 %
    Ratio of net investment income (loss) to average net
     assets                                                           1.08 %
    Portfolio turnover rate                                          42.49 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                              JB- 3 Janus Balanced

[QUESTION MARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown with the deductions of the applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                              AVERAGE ANNUAL TOTAL RETURN
                                                                                 (WITHOUT SALES LOADS)
                                                                      -------------------------------------------
                                 SIMILAR SUB-ADVISER      INCEPTION   TOTAL
       ATSF PORTFOLIO                  FUND(1)              DATE      ASSETS   1 YEAR   5 YEARS   SINCE INCEPTION
       --------------          ------------------------   ---------   ------   ------   -------   ---------------
Janus Balanced                      Janus Balanced        9/1/92      $ 3.9B   (6.56)%   7.06%         10.77%

(1) This portfolio does not have a sales load.

                                      ATSF
                              JB- 4 Janus Balanced

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.

[MARSICO LOGO]    Marsico Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Banc of America Capital Management, LLC (BACAP) has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio, under normal circumstances, invests at least 80% of total assets in a diversified portfolio of common stocks of large and medium-sized companies selected for their growth potential.

Stocks for this portfolio are selected based on an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends. Bottom-up analysis emphasizes investments in well-known, high quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong and ethical management, and reasonable valuations in light of projected growth rates.

To determine whether a security could have favorable growth prospects, Marsico ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price:

 - prospects for above-average sales and earnings growth per share

 - high return on invested capital

 - free cash flow generation

 - sound balance sheet, financial and accounting policies, and overall financial strength

 - strong competitive advantages

 - effective research, product development, and marketing

 - pricing flexibility

 - strength of management

 - general operating characteristics that will enable the company to compete successfully in its marketplace

Marsico may sell the portfolio's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.

As a temporary defensive measure because of market, economic, political, or other conditions, Marsico may invest up to 100% of the portfolio's assets in cash or short-term debt instruments. This may result in the portfolio not achieving its investment objective during the time while it is in this temporary defensive posture.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets (including securities of issuers quoted in foreign currencies), or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective, which are explained in the SAI.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                            MARGR- 1 Marsico Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                             -8.02%
2001                                                                            -14.09%
2002                                                                            -25.98%

(1) Prior to November 1, 2002, Goldman Sachs Asset Management served as sub-adviser to this portfolio.

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   20.14%  Quarter  12/31/99
Lowest:   (16.26)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                              SINCE
                                            INCEPTION
                                 1 YEAR   (MAY 3, 1999)
                                 ------   -------------
Marsico Growth                   (25.98)%     (9.73)%
S&P 500 Composite Stock Index    (22.09)%     (9.51)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.26%      0.26%
                                             ---------------
TOTAL                                       1.06%      1.31%
Expense reduction(b)                        0.06%      0.06%
                                             ---------------
NET OPERATING EXPENSES                      1.00%      1.25%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATSF
                            MARGR- 2 Marsico Growth
figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $331      $579      $1,289
Service Class                    $127     $409      $712      $1,574
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Banc of America Capital Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80% of the first $250 million;
0.75% of the next $250 million;
0.70% of the next $500 million;
and 0.60% over $1 billion.

PORTFOLIO MANAGERS:

JAMES A. HILLARY, portfolio manager and senior analyst with Marsico Capital Management, LLC, is primarily responsible for the day-to-day management of the portfolio. Mr. Hillary, who works closely with Thomas F. Marsico in implementing the firm's investment approach, has been with Marsico since its founding in 1997. Before joining Marsico, Mr. Hillary was a principal with W.H. Reaves, a New Jersey-based money management firm and was also previously employed by Price Waterhouse.

THOMAS F. MARSICO sets the investment strategy. Mr. Marsico has over twenty years experience in money management, including eleven years at the Janus Funds, where he served as the portfolio manager of the Janus Twenty Fund from 1988 to 1997, and the Janus Growth and Income Fund from 1991 to 1997. Mr. Marsico's background in rigorous research and analysis prompted him to develop the firm's disciplined research and investment approach, and to recruit and train highly focused analytical staff.

Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico was founded by Thomas F. Marsico, who remains the firm's Chairman and CEO. Marsico provides investment advisory services to mutual funds and other institutions and handles separately managed accounts for individuals, corporations, charities and retirement plans.

                                      ATSF
                            MARGR- 3 Marsico Growth

[QUESTION MARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date,asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown with and without the deductions of any applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                               AVERAGE ANNUAL TOTAL RETURN
                                                                    (WITH SALES LOADS)
                                                     ------------------------------------------------
                                          INCEPTION  TOTAL                             10 YEARS
ATSF PORTFOLIO  SIMILAR SUB-ADVISER FUND    DATE     ASSETS   1 YEAR   5 YEARS   (OR SINCE INCEPTION)
--------------  ------------------------  ---------  ------   ------   -------   --------------------
Marsico Growth  Marsico Growth            12/31/97   $620M    (16.79)%  4.17%            4.17%

                                      ATSF
                            MARGR- 4 Marsico Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                2002       2001       2000      1999*
                                                              --------    -------    -------    ------
Net asset value, beginning of year                            $   9.09    $ 10.67    $ 11.75    $10.00
                                                              --------    -------    -------    ------
  Income from operations:
    Net investment income (loss)                                  0.00       0.02       0.02      0.01
    Net realized and unrealized gain (loss) on investments       (2.36)     (1.52)     (0.95)     1.74
                                                              --------    -------    -------    ------
      Net income (loss) from operations                          (2.36)     (1.50)     (0.93)     1.75
                                                              --------    -------    -------    ------
  Distributions:
    Dividends from net investment income                         (0.01)     (0.07)     (0.10)     0.00
    Distributions from net realized gains on investments          0.00      (0.01)     (0.05)     0.00
                                                              --------    -------    -------    ------
      Total distributions                                        (0.01)     (0.08)     (0.15)     0.00
                                                              --------    -------    -------    ------
Net asset value, end of year                                  $   6.72    $  9.09    $ 10.67    $11.75
                                                              ========    =======    =======    ======
Total return                                                    (25.98)%   (14.09)%    (8.02)%   17.50%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $102,574    $45,382    $20,185    $8,204
    Ratio of total expenses to net assets                         1.06%      1.21%      1.37%     2.68%
    Ratio of net expenses to average net assets                   1.00%      1.00%      1.00%     1.00%
    Ratio of net investment income (loss) to average net
      assets                                                     (0.03)%     0.16%      0.15%     0.12%
    Portfolio turnover rate                                     102.88%     17.38%     36.51%    40.46%

* Portfolio commenced operations on May 3, 1999.

Prior to November 1, 2002, Goldman Sachs Asset Management served as sub-adviser to this portfolio.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                            MARGR- 5 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

[SALOMON LOGO]    Salomon All Cap

[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve the portfolio's investment objective by investing principally in:

 - Common stocks

 - Convertible securities

To a lesser extent, the portfolio may invest in:

 - Cash and cash equivalents

This portfolio is non-diversified. The portfolio will primarily invest in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

In seeking capital appreciation, the portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small- to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. While SaBAM selects investments primarily for their capital appreciation potential, it may also consider a company's dividend-paying record and the potential for an improved dividend return. The portfolio may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

 - Low market valuations measured by SaBAM's valuation models.

 - Positive changes in earnings prospects because of factors, such as:

     New, improved or unique products and services

     New or rapidly expanding markets for the company's products

     New management

     Changes in the economic, financial, regulatory or political environment particularly affecting the company

     Effective research, product development and marketing

     A business strategy not yet recognized by the marketplace.

[STOPLITE ICON]

PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors

                                      ATSF
                             SAC- 1 Salomon All Cap
affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                             18.30%
2001                                                                              2.09%
2002                                                                            -24.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   13.19%  Quarter  12/31/99
Lowest:   (20.03)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                              1 YEAR     (MAY 3, 1999)
                              ------    ---------------
Salomon All Cap               (24.71)%        1.36%
Russell 3000 Index            (21.54)%       (8.58)%

* Initial Class shares; information in not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                             SAC- 2 Salomon All Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.83%      0.83%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                             ---------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
---------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Salomon Brothers Asset Management Inc

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% up to $100 million; 0.80% over $100 million.

PORTFOLIO MANAGERS:

JOHN B. GOODE is a co-portfolio manager of this portfolio. Mr. Goode has 33 years of investment experience, all with SaBAM and its affiliates.

PETER J. HABLE is co-portfolio manager of this portfolio. Mr. Hable has 18 years of industry experience, all with SaBAM and its affiliates.

                                      ATSF
                             SAC- 3 Salomon All Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------
                                                                2002        2001       2000       1999*
                                                              --------    --------    -------    -------
Net asset value, beginning of year                            $  13.06    $  12.99    $ 11.18    $ 10.00
                                                              --------    --------    -------    -------
  Income from operations:
    Net investment income (loss)                                  0.06        0.19       0.14       0.08
    Net realized and unrealized gain (loss) on investments       (3.28)       0.09       1.90       1.48
                                                              --------    --------    -------    -------
      Net income (loss) from operations                          (3.22)       0.28       2.04       1.56
                                                              --------    --------    -------    -------
  Distributions:
    Dividends from net investment income                         (0.10)      (0.20)     (0.20)     (0.38)
    Distributions from net realized gains on investments         (0.04)      (0.01)     (0.03)      0.00
                                                              --------    --------    -------    -------
      Total distributions                                        (0.14)      (0.21)     (0.23)     (0.38)
                                                              --------    --------    -------    -------
Net asset value, end of year                                  $   9.70    $  13.06    $ 12.99    $ 11.18
                                                              ========    ========    =======    =======
Total return                                                    (24.71)%      2.09%     18.30%     15.57%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $308,823    $287,881    $85,730    $ 6,686
    Ratio of total expenses to average net assets                 0.91%       1.00%      1.25%      2.87%
    Ratio of net expenses to average net assets                   0.91%       1.00%      1.00%      1.00%
    Ratio of net investment income (loss) to average net
      assets                                                      0.56%       1.43%      1.11%      1.09%
    Portfolio turnover rate                                     134.48%      83.12%    117.91%    216.29%

* Portfolio commenced operations on May 3, 1999.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                             SAC- 4 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principle value caused by changes in interest rates.

[TRANSAMERICA LOGO]    Transamerica Convertible Securities

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may lend the portfolio's securities to broker-dealers or other financial institutions to earn income for the portfolio.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis,

                                      ATSF
                   TCS- 1 Transamerica Convertible Securities and thus may not depreciate to the same extent as the underlying stock.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio commenced operations in May 2002, no historical performance information is presented here. Performance information will be presented for the portfolio after it has been in operation for one complete calendar year. The portfolio offers two share classes, an Initial Class and a Service Class.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.28%      0.28%
                                             ---------------
TOTAL                                       1.08%      1.33%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      1.08%      1.33%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.30%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.30%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $110     $343      $595      $1,317
Service Class                    $135     $421      $729      $1,601
---------------------------------------------------------------------

                                      ATSF
                   TCS- 2 Transamerica Convertible Securities

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80% of the first $500 million and 0.70% of assets over $500 million.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: KIRK J. KIM, CFA. Mr. Kim is Vice President and Portfolio Manager at Transamerica Investment Management, LLC.

Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining Transamerica, he worked as a Securities analyst for Franklin Templeton Group. He joined Transamerica in 1997 and has seven years of investment experience. Mr. Kim holds a B.S. in finance from the University of Southern California.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $ 10.00
                                                                   -------
  Income from operations:
    Net investment income (loss)                                      0.17
    Net realized and unrealized gain (loss) on investments           (0.85)
                                                                   -------
      Net income (loss) from operations                              (0.68)
                                                                   -------
  Distributions:
    Dividends from net investment income                              0.00
    Distributions from net realized gains on investments              0.00
                                                                   -------
      Total distributions                                             0.00
                                                                   -------
Net asset value, end of year                                       $  9.32
                                                                   =======
Total return                                                         (6.80)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $82,148
    Ratio of total expenses to average net assets                     1.08%
    Ratio of net investment income (loss) to average net
     assets                                                           2.73%
    Portfolio turnover rate                                          72.16%

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expense and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                   TCS- 3 Transamerica Convertible Securities

Additional Information -- All Portfolios

[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

COSTS AND MARKET TIMING/FREQUENT TRANSFERS

Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                        Dreyfus/TA Triple Advantage and
                         Triple Advantage NY Prospectus

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2003

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                TE-1    Transamerica Equity

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

[TRANSAMERICA LOGO]    Transamerica Equity

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                           TE- 1 Transamerica Equity

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             22.20%
1994                                                                              7.19%
1995                                                                             52.84%
1996                                                                             27.36%
1997                                                                             46.50%
1998                                                                             43.28%
1999                                                                             37.79%
2000                                                                             -9.69%
2001                                                                            -17.63%
2002                                                                            -22.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/99
Lowest:   (18.38)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                            1 YEAR   5 YEARS   10 YEARS
                            ------   -------   --------
Transamerica Equity         (22.24)%   2.69%    15.80%
S&P 500 Composite Stock
  Index                     (22.09)%  (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                             ---------------
TOTAL                                       0.82%      1.07%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $590      $1,306
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.75%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at

                                      ATSF
                           TE- 2 Transamerica Equity

Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
    ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
    --------------       ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Equity      Transamerica Premier       10/2/95     $111.2M    (24.43)%  (0.87)%          8.36%
                           Equity Fund(1)

(1) This fund does not have a sales load.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  17.67    $  21.78    $  26.61    $  19.36    $  14.75
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                   (0.04)      (0.07)      (0.14)      (0.09)      (0.01)
    Net realized and unrealized gain (loss) on
      investments                                  (3.89)      (3.77)      (2.23)       7.40        6.38
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (3.93)      (3.84)      (2.37)       7.31        6.37
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income            0.00        0.00        0.00        0.00        0.00
    Dividends from net realized gains on
      investments                                   0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
      Total distributions                           0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  13.74    $  17.67    $  21.78    $  26.61    $  19.36
                                                ========    ========    ========    ========    ========
Total return                                      (22.24)%    (17.63)%     (9.69)%     37.79%      43.28%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $370,216    $244,735    $254,920    $238,655    $107,892
    Ratio of total expenses to average net
      assets                                        0.82%       0.91%       0.86%       0.90%       0.96%
    Ratio of net expenses to average net
      assets                                        0.82%       0.85%       0.85%       0.85%       0.85%
    Ratio of net investment income (loss) to
      average net assets                           (0.24)%     (0.39)%     (0.60)%     (0.49)%     (0.32)%
    Portfolio turnover rate                        22.98%      51.23%      37.76%      28.79%      34.41%

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Ratio of net expenses to average net assets is net of the advisory fee waiver and fees paid indirectly.

                                      ATSF
                           TE- 4 Transamerica Equity

Additional Information -- All Portfolios

[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

COSTS AND MARKET TIMING/FREQUENT TRANSFERS

Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                        Premier Asset Builder Prospectus

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2003

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                            BRGSTO-1    BlackRock Global Science & Technology Opportunities
                                             BRLCV-1    BlackRock Large Cap Value
                                             BRMCG-1    BlackRock Mid Cap Growth
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                              JNGR-1    Jennison Growth
                                               SAC-1    Salomon All Cap
                                               TAV-1    Third Avenue Value
                                                TE-1    Transamerica Equity

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Conservative Portfolio

[BULLSEYE ICON]             (formerly, Conservative Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 30% of assets in equities and 50% of assets in bonds, and 20% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

AFTA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                TOTAL OPERATING
     UNDERLYING PORTFOLIO:      EXPENSE RATIOS
     ---------------------      ---------------
American Century Income &
  Growth                               1.40%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Mid Cap                        1.00%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
T. Rowe Price Growth Stock             0.87%
T. Rowe Price Small Cap                0.96%
Third Avenue Value                     0.89%
Transamerica Convertible
  Securities                           1.08%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                            ----------------
TOTAL                                       0.19%      0.44%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $19      $ 61      $107       $243
Service Class                    $45      $141      $246       $555
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (0.97)
                                                                   --------
      Net income (loss) from operations                               (0.91)
                                                                   --------
  Distributions:
    Dividends from net income                                          0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   9.09
                                                                   ========
Total return                                                          (9.10)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $169,834
    Ratio of expenses to average net assets                            0.19 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.07 %
    Portfolio turnover rate                                           28.27 %

* Portfolio commenced operations on May 1, 2002

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Growth Portfolio

[BULLSEYE ICON]             (formerly, Aggressive Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios based on the investment objective.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in short-term securities.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

ASSET ALLOCATION -- GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Dreyfus Small Cap Value                 0.88%
Federated Growth & Income               0.81%
Great Companies -- America(SM)          0.88%
Great Companies -- Technology(SM)       1.00%
Jennison Growth                         0.99%
PBHG/NWQ Value Select                   0.89%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
Third Avenue Value                      0.89%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%
Van Kampen Emerging Growth              0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolio in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratio of the Portfolio (calculated as a percentage of average net assets) is estimated to be: 1.18%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.11%      0.11%
                                            ----------------
TOTAL                                       0.21%      0.46%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.21%      0.46%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Classes are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $22      $ 68      $118       $268
Service Class                    $47      $148      $258       $579
---------------------------------------------------------------------

                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.91)
                                                                   --------
      Net income (loss) from operations                               (1.83)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.17
                                                                   ========
Total return                                                         (18.30)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $156,176
    Ratio of expenses to average net assets                            0.21 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.43 %
    Portfolio turnover rate                                           19.99 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Moderate Portfolio

[BULLSEYE ICON]             (formerly, Moderate Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities and 35% of assets in bonds, 15% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report).

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Clarion Real Estate Securities          0.98%
Dreyfus Mid Cap                         1.00%
GE U.S. Equity                          0.92%
Great Companies -- America(SM)          0.88%
Jennison Growth                         0.99%
MFS High Yield                          0.91%
PBHG/NWQ Value Select                   0.89%
PIMCO Total Return                      0.78%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
T. Rowe Price Growth Stock              0.87%
T. Rowe Price Small Cap                 0.96%
Third Avenue Value                      0.89%
Transamerica Convertible
  Securities                            1.08%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.08%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                            ----------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (1.25)
                                                                   --------
      Net income (loss) from operations                               (1.19)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.81
                                                                   ========
Total return                                                         (11.90)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $405,684
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.03 %
    Portfolio turnover rate                                           20.60 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]  Asset Allocation -- Moderate Growth Portfolio

[BULLSEYE ICON]            (formerly, Moderately Aggressive Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, and 30% of assets in bonds and cash, with approximately 20% being allocated to bonds and the remaining 10% to cash. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security torepay principal prior to a security's maturity cancause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                  TOTAL OPERATING
UNDERLYING PORTFOLIO              EXPENSE RATIOS
--------------------              ---------------
American Century Income & Growth       1.40%
American Century International         1.20%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Small Cap Value                0.88%
Federated Growth & Income              0.81%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Great
  Companies -- Technology(SM)          1.00%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PBHG/NWQ Value Select                  0.89%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
Third Avenue Value                     0.89%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%
Van Kampen Emerging Growth             0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be: 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                            ----------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio.

                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.56)
                                                                   --------
      Net income (loss) from operations                               (1.48)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.52
                                                                   ========
Total return                                                         (14.80)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $396,608
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.33 %
    Portfolio turnover rate                                           22.84 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who is willing to accept the higher risk of investing in technology company securities.

(BLACKROCK LOGO)       BlackRock Global Science & Technology Opportunities

[BULLSEYE ICON]        (formerly BlackRock Global Science & Technology)
OBJECTIVE
---------------------------

This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, BlackRock Advisors, Inc. (BlackRock), seeks to achieve the portfolio's investment objective by investing principally in:

 - Equity securities of U.S. and foreign companies

In seeking to achieve the portfolio's investment objective, the portfolio manager selects equity securities of companies that, in the team's opinion, have a rapid and substantial growth potential from the development, advancement and use of science and/or technology. The portfolio manager uses the investment process described below to select companies for the portfolio. Some of the industries that are likely to be represented in the portfolio's holdings include:
     - Application Software
     - IT Consulting & Services
     - Internet Software and Services
     - Networking Equipment
     - Telecom Equipment
     - Computer Hardware
     - Computer Storage & Peripherals
     - Electronic Equipment and Instruments
     - Semiconductor Equipment
     - Semiconductors
     - Aerospace & Defense
     - Electrical Components & Equipment
     - Biotechnology
     - Pharmaceuticals
     - Healthcare Equipment & Supplies
     - Healthcare Distribution & Services
     - Healthcare Facilities
     - Industrial Gases
     - Specialty Chemicals
     - Advanced Materials
     - Integrated Telecom Services
     - Alternative Carriers
     - Wireless Telecommunication Services

The portfolio normally invests at least 80% of its total assets in equity securities issued by these companies.

The portfolio invests in U.S. and foreign companies (including companies located in emerging market countries) that, in the portfolio manager's opinion, are expected to offer the best opportunities for growth and high investment returns. The manager uses a multi-factor screen to identify stocks that have above-average return potential. The factors and weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

To reduce portfolio risk, the sub-adviser will diversify by investing in at least three countries, one of which may be the U.S. The portfolio generally will sell a stock when, in the portfolio manager's opinion, there is deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to re-balance the portfolio or a better opportunity elsewhere. The team uses a broad set of technical tools to enhance the timing of purchase or sell decisions.

While the portfolio principally invests in common stock, it may also invest in preferred stock and securities convertible into common and preferred stock; Rule 144A securities and IPO's; options or futures; forward foreign currency exchange contracts; and small-cap companies.

The portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The primary risks of investing in this portfolio include:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATSF
         BRGSTO- 1 BlackRock Global Science & Technology Opportunities

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

SCIENCE AND TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues.

EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]


2002                                                           -36.36%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   32.95%  Quarter  12/31/01
Lowest:   (21.57)% Quarter  09/30/02

                                      ATSF
         BRGSTO- 2 BlackRock Global Science & Technology Opportunities

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                                          (AUGUST 17,
                              1 YEAR         2001)
                              ------    ---------------
BlackRock Global Science &
  Technology Opportunities    (36.36)%      (25.71) %
S&P 500 Composite Stock
  Index                       (22.09)%      (16.99) %

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.90%      0.90%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              5.75%      5.75%
                                            ----------------
TOTAL                                       6.65%      6.90%
Expense reduction(b)                        5.25%      5.25%
                                            ----------------
NET OPERATING EXPENSES                      1.40%      1.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.40%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $143    $1,498    $2,809     $5,901
Service Class                   $168    $1,567    $2,914     $6,063
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: BlackRock Advisors, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90%

PORTFOLIO MANAGERS:

The portfolio is managed by a team of investment professionals. The team includes the following individuals who have day-to-day responsibility:

THOMAS P. CALLAN, CFA, Managing Director and senior portfolio manager, is a member of the emerging growth equity team. He is lead manager for international small cap portfolios and co-portfolio manager for small and mid cap growth portfolios and a member of the Global Equity Operating Committee and the Equity Investment Strategy Group.

Before becoming part of BlackRock in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Mr. Callan received a BA degree in economics from Boston College in 1981.

DANIEL M. REA, Vice President and portfolio manager, is a member of the emerging growth equity team. He is responsible for coverage of stocks in the healthcare sector.

                                      ATSF
         BRGSTO- 3 BlackRock Global Science & Technology Opportunities

Mr. Rea joined BlackRock in 2000 from Driehaus Capital Management where he was a healthcare analyst and, later, the portfolio manager of the Driehaus Emerging Growth Fund and the Driehaus Recent Issues Fund. Prior to joining Driehaus in 1997, he was with GE Capital Corporation in the Financial Management Program. This position included rotations in with GE Capital Aviation Services in Shannon, Ireland and in the Corporate and Financial Planning and Analysis Group.

Mr. Rea received a BS degree in business administration from Marquette University in 1995.

[QUESTION MARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Fund are shown with the deductions of the applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUND DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                                   (WITHOUT SALES LOADS)
                                                                     --------------------------------------------------
                                                         INCEPTION   TOTAL                               10 YEARS
     ATSF PORTFOLIO        SIMILAR SUB-ADVISER FUND(1)     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
     --------------        ---------------------------   ---------   ------   --------   -------   --------------------
BlackRock Global Science   BlackRock Global Science &     5/15/00     $27M    (35.11)%     N/A           (30.99)%
  & Technology             Technology Opportunities
  Opportunities            Portfolio

(1) The information included is for Investor Class A shares. Class A returns include a 4.5% maximum front-end load.

                                      ATSF
         BRGSTO- 4 BlackRock Global Science & Technology Opportunities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  2002          2001*
                                                              ------------   ------------
Net asset value, beginning of year                              $ 10.45        $ 10.00
                                                                -------        -------
  Income from operations:
    Net investment income (loss)                                  (0.08)         (0.04)
    Net realized and unrealized gain (loss) on investments        (3.72)          0.49
                                                                -------        -------
      Net income (loss) from operations                           (3.80)          0.45
                                                                -------        -------
  Distributions:
    Dividends from net investment income                           0.00           0.00
    Distributions from net realized gains on investments           0.00           0.00
                                                                -------        -------
      Total distributions                                          0.00           0.00
                                                                -------        -------
Net asset value, end of year                                    $  6.65        $ 10.45
                                                                =======        =======
Total return                                                     (36.36)%         4.50 %
Ratios and supplemental data:
    Net assets at end of year (in thousands)                    $ 3,636        $ 1,049
    Ratio of total expenses to average net assets                  6.65 %        10.75 %
    Ratio of net expenses to average net assets                    1.40 %         1.40 %
    Ratio of net investment income (loss) to average net
     assets                                                       (1.10)%        (1.16)%
    Portfolio turnover rate                                      356.31 %       224.99 %

* Portfolio commenced operations on August 17, 2001.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
         BRGSTO- 5 BlackRock Global Science & Technology Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks long term capital appreciation.

(BLACKROCK LOGO)  BlackRock Large Cap Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term capital appreciation and current income as a secondary objective.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, BlackRock Advisors, Inc. (BlackRock), seeks to achieve the portfolio's investment objective by investing principally in:

 - U.S. large capitalization value stocks

Large-capitalization companies are defined as those with market capitalizations equal to those within the universe of Russell 1000 Value Index Stocks.

The portfolio normally invests at least 80% of its total assets in the equity securities of these companies.

The portfolio manager seeks large capitalization stocks which, in his opinion, are worth more than is indicated by current market price. The portfolio manager initially screens for "value" stocks from the universe of companies with market capitalization above $1 billion, emphasizing those companies with market capitalization over $10 billion. Once these companies have been identified, the portfolio manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The portfolio may also invest in preferred stock and securities convertible into common stock and preferred stock; and options or futures. Please see the SAI for a complete description of these investments.

The portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]


2002                                                           -23.74%

                                      ATSF
                       BRLCV- 1 BlackRock Large Cap Value

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.36%  Quarter  12/31/02
Lowest:   (17.67)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                             1 YEAR    (AUGUST 17, 2001)
                             ------    -----------------
BlackRock Large Cap Value    (23.74)%       (20.02)%
Russell 1000 Value Index     (15.52)%       (12.80)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              7.99%      7.99%
                                            ----------------
TOTAL                                       8.79%      9.04%
Expense reduction(b)                        7.49%      7.49%
                                            ----------------
NET OPERATING EXPENSES                      1.30%      1.55%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.30%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.30%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $132    $1,887    $3,511     $7,063
Service Class                   $158    $1,953    $3,607     $7,190
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: BlackRock Advisors, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGERS:

The portfolio is co-managed by DAVID E. BYRKET, CFA, Managing Director and FREDERICK W. HERRMANN, CFA, Managing Director at BlackRock Advisors, Inc. (BlackRock).

Prior to joining BlackRock in 2003, both Mr. Byrket and Mr. Herrmann were Managing Directors and portfolio managers at Weiss, Peck and Greer, LLC since 2001. They were responsible for managing quantitative equity portfolios since 1996. Mr. Byrket and Mr. Herrmann have been co-managers of the fund since March 2003.

                                      ATSF
                       BRLCV- 2 BlackRock Large Cap Value

[QUESTION MARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Fund are shown with the deductions of the applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                               AVERAGE ANNUAL TOTAL RETURN
                                                                                   (WITH SALES LOADS)
                                                                    -------------------------------------------------
                                                        INCEPTION    TOTAL                             10 YEARS
     ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND(1)     DATE      ASSETS    1 YEAR   5 YEARS   (OR SINCE INCEPTION)
     --------------       ---------------------------   ---------   -------   ------   -------   --------------------
Black Rock Large Cap      BlackRock Large Cap Value      11/1/89    $464.5M   (24.33)% (3.34)%          7.87%
  Value                   Equity Portfolio

(1) The information included is for Investor Class A shares. Class A returns include a 4.5% maximum front-end load.

                                      ATSF
                       BRLCV- 3 BlackRock Large Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                              -------------------
                                                                2002       2001*
                                                              --------    -------
Net asset value, beginning of year                            $  9.65     $10.00
                                                              -------     ------
  Income from operations:
    Net investment income (loss)                                 0.02       0.01
    Net realized and unrealized gain (loss) on investments      (2.31)     (0.36)
                                                              -------     ------
      Net income (loss) from operations                         (2.29)     (0.35)
                                                              -------     ------
  Distributions:
    Dividends from net investment income                        (0.01)      0.00
    Distributions from net realized gains on investments         0.00       0.00
                                                              -------     ------
      Total distributions                                       (0.01)      0.00
                                                              -------     ------
Net asset value, end of year                                  $  7.35     $ 9.65
                                                              =======     ======
Total return                                                   (23.74)%    (3.50)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $   775     $1,011
    Ratio of total expenses to average net assets                8.79%      8.63%
    Ratio of net expenses to average net assets                  1.30%      1.30%
    Ratio of net investment income (loss) to average net
     assets                                                      0.28%      0.31%
    Portfolio turnover rate                                    145.68%     30.66%

* Portfolio commenced operations on August 17, 2001.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average share outstanding throughout the year. Total return reflects all portfolio expenses and includes investment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                       BRLCV- 4 BlackRock Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital appreciation.

(BLACKROCK LOGO)  BlackRock Mid Cap Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, BlackRock Advisors, Inc. (BlackRock), seeks to achieve the portfolio's investment objective by investing principally in:

 - Common stocks of U.S. mid-capitalization emerging growth companies. Mid-cap companies are those whose market capitalizations, at the time of purchase, fall within a range between $1 billion and $10 billion.

The manager focuses on mid-cap emerging growth companies with market capitalization between $1 billion and $10 billion. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The manager uses a bottom-up investment style in managing the portfolio. This means securities are selected based upon fundamental analysis performed by the management team.

The portfolio may also invest in IPOs; preferred stock and securities convertible into common stock and preferred stock; or options or futures. Please refer to the Fund's SAI for a description and risks of those investments.

The portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

MEDIUM-SIZED COMPANIES

These companies present additional risks because their earnings may be less predictable, their share price more volatile, and their securities less liquid than larger more established companies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures.

Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of

                                      ATSF
                       BRMCG- 1 BlackRock Mid Cap Growth
market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]

2002                                                           -27.72%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   18.57%  Quarter  12/31/01
Lowest:   (16.69)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                             1 YEAR    (AUGUST 17, 2001)
                             ------    -----------------
BlackRock Mid Cap Growth     (27.72)%       (19.46)%
Russell Midcap Growth Index  (27.41)%       (17.66)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              3.25%      3.25%
                                            ----------------
TOTAL                                       4.05%      4.30%
Expense reduction(b)                        2.75%      2.75%
                                            ----------------
NET OPERATING EXPENSES                      1.30%      1.55%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.30%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.30%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $132    $  980    $1,845     $4,078
Service Class                   $158    $1,054    $1,962     $4,290
--------------------------------------------------------------------

                                      ATSF
                       BRMCG- 2 BlackRock Mid Cap Growth

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: BlackRock Advisors, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGERS:

The portfolio is managed by a team of investment professionals. The team includes:

NEIL D. WAGNER, Director, is lead portfolio manager for all small, small/mid, and mid cap growth equity portfolios, including the BlackRock Small Cap Growth Fund.

Prior to joining BlackRock in 2002, Mr. Wagner managed $5 billion in small and mid cap growth portfolios at MFS Investment Management, including the New Discovery Fund and the Institutional Emerging Equities Fund. Prior to joining MFS in 1998, Mr. Wagner worked as a senior research analyst for small cap growth portfolios at DFS Advisors LLC. From 1995-1997, he was an analyst at Berkshire Partners, LLC, a private equity investment firm. Mr. Wagner began his career as a management consultant with Bain & Company, Inc.

Mr. Wagner received a BA degree, summa cum laude, with high honors in mathematics and physics from Colgate University in 1993.

BRIAN E. STACK, Managing Director, is head of the small and mid cap growth team in Boston and is portfolio manager for the Cyllenius long-short growth equity hedge funds. In addition, he serves as back-up portfolio manager for the fundamental small, small/mid, and mid cap growth equity portfolios.

Prior to joining BlackRock in 2002, Mr. Stack was the co-founder of Cyllenius Capital Management where he was the sole portfolio manager responsible for managing a $100 million long-short equity hedge fund. Prior to founding Cyllenius in 2001, Mr. Stack was a portfolio manager at MFS Investment Management. At MFS, Mr. Stack was the portfolio manager for the MFS Institutional Emerging Equities Fund and related separate accounts and the MFS New Discovery Fund, as well as four hedge funds. These portfolios collectively accounted for nearly $7 billion in total assets under management. Before joining MFS in 1993, Mr. Stack spent six years as a sell-side securities analyst, principally with Robertson Stephens & Company. He was a member of the technology research group, specializing in the computer services industry. Mr. Stack began his investment career in 1983 at The Chase Manhattan Bank, NA.

                                      ATSF
                       BRMCG- 3 BlackRock Mid Cap Growth

[QUESTION MARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                              AVERAGE ANNUAL TOTAL RETURN
                                                                                 (WITHOUT SALES LOADS)
                                                                  ---------------------------------------------------
                                                      INCEPTION    TOTAL                               10 YEARS
   ATSF PORTFOLIO      SIMILAR SUB-ADVISER FUND(1)      DATE      ASSETS     1 YEAR    5 YEARS   (OR SINCE INCEPTION)
   --------------      ----------------------------   ---------   -------   --------   -------   --------------------
BlackRock Mid Cap      BlackRock Mid-Cap Growth       12/27/96    $147.8M   (28.91)%    2.67%            4.56%
  Growth               Equity Portfolio

(1) The information included is for Investor Class A shares. Class A returns include a 4.5% maximum front-end load.

                                      ATSF
                       BRMCG- 4 BlackRock Mid Cap Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                               2002       2001*
                                                              -------    -------
Net Asset value, beginning of year                            $ 10.28    $ 10.00
                                                              -------    -------
  Income from operations:
    Net investment income (loss)                                (0.06)     (0.03)
    Net realized and unrealized gain (loss) on investments      (2.79)      0.31
                                                              -------    -------
      Net income (loss) from operations                         (2.85)      0.28
                                                              -------    -------
  Distributions:
    Dividends from net investment income                         0.00       0.00
    Distributions from net realized gains on investments         0.00       0.00
                                                              -------    -------
      Total distributions                                        0.00       0.00
                                                              -------    -------
Net asset value, end of year                                  $  7.43    $ 10.28
                                                              =======    =======
Total return                                                   (27.72)%     2.80%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $ 6,991    $ 1,058
    Ratio of total expenses to average net assets                4.05%      9.52%
    Ratio of net expenses to average net assets                  1.30%      1.30%
    Ratio of net investment income (loss) to average net
     assets                                                     (0.80)%    (0.78)%
    Portfolio turnover rate                                    189.08%    147.73%

* Portfolio commenced operations on August 17, 2001.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                       BRMCG- 5 BlackRock Mid Cap Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world

[CAPITAL GUARDIAN LOGO]  Capital Guardian Global
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital and income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio intends to concentrate its investments in such issues, the portfolio may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.

Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than

                                      ATSF
                         CGG- 1 Capital Guardian Global
other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

EMERGING MARKET RISK

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 7, 2000 is attributable to that firm.
                                      ATSF
                         CGG- 2 Capital Guardian Global

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                             47.84%
2000                                                                            -15.42%
2001                                                                            -10.36%
2002                                                                            -19.52%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter  12/31/99
Lowest:   (20.05)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                       SINCE INCEPTION
                             1 YEAR   (FEBRUARY 3, 1998)
                             ------   ------------------
Capital Guardian Global      (19.52)%       (0.79)%
Morgan Stanley Capital
  International World Index  (19.54)%      (19.83)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.05%      1.05%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.24%      0.24%
                                            -----------------
TOTAL                                       1.29%      1.54%
Expense reduction(b)                         N/A        N/A
                                            -----------------
NET OPERATING EXPENSES                      1.29%      1.54%
-------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.32%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $131     $409      $708      $1,556
Service Class                    $157     $486      $839      $1,834
---------------------------------------------------------------------

                                      ATSF
                         CGG- 3 Capital Guardian Global

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 1.05% of the first $150 million; 1.00% of assets over $150 million up to $300 million; 0.95% of assets over $300 million up to $500 million; and 0.925% on assets over $500 million.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfoliois managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organizationin 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVES is a Senior Vice President of Capital Guardian and a portfolio manager with research responsibilities for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.
                                      ATSF
                         CGG- 4 Capital Guardian Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                               YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------
                                               2002          2001        2000*         1999        1998*
                                             ---------     --------     --------     --------     -------
Net asset value, beginning of year           $  10.57      $ 12.06      $ 15.77      $ 10.66      $ 10.00
                                             --------      -------      -------      -------      -------
    Net investment income (loss)                 0.01         0.00         0.02        (0.01)        0.07
    Net realized and unrealized gain (loss)
      on investments                            (2.07)       (1.22)       (2.37)        5.12         0.59
                                             --------      -------      -------      -------      -------
      Net income (loss) from operations         (2.06)       (1.22)       (2.35)        5.11         0.66
                                             --------      -------      -------      -------      -------
Distributions:
    Dividends from net investment income        (0.02)        0.00         0.00         0.00         0.00
    Distributions from net realized gains
      on investments                             0.00        (0.27)       (1.36)        0.00         0.00
                                             --------      -------      -------      -------      -------
      Total distributions                       (0.02)       (0.27)       (1.36)        0.00         0.00
                                             --------      -------      -------      -------      -------
Net asset value, end of year                 $   8.49      $ 10.57      $ 12.06      $ 15.77      $ 10.66
                                             ========      =======      =======      =======      =======
Total return                                   (19.52)%     (10.36)%     (15.42)%      47.84%        6.60%
Ratios and supplemental data:
  Net assets at, end of year (in thousands)  $120,447      $44,477      $50,351      $40,770      $24,865
  Ratio of total expenses to average net
    assets                                       1.29%        1.35%        1.30%        1.49%        1.55%
  Ratio of net expenses to average net
    assets                                       1.29%        1.34%        1.28%        1.48%        1.49%
  Ratio of net investment income (loss) to
    average net assets                           0.17%        0.03%        0.08%       (0.12)%       0.75%
  Portfolio turnover rate                       33.01%          45%         303%         157%         128%

* Effective October 9, 2000, the name of the Endeavor Select Portfolio was changed to Capital Guardian Global and Capital Guardian Trust Company became the Portfolio's investment adviser. The Portfolio commenced operations on February 3, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                         CGG- 5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations

[CAPITAL GUARDIAN LOGO]  Capital Guardian U.S. Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents. The sub-adviser's judgment regarding the current investment outlook will determine the relative amounts to be invested in these different asset classes.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth

                                      ATSF
                     CGUSE- 1 Capital Guardian U.S. Equity
companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2001                                                                             -3.38%
2002                                                                            -23.80%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.07%  Quarter  12/31/01
Lowest:   (19.01)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2001)

                                      SINCE INCEPTION
                           1 YEAR    (OCTOBER 9, 2000)
                           ------    -----------------
Capital Guardian U.S.
  Equity                   (23.80)%       (12.47)%
S&P 500 Composite Stock
  Index                    (22.09)%       (17.81)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

                                      ATSF
                     CGUSE- 2 Capital Guardian U.S. Equity

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.13%      0.13%
                                            ----------------
TOTAL                                       0.98%      1.23%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.98%      1.23%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.06%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.06%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $100     $312      $542      $1,201
Service Class                    $125     $390      $676      $1,489
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% on assets over $300 million up to $500 million; and 0.775% on assets over $500 million.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.
                                      ATSF
                     CGUSE- 3 Capital Guardian U.S. Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                   YEAR ENDED DECEMBER 31,
                                                              ----------------------------------
                                                                2002          2001        2000*
                                                              ---------     --------     -------
Net asset value, beginning of year                            $   9.74      $ 10.10      $ 10.00
                                                              --------      -------      -------
  Net investment income (loss)                                    0.03         0.01         0.01
  Net realized and unrealized gain (loss) on investments         (2.35)       (0.35)        0.09
                                                              --------      -------      -------
    Net increase income from operations                          (2.32)       (0.34)        0.10
                                                              --------      -------      -------
Distributions:
  Dividends from net investment income                           (0.01)       (0.01)        0.00
  Distributions from net realized gains on investments           (0.02)       (0.01)        0.00
                                                              --------      -------      -------
    Total distributions                                          (0.03)       (0.02)        0.00
                                                              --------      -------      -------
Net asset value, end of year                                  $   7.39      $  9.74      $ 10.10
                                                              ========      =======      =======
Total return                                                    (23.80)%      (3.38)%       1.00%
Ratios and supplemental data:
  Net assets at end of year (in thousands)                    $116,484      $50,334      $33,507
  Ratio of total expenses to average net assets                   0.98%        1.09%        1.13%
  Ratio of net expenses to average net assets                     0.98%        1.08%        1.13%
  Ratio of net investment income (loss) to average net
    assets                                                        0.43%        0.19%        0.45%
  Portfolio turnover rate                                        22.69%          39%         108%

*  The Portfolio commenced operations on October 9, 2000.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                     CGUSE- 4 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after theIPO relative to the price at which they werepurchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial,and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, Initial Class and Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future returns.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.
                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                              4.09%
1995                                                                             34.59%
1996                                                                             23.84%
1997                                                                             24.81%
1998                                                                              7.56%
1999                                                                             -3.06%
2000                                                                              5.57%
2001                                                                              6.64%
2002                                                                            -20.70%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   14.89%  Quarter  12/31/98
Lowest:   (21.13)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                        1 YEAR   5 YEARS   (MAY 27, 1993)
                        ------   -------   ---------------
Capital Guardian Value  (20.70)% (1.42)%         7.89%
Russell 1000 Value
  Index                 (15.52)%  1.16%         10.15%*

* From 5/31/93
* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                            ----------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.

PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

Karen A. Miller is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001        2000*         1999         1998
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year          $  17.35     $  17.58     $  19.99     $  21.68     $  20.70
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.18         0.16         0.15         0.18         0.22
  Net realized and unrealized gain (loss)
    on investments                             (3.75)        1.01         0.68        (0.72)        1.36
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (3.57)        1.17         0.83        (0.54)        1.58
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.11)       (0.14)       (0.19)       (0.24)       (0.22)
  Distributions from net realized gains on
    investments                                (0.52)       (1.26)       (3.05)       (0.91)       (0.38)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.63)       (1.40)       (3.24)       (1.15)       (0.60)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $  13.15     $  17.35     $  17.58     $  19.99     $  21.68
                                            ========     ========     ========     ========     ========
Total return                                  (20.70)%       6.64%        5.57%       (3.06)%       7.56%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $286,725     $217,637     $182,354     $209,653     $246,102
  Ratio of total expenses to average net
    assets                                      0.91%        0.95%        0.93%        0.95%        0.85%
  Ratio of net expenses to average net
    assets                                      0.91%        0.94%        0.91%        0.88%        0.84%
  Ratio of net investment income (loss) to
    average net assets                          1.23%        1.01%        0.77%        0.77%        1.10%
  Portfolio turnover rate                      39.43%          55%          85%          51%          19%

* Effective October 9, 2000, the name of the Endeavor Value Equity Portfolio was changed to Capital Guardian Value and Capital Guardian Trust Company became the Portfolio's investment adviser.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Growth of capital over the long term and is willing to assume the risk of short-term share price fluctuations

[JENNISON ASSOCIATES LOGO]    Jennison Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC (Jennison), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

The sub-adviser uses a bottom up approach, researching and evaluating individual companies, to manage the portfolio's investments.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth

 - Above average revenue and earnings per share growth

 - Sustainable or improving profitability

 - Strong balance sheets

In addition, the sub-adviser looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the S&P 500 Index. In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

 - Strong market position with a defensible franchise

 - Unique marketing competence

 - Strong research and development leading to superior new product flow

 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers. For purposes of the 20% limit, ADRs and other similar receipts or shares are not considered to be foreign securities.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

                                      ATSF
                            JNGR- 1 Jennison Growth

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum distribution fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1997                                                                             16.81%
1998                                                                              5.18%
1999                                                                              4.79%
2000                                                                            -11.58%
2001                                                                            -18.54%
2002                                                                            -30.74%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.24%  Quarter  12/31/01
Lowest:   (19.36)% Quarter  09/30/01

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison Associates LLC has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance prior to October 9, 2000 is attributable to that firm.
                                      ATSF
                            JNGR- 2 Jennison Growth

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                              SINCE INCEPTION
                       1 YEAR    5 YEARS    (NOVEMBER 18, 1996)
                       -------   --------   -------------------
Jennison Growth        (30.74)%  (11.28)%          (6.89)%
S&P 500 Composite
  Stock Index          (22.09)%   (0.58)%           4.45 %

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.14%      0.14%
                                            ----------------
TOTAL                                       0.99%      1.24%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.99%      1.24%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.99%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.99%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $101     $315      $547      $1,213
Service Class                    $126     $393      $681      $1,500
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Jennison Associates LLC (Jennison)

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.85%.

PORTFOLIO MANAGERS: SPIROS "SIG" SEGALAS, KATHLEEN A. MCCARRAGHER and MICHAEL A. DEL BALSO serve as co-managers of this portfolio.

Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years.

Ms. McCarragher is a Director and an Executive Vice President of Jennison. Ms. McCarragher joined Jennison on 1998 after a 17-year investment career, including positions at Weiss, Peck & Greer L.L.C. (1992 to 1998) as a managing director and director of large cap growth equities and State Street Research & Management Company, where she was a member of the Investment Committee.

Mr. Del Balso is a Director and an Executive Vice President of Jennison, where he as been part of the investment team since 1972.

                                      ATSF
                            JNGR- 3 Jennison Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                         YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------
                                                            2002        2001      2000*       1999       1998
                                                          ---------   --------   --------   --------   --------
Net asset value, beginning of year                        $   8.23    $ 10.30    $ 12.56    $ 12.22    $ 11.75
                                                          --------    -------    -------    -------    -------
Income from operations:
  Net investment income (loss)                               (0.01)     (0.02)      0.20       0.18       0.11
  Net realized and unrealized gain (loss) on investments     (2.52)     (1.87)     (1.56)      0.41       0.50
                                                          --------    -------    -------    -------    -------
    Net income (loss) from operations                        (2.53)     (1.89)     (1.36)      0.59       0.61
                                                          --------    -------    -------    -------    -------
Distributions:
  Dividends from net investment income                        0.00      (0.18)     (0.18)     (0.13)     (0.05)
  Distributions from net realized gains on investments        0.00       0.00      (0.72)     (0.12)     (0.09)
                                                          --------    -------    -------    -------    -------
    Total distributions                                       0.00      (0.18)     (0.90)     (0.25)     (0.14)
                                                          --------    -------    -------    -------    -------
Net asset value, end of period                            $   5.70    $  8.23    $ 10.30    $ 12.56    $ 12.22
                                                          ========    =======    =======    =======    =======
Total return                                                (30.74)%   (18.54)%   (11.58)%     4.79%      5.18%
Ratios and supplemental data:
  Net assets at end of year (in thousands)                $115,138    $34,245    $36,458    $44,900    $45,506
  Ratio of total expenses to average net assets               1.04%      1.01%      1.00%      0.91%      1.00%
  Ratio of net expenses to average net assets                 0.99%      1.01%      0.93%      0.85%      0.98%
  Ratio of net investment income (loss) to average net
    assets                                                   (0.10)%    (0.13)%     1.60%      1.34%      1.22%
  Portfolio turnover rate                                    67.76%        78%       166%        48%        43%

* Effective October 9, 2000, the name of the Endeavor Opportunity Value Portfolio was changed to Jennison Growth and Jennison Associates LLC became the investment adviser to the Portfolio.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                            JNGR- 4 Jennison Growth

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON LOGO)    Salomon All Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve the portfolio's investment objective by investing principally in:

 - Common stocks

 - Convertible securities

To a lesser extent, the portfolio may invest in:

 - Cash and cash equivalents

This portfolio is non-diversified. The portfolio will primarily invest in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

In seeking capital appreciation, the portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small- to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. While SaBAM selects investments primarily for their capital appreciation potential, it may also consider a company's dividend-paying record and the potential for an improved dividend return. The portfolio may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

 - Low market valuations measured by SaBAM's valuation models.

 - Positive changes in earnings prospects because of factors, such as:

     New, improved or unique products and services

     New or rapidly expanding markets for the company's products

     New management

     Changes in the economic, financial, regulatory or political environment particularly affecting the company

     Effective research, product development and marketing

     A business strategy not yet recognized by the marketplace.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors
                                      ATSF
                             SAC- 1 Salomon All Cap
affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                             18.30%
2001                                                                              2.09%
2002                                                                            -24.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   13.19%  Quarter  12/31/99
Lowest:   (20.03)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                              1 YEAR     (MAY 3, 1999)
                              ------    ---------------
Salomon All Cap               (24.71)%        1.36%
Russell 3000 Index            (21.54)%       (8.58)%

* Initial Class shares; information in not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                             SAC- 2 Salomon All Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.83%      0.83%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                            ----------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
---------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Salomon Brothers Asset Management Inc

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% up to $100 million; 0.80% over $100 million.

PORTFOLIO MANAGERS:

JOHN B. GOODE is a co-portfolio manager of this portfolio. Mr. Goode has 33 years of investment experience, all with SaBAM and its affiliates.

PETER J. HABLE is co-portfolio manager of this portfolio. Mr. Hable has 18 years of industry experience, all with SaBAM and its affiliates.
                                      ATSF
                             SAC- 3 Salomon All Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------
                                                                2002        2001       2000       1999*
                                                              --------    --------    -------    -------
Net asset value, beginning of year                            $  13.06    $  12.99    $ 11.18    $ 10.00
                                                              --------    --------    -------    -------
  Income from operations:
    Net investment income (loss)                                  0.06        0.19       0.14       0.08
    Net realized and unrealized gain (loss) on investments       (3.28)       0.09       1.90       1.48
                                                              --------    --------    -------    -------
      Net income (loss) from operations                          (3.22)       0.28       2.04       1.56
                                                              --------    --------    -------    -------
  Distributions:
    Dividends from net investment income                         (0.10)      (0.20)     (0.20)     (0.38)
    Distributions from net realized gains on investments         (0.04)      (0.01)     (0.03)      0.00
                                                              --------    --------    -------    -------
      Total distributions                                        (0.14)      (0.21)     (0.23)     (0.38)
                                                              --------    --------    -------    -------
Net asset value, end of year                                  $   9.70    $  13.06    $ 12.99    $ 11.18
                                                              ========    ========    =======    =======
Total return                                                    (24.71)%      2.09%     18.30%     15.57%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $308,823    $287,881    $85,730    $ 6,686
    Ratio of total expenses to average net assets                 0.91%       1.00%      1.25%      2.87%
    Ratio of net expenses to average net assets                   0.91%       1.00%      1.00%      1.00%
    Ratio of net investment income (loss) to average net
      assets                                                      0.56%       1.43%      1.11%      1.09%
    Portfolio turnover rate                                     134.48%      83.12%    117.91%    216.29%

* Portfolio commenced operations on May 3, 1999.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                             SAC- 4 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who, is
willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers, but must meet federal tax requirements.

(THIRD AVENUE LOGO)    Third Avenue Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing at least 80% of the portfolio assets in:

 - Common stocks

 - Debt securities

 - High-yield/high-risk fixed-income securities

 - Foreign securities

The portfolio invests to a lesser extent, in trade claims. (Trade claims are interests in amounts owed to suppliers or services and are purchased from creditors of companies in financial difficulty.)

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Third Avenue defines value as buying "what is safe and cheap," with the primary emphasis on safe. Attractive equity investments generally exhibit four essential characteristics:

 - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high quality assets.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio's classification as "non-diversified" under the Investment Company Act of 1940 (1940 Act) means that the portfolio has the ability to take larger positions in a smaller number of issuers.

However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested an any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DEBT SECURITIES

Debt securities are subject to credit risk and interest rate risk.

                                      ATSF
                           TAV- 1 Third Avenue Value

HIGH-YIELD/HIGH-RISK SECURITIES

- credit risk

- greater sensitivity to interest rate movements

- greater vulnerability to economic changes

- decline in market value in event of default

- less liquidity

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service class shares were introduced May 1, 2003. The chart shows changes in the portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1998                                                                             -6.84%
1999                                                                             15.72%
2000                                                                             35.47%
2001                                                                              6.17%
2002                                                                            -11.87%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter  03/31/00
Lowest:   (20.10)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                                  SINCE
                                                INCEPTION
                                 1 YEAR     (JANUARY 2, 1998)
                                ---------   -----------------
Third Avenue Value                (11.87)%         6.45 %
S&P 500 Composite Stock Index     (22.09)%        (0.58)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                           TAV- 2 Third Avenue Value

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                            ----------------
TOTAL                                       0.89%      1.14%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 91     $284      $493      $1,096
Service Class                    $116     $362      $628      $1,386
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISERS: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Third Avenue Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGERS: MARTIN J. WHITMAN AND YANG T. LIE serve as co-portfolio managers. Mr. Whitman has served as portfolio manager since the portfolio's inception and is chairman and co-chief investment officer of Third Avenue Management LLC (Third Avenue). Prior to joining EQSF in 1996, Ms. Lie was an equity analyst for Prudential Securities. Ms. Lie has served as co-manager since September, 2001.

                                      ATSF
                           TAV- 3 Third Avenue Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------
                                                          2002       2001      2000      1999      1998*
                                                        --------   --------   -------   -------   -------
Net asset value, beginning of year                      $  14.52   $  13.71   $ 10.45   $  9.29   $ 10.00
                                                        --------   --------   -------   -------   -------
  Income from operations:
    Net investment income (loss)                            0.06       0.11      0.20      0.16      0.06
    Net realized and unrealized gain (loss) on
      investments                                          (1.78)      0.73      3.50      1.28     (0.74)
                                                        --------   --------   -------   -------   -------
      Net income (loss) from operations                    (1.72)      0.84      3.70      1.44     (0.68)
                                                        --------   --------   -------   -------   -------
  Distributions:
    Dividends from net investment income                   (0.07)     (0.01)    (0.12)    (0.28)    (0.03)
    Distributions from net realized gains on
      investments                                          (0.34)     (0.02)    (0.32)     0.00      0.00
                                                        --------   --------   -------   -------   -------
      Total distributions                                  (0.41)     (0.03)    (0.44)    (0.28)    (0.03)
                                                        --------   --------   -------   -------   -------
Net asset value, end of year                            $  12.39   $  14.52   $ 13.71   $ 10.45   $  9.29
                                                        ========   ========   =======   =======   =======
Total return                                              (11.87)%     6.17%    35.47%    15.72%    (6.84)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)            $251,993   $163,895   $92,742   $19,217   $18,206
    Ratio of total expenses to average net assets           0.89%      0.92%     0.92%     1.06%     1.13%
    Ratio of net expenses to average net assets             0.89%      0.92%     0.92%     1.00%     1.00%
    Ratio of net investment income (loss) to average
      net assets                                            0.47%      0.76%     1.56%     1.76%     0.63%
    Portfolio turnover rate                                 5.31%     18.13%    24.05%     9.56%     4.35%

* Portfolio commenced operations on January 2, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver and fees paid indirectly.

                                      ATSF
                           TAV- 4 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.
                                      ATSF
                           TE- 1 Transamerica Equity

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             22.20%
1994                                                                              7.19%
1995                                                                             52.84%
1996                                                                             27.36%
1997                                                                             46.50%
1998                                                                             43.28%
1999                                                                             37.79%
2000                                                                             -9.69%
2001                                                                            -17.63%
2002                                                                            -22.24

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/99
Lowest:   (18.38)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                            1 YEAR   5 YEARS   10 YEARS
                            ------   -------   --------
Transamerica Equity         (22.24)%   2.69%    15.80%
S&P 500 Composite Stock
  Index                     (22.09)%  (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                            ----------------
TOTAL                                       0.82%      1.07%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $590      $1,306
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.75%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at

                                      ATSF
                           TE- 2 Transamerica Equity

Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
    ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
    --------------       ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Equity      Transamerica Premier       10/2/95     $111.2M    (24.43)%  (0.87)%          8.36%
                           Equity Fund(1)

(1) This fund does not have a sales load.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  17.67    $  21.78    $  26.61    $  19.36    $  14.75
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                   (0.04)      (0.07)      (0.14)      (0.09)      (0.01)
    Net realized and unrealized gain (loss) on
      investments                                  (3.89)      (3.77)      (2.23)       7.40        6.38
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (3.93)      (3.84)      (2.37)       7.31        6.37
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income            0.00        0.00        0.00        0.00        0.00
    Dividends from net realized gains on
      investments                                   0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
      Total distributions                           0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  13.74    $  17.67    $  21.78    $  26.61    $  19.36
                                                ========    ========    ========    ========    ========
Total return                                      (22.24)%    (17.63)%     (9.69)%     37.79%      43.28%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $370,216    $244,735    $254,920    $238,655    $107,892
    Ratio of total expenses to average net
      assets                                        0.82%       0.91%       0.86%       0.90%       0.96%
    Ratio of net expenses to average net
      assets                                        0.82%       0.85%       0.85%       0.85%       0.85%
    Ratio of net investment income (loss) to
      average net assets                           (0.24)%     (0.39)%     (0.60)%     (0.49)%     (0.32)%
    Portfolio turnover rate                        22.98%      51.23%      37.76%      28.79%      34.41%

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Ratio of net expenses to average net assets is net of the advisory fee waiver and fees paid indirectly.

                                      ATSF
                           TE- 4 Transamerica Equity

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

COSTS AND MARKET TIMING/FREQUENT TRANSFERS

Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                      Retirement Income Builder Prospectus

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2003

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Conservative Portfolio

[BULLSEYE ICON]             (formerly, Conservative Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 30% of assets in equities and 50% of assets in bonds, and 20% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

AFTA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                TOTAL OPERATING
     UNDERLYING PORTFOLIO:      EXPENSE RATIOS
     ---------------------      ---------------
American Century Income &
  Growth                               1.40%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Mid Cap                        1.00%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
T. Rowe Price Growth Stock             0.87%
T. Rowe Price Small Cap                0.96%
Third Avenue Value                     0.89%
Transamerica Convertible
  Securities                           1.08%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                            ----------------
TOTAL                                       0.19%      0.44%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitledto reimbursement by the portfolio of fees waived orreduced during any of the previous 36 monthsbeginning on the date of the expense limitationagreement if on any day the estimated annualizedportfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $19      $ 61      $107       $243
Service Class                    $45      $141      $246       $555
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (0.97)
                                                                   --------
      Net income (loss) from operations                               (0.91)
                                                                   --------
  Distributions:
    Dividends from net income                                          0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   9.09
                                                                   ========
Total return                                                          (9.10)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $169,834
    Ratio of expenses to average net assets                            0.19 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.07 %
    Portfolio turnover rate                                           28.27 %

* Portfolio commenced operations on May 1, 2002

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Growth Portfolio

[BULLSEYE ICON]             (formerly, Aggressive Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios based on the investment objective.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in short-term securities.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

ASSET ALLOCATION -- GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Dreyfus Small Cap Value                 0.88%
Federated Growth & Income               0.81%
Great Companies -- America(SM)          0.88%
Great Companies -- Technology(SM)       1.00%
Jennison Growth                         0.99%
PBHG/NWQ Value Select                   0.89%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
Third Avenue Value                      0.89%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%
Van Kampen Emerging Growth              0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolio in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratio of the Portfolio (calculated as a percentage of average net assets) is estimated to be: 1.18%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.11%      0.11%
                                            ----------------
TOTAL                                       0.21%      0.46%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.21%      0.46%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Classes are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $22      $ 68      $118       $268
Service Class                    $47      $148      $258       $579
---------------------------------------------------------------------

                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio.
[MONEY ICON]

FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.91)
                                                                   --------
      Net income (loss) from operations                               (1.83)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.17
                                                                   ========
Total return                                                         (18.30)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $156,176
    Ratio of expenses to average net assets                            0.21 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.43 %
    Portfolio turnover rate                                           19.99 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Moderate Portfolio

[BULLSEYE ICON]             (formerly, Moderate Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities and 35% of assets in bonds, 15% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report).

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Clarion Real Estate Securities          0.98%
Dreyfus Mid Cap                         1.00%
GE U.S. Equity                          0.92%
Great Companies -- America(SM)          0.88%
Jennison Growth                         0.99%
MFS High Yield                          0.91%
PBHG/NWQ Value Select                   0.89%
PIMCO Total Return                      0.78%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
T. Rowe Price Growth Stock              0.87%
T. Rowe Price Small Cap                 0.96%
Third Avenue Value                      0.89%
Transamerica Convertible
  Securities                            1.08%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.08%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                            ----------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (1.25)
                                                                   --------
      Net income (loss) from operations                               (1.19)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.81
                                                                   ========
Total return                                                         (11.90)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $405,684
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.03 %
    Portfolio turnover rate                                           20.60 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]  Asset Allocation -- Moderate Growth Portfolio

[BULLSEYE ICON]            (formerly Moderately Aggressive Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, and 30% of assets in bonds and cash, with approximately 20% being allocated to bonds and the remaining 10% to cash. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security torepay principal prior to a security's maturity cancause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                  TOTAL OPERATING
UNDERLYING PORTFOLIO              EXPENSE RATIOS
--------------------              ---------------
American Century Income & Growth       1.40%
American Century International         1.20%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Small Cap Value                0.88%
Federated Growth & Income              0.81%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Great
  Companies -- Technology(SM)          1.00%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PBHG/NWQ Value Select                  0.89%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
Third Avenue Value                     0.89%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%
Van Kampen Emerging Growth             0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be: 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                            ----------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio.

                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.56)
                                                                   --------
      Net income (loss) from operations                               (1.48)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.52
                                                                   ========
Total return                                                         (14.80)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $396,608
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.33 %
    Portfolio turnover rate                                           22.84 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

COSTS AND MARKET TIMING/FREQUENT TRANSFERS

Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                    Retirement Income Builder II Prospectus

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2003

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               JGL-1    Janus Global
                                               JGR-1    Janus Growth
                                                TE-1    Transamerica Equity
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the significant risks associated with foreign investing.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

[JANUS LOGO]    Janus Global
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus) seeks to achieve the portfolio's investment objective by investing principally in:

 - Common stocks of foreign and domestic issuers

 - Depositary receipts including ADRs, GDRs and EDRs

The portfolio may also use forward foreign currency contracts for hedging.

Janus' main strategy is to use a "bottom up" approach to build the portfolio's investment portfolio. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Foreign securities are generally selected on a stock-by-stock basis without regard to defined allocation among countries or geographic regions.

When evaluating foreign investments, Janus (in addition to looking at individual companies) considers such factors as:

- Expected levels of inflation in various countries

- Government policies that might affect business conditions

- The outlook for currency relationships

- Prospects for economic growth among countries, regions or geographic areas

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DEPOSITARY RECEIPTS

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. They are subject to some of the same risks as direct investments in foreign securities, including currency risk. The regulatory requirements with respect to depositary receipts that are issued in sponsored and unsponsored programs are generally similar, but the issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the depositary receipts.

                                      ATSF
                              JGL- 1 Janus Global

FORWARD FOREIGN CURRENCY CONTRACTS

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline. Such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise.

Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the portfolio's limitation on investing in illiquid securities.

If the portfolio manager's judgment of markets proves incorrect or the strategy does not correlate well with a portfolio's investment, the use of such hedging transactions could result in a loss regardless of whether the intent was to reduce risk or increase return and may increase a portfolio's volatility. In addition, in the event that non-exchange traded forward currency contracts are used, such transactions could result in a loss if the counterparty to the transaction does not perform as promised.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             35.05%
1994                                                                              0.25%
1995                                                                             23.06%
1996                                                                             27.74%
1997                                                                             18.75%
1998                                                                             30.01%
1999                                                                             71.10%
2000                                                                            -17.55%
2001                                                                            -22.84%
2002                                                                            -26.02%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   46.11%  Quarter  12/31/99
Lowest:   (20.75)% Quarter  12/31/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                              1 YEAR    5 YEARS   10 YEARS
                              -------   -------   --------
Janus Global                  (26.02)%   0.92%     10.22%
Morgan Stanley Capital
  International World Index   (19.54)%  (1.76)%     6.70%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                              JGL- 2 Janus Global

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.12%      0.12%
                                   ----------------
TOTAL                              0.92%      1.17%
Expense reduction(b)                N/A        N/A
                                   ----------------
NET OPERATING EXPENSES             0.92%      1.17%
---------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02.
    Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 94     $293      $509      $1,131
Service Class                    $119     $372      $644      $1,420
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

MANAGEMENT FEE: As a percentage of the portfolio's average daily net assets -- 0.80%.

PORTFOLIO MANAGERS:

HELEN YOUNG HAYES, CFA and LAURENCE CHANG, CFA have served as co-portfolio managers of this portfolio since January 2000. Ms. Hayes has served as manager of this portfolio since its inception. She has been employed by Janus since 1987.

Mr. Chang has been employed by Janus since 1993.

                                      ATSF
                              JGL- 3 Janus Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                           2002         2001          2000          1999          1998
                                         --------    ----------    ----------    ----------    ----------
Net asset value, beginning of year       $  18.32    $    23.97    $    37.46    $    23.71    $    19.04
                                         --------    ----------    ----------    ----------    ----------
  Income from operations:
    Net investment income (loss)             0.09          0.10          0.02         (0.04)         0.05
    Net realized and unrealized gain
      (loss) on investments                 (4.82)        (5.57)        (6.06)        16.42          5.61
                                         --------    ----------    ----------    ----------    ----------
      Net income (loss) from operations     (4.73)        (5.47)        (6.04)        16.38          5.66
                                         --------    ----------    ----------    ----------    ----------
  Distributions:
    Dividends from net investment
      income                                (0.43)        (0.18)        (0.90)         0.00         (0.13)
    Distributions from net realized
      gains on investments                   0.00          0.00         (6.55)        (2.63)        (0.86)
                                         --------    ----------    ----------    ----------    ----------
      Total distributions                   (0.43)        (0.18)        (7.45)        (2.63)        (0.99)
                                         --------    ----------    ----------    ----------    ----------
Net asset value, end of year             $  13.16    $    18.32    $    23.97    $    37.46    $    23.71
                                         ========    ==========    ==========    ==========    ==========
Total return                               (26.02)%      (22.84)%      (17.55)%       71.10 %       30.01 %
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                         $635,357    $1,082,192    $1,717,573    $1,926,210    $1,069,765
    Ratio of expenses to average net
      assets                                 0.92 %        0.95 %        0.89 %        0.92 %        0.95 %
    Ratio of net investment income
      (loss) to average net assets           0.60 %        0.50 %        0.06 %       (0.14)%        0.23 %
    Portfolio turnover rate                 67.40 %       83.21 %       82.42 %       68.10 %       87.36 %

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                              JGL- 4 Janus Global

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

[JANUS LOGO]    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity Securities

The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shareshave different expense structures. Initial Classshares can have up to a maximum distributionfee (12b-1 fee) equal to an annual rate of0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                              3.97%
1994                                                                             -8.31%
1995                                                                             47.12%
1996                                                                             17.96%
1997                                                                             17.54%
1998                                                                             64.47%
1999                                                                             59.67%
2000                                                                            -28.94%
2001                                                                            -28.20%
2002                                                                            -29.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter  12/31/99
Lowest:   (31.92)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Janus Growth              (29.92)%   (1.25)%    6.21%
S&P 500 Composite
  Stock Index             (22.09)%   (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                            ----------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.01%      0.01%
                                            ----------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                              JGR- 2 Janus Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $274      $477      $1,061
Service Class                    $112     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                        FOR THE YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------
                                          2002          2001          2000          1999          1998
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year     $    32.65    $    47.34    $    78.00    $    59.94    $    36.84
                                       ----------    ----------    ----------    ----------    ----------
  Income from operations:
    Net investment income (loss)            (0.09)        (0.12)        (0.14)        (0.04)         0.12
    Net realized and unrealized gain
      (loss) on investments                 (9.68)       (13.24)       (21.10)        34.02         23.49
                                       ----------    ----------    ----------    ----------    ----------
      Net income (loss) from
         operations                         (9.77)       (13.36)       (21.24)        33.98         23.61
                                       ----------    ----------    ----------    ----------    ----------
  Distributions:
    Dividends from net investment
      income                                 0.00          0.00         (0.10)        (1.17)        (0.09)
    Distributions from net realized
      gains on investments                   0.00         (1.33)        (9.32)       (14.75)        (0.42)
                                       ----------    ----------    ----------    ----------    ----------
      Total distributions                    0.00         (1.33)        (9.42)       (15.92)        (0.51)
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, end of year           $    22.88    $    32.65    $    47.34    $    78.00    $    59.94
                                       ==========    ==========    ==========    ==========    ==========
Total return                               (29.92)%      (28.20)%      (28.94)%       59.67 %       64.47%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                       $1,109,540    $1,892,586    $2,957,087    $4,141,240    $3,086,057
    Ratio of expenses to average net
      assets                                 0.86 %        0.89 %        0.82 %        0.82 %        0.83%
    Ratio of net investment income
      (loss) to average net assets          (0.33)%       (0.33)%       (0.18)%       (0.05)%        0.25%
    Portfolio turnover rate                 67.50 %       60.30 %       49.08 %       70.95 %       35.29%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

[TRANSAMERICA LOGO]    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                           TE- 1 Transamerica Equity

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             22.20%
1994                                                                              7.19%
1995                                                                             52.84%
1996                                                                             27.36%
1997                                                                             46.50%
1998                                                                             43.28%
1999                                                                             37.79%
2000                                                                             -9.69%
2001                                                                            -17.63%
2002                                                                            -22.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/99
Lowest:   (18.38)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                            1 YEAR   5 YEARS   10 YEARS
                            ------   -------   --------
Transamerica Equity         (22.24)%   2.69%    15.80%
S&P 500 Composite Stock
  Index                     (22.09)%  (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                            ----------------
TOTAL                                       0.82%      1.07%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $590      $1,306
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.75%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at

                                      ATSF
                           TE- 2 Transamerica Equity

Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
    ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
    --------------       ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Equity      Transamerica Premier       10/2/95     $111.2M    (24.43)%  (0.87)%          8.36%
                           Equity Fund(1)

(1) This fund does not have a sales load.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  17.67    $  21.78    $  26.61    $  19.36    $  14.75
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                   (0.04)      (0.07)      (0.14)      (0.09)      (0.01)
    Net realized and unrealized gain (loss) on
      investments                                  (3.89)      (3.77)      (2.23)       7.40        6.38
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (3.93)      (3.84)      (2.37)       7.31        6.37
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income            0.00        0.00        0.00        0.00        0.00
    Dividends from net realized gains on
      investments                                   0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
      Total distributions                           0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  13.74    $  17.67    $  21.78    $  26.61    $  19.36
                                                ========    ========    ========    ========    ========
Total return                                      (22.24)%    (17.63)%     (9.69)%     37.79 %     43.28 %
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $370,216    $244,735    $254,920    $238,655    $107,892
    Ratio of total expenses to average net
      assets                                        0.82 %      0.91 %      0.86 %      0.90 %      0.96 %
    Ratio of net expenses to average net
      assets                                        0.82 %      0.85 %      0.85 %      0.85 %      0.85 %
    Ratio of net investment income (loss) to
      average net assets                           (0.24)%     (0.39)%     (0.60)%     (0.49)%     (0.32)%
    Portfolio turnover rate                        22.98 %     51.23 %     37.76 %     28.79 %     34.41 %

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Ratio of net expenses to average net assets is net of the advisory fee waiver and fees paid indirectly.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

[VAN KAMPEN LOGO] Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management Inc. (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures.

Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]

1994                                                                             -7.36%
1995                                                                             46.79%
1996                                                                             18.88%
1997                                                                             21.45%
1998                                                                             37.33%
1999                                                                            105.16%
2000                                                                            -11.92%
2001                                                                            -33.23%
2002                                                                            -33.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter   12/31/99
Lowest:      (25.80)% Quarter   12/31/00

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                                 SINCE
                                               INCEPTION
                        1 YEAR    5 YEARS   (MARCH 1, 1993)
                        -------   -------   ---------------
Van Kampen Emerging
  Growth                (33.06)%    2.10 %        10.69%
S&P 500 Composite
  Stock Index           (22.09)%   (0.58)%         9.25%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                            ----------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80% of the first $750 million; 0.75% over $750 million up to $1 billion; 0.70% over $1 billion.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                            2002          2001          2000          1999         1998
                                         ----------    ----------    ----------    ----------    --------
Net asset value, beginning of year       $    19.44    $    29.66    $    46.01    $    26.92    $  20.37
                                         ----------    ----------    ----------    ----------    --------
  Income from operations:
    Net investment income (loss)              (0.04)         0.01         (0.13)        (0.15)      (0.08)
    Net realized and unrealized gain
      (loss) on investments                   (6.39)        (9.84)        (4.55)        26.83        7.56
                                         ----------    ----------    ----------    ----------    --------
      Net income (loss) from operations       (6.43)        (9.83)        (4.68)        26.68        7.48
                                         ----------    ----------    ----------    ----------    --------
  Distributions:
    Dividends from net investment
      income                                  (0.01)        (0.02)        (0.41)        (0.21)       0.00
    Distributions from net realized
      gains on investments                     0.00         (0.37)       (11.26)        (7.38)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
      Total distributions                     (0.01)        (0.39)       (11.67)        (7.59)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
Net asset value, end of year             $    13.00    $    19.44    $    29.66    $    46.01    $  26.92
                                         ==========    ==========    ==========    ==========    ========
Total return                                 (33.06)%      (33.23)%      (11.92)%      105.16 %     37.33 %
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                         $  652,427    $1,077,677    $1,840,848    $1,916,025    $853,440
    Ratio of expenses to average net
      assets                                   0.88 %        0.92 %        0.85 %        0.87 %      0.89 %
    Ratio of net investment income
      (loss) to average net assets            (0.27)%        0.06 %       (0.26)%       (0.44)%     (0.36)%
    Portfolio turnover rate                  231.11 %      178.14 %      120.78 %      117.72 %     99.50 %

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

COSTS AND MARKET TIMING/FREQUENT TRANSFERS

Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV.
(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                   Retirement Income Builder - BAI Prospectus

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2003

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                AB-1    AEGON Bond
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                              CRES-1    Clarion Real Estate Securities
                                               DMC-1    Dreyfus Mid Cap
                                              DSCV-1    Dreyfus Small Cap Value (closed to new investors)
                                               FGI-1    Federated Growth & Income
                                               JGR-1    Janus Growth
                                              JNGR-1    Jennison Growth
                                             MFSHY-1    MFS High Yield
                                             PIMCO-1    PIMCO Total Return
                                               SAC-1    Salomon All Cap
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPSC-1    T. Rowe Price Small Cap
                                               TAV-1    Third Avenue Value
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                              VKEG-1    Van Kampen Emerging Growth


------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(AEGON LOGO)    AEGON Bond
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Banc One Investment Advisors Corporation (Banc
One), seeks to achieve the portfolio's objective by investing principally in:

 - U.S. government securities obligations, including Treasury and Agency Securities

 - Medium to high-quality corporate bonds

 - Mortgage-backed securities, including pass-through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

Banc One analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. Banc One looks for market sectors and individual securities that it believes will perform well over time. Banc One is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD/HIGH-RISK FIXED-INCOME SECURITIES

- credit risk

- greater sensitivity to interest rate movements

- greater vulnerability to economic changes

- decline in market value in event of default

- less liquidity

CREDIT RISK

The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment grade debt securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a debt security to decrease.

MORTGAGE AND OTHER ASSET-BACKED SECURITIES

Ginnie Maes, and other mortgage- and asset-backed securities, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The portfolio may receive unscheduled prepayments of principal due to voluntary prepayments, and refinancing or foreclosure on the underlying mortgage or other loans.

                                      ATSF
                                AB- 1 AEGON Bond

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             13.38%
1994                                                                             -6.94%
1995                                                                             22.99%
1996                                                                              0.14%
1997                                                                              9.16%
1998                                                                              9.32%
1999                                                                             -2.94%
2000                                                                             10.89%
2001                                                                              8.07%
2002                                                                              9.97%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     8.20%  Quarter  6/30/95
Lowest:     (4.90)% Quarter  3/31/94

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                              1 YEAR    5 YEARS   10 YEARS
                              -------   -------   --------
AEGON Bond                       9.97%     6.94%     7.09%
Lehman Brothers Aggregate
  Bond Index                    10.25%     7.55%     7.51%
Lehman Brothers U.S.
  Government/Credit (LBGCB)
  Index                         11.04%     7.62%     7.61%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

(1) Prior to May 1, 2002, this portfolio was sub-advised by AEGON USA Investment Management, LLC.
                                      ATSF
                                AB- 2 AEGON Bond

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.53%      0.78%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.53%      0.78%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operation 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.70%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $54      $170      $296       $665
Service Class                    $80      $249      $433       $966
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Banc One Investment Advisors Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.45%.

PORTFOLIO MANAGERS:

The portfolio is managed by a team of managers and research analysts.

                                      ATSF
                                AB- 3 AEGON Bond

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,*
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  11.96    $  11.14    $  10.61    $  11.59    $  11.14
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.64        0.63        0.67        0.64        0.64
    Net realized and unrealized gain (loss)
      on investments                                0.54        0.27        0.48       (0.97)       0.40
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations             1.18        0.90        1.15       (0.33)       1.04
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.46)      (0.08)      (0.62)      (0.65)      (0.59)
    Distributions from net realized gains on
      investments                                   0.00        0.00        0.00        0.00        0.00
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.46)      (0.08)      (0.62)      (0.65)      (0.59)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  12.68    $  11.96    $  11.14    $  10.61    $  11.59
                                                ========    ========    ========    ========    ========
Total return                                        9.97%       8.07%      10.89%      (2.94)%      9.32%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $331,734    $255,940    $142,027    $153,885    $170,744
    Ratio of expenses to average net assets         0.53%       0.55%       0.53%       0.53%       0.54%
    Ratio of net investment income (loss) to
      average net assets                            5.21%       5.42%       6.06%       5.67%       5.54%
    Portfolio turnover rate                        48.79%      52.79%      45.26%      26.40%      51.60%

* Prior to May 1, 2002, AEGON USA Investment Management, LLC served as sub-adviser to this portfolio.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                                AB- 4 AEGON Bond

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

[Aegon Transamerica Logo]   Asset Allocation -- Conservative Portfolio

[BULLSEYE ICON]             (formerly, Conservative Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 30% of assets in equities and 50% of assets in bonds, and 20% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

AFTA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                TOTAL OPERATING
     UNDERLYING PORTFOLIO:      EXPENSE RATIOS
     ---------------------      ---------------
American Century Income &
  Growth                               1.40%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Mid Cap                        1.00%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
T. Rowe Price Growth Stock             0.87%
T. Rowe Price Small Cap                0.96%
Third Avenue Value                     0.89%
Transamerica Convertible
  Securities                           1.08%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.19%      0.44%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitledto reimbursement by the portfolio of fees waived orreduced during any of the previous 36 monthsbeginning on the date of the expense limitationagreement if on any day the estimated annualizedportfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $19      $ 61      $107       $243
Service Class                    $45      $141      $246       $555
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (0.97)
                                                                   --------
      Net income (loss) from operations                               (0.91)
                                                                   --------
  Distributions:
    Dividends from net income                                          0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   9.09
                                                                   ========
Total return                                                          (9.10)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $169,834
    Ratio of expenses to average net assets                            0.19 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.07 %
    Portfolio turnover rate                                           28.27 %

* Portfolio commenced operations on May 1, 2002

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Growth Portfolio
                            (formerly, Aggressive Asset Allocation)


[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios based on the investment objective.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in short-term securities.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

ASSET ALLOCATION -- GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Dreyfus Small Cap Value                 0.88%
Federated Growth & Income               0.81%
Great Companies -- America(SM)          0.88%
Great Companies -- Technology(SM)       1.00%
Jennison Growth                         0.99%
PBHG/NWQ Value Select                   0.89%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
Third Avenue Value                      0.89%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%
Van Kampen Emerging Growth              0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolio in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratio of the Portfolio (calculated as a percentage of average net assets) is estimated to be: 1.18%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.21%      0.46%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.21%      0.46%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Classes are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $22      $ 68      $118       $268
Service Class                    $47      $148      $258       $579
---------------------------------------------------------------------

                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio.
[MONEY ICON]

FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.91)
                                                                   --------
      Net income (loss) from operations                               (1.83)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.17
                                                                   ========
Total return                                                         (18.30)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $156,176
    Ratio of expenses to average net assets                            0.21 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.43 %
    Portfolio turnover rate                                           19.99 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[Aegon Transamerica Logo]   Asset Allocation -- Moderate Portfolio
                            (formerly, Moderate Asset Allocation)

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities and 35% of assets in bonds, 15% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report).

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Clarion Real Estate Securities          0.98%
Dreyfus Mid Cap                         1.00%
GE U.S. Equity                          0.92%
Great Companies -- America(SM)          0.88%
Jennison Growth                         0.99%
MFS High Yield                          0.91%
PBHG/NWQ Value Select                   0.89%
PIMCO Total Return                      0.78%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
T. Rowe Price Growth Stock              0.87%
T. Rowe Price Small Cap                 0.96%
Third Avenue Value                      0.89%
Transamerica Convertible
  Securities                            1.08%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.08%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (1.25)
                                                                   --------
      Net income (loss) from operations                               (1.19)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.81
                                                                   ========
Total return                                                         (11.90)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $405,684
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.03 %
    Portfolio turnover rate                                           20.60 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[Aegon Transamerica Logo]  Asset Allocation -- Moderate Growth Portfolio
                           (formerly, Moderately Aggressive Asset Allocation)

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, and 30% of assets in bonds and cash, with approximately 20% being allocated to bonds and the remaining 10% to cash. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security torepay principal prior to a security's maturity cancause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                  TOTAL OPERATING
UNDERLYING PORTFOLIO              EXPENSE RATIOS
--------------------              ---------------
American Century Income & Growth       1.40%
American Century International         1.20%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Small Cap Value                0.88%
Federated Growth & Income              0.81%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Great
  Companies -- Technology(SM)          1.00%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PBHG/NWQ Value Select                  0.89%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
Third Avenue Value                     0.89%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%
Van Kampen Emerging Growth             0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be: 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio.

                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.56)
                                                                   --------
      Net income (loss) from operations                               (1.48)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.52
                                                                   ========
Total return                                                         (14.80)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $396,608
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.33 %
    Portfolio turnover rate                                           22.84 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world

[CAPITAL GUARDIAN LOGO]  Capital Guardian Global
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital and income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio intends to concentrate its investments in such issues, the portfolio may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.

Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than
                                      ATSF
                         CGG- 1 Capital Guardian Global
other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

EMERGING MARKET RISK

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 7, 2000 is attributable to that firm.
                                      ATSF
                         CGG- 2 Capital Guardian Global

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                             47.84%
2000                                                                            -15.42%
2001                                                                            -10.36%
2002                                                                            -19.52%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter  12/31/99
Lowest:   (20.05)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                       SINCE INCEPTION
                             1 YEAR   (FEBRUARY 3, 1998)
                             ------   ------------------
Capital Guardian Global      (19.52)%       (0.79)%
Morgan Stanley Capital
  International World Index  (19.54)%      (19.83)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.05%      1.05%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.24%      0.24%
                                           ------------------
TOTAL                                       1.29%      1.54%
Expense reduction(b)                         N/A        N/A
                                           ------------------
NET OPERATING EXPENSES                      1.29%      1.54%
-------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.32%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $131     $409      $708      $1,556
Service Class                    $157     $486      $839      $1,834
---------------------------------------------------------------------

                                      ATSF
                         CGG- 3 Capital Guardian Global

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 1.05% of the first $150 million; 1.00% of assets over $150 million up to $300 million; 0.95% of assets over $300 million up to $500 million; and 0.925% on assets over $500 million.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfoliois managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organizationin 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVES is a Senior Vice President of Capital Guardian and a portfolio manager with research responsibilities for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.
                                      ATSF
                         CGG- 4 Capital Guardian Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                               YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------
                                               2002          2001        2000*         1999        1998*
                                             ---------     --------     --------     --------     -------
Net asset value, beginning of year           $  10.57      $ 12.06      $ 15.77      $ 10.66      $ 10.00
                                             --------      -------      -------      -------      -------
    Net investment income (loss)                 0.01         0.00         0.02        (0.01)        0.07
    Net realized and unrealized gain (loss)
      on investments                            (2.07)       (1.22)       (2.37)        5.12         0.59
                                             --------      -------      -------      -------      -------
      Net income (loss) from operations         (2.06)       (1.22)       (2.35)        5.11         0.66
                                             --------      -------      -------      -------      -------
Distributions:
    Dividends from net investment income        (0.02)        0.00         0.00         0.00         0.00
    Distributions from net realized gains
      on investments                             0.00        (0.27)       (1.36)        0.00         0.00
                                             --------      -------      -------      -------      -------
      Total distributions                       (0.02)       (0.27)       (1.36)        0.00         0.00
                                             --------      -------      -------      -------      -------
Net asset value, end of year                 $   8.49      $ 10.57      $ 12.06      $ 15.77      $ 10.66
                                             ========      =======      =======      =======      =======
Total return                                   (19.52)%     (10.36)%     (15.42)%      47.84%        6.60%
Ratios and supplemental data:
  Net assets at, end of year (in thousands)  $120,447      $44,477      $50,351      $40,770      $24,865
  Ratio of total expenses to average net
    assets                                       1.29%        1.35%        1.30%        1.49%        1.55%
  Ratio of net expenses to average net
    assets                                       1.29%        1.34%        1.28%        1.48%        1.49%
  Ratio of net investment income (loss) to
    average net assets                           0.17%        0.03%        0.08%       (0.12)%       0.75%
  Portfolio turnover rate                       33.01%          45%         303%         157%         128%

* Effective October 9, 2000, the name of the Endeavor Select Portfolio was changed to Capital Guardian Global and Capital Guardian Trust Company became the Portfolio's investment adviser. The Portfolio commenced operations on February 3, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                         CGG- 5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations

[CAPITAL GUARDIAN LOGO]  Capital Guardian U.S. Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents. The sub-adviser's judgment regarding the current investment outlook will determine the relative amounts to be invested in these different asset classes.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth
                                      ATSF
                     CGUSE- 1 Capital Guardian U.S. Equity
companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2001                                                                             -3.38%
2002                                                                            -23.80%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.07%  Quarter  12/31/01
Lowest:   (19.01)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2001)

                                      SINCE INCEPTION
                           1 YEAR    (OCTOBER 9, 2000)
                           ------    -----------------
Capital Guardian U.S.
  Equity                   (23.80)%       (12.47)%
S&P 500 Composite Stock
  Index                    (22.09)%       (17.81)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

                                      ATSF
                     CGUSE- 2 Capital Guardian U.S. Equity

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       0.98%      1.23%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.98%      1.23%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.06%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.06%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $100     $312      $542      $1,201
Service Class                    $125     $390      $676      $1,489
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% on assets over $300 million up to $500 million; and 0.775% on assets over $500 million.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.
                                      ATSF
                     CGUSE- 3 Capital Guardian U.S. Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                   YEAR ENDED DECEMBER 31,
                                                              ----------------------------------
                                                                2002          2001        2000*
                                                              ---------     --------     -------
Net asset value, beginning of year                            $   9.74      $ 10.10      $ 10.00
                                                              --------      -------      -------
  Net investment income (loss)                                    0.03         0.01         0.01
  Net realized and unrealized gain (loss) on investments         (2.35)       (0.35)        0.09
                                                              --------      -------      -------
    Net increase income from operations                          (2.32)       (0.34)        0.10
                                                              --------      -------      -------
Distributions:
  Dividends from net investment income                           (0.01)       (0.01)        0.00
  Distributions from net realized gains on investments           (0.02)       (0.01)        0.00
                                                              --------      -------      -------
    Total distributions                                          (0.03)       (0.02)        0.00
                                                              --------      -------      -------
Net asset value, end of year                                  $   7.39      $  9.74      $ 10.10
                                                              ========      =======      =======
Total return                                                    (23.80)%      (3.38)%       1.00%
Ratios and supplemental data:
  Net assets at end of year (in thousands)                    $116,484      $50,334      $33,507
  Ratio of total expenses to average net assets                   0.98%        1.09%        1.13%
  Ratio of net expenses to average net assets                     0.98%        1.08%        1.13%
  Ratio of net investment income (loss) to average net
    assets                                                        0.43%        0.19%        0.45%
  Portfolio turnover rate                                        22.69%          39%         108%

*  The Portfolio commenced operations on October 9, 2000.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                     CGUSE- 4 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for anygiven sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after theIPO relative to the price at which they werepurchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks includefluctuations in foreign currencies; withholdingor other taxes; trading, settlement, custodial,and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. Theportfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, Initial Class and Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future returns.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.
                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                              4.09%
1995                                                                             34.59%
1996                                                                             23.84%
1997                                                                             24.81%
1998                                                                              7.56%
1999                                                                             -3.06%
2000                                                                              5.57%
2001                                                                              6.64%
2002                                                                            -20.70%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   14.89%  Quarter  12/31/98
Lowest:   (21.13)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                        1 YEAR   5 YEARS   (MAY 27, 1993)
                        ------   -------   ---------------
Capital Guardian Value  (20.70)% (1.42)%         7.89%
Russell 1000 Value
  Index                 (15.52)%  1.16 %        10.15%*

* From 5/31/93
* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.

PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

Karen A. Miller is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001        2000*         1999         1998
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year          $  17.35     $  17.58     $  19.99     $  21.68     $  20.70
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.18         0.16         0.15         0.18         0.22
  Net realized and unrealized gain (loss)
    on investments                             (3.75)        1.01         0.68        (0.72)        1.36
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (3.57)        1.17         0.83        (0.54)        1.58
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.11)       (0.14)       (0.19)       (0.24)       (0.22)
  Distributions from net realized gains on
    investments                                (0.52)       (1.26)       (3.05)       (0.91)       (0.38)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.63)       (1.40)       (3.24)       (1.15)       (0.60)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $  13.15     $  17.35     $  17.58     $  19.99     $  21.68
                                            ========     ========     ========     ========     ========
Total return                                  (20.70)%       6.64%        5.57%       (3.06)%       7.56%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $286,725     $217,637     $182,354     $209,653     $246,102
  Ratio of total expenses to average net
    assets                                      0.91%        0.95%        0.93%        0.95%        0.85%
  Ratio of net expenses to average net
    assets                                      0.91%        0.94%        0.91%        0.88%        0.84%
  Ratio of net investment income (loss) to
    average net assets                          1.23%        1.01%        0.77%        0.77%        1.10%
  Portfolio turnover rate                      39.43%          55%          85%          51%          19%

* Effective October 9, 2000, the name of the Endeavor Value Equity Portfolio was changed to Capital Guardian Value and Capital Guardian Trust Company became the Portfolio's investment adviser.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

[CLARION CRA SECURITIES LOGO]  Clarion Real Estate Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, Clarion invests at least 80% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Clarion employs a disciplined investment decision-making process combining top-down portfolio design and bottom-up company analysis. Clarion draws upon a multi-disciplined team of seasoned securities managers and experienced real estate investment professionals to incorporate as much independent, relevant information as practicable toward creating an efficient portfolio of real estate securities.

When selecting investments for the portfolio, Clarion relies on a proprietary model to assess the relative value of each security in the portfolio's universe. Key factors that are incorporated into this model include: earnings estimates, earnings growth estimates, an estimate of the private property quality, the quality of management, and balance sheet flexibility. Clarion considers these factors best identify those real estate securities that represent the greatest value and income and/or price appreciation.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio is non-diversified under federal securities laws.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

                                      ATSF
                     CRES- 1 Clarion Real Estate Securities

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

QUANTITATIVE MODELS

Stocks selected using quantitative models may not perform as well as these models might otherwise suggest and may cause overall returns to be lower than if other methods are used.

NON-DIVERSIFIED

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE*
------------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                             -3.77%
2000                                                                             29.62%
2001                                                                             11.05%
2002                                                                              3.60%

* Prior to May 1, 2002, this portfolio was managed by J.P. Morgan.

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     10.90%  Quarter  06/30/00
Lowest:     (11.64)% Quarter  09/30/98

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                         SINCE INCEPTION
                              1 YEAR      (MAY 1, 1998)
                              -------    ---------------
Clarion Real Estate
  Securities                     3.60%          4.36%
Morgan Stanley REIT Index        3.64%          4.50%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

                                      ATSF
                     CRES- 2 Clarion Real Estate Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.18%      0.18%
                                  ------------------
TOTAL                              0.98%      1.23%
Expense reduction(b)                N/A        N/A
                                  ------------------
NET OPERATING EXPENSES             0.98%      1.23%
----------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/31/03.
(b) Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $100     $312      $542      $1,201
Service Class                    $125     $390      $676      $1,489
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: ING Clarion Real Estate Securities

ADVISORY FEE: As a percentage of average daily net assets -- 0.80%.

PORTFOLIO MANAGER:

T. RITSON FERGUSON, CFA AND JOSEPH P. SMITH, CFA, serve as co-portfolio managers of this portfolio. Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion CRA Securities. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.

                                      ATSF
                     CRES- 3 Clarion Real Estate Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                     2002*       2001       2000       1999      1998**
                                                    --------    -------    -------    -------    -------
Net asset value, beginning of year                  $  11.21    $ 10.32    $  8.06    $  8.51    $ 10.00
                                                    --------    -------    -------    -------    -------
  Income from operations:
    Net investment income (loss)                        0.65       0.56       0.59       0.49       0.36
    Net realized and unrealized gain (loss) on
      investments                                      (0.25)      0.58       1.79      (0.79)     (1.85)
                                                    --------    -------    -------    -------    -------
      Net income (loss) from operations                 0.40       1.14       2.38      (0.30)     (1.49)
                                                    --------    -------    -------    -------    -------
  Distributions:
    Dividends from net investment income               (0.13)     (0.25)     (0.12)     (0.15)      0.00
    Distributions from net realized gains on
      investments                                      (0.07)      0.00       0.00       0.00       0.00
                                                    --------    -------    -------    -------    -------
      Total distributions                              (0.20)     (0.25)     (0.12)     (0.15)      0.00
                                                    --------    -------    -------    -------    -------
Net asset value, end of year                        $  11.41    $ 11.21    $ 10.32    $  8.06    $  8.51
                                                    ========    =======    =======    =======    =======
Total return                                            3.60%     11.05%     29.62%     (3.77)%   (14.93)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)        $124,219    $43,611    $16,577    $ 3,199    $ 2,414
    Ratio of total expenses to average net assets       0.98%      1.13%      1.71%      2.69%      3.34%
    Ratio of net expenses to average net assets         0.98%      1.00%      1.00%      1.00%      1.00%
    Ratio of net investment income (loss) to
      average net assets                                5.61%      5.25%      6.27%      5.91%      6.03%
    Portfolio turnover rate                           123.25%    171.63%    291.38%    189.80%    100.80%

 * Prior to May 1, 2002, this portfolio was managed by J.P. Morgan. ** Portfolio commenced operations on May 1, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver and fees paid indirectly.

                                      ATSF
                     CRES- 4 Clarion Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks total returns exceeding the S&P 400 Mid Cap index and who can tolerate fluctuations inherent to mid- cap stock investing.

(DREYFUS LOGO)    Dreyfus Mid Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total investment returns (including capital appreciation and income) which consistently outperform the S&P Mid Cap 400 Index.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, The Dreyfus Corporation (Dreyfus), seeks to achieve the portfolio's investment objective by investing at least 80% of the portfolio's assets, under normal circumstances, in:

 - Common stocks of medium
   capitalization companies

Medium capitalization companies are defined as those that have market values between $200 million and $15 billion.

To a lesser extent, Dreyfus may invest portfolio assets in:

 - Common stocks of large and small capitalization companies, including emerging (developing) and cyclical growth companies

Dreyfus seeks to have a diversified portfolio of the common stocks of mid-capitalization companies which offer above-average potential for appreciation based on its multi-factor evaluation approach. The multi-factor evaluation approach centers around the ability to identify and dynamically weigh the fundamental characteristics driving current market returns, and to construct portfolios by actively selecting stocks possessing positive exposure to these preferred characteristics.

Generally, the factors which drive the investment process can be classified into three categories:

 - Earnings revision indicators

 - Company financial attributes

 - Value-based measures

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

IPOS

Stocks purchased in IPOs have a tendency to fluctuate significantly in value shortly after the IPO relative to the price at which they were purchased changes. These fluctuations could impact the net asset value and return earned in the portfolio's shares.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).

                                      ATSF
                             DMC- 1 Dreyfus Mid Cap

These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                             12.92%
2001                                                                             -3.94%
2002                                                                            -12.72%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    16.27%  Quarter  12/31/01
Lowest:    (15.61)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                             1 YEAR      (MAY 3, 1999)
                             -------    ---------------
Dreyfus Mid Cap              (12.72)%          0.40%
S&P MidCap 400 Index         (14.52)%          3.48%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.29%      0.29%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(b)                        0.14%      0.14%
                                           ------------------
NET OPERATING EXPENSES                      1.00%      1.25%
-------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $348      $614      $1,374
Service Class                    $127     $426      $747      $1,656
---------------------------------------------------------------------

                                      ATSF
                             DMC- 2 Dreyfus Mid Cap

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: The Dreyfus Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.85% up to $100 million and 0.80% over $100 million

PORTFOLIO MANAGER:

JOHN O'TOOLE, CFA, has served as portfolio manager since inception and has been employed by Dreyfus as portfolio manager since 1994. Mr. O'Toole is a senior vice president and portfolio manager for Mellon Equity Associates. He has been employed by Mellon Bank since 1979.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                    FOR YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------
                                                               2002       2001       2000      1999*
                                                              -------    -------    -------    ------
Net Asset value, beginning of year                            $ 11.29    $ 11.90    $ 10.72    $10.00
                                                              -------    -------    -------    ------
  Income from operations:
    Net investment income (loss)                                 0.01       0.01       0.03      0.04
    Net realized and unrealized gain (loss) on investments      (1.45)     (0.49)      1.36      0.68
                                                              -------    -------    -------    ------
      Net income (loss) from operations                         (1.44)     (0.48)      1.39      0.72
                                                              -------    -------    -------    ------
  Distributions:
    Dividends from net investment income                         0.00      (0.12)     (0.21)     0.00
    Distributions from net realized gains on investments         0.00      (0.01)      0.00      0.00
                                                              -------    -------    -------    ------
      Total distributions                                        0.00      (0.13)     (0.21)     0.00
                                                              -------    -------    -------    ------
Net asset value, end of year                                  $  9.85    $ 11.29    $ 11.90    $10.72
                                                              =======    =======    =======    ======
Total return                                                   (12.72)%    (3.94)%    12.92%     7.20%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $50,204    $30,215    $14,714    $3,384
    Ratio of total expenses to average net assets                1.14%      1.34%      1.90%     4.89%
    Ratio of net expenses to average net assets                  1.00%      1.00%      1.00%     1.00%
    Ratio of net investments income (loss) to average net
      assets                                                     0.13%      0.09%      0.29%     0.58%
    Portfolio turnover rate                                     84.87%     77.66%    110.82%    94.19%

* Portfolio commenced operations on May 3, 1999.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                             DMC- 3 Dreyfus Mid Cap

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital
 - A less conservative investment with greater risk and reward potential than a portfolio investing in large-capitalization companies

(DREYFUS LOGO)    Dreyfus Small Cap Value (closed to new investors)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital growth. To pursue its goal, the portfolio normally invests at least 80% of its assets in small cap companies. Small cap companies are defined as those whose market capitalizations are within the capitalization range of companies in the Russell 2000 Index at the time of purchase. Because the portfolio may continue to hold a security whose market capitalization grows, a substantial portion of the portfolio's holdings can have market capitalizations in excess of the capitalization range of the companies in the Russell 2000 Index. The portfolio may also invest in initial public offerings (IPOs) and stocks of foreign securities.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio normally invests in "value" companies. The sub-adviser, The Dreyfus Corporation (Dreyfus), identifies potential investment through extensive fundamental and quantitative research. The portfolio will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

 - value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

 - business health, or overall efficiency and profitability as measured by return on assets and return on equity

 - business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm.

Because a company could remain undervalued for years, value investors search for factors that could trigger a rise in price, including new products or markets, opportunities for greater market share and more effective management.

Most of the portfolio's assets will be invested in equity securities, primarily common stocks of U.S. issuers. Normally, the portfolio will not invest more than 20% of its total assets in foreign securities.

Note: Effective July 1, 2002, Dreyfus Small Cap Value closed to new investors. All Policyowners invested in Dreyfus Small Cap Value prior to July 1, 2002 may continue to invest in the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of small capitalization companies appear to be greatly out of proportion to the valuations of medium or large capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price

                                      ATSF
                        DSCV- 1 Dreyfus Small Cap Value
volatility and may decline more significantly in market downturns than securities of larger companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Value stocks, in many cases, are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004.
The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                             -1.79%
1995                                                                             14.05%
1996                                                                             25.63%
1997                                                                             25.56%
1998                                                                             -2.18%
1999                                                                             29.39%
2000                                                                             11.02%
2001                                                                             28.79%
2002                                                                            -39.46%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter   12/31/01
Lowest:   (33.09)% Quarter   09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR    5 YEARS    (MAY 4, 1993)
                       -------   -------   ---------------
Dreyfus Small Cap
  Value                (39.46)%   1.84 %        8.32%
Russell 2000 Index     (20.48)%  (1.36)%        7.25%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. The Dreyfus Corporation has been the portfolio's sub-adviser since September 16, 1996. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to September 16, 1996 is attributable to that firm.
                                      ATSF
                        DSCV- 2 Dreyfus Small Cap Value
these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                              CLASS OF SHARES
                             INITIAL    SERVICE
-----------------------------------------------
Management fees                0.80%      0.80%
Rule 12b-1 fees                 N/A       0.25%
Other expenses                 0.08%      0.08%
                             ------------------
TOTAL                          0.88%      1.13%
Expense reduction(b)            N/A        N/A
                             ------------------
NET OPERATING EXPENSES         0.88%      1.13%
-----------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.

(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.89%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.


    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: The Dreyfus Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGER:

PETER L. HIGGINS serves as portfolio manager for this portfolio. Mr. Higgins has been employed by The Boston Company Asset Management, LLC, a subsidiary of Mellon Financial Corporation, since August 1988 and by Dreyfus since February 1996.

                                      ATSF
                        DSCV- 3 Dreyfus Small Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by Pricewaterhouse Coopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  15.72    $  15.62    $  16.51    $  14.14    $  16.41
                                                --------    --------    --------    --------    --------
Income from operations:
  Net investment income (loss)                     (0.05)      (0.03)      (0.03)      (0.04)      (0.03)
  Net realized and unrealized gain (loss) on
    investments                                    (6.24)       4.66        1.87        4.00       (0.13)
                                                --------    --------    --------    --------    --------
    Net income (loss) from operations              (6.29)       4.63        1.84        3.96       (0.16)
                                                --------    --------    --------    --------    --------
Distributions:
  Dividends from net investment income              0.00        0.00        0.00        0.00       (0.02)
  Distributions from net realized gains on
    investments                                    (1.80)      (4.53)      (2.73)      (1.59)      (2.09)
                                                --------    --------    --------    --------    --------
    Total distributions                            (1.80)      (4.53)      (2.73)      (1.59)      (2.11)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $   7.63    $  15.72    $  15.62    $  16.51    $  14.14
                                                ========    ========    ========    ========    ========
Total return                                      (39.46)%     28.79%      11.02%      29.39%      (2.18)%
Ratios and supplemental data:
  Net assets at end of year (in thousands)      $224,359    $313,685    $213,086    $187,803    $158,662
  Ratio of total expenses to average net
    assets                                          1.19%       1.18%       1.26%       1.22%       0.94%
  Ratio of net expenses to average net assets       0.88%       0.91%       0.91%       0.90%       0.86%
  Ratio of net investment income (loss) to
    average net assets                             (0.45)%     (0.24)%     (0.23)%     (0.28)%     (0.23)%
  Portfolio turnover rate                         132.98%        172%        192%        216%        183%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                        DSCV- 4 Dreyfus Small Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Federated Investment Counseling (Federated), seeks to achieve the portfolio's objective by investing principally in:

 - Common and preferred stocks

 - Convertible securities

 - REITs

 - Fixed-income securities

 - Foreign securities

Federated seeks total return by investing primarily in common stocks that provide the opportunity for capital appreciation or high dividend income. Federated seeks capital appreciation by investing primarily in undervalued, overlooked common stocks. These securities are generally trading at low historical valuations relative to the market and to industry peers. To achieve high current income, Federated seeks to invest in securities that offer higher dividends than the overall market. Convertible stocks and bonds, real estate investment trusts and securities issued by utility companies are generally the types of securities that Federated may emphasize in order to enhance the portfolio's dividend income. Federated may also invest a portion of the portfolio's assets in securities of companies based outside the U.S. to diversify the portfolio's holdings and to gain exposure to the foreign market.

Federated attempts to invest in securities that have defensive characteristics, i.e., securities that appear to have a low volatility in share price relative to the overall equity market. Federated also may emphasize investment in equity securities that provide high dividend income, which generally are less volatile stocks. Federated also may allocate a portion of the portfolio's assets in cash, options on securities and indices, or fixed-income securities, including non-investment grade fixed-income securities, when the markets appear to be overpriced.

In selecting securities for portfolio investment, Federated uses fundamental analysis, emphasizing the following: undervalued and overlooked companies that have the potential for positive changes; companies' financial strength, particularly the generation of "free" cash flow that exceeds capital spending and dividend requirements; companies' management skill and shareholder orientation; improving earnings; and equity securities of companies that demonstrate an ability to maintain their value when the board equity market is weak. To determine the timing or purchases and sales of portfolio securities, Federated considers technical stock price factors.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stocks.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.
                                      ATSF
                        FGI- 1 Federated Growth & Income

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             25.25%
1996                                                                             11.64%
1997                                                                             24.65%
1998                                                                              3.05%
1999                                                                             -4.45%
2000                                                                             29.16%
2001                                                                             15.70%
2002                                                                              0.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter  06/30/99
Lowest:   (7.99)% Quarter  03/31/99

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                             SINCE INCEPTION
                          1 YEAR   5 YEARS   (MARCH 1, 1994)
                          ------   -------   ---------------
Federated Growth &
  Income                   0.96 %   8.24%          10.78%
Russell MidCap Value
  Index                   (9.64)%   2.95%          10.63%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.
                                      ATSF
                        FGI- 2 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

Investment Adviser: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Federated Investment Counseling

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.75%

PORTFOLIO MANAGERS:

STEVEN J. LEHMAN, CFA and JOHN L. NICHOL CFA, serve as co-portfolio managers of this portfolio.

Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/ Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

                                      ATSF
                        FGI- 3 Federated Growth & Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations.) Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost)on an investment in the portfolio (assuming reinvestment of all distributions.) The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Funds financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------
                                                    2002        2001        2000       1999       1998
                                                  --------    --------    --------    -------    -------
Net asset value, beginning of year                $  15.28    $  13.43    $  10.91    $ 12.28    $ 12.56
                                                  --------    --------    --------    -------    -------
  Income from operations:
    Net investment income (loss)                      0.62        0.64        0.51       0.48       0.53
    Net realized and unrealized gain (loss) on
      investments                                    (0.48)       1.46        2.65      (1.00)     (0.16)
                                                  --------    --------    --------    -------    -------
      Net income (loss) from operations               0.14        2.10        3.16      (0.52)      0.37
                                                  --------    --------    --------    -------    -------
  Distributions:
    Dividends from net investment income             (0.35)      (0.25)      (0.63)     (0.75)     (0.55)
    Distributions from net realized gains on
      investments                                    (0.72)       0.00       (0.01)     (0.10)     (0.10)
                                                  --------    --------    --------    -------    -------
      Total distributions                            (1.07)      (0.25)      (0.64)     (0.85)     (0.65)
                                                  --------    --------    --------    -------    -------
Net asset value, end of year                      $  14.35    $  15.28    $  13.43    $ 10.91    $ 12.28
                                                  ========    ========    ========    =======    =======
Total return                                          0.96%      15.70%      29.16%     (4.45)%     3.05%
Ratios and supplemental data:
    Net assets at end of year (in thousands)      $389,120    $281,943    $122,886    $76,280    $87,616
    Ratio of expenses to average net assets           0.81%       0.86%       0.86%      0.89%      0.90%
    Ratio of net investment income (loss) to
      average net assets                              4.11%       4.39%       4.31%      4.01%      4.35%
    Portfolio turnover rate                         145.88%     117.05%     147.18%    117.14%     97.17%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                        FGI- 4 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity Securities

The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                              3.97%
1994                                                                             -8.31%
1995                                                                             47.12%
1996                                                                             17.96%
1997                                                                             17.54%
1998                                                                             64.47%
1999                                                                             59.67%
2000                                                                            -28.94%
2001                                                                            -28.20%
2002                                                                            -29.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter  12/31/99
Lowest:   (31.92)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Janus Growth              (29.92)%   (1.25)%    6.21%
S&P 500 Composite
  Stock Index             (22.09)%   (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.01%      0.01%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                              JGR- 2 Janus Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $274      $477      $1,061
Service Class                    $112     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                        FOR THE YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------
                                          2002          2001          2000          1999          1998
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year     $    32.65    $    47.34    $    78.00    $    59.94    $    36.84
                                       ----------    ----------    ----------    ----------    ----------
  Income from operations:
    Net investment income (loss)            (0.09)        (0.12)        (0.14)        (0.04)         0.12
    Net realized and unrealized gain
      (loss) on investments                 (9.68)       (13.24)       (21.10)        34.02         23.49
                                       ----------    ----------    ----------    ----------    ----------
      Net income (loss) from
         operations                         (9.77)       (13.36)       (21.24)        33.98         23.61
                                       ----------    ----------    ----------    ----------    ----------
  Distributions:
    Dividends from net investment
      income                                 0.00          0.00         (0.10)        (1.17)        (0.09)
    Distributions from net realized
      gains on investments                   0.00         (1.33)        (9.32)       (14.75)        (0.42)
                                       ----------    ----------    ----------    ----------    ----------
      Total distributions                    0.00         (1.33)        (9.42)       (15.92)        (0.51)
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, end of year           $    22.88    $    32.65    $    47.34    $    78.00    $    59.94
                                       ==========    ==========    ==========    ==========    ==========
Total return                               (29.92)%      (28.20)%      (28.94)%       59.67%        64.47%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                       $1,109,540    $1,892,586    $2,957,087    $4,141,240    $3,086,057
    Ratio of expenses to average net
      assets                                 0.86%         0.89%         0.82%         0.82%         0.83%
    Ratio of net investment income
      (loss) to average net assets          (0.33)%       (0.33)%       (0.18)%       (0.05)%        0.25%
    Portfolio turnover rate                 67.50%        60.30%        49.08%        70.95%        35.29%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Growth of capital over the long term and is willing to assume the risk of short-term share price fluctuations

[Jennison Associates Logo]    Jennison Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC (Jennison), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

The sub-adviser uses a bottom up approach, researching and evaluating individual companies, to manage the portfolio's investments.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth

 - Above average revenue and earnings per share growth

 - Sustainable or improving profitability

 - Strong balance sheets

In addition, the sub-adviser looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the S&P 500 Index. In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

 - Strong market position with a defensible franchise

 - Unique marketing competence

 - Strong research and development leading to superior new product flow

 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers. For purposes of the 20% limit, ADRs and other similar receipts or shares are not considered to be foreign securities.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

                                      ATSF
                            JNGR- 1 Jennison Growth

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum distribution fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1997                                                                             16.81%
1998                                                                              5.18%
1999                                                                              4.79%
2000                                                                            -11.58%
2001                                                                            -18.54%
2002                                                                            -30.74%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.24%  Quarter  12/31/01
Lowest:   (19.36)% Quarter  09/30/01

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison Associates LLC has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance prior to October 9, 2000 is attributable to that firm.

                                      ATSF
                            JNGR- 2 Jennison Growth

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                              SINCE INCEPTION
                       1 YEAR    5 YEARS    (NOVEMBER 18, 1996)
                       -------   --------   -------------------
Jennison Growth        (30.74)%  (11.28)%          (6.89)%
S&P 500 Composite
  Stock Index          (22.09)%   (0.58)%           4.45 %

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.99%      1.24%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.99%      1.24%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.99%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.99%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $101     $315      $547      $1,213
Service Class                    $126     $393      $681      $1,500
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Jennison Associates LLC (Jennison)

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.85%.

PORTFOLIO MANAGERS: SPIROS "SIG" SEGALAS, KATHLEEN A. MCCARRAGHER and MICHAEL A. DEL BALSO serve as co-managers of this portfolio.

Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years.

Ms. McCarragher is a Director and an Executive Vice President of Jennison. Ms. McCarragher joined Jennison on 1998 after a 17-year investment career, including positions at Weiss, Peck & Greer L.L.C. (1992 to 1998) as a managing director and director of large cap growth equities and State Street Research & Management Company, where she was a member of the Investment Committee.

Mr. Del Balso is a Director and an Executive Vice President of Jennison, where he as been part of the investment team since 1972.

                                      ATSF
                            JNGR- 3 Jennison Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                         YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------
                                                            2002        2001      2000*       1999       1998
                                                          ---------   --------   --------   --------   --------
Net asset value, beginning of year                        $   8.23    $ 10.30    $ 12.56    $ 12.22    $ 11.75
                                                          --------    -------    -------    -------    -------
Income from operations:
  Net investment income (loss)                               (0.01)     (0.02)      0.20       0.18       0.11
  Net realized and unrealized gain (loss) on investments     (2.52)     (1.87)     (1.56)      0.41       0.50
                                                          --------    -------    -------    -------    -------
    Net income (loss) from operations                        (2.53)     (1.89)     (1.36)      0.59       0.61
                                                          --------    -------    -------    -------    -------
Distributions:
  Dividends from net investment income                        0.00      (0.18)     (0.18)     (0.13)     (0.05)
  Distributions from net realized gains on investments        0.00       0.00      (0.72)     (0.12)     (0.09)
                                                          --------    -------    -------    -------    -------
    Total distributions                                       0.00      (0.18)     (0.90)     (0.25)     (0.14)
                                                          --------    -------    -------    -------    -------
Net asset value, end of period                            $   5.70    $  8.23    $ 10.30    $ 12.56    $ 12.22
                                                          ========    =======    =======    =======    =======
Total return                                                (30.74)%   (18.54)%   (11.58)%     4.79%      5.18%
Ratios and supplemental data:
  Net assets at end of year (in thousands)                $115,138    $34,245    $36,458    $44,900    $45,506
  Ratio of total expenses to average net assets               1.04%      1.01%      1.00%      0.91%      1.00%
  Ratio of net expenses to average net assets                 0.99%      1.01%      0.93%      0.85%      0.98%
  Ratio of net investment income (loss) to average net
    assets                                                   (0.10)%    (0.13)%     1.60%      1.34%      1.22%
  Portfolio turnover rate                                    67.76%        78%       166%        48%        43%

* Effective October 9, 2000, the name of the Endeavor Opportunity Value Portfolio was changed to Jennison Growth and Jennison Associates LLC became the investment adviser to the Portfolio.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                            JNGR- 4 Jennison Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and are willing to assume the risks of investing in junk bonds

[MFS High Yield LOGO]    MFS High Yield
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of high current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds", are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long- and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed income securities including:

 - zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - mortgage-backed securities

 - asset-backed securities

 - collateralized mortgage obligations and multi-class pass-through securities

 - convertible securities

 - non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

 - participations in bank loans to corporate borrowers

 - U.S. government securities including U.S. Treasury obligations

 - Brady bonds

 - commercial paper and other short-term corporate obligations

 - Eurodollar obligations

 - variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 5% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed income investments for the portfolio, the sub-adviser considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the
                                      ATSF
                            MFSHY- 1 MFS High Yield
prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, The portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from U.S. markets.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                              5.82%
2000                                                                             -5.18%
2001                                                                              3.78%
2002                                                                              2.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     6.21%  Quarter  12/31/01
Lowest:     (6.51)% Quarter  09/30/98

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                      SINCE INCEPTION
                             1 YEAR   (JUNE 1, 1998)
                             ------   ---------------
MFS High Yield                2.07 %        0.65 %
Lehman Brothers High Yield
  Bond Index                 (1.41)%       (0.46)%

 * Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.
                                      ATSF
                            MFSHY- 2 MFS High Yield

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.775%     0.775%
Rule 12b-1 fees                             N/A      0.250%
Other expenses                            0.135%     0.135%
                                         ------------------
TOTAL                                     0.910%     1.160%
Expense reduction(b)                        N/A        N/A
                                         ------------------
NET OPERATING EXPENSES                    0.910%     1.160%
-----------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.08%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.08%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: MFS(R) Investment Management

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.775%

PORTFOLIO MANAGER:

BERNARD SCOZZAFAVA, a Senior Vice President of MFS, is the portfolio manage for the portfolio. Mr. Scozzafava has been portfolio manager with MFS since 1989.

                                      ATSF
                            MFSHY- 3 MFS High Yield

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountant; whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                 YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------------------------
                                            2002          2001            2000           1999           1998*
                                         -----------   -----------     ----------     ----------     ------------
Net asset value, beginning of period      $   8.90       $  9.06        $ 10.09        $  9.69          $10.00
                                          --------       -------        -------        -------          ------
Income from operations:
  Net investment income (loss)                0.60          0.69           0.68           0.47            0.25
  Net realized and unrealized gain
    (loss) on investments                    (0.43)        (0.34)         (1.18)          0.09           (0.56)
                                          --------       -------        -------        -------          ------
    Net income (loss) from operations         0.17         (0.35)         (0.50)          0.56           (0.31)
                                          --------       -------        -------        -------          ------
Distributions:
  Dividends from net investment income       (0.24)        (0.51)         (0.53)         (0.16)           0.00
  Distributions from net realized gains
    on investments                            0.00          0.00           0.00           0.00            0.00
                                          --------       -------        -------        -------          ------
    Total distributions                      (0.24)        (0.51)         (0.53)         (0.16)           0.00
                                          --------       -------        -------        -------          ------
Net asset value, end of year              $   8.83       $  8.90        $  9.06        $ 10.09          $ 9.69
                                          ========       =======        =======        =======          ======
Total return                                  2.07%         3.78%         (5.18)%         5.82%          (3.10)%
Ratios and supplemental data:
  Net assets at end of year (in
    thousands)                            $256,371       $32,831        $21,733        $20,015          $9,819
  Ratio of total expenses to average
    net assets                                0.91%         1.12%          1.14%          1.27%           1.58%
  Ratio of net expenses to average net
    assets                                    0.91%         1.10%          1.13%          1.22%           1.30%
  Ratio of net investment income (loss)
    to average net assets                     6.85%         7.57%          7.87%          7.07%           6.43%
  Portfolio turnover rate                    38.22%           50%            57%            77%             26%

* Portfolio commenced operations June 1, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                            MFSHY- 4 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

[PIMCO LOGO]    PIMCO Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                          PIMCO- 1 PIMCO Total Return

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------
Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class.
Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date. Past performance is not a prediction of future results.
Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.70%      0.70%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.08%      0.08%
                                 ------------------
TOTAL                              0.78%      1.03%
Expense reduction(b)                N/A        N/A
                                 ------------------
NET OPERATING EXPENSES             0.78%      1.03%
---------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pacific Investment Management Company LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.70%.

PORTFOLIO MANAGER:

The portfolio is managed by Pacific Investment Management Company LLC.

WILLIAM H. GROSS, CFA, Chief Investment Officer and founding partner of PIMCO is head of the investment team which manages the portfolio. He has over 30 years experience. Mr. Gross is one of the founders of PIMCO and serves as manager of other PIMCO funds.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
-----------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME

                                      ATSF
                          PIMCO- 2 PIMCO Total Return

THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown with and without the deductions of any applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                       AS OF DECEMBER 31, 2002
                                                                          (WITH SALES LOADS)
                                                            ----------------------------------------------
                                                 INCEPTION  TOTAL                           10 YEARS
ATSF PORTFOLIO      SIMILAR SUB-ADVISER FUND(1)    DATE     ASSETS   1 YEAR  5 YEARS  (OR SINCE INCEPTION)
--------------      ---------------------------  ---------  ------   ------  -------  --------------------
PIMCO Total Return      PIMCO Total Return        5/11/87   $7.0B    4.75%    6.67%          7.30%
                                                  Class A

                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                                      (WITHOUT SALES LOADS)
                                                          ----------------------------------------------
                                               INCEPTION  TOTAL                           10 YEARS
ATSF PORTFOLIO      SIMILAR SUB-ADVISER FUND     DATE     ASSETS   1 YEAR  5 YEARS  (OR SINCE INCEPTION)
--------------      -------------------------  ---------  ------   ------  -------  --------------------
PIMCO Total Return     PIMCO Total Return       5/11/87   $7.0B    9.69%    7.66%          7.80%
                                                Class A

(1) PIMCO Total Return has a 4.5% sales load on Class A Shares. It also offers other classes with different fees and expenses.

                                      ATSF
                          PIMCO- 3 PIMCO Total Return

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                               FOR THE YEAR ENDED
                                                                  DECEMBER 31,
                                                                     2002*
                                                               ------------------
Net asset value, at inception                                       $  10.00
                                                                    --------
  Income from operations:
    Net investment income (loss)                                        0.20
    Net realized and unrealized gain (loss) on investments              0.42
                                                                    --------
      Net income (loss) from operations                                 0.62
                                                                    --------
  Distributions:
    Dividends from net investment income                                0.00
    Distributions from net realized gains on investments                0.00
                                                                    --------
      Total distributions                                               0.00
                                                                    --------
Net asset value, end of year                                        $  10.62
                                                                    ========
Total return                                                            6.20%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                        $385,405
    Ratio of expenses to average net assets                             0.78%
    Ratio of net investment income (loss) to average net
     assets                                                             2.86%
    Portfolio turnover rate                                           301.95%

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses, and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                          PIMCO- 4 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON LOGO)    Salomon All Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve the portfolio's investment objective by investing principally in:

 - Common stocks

 - Convertible securities

To a lesser extent, the portfolio may invest in:

 - Cash and cash equivalents

This portfolio is non-diversified. The portfolio will primarily invest in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

In seeking capital appreciation, the portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small- to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. While SaBAM selects investments primarily for their capital appreciation potential, it may also consider a company's dividend-paying record and the potential for an improved dividend return. The portfolio may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

 - Low market valuations measured by SaBAM's valuation models.

 - Positive changes in earnings prospects because of factors, such as:

     New, improved or unique products and services

     New or rapidly expanding markets for the company's products

     New management

     Changes in the economic, financial, regulatory or political environment particularly affecting the company

     Effective research, product development and marketing

     A business strategy not yet recognized by the marketplace.

[STOPLITE ICON]

PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors
                                      ATSF
                             SAC- 1 Salomon All Cap
affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                             18.30%
2001                                                                              2.09%
2002                                                                            -24.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   13.19%  Quarter  12/31/99
Lowest:   (20.03)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                              1 YEAR     (MAY 3, 1999)
                              ------    ---------------
Salomon All Cap               (24.71)%        1.36 %
Russell 3000 Index            (21.54)%       (8.58)%

* Initial Class shares; information in not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                             SAC- 2 Salomon All Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.83%      0.83%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
---------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Salomon Brothers Asset Management Inc

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% up to $100 million; 0.80% over $100 million.

PORTFOLIO MANAGERS:

JOHN B. GOODE is a co-portfolio manager of this portfolio. Mr. Goode has 33 years of investment experience, all with SaBAM and its affiliates.

PETER J. HABLE is co-portfolio manager of this portfolio. Mr. Hable has 18 years of industry experience, all with SaBAM and its affiliates.
                                      ATSF
                             SAC- 3 Salomon All Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------
                                                                2002        2001       2000       1999*
                                                              --------    --------    -------    -------
Net asset value, beginning of year                            $  13.06    $  12.99    $ 11.18    $ 10.00
                                                              --------    --------    -------    -------
  Income from operations:
    Net investment income (loss)                                  0.06        0.19       0.14       0.08
    Net realized and unrealized gain (loss) on investments       (3.28)       0.09       1.90       1.48
                                                              --------    --------    -------    -------
      Net income (loss) from operations                          (3.22)       0.28       2.04       1.56
                                                              --------    --------    -------    -------
  Distributions:
    Dividends from net investment income                         (0.10)      (0.20)     (0.20)     (0.38)
    Distributions from net realized gains on investments         (0.04)      (0.01)     (0.03)      0.00
                                                              --------    --------    -------    -------
      Total distributions                                        (0.14)      (0.21)     (0.23)     (0.38)
                                                              --------    --------    -------    -------
Net asset value, end of year                                  $   9.70    $  13.06    $ 12.99    $ 11.18
                                                              ========    ========    =======    =======
Total return                                                    (24.71)%      2.09%     18.30%     15.57%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $308,823    $287,881    $85,730    $ 6,686
    Ratio of total expenses to average net assets                 0.91%       1.00%      1.25%      2.87%
    Ratio of net expenses to average net assets                   0.91%       1.00%      1.00%      1.00%
    Ratio of net investment income (loss) to average net
      assets                                                      0.56%       1.43%      1.11%      1.09%
    Portfolio turnover rate                                     134.48%      83.12%    117.91%    216.29%

* Portfolio commenced operations on May 3, 1999.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                             SAC- 4 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:

 - an established operating history

 - above-average dividend yield relative to the S&P 500 Index

 - low price-to-earnings ratio relative to the S&P 500 Index

 - a sound balance sheet and other positive financial characteristics

 - low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in

                                      ATSF
                      TRPEI- 1 T. Rowe Price Equity Income
foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks.

STYLE RISK -- DIVIDEND - PAYING COMPANIES

The portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

VALUE STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing.

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2002)
[PERFORMANCE GRAPH]

1995                                                                             30.50%
1996                                                                             19.88%
1997                                                                             28.27%
1998                                                                              8.81%
1999                                                                              3.47%
2000                                                                             12.31%
2001                                                                              2.17%
2002                                                                            -12.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   13.35%  Quarter  06/30/99
Lowest:   (17.23)% Quarter  09/30/02

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.
                                      ATSF
                      TRPEI- 2 T. Rowe Price Equity Income

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (JANUARY 3, 1995)
                       ------   -------   -----------------
T. Rowe Price Equity
  Income               (12.81)%   2.41 %        10.74%
S&P 500 Composite
  Stock Index          (22.09)%  (0.58)%        10.29%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)
% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL   SERVICE
---------------------------------------------------
Management fees                     0.75%     0.75%
Rule 12b-1 fees                      N/A      0.25%
Other expenses                      0.05%     0.05%
                                  -----------------
TOTAL                               0.80%     1.05%
Expense reduction(b)                 N/A       N/A
                                  -----------------
NET OPERATING EXPENSES              0.80%     1.05%
---------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.88%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe in 1982 and has been managing investments since 1983. Mr. Rogers has managed the T. Rowe Price Equity Income Fund since 1993.

                                      ATSF
                      TRPEI- 3 T. Rowe Price Equity Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001         2000         1999         1998
       T. ROWE PRICE EQUITY INCOME          --------     --------     --------     --------     --------
Net asset value, beginning of year          $  18.09     $  19.52     $  19.50     $  20.04     $  19.34
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.28         0.24         0.39         0.38         0.35
  Net realized and unrealized gain (loss)
    on investments                             (2.58)        0.24         1.78         0.42         1.33
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (2.30)        0.48         2.17         0.80         1.68
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.18)       (0.35)       (0.39)       (0.40)       (0.28)
  Distributions from net realized gains on
    investments                                (0.32)       (1.56)       (1.76)       (0.94)       (0.70)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.50)       (1.91)       (2.15)       (1.34)       (0.98)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $  15.29     $  18.09     $  19.52     $  19.50     $  20.04
                                            ========     ========     ========     ========     ========
Total return                                  (12.81)%       2.17%       12.31%        3.47%        8.81%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $520,204     $289,420     $257,343     $264,718     $262,328
  Ratio of total expenses to average net
    assets                                      0.85%        0.90%        0.90%        0.88%        0.85%
  Ratio of net expenses to average net
    assets                                      0.85%        0.90%        0.90%        0.87%        0.85%
  Ratio of net investment income (loss) to
    average net assets                          1.72%        1.48%        1.98%        1.89%        2.18%
  Portfolio turnover rate                      12.24%          19%          38%          35%          20%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                      TRPEI- 4 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "topdown" approach, he looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------
The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe
Price), seeks to achieve the portfolio's objective by investing principally in common stocks of small-cap growth companies.
This portfolio will invest, under normal circumstances, at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or smaller than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500), which was approximately $3.025 billion and below as of December 31, 2002, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. The S&P 500 measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

To help manage cash flows efficiently, T. Rowe Price may also buy and sell stock index futures. The portfolio intends to be invested in a large number of holdings. T. Rowe Price believes this diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "topdown" manner so that the portfolio's investment portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

While the portfolio invests principally in U.S. common stocks, and, to a lesser extent in foreign stocks, and stock index futures and options, it may also purchase other securities, in keeping with its objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK
The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

INVESTING AGGRESSIVELY
- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
- Rights, options and futures contracts may not be exercised and may expire worthless.
- Warrants and rights may be less liquid than stocks.
- Use of futures and other derivatives may make the portfolio more volatile.

SMALL-CAP AND GROWTH COMPANIES
Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price. Such companies usually do not pay significant

                                      ATSF
                        TRPSC- 1 T. Rowe Price Small Cap
dividends that could cushion returns in a falling market.

Also, growth stocks can experience steep price declines if the company's earnings disappoint investors. Since many of the Aggressive Equity Portfolios will typically be fully invested in this market sector, investors are fully exposed to its volatility.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

FUTURES & OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                             -8.45%
2001                                                                             -9.71%
2002                                                                            -27.35%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   26.70%   Quarter  12/31/99
Lowest:   (25.15)%  Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                            1 YEAR       (MAY 3, 1999)
                            -------     ---------------
T. Rowe Price Small Cap     (27.35)%          (4.91)%
Russell 2000 Index          (20.48)%          (1.96)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

                                      ATSF
                        TRPSC- 2 T. Rowe Price Small Cap

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.21%      0.21%
                                 ------------------
TOTAL                              0.96%      1.21%
Expense reduction(b)                N/A        N/A
                                 ------------------
NET OPERATING EXPENSES             0.96%      1.21%
---------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 98     $306      $531      $1,178
Service Class                    $123     $384      $665      $1,466
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.75%

PORTFOLIO MANAGERS:

PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages this portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000. He joined T. Rowe Price in 1996 and has been a member of the investment team since the portfolio's inception. Prior to joining
T. Rowe Price, Mr. Wojcik was a senior programmer/analyst at Fidelity
Investments.

                                      ATSF
                        TRPSC- 3 T. Rowe Price Small Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------
                                                           2002         2001         2000         1999*
                                                         --------      -------      -------      -------
Net asset value, beginning of year                       $  10.97      $ 12.15      $ 13.41      $ 10.00
                                                         --------      -------      -------      -------
  Income from operations:
    Net investment income (loss)                            (0.07)       (0.08)       (0.08)       (0.03)
    Net realized and unrealized gain (loss) on
      investments                                           (2.93)       (1.10)       (1.04)        3.87
                                                         --------      -------      -------      -------
      Net income (loss) from operations                     (3.00)       (1.18)       (1.12)        3.84
                                                         --------      -------      -------      -------
  Distributions:
    Dividends from net investment income                     0.00         0.00        (0.14)       (0.43)
    Distributions from net realized gains on
      investments                                            0.00         0.00         0.00         0.00
                                                         --------      -------      -------      -------
      Total distributions                                    0.00         0.00        (0.14)       (0.43)
                                                         --------      -------      -------      -------
Net asset value, end of year                             $   7.97      $ 10.97      $ 12.15      $ 13.41
                                                         ========      =======      =======      =======
Total return                                               (27.35)%      (9.71)%      (8.45)%      38.49%
Ratios and supplemental data:
    Net assets at end of year (in thousands)             $115,309      $58,099      $30,024      $ 9,824
    Ratios of total expenses to average net assets           0.96%        1.05%        1.14%        2.46%
    Ratio of net expenses to average net assets              0.96%        1.00%        1.00%        1.00%
    Ratio of net investment income (loss) to average
      net assets                                            (0.75)%      (0.73)%      (0.57)%      (0.44)%
    Portfolio turnover rate                                 38.91%       42.09%       64.53%      159.02%

* Portfolio commenced operations on May 3, 1999.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                        TRPSC- 4 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who, is
willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers, but must meet federal tax requirements.

(THIRD AVENUE LOGO)    Third Avenue Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing at least 80% of the portfolio assets in:

 - Common stocks

 - Debt securities

 - High-yield/high-risk fixed-income securities

 - Foreign securities

The portfolio invests to a lesser extent, in trade claims. (Trade claims are interests in amounts owed to suppliers or services and are purchased from creditors of companies in financial difficulty.)

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Third Avenue defines value as buying "what is safe and cheap," with the primary emphasis on safe. Attractive equity investments generally exhibit four essential characteristics:

 - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high quality assets.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio's classification as "non-diversified" under the Investment Company Act of 1940 (1940 Act) means that the portfolio has the ability to take larger positions in a smaller number of issuers.

However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested an any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DEBT SECURITIES

Debt securities are subject to credit risk and interest rate risk.

                                      ATSF
                           TAV- 1 Third Avenue Value

HIGH-YIELD/HIGH-RISK SECURITIES

- credit risk

- greater sensitivity to interest rate movements

- greater vulnerability to economic changes

- decline in market value in event of default

- less liquidity

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service class shares were introduced May 1, 2003. The chart shows changes in the portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1998                                                                             -6.84%
1999                                                                             15.72%
2000                                                                             35.47%
2001                                                                              6.17%
2002                                                                            -11.87%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter  03/31/00
Lowest:   (20.10)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                                  SINCE
                                                INCEPTION
                                 1 YEAR     (JANUARY 2, 1998)
                                ---------   -----------------
Third Avenue Value                (11.87)%         6.45 %
S&P 500 Composite Stock Index     (22.09)%        (0.58)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                           TAV- 2 Third Avenue Value

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 91     $284      $493      $1,096
Service Class                    $116     $362      $628      $1,386
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISERS: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Third Avenue Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGERS: MARTIN J. WHITMAN AND YANG T. LIE serve as co-portfolio managers. Mr. Whitman has served as portfolio manager since the portfolio's inception and is chairman and co-chief investment officer of Third Avenue Management LLC (Third Avenue). Prior to joining EQSF in 1996, Ms. Lie was an equity analyst for Prudential Securities. Ms. Lie has served as co-manager since September, 2001.

                                      ATSF
                           TAV- 3 Third Avenue Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------
                                                          2002       2001      2000      1999      1998*
                                                        --------   --------   -------   -------   -------
Net asset value, beginning of year                      $  14.52   $  13.71   $ 10.45   $  9.29   $ 10.00
                                                        --------   --------   -------   -------   -------
  Income from operations:
    Net investment income (loss)                            0.06       0.11      0.20      0.16      0.06
    Net realized and unrealized gain (loss) on
      investments                                          (1.78)      0.73      3.50      1.28     (0.74)
                                                        --------   --------   -------   -------   -------
      Net income (loss) from operations                    (1.72)      0.84      3.70      1.44     (0.68)
                                                        --------   --------   -------   -------   -------
  Distributions:
    Dividends from net investment income                   (0.07)     (0.01)    (0.12)    (0.28)    (0.03)
    Distributions from net realized gains on
      investments                                          (0.34)     (0.02)    (0.32)     0.00      0.00
                                                        --------   --------   -------   -------   -------
      Total distributions                                  (0.41)     (0.03)    (0.44)    (0.28)    (0.03)
                                                        --------   --------   -------   -------   -------
Net asset value, end of year                            $  12.39   $  14.52   $ 13.71   $ 10.45   $  9.29
                                                        ========   ========   =======   =======   =======
Total return                                              (11.87)%     6.17%    35.47%    15.72%    (6.84)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)            $251,993   $163,895   $92,742   $19,217   $18,206
    Ratio of total expenses to average net assets           0.89%      0.92%     0.92%     1.06%     1.13%
    Ratio of net expenses to average net assets             0.89%      0.92%     0.92%     1.00%     1.00%
    Ratio of net investment income (loss) to average
      net assets                                            0.47%      0.76%     1.56%     1.76%     0.63%
    Portfolio turnover rate                                 5.31%     18.13%    24.05%     9.56%     4.35%

* Portfolio commenced operations on January 2, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver and fees paid indirectly.

                                      ATSF
                           TAV- 4 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principle value caused by changes in interest rates.

(TRANSAMERICA LOGO)    Transamerica Convertible Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may lend the portfolio's securities to broker-dealers or other financial institutions to earn income for the portfolio.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis,

                                      ATSF
                   TCS- 1 Transamerica Convertible Securities and thus may not depreciate to the same extent as the underlying stock.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio commenced operations in May 2002, no historical performance information is presented here. Performance information will be presented for the portfolio after it has been in operation for one complete calendar year. The portfolio offers two share classes, an Initial Class and a Service Class.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.28%      0.28%
                                          ------------------
TOTAL                                       1.08%      1.33%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      1.08%      1.33%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.30%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.30%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $110     $343      $595      $1,317
Service Class                    $135     $421      $729      $1,601
---------------------------------------------------------------------

                                      ATSF
                   TCS- 2 Transamerica Convertible Securities

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80% of the first $500 million and 0.70% of assets over $500 million.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: KIRK J. KIM, CFA. Mr. Kim is Vice President and Portfolio Manager at Transamerica Investment Management, LLC.

Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining Transamerica, he worked as a Securities analyst for Franklin Templeton Group. He joined Transamerica in 1997 and has seven years of investment experience. Mr. Kim holds a B.S. in finance from the University of Southern California.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $ 10.00
                                                                   -------
  Income from operations:
    Net investment income (loss)                                      0.17
    Net realized and unrealized gain (loss) on investments           (0.85)
                                                                   -------
      Net income (loss) from operations                              (0.68)
                                                                   -------
  Distributions:
    Dividends from net investment income                              0.00
    Distributions from net realized gains on investments              0.00
                                                                   -------
      Total distributions                                             0.00
                                                                   -------
Net asset value, end of year                                       $  9.32
                                                                   =======
Total return                                                         (6.80)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $82,148
    Ratio of total expenses to average net assets                     1.08%
    Ratio of net investment income (loss) to average net
     assets                                                           2.73%
    Portfolio turnover rate                                          72.16%

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expense and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                   TCS- 3 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                           TE- 1 Transamerica Equity

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             22.20%
1994                                                                              7.19%
1995                                                                             52.84%
1996                                                                             27.36%
1997                                                                             46.50%
1998                                                                             43.28%
1999                                                                             37.79%
2000                                                                             -9.69%
2001                                                                            -17.63%
2002                                                                            -22.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/99
Lowest:   (18.38)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                            1 YEAR   5 YEARS   10 YEARS
                            ------   -------   --------
Transamerica Equity         (22.24)%   2.69%    15.80%
S&P 500 Composite Stock
  Index                     (22.09)%  (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $590      $1,306
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.75%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at

                                      ATSF
                           TE- 2 Transamerica Equity

Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
    ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
    --------------       ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Equity      Transamerica Premier       10/2/95     $111.2M    (24.43)%  (0.87)%          8.36%
                           Equity Fund(1)

(1) This fund does not have a sales load.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  17.67    $  21.78    $  26.61    $  19.36    $  14.75
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                   (0.04)      (0.07)      (0.14)      (0.09)      (0.01)
    Net realized and unrealized gain (loss) on
      investments                                  (3.89)      (3.77)      (2.23)       7.40        6.38
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (3.93)      (3.84)      (2.37)       7.31        6.37
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income            0.00        0.00        0.00        0.00        0.00
    Dividends from net realized gains on
      investments                                   0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
      Total distributions                           0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  13.74    $  17.67    $  21.78    $  26.61    $  19.36
                                                ========    ========    ========    ========    ========
Total return                                      (22.24)%    (17.63)%     (9.69)%     37.79%      43.28%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $370,216    $244,735    $254,920    $238,655    $107,892
    Ratio of total expenses to average net
      assets                                        0.82%       0.91%       0.86%       0.90%       0.96%
    Ratio of net expenses to average net
      assets                                        0.82%       0.85%       0.85%       0.85%       0.85%
    Ratio of net investment income (loss) to
      average net assets                           (0.24)%     (0.39)%     (0.60)%     (0.49)%     (0.32)%
    Portfolio turnover rate                        22.98%      51.23%      37.76%      28.79%      34.41%

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Ratio of net expenses to average net assets is net of the advisory fee waiver and fees paid indirectly.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

(TRANSAMERICA LOGO)    Transamerica Growth Opportunities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to meet the portfolio's investment objective by investing primarily in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - strong potential for steady growth

 - high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it is invested in these securities, the portfolio may not be able to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small and medium sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets,or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATSF
                    TGO- 1 Transamerica Growth Opportunities

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2002                                                                            -14.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    8.14%  Quarter   3/31/02
Lowest:   (16.80)% Quarter   9/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                         SINCE INCEPTION
                                1 YEAR    (MAY 1, 2001)
                                ------   ---------------
Transamerica Growth
  Opportunities                 (14.31)%      (2.56)%
Russell 2000                    (20.48)%     (11.96)%
Russell 2500 Growth             (29.09)%     (20.27)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.27%      0.27%
                                          ------------------
TOTAL                                       1.12%      1.37%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      1.12%      1.37%
------------------------------------------------------------

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                    TGO- 2 Transamerica Growth Opportunities

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $114     $356      $617      $1,363
Service Class                    $139     $434      $750      $1,646
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

INVESTMENT ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85%

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO CO-MANAGER: CHRISTOPHER J. BONAVICO, CFA. Mr. Bonavico is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Bonavico is the Co-Manager of the Transamerica Premier Focus Fund and the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the aggressive growth and small/mid growth discipline. Prior to joining Transamerica, Mr. Bonavico worked as a research analyst for Salomon Brothers. He joined Transamerica in 1993 and has 14 years of investment experience. Mr. Bonavico received a B.S. in economics from the University of Delaware and is a Chartered Financial Analyst.

LEAD PORTFOLIO CO-MANAGER SINCE 2001: KENNETH F. BROAD, CFA. Mr. Broad is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Broad is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the small/mid growth discipline. Prior to joining Transamerica, Mr. Broad was Vice President and Portfolio Manager with Franklin Templeton Group. He joined Transamerica in 2000 and has eight years of investment experience. Mr. Broad holds an M.B.A. from the University of California at Los Angeles and received his B.S. in economics from Colgate University. He is a Chartered Financial Analyst.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be

                                      ATSF
                    TGO- 3 Transamerica Growth Opportunities greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
    ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
    --------------       ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Growth      Transamerica Premier       6/30/97     $  84.5M   (18.50)%  10.45%          13.97%
  Opportunities            Growth Opportunities
                           Fund(1)

(1) This fund does not have a sales load.

                                      ATSF
                    TGO- 4 Transamerica Growth Opportunities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                 FOR THE YEAR
                                                              ENDED DECEMBER 31,
                                                              -------------------
                                                               2002        2001*
                                                              -------     -------
Net asset value, beginning of year                            $ 11.18     $10.00
                                                              -------     ------
  Income from operations:
    Net investment income (loss)                                (0.05)     (0.01)
    Net realized and unrealized gain (loss) on investments      (1.55)      1.19
                                                              -------     ------
      Net income (loss) from operations                         (1.60)      1.18
                                                              -------     ------
  Distributions:
    Dividends from net investment income                         0.00       0.00
    Dividends from net realized gains on investments             0.00       0.00
                                                              -------     ------
      Total distributions                                        0.00       0.00
                                                              -------     ------
Net asset value, end of year                                  $  9.58     $11.18
                                                              =======     ======
Total return                                                   (14.31)%    11.80%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $95,613     $5,581
    Ratio of total expenses to average net assets                1.12%      5.89%
    Ratio of net expenses to average net assets                  1.12%      1.20%
    Ratio of net investment income (loss) to average net
     assets                                                     (0.49)%    (0.47)%
    Portfolio turnover rate                                     13.50%      3.96%

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

 *  Portfolio commenced operations on May 2, 2001.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is net of the advisory fee waiver.

                                      ATSF
                    TGO- 5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA LOGO)  Transamerica Money Market
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - investing in securities which present minimal credit risk; and

 - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                      ATSF
                        TMM- 1 Transamerica Money Market

[GRAPH ICON]
PAST PERFORMANCE*
------------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             2.45%
1994                                                                             3.44%
1995                                                                             5.40%
1996                                                                             5.03%
1997                                                                             5.24%
1998                                                                             5.26%
1999                                                                             4.63%
2000                                                                             6.15%
2001                                                                             4.01%
2002                                                                             1.44%

Highest:  1.62%  Quarter  06/30/00
Lowest:   0.31%  Quarter  12/31/02

                                  7 DAY YIELD
                           (As of December 31, 2002)
                                     1.14%
(1) This portfolio had a different subadviser prior to May 1, 2002.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (For Calendar Year ended 12/31/02)

                              1 YEAR    5 YEARS    10 YEARS
                             --------   --------   ---------
Transamerica Money Market      1.44%      4.28%      4.30%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.
[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                              CLASS OF SHARES
                                             INITIAL    SERVICE
---------------------------------------------------------------
Management fees                                0.35%      0.35%
Rule 12b-1 fees                                 N/A       0.25%
Other expenses                                 0.06%      0.06%
                                             ------------------
TOTAL                                          0.41%      0.66%
Expense reduction(b)                            N/A        N/A
                                             ------------------
NET OPERATING EXPENSES                         0.41%      0.66%
---------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 0.70%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $42      $132      $230       $518
Service Class                    $67      $211      $368       $822
---------------------------------------------------------------------

                                      ATSF
                        TMM- 2 Transamerica Money Market

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: EDWARD S. HAN. Mr. Han is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Han is the Lead Portfolio Manager of the Transamerica Premier Cash Reserve Fund and the Transamerica Premier High Yield Bond Fund. He also manages sub-advised funds and institutional separate accounts in the fixed income discipline. He joined Transamerica in 1998 and has eight years of investment experience. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

PORTFOLIO MANAGER: ANDREW T. KIM, CFA. Mr. Kim is Fixed Income Research Analyst at Transamerica Investment Management, LLC. He joined Transamerica in 2001 and has five years of investment experience. Mr. Kim received a B.A. in finance from the University of Southern California and is a Chartered Financial Analyst.

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------
This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the able represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations             0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                ========    ========    ========    ========    ========
Total return                                        1.44%       4.01%       6.15%       4.63%       5.26%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $584,061    $467,311    $319,945    $429,811    $169,731
    Ratio of expenses to average net assets         0.41%       0.44%       0.44%       0.44%       0.46%
    Ratio of net investment income (loss) to
      average net assets                            1.42%       3.70%       5.97%       4.81%       5.24%

(1) Prior to May 1, 2002, this portfolio was sub-advised by J.P. Morgan.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                        TMM- 3 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management Inc. (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures.

Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]

1994                                                                             -7.36%
1995                                                                             46.79%
1996                                                                             18.88%
1997                                                                             21.45%
1998                                                                             37.33%
1999                                                                            105.16%
2000                                                                            -11.92%
2001                                                                            -33.23%
2002                                                                            -33.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter   12/31/99
Lowest:      (25.80)% Quarter   12/31/00

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                                 SINCE
                                               INCEPTION
                        1 YEAR    5 YEARS   (MARCH 1, 1993)
                        -------   -------   ---------------
Van Kampen Emerging
  Growth                (33.06)%   2.10 %         10.69%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%          9.25%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80% of the first $750 million; 0.75% over $750 million up to $1 billion; 0.70% over $1 billion.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                            2002          2001          2000          1999         1998
                                         ----------    ----------    ----------    ----------    --------
Net asset value, beginning of year       $    19.44    $    29.66    $    46.01    $    26.92    $  20.37
                                         ----------    ----------    ----------    ----------    --------
  Income from operations:
    Net investment income (loss)              (0.04)         0.01         (0.13)        (0.15)      (0.08)
    Net realized and unrealized gain
      (loss) on investments                   (6.39)        (9.84)        (4.55)        26.83        7.56
                                         ----------    ----------    ----------    ----------    --------
      Net income (loss) from operations       (6.43)        (9.83)        (4.68)        26.68        7.48
                                         ----------    ----------    ----------    ----------    --------
  Distributions:
    Dividends from net investment
      income                                  (0.01)        (0.02)        (0.41)        (0.21)       0.00
    Distributions from net realized
      gains on investments                     0.00         (0.37)       (11.26)        (7.38)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
      Total distributions                     (0.01)        (0.39)       (11.67)        (7.59)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
Net asset value, end of year             $    13.00    $    19.44    $    29.66    $    46.01    $  26.92
                                         ==========    ==========    ==========    ==========    ========
Total return                                 (33.06)%      (33.23)%      (11.92)%      105.16%      37.33%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                         $  652,427    $1,077,677    $1,840,848    $1,916,025    $853,440
    Ratio of expenses to average net
      assets                                   0.88%         0.92%         0.85%         0.87%       0.89%
    Ratio of net investment income
      (loss) to average net assets            (0.27)%        0.06%        (0.26)%       (0.44)%     (0.36)%
    Portfolio turnover rate                  231.11%       178.14%       120.78%       117.72%      99.50%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

COSTS AND MARKET TIMING/FREQUENT TRANSFERS

Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                        California - B Reese Prospectus

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2003

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

[TRANSAMERICA LOGO]    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                           TE- 1 Transamerica Equity

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             22.20%
1994                                                                              7.19%
1995                                                                             52.84%
1996                                                                             27.36%
1997                                                                             46.50%
1998                                                                             43.28%
1999                                                                             37.79%
2000                                                                             -9.69%
2001                                                                            -17.63%
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/99
Lowest:   (18.38)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                            1 YEAR   5 YEARS   10 YEARS
                            ------   -------   --------
Transamerica Equity         (22.24)%   2.69%    15.80%
S&P 500 Composite Stock
  Index                     (22.09)%  (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(b)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $590      $1,306
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.75%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at

                                      ATSF
                           TE- 2 Transamerica Equity

Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
    ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
    --------------       ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Equity      Transamerica Premier       10/2/95     $111.2M    (24.43)%  (0.87)%          8.36%
                           Equity Fund(1)

(1) This fund does not have a sales load.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  17.67    $  21.78    $  26.61    $  19.36    $  14.75
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                   (0.04)      (0.07)      (0.14)      (0.09)      (0.01)
    Net realized and unrealized gain (loss) on
      investments                                  (3.89)      (3.77)      (2.23)       7.40        6.38
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (3.93)      (3.84)      (2.37)       7.31        6.37
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income            0.00        0.00        0.00        0.00        0.00
    Dividends from net realized gains on
      investments                                   0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
      Total distributions                           0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  13.74    $  17.67    $  21.78    $  26.61    $  19.36
                                                ========    ========    ========    ========    ========
Total return                                      (22.24)%    (17.63)%     (9.69)%     37.79%      43.28%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $370,216    $244,735    $254,920    $238,655    $107,892
    Ratio of total expenses to average net
      assets                                        0.82%       0.91%       0.86%       0.90%       0.96%
    Ratio of net expenses to average net
      assets                                        0.82%       0.85%       0.85%       0.85%       0.85%
    Ratio of net investment income (loss) to
      average net assets                           (0.24)%     (0.39)%     (0.60)%     (0.49)%     (0.32)%
    Portfolio turnover rate                        22.98%      51.23%      37.76%      28.79%      34.41%

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Ratio of net expenses to average net assets is net of the advisory fee waiver and fees paid indirectly.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

[TRANSAMERICA LOGO]  Transamerica Money Market
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

              TIM also seeks to maintain a stable net asset value of $1.00 per share by:

                - investing in securities which present minimal credit risk; and

                - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

              Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                      ATSF
                        TMM- 1 Transamerica Money Market

[GRAPH ICON]
PAST PERFORMANCE*
------------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             2.45%
1994                                                                             3.44%
1995                                                                             5.40%
1996                                                                             5.03%
1997                                                                             5.24%
1998                                                                             5.26%
1999                                                                             4.63%
2000                                                                             6.15%
2001                                                                             4.01%
2002                                                                             1.44%

Highest:  1.62%  Quarter  06/30/00
Lowest:   0.31%  Quarter  12/31/02

                                  7 DAY YIELD
                           (As of December 31, 2002)
                                     1.14%
(1) This portfolio had a different subadviser prior to May 1, 2002.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (For Calendar Year ended 12/31/02)

                              1 YEAR    5 YEARS    10 YEARS
                             --------   --------   ---------
Transamerica Money Market      1.44%      4.28%      4.30%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                              CLASS OF SHARES
                                             INITIAL    SERVICE
---------------------------------------------------------------
Management fees                                0.35%      0.35%
Rule 12b-1 fees                                 N/A       0.25%
Other expenses                                 0.06%      0.06%
                                             ------------------
TOTAL                                          0.41%      0.66%
Expense reduction(b)                            N/A        N/A
                                             ------------------
NET OPERATING EXPENSES                         0.41%      0.66%
---------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 0.70%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $42      $132      $230       $518
Service Class                    $67      $211      $368       $822
---------------------------------------------------------------------

                                      ATSF
                        TMM- 2 Transamerica Money Market

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: EDWARD S. HAN. Mr. Han is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Han is the Lead Portfolio Manager of the Transamerica Premier Cash Reserve Fund and the Transamerica Premier High Yield Bond Fund. He also manages sub-advised funds and institutional separate accounts in the fixed income discipline. He joined Transamerica in 1998 and has eight years of investment experience. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

PORTFOLIO MANAGER: ANDREW T. KIM, CFA. Mr. Kim is Fixed Income Research Analyst at Transamerica Investment Management, LLC. He joined Transamerica in 2001 and has five years of investment experience. Mr. Kim received a B.A. in finance from the University of Southern California and is a Chartered Financial Analyst.

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------
This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the able represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations             0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                ========    ========    ========    ========    ========
Total return                                        1.44%       4.01%       6.15%       4.63%       5.26%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $584,061    $467,311    $319,945    $429,811    $169,731
    Ratio of expenses to average net assets         0.41%       0.44%       0.44%       0.44%       0.46%
    Ratio of net investment income (loss) to
      average net assets                            1.42%       3.70%       5.97%       4.81%       5.24%

(1) Prior to May 1, 2002, this portfolio was sub-advised by J.P. Morgan.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                        TMM- 3 Transamerica Money Market

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

COSTS AND MARKET TIMING/FREQUENT TRANSFERS

Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                             California Prospectus

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2003

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    INVESTOR INFORMATION
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               CGG-1    Capital Guardian Global
                                               CGV-1    Capital Guardian Value
                                               FGI-1    Federated Growth & Income
                                             PIMCO-1    PIMCO Total Return
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world

[CAPITAL GUARDIAN LOGO]  Capital Guardian Global
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital and income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio intends to concentrate its investments in such issues, the portfolio may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.

Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than

                                      ATSF
                         CGG- 1 Capital Guardian Global
other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

EMERGING MARKET RISK

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 7, 2000 is attributable to that firm.
                                      ATSF
                         CGG- 2 Capital Guardian Global

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                             47.84%
2000                                                                            -15.42%
2001                                                                            -10.36%
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter  12/31/99
Lowest:   (20.05)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                       SINCE INCEPTION
                             1 YEAR   (FEBRUARY 3, 1998)
                             ------   ------------------
Capital Guardian Global      (19.52)%       (0.79)%
Morgan Stanley Capital
  International World Index  (19.54)%      (19.83)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.05%      1.05%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.24%      0.24%
                                               --------------
TOTAL                                       1.29%      1.54%
Expense reduction(b)                         N/A        N/A
                                               --------------
NET OPERATING EXPENSES                      1.29%      1.54%
-------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.32%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $131     $409      $708      $1,556
Service Class                    $157     $486      $839      $1,834
---------------------------------------------------------------------

                                      ATSF
                         CGG- 3 Capital Guardian Global

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 1.05% of the first $150 million; 1.00% of assets over $150 million up to $300 million; 0.95% of assets over $300 million up to $500 million; and 0.925% on assets over $500 million.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfoliois managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organizationin 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVES is a Senior Vice President of Capital Guardian and a portfolio manager with research responsibilities for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

                                      ATSF
                         CGG- 4 Capital Guardian Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                               YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------
                                               2002          2001        2000*         1999        1998*
                                             ---------     --------     --------     --------     -------
Net asset value, beginning of year           $  10.57      $ 12.06      $ 15.77      $ 10.66      $ 10.00
                                             --------      -------      -------      -------      -------
    Net investment income (loss)                 0.01         0.00         0.02        (0.01)        0.07
    Net realized and unrealized gain (loss)
      on investments                            (2.07)       (1.22)       (2.37)        5.12         0.59
                                             --------      -------      -------      -------      -------
      Net income (loss) from operations         (2.06)       (1.22)       (2.35)        5.11         0.66
                                             --------      -------      -------      -------      -------
Distributions:
    Dividends from net investment income        (0.02)        0.00         0.00         0.00         0.00
    Distributions from net realized gains
      on investments                             0.00        (0.27)       (1.36)        0.00         0.00
                                             --------      -------      -------      -------      -------
      Total distributions                       (0.02)       (0.27)       (1.36)        0.00         0.00
                                             --------      -------      -------      -------      -------
Net asset value, end of year                 $   8.49      $ 10.57      $ 12.06      $ 15.77      $ 10.66
                                             ========      =======      =======      =======      =======
Total return                                   (19.52)%     (10.36)%     (15.42)%      47.84%        6.60%
Ratios and supplemental data:
  Net assets at, end of year (in thousands)  $120,447      $44,477      $50,351      $40,770      $24,865
  Ratio of total expenses to average net
    assets                                       1.29%        1.35%        1.30%        1.49%        1.55%
  Ratio of net expenses to average net
    assets                                       1.29%        1.34%        1.28%        1.48%        1.49%
  Ratio of net investment income (loss) to
    average net assets                           0.17%        0.03%        0.08%       (0.12)%       0.75%
  Portfolio turnover rate                       33.01%          45%         303%         157%         128%

* Effective October 9, 2000, the name of the Endeavor Select Portfolio was changed to Capital Guardian Global and Capital Guardian Trust Company became the Portfolio's investment adviser. The Portfolio commenced operations on February 3, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                         CGG- 5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial,and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, Initial Class and Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future returns.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.
                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                              4.09%
1995                                                                             34.59%
1996                                                                             23.84%
1997                                                                             24.81%
1998                                                                              7.56%
1999                                                                             -3.06%
2000                                                                              5.57%
2001                                                                              6.64%
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   14.89%  Quarter  12/31/98
Lowest:   (21.13)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                        1 YEAR   5 YEARS   (MAY 27, 1993)
                        ------   -------   ---------------
Capital Guardian Value  (20.70)% (1.42)%         7.89%
Russell 1000 Value
  Index                 (15.52)%  1.16%         10.15%*

* From 5/31/93
* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                            ----------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.

PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

Karen A. Miller is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001        2000*         1999         1998
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year          $  17.35     $  17.58     $  19.99     $  21.68     $  20.70
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.18         0.16         0.15         0.18         0.22
  Net realized and unrealized gain (loss)
    on investments                             (3.75)        1.01         0.68        (0.72)        1.36
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (3.57)        1.17         0.83        (0.54)        1.58
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.11)       (0.14)       (0.19)       (0.24)       (0.22)
  Distributions from net realized gains on
    investments                                (0.52)       (1.26)       (3.05)       (0.91)       (0.38)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.63)       (1.40)       (3.24)       (1.15)       (0.60)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $  13.15     $  17.35     $  17.58     $  19.99     $  21.68
                                            ========     ========     ========     ========     ========
Total return                                  (20.70)%       6.64%        5.57%       (3.06)%       7.56%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $286,725     $217,637     $182,354     $209,653     $246,102
  Ratio of total expenses to average net
    assets                                      0.91%        0.95%        0.93%        0.95%        0.85%
  Ratio of net expenses to average net
    assets                                      0.91%        0.94%        0.91%        0.88%        0.84%
  Ratio of net investment income (loss) to
    average net assets                          1.23%        1.01%        0.77%        0.77%        1.10%
  Portfolio turnover rate                      39.43%          55%          85%          51%          19%

* Effective October 9, 2000, the name of the Endeavor Value Equity Portfolio was changed to Capital Guardian Value and Capital Guardian Trust Company became the Portfolio's investment adviser.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

[FEDERATED LOGO]    Federated Growth & Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Federated Investment Counseling (Federated), seeks to achieve the portfolio's objective by investing principally in:

 - Common and preferred stocks

 - Convertible securities

 - REITs

 - Fixed-income securities

 - Foreign securities

Federated seeks total return by investing primarily in common stocks that provide the opportunity for capital appreciation or high dividend income. Federated seeks capital appreciation by investing primarily in undervalued, overlooked common stocks. These securities are generally trading at low historical valuations relative to the market and to industry peers. To achieve high current income, Federated seeks to invest in securities that offer higher dividends than the overall market. Convertible stocks and bonds, real estate investment trusts and securities issued by utility companies are generally the types of securities that Federated may emphasize in order to enhance the portfolio's dividend income. Federated may also invest a portion of the portfolio's assets in securities of companies based outside the U.S. to diversify the portfolio's holdings and to gain exposure to the foreign market.

Federated attempts to invest in securities that have defensive characteristics, i.e., securities that appear to have a low volatility in share price relative to the overall equity market. Federated also may emphasize investment in equity securities that provide high dividend income, which generally are less volatile stocks. Federated also may allocate a portion of the portfolio's assets in cash, options on securities and indices, or fixed-income securities, including non-investment grade fixed-income securities, when the markets appear to be overpriced.

In selecting securities for portfolio investment, Federated uses fundamental analysis, emphasizing the following: undervalued and overlooked companies that have the potential for positive changes; companies' financial strength, particularly the generation of "free" cash flow that exceeds capital spending and dividend requirements; companies' management skill and shareholder orientation; improving earnings; and equity securities of companies that demonstrate an ability to maintain their value when the board equity market is weak. To determine the timing or purchases and sales of portfolio securities, Federated considers technical stock price factors.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stocks.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

                                      ATSF
                        FGI- 1 Federated Growth & Income

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             25.25%
1996                                                                             11.64%
1997                                                                             24.65%
1998                                                                              3.05%
1999                                                                             -4.45%
2000                                                                             29.16%
2001                                                                             15.70%
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter  06/30/99
Lowest:   (7.99)% Quarter  03/31/99

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                             SINCE INCEPTION
                          1 YEAR   5 YEARS   (MARCH 1, 1994)
                          ------   -------   ---------------
Federated Growth &
  Income                   0.96%   8.24 %          10.78%
Russell MidCap Value
  Index                   (9.64)%  2.95 %          10.63%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.
                                      ATSF
                        FGI- 2 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.81%      1.06%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

Investment Adviser: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Federated Investment Counseling

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.75%

PORTFOLIO MANAGERS:

STEVEN J. LEHMAN, CFA and JOHN L. NICHOL CFA, serve as co-portfolio managers of this portfolio.

Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/ Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

                                      ATSF
                        FGI- 3 Federated Growth & Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations.) Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost)on an investment in the portfolio (assuming reinvestment of all distributions.) The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Funds financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------
                                                    2002        2001        2000       1999       1998
                                                  --------    --------    --------    -------    -------
Net asset value, beginning of year                $  15.28    $  13.43    $  10.91    $ 12.28    $ 12.56
                                                  --------    --------    --------    -------    -------
  Income from operations:
    Net investment income (loss)                      0.62        0.64        0.51       0.48       0.53
    Net realized and unrealized gain (loss) on
      investments                                    (0.48)       1.46        2.65      (1.00)     (0.16)
                                                  --------    --------    --------    -------    -------
      Net income (loss) from operations               0.14        2.10        3.16      (0.52)      0.37
                                                  --------    --------    --------    -------    -------
  Distributions:
    Dividends from net investment income             (0.35)      (0.25)      (0.63)     (0.75)     (0.55)
    Distributions from net realized gains on
      investments                                    (0.72)       0.00       (0.01)     (0.10)     (0.10)
                                                  --------    --------    --------    -------    -------
      Total distributions                            (1.07)      (0.25)      (0.64)     (0.85)     (0.65)
                                                  --------    --------    --------    -------    -------
Net asset value, end of year                      $  14.35    $  15.28    $  13.43    $ 10.91    $ 12.28
                                                  ========    ========    ========    =======    =======
Total return                                          0.96%      15.70%      29.16%     (4.45)%     3.05%
Ratios and supplemental data:
    Net assets at end of year (in thousands)      $389,120    $281,943    $122,886    $76,280    $87,616
    Ratio of expenses to average net assets           0.81%       0.86%       0.86%      0.89%      0.90%
    Ratio of net investment income (loss) to
      average net assets                              4.11%       4.39%       4.31%      4.01%      4.35%
    Portfolio turnover rate                         145.88%     117.05%     147.18%    117.14%     97.17%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                        FGI- 4 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

[PIMCO LOGO]    PIMCO Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. [STOPLITE ICON] PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                          PIMCO- 1 PIMCO Total Return

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------
Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class.
Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date. Past performance is not a prediction of future results.
Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.70%      0.70%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.08%      0.08%
                                    ---------------
TOTAL                              0.78%      1.03%
Expense reduction(b)                N/A        N/A
                                    ---------------
NET OPERATING EXPENSES             0.78%      1.03%
---------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pacific Investment Management Company LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.70%.

PORTFOLIO MANAGER:

The portfolio is managed by Pacific Investment Management Company LLC.

WILLIAM H. GROSS, CFA, Chief Investment Officer and founding partner of PIMCO is head of the investment team which manages the portfolio. He has over 30 years experience. Mr. Gross is one of the founders of PIMCO and serves as manager of other PIMCO funds.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
-----------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME

                                      ATSF
                          PIMCO- 2 PIMCO Total Return

THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown with and without the deductions of any applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                       AS OF DECEMBER 31, 2002
                                                                          (WITH SALES LOADS)
                                                            ----------------------------------------------
                                                 INCEPTION  TOTAL                           10 YEARS
ATSF PORTFOLIO      SIMILAR SUB-ADVISER FUND(1)    DATE     ASSETS   1 YEAR  5 YEARS  (OR SINCE INCEPTION)
--------------      ---------------------------  ---------  ------   ------  -------  --------------------
PIMCO Total Return      PIMCO Total Return        5/11/87   $7.0B    4.75%    6.67%          7.30%
                                                  Class A

                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                                      (WITHOUT SALES LOADS)
                                                          ----------------------------------------------
                                               INCEPTION  TOTAL                           10 YEARS
ATSF PORTFOLIO      SIMILAR SUB-ADVISER FUND     DATE     ASSETS   1 YEAR  5 YEARS  (OR SINCE INCEPTION)
--------------      -------------------------  ---------  ------   ------  -------  --------------------
PIMCO Total Return     PIMCO Total Return       5/11/87   $7.0B    9.69%    7.66%          7.80%
                                                Class A

(1) PIMCO Total Return has a 4.5% sales load on Class A Shares. It also offers other classes with different fees and expenses.

                                      ATSF
                          PIMCO- 3 PIMCO Total Return

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                               FOR THE YEAR ENDED
                                                                  DECEMBER 31,
                                                                     2002*
                                                               ------------------
Net asset value, at inception                                       $  10.00
                                                                    --------
  Income from operations:
    Net investment income (loss)                                        0.20
    Net realized and unrealized gain (loss) on investments              0.42
                                                                    --------
      Net income (loss) from operations                                 0.62
                                                                    --------
  Distributions:
    Dividends from net investment income                                0.00
    Distributions from net realized gains on investments                0.00
                                                                    --------
      Total distributions                                               0.00
                                                                    --------
Net asset value, end of year                                        $  10.62
                                                                    ========
Total return                                                            6.20%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                        $385,405
    Ratio of expenses to average net assets                             0.78%
    Ratio of net investment income (loss) to average net
     assets                                                             2.86%
    Portfolio turnover rate                                           301.95%

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses, and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                          PIMCO- 4 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                           TE- 1 Transamerica Equity

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                              22.2%
1994                                                                              7.19%
1995                                                                             52.84%
1996                                                                             27.36%
1997                                                                              46.5%
1998                                                                             43.28%
1999                                                                             37.79%
2000                                                                             -9.69%
2001                                                                            -17.63%
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/99
Lowest:   (18.38)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                            1 YEAR   5 YEARS   10 YEARS
                            ------   -------   --------
Transamerica Equity         (22.24)%   2.69%    15.80%
S&P 500 Composite Stock
  Index                     (22.09)%  (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                             ---------------
TOTAL                                       0.82%      1.07%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $590      $1,306
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.75%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at

                                      ATSF
                           TE- 2 Transamerica Equity

Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
    ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
    --------------       ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Equity      Transamerica Premier       10/2/95     $111.2M    (24.43)%  (0.87)%          8.36%
                           Equity Fund(1)

(1) This fund does not have a sales load.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  17.67    $  21.78    $  26.61    $  19.36    $  14.75
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                   (0.04)      (0.07)      (0.14)      (0.09)      (0.01)
    Net realized and unrealized gain (loss) on
      investments                                  (3.89)      (3.77)      (2.23)       7.40        6.38
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (3.93)      (3.84)      (2.37)       7.31        6.37
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income            0.00        0.00        0.00        0.00        0.00
    Dividends from net realized gains on
      investments                                   0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
      Total distributions                           0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  13.74    $  17.67    $  21.78    $  26.61    $  19.36
                                                ========    ========    ========    ========    ========
Total return                                      (22.24)%    (17.63)%     (9.69)%     37.79%      43.28%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $370,216    $244,735    $254,920    $238,655    $107,892
    Ratio of total expenses to average net
      assets                                        0.82%       0.91%       0.86%       0.90%       0.96%
    Ratio of net expenses to average net
      assets                                        0.82%       0.85%       0.85%       0.85%       0.85%
    Ratio of net investment income (loss) to
      average net assets                           (0.24)%     (0.39)%     (0.60)%     (0.49)%     (0.32)%
    Portfolio turnover rate                        22.98%      51.23%      37.76%      28.79%      34.41%

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Ratio of net expenses to average net assets is net of the advisory fee waiver and fees paid indirectly.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA LOGO)  Transamerica Money Market
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

              TIM also seeks to maintain a stable net asset value of $1.00 per share by:

                - investing in securities which present minimal credit risk; and

                - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                      ATSF
                        TMM- 1 Transamerica Money Market

[GRAPH ICON]
PAST PERFORMANCE*
------------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             2.45%
1994                                                                             3.44%
1995                                                                             5.40%
1996                                                                             5.03%
1997                                                                             5.24%
1998                                                                             5.26%
1999                                                                             4.63%
2000                                                                             6.15%
2001                                                                             4.01%
2002

Highest:  1.62%  Quarter  06/30/00
Lowest:   0.31%  Quarter  12/31/02

                                  7 DAY YIELD
                           (As of December 31, 2002)
                                     1.14%
(1) This portfolio had a different subadviser prior to May 1, 2002.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (For Calendar Year ended 12/31/02)

                              1 YEAR    5 YEARS    10 YEARS
                             --------   --------   ---------
Transamerica Money Market      1.44%      4.28%      4.30%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.
[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                              CLASS OF SHARES
                                             INITIAL    SERVICE
---------------------------------------------------------------
Management fees                                0.35%      0.35%
Rule 12b-1 fees                                 N/A       0.25%
Other expenses                                 0.06%      0.06%
                                                 --------------
TOTAL                                          0.41%      0.66%
Expense reduction(b)                            N/A        N/A
                                                 --------------
NET OPERATING EXPENSES                         0.41%      0.66%
---------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 0.70%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $42      $132      $230       $518
Service Class                    $67      $211      $368       $822
---------------------------------------------------------------------

                                      ATSF
                        TMM- 2 Transamerica Money Market

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: EDWARD S. HAN. Mr. Han is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Han is the Lead Portfolio Manager of the Transamerica Premier Cash Reserve Fund and the Transamerica Premier High Yield Bond Fund. He also manages sub-advised funds and institutional separate accounts in the fixed income discipline. He joined Transamerica in 1998 and has eight years of investment experience. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

PORTFOLIO MANAGER: ANDREW T. KIM, CFA. Mr. Kim is Fixed Income Research Analyst at Transamerica Investment Management, LLC. He joined Transamerica in 2001 and has five years of investment experience. Mr. Kim received a B.A. in finance from the University of Southern California and is a Chartered Financial Analyst.

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------
This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the able represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations             0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                ========    ========    ========    ========    ========
Total return                                        1.44%       4.01%       6.15%       4.63%       5.26%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $584,061    $467,311    $319,945    $429,811    $169,731
    Ratio of expenses to average net assets         0.41%       0.44%       0.44%       0.44%       0.46%
    Ratio of net investment income (loss) to
      average net assets                            1.42%       3.70%       5.97%       4.81%       5.24%

(1) Prior to May 1, 2002, this portfolio was sub-advised by J.P. Morgan.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                        TMM- 3 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

[VAN KAMPEN LOGO] Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management Inc. (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures.

Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]

1994                                                                             -7.36%
1995                                                                             46.79%
1996                                                                             18.88%
1997                                                                             21.45%
1998                                                                             37.33%
1999                                                                            105.16%
2000                                                                            -11.92%
2001                                                                            -33.23%
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter   12/31/99
Lowest:      (25.80)% Quarter   12/31/00

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                                 SINCE
                                               INCEPTION
                        1 YEAR    5 YEARS   (MARCH 1, 1993)
                        -------   -------   ---------------
Van Kampen Emerging
  Growth                (33.06)%   2.10%          10.69%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%          9.25%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                             ---------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80% of the first $750 million; 0.75% over $750 million up to $1 billion; 0.70% over $1 billion.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                            2002          2001          2000          1999         1998
                                         ----------    ----------    ----------    ----------    --------
Net asset value, beginning of year       $    19.44    $    29.66    $    46.01    $    26.92    $  20.37
                                         ----------    ----------    ----------    ----------    --------
  Income from operations:
    Net investment income (loss)              (0.04)         0.01         (0.13)        (0.15)      (0.08)
    Net realized and unrealized gain
      (loss) on investments                   (6.39)        (9.84)        (4.55)        26.83        7.56
                                         ----------    ----------    ----------    ----------    --------
      Net income (loss) from operations       (6.43)        (9.83)        (4.68)        26.68        7.48
                                         ----------    ----------    ----------    ----------    --------
  Distributions:
    Dividends from net investment
      income                                  (0.01)        (0.02)        (0.41)        (0.21)       0.00
    Distributions from net realized
      gains on investments                     0.00         (0.37)       (11.26)        (7.38)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
      Total distributions                     (0.01)        (0.39)       (11.67)        (7.59)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
Net asset value, end of year             $    13.00    $    19.44    $    29.66    $    46.01    $  26.92
                                         ==========    ==========    ==========    ==========    ========
Total return                                 (33.06)%      (33.23)%      (11.92)%      105.16%      37.33%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                         $  652,427    $1,077,677    $1,840,848    $1,916,025    $853,440
    Ratio of expenses to average net
      assets                                   0.88%         0.92%         0.85%         0.87%       0.89%
    Ratio of net investment income
      (loss) to average net assets            (0.27)%        0.06%        (0.26)%       (0.44)%     (0.36)%
    Portfolio turnover rate                  231.11%       178.14%       120.78%       117.72%      99.50%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

   A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

COSTS AND MARKET TIMING/FREQUENT TRANSFERS

Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                               Denitha Prospectus

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2003

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               AAG-1    Alger Aggressive Growth
                                              CRES-1    Clarion Real Estate Securities
                                              DSCV-1    Dreyfus Small Cap Value (closed to new investors)
                                             JPMEI-1    J.P. Morgan Enhanced Index
                                               JGR-1    Janus Growth
                                           LKCMSTR-1    LKCM Strategic Total Return
                                                MN-1    Munder Net50
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market
                                             VKAIA-1    Van Kampen Active International Allocation
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth aggressively, and can tolerate wide swings in the value of his investment.
---------------------
When a portfolio manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(ALGER LOGO)    Alger Aggressive Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital
appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Fred Alger Management, Inc. (Alger), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities such as common or preferred stocks

 - Convertible securities (convertible securities are securities which can be exchanged or converted into common stock of such companies)

To a lesser extent, the sub-adviser may invest portfolio assets in:

                - U.S. dollar denominated securities of foreign issuers
                  (American Depositary Receipts (ADRs))

                - Money market instruments

                - Repurchase agreements

               Under normal market conditions, the portfolio invests at least 85% of its assets in common stocks. The portfolio invests in companies of any size that the portfolio managers consider to be growing rapidly. A research oriented, "bottom-up" approach to security selection is emphasized.

               The portfolio may also use leveraging, a technique that involves borrowing money to invest in an effort to enhance shareholder returns.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing company stocks may be very volatile and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

CONVERTIBLES

As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

LEVERAGING

Leveraging by a portfolio involves special risks:

 - Leveraging practices may make a portfolio more volatile.

 - Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio's securities.

 - Money borrowed for leveraging is subject to interest costs.

 - Minimum average balances may need to be maintained or a line of credit in connection with borrowing may be necessary resulting in an increase in the cost of borrowing over the stated interest rate.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                         AAG- 1 Alger Aggressive Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             38.02%
1996                                                                             10.45%
1997                                                                             24.25%
1998                                                                             48.69%
1999                                                                             69.02%
2000                                                                            -31.33%
2001                                                                            -16.45%
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.67%  Quarter  12/31/99
Lowest:   (22.51)% Quarter  12/31/00

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                            SINCE INCEPTION
                       1 YEAR     5 YEARS   (MARCH 1, 1994)
                       -------    -------   ---------------
Alger Aggressive
  Growth                (34.39)%    (1.11)%        6.67%
S&P 500 Composite
  Stock Index           (22.09)%    (0.58)%        9.36%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.10%      0.10%
                                             ---------------
TOTAL                                       0.90%      1.15%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                         AAG- 2 Alger Aggressive Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 92     $287      $498      $1,108
Service Class                    $117     $365      $633      $1,398
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Fred Alger Management, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80%.

PORTFOLIO MANAGERS: Frederick M. Alger III is the chief market strategist for the portfolio overseeing the investments of the portfolio. David Hyun CFA, is responsible for the day-to-day operations and has served as portfolio manager since September 2001. Mr. Alger is the founder of Alger. Mr. Hyun joined Alger in 1991 and previously served as co-manager of the portfolio from 1997 to June 2000. Mr. Hyun joined Oppenheimer Fund in June 2000 and served as portfolio manager until September 2001.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------
The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report which is available upon request by calling the Fund at 1-800-851-9777.

                                                               YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------
                                                2002        2001        2000         1999         1998
                                              --------    --------    --------    ----------    --------
Net asset value, beginning of year            $  16.34    $  19.56    $  33.28    $    22.44    $  16.04
                                              --------    --------    --------    ----------    --------
Income from operations:
  Net investment income (loss)                   (0.07)      (0.03)      (0.09)        (0.15)      (0.04)
  Net realized and unrealized gain (loss) on
    investments                                  (5.55)      (3.19)     (10.03)        14.95        7.68
                                              --------    --------    --------    ----------    --------
    Net income (loss) from operations            (5.62)      (3.22)     (10.12)        14.80        7.64
                                              --------    --------    --------    ----------    --------
Distributions:
  Dividends from net investment income            0.00        0.00       (0.42)        (1.54)      (0.05)
  Distributions from net realized gains on
    investments                                   0.00        0.00       (3.18)        (2.42)      (1.19)
                                              --------    --------    --------    ----------    --------
    Total distributions                           0.00        0.00       (3.60)        (3.96)      (1.24)
                                              --------    --------    --------    ----------    --------
Net asset value, end of year                  $  10.72    $  16.34    $  19.56    $    33.28    $  22.44
                                              ========    ========    ========    ==========    ========
Total return                                    (34.39)%    (16.45)%    (31.33)%       69.02%      48.69%
Ratios and supplemental data:
  Net assets at end of year (in thousands)    $403,301    $682,355    $907,696    $1,117,511    $574,164
  Ratio of expenses to average net assets         0.90%       0.97%       0.86%         0.89%       0.91%
  Ratio of net investment income (loss) to
    average net assets                           (0.49)%     (0.15)%     (0.31)%       (0.56)%     (0.21)%
  Portfolio turnover rate                       196.99%     104.17%     122.70%       101.71%     117.44%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                         AAG- 3 Alger Aggressive Growth

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

[CLARION CRA SECURITIES LOGO]  Clarion Real Estate Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, Clarion invests at least 80% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Clarion employs a disciplined investment decision-making process combining top-down portfolio design and bottom-up company analysis. Clarion draws upon a multi-disciplined team of seasoned securities managers and experienced real estate investment professionals to incorporate as much independent, relevant information as practicable toward creating an efficient portfolio of real estate securities.

When selecting investments for the portfolio, Clarion relies on a proprietary model to assess the relative value of each security in the portfolio's universe. Key factors that are incorporated into this model include: earnings estimates, earnings growth estimates, an estimate of the private property quality, the quality of management, and balance sheet flexibility. Clarion considers these factors best identify those real estate securities that represent the greatest value and income and/or price appreciation.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio is non-diversified under federal securities laws.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

                                      ATSF
                     CRES- 1 Clarion Real Estate Securities

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

QUANTITATIVE MODELS

Stocks selected using quantitative models may not perform as well as these models might otherwise suggest and may cause overall returns to be lower than if other methods are used.

NON-DIVERSIFIED

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE*
------------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                             -3.77%
2000                                                                             29.62%
2001                                                                             11.05%
2002

* Prior to May 1, 2002, this portfolio was managed by J.P. Morgan.

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     10.90%  Quarter  06/30/00
Lowest:     (11.64)% Quarter  09/30/98

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                         SINCE INCEPTION
                              1 YEAR      (MAY 1, 1998)
                              -------    ---------------
Clarion Real Estate
  Securities                     3.60%          4.36%
Morgan Stanley REIT Index        3.64%          4.50%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

                                      ATSF
                     CRES- 2 Clarion Real Estate Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.18%      0.18%
                                   -----------------
TOTAL                              0.98%      1.23%
Expense reduction(b)                N/A        N/A
                                   -----------------
NET OPERATING EXPENSES             0.98%      1.23%
----------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/31/03.
(b) Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $100     $312      $542      $1,201
Service Class                    $125     $390      $676      $1,489
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: ING Clarion Real Estate Securities

ADVISORY FEE: As a percentage of average daily net assets -- 0.80%.

PORTFOLIO MANAGER:

T. RITSON FERGUSON, CFA AND JOSEPH P. SMITH, CFA, serve as co-portfolio managers of this portfolio. Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion CRA Securities. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.

                                      ATSF
                     CRES- 3 Clarion Real Estate Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                     2002*       2001       2000       1999      1998**
                                                    --------    -------    -------    -------    -------
Net asset value, beginning of year                  $  11.21    $ 10.32    $  8.06    $  8.51    $ 10.00
                                                    --------    -------    -------    -------    -------
  Income from operations:
    Net investment income (loss)                        0.65       0.56       0.59       0.49       0.36
    Net realized and unrealized gain (loss) on
      investments                                      (0.25)      0.58       1.79      (0.79)     (1.85)
                                                    --------    -------    -------    -------    -------
      Net income (loss) from operations                 0.40       1.14       2.38      (0.30)     (1.49)
                                                    --------    -------    -------    -------    -------
  Distributions:
    Dividends from net investment income               (0.13)     (0.25)     (0.12)     (0.15)      0.00
    Distributions from net realized gains on
      investments                                      (0.07)      0.00       0.00       0.00       0.00
                                                    --------    -------    -------    -------    -------
      Total distributions                              (0.20)     (0.25)     (0.12)     (0.15)      0.00
                                                    --------    -------    -------    -------    -------
Net asset value, end of year                        $  11.41    $ 11.21    $ 10.32    $  8.06    $  8.51
                                                    ========    =======    =======    =======    =======
Total return                                            3.60%     11.05%     29.62%     (3.77)%   (14.93)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)        $124,219    $43,611    $16,577    $ 3,199    $ 2,414
    Ratio of total expenses to average net assets       0.98%      1.13%      1.71%      2.69%      3.34%
    Ratio of net expenses to average net assets         0.98%      1.00%      1.00%      1.00%      1.00%
    Ratio of net investment income (loss) to
      average net assets                                5.61%      5.25%      6.27%      5.91%      6.03%
    Portfolio turnover rate                           123.25%    171.63%    291.38%    189.80%    100.80%

 * Prior to May 1, 2002, this portfolio was managed by J.P. Morgan. ** Portfolio commenced operations on May 1, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver and fees paid indirectly.

                                      ATSF
                     CRES- 4 Clarion Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital
 - A less conservative investment with greater risk and reward potential than a portfolio investing in large-capitalization companies

(DREYFUS LOGO)    Dreyfus Small Cap Value (closed to new investors)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital growth. To pursue its goal, the portfolio normally invests at least 80% of its assets in small cap companies. Small cap companies are defined as those whose market capitalizations are within the capitalization range of companies in the Russell 2000 Index at the time of purchase. Because the portfolio may continue to hold a security whose market capitalization grows, a substantial portion of the portfolio's holdings can have market capitalizations in excess of the capitalization range of the companies in the Russell 2000 Index. The portfolio may also invest in initial public offerings (IPOs) and stocks of foreign securities.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio normally invests in "value" companies. The sub-adviser, The Dreyfus Corporation (Dreyfus), identifies potential investment through extensive fundamental and quantitative research. The portfolio will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

 - value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

                - business health, or overall efficiency and profitability as measured by return on assets and return on equity

                - business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm.

Because a company could remain undervalued for years, value investors search for factors that could trigger a rise in price, including new products or markets, opportunities for greater market share and more effective management.

Most of the portfolio's assets will be invested in equity securities, primarily common stocks of U.S. issuers. Normally, the portfolio will not invest more than 20% of its total assets in foreign securities.

Note: Effective July 1, 2002, Dreyfus Small Cap Value closed to new investors. All Policyowners invested in Dreyfus Small Cap Value prior to July 1, 2002 may continue to invest in the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of small capitalization companies appear to be greatly out of proportion to the valuations of medium or large capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price

                                      ATSF
                        DSCV- 1 Dreyfus Small Cap Value
volatility and may decline more significantly in market downturns than securities of larger companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Value stocks, in many cases, are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004.
The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                             -1.79
1995                                                                             14.05
1996                                                                             25.63
1997                                                                             25.56
1998                                                                             -2.18
1999                                                                             29.39
2000                                                                             11.02
2001                                                                             28.79
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter   12/31/01
Lowest:   (33.09)% Quarter   09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR    5 YEARS    (MAY 4, 1993)
                       -------   -------   ---------------
Dreyfus Small Cap
  Value                (39.46)%   1.84%         8.32%
Russell 2000 Index     (20.48)%  (1.36)%        7.25%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. The Dreyfus Corporation has been the portfolio's sub-adviser since September 16, 1996. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to September 16, 1996 is attributable to that firm.
                                      ATSF
                        DSCV- 2 Dreyfus Small Cap Value
these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                              CLASS OF SHARES
                             INITIAL    SERVICE
-----------------------------------------------
Management fees                0.80%      0.80%
Rule 12b-1 fees                 N/A       0.25%
Other expenses                 0.08%      0.08%
                                ---------------
TOTAL                          0.88%      1.13%
Expense reduction(b)            N/A        N/A
                                ---------------
NET OPERATING EXPENSES         0.88%      1.13%
-----------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.

(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.89%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: The Dreyfus Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGER:

PETER L. HIGGINS serves as portfolio manager for this portfolio. Mr. Higgins has been employed by The Boston Company Asset Management, LLC, a subsidiary of Mellon Financial Corporation, since August 1988 and by Dreyfus since February 1996.

                                      ATSF
                        DSCV- 3 Dreyfus Small Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by Pricewaterhouse Coopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  15.72    $  15.62    $  16.51    $  14.14    $  16.41
                                                --------    --------    --------    --------    --------
Income from operations:
  Net investment income (loss)                     (0.05)      (0.03)      (0.03)      (0.04)      (0.03)
  Net realized and unrealized gain (loss) on
    investments                                    (6.24)       4.66        1.87        4.00       (0.13)
                                                --------    --------    --------    --------    --------
    Net income (loss) from operations              (6.29)       4.63        1.84        3.96       (0.16)
                                                --------    --------    --------    --------    --------
Distributions:
  Dividends from net investment income              0.00        0.00        0.00        0.00       (0.02)
  Distributions from net realized gains on
    investments                                    (1.80)      (4.53)      (2.73)      (1.59)      (2.09)
                                                --------    --------    --------    --------    --------
    Total distributions                            (1.80)      (4.53)      (2.73)      (1.59)      (2.11)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $   7.63    $  15.72    $  15.62    $  16.51    $  14.14
                                                ========    ========    ========    ========    ========
Total return                                      (39.46)%     28.79%      11.02%      29.39%      (2.18)%
Ratios and supplemental data:
  Net assets at end of year (in thousands)      $224,359    $313,685    $213,086    $187,803    $158,662
  Ratio of total expenses to average net
    assets                                          1.19%       1.18%       1.26%       1.22%       0.94%
  Ratio of net expenses to average net assets       0.88%       0.91%       0.91%       0.90%       0.86%
  Ratio of net investment income (loss) to
    average net assets                             (0.45)%     (0.24)%     (0.23)%     (0.28)%     (0.23)%
  Portfolio turnover rate                         132.98%        172%        192%        216%        183%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                        DSCV- 4 Dreyfus Small Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 Index with a comparable level of risk
---------------------
The S&P 500 INDEX is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

[J.P. MORGAN LOGO]    J.P. Morgan Enhanced Index
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. Industry by industry, the portfolio's weightings are similar to those of the S&P 500 Index. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. A team of more than 20 analysts dedicated to U.S. equities, with an average of over ten years of experience, follows over 650 large- and medium-sized U.S. companies. The research goal is to provide insight into a company's real growth potential.

 - VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing between 200 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

   - catalysts that could trigger a rise in a stock's price

   - high potential reward compared to potential risk

   - temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term fixed income instruments including:

 - U.S. government securities

 - bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - repurchase agreements

 - short-term bonds and notes with remaining maturities of 13 months or less

                                      ATSF
                      JPMEI- 1 J.P. Morgan Enhanced Index

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1998                                                                             31.39%
1999                                                                             18.16%
2000                                                                            -10.92%
2001                                                                            -11.98%
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    22.37%  Quarter  12/31/98
Lowest:    (17.69)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                        1 YEAR    5 YEAR    (MAY 2, 1997)
                        -------   ------   ---------------
J.P. Morgan Enhanced
  Index                 (24.59)%  (1.70)%        2.15%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%        3.12%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

                                      ATSF
                      JPMEI- 2 J.P. Morgan Enhanced Index

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)
% of average daily net assets

                              CLASS OF SHARES
                             INITIAL    SERVICE
-----------------------------------------------
Management fees                0.75%      0.75%
Rule 12b-1 fees                 N/A       0.25%
Other expenses                 0.10%      0.10%
                                ---------------
TOTAL                          0.85%      1.10%
Expense reduction(b)            N/A        N/A
                                ---------------
NET OPERATING EXPENSES         0.85%      1.10%
-----------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $271      $471      $1,049
Service Class                    $112     $350      $606      $1,340
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: J.P. Morgan Investment Management Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%

PORTFOLIO MANAGERS: An investment advisory group makes the portfolio's day-to-day investment decisions. The advisory group also manages the JP Morgan Smart Index Fund.

                                      ATSF
                      JPMEI- 3 J.P. Morgan Enhanced Index

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                             YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                           2002         2001         2000         1999           1998
                                         --------     --------     --------     --------     ------------
Net asset value, beginning of year       $  13.24     $  15.13     $  18.16     $  16.08       $ 12.29
                                         --------     --------     --------     --------       -------
Income from operations:
  Net investment income (loss)               0.08         0.06         0.07         0.08          0.04
  Net realized and unrealized gain
    (loss) on investments                   (3.33)       (1.86)       (1.99)        2.78          3.81
                                         --------     --------     --------     --------       -------
    Net income (loss) from operations       (3.25)       (1.80)       (1.92)        2.86          3.85
                                         --------     --------     --------     --------       -------
Distributions:
  Dividends from net investment income      (0.05)       (0.09)       (0.08)       (0.03)        (0.02)
  Distributions from net realized gains
    on investments                           0.00         0.00        (1.03)       (0.75)        (0.04)
                                         --------     --------     --------     --------       -------
    Total distributions                     (0.05)       (0.09)       (1.11)       (0.78)        (0.06)
                                         --------     --------     --------     --------       -------
Net asset value, end of year             $   9.94     $  13.24     $  15.13     $  18.16       $ 16.08
                                         ========     ========     ========     ========       =======
Total return                               (24.59)%     (11.98)%     (10.92)%      18.16%        31.39 %
Ratios and supplemental data:
  Net assets at end of year (in
    thousands)                           $159,257     $150,777     $156,517     $153,967       $64,058
  Ratio of total expenses to average
    net assets                               0.85%        0.87%        0.87%        0.78%         1.10 %
  Ratio of net expenses to average net
    assets                                   0.85%        0.87%        0.87%        0.78%         1.10 %
  Ratio of net investment income (loss)
    to average net assets                    0.72%        0.43%        0.53%        0.73%         0.48 %
  Portfolio turnover rate                   55.61%          56%          68%          56%           78 %

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                      JPMEI- 4 J.P. Morgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

[JANUS LOGO]    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity Securities

The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

               Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

               Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shareshave different expense structures. Initial Classshares can have up to a maximum distributionfee (12b-1 fee) equal to an annual rate of0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                              3.97%
1994                                                                             -8.31%
1995                                                                             47.12%
1996                                                                             17.96%
1997                                                                             17.54%
1998                                                                             64.47%
1999                                                                             59.67%
2000                                                                            -28.94%
2001                                                                            -28.20%
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter  12/31/99
Lowest:   (31.92)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Janus Growth              (29.92)%   (1.25)%    6.21%
S&P 500 Composite
  Stock Index             (22.09)%   (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.01%      0.01%
                                             ---------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                              JGR- 2 Janus Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $274      $477      $1,061
Service Class                    $112     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                        FOR THE YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------
                                          2002          2001          2000          1999          1998
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year     $    32.65    $    47.34    $    78.00    $    59.94    $    36.84
                                       ----------    ----------    ----------    ----------    ----------
  Income from operations:
    Net investment income (loss)            (0.09)        (0.12)        (0.14)        (0.04)         0.12
    Net realized and unrealized gain
      (loss) on investments                 (9.68)       (13.24)       (21.10)        34.02         23.49
                                       ----------    ----------    ----------    ----------    ----------
      Net income (loss) from
         operations                         (9.77)       (13.36)       (21.24)        33.98         23.61
                                       ----------    ----------    ----------    ----------    ----------
  Distributions:
    Dividends from net investment
      income                                 0.00          0.00         (0.10)        (1.17)        (0.09)
    Distributions from net realized
      gains on investments                   0.00         (1.33)        (9.32)       (14.75)        (0.42)
                                       ----------    ----------    ----------    ----------    ----------
      Total distributions                    0.00         (1.33)        (9.42)       (15.92)        (0.51)
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, end of year           $    22.88    $    32.65    $    47.34    $    78.00    $    59.94
                                       ==========    ==========    ==========    ==========    ==========
Total return                               (29.92)%      (28.20)%      (28.94)%       59.67%        64.47%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                       $1,109,540    $1,892,586    $2,957,087    $4,141,240    $3,086,057
    Ratio of expenses to average net
      assets                                 0.86%         0.89%         0.82%         0.82%         0.83%
    Ratio of net investment income
      (loss) to average net assets          (0.33)%       (0.33)%       (0.18)%       (0.05)%        0.25%
    Portfolio turnover rate                 67.50%        60.30%        49.08%        70.95%        35.29%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks consistent total return, achieved through a diversified portfolio of both equities and fixed-income securities. The equity portion is designed to provide capital appreciation, with bonds used to generate current income, minimize overall portfolio volatility, and insulate against a downside risk.

[LKCM LOGO]    LKCM Strategic Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks preservation of capital and long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------
The portfolio's sub-adviser, Luther King Capital Management Corporation
(LKCM), seeks to achieve the portfolio's investment objective by investing primarily in:

 - Common stocks

 - Securities convertible into common stocks

 - Government bonds and corporate bonds

The portfolio seeks to invest in both equity and fixed-income securities to achieve long-term capital appreciation. In selecting such securities, LKCM looks for companies with strong fundamental characteristics. It considers factors such as:

 - Management integrity

 - Balance sheet quality

 - Cash flow generation

 - Earnings and dividend history and outlook

 - Profitability levels

 - Market positions

               In some cases, LKCM bases its selections on other factors. For example, some securities may be bought at an apparent discount to their appropriate value of a company's underlying assets, with the anticipation that the discount will narrow over time.

               The portfolio seeks to achieve an income yield greater than the average yield of the stocks in the S&P 500.

               The portfolio invests mainly in the stocks and bonds of companies with established operating histories and strong fundamental characteristics. The majority of the stocks the portfolio buys will be listed on a national exchange or traded on NASDAQ or domestic over-the-counter markets.

LKCM closely analyzes a company's financial status and a security's valuation in an effort to control risk at the individual level. In addition, the growth elements of the portfolio's equity investments drive capital appreciation.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                    LKCM STR- 1 LKCM Strategic Total Return

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results,

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                             -0.53%
1995                                                                             24.66%
1996                                                                             15.00%
1997                                                                             21.85%
1998                                                                              9.64%
1999                                                                             12.07%
2000                                                                             -3.76%
2001                                                                             -2.18%
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  13.06%  Quarter  06/30/97
Lowest:   (8.52)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                        1 YEAR   5 YEARS   (MARCH 1, 1993)
                        ------   -------   ---------------
LKCM Strategic Total
  Return                (10.55)%   0.68%        7.52%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%       9.25%
Lehman Brothers
  Intermediate U.S.
  Government/ Credit
  Index                   9.84%    7.49%        6.81%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                             ---------------
TOTAL                                       0.87%      1.12%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                    LKCM STR- 2 LKCM Strategic Total Return

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Luther King Capital Management Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80% of the first $250 million;
0.775% over $250 million up to $500 million;
0.75% over $500 million up to $750 million;
0.70% over $750 million up to $1 billion; and 0.60% over $1 billion.

PORTFOLIO MANAGERS:

LUTHER KING, JR., CFA and SCOT C. HOLLMANN, CFA have co-managed this portfolio since inception.

Mr. King has been a portfolio manager and the president and chief executive officer of Luther King since 1979.

Mr. Hollmann has been a portfolio manager and vice president of Luther King since 1983.

                                      ATSF
                    LKCM STR- 3 LKCM Strategic Total Return

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  14.43    $  14.90    $  16.85    $  16.40    $  15.62
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.31        0.34        0.35        0.34        0.39
    Net realized and unrealized gain (loss) on
      investments                                  (1.82)      (0.66)      (0.97)       1.59        1.09
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (1.51)      (0.32)      (0.62)       1.93        1.48
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.42)      (0.07)      (0.32)      (0.35)      (0.38)
    Distributions from net realized gains on
      investments                                   0.00       (0.08)      (1.01)      (1.13)      (0.32)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.42)      (0.15)      (1.33)      (1.48)      (0.70)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  12.50    $  14.43    $  14.90    $  16.85    $  16.40
                                                ========    ========    ========    ========    ========
Total return                                      (10.55)%     (2.18)%     (3.76)%     12.07%       9.64%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $325,790    $451,577    $558,924    $624,416    $592,312
    Ratio of expenses to average net assets         0.87%       0.89%       0.85%       0.86%       0.86%
    Ratio of net investment income (loss) to
      average net assets                            2.28%       2.37%       2.20%       2.02%       2.43%
    Portfolio turnover rate                        13.93%      16.16%      51.66%      45.42%      49.20%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                    LKCM STR- 4 LKCM Strategic Total Return

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his investment.

[MUNDER CAPITAL LOGO]    Munder Net50
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Munder Capital Management (Munder) seeks to achieve the portfolio's objective by investing principally in:

 - stocks of domestic and foreign companies that are engaged in the Internet and Intranet related businesses

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities, and American Depository Receipts (ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with the Internet or intranet related businesses. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. Of the companies selected, 70-90% are expected to be domestic; however the fund may invest from 10-30% in foreign securities.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web
(WWW), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. An intranet is the application of WWW tools and concepts to a company's internal documents and databases.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies.
               The portfolio may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more than $1 billion. The portfolio may also invest without limit in initial public offerings ("IPO's"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

               The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

SMALL-CAP AND GROWTH COMPANIES

Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

ADRS

Many securities of foreign issuers are represented by American Depositary Receipts (ADRs). While ADRs principally are traded on domestic securities exchanges, investing in ADRs involves many of the same risks associated with foreign securities in general. These risks include:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

                                      ATSF
                               MN- 1 Munder Net50

 - More fluctuations in market prices

 - Less information available

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INTERNET INVESTING

The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

Internet and Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

IPOS

Investments in IPOs involve special risks:

 - Fluctuation of market value

 - Possible higher transaction costs

 - Market risk

 - Liquidity risk

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                             -0.62%
2001                                                                            -25.42%
2002                                                                            -38.41%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   38.66%  Quarter  12/31/01
Lowest:   (46.99)% Quarter  09/31/01

(1) Prior to May 1, 2001, Goldman Sachs Asset Management served as sub-adviser for this portfolio.

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                         SINCE INCEPTION
                               1 YEAR      MAY 3, 1999
                               -------   ---------------
Munder Net50                   (38.41)%      (15.58)%
S&P 500 Composite Stock Index  (22.09)%       (9.51)%
Interactive Week Internet
  Index                        (43.13)%      (31.46)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

                                      ATSF
                               MN- 2 Munder Net50

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                               CLASS OF SHARES
                              INITIAL    SERVICE
------------------------------------------------
Management fees                 0.90%      0.90%
Rule 12b-1 fees                  N/A       0.25%
Other expenses                  0.87%      0.87%
                                 ---------------
TOTAL                           1.77%      2.02%
Expense reduction(b)            0.77%      0.77%
                                 ---------------
NET OPERATING EXPENSES          1.00%      1.25%
------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $102     $482     $  887     $2,020
Service Class                   $127     $559     $1,017     $2,286
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Munder Capital Management

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90%

PORTFOLIO MANAGER: PAUL T. COOK, CFA leads the investment team of portfolio managers and analysts for the portfolio. He is director of technology investing and a senior portfolio manager for Munder Capital Management. He joined Munder in 1987.

                                      ATSF
                               MN- 3 Munder Net50

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                               2002       2001       2000       1999*
                                                              -------    -------    -------    -------
Net asset value, beginning of year                            $  8.07    $ 10.88    $ 11.25    $ 10.00
                                                              -------    -------    -------    -------
Income from operations:
  Net investment income (loss)                                  (0.05)      0.00       0.08       0.03
  Net realized and unrealized gain (loss) on investments        (3.05)     (2.76)     (0.14)      1.74
                                                              -------    -------    -------    -------
    Net income (loss) from operations                           (3.10)     (2.76)     (0.06)      1.77
                                                              -------    -------    -------    -------
Distributions:
  Dividends from net investment income                           0.00      (0.05)     (0.26)     (0.52)
  Distributions from net realized gains on investments           0.00       0.00      (0.05)      0.00
                                                              -------    -------    -------    -------
    Total distributions                                          0.00      (0.05)     (0.31)     (0.52)
                                                              -------    -------    -------    -------
Net asset value, end of year                                  $  4.97    $  8.07    $ 10.88    $ 11.25
                                                              =======    =======    =======    =======
Total return                                                   (38.41)%   (25.42)%    (0.62)%    17.82%
Ratios and supplemental data:
  Net assets at end of year (in thousands)                    $13,596    $11,245    $ 6,451    $ 2,783
  Ratio of total expenses to average net assets                  1.77%      1.72%      2.44%      5.57%
  Ratio of net expenses to average net assets                    1.00%      1.00%      1.00%      1.00%
  Ratio of net investment income (loss) to average net
    assets                                                      (0.92)%     0.05%      0.71%      0.50%
  Portfolio turnover rate                                       52.14%    208.04%    110.38%    340.66%

 *  Portfolio commenced operations on May 3, 1999.
(1) Prior to May 1, 2001, Goldman Sachs Asset Management served as sub-adviser for this portfolio.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratios of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                               MN- 4 Munder Net50

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

[TRANSAMERICA LOGO]    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and
               focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

               TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.
                                      ATSF
                           TE- 1 Transamerica Equity

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             13.38%
1994                                                                             -6.94%
1995                                                                             22.99%
1996                                                                              0.14%
1997                                                                              9.16%
1998                                                                              9.32%
1999                                                                             -2.94%
2000                                                                             10.89%
2001                                                                              8.07%
2002                                                                              0.00%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/99
Lowest:   (18.38)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                            1 YEAR   5 YEARS   10 YEARS
                            ------   -------   --------
Transamerica Equity         (22.24)%   2.69%    15.80%
S&P 500 Composite Stock
  Index                     (22.09)%  (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                             ---------------
TOTAL                                       0.82%      1.07%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $590      $1,306
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.75%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at

                                      ATSF
                           TE- 2 Transamerica Equity

Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
    ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
    --------------       ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Equity      Transamerica Premier       10/2/95     $111.2M    (24.43)%  (0.87)%          8.36%
                           Equity Fund(1)

(1) This fund does not have a sales load.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  17.67    $  21.78    $  26.61    $  19.36    $  14.75
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                   (0.04)      (0.07)      (0.14)      (0.09)      (0.01)
    Net realized and unrealized gain (loss) on
      investments                                  (3.89)      (3.77)      (2.23)       7.40        6.38
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (3.93)      (3.84)      (2.37)       7.31        6.37
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income            0.00        0.00        0.00        0.00        0.00
    Dividends from net realized gains on
      investments                                   0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
      Total distributions                           0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  13.74    $  17.67    $  21.78    $  26.61    $  19.36
                                                ========    ========    ========    ========    ========
Total return                                      (22.24)%    (17.63)%     (9.69)%     37.79%      43.28%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $370,216    $244,735    $254,920    $238,655    $107,892
    Ratio of total expenses to average net
      assets                                        0.82%       0.91%       0.86%       0.90%       0.96%
    Ratio of net expenses to average net
      assets                                        0.82%       0.85%       0.85%       0.85%       0.85%
    Ratio of net investment income (loss) to
      average net assets                           (0.24)%     (0.39)%     (0.60)%     (0.49)%     (0.32)%
    Portfolio turnover rate                        22.98%      51.23%      37.76%      28.79%      34.41%

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Ratio of net expenses to average net assets is net of the advisory fee waiver and fees paid indirectly.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

[TRANSAMERICA LOGO]  Transamerica Money Market
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

              TIM also seeks to maintain a stable net asset value of $1.00 per share by:

                - investing in securities which present minimal credit risk; and

                - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

              Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.
                                      ATSF
                        TMM- 1 Transamerica Money Market

[GRAPH ICON]
PAST PERFORMANCE*
------------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             2.45%
1994                                                                             3.44%
1995                                                                             5.40%
1996                                                                             5.03%
1997                                                                             5.24%
1998                                                                             5.26%
1999                                                                             4.63%
2000                                                                             6.15%
2001                                                                             4.01%
2002

Highest:  1.62%  Quarter  06/30/00
Lowest:   0.31%  Quarter  12/31/02

                                  7 DAY YIELD
                           (As of December 31, 2002)
                                     1.14%
(1) This portfolio had a different subadviser prior to May 1, 2002.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (For Calendar Year ended 12/31/02)

                              1 YEAR    5 YEARS    10 YEARS
                             --------   --------   ---------
Transamerica Money Market      1.44%      4.28%      4.30%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.
[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                              CLASS OF SHARES
                                             INITIAL    SERVICE
---------------------------------------------------------------
Management fees                                0.35%      0.35%
Rule 12b-1 fees                                 N/A       0.25%
Other expenses                                 0.06%      0.06%
                                                 --------------
TOTAL                                          0.41%      0.66%
Expense reduction(b)                            N/A        N/A
                                                 --------------
NET OPERATING EXPENSES                         0.41%      0.66%
---------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 0.70%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $42      $132      $230       $518
Service Class                    $67      $211      $368       $822
---------------------------------------------------------------------

                                      ATSF
                        TMM- 2 Transamerica Money Market

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: EDWARD S. HAN. Mr. Han is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Han is the Lead Portfolio Manager of the Transamerica Premier Cash Reserve Fund and the Transamerica Premier High Yield Bond Fund. He also manages sub-advised funds and institutional separate accounts in the fixed income discipline. He joined Transamerica in 1998 and has eight years of investment experience. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

PORTFOLIO MANAGER: ANDREW T. KIM, CFA. Mr. Kim is Fixed Income Research Analyst at Transamerica Investment Management, LLC. He joined Transamerica in 2001 and has five years of investment experience. Mr. Kim received a B.A. in finance from the University of Southern California and is a Chartered Financial Analyst.

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------
This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the able represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations             0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                ========    ========    ========    ========    ========
Total return                                        1.44%       4.01%       6.15%       4.63%       5.26%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $584,061    $467,311    $319,945    $429,811    $169,731
    Ratio of expenses to average net assets         0.41%       0.44%       0.44%       0.44%       0.46%
    Ratio of net investment income (loss) to
      average net assets                            1.42%       3.70%       5.97%       4.81%       5.24%

(1) Prior to May 1, 2002, this portfolio was sub-advised by J.P. Morgan.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                        TMM- 3 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and are comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain countries, sectors or industries within the overall market.

[VAN KAMPEN LOGO] Van Kampen Active International Allocation
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term capital appreciation. The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

[CHESS PIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Morgan Stanley Investment Management Inc. (Van Kampen) seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) fundamental change; and (iii) market momentum/technicals.

Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia, & Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global and regional allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the Portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for a country, sector or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights certain international equity markets or industries where there are significant returns, and could lose value if the sub-adviser overweights certain international equity markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
              VKAIA- 1 Van Kampen Active International Allocation

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (a)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN

(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             18.48%
1994                                                                             -5.67%
1995                                                                             10.37%
1996                                                                             15.23%
1997                                                                              2.54%
1998                                                                             15.44%
1999                                                                             32.35%
2000                                                                            -18.26%
2001                                                                            -22.96%
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   23.26%  Quarter  12/31/99
Lowest:   (17.80)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                            1 YEAR   5 YEARS    10 YEARS
                            ------   --------   ---------
Van Kampen Active
  International Allocation  (16.97)%  (4.39)%      1.54%
Morgan Stanley Capital
  International -- Europe,
  Austrialasia & Far East
  Index (MSCI EAFE Index)   (15.66)%  (2.62)%     (4.30)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

(a) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002. Prior to that date, a different firm managed the portfolio and the performance prior to May 1, 2002 is attributable to that firm.

                                      ATSF
              VKAIA- 2 Van Kampen Active International Allocation

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.90%      0.90%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.27%      0.27%
                                      ---------------
TOTAL                                1.17%      1.42%
Expense reduction(b)                 0.18%      0.18%
                                      ---------------
NET OPERATING EXPENSES               0.99%      1.24%
-----------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.99%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.99%. Current or future fund operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the fund's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the fund. Such brokerage commissions will be used solely to offset fund expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $101     $354      $626      $1,404
Service Class                    $126     $432      $759      $1,686
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management Inc., does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen".

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90%

PORTFOLIO MANAGER: This portfolio is managed by Van Kampen's Active International Allocation team. Ann D. Thivierge, Managing Director, is a current member of the team.

                                      ATSF
              VKAIA- 3 Van Kampen Active International Allocation

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
--------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001         2000         1999         1998
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year          $   9.16     $  15.18     $  20.88     $  16.19     $  14.21
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.08         0.03         0.03         0.10         0.12
  Net realized and unrealized gain (loss)
    on investments                             (1.63)       (3.09)       (3.68)        5.02         2.08
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (1.55)       (3.06)       (3.65)        5.12         2.20
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.02)        0.00        (0.03)       (0.26)       (0.11)
  Distributions from net realized gains on
    investments                                 0.00        (2.96)       (2.02)       (0.17)       (0.11)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.02)       (2.96)       (2.05)       (0.43)       (0.22)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $   7.59     $   9.16     $  15.18     $  20.88     $  16.19
                                            ========     ========     ========     ========     ========
Total return                                  (16.97)%     (22.96)%     (18.26)%      32.35%       15.44%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $101,056     $123,986     $186,664     $228,655     $184,856
  Ratio of total expenses to average net
    assets                                      1.17%        1.09%        1.07%        1.00%        1.10%
  Ratio of net expenses to average net
    assets                                      1.17%        1.01%        0.98%        0.91%        0.98%
  Ratio of net investment income (loss) to
    average net assets                          1.01%        0.26%        0.15%        0.73%        0.76%
  Portfolio turnover rate                     118.46%          39%          63%          30%          21%

(1) Effective May 1, 2002, Van Kampen became the portfolio's investment adviser.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
              VKAIA- 4 Van Kampen Active International Allocation

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

[VAN KAMPEN LOGO] Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management Inc. (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

              VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

              In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

              The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures.

Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]

1994                                                                             -7.36%
1995                                                                             46.79%
1996                                                                             18.88%
1997                                                                             21.45%
1998                                                                             37.33%
1999                                                                            105.16%
2000                                                                            -11.92%
2001                                                                            -33.23%
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter   12/31/99
Lowest:      (25.80)% Quarter   12/31/00

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                                 SINCE
                                               INCEPTION
                        1 YEAR    5 YEARS   (MARCH 1, 1993)
                        -------   -------   ---------------
Van Kampen Emerging
  Growth                (33.06)%   2.10%          10.69%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%          9.25%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                             ---------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80% of the first $750 million; 0.75% over $750 million up to $1 billion; 0.70% over $1 billion.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                            2002          2001          2000          1999         1998
                                         ----------    ----------    ----------    ----------    --------
Net asset value, beginning of year       $    19.44    $    29.66    $    46.01    $    26.92    $  20.37
                                         ----------    ----------    ----------    ----------    --------
  Income from operations:
    Net investment income (loss)              (0.04)         0.01         (0.13)        (0.15)      (0.08)
    Net realized and unrealized gain
      (loss) on investments                   (6.39)        (9.84)        (4.55)        26.83        7.56
                                         ----------    ----------    ----------    ----------    --------
      Net income (loss) from operations       (6.43)        (9.83)        (4.68)        26.68        7.48
                                         ----------    ----------    ----------    ----------    --------
  Distributions:
    Dividends from net investment
      income                                  (0.01)        (0.02)        (0.41)        (0.21)       0.00
    Distributions from net realized
      gains on investments                     0.00         (0.37)       (11.26)        (7.38)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
      Total distributions                     (0.01)        (0.39)       (11.67)        (7.59)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
Net asset value, end of year             $    13.00    $    19.44    $    29.66    $    46.01    $  26.92
                                         ==========    ==========    ==========    ==========    ========
Total return                                 (33.06)%      (33.23)%      (11.92)%      105.16%      37.33%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                         $  652,427    $1,077,677    $1,840,848    $1,916,025    $853,440
    Ratio of expenses to average net
      assets                                   0.88%         0.92%         0.85%         0.87%       0.89%
    Ratio of net investment income
      (loss) to average net assets            (0.27)%        0.06%        (0.26)%       (0.44)%     (0.36)%
    Portfolio turnover rate                  231.11%       178.14%       120.78%       117.72%      99.50%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

COSTS AND MARKET TIMING/FREQUENT TRANSFERS

Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                      Inheritance Builder Plus Prospectus

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                               SERIES FUND, INC.

                                                                     May 1, 2003

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               TMM-1    Transamerica Money Market

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Conservative Portfolio

[BULLSEYE ICON]             (formerly, Conservative Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 30% of assets in equities and 50% of assets in bonds, and 20% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

AFTA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                TOTAL OPERATING
     UNDERLYING PORTFOLIO:      EXPENSE RATIOS
     ---------------------      ---------------
American Century Income &
  Growth                               1.40%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Mid Cap                        1.00%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
T. Rowe Price Growth Stock             0.87%
T. Rowe Price Small Cap                0.96%
Third Avenue Value                     0.89%
Transamerica Convertible
  Securities                           1.08%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                            ----------------
TOTAL                                       0.19%      0.44%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $19      $ 61      $107       $243
Service Class                    $45      $141      $246       $555
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (0.97)
                                                                   --------
      Net income (loss) from operations                               (0.91)
                                                                   --------
  Distributions:
    Dividends from net income                                          0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   9.09
                                                                   ========
Total return                                                          (9.10)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $169,834
    Ratio of expenses to average net assets                            0.19 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.07 %
    Portfolio turnover rate                                           28.27 %

* Portfolio commenced operations on May 1, 2002

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[AEGON TRANSAMERICA LOGO]   Asset Allocation -- Growth Portfolio

[BULLSEYE ICON]             (formerly, Aggressive Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios based on the investment objective.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in short-term securities.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

ASSET ALLOCATION -- GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Dreyfus Small Cap Value                 0.88%
Federated Growth & Income               0.81%
Great Companies -- America(SM)          0.88%
Great Companies -- Technology(SM)       1.00%
Jennison Growth                         0.99%
PBHG/NWQ Value Select                   0.89%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
Third Avenue Value                      0.89%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%
Van Kampen Emerging Growth              0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolio in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratio of the Portfolio (calculated as a percentage of average net assets) is estimated to be: 1.18%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.11%      0.11%
                                            ----------------
TOTAL                                       0.21%      0.46%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.21%      0.46%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Classes are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $22      $ 68      $118       $268
Service Class                    $47      $148      $258       $579
---------------------------------------------------------------------

                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio.
[MONEY ICON]

FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.91)
                                                                   --------
      Net income (loss) from operations                               (1.83)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.17
                                                                   ========
Total return                                                         (18.30)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $156,176
    Ratio of expenses to average net assets                            0.21 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.43 %
    Portfolio turnover rate                                           19.99 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[Aegon Transamerica Logo]   Asset Allocation -- Moderate Portfolio

[BULLSEYE ICON]             (formerly, Moderate Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities and 35% of assets in bonds, 15% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report).

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Clarion Real Estate Securities          0.98%
Dreyfus Mid Cap                         1.00%
GE U.S. Equity                          0.92%
Great Companies -- America(SM)          0.88%
Jennison Growth                         0.99%
MFS High Yield                          0.91%
PBHG/NWQ Value Select                   0.89%
PIMCO Total Return                      0.78%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
T. Rowe Price Growth Stock              0.87%
T. Rowe Price Small Cap                 0.96%
Third Avenue Value                      0.89%
Transamerica Convertible
  Securities                            1.08%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.08%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                            ----------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (1.25)
                                                                   --------
      Net income (loss) from operations                               (1.19)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.81
                                                                   ========
Total return                                                         (11.90)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $405,684
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.03 %
    Portfolio turnover rate                                           20.60 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[AEGON TRANSAMERICA LOGO]  Asset Allocation -- Moderate Growth Portfolio

[BULLSEYE ICON]            (formerly, Moderately Aggressive Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, and 30% of assets in bonds and cash, with approximately 20% being allocated to bonds and the remaining 10% to cash. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security tore pay principal prior to a security's maturity cancause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                  TOTAL OPERATING
UNDERLYING PORTFOLIO              EXPENSE RATIOS
--------------------              ---------------
American Century Income & Growth       1.40%
American Century International         1.20%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Small Cap Value                0.88%
Federated Growth & Income              0.81%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Great Companies -- Technology(SM)      1.00%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PBHG/NWQ Value Select                  0.89%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
Third Avenue Value                     0.89%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%
Van Kampen Emerging Growth             0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be: 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                            ----------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio.

                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.56)
                                                                   --------
      Net income (loss) from operations                               (1.48)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.52
                                                                   ========
Total return                                                         (14.80)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $396,608
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.33 %
    Portfolio turnover rate                                           22.84 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA LOGO)  Transamerica Money Market
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - investing in securities which present minimal credit risk; and

 - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                      ATSF
                        TMM- 1 Transamerica Money Market

[GRAPH ICON]
PAST PERFORMANCE*
------------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             2.45%
1994                                                                             3.44%
1995                                                                             5.40%
1996                                                                             5.03%
1997                                                                             5.24%
1998                                                                             5.26%
1999                                                                             4.63%
2000                                                                             6.15%
2001                                                                             4.01%
2002                                                                             1.44%

Highest:  1.62%  Quarter  06/30/00
Lowest:   0.31%  Quarter  12/31/02

                                  7 DAY YIELD
                           (As of December 31, 2002)
                                     1.14%
(1) This portfolio had a different subadviser prior to May 1, 2002.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (For Calendar Year ended 12/31/02)

                              1 YEAR    5 YEARS    10 YEARS
                             --------   --------   ---------
Transamerica Money Market      1.44%      4.28%      4.30%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                              CLASS OF SHARES
                                             INITIAL    SERVICE
---------------------------------------------------------------
Management fees                                0.35%      0.35%
Rule 12b-1 fees                                 N/A       0.25%
Other expenses                                 0.06%      0.06%
                                               ----------------
TOTAL                                          0.41%      0.66%
Expense reduction(b)                            N/A        N/A
                                               ----------------
NET OPERATING EXPENSES                         0.41%      0.66%
---------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 0.70%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $42      $132      $230       $518
Service Class                    $67      $211      $368       $822
---------------------------------------------------------------------

                                      ATSF
                        TMM- 2 Transamerica Money Market

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: EDWARD S. HAN. Mr. Han is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Han is the Lead Portfolio Manager of the Transamerica Premier Cash Reserve Fund and the Transamerica Premier High Yield Bond Fund. He also manages sub-advised funds and institutional separate accounts in the fixed income discipline. He joined Transamerica in 1998 and has eight years of investment experience. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

PORTFOLIO MANAGER: ANDREW T. KIM, CFA. Mr. Kim is Fixed Income Research Analyst at Transamerica Investment Management, LLC. He joined Transamerica in 2001 and has five years of investment experience. Mr. Kim received a B.A. in finance from the University of Southern California and is a Chartered Financial Analyst.

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------
This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the able represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations             0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                ========    ========    ========    ========    ========
Total return                                        1.44%       4.01%       6.15%       4.63%       5.26%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $584,061    $467,311    $319,945    $429,811    $169,731
    Ratio of expenses to average net assets         0.41%       0.44%       0.44%       0.44%       0.46%
    Ratio of net investment income (loss) to
      average net assets                            1.42%       3.70%       5.97%       4.81%       5.24%

(1) Prior to May 1, 2002, this portfolio was sub-advised by J.P. Morgan.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                        TMM- 3 Transamerica Money Market

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

COSTS AND MARKET TIMING/FREQUENT TRANSFERS

Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                         Legacy Builder Plus Prospectus

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2003

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               JGR-1    Janus Growth
                                                TE-1    Transamerica Equity
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

[JANUS LOGO]    Janus Growth

[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity Securities

The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                              3.97%
1994                                                                             -8.31%
1995                                                                             47.12%
1996                                                                             17.96%
1997                                                                             17.54%
1998                                                                             64.47%
1999                                                                             59.67%
2000                                                                            -28.94%
2001                                                                            -28.20%
2002                                                                            -29.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter  12/31/99
Lowest:   (31.92)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Janus Growth              (29.92)%   (1.25)%    6.21%
S&P 500 Composite
  Stock Index             (22.09)%   (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.01%      0.01%
                                             ---------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                              JGR- 2 Janus Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $274      $477      $1,061
Service Class                    $112     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                        FOR THE YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------
                                          2002          2001          2000          1999          1998
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year     $    32.65    $    47.34    $    78.00    $    59.94    $    36.84
                                       ----------    ----------    ----------    ----------    ----------
  Income from operations:
    Net investment income (loss)            (0.09)        (0.12)        (0.14)        (0.04)         0.12
    Net realized and unrealized gain
      (loss) on investments                 (9.68)       (13.24)       (21.10)        34.02         23.49
                                       ----------    ----------    ----------    ----------    ----------
      Net income (loss) from
         operations                         (9.77)       (13.36)       (21.24)        33.98         23.61
                                       ----------    ----------    ----------    ----------    ----------
  Distributions:
    Dividends from net investment
      income                                 0.00          0.00         (0.10)        (1.17)        (0.09)
    Distributions from net realized
      gains on investments                   0.00         (1.33)        (9.32)       (14.75)        (0.42)
                                       ----------    ----------    ----------    ----------    ----------
      Total distributions                    0.00         (1.33)        (9.42)       (15.92)        (0.51)
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, end of year           $    22.88    $    32.65    $    47.34    $    78.00    $    59.94
                                       ==========    ==========    ==========    ==========    ==========
Total return                               (29.92)%      (28.20)%      (28.94)%       59.67%        64.47%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                       $1,109,540    $1,892,586    $2,957,087    $4,141,240    $3,086,057
    Ratio of expenses to average net
      assets                                 0.86%         0.89%         0.82%         0.82%         0.83%
    Ratio of net investment income
      (loss) to average net assets          (0.33)%       (0.33)%       (0.18)%       (0.05)%        0.25%
    Portfolio turnover rate                 67.50%        60.30%        49.08%        70.95%        35.29%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

[TRANSAMERICA LOGO]    Transamerica Equity

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                           TE- 1 Transamerica Equity

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             22.20%
1994                                                                              7.19%
1995                                                                             52.84%
1996                                                                             27.36%
1997                                                                             46.50%
1998                                                                             43.28%
1999                                                                             37.79%
2000                                                                             -9.69%
2001                                                                            -17.63%
2002                                                                            -22.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/99
Lowest:   (18.38)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                            1 YEAR   5 YEARS   10 YEARS
                            ------   -------   --------
Transamerica Equity         (22.24)%   2.69%    15.80%
S&P 500 Composite Stock
  Index                     (22.09)%  (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                             ---------------
TOTAL                                       0.82%      1.07%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $590      $1,306
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.75%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at

                                      ATSF
                           TE- 2 Transamerica Equity

Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
    ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
    --------------       ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Equity      Transamerica Premier       10/2/95     $111.2M    (24.43)%  (0.87)%          8.36%
                           Equity Fund(1)

(1) This fund does not have a sales load.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  17.67    $  21.78    $  26.61    $  19.36    $  14.75
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                   (0.04)      (0.07)      (0.14)      (0.09)      (0.01)
    Net realized and unrealized gain (loss) on
      investments                                  (3.89)      (3.77)      (2.23)       7.40        6.38
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (3.93)      (3.84)      (2.37)       7.31        6.37
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income            0.00        0.00        0.00        0.00        0.00
    Dividends from net realized gains on
      investments                                   0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
      Total distributions                           0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  13.74    $  17.67    $  21.78    $  26.61    $  19.36
                                                ========    ========    ========    ========    ========
Total return                                      (22.24)%    (17.63)%     (9.69)%     37.79%      43.28%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $370,216    $244,735    $254,920    $238,655    $107,892
    Ratio of total expenses to average net
      assets                                        0.82%       0.91%       0.86%       0.90%       0.96%
    Ratio of net expenses to average net
      assets                                        0.82%       0.85%       0.85%       0.85%       0.85%
    Ratio of net investment income (loss) to
      average net assets                           (0.24)%     (0.39)%     (0.60)%     (0.49)%     (0.32)%
    Portfolio turnover rate                        22.98%      51.23%      37.76%      28.79%      34.41%

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Ratio of net expenses to average net assets is net of the advisory fee waiver and fees paid indirectly.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

[VAN KAMPEN LOGO] Van Kampen Emerging Growth

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management Inc. (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures.

Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]

1994                                                                             -7.36%
1995                                                                             46.79%
1996                                                                             18.88%
1997                                                                             21.45%
1998                                                                             37.33%
1999                                                                            105.16%
2000                                                                            -11.92%
2001                                                                            -33.23%
2002                                                                            -33.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter   12/31/99
Lowest:     (25.80)%  Quarter   12/31/00

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                                 SINCE
                                               INCEPTION
                        1 YEAR    5 YEARS   (MARCH 1, 1993)
                        -------   -------   ---------------
Van Kampen Emerging
  Growth                (33.06)%    2.10%         10.69%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%          9.25%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                             ---------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80% of the first $750 million; 0.75% over $750 million up to $1 billion; 0.70% over $1 billion.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                            2002          2001          2000          1999         1998
                                         ----------    ----------    ----------    ----------    --------
Net asset value, beginning of year       $    19.44    $    29.66    $    46.01    $    26.92    $  20.37
                                         ----------    ----------    ----------    ----------    --------
  Income from operations:
    Net investment income (loss)              (0.04)         0.01         (0.13)        (0.15)      (0.08)
    Net realized and unrealized gain
      (loss) on investments                   (6.39)        (9.84)        (4.55)        26.83        7.56
                                         ----------    ----------    ----------    ----------    --------
      Net income (loss) from operations       (6.43)        (9.83)        (4.68)        26.68        7.48
                                         ----------    ----------    ----------    ----------    --------
  Distributions:
    Dividends from net investment
      income                                  (0.01)        (0.02)        (0.41)        (0.21)       0.00
    Distributions from net realized
      gains on investments                     0.00         (0.37)       (11.26)        (7.38)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
      Total distributions                     (0.01)        (0.39)       (11.67)        (7.59)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
Net asset value, end of year             $    13.00    $    19.44    $    29.66    $    46.01    $  26.92
                                         ==========    ==========    ==========    ==========    ========
Total return                                 (33.06)%      (33.23)%      (11.92)%      105.16%      37.33%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                         $  652,427    $1,077,677    $1,840,848    $1,916,025    $853,440
    Ratio of expenses to average net
      assets                                   0.88%         0.92%         0.85%         0.87%       0.89%
    Ratio of net investment income
      (loss) to average net assets            (0.27)%        0.06%        (0.26)%       (0.44)%     (0.36)%
    Portfolio turnover rate                  231.11%       178.14%       120.78%       117.72%      99.50%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

COSTS AND MARKET TIMING/FREQUENT TRANSFERS

Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                       Asset Accumulator 401K Prospectus

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2003

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                AB-1    AEGON Bond
                                               AAG-1    Alger Aggressive Growth
                                               ACI-1    American Century International
                                               FGI-1    Federated Growth & Income
                                             GEUSE-1    GE U.S. Equity
                                               GCA-1    Great Companies -- America(SM)
                                               JGL-1    Janus Global
                                               JGR-1    Janus Growth
                                           LKCMSTR-1    LKCM Strategic Total Return
                                           PBHGNWQ-1    PBHG/NWQ Value Select
                                               TAV-1    Third Avenue Value
                                               TMM-1    Transamerica Money Market
                                               TVB-1    Transamerica Value Balanced
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

[AEGON LOGO]    AEGON Bond
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Banc One Investment Advisors Corporation (Banc
One), seeks to achieve the portfolio's objective by investing principally in:

 - U.S. government securities obligations, including Treasury and Agency Securities

 - Medium to high-quality corporate bonds

 - Mortgage-backed securities, including pass-through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

Banc One analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. Banc One looks for market sectors and individual securities that it believes will perform well over time. Banc One is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD/HIGH-RISK FIXED-INCOME SECURITIES

- credit risk

- greater sensitivity to interest rate movements

- greater vulnerability to economic changes

- decline in market value in event of default

- less liquidity

CREDIT RISK

The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment grade debt securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a debt security to decrease.

MORTGAGE AND OTHER ASSET-BACKED SECURITIES

Ginnie Maes, and other mortgage- and asset-backed securities, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The portfolio may receive unscheduled prepayments of principal due to voluntary prepayments, and refinancing or foreclosure on the underlying mortgage or other loans.

                                      ATSF
                                AB- 1 AEGON Bond

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             13.38
1994                                                                             -6.94
1995                                                                             22.99
1996                                                                              0.14
1997                                                                              9.16
1998                                                                              9.32
1999                                                                             -2.94
2000                                                                             10.89
2001                                                                              8.07
2002                                                                              0.00

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     8.20%  Quarter  6/30/95
Lowest:     (4.90)% Quarter  3/31/94

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                              1 YEAR    5 YEARS   10 YEARS
                              -------   -------   --------
AEGON Bond                       9.97%     6.94%     7.09%
Lehman Brothers Aggregate
  Bond Index                    10.25%     7.55%     7.51%
Lehman Brothers U.S.
  Government/Credit (LBGCB)
  Index                         11.04%     7.62%     7.61%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

(1) Prior to May 1, 2002, this portfolio was sub-advised by AEGON USA Investment Management, LLC.
                                      ATSF
                                AB- 2 AEGON Bond

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                             ---------------
TOTAL                                       0.53%      0.78%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.53%      0.78%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operation 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.70%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $54      $170      $296       $665
Service Class                    $80      $249      $433       $966
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Banc One Investment Advisors Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.45%.

PORTFOLIO MANAGERS:

The portfolio is managed by a team of managers and research analysts.

                                      ATSF
                                AB- 3 AEGON Bond

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,*
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  11.96    $  11.14    $  10.61    $  11.59    $  11.14
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.64        0.63        0.67        0.64        0.64
    Net realized and unrealized gain (loss)
      on investments                                0.54        0.27        0.48       (0.97)       0.40
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations             1.18        0.90        1.15       (0.33)       1.04
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.46)      (0.08)      (0.62)      (0.65)      (0.59)
    Distributions from net realized gains on
      investments                                   0.00        0.00        0.00        0.00        0.00
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.46)      (0.08)      (0.62)      (0.65)      (0.59)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  12.68    $  11.96    $  11.14    $  10.61    $  11.59
                                                ========    ========    ========    ========    ========
Total return                                        9.97%       8.07%      10.89%      (2.94)%      9.32%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $331,734    $255,940    $142,027    $153,885    $170,744
    Ratio of expenses to average net assets         0.53%       0.55%       0.53%       0.53%       0.54%
    Ratio of net investment income (loss) to
      average net assets                            5.21%       5.42%       6.06%       5.67%       5.54%
    Portfolio turnover rate                        48.79%      52.79%      45.26%      26.40%      51.60%

* Prior to May 1, 2002, AEGON USA Investment Management, LLC served as sub-adviser to this portfolio.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                                AB- 4 AEGON Bond

---------------------
This portfolio may be appropriate for the investor who seeks capital growth aggressively, and can tolerate wide swings in the value of his investment.
---------------------
When a portfolio manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

[ALGER LOGO]    Alger Aggressive Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital
appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Fred Alger Management, Inc. (Alger), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities such as common or preferred stocks

 - Convertible securities (convertible securities are securities which can be exchanged or converted into common stock of such companies)

To a lesser extent, the sub-adviser may invest portfolio assets in:

                - U.S. dollar denominated securities of foreign issuers
                  (American Depositary Receipts (ADRs))

                - Money market instruments

                - Repurchase agreements

               Under normal market conditions, the portfolio invests at least 85% of its assets in common stocks. The portfolio invests in companies of any size that the portfolio managers consider to be growing rapidly. A research oriented, "bottom-up" approach to security selection is emphasized.

               The portfolio may also use leveraging, a technique that involves borrowing money to invest in an effort to enhance shareholder returns.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing company stocks may be very volatile and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

CONVERTIBLES

As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

LEVERAGING

Leveraging by a portfolio involves special risks:

 - Leveraging practices may make a portfolio more volatile.

 - Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio's securities.

 - Money borrowed for leveraging is subject to interest costs.

 - Minimum average balances may need to be maintained or a line of credit in connection with borrowing may be necessary resulting in an increase in the cost of borrowing over the stated interest rate.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                         AAG- 1 Alger Aggressive Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             38.02
1996                                                                             10.45
1997                                                                             24.25
1998                                                                             48.69
1999                                                                             69.02
2000                                                                            -31.33
2001                                                                            -16.45
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.67%  Quarter  12/31/99
Lowest:   (22.51)% Quarter  12/31/00

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                            SINCE INCEPTION
                       1 YEAR     5 YEARS   (MARCH 1, 1994)
                       -------    -------   ---------------
Alger Aggressive
  Growth                (34.39)%    (1.11)%        6.67%
S&P 500 Composite
  Stock Index           (22.09)%    (0.58)%        9.36%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.10%      0.10%
                                             ---------------
TOTAL                                       0.90%      1.15%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                         AAG- 2 Alger Aggressive Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 92     $287      $498      $1,108
Service Class                    $117     $365      $633      $1,398
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Fred Alger Management, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80%.

PORTFOLIO MANAGERS: Frederick M. Alger III is the chief market strategist for the portfolio overseeing the investments of the portfolio. David Hyun CFA, is responsible for the day-to-day operations and has served as portfolio manager since September 2001. Mr. Alger is the founder of Alger. Mr. Hyun joined Alger in 1991 and previously served as co-manager of the portfolio from 1997 to June 2000. Mr. Hyun joined Oppenheimer Fund in June 2000 and served as portfolio manager until September 2001.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------
The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report which is available upon request by calling the Fund at 1-800-851-9777.

                                                               YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------
                                                2002        2001        2000         1999         1998
                                              --------    --------    --------    ----------    --------
Net asset value, beginning of year            $  16.34    $  19.56    $  33.28    $    22.44    $  16.04
                                              --------    --------    --------    ----------    --------
Income from operations:
  Net investment income (loss)                   (0.07)      (0.03)      (0.09)        (0.15)      (0.04)
  Net realized and unrealized gain (loss) on
    investments                                  (5.55)      (3.19)     (10.03)        14.95        7.68
                                              --------    --------    --------    ----------    --------
    Net income (loss) from operations            (5.62)      (3.22)     (10.12)        14.80        7.64
                                              --------    --------    --------    ----------    --------
Distributions:
  Dividends from net investment income            0.00        0.00       (0.42)        (1.54)      (0.05)
  Distributions from net realized gains on
    investments                                   0.00        0.00       (3.18)        (2.42)      (1.19)
                                              --------    --------    --------    ----------    --------
    Total distributions                           0.00        0.00       (3.60)        (3.96)      (1.24)
                                              --------    --------    --------    ----------    --------
Net asset value, end of year                  $  10.72    $  16.34    $  19.56    $    33.28    $  22.44
                                              ========    ========    ========    ==========    ========
Total return                                    (34.39)%    (16.45)%    (31.33)%       69.02%      48.69%
Ratios and supplemental data:
  Net assets at end of year (in thousands)    $403,301    $682,355    $907,696    $1,117,511    $574,164
  Ratio of expenses to average net assets         0.90%       0.97%       0.86%         0.89%       0.91%
  Ratio of net investment income (loss) to
    average net assets                           (0.49)%     (0.15)%     (0.31)%       (0.56)%     (0.21)%
  Portfolio turnover rate                       196.99%     104.17%     122.70%       101.71%     117.44%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                         AAG- 3 Alger Aggressive Growth

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

[AMERICAN CENTURY LOGO]    American Century International
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve this objective by investing principally in:

 - equity securities of growing foreign companies

The portfolio manager uses a growth investment strategy developed by American Century to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth potential. Ideally, the portfolio manager looks for companies whose earnings and revenues are not only growing, but growing at a successfully faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

The portfolio manager uses a bottom-upapproach to select stocks to buy for theportfolio. This means the manager makes its investment decisions based primarily on thebusiness fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. The portfolio manager tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the portfolio manager to select or hold the stocks of companies it believes will be able to sustain their growth, and to sell stocks of companies whose growth begins to slow down.

               In addition to locating strong companies with earnings and revenue growth, the portfolio manager believes that it is important to diversify the portfolio's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio manager also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The portfolio manager does not attempt to time the market. Instead, under normal market conditions, the manager intends to keep the portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in convertible securities, short-term securities, non-leveraged futures contracts and other similar securities.

Futures contracts, a type of derivative security, can help the portfolio's cash assets remain liquid by performing more like stocks. The portfolio has a policy governing futures and similar derivative securities to help manage the risk of these types of investments. For example, the portfolio manager cannot leverage the portfolio's assets by investing in a derivative security.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN STOCKS

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                     ACI- 1 American Century International

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a portfolio's investments. Portfolios with foreign investments are subject to this risk.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[Performance Graph]

1997                                                                              7.50
1998                                                                             12.85
1999                                                                             24.95
2000                                                                            -14.99
2001                                                                            -23.44
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter  12/31/99
Lowest:   (19.85)% Quarter  09/30/02

(1) Prior to May 1, 2002, this portfolio had a different sub-adviser.

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (JANUARY 2, 1997)
                       ------   -------   -----------------
American Century
  International        (21.18)%  (6.27)%         (4.12)%
Morgan Stanley
  Capital
  International-
  Europe, Asia & Far
  East Index (MSCI-
  EAFE)                (15.66)%  (2.62)%         (1.85)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                     ACI- 2 American Century International

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.98%      0.98%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.80%      0.80%
                                             ---------------
TOTAL                                       1.78%      2.03%
Expense reduction(b)                        0.58%      0.58%
                                             ---------------
NET OPERATING EXPENSES                      1.20%      1.45%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.50%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.50%. Subsequent to 5/1/03, operating expense limitation will be reduced to 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $122     $533     $  938     $2,072
Service Class                   $148     $610     $1,067     $2,336
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: American Century Investment Management, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net asset: 1.00% of the first $50 million; 0.95% of assets over $50 million up to $150 million; 0.90% of assets over $150 million up to $500 million; and 0.85% of assets over $500 up to $1 billion; and 0.80% in excess of $1 billion.

PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

THE PORTFOLIO MANAGERS ON THE INVESTMENT TEAM ARE:

HENRIK STRABO, Senior Vice President, Senior Portfolio Manager and Chief Investment Officer -- International Equities, has been a member of the team since the portfolio's inception. He joined American Century in 1993 and serves as a member of other management teams for various American Century funds.

MARK S. KOPINSKI, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages International Growth since rejoining American Century in April 1997.

KEITH CREVELING, Portfolio Manager, has been a member of the team that manages International Growth since April 2002. He joined American Century in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996.

                                      ATSF
                     ACI- 3 American Century International

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                                      (WITHOUT SALES LOADS)
                                                               ------------------------------------
                                                               TOTAL                                      SINCE
 ATSF PORTFOLIO   SIMILAR SUB-ADVISER FUND(1)  INCEPTION DATE  ASSETS    1 YEAR   5 YEARS  10 YEARS     INCEPTION
 --------------   ---------------------------  --------------  ------   --------  -------  --------  ---------------
American Century  American Century             5/3/91          $2.7B    (19.25)%  (0.33)%   7.43%         7.67%
  International   International Growth         Investor Class

(1) This portfolio does not have a sales load.

                                      ATSF
                     ACI- 4 American Century International

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                      2002       2001       2000       1999       1998
                                                    --------    -------    -------    -------    -------
Net asset value, beginning of year                  $   7.65    $ 10.34    $ 14.28    $ 12.07    $ 10.70
                                                    --------    -------    -------    -------    -------
  Income from operations:
    Net investment income (loss)                        0.01       0.07       0.04       0.04       0.03
    Net realized and unrealized gain (loss) on
      investments                                      (1.63)     (2.45)     (2.15)      2.90       1.35
                                                    --------    -------    -------    -------    -------
      Net income (loss) from operations                (1.62)     (2.38)     (2.11)      2.94       1.38
                                                    --------    -------    -------    -------    -------
  Distributions:
    Dividends from net investment income               (0.02)     (0.28)     (0.19)     (0.05)     (0.01)
    Distributions from net realized gains on
      investments                                       0.00      (0.03)     (1.64)     (0.68)      0.00
                                                    --------    -------    -------    -------    -------
      Total distributions                              (0.02)     (0.31)     (1.83)     (0.73)     (0.01)
                                                    --------    -------    -------    -------    -------
Net asset value, end of year                        $   6.01    $  7.65    $ 10.34    $ 14.28    $ 12.07
                                                    ========    =======    =======    =======    =======
Total return                                          (21.18)%   (23.44)%   (14.99)%    24.95%     12.85%
Ratios and supplemental data:
    Net assets at end of year (in thousands)        $107,761    $29,985    $36,651    $33,579    $32,149
    Ratio of total expenses to average net assets       1.78%      1.63%      1.66%      1.84%      1.96%
    Ratios of net expenses to average net assets        1.49%      1.20%      1.30%      1.50%      1.50%
    Ratio of net investment income (loss) to
      average net assets                                0.23%      0.78%      0.29%      0.31%      0.30%
    Portfolio turnover rate                           261.37%    154.25%    111.83%     99.77%     71.74%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Ratio of net expenses to average net assets is net of the advisory fee waiver.

                                      ATSF
                     ACI- 5 American Century International

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

[FEDERATED LOGO]    Federated Growth & Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Federated Investment Counseling (Federated), seeks to achieve the portfolio's objective by investing principally in:

 - Common and preferred stocks

 - Convertible securities

 - REITs

 - Fixed-income securities

 - Foreign securities

Federated seeks total return by investing primarily in common stocks that provide the opportunity for capital appreciation or high dividend income. Federated seeks capital appreciation by investing primarily in undervalued, overlooked common stocks. These securities are generally trading at low historical valuations relative to the market and to industry peers. To achieve high current income, Federated seeks to invest in securities that offer higher dividends than the overall market. Convertible stocks and bonds, real estate investment trusts and securities issued by utility companies are generally the types of securities that Federated may emphasize in order to enhance the portfolio's dividend income. Federated may also invest a portion of the portfolio's assets in securities of companies based outside the U.S. to diversify the portfolio's holdings and to gain exposure to the foreign market.

               Federated attempts to invest in securities that have defensive characteristics, i.e., securities that appear to have a low volatility in share price relative to the overall equity market. Federated also may emphasize investment in equity securities that provide high dividend income, which generally are less volatile stocks. Federated also may allocate a portion of the portfolio's assets in cash, options on securities and indices, or fixed-income securities, including non-investment grade fixed-income securities, when the markets appear to be overpriced.

In selecting securities for portfolio investment, Federated uses fundamental analysis, emphasizing the following: undervalued and overlooked companies that have the potential for positive changes; companies' financial strength, particularly the generation of "free" cash flow that exceeds capital spending and dividend requirements; companies' management skill and shareholder orientation; improving earnings; and equity securities of companies that demonstrate an ability to maintain their value when the board equity market is weak. To determine the timing or purchases and sales of portfolio securities, Federated considers technical stock price factors.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stocks.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

                                      ATSF
                        FGI- 1 Federated Growth & Income

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             25.25
1996                                                                             11.64
1997                                                                             24.65
1998                                                                              3.05
1999                                                                             -4.45
2000                                                                             29.16
2001                                                                             15.70
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter  06/30/99
Lowest:   (7.99)% Quarter  03/31/99

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                             SINCE INCEPTION
                          1 YEAR   5 YEARS   (MARCH 1, 1994)
                          ------   -------   ---------------
Federated Growth &
  Income                   0.96%   8.24 %          10.78%
Russell MidCap Value
  Index                   (9.64)%  2.95 %          10.63%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.
                                      ATSF
                        FGI- 2 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.81%      1.06%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

Investment Adviser: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Federated Investment Counseling

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.75%

PORTFOLIO MANAGERS:

STEVEN J. LEHMAN, CFA and JOHN L. NICHOL CFA, serve as co-portfolio managers of this portfolio.

Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/ Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

                                      ATSF
                        FGI- 3 Federated Growth & Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations.) Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost)on an investment in the portfolio (assuming reinvestment of all distributions.) The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Funds financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------
                                                    2002        2001        2000       1999       1998
                                                  --------    --------    --------    -------    -------
Net asset value, beginning of year                $  15.28    $  13.43    $  10.91    $ 12.28    $ 12.56
                                                  --------    --------    --------    -------    -------
  Income from operations:
    Net investment income (loss)                      0.62        0.64        0.51       0.48       0.53
    Net realized and unrealized gain (loss) on
      investments                                    (0.48)       1.46        2.65      (1.00)     (0.16)
                                                  --------    --------    --------    -------    -------
      Net income (loss) from operations               0.14        2.10        3.16      (0.52)      0.37
                                                  --------    --------    --------    -------    -------
  Distributions:
    Dividends from net investment income             (0.35)      (0.25)      (0.63)     (0.75)     (0.55)
    Distributions from net realized gains on
      investments                                    (0.72)       0.00       (0.01)     (0.10)     (0.10)
                                                  --------    --------    --------    -------    -------
      Total distributions                            (1.07)      (0.25)      (0.64)     (0.85)     (0.65)
                                                  --------    --------    --------    -------    -------
Net asset value, end of year                      $  14.35    $  15.28    $  13.43    $ 10.91    $ 12.28
                                                  ========    ========    ========    =======    =======
Total return                                          0.96%      15.70%      29.16%     (4.45)%     3.05%
Ratios and supplemental data:
    Net assets at end of year (in thousands)      $389,120    $281,943    $122,886    $76,280    $87,616
    Ratio of expenses to average net assets           0.81%       0.86%       0.86%      0.89%      0.90%
    Ratio of net investment income (loss) to
      average net assets                              4.11%       4.39%       4.31%      4.01%      4.35%
    Portfolio turnover rate                         145.88%     117.05%     147.18%    117.14%     97.17%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                        FGI- 4 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth from a diversified portfolio that combines "value" and "growth" investment management styles. As a result, the portfolio will have characteristics similar to the S&P 500. The investor should be comfortable with the price fluctuations of a stock portfolio and be willing to accept higher short-term risk for potential long- term returns.

[GE INVESTMENTS LOGO]    GE U.S. Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, GE Asset Management Incorporated (GEAM), seeks to meet the portfolio's investment objective by investing primarily in:

 - Equity Securities of U.S. companies.

GEAM uses a Multi-Style(R) investment strategy that combines growth and value investment management styles. As a result, the portfolio has characteristics similar to the Standard & Poor's 500 Composite Stock Index, including average market capitalization and dividend yield potential. Stock selection is key to the performance of the portfolio.

               Through fundamental company research, the portfolio managers seek to identify securities of large companies with characteristics such as: attractive valuations, financial strength and high quality management focused on generating shareholder value.

               The portfolio may, to a lesser extent, also invest in foreign securities and debt securities, other securities, and may use various investment techniques to adjust the Fund's investment
[STOPLITE ICON]expense, but there is no guarantee that this technique may work. PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                            GEUSE- 1 GE U.S. Equity

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[TOTAL RETURN BAR CHART]

1997                                                                             27.01
1998                                                                             22.87
1999                                                                             18.41
2000                                                                             -0.79
2001                                                                             -8.88
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.59%   Quarter  12/31/98
Lowest:    (16.38)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                            SINCE INCEPTION
                       1 YEAR    5 YEARS   (JANUARY 2, 1997)
                       -------   -------   -----------------
GE U.S. Equity         (19.80)%   1.07%          5.01%
S&P 500 Composite
  Stock Index          (22.09)%  (0.58)%         4.41%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.775%     0.775%
Rule 12b-1 fees                             N/A      0.250%
Other expenses                            0.120%     0.120%
                                           ----------------
TOTAL                                     0.895%     1.145%
Expense reduction(b)                        N/A        N/A
                                           ----------------
NET OPERATING EXPENSES                    0.895%     1.145%
-----------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 91     $285      $490      $1,102
Service Class                    $117     $364      $630      $1,392
---------------------------------------------------------------------

                                      ATSF
                            GEUSE- 2 GE U.S. Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: GE Asset Management Incorporated

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.775%.

PORTFOLIO MANAGER:

EUGENE K. BOLTON leads a team of portfolio managers for this portfolio. He has served in that capacity since the portfolio's inception. Mr. Bolton is Director and Executive Vice President of GEAM. He manages the overall U.S. Equity investments for GEAM. Mr. Bolton joined GEAM in 1984 as Chief Financial Officer and has been a portfolio manager since 1986.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------
This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  13.52    $  14.98    $  15.79    $  14.42    $  12.23
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.06        0.05        0.07        0.07        0.09
    Net realized and unrealized gain (loss) on
      investments                                  (2.73)      (1.38)      (0.19)       2.55        2.69
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (2.67)      (1.33)      (0.12)       2.62        2.78
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.06)      (0.02)      (0.11)      (0.51)      (0.48)
    Distributions from net realized gains on
      investments                                   0.00       (0.11)      (0.58)      (0.74)      (0.11)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.06)      (0.13)      (0.69)      (1.25)      (0.59)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  10.79    $  13.52    $  14.98    $  15.79    $  14.42
                                                ========    ========    ========    ========    ========
Total Return                                      (19.80)%     (8.88)%     (0.79)%     18.41%      22.87%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $121,427    $173,136    $205,761    $179,267    $110,803
    Ratio of total expenses to average net
      assets                                        0.92%       0.94%       0.88%       0.93%       1.05%
    Ratio of net investment income (loss) to
      average net assets                            0.50%       0.35%       0.42%       0.46%       0.67%
    Portfolio turnover rate                        32.97%      53.87%      39.08%      44.01%      63.08%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                            GEUSE- 3 GE U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

[GREAT COMPANIES LOGO]    Great Companies -- America(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks

The portfolio seeks to invest in common stocks of large, established, United States-based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: have a market cap in excess of $15 billion; be highly regarded by management experts; be incorporated in the U.S.; be publicly traded; be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior business franchises; have been in business for at least 50 years and survived the founder; consider employees to be the company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; deliver outstanding returns to shareholders; be a global company (as defined by the sub-adviser); and, be in an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities.

The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the S&P 500 as the performance benchmark for the portfolio.

Companies identified by the sub-adviser for inclusion in the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                     GCA- 1 Great Companies -- America(SM)

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2001                                                                            -12.20
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    11.28%  Quarter  12/31/01
Lowest:    (16.25)% Quarter  06/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                              1 YEAR     (MAY 1, 2000)
                              -------   ---------------
Great
  Companies -- America(SM)     (20.69)%      (8.35)%
S&P 500 Composite Stock
  Index                        (22.09)%     (15.91)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                             ---------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

                                      ATSF
                     GCA- 2 Great Companies -- America(SM)

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as accounting manager in the firm's national office.

                                      ATSF
                     GCA- 3 Great Companies -- America(SM)

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                2002        2001       2000*
                                                              --------    --------    -------
Net asset value, beginning of year                            $   9.96    $  11.38    $ 10.00
                                                              --------    --------    -------
  Income from operations:
    Net investment income (loss)                                  0.05        0.04       0.04
    Net realized and unrealized gain (loss) on investments       (2.11)      (1.43)      1.34
                                                              --------    --------    -------
      Net income (loss) from operations                          (2.06)      (1.39)      1.38
                                                              --------    --------    -------
  Distributions:
    Dividends from net investment income                         (0.02)      (0.03)      0.00
    Distributions from net realized gains on investments          0.00        0.00       0.00
                                                              --------    --------    -------
      Total distributions                                        (0.02)      (0.03)      0.00
                                                              --------    --------    -------
Net asset value, end of year                                  $   7.88    $   9.96    $ 11.38
                                                              ========    ========    =======
Total return                                                    (20.69)%    (12.20)%    13.80%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $233,961    $152,874    $83,121
    Ratio of expenses to average net assets                       0.88%       0.89%      0.91%
    Ratio of net investment income (loss) to average net
      assets                                                      0.54%       0.39%      0.52%
    Portfolio turnover rate                                      30.84%      69.80%     14.67%

* Portfolio commenced operations on May 1, 2000.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                     GCA- 4 Great Companies -- America(SM)

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the significant risks associated with foreign investing.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

[JANUS LOGO]    Janus Global
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus) seeks to achieve the portfolio's investment objective by investing principally in:

 - Common stocks of foreign and domestic issuers

 - Depositary receipts including ADRs, GDRs and EDRs

The portfolio may also use forward foreign currency contracts for hedging.

Janus' main strategy is to use a "bottom up" approach to build the portfolio's investment portfolio. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

             Foreign securities are generally selected on a stock-by-stock basis without regard to defined allocation among countries or geographic regions.

             When evaluating foreign investments, Janus (in addition to looking at individual companies) considers such factors as:

              - Expected levels of inflation in various countries

              - Government policies that might affect business conditions

              - The outlook for currency relationships

              - Prospects for economic growth among countries, regions or geographic areas

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DEPOSITARY RECEIPTS

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. They are subject to some of the same risks as direct investments in foreign securities, including currency risk. The regulatory requirements with respect to depositary receipts that are issued in sponsored and unsponsored programs are generally similar, but the issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the depositary receipts.
                                      ATSF
                              JGL- 1 Janus Global

FORWARD FOREIGN CURRENCY CONTRACTS

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline. Such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise.

Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the portfolio's limitation on investing in illiquid securities.

If the portfolio manager's judgment of markets proves incorrect or the strategy does not correlate well with a portfolio's investment, the use of such hedging transactions could result in a loss regardless of whether the intent was to reduce risk or increase return and may increase a portfolio's volatility. In addition, in the event that non-exchange traded forward currency contracts are used, such transactions could result in a loss if the counterparty to the transaction does not perform as promised.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             35.05
1994                                                                              0.25
1995                                                                             23.06
1996                                                                             27.74
1997                                                                             18.75
1998                                                                             30.01
1999                                                                             71.10
2000                                                                            -17.55
2001                                                                            -22.84
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   46.11%  Quarter  12/31/99
Lowest:   (20.75)% Quarter  12/31/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                              1 YEAR    5 YEARS   10 YEARS
                              -------   -------   --------
Janus Global                  (26.02)%   0.92%     10.22%
Morgan Stanley Capital
  International World Index   (19.54)%  (1.76)%     6.70%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.
                                      ATSF
                              JGL- 2 Janus Global

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.12%      0.12%
                                    ---------------
TOTAL                              0.92%      1.17%
Expense reduction(b)                N/A        N/A
                                    ---------------
NET OPERATING EXPENSES             0.92%      1.17%
---------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02.
    Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 94     $293      $509      $1,131
Service Class                    $119     $372      $644      $1,420
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

MANAGEMENT FEE: As a percentage of the portfolio's average daily net assets -- 0.80%.

PORTFOLIO MANAGERS:

HELEN YOUNG HAYES, CFA and LAURENCE CHANG, CFA have served as co-portfolio managers of this portfolio since January 2000. Ms. Hayes has served as manager of this portfolio since its inception. She has been employed by Janus since 1987.

Mr. Chang has been employed by Janus since 1993.
                                      ATSF
                              JGL- 3 Janus Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                           2002         2001          2000          1999          1998
                                         --------    ----------    ----------    ----------    ----------
Net asset value, beginning of year       $  18.32    $    23.97    $    37.46    $    23.71    $    19.04
                                         --------    ----------    ----------    ----------    ----------
  Income from operations:
    Net investment income (loss)             0.09          0.10          0.02         (0.04)         0.05
    Net realized and unrealized gain
      (loss) on investments                 (4.82)        (5.57)        (6.06)        16.42          5.61
                                         --------    ----------    ----------    ----------    ----------
      Net income (loss) from operations     (4.73)        (5.47)        (6.04)        16.38          5.66
                                         --------    ----------    ----------    ----------    ----------
  Distributions:
    Dividends from net investment
      income                                (0.43)        (0.18)        (0.90)         0.00         (0.13)
    Distributions from net realized
      gains on investments                   0.00          0.00         (6.55)        (2.63)        (0.86)
                                         --------    ----------    ----------    ----------    ----------
      Total distributions                   (0.43)        (0.18)        (7.45)        (2.63)        (0.99)
                                         --------    ----------    ----------    ----------    ----------
Net asset value, end of year             $  13.16    $    18.32    $    23.97    $    37.46    $    23.71
                                         ========    ==========    ==========    ==========    ==========
Total return                               (26.02)%      (22.84)%      (17.55)%       71.10%        30.01%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                         $635,357    $1,082,192    $1,717,573    $1,926,210    $1,069,765
    Ratio of expenses to average net
      assets                                 0.92%         0.95%         0.89%         0.92%         0.95%
    Ratio of net investment income
      (loss) to average net assets           0.60%         0.50%         0.06%        (0.14)%        0.23%
    Portfolio turnover rate                 67.40%        83.21%        82.42%        68.10%        87.36%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                              JGL- 4 Janus Global

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

[JANUS LOGO]    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity Securities

The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

               Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

               Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                              3.97
1994                                                                             -8.31
1995                                                                             47.12
1996                                                                             17.96
1997                                                                             17.54
1998                                                                             64.47
1999                                                                             59.67
2000                                                                            -28.94
2001                                                                            -28.20
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter  12/31/99
Lowest:   (31.92)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Janus Growth              (29.92)%   (1.25)%    6.21%
S&P 500 Composite
  Stock Index             (22.09)%   (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.01%      0.01%
                                             ---------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                              JGR- 2 Janus Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $274      $477      $1,061
Service Class                    $112     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                        FOR THE YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------
                                          2002          2001          2000          1999          1998
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year     $    32.65    $    47.34    $    78.00    $    59.94    $    36.84
                                       ----------    ----------    ----------    ----------    ----------
  Income from operations:
    Net investment income (loss)            (0.09)        (0.12)        (0.14)        (0.04)         0.12
    Net realized and unrealized gain
      (loss) on investments                 (9.68)       (13.24)       (21.10)        34.02         23.49
                                       ----------    ----------    ----------    ----------    ----------
      Net income (loss) from
         operations                         (9.77)       (13.36)       (21.24)        33.98         23.61
                                       ----------    ----------    ----------    ----------    ----------
  Distributions:
    Dividends from net investment
      income                                 0.00          0.00         (0.10)        (1.17)        (0.09)
    Distributions from net realized
      gains on investments                   0.00         (1.33)        (9.32)       (14.75)        (0.42)
                                       ----------    ----------    ----------    ----------    ----------
      Total distributions                    0.00         (1.33)        (9.42)       (15.92)        (0.51)
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, end of year           $    22.88    $    32.65    $    47.34    $    78.00    $    59.94
                                       ==========    ==========    ==========    ==========    ==========
Total return                               (29.92)%      (28.20)%      (28.94)%       59.67%        64.47%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                       $1,109,540    $1,892,586    $2,957,087    $4,141,240    $3,086,057
    Ratio of expenses to average net
      assets                                 0.86%         0.89%         0.82%         0.82%         0.83%
    Ratio of net investment income
      (loss) to average net assets          (0.33)%       (0.33)%       (0.18)%       (0.05)%        0.25%
    Portfolio turnover rate                 67.50%        60.30%        49.08%        70.95%        35.29%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks consistent total return, achieved through a diversified portfolio of both equities and fixed-income securities. The equity portion is designed to provide capital appreciation, with bonds used to generate current income, minimize overall portfolio volatility, and insulate against a downside risk.

[LKCM LOGO]    LKCM Strategic Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks preservation of capital and long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------
The portfolio's sub-adviser, Luther King Capital Management Corporation
(LKCM), seeks to achieve the portfolio's investment objective by investing primarily in:

 - Common stocks

 - Securities convertible into common stocks

 - Government bonds and corporate bonds

The portfolio seeks to invest in both equity and fixed-income securities to achieve long-term capital appreciation. In selecting such securities, LKCM looks for companies with strong fundamental characteristics. It considers factors such as:

 - Management integrity

 - Balance sheet quality

 - Cash flow generation

 - Earnings and dividend history and outlook

 - Profitability levels

 - Market positions

               In some cases, LKCM bases its selections on other factors. For example, some securities may be bought at an apparent discount to their appropriate value of a company's underlying assets, with the anticipation that the discount will narrow over time.

               The portfolio seeks to achieve an income yield greater than the average yield of the stocks in the S&P 500.

               The portfolio invests mainly in the stocks and bonds of companies with established operating histories and strong fundamental characteristics. The majority of the stocks the portfolio buys will be listed on a national exchange or traded on NASDAQ or domestic over-the-counter markets.

LKCM closely analyzes a company's financial status and a security's valuation in an effort to control risk at the individual level. In addition, the growth elements of the portfolio's equity investments drive capital appreciation.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                    LKCM STR- 1 LKCM Strategic Total Return

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results,

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                             -0.53
1995                                                                             24.66
1996                                                                             15.00
1997                                                                             21.85
1998                                                                              9.64
1999                                                                             12.07
2000                                                                             -3.76
2001                                                                             -2.18
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  13.06%  Quarter  06/30/97
Lowest:   (8.52)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                        1 YEAR   5 YEARS   (MARCH 1, 1993)
                        ------   -------   ---------------
LKCM Strategic Total
  Return                (10.55)%   0.68%        7.52%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%       9.25%
Lehman Brothers
  Intermediate U.S.
  Government/ Credit
  Index                   9.84%    7.49%        6.81%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                             ---------------
TOTAL                                       0.87%      1.12%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                    LKCM STR- 2 LKCM Strategic Total Return

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Luther King Capital Management Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80% of the first $250 million;
0.775% over $250 million up to $500 million;
0.75% over $500 million up to $750 million;
0.70% over $750 million up to $1 billion; and 0.60% over $1 billion.

PORTFOLIO MANAGERS:

LUTHER KING, JR., CFA and SCOT C. HOLLMANN, CFA have co-managed this portfolio since inception.

Mr. King has been a portfolio manager and the president and chief executive officer of Luther King since 1979.

Mr. Hollmann has been a portfolio manager and vice president of Luther King since 1983.

                                      ATSF
                    LKCM STR- 3 LKCM Strategic Total Return

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  14.43    $  14.90    $  16.85    $  16.40    $  15.62
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.31        0.34        0.35        0.34        0.39
    Net realized and unrealized gain (loss) on
      investments                                  (1.82)      (0.66)      (0.97)       1.59        1.09
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (1.51)      (0.32)      (0.62)       1.93        1.48
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.42)      (0.07)      (0.32)      (0.35)      (0.38)
    Distributions from net realized gains on
      investments                                   0.00       (0.08)      (1.01)      (1.13)      (0.32)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.42)      (0.15)      (1.33)      (1.48)      (0.70)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  12.50    $  14.43    $  14.90    $  16.85    $  16.40
                                                ========    ========    ========    ========    ========
Total return                                      (10.55)%     (2.18)%     (3.76)%     12.07%       9.64%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $325,790    $451,577    $558,924    $624,416    $592,312
    Ratio of expenses to average net assets         0.87%       0.89%       0.85%       0.86%       0.86%
    Ratio of net investment income (loss) to
      average net assets                            2.28%       2.37%       2.20%       2.02%       2.43%
    Portfolio turnover rate                        13.93%      16.16%      51.66%      45.42%      49.20%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                    LKCM STR- 4 LKCM Strategic Total Return

---------------------
This portfolio may be appropriate for the investor who seeks long term growth of capital and can tolerate fluctuations in stock investing.

[PBHG FUNDS LOGO]  PBHG/NWQ Value Select                              [NWQ LOGO]
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to achieve maximum, consistent total return with minimum risk to principal.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio uses a multi-manager approach, relying upon two sub-advisers with differing investment philosophies to manage segments of the portfolio's assets under the general supervision of the Fund's investment adviser.

The portfolio's sub-advisers, Pilgrim Baxter & Associates, Ltd. (Pilgrim Baxter) and NWQ Investment Management Company, LLC (NWQ), seek to achieve its objective by investing principally in:

 - Common stocks

               The portfolio consists primarily of mid-capitalization to large capitalization companies, with market capitalizations at the time of investment in excess of $1.5 billion.

               To a lesser extent, the co-sub-advisers may invest portfolio assets in:

 - Money market and short-term instruments (Treasury Bills)

 - REITs

 - Convertible Equities

 - ADRs and exchange-listed foreign stocks

PILGRIM BAXTER

Pilgrim Baxter employs an opportunistic value style, using both quantitative and fundamental techniques.

Pilgrim Baxter first creates a large universe of stocks with share prices considered lower than their perceived current or future worth. Then, using its own computer models and measures of value, Pilgrim Baxter creates a sub-universe of statistically attractive value companies. Pilgrim Baxter considers factors like a company's earning power versus its current stock price, its dividend income potential, its price-to-earnings ratio versus similar companies, its competitive advantages like brand or trade name or market niche, its management team and its current and future business prospects. Using its own fundamental research and a "bottom-up" discipline, Pilgrim Baxter identifies those companies which are currently out of market favor but have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value. A security may be sold when it becomes overvalued relative to the market, shows deteriorating fundamentals, falls short of Pilgrim Baxter's expectations, or for other reasons.

NWQ

NWQ employs a more traditional, intrinsic value-oriented approach to investing, utilizing a "bottom-up" discipline and NWQ invests in undervalued companies which possess perceived catalysts to unlock value or increase profitability.

NWQ's research team performs extensive bottom-up research on companies focusing on qualitative factors such as restructuring, management strength, shareholder orientation and the ability to capitalize on improving industry fundamentals. In addition, a broad range of quantitative valuation screens are applied-price-to-cash flow, price-to-book, price-to-earnings and quality of earnings. The portfolios are diversified across companies representing strong risk/return characteristics.

NWQ considers the following when making a security selection:

 - Valuation: Earnings/cash flow, margins, quality of earnings

 - Qualitative: Management, competitive position, strategy

 - Catalysts: Change in fundamentals, industry consolidation, hidden assets

THE MULTI-MANAGER APPROACH

The multi-manager approach seeks to take advantage of the best investment ideas of two sub-advisers. Each of the sub-advisers manages a portion of the portfolio's assets, and is generally expected to select a relatively small number of securities (approximately 20 per sub-adviser) for its segment of the portfolio's assets. Such a focused security selection process requires each sub-adviser to select only the investment ideas that have, in its view, the greatest return potential.

The investment adviser may allocate assets from time to time between the segments of the portfolio managed by Pilgrim Baxter and NWQ, respectively, as sub-advisers. The adviser anticipates allocation of portfolio cash flows equally between sub-advisers, however, varying allocations may be made in light of considerations which could include appreciation and depreciation, concentration, diversification, performance, portfolio cash flows, tax implications, investment style and other considerations.

                                      ATSF
                        PBHGNWQ- 1 PBHG/NWQ Value Select

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

DEPOSITARY RECEIPTS

These investments are subject to market risk and foreign investment risk.

VALUE INVESTING RISK

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value securities can decline in price and may never reach their perceived value.

MULTI-MANAGER RISK

The PBHG/NWQ Value Select portfolio employs two sub-advisers rather than one, each managing one segment of the portfolio's assets using its own investment methodology to seek to generate positive investment returns. As a result, there is a risk that the combined performance of the portfolio's sub-advisers will lag that of funds that employ a single strategy or style. It is the adviser's intention to generally refrain from reallocating assets between sub-advisers. Therefore, it is possible that a greater portion of the portfolio's assets may be allocated to the sub-adviser with lower performance during any given period of time.

Because each sub-adviser manages its portion of the portfolio independently from the other, the same security may be held in both segments of the portfolio. Or, a given security may be acquired for one segment of the portfolio at a time when the other sub-adviser would choose to or decides to dispose of the security from the other segment. The portfolio may be more concentrated in certain issuers, industries or sectors than would otherwise be the case. Similarly, one sub-adviser may agree or disagree with the other regarding whether or not to remain fully invested in equities or to implement a temporary, defensive position in short-term instruments or cash. Furthermore, because each sub-adviser trades securities for its segment independently without aggregating transactions with the other sub-adviser, the portfolio may incur higher brokerage or transaction costs than would be the case if a single sub-adviser were managing the entire portfolio.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!


[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance year to year. The performance calculations do not reflect charges or deductions under the policies or annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1997                                                                             25.04
1998                                                                             -4.78
1999                                                                              7.95
2000                                                                             15.19
2001                                                                             -1.81
2002

                                      ATSF
                        PBHGNWQ- 2 PBHG/NWQ Value Select

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.23%  Quarter  06/30/99
Lowest:   (20.67)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                          SINCE INCEPTION
                       1 YEAR   5 YEARS    (MAY 1, 1996)
                       ------   -------   ---------------
PBHG/NWQ Value Select  (14.21)%  (0.05)%       5.31%
S&P 500 Composite
  Stock Index          (22.09)%  (0.58)%       6.15%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                             ---------------
TOTAL                                       0.89%      1.14%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 91     $284      $493      $1,096
Service Class                    $116     $362      $628      $1,386
---------------------------------------------------------------------

[BRIEFCASE ICON]

MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISERS: Pilgrim Baxter & Associates, Ltd. and NWQ Investment Management Company, LLC.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

PORTFOLIO MANAGERS:

NWQ

JON D. BOSSE, CFA, CHIEF INVESTMENT OFFICER OF NWQ, is a co-manager of the NWQ segment of the portfolio. Mr. Bosse joined NWQ in October 1996 as Director of Equity Research and Managing Director. Prior to joining NWQ, he served as Director of Equity Research and portfolio manager of ARCO Investment Management Company.

E.C. "TED" FRIEDEL, CFA, assists with management of this portfolio. He previously served as manager of NWQ Value Equity fund since inception. He has been a managing director and investment strategist with NWQ since 1983.

PILGRIM BAXTER

RAYMOND J. MCCAFFREY, CFA, has been the portfolio manager of the Pilgrim Baxter segment of this portfolio since its introduction on May 1, 2002. Mr. McCaffrey has been a portfolio manager and analyst at Pilgrim Baxter or its affiliates since 1997. His more than 14 years of investment experience include positions at Pitcairn Trust Company, Cypress Capital Management and Fidelity Bank.

                                      ATSF
                        PBHGNWQ- 3 PBHG/NWQ Value Select

[MONEY ICON]
FINANCIAL HIGHLIGHTS*
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------
                                                     2002*       2001       2000       1999       1998
                                                   ---------   --------   --------   --------   --------
Net asset value, beginning of year                 $  14.09    $  14.37   $  12.77   $  12.12   $  13.90
                                                   --------    --------   --------   --------   --------
  Income from operations:
    Net investment income (loss)                       0.18        0.15       0.15       0.10       0.12
    Net realized and unrealized gain (loss) on
      investments                                     (2.17)      (0.41)      1.78       0.85      (0.78)
                                                   --------    --------   --------   --------   --------
      Net income (loss) from operations               (1.99)      (0.26)      1.93       0.95      (0.66)
                                                   --------    --------   --------   --------   --------
  Distributions:
    Dividends from net investment income              (0.12)      (0.02)     (0.18)     (0.10)     (0.25)
    Distributions from net realized gains on
      investments                                     (0.35)      (0.00)     (0.15)     (0.20)     (0.87)
                                                   --------    --------   --------   --------   --------
      Total distributions                             (0.47)      (0.02)     (0.33)     (0.30)     (1.12)
                                                   --------    --------   --------   --------   --------
Net asset value, end of year                       $  11.63    $  14.09   $  14.37   $  12.77   $  12.12
                                                   ========    ========   ========   ========   ========
Total return                                         (14.21)%     (1.81)%    15.19%      7.95%     (4.78)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)       $242,152    $165,683   $144,818   $137,158   $157,157
    Ratio of expenses to average net assets            0.89%       0.94%      0.88%      0.90%      0.89%
    Ratio of net investment income (loss) to
      average net assets                               1.40%       1.07%      1.10%      0.77%      0.89%
    Portfolio turnover rate                          200.24%      31.41%     46.34%     34.19%     43.60%

* Prior to May 1, 2002, this portfolio was sub-advised solely by NWQ and was named NWQ Value Equity.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                        PBHGNWQ- 4 PBHG/NWQ Value Select

---------------------
This portfolio may be appropriate for the investor who, is
willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers, but must meet federal tax requirements.

[THIRD AVENUE LOGO]    Third Avenue Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing at least 80% of the portfolio assets in:

 - Common stocks

 - Debt securities

 - High-yield/high-risk fixed-income securities

 - Foreign securities

The portfolio invests to a lesser extent, in trade claims. (Trade claims are interests in amounts owed to suppliers or services and are purchased from creditors of companies in financial difficulty.)

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Third Avenue defines value as buying "what is safe and cheap," with the primary emphasis on safe. Attractive equity investments generally exhibit four essential characteristics:

 - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high quality assets.

                - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

                - Understandable Business -- comprehensive and meaningful
                  financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio's classification as "non-diversified" under the Investment Company Act of 1940 (1940 Act) means that the portfolio has the ability to take larger positions in a smaller number of issuers.

However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested an any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DEBT SECURITIES

Debt securities are subject to credit risk and interest rate risk.

                                      ATSF
                           TAV- 1 Third Avenue Value

HIGH-YIELD/HIGH-RISK SECURITIES

- credit risk

- greater sensitivity to interest rate movements

- greater vulnerability to economic changes

- decline in market value in event of default

- less liquidity

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service class shares were introduced May 1, 2003. The chart shows changes in the portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1998                                                                             -6.84
1999                                                                             15.72
2000                                                                             35.47
2001                                                                              6.17
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter  03/31/00
Lowest:   (20.10)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                                  SINCE
                                                INCEPTION
                                 1 YEAR     (JANUARY 2, 1998)
                                ---------   -----------------
Third Avenue Value                (11.87)%         6.45 %
S&P 500 Composite Stock Index     (22.09)%        (0.58)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                           TAV- 2 Third Avenue Value

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                             ---------------
TOTAL                                       0.89%      1.14%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 91     $284      $493      $1,096
Service Class                    $116     $362      $628      $1,386
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISERS: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Third Avenue Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGERS: MARTIN J. WHITMAN AND YANG T. LIE serve as co-portfolio managers. Mr. Whitman has served as portfolio manager since the portfolio's inception and is chairman and co-chief investment officer of Third Avenue Management LLC (Third Avenue). Prior to joining EQSF in 1996, Ms. Lie was an equity analyst for Prudential Securities. Ms. Lie has served as co-manager since September, 2001.

                                      ATSF
                           TAV- 3 Third Avenue Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------
                                                          2002       2001      2000      1999      1998*
                                                        --------   --------   -------   -------   -------
Net asset value, beginning of year                      $  14.52   $  13.71   $ 10.45   $  9.29   $ 10.00
                                                        --------   --------   -------   -------   -------
  Income from operations:
    Net investment income (loss)                            0.06       0.11      0.20      0.16      0.06
    Net realized and unrealized gain (loss) on
      investments                                          (1.78)      0.73      3.50      1.28     (0.74)
                                                        --------   --------   -------   -------   -------
      Net income (loss) from operations                    (1.72)      0.84      3.70      1.44     (0.68)
                                                        --------   --------   -------   -------   -------
  Distributions:
    Dividends from net investment income                   (0.07)     (0.01)    (0.12)    (0.28)    (0.03)
    Distributions from net realized gains on
      investments                                          (0.34)     (0.02)    (0.32)     0.00      0.00
                                                        --------   --------   -------   -------   -------
      Total distributions                                  (0.41)     (0.03)    (0.44)    (0.28)    (0.03)
                                                        --------   --------   -------   -------   -------
Net asset value, end of year                            $  12.39   $  14.52   $ 13.71   $ 10.45   $  9.29
                                                        ========   ========   =======   =======   =======
Total return                                              (11.87)%     6.17%    35.47%    15.72%    (6.84)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)            $251,993   $163,895   $92,742   $19,217   $18,206
    Ratio of total expenses to average net assets           0.89%      0.92%     0.92%     1.06%     1.13%
    Ratio of net expenses to average net assets             0.89%      0.92%     0.92%     1.00%     1.00%
    Ratio of net investment income (loss) to average
      net assets                                            0.47%      0.76%     1.56%     1.76%     0.63%
    Portfolio turnover rate                                 5.31%     18.13%    24.05%     9.56%     4.35%

* Portfolio commenced operations on January 2, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver and fees paid indirectly.

                                      ATSF
                           TAV- 4 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

[TRANSAMERICA LOGO]  Transamerica Money Market
[BULLSEYE ICON]

OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

              TIM also seeks to maintain a stable net asset value of $1.00 per share by:

                - investing in securities which present minimal credit risk; and

                - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

              Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.
                                      ATSF
                        TMM- 1 Transamerica Money Market

[GRAPH ICON]
PAST PERFORMANCE*
------------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             2.45
1994                                                                             3.44
1995                                                                             5.40
1996                                                                             5.03
1997                                                                             5.24
1998                                                                             5.26
1999                                                                             4.63
2000                                                                             6.15
2001                                                                             4.01
2002

Highest:  1.62%  Quarter  06/30/00
Lowest:   0.31%  Quarter  12/31/02

                                  7 DAY YIELD
                           (As of December 31, 2002)
                                     1.14%
(1) This portfolio had a different subadviser prior to May 1, 2002.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (For Calendar Year ended 12/31/02)

                              1 YEAR    5 YEARS    10 YEARS
                             --------   --------   ---------
Transamerica Money Market      1.44%      4.28%      4.30%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.
[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                              CLASS OF SHARES
                                             INITIAL    SERVICE
---------------------------------------------------------------
Management fees                                0.35%      0.35%
Rule 12b-1 fees                                 N/A       0.25%
Other expenses                                 0.06%      0.06%
                                                 --------------
TOTAL                                          0.41%      0.66%
Expense reduction(b)                            N/A        N/A
                                                 --------------
NET OPERATING EXPENSES                         0.41%      0.66%
---------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 0.70%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $42      $132      $230       $518
Service Class                    $67      $211      $368       $822
---------------------------------------------------------------------

                                      ATSF
                        TMM- 2 Transamerica Money Market

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: EDWARD S. HAN. Mr. Han is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Han is the Lead Portfolio Manager of the Transamerica Premier Cash Reserve Fund and the Transamerica Premier High Yield Bond Fund. He also manages sub-advised funds and institutional separate accounts in the fixed income discipline. He joined Transamerica in 1998 and has eight years of investment experience. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

PORTFOLIO MANAGER: ANDREW T. KIM, CFA. Mr. Kim is Fixed Income Research Analyst at Transamerica Investment Management, LLC. He joined Transamerica in 2001 and has five years of investment experience. Mr. Kim received a B.A. in finance from the University of Southern California and is a Chartered Financial Analyst.

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------
This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the able represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations             0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                ========    ========    ========    ========    ========
Total return                                        1.44%       4.01%       6.15%       4.63%       5.26%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $584,061    $467,311    $319,945    $429,811    $169,731
    Ratio of expenses to average net assets         0.41%       0.44%       0.44%       0.44%       0.46%
    Ratio of net investment income (loss) to
      average net assets                            1.42%       3.70%       5.97%       4.81%       5.24%

(1) Prior to May 1, 2002, this portfolio was sub-advised by J.P. Morgan.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                        TMM- 3 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

[TRANSAMERICA LOGO]   Transamerica Value Balanced
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks preservation of capital and competitive investment returns.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC,
(TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market funds

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Index (Russell 1000), a widely recognized unmanaged index of market performance. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $9.9 billion; the medium market capitalization was approximately $3.7 billion.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

               The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. The risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

 - statistical models

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                       TVB- 1 Transamerica Value Balanced

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The
Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             20.09
1996                                                                             14.42
1997                                                                             16.59
1998                                                                              8.33
1999                                                                             -5.64
2000                                                                             17.55
2001                                                                              2.16
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.04%  Quarter  12/31/02
Lowest:   (12.82)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                             SINCE INCEPTION
                       1 YEAR     5 YEARS   (JANUARY 3, 1995)
                       -------    -------   -----------------
Transamerica Value
  Balanced             (13.82)%     1.13%           6.83%
Russell 1000 Value
  Index                (15.52)%     1.16%          11.62%
Lehman Brothers
  Intermediate U.S.
  Government/Credit
  Index                  9.84%      7.49%           8.04%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                             ---------------
TOTAL                                       0.83%      1.08%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                       TVB- 2 Transamerica Value Balanced

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 85     $265      $460      $1,025
Service Class                    $110     $343      $595      $1,317
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.75%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA. Mr. Riazzi is Chief Executive Officer and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining Transamerica in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since inception. Mr. Riazzi holds a B.A. in economics from Kenyon College and is a Chartered Financial Analyst. He has 17 years of investment experience.

LEAD FIXED INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                       TVB- 3 Transamerica Value Balanced

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  13.29    $  13.19    $  12.13    $  13.35    $  13.61
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.33        0.36        0.43        0.39        0.41
    Net realized and unrealized gain (loss) on
      investments                                  (2.20)      (0.07)       1.68       (1.14)       0.71
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (1.87)       0.29        2.11       (0.75)       1.12
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.28)      (0.19)      (0.55)      (0.41)      (0.39)
    Distributions from net realized gains on
      investments                                  (0.48)       0.00       (0.50)      (0.06)      (0.99)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.76)      (0.19)      (1.05)      (0.47)      (1.38)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  10.66    $  13.29    $  13.19    $  12.13    $  13.35
                                                ========    ========    ========    ========    ========
Total return                                      (13.82)%      2.16%      17.55%      (5.64)%      8.33%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $247,459    $235,355    $215,675    $261,707    $365,738
    Ratio of expenses to average net assets         0.83%       0.89%       0.87%       0.87%       0.86%
    Ratio of net investment income (loss) to
      average net assets                            2.84%       2.70%       3.42%       2.99%       2.93%
    Portfolio turnover rate                       123.25%      53.75%      19.57%      88.78%      76.62%

(1) Prior to August 24, 2001, this portfolio was sub-advised by Dean Investment Associates.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                       TVB- 4 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

[VAN KAMPEN LOGO] Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management Inc. (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

              VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

              In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

              The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures.

Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]

1994                                                                             -7.36
1995                                                                             46.79
1996                                                                             18.88
1997                                                                             21.45
1998                                                                             37.33
1999                                                                            105.16
2000                                                                            -11.92
2001                                                                            -33.23
2002

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter   12/31/99
Lowest:      (25.80)% Quarter   12/31/00

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                                 SINCE
                                               INCEPTION
                        1 YEAR    5 YEARS   (MARCH 1, 1993)
                        -------   -------   ---------------
Van Kampen Emerging
  Growth                (33.06)%   2.10%          10.69%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%          9.25%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                             ---------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80% of the first $750 million; 0.75% over $750 million up to $1 billion; 0.70% over $1 billion.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                            2002          2001          2000          1999         1998
                                         ----------    ----------    ----------    ----------    --------
Net asset value, beginning of year       $    19.44    $    29.66    $    46.01    $    26.92    $  20.37
                                         ----------    ----------    ----------    ----------    --------
  Income from operations:
    Net investment income (loss)              (0.04)         0.01         (0.13)        (0.15)      (0.08)
    Net realized and unrealized gain
      (loss) on investments                   (6.39)        (9.84)        (4.55)        26.83        7.56
                                         ----------    ----------    ----------    ----------    --------
      Net income (loss) from operations       (6.43)        (9.83)        (4.68)        26.68        7.48
                                         ----------    ----------    ----------    ----------    --------
  Distributions:
    Dividends from net investment
      income                                  (0.01)        (0.02)        (0.41)        (0.21)       0.00
    Distributions from net realized
      gains on investments                     0.00         (0.37)       (11.26)        (7.38)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
      Total distributions                     (0.01)        (0.39)       (11.67)        (7.59)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
Net asset value, end of year             $    13.00    $    19.44    $    29.66    $    46.01    $  26.92
                                         ==========    ==========    ==========    ==========    ========
Total return                                 (33.06)%      (33.23)%      (11.92)%      105.16%      37.33%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                         $  652,427    $1,077,677    $1,840,848    $1,916,025    $853,440
    Ratio of expenses to average net
      assets                                   0.88%         0.92%         0.85%         0.87%       0.89%
    Ratio of net investment income
      (loss) to average net assets            (0.27)%        0.06%        (0.26)%       (0.44)%     (0.36)%
    Portfolio turnover rate                  231.11%       178.14%       120.78%       117.72%      99.50%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

COSTS AND MARKET TIMING/FREQUENT TRANSFERS

Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                       WRL Investment Options Prospectus

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2003

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                AB-1    AEGON Bond
                                               AAG-1    Alger Aggressive Growth
                                               ACI-1    American Century International
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                              CRES-1    Clarion Real Estate Securities
                                               DMC-1    Dreyfus Mid Cap
                                               FGI-1    Federated Growth & Income
                                             GEUSE-1    GE U.S. Equity
                                               GCA-1    Great Companies -- America(SM)
                                               GCG-1    Great Companies -- Global(2)
                                               GCT-1    Great Companies -- Technology(SM)
                                                JB-1    Janus Balanced
                                               JGL-1    Janus Global
                                               JGR-1    Janus Growth
                                             JPMEI-1    J.P. Morgan Enhanced Index
                                           LKCMSTR-1    LKCM Strategic Total Return
                                             MARGR-1    Marsico Growth
                                             MFSHY-1    MFS High Yield
                                                MN-1    Munder Net50
                                           PBHGMCG-1    PBHG Mid Cap Growth
                                           PBHGNWQ-1    PBHG/NWQ Value Select
                                             PIMCO-1    PIMCO Total Return
                                               SAC-1    Salomon All Cap
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPSC-1    T. Rowe Price Small Cap
                                               TAV-1    Third Avenue Value
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TUSGS-1    Transamerica U.S. Government Securities
                                               TVB-1    Transamerica Value Balanced
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(AEGON LOGO)    AEGON Bond
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Banc One Investment Advisors Corporation (Banc
One), seeks to achieve the portfolio's objective by investing principally in:

 - U.S. government securities obligations, including Treasury and Agency Securities

 - Medium to high-quality corporate bonds

 - Mortgage-backed securities, including pass-through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

Banc One analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. Banc One looks for market sectors and individual securities that it believes will perform well over time. Banc One is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD/HIGH-RISK FIXED-INCOME SECURITIES

- credit risk

- greater sensitivity to interest rate movements

- greater vulnerability to economic changes

- decline in market value in event of default

- less liquidity

CREDIT RISK

The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment grade debt securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a debt security to decrease.

MORTGAGE AND OTHER ASSET-BACKED SECURITIES

Ginnie Maes, and other mortgage- and asset-backed securities, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The portfolio may receive unscheduled prepayments of principal due to voluntary prepayments, and refinancing or foreclosure on the underlying mortgage or other loans.

                                      ATSF
                                AB- 1 AEGON Bond

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             13.38%
1994                                                                             -6.94%
1995                                                                             22.99%
1996                                                                              0.14%
1997                                                                              9.16%
1998                                                                              9.32%
1999                                                                             -2.94%
2000                                                                             10.89%
2001                                                                              8.07%
2002                                                                              9.97%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     8.20%  Quarter  6/30/95
Lowest:     (4.90)% Quarter  3/31/94

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                              1 YEAR    5 YEARS   10 YEARS
                              -------   -------   --------
AEGON Bond                       9.97%     6.94%     7.09%
Lehman Brothers Aggregate
  Bond Index                    10.25%     7.55%     7.51%
Lehman Brothers U.S.
  Government/Credit (LBGCB)
  Index                         11.04%     7.62%     7.61%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

(1) Prior to May 1, 2002, this portfolio was sub-advised by AEGON USA Investment Management, LLC.
                                      ATSF
                                AB- 2 AEGON Bond

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                             ---------------
TOTAL                                       0.53%      0.78%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.53%      0.78%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operation 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.70%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $54      $170      $296       $665
Service Class                    $80      $249      $433       $966
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Banc One Investment Advisors Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.45%.

PORTFOLIO MANAGERS:

The portfolio is managed by a team of managers and research analysts.

                                      ATSF
                                AB- 3 AEGON Bond

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,*
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  11.96    $  11.14    $  10.61    $  11.59    $  11.14
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.64        0.63        0.67        0.64        0.64
    Net realized and unrealized gain (loss)
      on investments                                0.54        0.27        0.48       (0.97)       0.40
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations             1.18        0.90        1.15       (0.33)       1.04
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.46)      (0.08)      (0.62)      (0.65)      (0.59)
    Distributions from net realized gains on
      investments                                   0.00        0.00        0.00        0.00        0.00
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.46)      (0.08)      (0.62)      (0.65)      (0.59)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  12.68    $  11.96    $  11.14    $  10.61    $  11.59
                                                ========    ========    ========    ========    ========
Total return                                        9.97%       8.07%      10.89%      (2.94)%      9.32%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $331,734    $255,940    $142,027    $153,885    $170,744
    Ratio of expenses to average net assets         0.53%       0.55%       0.53%       0.53%       0.54%
    Ratio of net investment income (loss) to
      average net assets                            5.21%       5.42%       6.06%       5.67%       5.54%
    Portfolio turnover rate                        48.79%      52.79%      45.26%      26.40%      51.60%

* Prior to May 1, 2002, AEGON USA Investment Management, LLC served as sub-adviser to this portfolio.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                                AB- 4 AEGON Bond

---------------------
This portfolio may be appropriate for the investor who seeks capital growth aggressively, and can tolerate wide swings in the value of his investment.
---------------------
When a portfolio manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(ALGER LOGO)    Alger Aggressive Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital
appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Fred Alger Management, Inc. (Alger), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities such as common or preferred stocks

 - Convertible securities (convertible securities are securities which can be exchanged or converted into common stock of such companies)

To a lesser extent, the sub-adviser may invest portfolio assets in:

 - U.S. dollar denominated securities of foreign issuers
  (American Depositary Receipts (ADRs))

 - Money market instruments

 - Repurchase agreements

Under normal market conditions, the portfolio invests at least 85% of its assets in common stocks. The portfolio invests in companies of any size that the portfolio managers consider to be growing rapidly. A research oriented, "bottom-up" approach to security selection is emphasized.

The portfolio may also use leveraging, a technique that involves borrowing money to invest in an effort to enhance shareholder returns.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing company stocks may be very volatile and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

CONVERTIBLES

As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

LEVERAGING

Leveraging by a portfolio involves special risks:

 - Leveraging practices may make a portfolio more volatile.

 - Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio's securities.

 - Money borrowed for leveraging is subject to interest costs.

 - Minimum average balances may need to be maintained or a line of credit in connection with borrowing may be necessary resulting in an increase in the cost of borrowing over the stated interest rate.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                         AAG- 1 Alger Aggressive Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             38.02%
1996                                                                             10.45%
1997                                                                             24.25%
1998                                                                             48.69%
1999                                                                             69.02%
2000                                                                            -31.33%
2001                                                                            -16.45%
2002                                                                            -34.39%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.67%  Quarter  12/31/99
Lowest:   (22.51)% Quarter  12/31/00

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                            SINCE INCEPTION
                       1 YEAR     5 YEARS   (MARCH 1, 1994)
                       -------    -------   ---------------
Alger Aggressive
  Growth                (34.39)%    (1.11)%        6.67%
S&P 500 Composite
  Stock Index           (22.09)%    (0.58)%        9.36%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.10%      0.10%
                                             ---------------
TOTAL                                       0.90%      1.15%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                         AAG- 2 Alger Aggressive Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 92     $287      $498      $1,108
Service Class                    $117     $365      $633      $1,398
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Fred Alger Management, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80%.

PORTFOLIO MANAGERS: Frederick M. Alger III is the chief market strategist for the portfolio overseeing the investments of the portfolio. David Hyun CFA, is responsible for the day-to-day operations and has served as portfolio manager since September 2001. Mr. Alger is the founder of Alger. Mr. Hyun joined Alger in 1991 and previously served as co-manager of the portfolio from 1997 to June 2000. Mr. Hyun joined Oppenheimer Fund in June 2000 and served as portfolio manager until September 2001.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------
The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report which is available upon request by calling the Fund at 1-800-851-9777.

                                                               YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------
                                                2002        2001        2000         1999         1998
                                              --------    --------    --------    ----------    --------
Net asset value, beginning of year            $  16.34    $  19.56    $  33.28    $    22.44    $  16.04
                                              --------    --------    --------    ----------    --------
Income from operations:
  Net investment income (loss)                   (0.07)      (0.03)      (0.09)        (0.15)      (0.04)
  Net realized and unrealized gain (loss) on
    investments                                  (5.55)      (3.19)     (10.03)        14.95        7.68
                                              --------    --------    --------    ----------    --------
    Net income (loss) from operations            (5.62)      (3.22)     (10.12)        14.80        7.64
                                              --------    --------    --------    ----------    --------
Distributions:
  Dividends from net investment income            0.00        0.00       (0.42)        (1.54)      (0.05)
  Distributions from net realized gains on
    investments                                   0.00        0.00       (3.18)        (2.42)      (1.19)
                                              --------    --------    --------    ----------    --------
    Total distributions                           0.00        0.00       (3.60)        (3.96)      (1.24)
                                              --------    --------    --------    ----------    --------
Net asset value, end of year                  $  10.72    $  16.34    $  19.56    $    33.28    $  22.44
                                              ========    ========    ========    ==========    ========
Total return                                    (34.39)%    (16.45)%    (31.33)%       69.02%      48.69%
Ratios and supplemental data:
  Net assets at end of year (in thousands)    $403,301    $682,355    $907,696    $1,117,511    $574,164
  Ratio of expenses to average net assets         0.90%       0.97%       0.86%         0.89%       0.91%
  Ratio of net investment income (loss) to
    average net assets                           (0.49)%     (0.15)%     (0.31)%       (0.56)%     (0.21)%
  Portfolio turnover rate                       196.99%     104.17%     122.70%       101.71%     117.44%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                         AAG- 3 Alger Aggressive Growth

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(AMERICAN CENTURY)    American Century International
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve this objective by investing principally in:

 - equity securities of growing foreign companies

The portfolio manager uses a growth investment strategy developed by American Century to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth potential. Ideally, the portfolio manager looks for companies whose earnings and revenues are not only growing, but growing at a successfully faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

The portfolio manager uses a bottom-upapproach to select stocks to buy for the portfolio. This means the manager makes its investment decisions based primarily on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. The portfolio manager tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the portfolio manager to select or hold the stocks of companies it believes will be able to sustain their growth, and to sell stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the portfolio manager believes that it is important to diversify the portfolio's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio manager also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The portfolio manager does not attempt to time the market. Instead, under normal market conditions, the manager intends to keep the portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in convertible securities, short-term securities, non-leveraged futures contracts and other similar securities.

Futures contracts, a type of derivative security, can help the portfolio's cash assets remain liquid by performing more like stocks. The portfolio has a policy governing futures and similar derivative securities to help manage the risk of these types of investments. For example, the portfolio manager cannot leverage the portfolio's assets by investing in a derivative security.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN STOCKS

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                     ACI- 1 American Century International

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a portfolio's investments. Portfolios with foreign investments are subject to this risk.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[Performance Graph]

1997                                                                              7.50%
1998                                                                             12.85%
1999                                                                             24.95%
2000                                                                            -14.99%
2001                                                                            -23.44%
2002                                                                            -21.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter  12/31/99
Lowest:   (19.85)% Quarter  09/30/02

(1) Prior to May 1, 2002, this portfolio had a different sub-adviser.

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (JANUARY 2, 1997)
                       ------   -------   -----------------
American Century
  International        (21.18)%  (6.27)%         (4.12)%
Morgan Stanley
  Capital
  International-
  Europe, Asia & Far
  East Index (MSCI-
  EAFE)                (15.66)%  (2.62)%         (1.85)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                     ACI- 2 American Century International

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.98%      0.98%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.80%      0.80%
                                             ---------------
TOTAL                                       1.78%      2.03%
Expense reduction(b)                        0.58%      0.58%
                                             ---------------
NET OPERATING EXPENSES                      1.20%      1.45%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.50%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.50%. Subsequent to 5/1/03, operating expense limitation will be reduced to 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $122     $533     $  938     $2,072
Service Class                   $148     $610     $1,067     $2,336
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: American Century Investment Management, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net asset: 1.00% of the first $50 million; 0.95% of assets over $50 million up to $150 million; 0.90% of assets over $150 million up to $500 million; and 0.85% of assets over $500 up to $1 billion; and 0.80% in excess of $1 billion.

PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

THE PORTFOLIO MANAGERS ON THE INVESTMENT TEAM ARE:

HENRIK STRABO, Senior Vice President, Senior Portfolio Manager and Chief Investment Officer -- International Equities, has been a member of the team since the portfolio's inception. He joined American Century in 1993 and serves as a member of other management teams for various American Century funds.

MARK S. KOPINSKI, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages International Growth since rejoining American Century in April 1997.

KEITH CREVELING, Portfolio Manager, has been a member of the team that manages International Growth since April 2002. He joined American Century in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996.

                                      ATSF
                     ACI- 3 American Century International

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                                      (WITHOUT SALES LOADS)
                                                               ------------------------------------
                                                               TOTAL                                      SINCE
 ATSF PORTFOLIO   SIMILAR SUB-ADVISER FUND(1)  INCEPTION DATE  ASSETS    1 YEAR   5 YEARS  10 YEARS     INCEPTION
 --------------   ---------------------------  --------------  ------   --------  -------  --------  ---------------
American Century  American Century             5/3/91          $2.7B    (19.25)%  (0.33)%   7.43%         7.67%
  International   International Growth         Investor Class

(1) This portfolio does not have a sales load.

                                      ATSF
                     ACI- 4 American Century International

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                      2002       2001       2000       1999       1998
                                                    --------    -------    -------    -------    -------
Net asset value, beginning of year                  $   7.65    $ 10.34    $ 14.28    $ 12.07    $ 10.70
                                                    --------    -------    -------    -------    -------
  Income from operations:
    Net investment income (loss)                        0.01       0.07       0.04       0.04       0.03
    Net realized and unrealized gain (loss) on
      investments                                      (1.63)     (2.45)     (2.15)      2.90       1.35
                                                    --------    -------    -------    -------    -------
      Net income (loss) from operations                (1.62)     (2.38)     (2.11)      2.94       1.38
                                                    --------    -------    -------    -------    -------
  Distributions:
    Dividends from net investment income               (0.02)     (0.28)     (0.19)     (0.05)     (0.01)
    Distributions from net realized gains on
      investments                                       0.00      (0.03)     (1.64)     (0.68)      0.00
                                                    --------    -------    -------    -------    -------
      Total distributions                              (0.02)     (0.31)     (1.83)     (0.73)     (0.01)
                                                    --------    -------    -------    -------    -------
Net asset value, end of year                        $   6.01    $  7.65    $ 10.34    $ 14.28    $ 12.07
                                                    ========    =======    =======    =======    =======
Total return                                          (21.18)%   (23.44)%   (14.99)%    24.95%     12.85%
Ratios and supplemental data:
    Net assets at end of year (in thousands)        $107,761    $29,985    $36,651    $33,579    $32,149
    Ratio of total expenses to average net assets       1.78%      1.63%      1.66%      1.84%      1.96%
    Ratios of net expenses to average net assets        1.49%      1.20%      1.30%      1.50%      1.50%
    Ratio of net investment income (loss) to
      average net assets                                0.23%      0.78%      0.29%      0.31%      0.30%
    Portfolio turnover rate                           261.37%    154.25%    111.83%     99.77%     71.74%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Ratio of net expenses to average net assets is net of the advisory fee waiver.

                                      ATSF
                     ACI- 5 American Century International

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

[Aegon Transamerica Logo]   Asset Allocation -- Conservative Portfolio

[BULLSEYE ICON]             (formerly, Conservative Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 30% of assets in equities and 50% of assets in bonds, and 20% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

AFTA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                TOTAL OPERATING
     UNDERLYING PORTFOLIO:      EXPENSE RATIOS
     ---------------------      ---------------
American Century Income &
  Growth                               1.40%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Mid Cap                        1.00%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
T. Rowe Price Growth Stock             0.87%
T. Rowe Price Small Cap                0.96%
Third Avenue Value                     0.89%
Transamerica Convertible
  Securities                           1.08%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                             ---------------
TOTAL                                       0.19%      0.44%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $19      $ 61      $107       $243
Service Class                    $45      $141      $246       $555
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (0.97)
                                                                   --------
      Net income (loss) from operations                               (0.91)
                                                                   --------
  Distributions:
    Dividends from net income                                          0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   9.09
                                                                   ========
Total return                                                          (9.10)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $169,834
    Ratio of expenses to average net assets                            0.19 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.07 %
    Portfolio turnover rate                                           28.27 %

* Portfolio commenced operations on May 1, 2002

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[Aegon Transamerica Logo]   Asset Allocation -- Growth Portfolio

[BULLSEYE ICON]             (formerly, Aggressive Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios based on the investment objective.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in short-term securities.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

ASSET ALLOCATION -- GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Dreyfus Small Cap Value                 0.88%
Federated Growth & Income               0.81%
Great Companies -- America(SM)          0.88%
Great Companies -- Technology(SM)       1.00%
Jennison Growth                         0.99%
PBHG/NWQ Value Select                   0.89%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
Third Avenue Value                      0.89%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%
Van Kampen Emerging Growth              0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolio in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratio of the Portfolio (calculated as a percentage of average net assets) is estimated to be: 1.18%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.11%      0.11%
                                             ---------------
TOTAL                                       0.21%      0.46%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.21%      0.46%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Classes are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $22      $ 68      $118       $268
Service Class                    $47      $148      $258       $579
---------------------------------------------------------------------

                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio.
[MONEY ICON]

FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.91)
                                                                   --------
      Net income (loss) from operations                               (1.83)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.17
                                                                   ========
Total return                                                         (18.30)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $156,176
    Ratio of expenses to average net assets                            0.21 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.43 %
    Portfolio turnover rate                                           19.99 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[Aegon Transamerica Logo]   Asset Allocation -- Moderate Portfolio

[BULLSEYE ICON]             (formerly, Moderate Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities and 35% of assets in bonds, 15% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report).

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Clarion Real Estate Securities          0.98%
Dreyfus Mid Cap                         1.00%
GE U.S. Equity                          0.92%
Great Companies -- America(SM)          0.88%
Jennison Growth                         0.99%
MFS High Yield                          0.91%
PBHG/NWQ Value Select                   0.89%
PIMCO Total Return                      0.78%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
T. Rowe Price Growth Stock              0.87%
T. Rowe Price Small Cap                 0.96%
Third Avenue Value                      0.89%
Transamerica Convertible
  Securities                            1.08%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.08%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (1.25)
                                                                   --------
      Net income (loss) from operations                               (1.19)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.81
                                                                   ========
Total return                                                         (11.90)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $405,684
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.03 %
    Portfolio turnover rate                                           20.60 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[Aegon Transamerica Logo]  Asset Allocation -- Moderate Growth Portfolio

[BULLSEYE ICON]            (formerly, Moderately Aggressive Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, and 30% of assets in bonds and cash, with approximately 20% being allocated to bonds and the remaining 10% to cash. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security torepay principal prior to a security's maturity cancause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                  TOTAL OPERATING
UNDERLYING PORTFOLIO              EXPENSE RATIOS
--------------------              ---------------
American Century Income & Growth       1.40%
American Century International         1.20%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Small Cap Value                0.88%
Federated Growth & Income              0.81%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Great
  Companies -- Technology(SM)          1.00%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PBHG/NWQ Value Select                  0.89%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
Third Avenue Value                     0.89%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%
Van Kampen Emerging Growth             0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be: 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                             ---------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio.

                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.56)
                                                                   --------
      Net income (loss) from operations                               (1.48)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.52
                                                                   ========
Total return                                                         (14.80)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $396,608
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.33 %
    Portfolio turnover rate                                           22.84 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations

[CAPITAL GUARDIAN LOGO]  Capital Guardian U.S. Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents. The sub-adviser's judgment regarding the current investment outlook will determine the relative amounts to be invested in these different asset classes.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth

                                      ATSF
                     CGUSE- 1 Capital Guardian U.S. Equity
companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2001                                                                             -3.38%
2002                                                                            -23.80%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.07%  Quarter  12/31/01
Lowest:   (19.01)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2001)

                                      SINCE INCEPTION
                           1 YEAR    (OCTOBER 9, 2000)
                           ------    -----------------
Capital Guardian U.S.
  Equity                   (23.80)%       (12.47)%
S&P 500 Composite Stock
  Index                    (22.09)%       (17.81)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

                                      ATSF
                     CGUSE- 2 Capital Guardian U.S. Equity

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.13%      0.13%
                                             ---------------
TOTAL                                       0.98%      1.23%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.98%      1.23%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.06%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.06%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $100     $312      $542      $1,201
Service Class                    $125     $390      $676      $1,489
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% on assets over $300 million up to $500 million; and 0.775% on assets over $500 million.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSON is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.
                                      ATSF
                     CGUSE- 3 Capital Guardian U.S. Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                   YEAR ENDED DECEMBER 31,
                                                              ----------------------------------
                                                                2002          2001        2000*
                                                              ---------     --------     -------
Net asset value, beginning of year                            $   9.74      $ 10.10      $ 10.00
                                                              --------      -------      -------
  Net investment income (loss)                                    0.03         0.01         0.01
  Net realized and unrealized gain (loss) on investments         (2.35)       (0.35)        0.09
                                                              --------      -------      -------
    Net increase income from operations                          (2.32)       (0.34)        0.10
                                                              --------      -------      -------
Distributions:
  Dividends from net investment income                           (0.01)       (0.01)        0.00
  Distributions from net realized gains on investments           (0.02)       (0.01)        0.00
                                                              --------      -------      -------
    Total distributions                                          (0.03)       (0.02)        0.00
                                                              --------      -------      -------
Net asset value, end of year                                  $   7.39      $  9.74      $ 10.10
                                                              ========      =======      =======
Total return                                                    (23.80)%      (3.38)%       1.00%
Ratios and supplemental data:
  Net assets at end of year (in thousands)                    $116,484      $50,334      $33,507
  Ratio of total expenses to average net assets                   0.98%        1.09%        1.13%
  Ratio of net expenses to average net assets                     0.98%        1.08%        1.13%
  Ratio of net investment income (loss) to average net
    assets                                                        0.43%        0.19%        0.45%
  Portfolio turnover rate                                        22.69%          39%         108%

*  The Portfolio commenced operations on October 9, 2000.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                     CGUSE- 4 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American
Depositary Receipts ("ADRs") and other
U.S. registered foreign securities).

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                                      ATSF
                         CGV- 1 Capital Guardian Value

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks includefluctuations in foreign currencies; withholdingor other taxes; trading, settlement, custodial,and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. Theportfolio may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, Initial Class and Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future returns.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.
                                      ATSF
                         CGV- 2 Capital Guardian Value

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                              4.09%
1995                                                                             34.59%
1996                                                                             23.84%
1997                                                                             24.81%
1998                                                                              7.56%
1999                                                                             -3.06%
2000                                                                              5.57%
2001                                                                              6.64%
2002                                                                            -20.70%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   14.89%  Quarter  12/31/98
Lowest:   (21.13)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                        1 YEAR   5 YEARS   (MAY 27, 1993)
                        ------   -------   ---------------
Capital Guardian Value  (20.70)% (1.42)%         7.89%
Russell 1000 Value
  Index                 (15.52)%  1.16%         10.15%*

* From 5/31/93
* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                             ---------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                         N/A        N/A
                                             ---------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.92%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.92%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

                                      ATSF
                         CGV- 3 Capital Guardian Value

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Capital Guardian Trust Company

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $300 million; 0.80% over $300 million up to $500 million; and 0.775% of assets over $500 million.

PORTFOLIO MANAGER: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

Karen A. Miller is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

                                      ATSF
                         CGV- 4 Capital Guardian Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001        2000*         1999         1998
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year          $  17.35     $  17.58     $  19.99     $  21.68     $  20.70
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.18         0.16         0.15         0.18         0.22
  Net realized and unrealized gain (loss)
    on investments                             (3.75)        1.01         0.68        (0.72)        1.36
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (3.57)        1.17         0.83        (0.54)        1.58
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.11)       (0.14)       (0.19)       (0.24)       (0.22)
  Distributions from net realized gains on
    investments                                (0.52)       (1.26)       (3.05)       (0.91)       (0.38)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.63)       (1.40)       (3.24)       (1.15)       (0.60)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $  13.15     $  17.35     $  17.58     $  19.99     $  21.68
                                            ========     ========     ========     ========     ========
Total return                                  (20.70)%       6.64%        5.57%       (3.06)%       7.56%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $286,725     $217,637     $182,354     $209,653     $246,102
  Ratio of total expenses to average net
    assets                                      0.91%        0.95%        0.93%        0.95%        0.85%
  Ratio of net expenses to average net
    assets                                      0.91%        0.94%        0.91%        0.88%        0.84%
  Ratio of net investment income (loss) to
    average net assets                          1.23%        1.01%        0.77%        0.77%        1.10%
  Portfolio turnover rate                      39.43%          55%          85%          51%          19%

* Effective October 9, 2000, the name of the Endeavor Value Equity Portfolio was changed to Capital Guardian Value and Capital Guardian Trust Company became the Portfolio's investment adviser.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

[CLARION CRA SECURITIES LOGO]  Clarion Real Estate Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, Clarion invests at least 80% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Clarion employs a disciplined investment decision-making process combining top-down portfolio design and bottom-up company analysis. Clarion draws upon a multi-disciplined team of seasoned securities managers and experienced real estate investment professionals to incorporate as much independent, relevant information as practicable toward creating an efficient portfolio of real estate securities.

When selecting investments for the portfolio, Clarion relies on a proprietary model to assess the relative value of each security in the portfolio's universe. Key factors that are incorporated into this model include: earnings estimates, earnings growth estimates, an estimate of the private property quality, the quality of management, and balance sheet flexibility. Clarion considers these factors best identify those real estate securities that represent the greatest value and income and/or price appreciation.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio is non-diversified under federal securities laws.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

                                      ATSF
                     CRES- 1 Clarion Real Estate Securities

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

QUANTITATIVE MODELS

Stocks selected using quantitative models may not perform as well as these models might otherwise suggest and may cause overall returns to be lower than if other methods are used.

NON-DIVERSIFIED

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE*
------------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                             -3.77%
2000                                                                             29.62%
2001                                                                             11.05%
2002                                                                              3.60%

* Prior to May 1, 2002, this portfolio was managed by J.P. Morgan.

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     10.90%  Quarter  06/30/00
Lowest:     (11.64)% Quarter  09/30/98

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                         SINCE INCEPTION
                              1 YEAR      (MAY 1, 1998)
                              -------    ---------------
Clarion Real Estate
  Securities                     3.60%          4.36%
Morgan Stanley REIT Index        3.64%          4.50%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

                                      ATSF
                     CRES- 2 Clarion Real Estate Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.18%      0.18%
                                   -----------------
TOTAL                              0.98%      1.23%
Expense reduction(b)                N/A        N/A
                                   -----------------
NET OPERATING EXPENSES             0.98%      1.23%
----------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/31/03.
(b) Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $100     $312      $542      $1,201
Service Class                    $125     $390      $676      $1,489
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: ING Clarion Real Estate Securities

ADVISORY FEE: As a percentage of average daily net assets -- 0.80%.

PORTFOLIO MANAGER:

T. RITSON FERGUSON, CFA AND JOSEPH P. SMITH, CFA, serve as co-portfolio managers of this portfolio. Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion CRA Securities. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.

                                      ATSF
                     CRES- 3 Clarion Real Estate Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                     2002*       2001       2000       1999      1998**
                                                    --------    -------    -------    -------    -------
Net asset value, beginning of year                  $  11.21    $ 10.32    $  8.06    $  8.51    $ 10.00
                                                    --------    -------    -------    -------    -------
  Income from operations:
    Net investment income (loss)                        0.65       0.56       0.59       0.49       0.36
    Net realized and unrealized gain (loss) on
      investments                                      (0.25)      0.58       1.79      (0.79)     (1.85)
                                                    --------    -------    -------    -------    -------
      Net income (loss) from operations                 0.40       1.14       2.38      (0.30)     (1.49)
                                                    --------    -------    -------    -------    -------
  Distributions:
    Dividends from net investment income               (0.13)     (0.25)     (0.12)     (0.15)      0.00
    Distributions from net realized gains on
      investments                                      (0.07)      0.00       0.00       0.00       0.00
                                                    --------    -------    -------    -------    -------
      Total distributions                              (0.20)     (0.25)     (0.12)     (0.15)      0.00
                                                    --------    -------    -------    -------    -------
Net asset value, end of year                        $  11.41    $ 11.21    $ 10.32    $  8.06    $  8.51
                                                    ========    =======    =======    =======    =======
Total return                                            3.60%     11.05%     29.62%     (3.77)%   (14.93)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)        $124,219    $43,611    $16,577    $ 3,199    $ 2,414
    Ratio of total expenses to average net assets       0.98%      1.13%      1.71%      2.69%      3.34%
    Ratio of net expenses to average net assets         0.98%      1.00%      1.00%      1.00%      1.00%
    Ratio of net investment income (loss) to
      average net assets                                5.61%      5.25%      6.27%      5.91%      6.03%
    Portfolio turnover rate                           123.25%    171.63%    291.38%    189.80%    100.80%

 * Prior to May 1, 2002, this portfolio was managed by J.P. Morgan. ** Portfolio commenced operations on May 1, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver and fees paid indirectly.

                                      ATSF
                     CRES- 4 Clarion Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks total returns exceeding the S&P 400 Mid Cap index and who can tolerate fluctuations inherent to mid- cap stock investing.

(DREYFUS LOGO)    Dreyfus Mid Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total investment returns (including capital appreciation and income) which consistently outperform the S&P Mid Cap 400 Index.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, The Dreyfus Corporation (Dreyfus), seeks to achieve the portfolio's investment objective by investing at least 80% of the portfolio's assets, under normal circumstances, in:

 - Common stocks of medium
   capitalization companies

Medium capitalization companies are defined as those that have market values between $200 million and $15 billion.

To a lesser extent, Dreyfus may invest portfolio assets in:

 - Common stocks of large and small capitalization companies, including emerging (developing) and cyclical growth companies

Dreyfus seeks to have a diversified portfolio of the common stocks of mid-capitalization companies which offer above-average potential for appreciation based on its multi-factor evaluation approach. The multi-factor evaluation approach centers around the ability to identify and dynamically weigh the fundamental characteristics driving current market returns, and to construct portfolios by actively selecting stocks possessing positive exposure to these preferred characteristics.

               Generally, the factors which drive the investment process can be classified into three categories:

                - Earnings revision indicators

                - Company financial attributes

                - Value-based measures

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

IPOS

Stocks purchased in IPOs have a tendency to fluctuate significantly in value shortly after the IPO relative to the price at which they were purchased changes. These fluctuations could impact the net asset value and return earned in the portfolio's shares.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).

                                      ATSF
                             DMC- 1 Dreyfus Mid Cap

These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                             12.92%
2001                                                                             -3.94%
2002                                                                            -12.72%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    16.27%  Quarter  12/31/01
Lowest:    (15.61)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                             1 YEAR      (MAY 3, 1999)
                             -------    ---------------
Dreyfus Mid Cap              (12.72)%          0.40%
S&P MidCap 400 Index         (14.52)%          3.48%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.29%      0.29%
                                            -----------------
TOTAL                                       1.14%      1.39%
Expense reduction(b)                        0.14%      0.14%
                                            -----------------
NET OPERATING EXPENSES                      1.00%      1.25%
-------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $348      $614      $1,374
Service Class                    $127     $426      $747      $1,656
---------------------------------------------------------------------

                                      ATSF
                             DMC- 2 Dreyfus Mid Cap

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: The Dreyfus Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.85% up to $100 million and 0.80% over $100 million

PORTFOLIO MANAGER:

JOHN O'TOOLE, CFA, has served as portfolio manager since inception and has been employed by Dreyfus as portfolio manager since 1994. Mr. O'Toole is a senior vice president and portfolio manager for Mellon Equity Associates. He has been employed by Mellon Bank since 1979.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                    FOR YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------
                                                               2002       2001       2000      1999*
                                                              -------    -------    -------    ------
Net Asset value, beginning of year                            $ 11.29    $ 11.90    $ 10.72    $10.00
                                                              -------    -------    -------    ------
  Income from operations:
    Net investment income (loss)                                 0.01       0.01       0.03      0.04
    Net realized and unrealized gain (loss) on investments      (1.45)     (0.49)      1.36      0.68
                                                              -------    -------    -------    ------
      Net income (loss) from operations                         (1.44)     (0.48)      1.39      0.72
                                                              -------    -------    -------    ------
  Distributions:
    Dividends from net investment income                         0.00      (0.12)     (0.21)     0.00
    Distributions from net realized gains on investments         0.00      (0.01)      0.00      0.00
                                                              -------    -------    -------    ------
      Total distributions                                        0.00      (0.13)     (0.21)     0.00
                                                              -------    -------    -------    ------
Net asset value, end of year                                  $  9.85    $ 11.29    $ 11.90    $10.72
                                                              =======    =======    =======    ======
Total return                                                   (12.72)%    (3.94)%    12.92%     7.20%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $50,204    $30,215    $14,714    $3,384
    Ratio of total expenses to average net assets                1.14%      1.34%      1.90%     4.89%
    Ratio of net expenses to average net assets                  1.00%      1.00%      1.00%     1.00%
    Ratio of net investments income (loss) to average net
      assets                                                     0.13%      0.09%      0.29%     0.58%
    Portfolio turnover rate                                     84.87%     77.66%    110.82%    94.19%

* Portfolio commenced operations on May 3, 1999.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                             DMC- 3 Dreyfus Mid Cap

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Federated Investment Counseling (Federated), seeks to achieve the portfolio's objective by investing principally in:

 - Common and preferred stocks

 - Convertible securities

 - REITs

 - Fixed-income securities

 - Foreign securities

Federated seeks total return by investing primarily in common stocks that provide the opportunity for capital appreciation or high dividend income. Federated seeks capital appreciation by investing primarily in undervalued, overlooked common stocks. These securities are generally trading at low historical valuations relative to the market and to industry peers. To achieve high current income, Federated seeks to invest in securities that offer higher dividends than the overall market. Convertible stocks and bonds, real estate investment trusts and securities issued by utility companies are generally the types of securities that Federated may emphasize in order to enhance the portfolio's dividend income. Federated may also invest a portion of the portfolio's assets in securities of companies based outside the U.S. to diversify the portfolio's holdings and to gain exposure to the foreign market.

Federated attempts to invest in securities that have defensive characteristics, i.e., securities that appear to have a low volatility in share price relative to the overall equity market. Federated also may emphasize investment in equity securities that provide high dividend income, which generally are less volatile stocks. Federated also may allocate a portion of the portfolio's assets in cash, options on securities and indices, or fixed-income securities, including non-investment grade fixed-income securities, when the markets appear to be overpriced.

In selecting securities for portfolio investment, Federated uses fundamental analysis, emphasizing the following: undervalued and overlooked companies that have the potential for positive changes; companies' financial strength, particularly the generation of "free" cash flow that exceeds capital spending and dividend requirements; companies' management skill and shareholder orientation; improving earnings; and equity securities of companies that demonstrate an ability to maintain their value when the board equity market is weak. To determine the timing or purchases and sales of portfolio securities, Federated considers technical stock price factors.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal.

CONVERTIBLES

The market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Preferred stocks can also be converted to common stocks.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

                                      ATSF
                        FGI- 1 Federated Growth & Income

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             25.25%
1996                                                                             11.64%
1997                                                                             24.65%
1998                                                                              3.05%
1999                                                                             -4.45%
2000                                                                             29.16%
2001                                                                             15.70%
2002                                                                              0.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter  06/30/99
Lowest:   (7.99)% Quarter  03/31/99

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                             SINCE INCEPTION
                          1 YEAR   5 YEARS   (MARCH 1, 1994)
                          ------   -------   ---------------
Federated Growth &
  Income                   0.96%   8.24 %          10.78%
Russell MidCap Value
  Index                   (9.64)%  2.95 %          10.63%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.
                                      ATSF
                        FGI- 2 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                            ----------------
TOTAL                                       0.81%      1.06%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 83     $259      $450      $1,002
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

Investment Adviser: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Federated Investment Counseling

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.75%

PORTFOLIO MANAGERS:

STEVEN J. LEHMAN, CFA and JOHN L. NICHOL CFA, serve as co-portfolio managers of this portfolio.

Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

Mr. Nichol has served as the co-portfolio manager since May 2002. Mr. Nichol joined Federated in September 2002 as an Assistant Vice President/Senior Investment Analyst. From 1992 - August 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio.

                                      ATSF
                        FGI- 3 Federated Growth & Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations.) Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost)on an investment in the portfolio (assuming reinvestment of all distributions.) The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Funds financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------
                                                    2002        2001        2000       1999       1998
                                                  --------    --------    --------    -------    -------
Net asset value, beginning of year                $  15.28    $  13.43    $  10.91    $ 12.28    $ 12.56
                                                  --------    --------    --------    -------    -------
  Income from operations:
    Net investment income (loss)                      0.62        0.64        0.51       0.48       0.53
    Net realized and unrealized gain (loss) on
      investments                                    (0.48)       1.46        2.65      (1.00)     (0.16)
                                                  --------    --------    --------    -------    -------
      Net income (loss) from operations               0.14        2.10        3.16      (0.52)      0.37
                                                  --------    --------    --------    -------    -------
  Distributions:
    Dividends from net investment income             (0.35)      (0.25)      (0.63)     (0.75)     (0.55)
    Distributions from net realized gains on
      investments                                    (0.72)       0.00       (0.01)     (0.10)     (0.10)
                                                  --------    --------    --------    -------    -------
      Total distributions                            (1.07)      (0.25)      (0.64)     (0.85)     (0.65)
                                                  --------    --------    --------    -------    -------
Net asset value, end of year                      $  14.35    $  15.28    $  13.43    $ 10.91    $ 12.28
                                                  ========    ========    ========    =======    =======
Total return                                          0.96%      15.70%      29.16%     (4.45)%     3.05%
Ratios and supplemental data:
    Net assets at end of year (in thousands)      $389,120    $281,943    $122,886    $76,280    $87,616
    Ratio of expenses to average net assets           0.81%       0.86%       0.86%      0.89%      0.90%
    Ratio of net investment income (loss) to
      average net assets                              4.11%       4.39%       4.31%      4.01%      4.35%
    Portfolio turnover rate                         145.88%     117.05%     147.18%    117.14%     97.17%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                        FGI- 4 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth from a diversified portfolio that combines "value" and "growth" investment management styles. As a result, the portfolio will have characteristics similar to the S&P 500. The investor should be comfortable with the price fluctuations of a stock portfolio and be willing to accept higher short-term risk for potential long- term returns.

(GE INVESTMENTS LOGO)    GE U.S. Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, GE Asset Management Incorporated (GEAM), seeks to meet the portfolio's investment objective by investing primarily in:

 - Equity Securities of U.S. companies.

GEAM uses a Multi-Style(R) investment strategy that combines growth and value investment management styles. As a result, the portfolio has characteristics similar to the Standard & Poor's 500 Composite Stock Index, including average market capitalization and dividend yield potential. Stock selection is key to the performance of the portfolio.

Through fundamental company research, the portfolio managers seek to identify securities of large companies with characteristics such as: attractive valuations, financial strength and high quality management focused on generating shareholder value.

The portfolio may, to a lesser extent, also invest in foreign securities and debt securities, other securities, and may use various investment techniques to adjust the Fund's investment expense, but there is no guarantee that this technique may work.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                            GEUSE- 1 GE U.S. Equity

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[TOTAL RETURN BAR CHART]

1997                                                                             27.01%
1998                                                                             22.87%
1999                                                                             18.41%
2000                                                                             -0.79%
2001                                                                             -8.88%
2002                                                                            -19.80%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.59%   Quarter  12/31/98
Lowest:    (16.38)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                            SINCE INCEPTION
                       1 YEAR    5 YEARS   (JANUARY 2, 1997)
                       -------   -------   -----------------
GE U.S. Equity         (19.80)%   1.07%          5.01%
S&P 500 Composite
  Stock Index          (22.09)%  (0.58)%         4.41%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.775%     0.775%
Rule 12b-1 fees                             N/A      0.250%
Other expenses                            0.120%     0.120%
                                          -----------------
TOTAL                                     0.895%     1.145%
Expense reduction(b)                        N/A        N/A
                                          -----------------
NET OPERATING EXPENSES                    0.895%     1.145%
-----------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 91     $285      $490      $1,102
Service Class                    $117     $364      $630      $1,392
---------------------------------------------------------------------

                                      ATSF
                            GEUSE- 2 GE U.S. Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: GE Asset Management Incorporated

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.775%.

PORTFOLIO MANAGER:

EUGENE K. BOLTON leads a team of portfolio managers for this portfolio. He has served in that capacity since the portfolio's inception. Mr. Bolton is Director and Executive Vice President of GEAM. He manages the overall U.S. Equity investments for GEAM. Mr. Bolton joined GEAM in 1984 as Chief Financial Officer and has been a portfolio manager since 1986.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------
This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  13.52    $  14.98    $  15.79    $  14.42    $  12.23
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.06        0.05        0.07        0.07        0.09
    Net realized and unrealized gain (loss) on
      investments                                  (2.73)      (1.38)      (0.19)       2.55        2.69
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (2.67)      (1.33)      (0.12)       2.62        2.78
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.06)      (0.02)      (0.11)      (0.51)      (0.48)
    Distributions from net realized gains on
      investments                                   0.00       (0.11)      (0.58)      (0.74)      (0.11)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.06)      (0.13)      (0.69)      (1.25)      (0.59)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  10.79    $  13.52    $  14.98    $  15.79    $  14.42
                                                ========    ========    ========    ========    ========
Total Return                                      (19.80)%     (8.88)%     (0.79)%     18.41%      22.87%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $121,427    $173,136    $205,761    $179,267    $110,803
    Ratio of total expenses to average net
      assets                                        0.92%       0.94%       0.88%       0.93%       1.05%
    Ratio of net investment income (loss) to
      average net assets                            0.50%       0.35%       0.42%       0.46%       0.67%
    Portfolio turnover rate                        32.97%      53.87%      39.08%      44.01%      63.08%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                            GEUSE- 3 GE U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES LOGO)    Great Companies -- America(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks

The portfolio seeks to invest in common stocks of large, established, United States-based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: have a market cap in excess of $15 billion; be highly regarded by management experts; be incorporated in the U.S.; be publicly traded; be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior business franchises; have been in business for at least 50 years and survived the founder; consider employees to be the company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; deliver outstanding returns to shareholders; be a global company (as defined by the sub-adviser); and, be in an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities.

The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the S&P 500 as the performance benchmark for the portfolio.

Companies identified by the sub-adviser for inclusion in the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
                                      ATSF
                     GCA- 1 Great Companies -- America(SM)

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2001                                                                            -12.20%
2002                                                                            -20.69%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    11.28%  Quarter  12/31/01
Lowest:    (16.25)% Quarter  06/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                              1 YEAR     (MAY 1, 2000)
                              -------   ---------------
Great
  Companies -- America(SM)     (20.69)%      (8.35)%
S&P 500 Composite Stock
  Index                        (22.09)%     (15.91)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                            ----------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

                                      ATSF
                     GCA- 2 Great Companies -- America(SM)

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as accounting manager in the firm's national office.

                                      ATSF
                     GCA- 3 Great Companies -- America(SM)

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                2002        2001       2000*
                                                              --------    --------    -------
Net asset value, beginning of year                            $   9.96    $  11.38    $ 10.00
                                                              --------    --------    -------
  Income from operations:
    Net investment income (loss)                                  0.05        0.04       0.04
    Net realized and unrealized gain (loss) on investments       (2.11)      (1.43)      1.34
                                                              --------    --------    -------
      Net income (loss) from operations                          (2.06)      (1.39)      1.38
                                                              --------    --------    -------
  Distributions:
    Dividends from net investment income                         (0.02)      (0.03)      0.00
    Distributions from net realized gains on investments          0.00        0.00       0.00
                                                              --------    --------    -------
      Total distributions                                        (0.02)      (0.03)      0.00
                                                              --------    --------    -------
Net asset value, end of year                                  $   7.88    $   9.96    $ 11.38
                                                              ========    ========    =======
Total return                                                    (20.69)%    (12.20)%    13.80%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $233,961    $152,874    $83,121
    Ratio of expenses to average net assets                       0.88%       0.89%      0.91%
    Ratio of net investment income (loss) to average net
      assets                                                      0.54%       0.39%      0.52%
    Portfolio turnover rate                                      30.84%      69.80%     14.67%

* Portfolio commenced operations on May 1, 2000.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                     GCA- 4 Great Companies -- America(SM)

---------------------
For the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.

(GREAT COMPANIES LOGO)    Great Companies -- Global(2)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's investment objective by investing principally in:

 - Common stocks of domestic and foreign issuers

Great Companies will select non-technology and technology stocks, both domestic and international, for the portfolio from a group of companies that Great Companies has identified as being "great companies."

Stocks selected for the portfolio will meet some of the common criteria listed below.

Companies selected for the domestic portion of the portfolio will consist of large cap stocks of companies incorporated in the United States that have been identified by the portfolio managers through an initial screening process as great companies. These stocks will consist of domestic non-technology companies that are global companies as defined by the sub-adviser; have a market cap in excess of $15 billion; have world class management; and are considered by the sub-adviser as engaged in "terrific businesses." The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the portfolio's benchmark over a set period of time.

Domestic technology stocks included in the portfolio will consist of large cap companies identified by the sub-adviser as great companies through its proprietary initial screening process. All technology stocks included in the portfolio are considered global companies by the sub-adviser and are considered leaders in its industry and have been in business for over 15 years.

The stocks selected for the international portion of the portfolio must be incorporated outside of the United States. The technology and non-technology portion of international stocks must consist of companies that have global presence with a strong portion of their revenues outside the country of origin. In addition, the international stocks will only be selected if they (and their predecessors) have outperformed the Morgan Stanley Capital International World Index (MSCIW) over a period of time defined by the sub-adviser's initial screening process. The international stocks cannot have government ownership in excess of 10% and, generally, must be ADR traded securities.

The sub-adviser will use MSCIW as the performance benchmark for the portfolio.

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; have a market cap in excess of $15 billion; be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities.

Companies identified by the sub-adviser for inclusion in the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

The allocation of stocks within each portion of the portfolio will be driven by these factors: market price relative to Intrinsic Value and Intrinsic Value momentum.

The portfolio may also take a temporary defensive position.
                                      ATSF
                      GCG- 1 Great Companies -- Global(2)

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DEPOSITARY RECEIPTS

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. They are subject to some of the same risks as direct investments in foreign securities, including currency risk. The regulatory requirements with respect to depositary receipts that are issued in sponsored and unsponsored programs are generally similar, but the issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the depositary receipts.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues.

ESTABLISHED COMPANY STOCKS

Because domestic companies in which this portfolio invests must have been in existence for at least 50 years, and foreign companies must have been in existence for at least 15 years, certain sector stocks, which would otherwise present attractive investment opportunities, will not be selected for the portfolio.

GROWTH INVESTING RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may underperform other portfolios that employ a different style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds typically will underperform when value investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                      GCG- 2 Great Companies -- Global(2)

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2001                                                                            -16.84%
2002                                                                            -21.51%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    15.26%  Quarter  12/31/01
Lowest:    (18.03)% Quarter  03/31/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                            1 YEAR    (SEPTEMBER 1, 2000)
                            -------   -------------------
Great
  Companies -- Global(2)     (21.51)%        (22.17)%
Morgan Stanley Capital
  International World
  Index                      (19.54)%        (19.83)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.40%      0.40%
                                            ----------------
TOTAL                                       1.20%      1.45%
Expense reduction(b)                        0.20%      0.20%
                                            ----------------
NET OPERATING EXPENSES                      1.00%      1.25%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $361      $640      $1,437
Service Class                    $127     $439      $773      $1,718
---------------------------------------------------------------------

                                      ATSF
                      GCG- 3 Great Companies -- Global(2)

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

MANAGEMENT FEE: As a percentage of the portfolio's average daily net assets -- 0.80%.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Wilton, Connecticut, most recently as accounting manager in the firm's national office.

                                      ATSF
                      GCG- 4 Great Companies -- Global(2)

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2002        2001       2000*
                                                              --------    --------    --------
Net asset value, beginning of year                            $  7.10     $  8.54     $ 10.00
                                                              -------     -------     -------
  Income from operations:
    Net investment income (loss)                                 0.01        0.01        0.02
    Net realized and unrealized gain (loss) on investments      (1.54)      (1.45)      (1.48)
                                                              -------     -------     -------
      Net income (loss) from operations                         (1.53)      (1.44)      (1.46)
                                                              -------     -------     -------
  Distributions:
    Dividends from net investment income                         0.00        0.00        0.00
    Distributions from net realized gains on investments         0.00        0.00        0.00
                                                              -------     -------     -------
      Total distributions                                        0.00        0.00        0.00
                                                              -------     -------     -------
Net asset value, end of year                                  $  5.57     $  7.10     $  8.54
                                                              =======     =======     =======
Total return                                                   (21.51)%    (16.84)%    (14.60)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $25,495     $16,060     $ 5,057
    Ratio of total expenses to average net assets                1.20%       1.59%       3.93%
    Ratio of net expenses to average net assets                  1.00%       1.00%       1.00%
    Ratio of net investment income (loss) to average net
      assets                                                     0.24%       0.12%       0.53%
    Portfolio turnover rate                                     41.88%     105.88%       6.49%

* Portfolio commenced operations on September 1, 2000.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                      GCG- 5 Great Companies -- Global(2)

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES LOGO)  Great Companies -- Technology(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks of companies that offer technology, communications, capital goods or related products and services.

Great Companies generally invests at least 80% of the portfolio's assets in such stocks.

The portfolio seeks to invest in stocks of large, established, United
States based companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological or communications in their operating history. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be incorporated in the United States; have been in business for 15 years or more; have a market cap in excess of $15 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the fund's benchmark over a set period of time. The sub-adviser will use the NASDAQ Composite Index as the performance benchmark for the portfolio.

Companies identified by the sub-adviser for selection to the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure and changes when interest rates move or when forecasts of future cash flows are revised.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

TECHNOLOGY RISK

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                    GCT- 1 Great Companies -- Technology(SM)

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2001                                                                            -36.94%
2002                                                                            -38.12%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter  12/31/01
Lowest:   (34.65)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                                 1 YEAR     (MAY 1, 2000)
                                 -------   ---------------
Great
  Companies -- Technology(SM)    (38.12)%      (39.38)%
NASDAQ Composite Index           (31.53)%      (32.76)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.21%      0.21%
                                            ----------------
TOTAL                                       1.01%      1.26%
Expense reduction(b)                        0.01%      0.01%
                                            ----------------
NET OPERATING EXPENSES                      1.00%      1.25%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                    GCT- 2 Great Companies -- Technology(SM)

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $321      $557      $1,235
Service Class                    $127     $399      $691      $1,522
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80%

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as Accounting Manager in the firm's national office.

                                      ATSF
                    GCT- 3 Great Companies -- Technology(SM)

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2002        2001       2000*
                                                              --------    --------    --------
Net asset value, beginning of year                            $  4.25     $  6.74     $ 10.00
                                                              -------     -------     -------
  Income from operations:
    Net investment income (loss)                                (0.03)      (0.03)      (0.01)
    Net realized and unrealized gain (loss) on investments      (1.59)      (2.46)      (3.25)
                                                              -------     -------     -------
      Net income (loss) from operations                         (1.62)      (2.49)      (3.26)
                                                              -------     -------     -------
  Distributions:
    Dividends from net investment income                         0.00        0.00        0.00
    Distributions from net realized gains on investments         0.00        0.00        0.00
                                                              -------     -------     -------
      Total distributions                                        0.00        0.00        0.00
                                                              -------     -------     -------
Net asset value, end of year                                  $  2.63     $  4.25     $  6.74
                                                              =======     =======     =======
Total return                                                   (38.12)%    (36.94)%    (32.60)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $53,434     $56,885     $24,159
    Ratio of total expenses to average net assets                1.01%       0.99%       1.05%
    Ratio of net expenses to average net assets                  1.00%       0.99%       1.00%
    Ratio of net investment income (loss) to average net
     assets                                                     (0.79)%     (0.66)%     (0.16)%
    Portfolio turnover rate                                     86.20%      75.30%      48.23%

* Portfolio commenced operations on May 1, 2000.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                    GCT- 4 Great Companies -- Technology(SM)

----------------------
This portfolio may be appropriate for the investor who seeks capital growth and income from the same investment with a balance between equity and debt but does not desire a consistent level of income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Balanced
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - 40% to 60% in securities selected primarily for growth potential -- such as common stocks

 - 40% to 60% in securities selected primarily for income potential -- both equity and debt.

The basic strategy of the portfolio is to maintain a growth component and an income component. Normally, 40% to 60% of the portfolio's securities are chosen primarily for their growth potential, and the remaining 40% to 60% are chosen primarily for their income potential. These securities may include foreign issuers.

The growth component is expected to consist mainly of common stocks in companies and industries that the portfolio manager believes are experiencing favorable demand for their products and services, and that are operating in a favorable competitive and regulatory climate. In its analysis, the portfolio manager looks for companies with earnings growth potential that may not be recognized by the market.

The income component will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities.

At least 25% of the portfolio's assets will normally be invested in fixed-income securities.

Janus uses a "bottom up" approach to select stocks. In other words, the portfolio manager looks mostly for income producing securities that meet its investment criteria one at a time. If the portfolio manager is unable to find such investments, the portfolio's assets may be in cash or similar investments. Securities are selected without regard to any industry sector or other similarly defined selection procedure.

Up to 35% of the portfolio's assets may be invested in high-yield/ high-risk bonds (commonly known as "junk bonds"). These bonds are rated below investment grade by the primary rating agencies.

The portfolio may shift assets between the growth and income portions of its portfolio, based on the portfolio manager analysis of the market and conditions in the economy. If the portfolio manager believes that at a particular time growth investments will provide better returns than the yields from income-producing investments, the portfolio may put a greater emphasis on growth. The reverse may also take place.

The portfolio manager may sell the portfolio's securities when its expectations regarding earnings growth potential change.

The portfolio may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of the portfolio's investment objectives.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD/HIGH-RISK SECURITIES

 - credit risk

 - greater sensitivity to interest rate movements

 - greater vulnerability to economic changes

 - decline in market value in event of default

 - less equity

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JB- 1 Janus Balanced

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.90%      0.90%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.69%      0.69%
                                            ----------------
TOTAL                                       1.59%      1.84%
Expense reduction(b)                        0.19%      0.19%
                                            ----------------
NET OPERATING EXPENSES                      1.40%      1.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.40%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $143     $483      $848      $1,873
Service Class                    $168     $560      $978      $2,143
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.90% of the first $500 million; 0.85% of the next $500 million and 0.80% of assets over $1 billion.

PORTFOLIO MANAGER: KAREN L. REIDY, CFA, Executive Vice President and Portfolio Manager of the Janus Balanced Fund and Janus Core Equity Fund. She joined Janus in 1995 as a research analyst.

                                      ATSF
                              JB- 2 Janus Balanced

[QUESTION MARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown with the deductions of the applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                              AVERAGE ANNUAL TOTAL RETURN
                                                                                 (WITHOUT SALES LOADS)
                                                                      -------------------------------------------
                                 SIMILAR SUB-ADVISER      INCEPTION   TOTAL
       ATSF PORTFOLIO                  FUND(1)              DATE      ASSETS   1 YEAR   5 YEARS   SINCE INCEPTION
       --------------          ------------------------   ---------   ------   ------   -------   ---------------
Janus Balanced                      Janus Balanced        9/1/92      $ 3.9B   (6.56)%   7.06%         10.77%

(1) This portfolio does not have a sales load.

                                      ATSF
                              JB- 3 Janus Balanced

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $ 10.00
                                                                   -------
  Income from operations:
    Net investment income (loss)                                      0.07
    Net realized and unrealized gain (loss) on investments           (0.58)
                                                                   -------
      Net income (loss) from operations                              (0.51)
                                                                   -------
  Distributions:
    Dividends from net investment income                              0.00
    Distributions from net realized gains on investments              0.00
                                                                   -------
      Total distributions                                             0.00
                                                                   -------
Net asset value, end of year                                       $  9.49
                                                                   =======
Total return                                                         (5.10)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $37,233
    Ratio of total expenses to average net assets                     1.59 %
    Ratio of net expenses to average net assets                       1.40 %
    Ratio of net investment income (loss) to average net
     assets                                                           1.08 %
    Portfolio turnover rate                                          42.49 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                              JB- 4 Janus Balanced

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the significant risks associated with foreign investing.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Global
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus) seeks to achieve the portfolio's investment objective by investing principally in:

 - Common stocks of foreign and domestic issuers

 - Depositary receipts including ADRs, GDRs and EDRs

The portfolio may also use forward foreign currency contracts for hedging.

Janus' main strategy is to use a "bottom up" approach to build the portfolio's investment portfolio. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Foreign securities are generally selected on a stock-by-stock basis without regard to defined allocation among countries or geographic regions.

When evaluating foreign investments, Janus (in addition to looking at individual companies) considers such factors as:

- Expected levels of inflation in various countries

- Government policies that might affect business conditions

- The outlook for currency relationships

- Prospects for economic growth among countries, regions or geographic areas

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DEPOSITARY RECEIPTS

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. They are subject to some of the same risks as direct investments in foreign securities, including currency risk. The regulatory requirements with respect to depositary receipts that are issued in sponsored and unsponsored programs are generally similar, but the issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the depositary receipts.
                                      ATSF
                              JGL- 1 Janus Global

FORWARD FOREIGN CURRENCY CONTRACTS

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline. Such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise.

Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the portfolio's limitation on investing in illiquid securities.

If the portfolio manager's judgment of markets proves incorrect or the strategy does not correlate well with a portfolio's investment, the use of such hedging transactions could result in a loss regardless of whether the intent was to reduce risk or increase return and may increase a portfolio's volatility. In addition, in the event that non-exchange traded forward currency contracts are used, such transactions could result in a loss if the counterparty to the transaction does not perform as promised.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             35.05%
1994                                                                              0.25%
1995                                                                             23.06%
1996                                                                             27.74%
1997                                                                             18.75%
1998                                                                             30.01%
1999                                                                             71.10%
2000                                                                            -17.55%
2001                                                                            -22.84%
2002                                                                            -26.02%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   46.11%  Quarter  12/31/99
Lowest:   (20.75)% Quarter  12/31/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                              1 YEAR    5 YEARS   10 YEARS
                              -------   -------   --------
Janus Global                  (26.02)%   0.92%     10.22%
Morgan Stanley Capital
  International World Index   (19.54)%  (1.76)%     6.70%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.
                                      ATSF
                              JGL- 2 Janus Global

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.12%      0.12%
                                   ----------------
TOTAL                              0.92%      1.17%
Expense reduction(b)                N/A        N/A
                                   ----------------
NET OPERATING EXPENSES             0.92%      1.17%
---------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02.
    Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 94     $293      $509      $1,131
Service Class                    $119     $372      $644      $1,420
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

MANAGEMENT FEE: As a percentage of the portfolio's average daily net assets -- 0.80%.

PORTFOLIO MANAGERS:

HELEN YOUNG HAYES, CFA and LAURENCE CHANG, CFA have served as co-portfolio managers of this portfolio since January 2000. Ms. Hayes has served as manager of this portfolio since its inception. She has been employed by Janus since 1987.

Mr. Chang has been employed by Janus since 1993.

                                      ATSF
                              JGL- 3 Janus Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                           2002         2001          2000          1999          1998
                                         --------    ----------    ----------    ----------    ----------
Net asset value, beginning of year       $  18.32    $    23.97    $    37.46    $    23.71    $    19.04
                                         --------    ----------    ----------    ----------    ----------
  Income from operations:
    Net investment income (loss)             0.09          0.10          0.02         (0.04)         0.05
    Net realized and unrealized gain
      (loss) on investments                 (4.82)        (5.57)        (6.06)        16.42          5.61
                                         --------    ----------    ----------    ----------    ----------
      Net income (loss) from operations     (4.73)        (5.47)        (6.04)        16.38          5.66
                                         --------    ----------    ----------    ----------    ----------
  Distributions:
    Dividends from net investment
      income                                (0.43)        (0.18)        (0.90)         0.00         (0.13)
    Distributions from net realized
      gains on investments                   0.00          0.00         (6.55)        (2.63)        (0.86)
                                         --------    ----------    ----------    ----------    ----------
      Total distributions                   (0.43)        (0.18)        (7.45)        (2.63)        (0.99)
                                         --------    ----------    ----------    ----------    ----------
Net asset value, end of year             $  13.16    $    18.32    $    23.97    $    37.46    $    23.71
                                         ========    ==========    ==========    ==========    ==========
Total return                               (26.02)%      (22.84)%      (17.55)%       71.10%        30.01%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                         $635,357    $1,082,192    $1,717,573    $1,926,210    $1,069,765
    Ratio of expenses to average net
      assets                                 0.92%         0.95%         0.89%         0.92%         0.95%
    Ratio of net investment income
      (loss) to average net assets           0.60%         0.50%         0.06%        (0.14)%        0.23%
    Portfolio turnover rate                 67.40%        83.21%        82.42%        68.10%        87.36%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                              JGL- 4 Janus Global

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity Securities

The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class share shave different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                              3.97%
1994                                                                             -8.31%
1995                                                                             47.12%
1996                                                                             17.96%
1997                                                                             17.54%
1998                                                                             64.47%
1999                                                                             59.67%
2000                                                                            -28.94%
2001                                                                            -28.20%
2002                                                                            -29.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter  12/31/99
Lowest:   (31.92)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Janus Growth              (29.92)%   (1.25)%    6.21%
S&P 500 Composite
  Stock Index             (22.09)%   (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                            ----------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.01%      0.01%
                                            ----------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                              JGR- 2 Janus Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $274      $477      $1,061
Service Class                    $112     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                        FOR THE YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------
                                          2002          2001          2000          1999          1998
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year     $    32.65    $    47.34    $    78.00    $    59.94    $    36.84
                                       ----------    ----------    ----------    ----------    ----------
  Income from operations:
    Net investment income (loss)            (0.09)        (0.12)        (0.14)        (0.04)         0.12
    Net realized and unrealized gain
      (loss) on investments                 (9.68)       (13.24)       (21.10)        34.02         23.49
                                       ----------    ----------    ----------    ----------    ----------
      Net income (loss) from
         operations                         (9.77)       (13.36)       (21.24)        33.98         23.61
                                       ----------    ----------    ----------    ----------    ----------
  Distributions:
    Dividends from net investment
      income                                 0.00          0.00         (0.10)        (1.17)        (0.09)
    Distributions from net realized
      gains on investments                   0.00         (1.33)        (9.32)       (14.75)        (0.42)
                                       ----------    ----------    ----------    ----------    ----------
      Total distributions                    0.00         (1.33)        (9.42)       (15.92)        (0.51)
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, end of year           $    22.88    $    32.65    $    47.34    $    78.00    $    59.94
                                       ==========    ==========    ==========    ==========    ==========
Total return                               (29.92)%      (28.20)%      (28.94)%       59.67%        64.47%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                       $1,109,540    $1,892,586    $2,957,087    $4,141,240    $3,086,057
    Ratio of expenses to average net
      assets                                 0.86%         0.89%         0.82%         0.82%         0.83%
    Ratio of net investment income
      (loss) to average net assets          (0.33)%       (0.33)%       (0.18)%       (0.05)%        0.25%
    Portfolio turnover rate                 67.50%        60.30%        49.08%        70.95%        35.29%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 Index with a comparable level of risk
---------------------
The S&P 500 INDEX is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(J.P. MORGAN LOGO)    J.P. Morgan Enhanced Index
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. Industry by industry, the portfolio's weightings are similar to those of the S&P 500 Index. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. A team of more than 20 analysts dedicated to U.S. equities, with an average of over ten years of experience, follows over 650 large- and medium-sized U.S. companies. The research goal is to provide insight into a company's real growth potential.

 - VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing between 200 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

   - catalysts that could trigger a rise in a stock's price

   - high potential reward compared to potential risk

   - temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term fixed income instruments including:

 - U.S. government securities

 - bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - repurchase agreements

 - short-term bonds and notes with remaining maturities of 13 months or less

                                      ATSF
                      JPMEI- 1 J.P. Morgan Enhanced Index

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1998                                                                             31.39%
1999                                                                             18.16%
2000                                                                            -10.92%
2001                                                                            -11.98%
2002                                                                            -24.59%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    22.37%  Quarter  12/31/98
Lowest:    (17.69)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                        1 YEAR    5 YEAR    (MAY 2, 1997)
                        -------   ------   ---------------
J.P. Morgan Enhanced
  Index                 (24.59)%  (1.70)%        2.15%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%        3.12%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

                                      ATSF
                      JPMEI- 2 J.P. Morgan Enhanced Index

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)
% of average daily net assets

                              CLASS OF SHARES
                             INITIAL    SERVICE
-----------------------------------------------
Management fees                0.75%      0.75%
Rule 12b-1 fees                 N/A       0.25%
Other expenses                 0.10%      0.10%
                               ----------------
TOTAL                          0.85%      1.10%
Expense reduction(b)            N/A        N/A
                               ----------------
NET OPERATING EXPENSES         0.85%      1.10%
-----------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $271      $471      $1,049
Service Class                    $112     $350      $606      $1,340
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: J.P. Morgan Investment Management Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%

PORTFOLIO MANAGERS: An investment advisory group makes the portfolio's day-to-day investment decisions. The advisory group also manages the JP Morgan Smart Index Fund.

                                      ATSF
                      JPMEI- 3 J.P. Morgan Enhanced Index

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                             YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                           2002         2001         2000         1999           1998
                                         --------     --------     --------     --------     ------------
Net asset value, beginning of year       $  13.24     $  15.13     $  18.16     $  16.08       $ 12.29
                                         --------     --------     --------     --------       -------
Income from operations:
  Net investment income (loss)               0.08         0.06         0.07         0.08          0.04
  Net realized and unrealized gain
    (loss) on investments                   (3.33)       (1.86)       (1.99)        2.78          3.81
                                         --------     --------     --------     --------       -------
    Net income (loss) from operations       (3.25)       (1.80)       (1.92)        2.86          3.85
                                         --------     --------     --------     --------       -------
Distributions:
  Dividends from net investment income      (0.05)       (0.09)       (0.08)       (0.03)        (0.02)
  Distributions from net realized gains
    on investments                           0.00         0.00        (1.03)       (0.75)        (0.04)
                                         --------     --------     --------     --------       -------
    Total distributions                     (0.05)       (0.09)       (1.11)       (0.78)        (0.06)
                                         --------     --------     --------     --------       -------
Net asset value, end of year             $   9.94     $  13.24     $  15.13     $  18.16       $ 16.08
                                         ========     ========     ========     ========       =======
Total return                               (24.59)%     (11.98)%     (10.92)%      18.16%        31.39 %
Ratios and supplemental data:
  Net assets at end of year (in
    thousands)                           $159,257     $150,777     $156,517     $153,967       $64,058
  Ratio of total expenses to average
    net assets                               0.85%        0.87%        0.87%        0.78%         1.10 %
  Ratio of net expenses to average net
    assets                                   0.85%        0.87%        0.87%        0.78%         1.10 %
  Ratio of net investment income (loss)
    to average net assets                    0.72%        0.43%        0.53%        0.73%         0.48 %
  Portfolio turnover rate                   55.61%          56%          68%          56%           78 %

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                      JPMEI- 4 J.P. Morgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks consistent total return, achieved through a diversified portfolio of both equities and fixed-income securities. The equity portion is designed to provide capital appreciation, with bonds used to generate current income, minimize overall portfolio volatility, and insulate against a downside risk.

(LKCM LOGO)    LKCM Strategic Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks preservation of capital and long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------
The portfolio's sub-adviser, Luther King Capital Management Corporation
(LKCM), seeks to achieve the portfolio's investment objective by investing primarily in:

 - Common stocks

 - Securities convertible into common stocks

 - Government bonds and corporate bonds

The portfolio seeks to invest in both equity and fixed-income securities to achieve long-term capital appreciation. In selecting such securities, LKCM looks for companies with strong fundamental characteristics. It considers factors such as:

 - Management integrity

 - Balance sheet quality

 - Cash flow generation

 - Earnings and dividend history and outlook

 - Profitability levels

 - Market positions

In some cases, LKCM bases its selections on other factors. For example, some securities may be bought at an apparent discount to their appropriate value of a company's underlying assets, with the anticipation that the discount will narrow over time.

The portfolio seeks to achieve an income yield greater than the average yield of the stocks in the S&P 500.

The portfolio invests mainly in the stocks and bonds of companies with established operating histories and strong fundamental characteristics. The majority of the stocks the portfolio buys will be listed on a national exchange or traded on NASDAQ or domestic over-the-counter markets.

LKCM closely analyzes a company's financial status and a security's valuation in an effort to control risk at the individual level. In addition, the growth elements of the portfolio's equity investments drive capital appreciation.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                    LKCM STR- 1 LKCM Strategic Total Return

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results,

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                             -0.53%
1995                                                                             24.66%
1996                                                                             15.00%
1997                                                                             21.85%
1998                                                                              9.64%
1999                                                                             12.07%
2000                                                                             -3.76%
2001                                                                             -2.18%
2002                                                                            -10.55%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  13.06%  Quarter  06/30/97
Lowest:   (8.52)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                        1 YEAR   5 YEARS   (MARCH 1, 1993)
                        ------   -------   ---------------
LKCM Strategic Total
  Return                (10.55)%   0.68%        7.52%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%       9.25%
Lehman Brothers
  Intermediate U.S.
  Government/ Credit
  Index                   9.84%    7.49%        6.81%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                            ----------------
TOTAL                                       0.87%      1.12%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                    LKCM STR- 2 LKCM Strategic Total Return

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Luther King Capital Management Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80% of the first $250 million;
0.775% over $250 million up to $500 million;
0.75% over $500 million up to $750 million;
0.70% over $750 million up to $1 billion; and 0.60% over $1 billion.

PORTFOLIO MANAGERS:

LUTHER KING, JR., CFA and SCOT C. HOLLMANN, CFA have co-managed this portfolio since inception.

Mr. King has been a portfolio manager and the president and chief executive officer of Luther King since 1979.

Mr. Hollmann has been a portfolio manager and vice president of Luther King since 1983.

                                      ATSF
                    LKCM STR- 3 LKCM Strategic Total Return

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  14.43    $  14.90    $  16.85    $  16.40    $  15.62
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.31        0.34        0.35        0.34        0.39
    Net realized and unrealized gain (loss) on
      investments                                  (1.82)      (0.66)      (0.97)       1.59        1.09
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (1.51)      (0.32)      (0.62)       1.93        1.48
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.42)      (0.07)      (0.32)      (0.35)      (0.38)
    Distributions from net realized gains on
      investments                                   0.00       (0.08)      (1.01)      (1.13)      (0.32)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.42)      (0.15)      (1.33)      (1.48)      (0.70)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  12.50    $  14.43    $  14.90    $  16.85    $  16.40
                                                ========    ========    ========    ========    ========
Total return                                      (10.55)%     (2.18)%     (3.76)%     12.07%       9.64%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $325,790    $451,577    $558,924    $624,416    $592,312
    Ratio of expenses to average net assets         0.87%       0.89%       0.85%       0.86%       0.86%
    Ratio of net investment income (loss) to
      average net assets                            2.28%       2.37%       2.20%       2.02%       2.43%
    Portfolio turnover rate                        13.93%      16.16%      51.66%      45.42%      49.20%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                    LKCM STR- 4 LKCM Strategic Total Return

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.

(MARSICO LOGO)    Marsico Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Banc of America Capital Management, LLC (BACAP) has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio, under normal circumstances, invests at least 80% of total assets in a diversified portfolio of common stocks of large and medium-sized companies selected for their growth potential.

Stocks for this portfolio are selected based on an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends. Bottom-up analysis emphasizes investments in well-known, high quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong and ethical management, and reasonable valuations in light of projected growth rates.

To determine whether a security could have favorable growth prospects, Marsico ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price:

 - prospects for above-average sales and earnings growth per share

 - high return on invested capital

 - free cash flow generation

 - sound balance sheet, financial and accounting policies, and overall financial strength

 - strong competitive advantages

 - effective research, product development, and marketing

 - pricing flexibility

 - strength of management

 - general operating characteristics that will enable the company to compete successfully in its marketplace

Marsico may sell the portfolio's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.

As a temporary defensive measure because of market, economic, political, or other conditions, Marsico may invest up to 100% of the portfolio's assets in cash or short-term debt instruments. This may result in the portfolio not achieving its investment objective during the time while it is in this temporary defensive posture.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets (including securities of issuers quoted in foreign currencies), or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective, which are explained in the SAI.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                            MARGR- 1 Marsico Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                             -8.02%
2001                                                                            -14.09%
2002                                                                            -25.98%

(1) Prior to November 1, 2002, Goldman Sachs Asset Management served as sub-adviser to this portfolio.

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   20.14%  Quarter  12/31/99
Lowest:   (16.26)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                              SINCE
                                            INCEPTION
                                 1 YEAR   (MAY 3, 1999)
                                 ------   -------------
Marsico Growth                   (25.98)%     (9.73)%
S&P 500 Composite Stock Index    (22.09)%     (9.51)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.26%      0.26%
                                            ----------------
TOTAL                                       1.06%      1.31%
Expense reduction(b)                        0.06%      0.06%
                                            ----------------
NET OPERATING EXPENSES                      1.00%      1.25%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The
                                      ATSF
                            MARGR- 2 Marsico Growth
figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $331      $579      $1,289
Service Class                    $127     $409      $712      $1,574
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Banc of America Capital Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80% of the first $250 million;
0.75% of the next $250 million;
0.70% of the next $500 million;
and 0.60% over $1 billion.

PORTFOLIO MANAGERS:

JAMES A. HILLARY, portfolio manager and senior analyst with Marsico Capital Management, LLC, is primarily responsible for the day-to-day management of the portfolio. Mr. Hillary, who works closely with Thomas F. Marsico in implementing the firm's investment approach, has been with Marsico since its founding in 1997. Before joining Marsico, Mr. Hillary was a principal with W.H. Reaves, a New Jersey-based money management firm and was also previously employed by Price Waterhouse.

THOMAS F. MARSICO sets the investment strategy. Mr. Marsico has over twenty years experience in money management, including eleven years at the Janus Funds, where he served as the portfolio manager of the Janus Twenty Fund from 1988 to 1997, and the Janus Growth and Income Fund from 1991 to 1997. Mr. Marsico's background in rigorous research and analysis prompted him to develop the firm's disciplined research and investment approach, and to recruit and train highly focused analytical staff.

Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico was founded by Thomas F. Marsico, who remains the firm's Chairman and CEO. Marsico provides investment advisory services to mutual funds and other institutions and handles separately managed accounts for individuals, corporations, charities and retirement plans.

                                      ATSF
                            MARGR- 3 Marsico Growth

[QUESTION MARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date,asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown with and without the deductions of any applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                               AVERAGE ANNUAL TOTAL RETURN
                                                                    (WITH SALES LOADS)
                                                     ------------------------------------------------
                                          INCEPTION  TOTAL                             10 YEARS
ATSF PORTFOLIO  SIMILAR SUB-ADVISER FUND    DATE     ASSETS   1 YEAR   5 YEARS   (OR SINCE INCEPTION)
--------------  ------------------------  ---------  ------   ------   -------   --------------------
Marsico Growth  Marsico Growth            12/31/97   $620M    (16.79)%  4.17%            4.17%

                                      ATSF
                            MARGR- 4 Marsico Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                2002       2001       2000      1999*
                                                              --------    -------    -------    ------
Net asset value, beginning of year                            $   9.09    $ 10.67    $ 11.75    $10.00
                                                              --------    -------    -------    ------
  Income from operations:
    Net investment income (loss)                                  0.00       0.02       0.02      0.01
    Net realized and unrealized gain (loss) on investments       (2.36)     (1.52)     (0.95)     1.74
                                                              --------    -------    -------    ------
      Net income (loss) from operations                          (2.36)     (1.50)     (0.93)     1.75
                                                              --------    -------    -------    ------
  Distributions:
    Dividends from net investment income                         (0.01)     (0.07)     (0.10)     0.00
    Distributions from net realized gains on investments          0.00      (0.01)     (0.05)     0.00
                                                              --------    -------    -------    ------
      Total distributions                                        (0.01)     (0.08)     (0.15)     0.00
                                                              --------    -------    -------    ------
Net asset value, end of year                                  $   6.72    $  9.09    $ 10.67    $11.75
                                                              ========    =======    =======    ======
Total return                                                    (25.98)%   (14.09)%    (8.02)%   17.50%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $102,574    $45,382    $20,185    $8,204
    Ratio of total expenses to net assets                         1.06%      1.21%      1.37%     2.68%
    Ratio of net expenses to average net assets                   1.00%      1.00%      1.00%     1.00%
    Ratio of net investment income (loss) to average net
      assets                                                     (0.03)%     0.16%      0.15%     0.12%
    Portfolio turnover rate                                     102.88%     17.38%     36.51%    40.46%

* Portfolio commenced operations on May 3, 1999.

Prior to November 1, 2002, Goldman Sachs Asset Management served as sub-adviser to this portfolio.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                            MARGR- 5 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and are willing to assume the risks of investing in junk bonds

[MFS High Yield LOGO]    MFS High Yield
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of high current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds", are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long- and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed income securities including:

 - zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - mortgage-backed securities

 - asset-backed securities

 - collateralized mortgage obligations and multi-class pass-through securities

 - convertible securities

 - non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

 - participations in bank loans to corporate borrowers

 - U.S. government securities including U.S. Treasury obligations

 - Brady bonds

 - commercial paper and other short-term corporate obligations

 - Eurodollar obligations

 - variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 5% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed income investments for the portfolio, the sub-adviser considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the
                                      ATSF
                            MFSHY- 1 MFS High Yield
prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, The portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from U.S. markets.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                              5.82%
2000                                                                             -5.18%
2001                                                                              3.78%
2002                                                                              2.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     6.21%  Quarter  12/31/01
Lowest:     (6.51)% Quarter  09/30/98

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                      SINCE INCEPTION
                             1 YEAR   (JUNE 1, 1998)
                             ------   ---------------
MFS High Yield                2.07%         0.65 %
Lehman Brothers High Yield
  Bond Index                 (1.41)%       (0.46)%

 * Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.
                                      ATSF
                            MFSHY- 2 MFS High Yield

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.775%     0.775%
Rule 12b-1 fees                             N/A      0.250%
Other expenses                            0.135%     0.135%
                                           ----------------
TOTAL                                     0.910%     1.160%
Expense reduction(b)                        N/A        N/A
                                           ----------------
NET OPERATING EXPENSES                    0.910%     1.160%
-----------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 1.08%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.08%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: MFS(R) Investment Management

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.775%

PORTFOLIO MANAGER:

BERNARD SCOZZAFAVA, a Senior Vice President of MFS, is the portfolio manage for the portfolio. Mr. Scozzafava has been portfolio manager with MFS since 1989.

                                      ATSF
                            MFSHY- 3 MFS High Yield

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountant; whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; the information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                 YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------------------------
                                            2002          2001            2000           1999           1998*
                                         -----------   -----------     ----------     ----------     ------------
Net asset value, beginning of period      $   8.90       $  9.06        $ 10.09        $  9.69          $10.00
                                          --------       -------        -------        -------          ------
Income from operations:
  Net investment income (loss)                0.60          0.69           0.68           0.47            0.25
  Net realized and unrealized gain
    (loss) on investments                    (0.43)        (0.34)         (1.18)          0.09           (0.56)
                                          --------       -------        -------        -------          ------
    Net income (loss) from operations         0.17         (0.35)         (0.50)          0.56           (0.31)
                                          --------       -------        -------        -------          ------
Distributions:
  Dividends from net investment income       (0.24)        (0.51)         (0.53)         (0.16)           0.00
  Distributions from net realized gains
    on investments                            0.00          0.00           0.00           0.00            0.00
                                          --------       -------        -------        -------          ------
    Total distributions                      (0.24)        (0.51)         (0.53)         (0.16)           0.00
                                          --------       -------        -------        -------          ------
Net asset value, end of year              $   8.83       $  8.90        $  9.06        $ 10.09          $ 9.69
                                          ========       =======        =======        =======          ======
Total return                                  2.07%         3.78%         (5.18)%         5.82%          (3.10)%
Ratios and supplemental data:
  Net assets at end of year (in
    thousands)                            $256,371       $32,831        $21,733        $20,015          $9,819
  Ratio of total expenses to average
    net assets                                0.91%         1.12%          1.14%          1.27%           1.58%
  Ratio of net expenses to average net
    assets                                    0.91%         1.10%          1.13%          1.22%           1.30%
  Ratio of net investment income (loss)
    to average net assets                     6.85%         7.57%          7.87%          7.07%           6.43%
  Portfolio turnover rate                    38.22%           50%            57%            77%             26%

* Portfolio commenced operations June 1, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                            MFSHY- 4 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his investment.

(MUNDER CAPITAL LOGO)    Munder Net50
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Munder Capital Management (Munder) seeks to achieve the portfolio's objective by investing principally in:

 - stocks of domestic and foreign companies that are engaged in the Internet and Intranet related businesses

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities, and American Depository Receipts (ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with the Internet or intranet related businesses. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. Of the companies selected, 70-90% are expected to be domestic; however the fund may invest from 10-30% in foreign securities.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web
(WWW), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. An intranet is the application of WWW tools and concepts to a company's internal documents and databases.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more than $1 billion. The portfolio may also invest without limit in initial public offerings ("IPO's"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

SMALL-CAP AND GROWTH COMPANIES

Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

ADRS

Many securities of foreign issuers are represented by American Depositary Receipts (ADRs). While ADRs principally are traded on domestic securities exchanges, investing in ADRs involves many of the same risks associated with foreign securities in general. These risks include:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs
                                      ATSF
                               MN- 1 Munder Net50

 - More fluctuations in market prices

 - Less information available

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INTERNET INVESTING

The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

Internet and Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

IPOS

Investments in IPOs involve special risks:

 - Fluctuation of market value

 - Possible higher transaction costs

 - Market risk

 - Liquidity risk

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                             -0.62%
2001                                                                            -25.42%
2002                                                                            -38.41%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   38.66%  Quarter  12/31/01
Lowest:   (46.99)% Quarter  09/31/01

(1) Prior to May 1, 2001, Goldman Sachs Asset Management served as sub-adviser for this portfolio.

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                         SINCE INCEPTION
                               1 YEAR      MAY 3, 1999
                               -------   ---------------
Munder Net50                   (38.41)%      (15.58)%
S&P 500 Composite Stock Index  (22.09)%       (9.51)%
Interactive Week Internet
  Index                        (43.13)%      (31.46)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

                                      ATSF
                               MN- 2 Munder Net50

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                               CLASS OF SHARES
                              INITIAL    SERVICE
------------------------------------------------
Management fees                 0.90%      0.90%
Rule 12b-1 fees                  N/A       0.25%
Other expenses                  0.87%      0.87%
                                 ---------------
TOTAL                           1.77%      2.02%
Expense reduction(b)            0.77%      0.77%
                                 ---------------
NET OPERATING EXPENSES          1.00%      1.25%
------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $102     $482     $  887     $2,020
Service Class                   $127     $559     $1,017     $2,286
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Munder Capital Management

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90%

PORTFOLIO MANAGER: PAUL T. COOK, CFA leads the investment team of portfolio managers and analysts for the portfolio. He is director of technology investing and a senior portfolio manager for Munder Capital Management. He joined Munder in 1987.

                                      ATSF
                               MN- 3 Munder Net50

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                               2002       2001       2000       1999*
                                                              -------    -------    -------    -------
Net asset value, beginning of year                            $  8.07    $ 10.88    $ 11.25    $ 10.00
                                                              -------    -------    -------    -------
Income from operations:
  Net investment income (loss)                                  (0.05)      0.00       0.08       0.03
  Net realized and unrealized gain (loss) on investments        (3.05)     (2.76)     (0.14)      1.74
                                                              -------    -------    -------    -------
    Net income (loss) from operations                           (3.10)     (2.76)     (0.06)      1.77
                                                              -------    -------    -------    -------
Distributions:
  Dividends from net investment income                           0.00      (0.05)     (0.26)     (0.52)
  Distributions from net realized gains on investments           0.00       0.00      (0.05)      0.00
                                                              -------    -------    -------    -------
    Total distributions                                          0.00      (0.05)     (0.31)     (0.52)
                                                              -------    -------    -------    -------
Net asset value, end of year                                  $  4.97    $  8.07    $ 10.88    $ 11.25
                                                              =======    =======    =======    =======
Total return                                                   (38.41)%   (25.42)%    (0.62)%    17.82%
Ratios and supplemental data:
  Net assets at end of year (in thousands)                    $13,596    $11,245    $ 6,451    $ 2,783
  Ratio of total expenses to average net assets                  1.77%      1.72%      2.44%      5.57%
  Ratio of net expenses to average net assets                    1.00%      1.00%      1.00%      1.00%
  Ratio of net investment income (loss) to average net
    assets                                                      (0.92)%     0.05%      0.71%      0.50%
  Portfolio turnover rate                                       52.14%    208.04%    110.38%    340.66%

 *  Portfolio commenced operations on May 3, 1999.
(1) Prior to May 1, 2001, Goldman Sachs Asset Management served as sub-adviser for this portfolio.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratios of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                               MN- 4 Munder Net50

(PBHG FUNDS LOGO)    PBHG Mid Cap Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pilgrim Baxter & Associates, Ltd. (Pilgrim Baxter), seeks to achieve the portfolio's objective by investing principally in:

 - Common Stocks

The portfolio invests primarily in companies that Pilgrim Baxter believes have strong business momentum, earnings growth and capital-appreciation potential. In seeking capital appreciation, Pilgrim Baxter normally invests at least 80% of the portfolio's total assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalization of the companies in the Russell Mid Cap(R) Growth Index at the time of investment.

Pilgrim Baxter expects to focus on those growth securities whose market capitalizations or annual revenues range between $500 million and $10 billion.

Pilgrim Baxter uses its own fundamental research and proprietary measures of growth and business momentum in managing this portfolio.

Pilgrim Baxter's decision to sell a stock depends on many factors. Generally speaking, Pilgrim Baxter considers selling a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

The portfolio invests principally in common stocks of medium-sized companies. While Pilgrim Baxter does not currently, it may, to a lesser extent, elect to invest in options and futures contracts for hedging and risk management, and may also invest in foreign securities, warrants and rights or in other securities and employ other investment strategies in pursuit of the portfolio's investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

SMALL-CAP AND GROWTH COMPANIES

Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Also, growth stocks can experience steep price declines if the company's earnings disappoint investors.

CONVERTIBLE SECURITIES

As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect

                                      ATSF
                         PBHGMCG- 1 PBHG Mid Cap Growth
charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                            -14.39%
2001                                                                            -35.92%
2002                                                                            -28.39%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   51.48%  Quarter  12/31/99
Lowest:   (37.25)% Quarter  03/31/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                              1 YEAR     (MAY 3, 1999)
                              -------   ---------------
PBHG Mid Cap Growth           (28.39)%        (9.31)%
Russell Midcap Growth Index   (27.41)%        (8.71)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.89%      0.89%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.16%      0.16%
                                            ----------------
TOTAL                                       1.05%      1.30%
Expense reduction(b)                        0.05%      0.05%
                                            ----------------
NET OPERATING EXPENSES                      1.00%      1.25%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $329      $575      $1,278
Service Class                    $127     $407      $708      $1,563
---------------------------------------------------------------------

                                      ATSF
                         PBHGMCG- 2 PBHG Mid Cap Growth

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pilgrim Baxter & Associates, Ltd.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:

0.90% of the first $100 million;

0.80% over $100 million

PORTFOLIO MANAGER:

GARY L. PILGRIM, CFA has served as portfolio manager of the portfolio since March 2001. Mr. Pilgrim is the President of Pilgrim Baxter. He has over 30 years of investment experience.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------
                                                               2002        2001        2000       1999*
                                                             --------    --------    --------    -------
Net asset value, beginning of year                           $   9.65    $  15.06    $  17.75    $ 10.00
                                                             --------    --------    --------    -------
  Income from operations:
    Net investment income (loss)                                (0.06)      (0.05)      (0.03)     (0.03)
    Net realized and unrealized gain (loss) on investments      (2.68)      (5.36)      (2.46)      7.83
                                                             --------    --------    --------    -------
      Net income (loss) from operations                         (2.74)      (5.41)      (2.49)      7.80
                                                             --------    --------    --------    -------
  Distributions:
    Dividends from net investment income                         0.00        0.00       (0.20)     (0.05)
    Distributions from net realized gains on investments         0.00        0.00        0.00       0.00
                                                             --------    --------    --------    -------
      Total distributions                                        0.00        0.00       (0.20)     (0.05)
                                                             --------    --------    --------    -------
Net asset value, end of year                                 $   6.91    $   9.65    $  15.06    $ 17.75
                                                             ========    ========    ========    =======
Total return                                                   (28.39)%    (35.92)%    (14.39)%    78.00%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                 $102,815    $139,293    $217,307    $37,201
    Ratio of total expenses to average net assets                1.05%       1.08 %      0.92 %     1.40 %
    Ratio of net expenses to average net assets                  1.00%       1.00 %      0.92%      1.00%
    Ratio of net investment income (loss) to average net
      assets                                                    (0.78)%     (0.47)%     (0.14)%    (0.30)%
    Portfolio turnover rate                                    174.58%     177.19 %    132.70%    155.71%

* Portfolio commenced operations on May 3, 1999.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                         PBHGMCG- 3 PBHG Mid Cap Growth

---------------------
This portfolio may be appropriate for the investor who seeks long term growth of capital and can tolerate fluctuations in stock investing.

(PBHG FUNDS LOGO)  PBHG/NWQ Value Select                              (NWQ LOGO)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to achieve maximum, consistent total return with minimum risk to principal.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio uses a multi-manager approach, relying upon two sub-advisers with differing investment philosophies to manage segments of the portfolio's assets under the general supervision of the Fund's investment adviser.

The portfolio's sub-advisers, Pilgrim Baxter & Associates, Ltd. (Pilgrim Baxter) and NWQ Investment Management Company, LLC (NWQ), seek to achieve its objective by investing principally in:

 - Common stocks

The portfolio consists primarily of mid-capitalization to large capitalization companies, with market capitalizations at the time of investment in excess of $1.5 billion.

To a lesser extent, the co-sub-advisers may invest portfolio assets in:

 - Money market and short-term instruments (Treasury Bills)

 - REITs

 - Convertible Equities

 - ADRs and exchange-listed foreign stocks

PILGRIM BAXTER

Pilgrim Baxter employs an opportunistic value style, using both quantitative and fundamental techniques.

Pilgrim Baxter first creates a large universe of stocks with share prices considered lower than their perceived current or future worth. Then, using its own computer models and measures of value, Pilgrim Baxter creates a sub-universe of statistically attractive value companies. Pilgrim Baxter considers factors like a company's earning power versus its current stock price, its dividend income potential, its price-to-earnings ratio versus similar companies, its competitive advantages like brand or trade name or market niche, its management team and its current and future business prospects. Using its own fundamental research and a "bottom-up" discipline, Pilgrim Baxter identifies those companies which are currently out of market favor but have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value. A security may be sold when it becomes overvalued relative to the market, shows deteriorating fundamentals, falls short of Pilgrim Baxter's expectations, or for other reasons.

NWQ

NWQ employs a more traditional, intrinsic value-oriented approach to investing, utilizing a "bottom-up" discipline and NWQ invests in undervalued companies which possess perceived catalysts to unlock value or increase profitability.

NWQ's research team performs extensive bottom-up research on companies focusing on qualitative factors such as restructuring, management strength, shareholder orientation and the ability to capitalize on improving industry fundamentals. In addition, a broad range of quantitative valuation screens are applied-price-to-cash flow, price-to-book, price-to-earnings and quality of earnings. The portfolios are diversified across companies representing strong risk/return characteristics.

NWQ considers the following when making a security selection:

 - Valuation: Earnings/cash flow, margins, quality of earnings

 - Qualitative: Management, competitive position, strategy

 - Catalysts: Change in fundamentals, industry consolidation, hidden assets

THE MULTI-MANAGER APPROACH

The multi-manager approach seeks to take advantage of the best investment ideas of two sub-advisers. Each of the sub-advisers manages a portion of the portfolio's assets, and is generally expected to select a relatively small number of securities (approximately 20 per sub-adviser) for its segment of the portfolio's assets. Such a focused security selection process requires each sub-adviser to select only the investment ideas that have, in its view, the greatest return potential.

The investment adviser may allocate assets from time to time between the segments of the portfolio managed by Pilgrim Baxter and NWQ, respectively, as sub-advisers. The adviser anticipates allocation of portfolio cash flows equally between sub-advisers, however, varying allocations may be made in light of considerations which could include appreciation and depreciation, concentration, diversification, performance, portfolio cash flows, tax implications, investment style and other considerations.

                                      ATSF
                        PBHGNWQ- 1 PBHG/NWQ Value Select

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

DEPOSITARY RECEIPTS

These investments are subject to market risk and foreign investment risk.

VALUE INVESTING RISK

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value securities can decline in price and may never reach their perceived value.

MULTI-MANAGER RISK

The PBHG/NWQ Value Select portfolio employs two sub-advisers rather than one, each managing one segment of the portfolio's assets using its own investment methodology to seek to generate positive investment returns. As a result, there is a risk that the combined performance of the portfolio's sub-advisers will lag that of funds that employ a single strategy or style. It is the adviser's intention to generally refrain from reallocating assets between sub-advisers. Therefore, it is possible that a greater portion of the portfolio's assets may be allocated to the sub-adviser with lower performance during any given period of time.

Because each sub-adviser manages its portion of the portfolio independently from the other, the same security may be held in both segments of the portfolio. Or, a given security may be acquired for one segment of the portfolio at a time when the other sub-adviser would choose to or decides to dispose of the security from the other segment. The portfolio may be more concentrated in certain issuers, industries or sectors than would otherwise be the case. Similarly, one sub-adviser may agree or disagree with the other regarding whether or not to remain fully invested in equities or to implement a temporary, defensive position in short-term instruments or cash. Furthermore, because each sub-adviser trades securities for its segment independently without aggregating transactions with the other sub-adviser, the portfolio may incur higher brokerage or transaction costs than would be the case if a single sub-adviser were managing the entire portfolio.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!


[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance year to year. The performance calculations do not reflect charges or deductions under the policies or annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1997                                                                             25.04%
1998                                                                             -4.78%
1999                                                                              7.95%
2000                                                                             15.19%
2001                                                                             -1.81%
2002                                                                            -14.21%

                                      ATSF
                        PBHGNWQ- 2 PBHG/NWQ Value Select

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.23%  Quarter  06/30/99
Lowest:   (20.67)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                          SINCE INCEPTION
                       1 YEAR   5 YEARS    (MAY 1, 1996)
                       ------   -------   ---------------
PBHG/NWQ Value Select  (14.21)%  (0.05)%       5.31%
S&P 500 Composite
  Stock Index          (22.09)%  (0.58)%       6.15%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                            ----------------
TOTAL                                       0.89%      1.14%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 91     $284      $493      $1,096
Service Class                    $116     $362      $628      $1,386
---------------------------------------------------------------------

[BRIEFCASE ICON]

MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISERS: Pilgrim Baxter & Associates, Ltd. and NWQ Investment Management Company, LLC.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

PORTFOLIO MANAGERS:

NWQ

JON D. BOSSE, CFA, CHIEF INVESTMENT OFFICER OF NWQ, is a co-manager of the NWQ segment of the portfolio. Mr. Bosse joined NWQ in October 1996 as Director of Equity Research and Managing Director. Prior to joining NWQ, he served as Director of Equity Research and portfolio manager of ARCO Investment Management Company.

E.C. "TED" FRIEDEL, CFA, assists with management of this portfolio. He previously served as manager of NWQ Value Equity fund since inception. He has been a managing director and investment strategist with NWQ since 1983.

PILGRIM BAXTER

RAYMOND J. McCAFFREY, CFA, has been the portfolio manager of the Pilgrim Baxter segment of this portfolio since its introduction on May 1, 2002. Mr. McCaffrey has been a portfolio manager and analyst at Pilgrim Baxter or its affiliates since 1997. His more than 14 years of investment experience include positions at Pitcairn Trust Company, Cypress Capital Management and Fidelity Bank.

                                      ATSF
                        PBHGNWQ- 3 PBHG/NWQ Value Select

[MONEY ICON]
FINANCIAL HIGHLIGHTS*
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------
                                                     2002*       2001       2000       1999       1998
                                                   ---------   --------   --------   --------   --------
Net asset value, beginning of year                 $  14.09    $  14.37   $  12.77   $  12.12   $  13.90
                                                   --------    --------   --------   --------   --------
  Income from operations:
    Net investment income (loss)                       0.18        0.15       0.15       0.10       0.12
    Net realized and unrealized gain (loss) on
      investments                                     (2.17)      (0.41)      1.78       0.85      (0.78)
                                                   --------    --------   --------   --------   --------
      Net income (loss) from operations               (1.99)      (0.26)      1.93       0.95      (0.66)
                                                   --------    --------   --------   --------   --------
  Distributions:
    Dividends from net investment income              (0.12)      (0.02)     (0.18)     (0.10)     (0.25)
    Distributions from net realized gains on
      investments                                     (0.35)      (0.00)     (0.15)     (0.20)     (0.87)
                                                   --------    --------   --------   --------   --------
      Total distributions                             (0.47)      (0.02)     (0.33)     (0.30)     (1.12)
                                                   --------    --------   --------   --------   --------
Net asset value, end of year                       $  11.63    $  14.09   $  14.37   $  12.77   $  12.12
                                                   ========    ========   ========   ========   ========
Total return                                         (14.21)%     (1.81)%    15.19%      7.95%     (4.78)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)       $242,152    $165,683   $144,818   $137,158   $157,157
    Ratio of expenses to average net assets            0.89%       0.94%      0.88%      0.90%      0.89%
    Ratio of net investment income (loss) to
      average net assets                               1.40%       1.07%      1.10%      0.77%      0.89%
    Portfolio turnover rate                          200.24%      31.41%     46.34%     34.19%     43.60%

* Prior to May 1, 2002, this portfolio was sub-advised solely by NWQ and was named NWQ Value Equity.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                        PBHGNWQ- 4 PBHG/NWQ Value Select

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

[PIMCO LOGO]    PIMCO Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                          PIMCO- 1 PIMCO Total Return

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------
Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class.
Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date. Past performance is not a prediction of future results.
Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.70%      0.70%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.08%      0.08%
                                   ----------------
TOTAL                              0.78%      1.03%
Expense reduction(b)                N/A        N/A
                                   ----------------
NET OPERATING EXPENSES             0.78%      1.03%
---------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pacific Investment Management Company LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.70%.

PORTFOLIO MANAGER:

The portfolio is managed by Pacific Investment Management Company LLC.

WILLIAM H. GROSS, CFA, Chief Investment Officer and founding partner of PIMCO is head of the investment team which manages the portfolio. He has over 30 years experience. Mr. Gross is one of the founders of PIMCO and serves as manager of other PIMCO funds.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
-----------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME

                                      ATSF
                          PIMCO- 2 PIMCO Total Return

THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown with and without the deductions of any applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                       AS OF DECEMBER 31, 2002
                                                                          (WITH SALES LOADS)
                                                            ----------------------------------------------
                                                 INCEPTION  TOTAL                           10 YEARS
ATSF PORTFOLIO      SIMILAR SUB-ADVISER FUND(1)    DATE     ASSETS   1 YEAR  5 YEARS  (OR SINCE INCEPTION)
--------------      ---------------------------  ---------  ------   ------  -------  --------------------
PIMCO Total Return      PIMCO Total Return        5/11/87   $7.0B    4.75%    6.67%          7.30%
                                                  Class A

                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                                      (WITHOUT SALES LOADS)
                                                          ----------------------------------------------
                                               INCEPTION  TOTAL                           10 YEARS
ATSF PORTFOLIO      SIMILAR SUB-ADVISER FUND     DATE     ASSETS   1 YEAR  5 YEARS  (OR SINCE INCEPTION)
--------------      -------------------------  ---------  ------   ------  -------  --------------------
PIMCO Total Return     PIMCO Total Return       5/11/87   $7.0B    9.69%    7.66%          7.80%
                                                Class A

(1) PIMCO Total Return has a 4.5% sales load on Class A Shares. It also offers other classes with different fees and expenses.

                                      ATSF
                          PIMCO- 3 PIMCO Total Return

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                               FOR THE YEAR ENDED
                                                                  DECEMBER 31,
                                                                     2002*
                                                               ------------------
Net asset value, at inception                                       $  10.00
                                                                    --------
  Income from operations:
    Net investment income (loss)                                        0.20
    Net realized and unrealized gain (loss) on investments              0.42
                                                                    --------
      Net income (loss) from operations                                 0.62
                                                                    --------
  Distributions:
    Dividends from net investment income                                0.00
    Distributions from net realized gains on investments                0.00
                                                                    --------
      Total distributions                                               0.00
                                                                    --------
Net asset value, end of year                                        $  10.62
                                                                    ========
Total return                                                            6.20%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                        $385,405
    Ratio of expenses to average net assets                             0.78%
    Ratio of net investment income (loss) to average net
     assets                                                             2.86%
    Portfolio turnover rate                                           301.95%

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses, and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                          PIMCO- 4 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON LOGO)    Salomon All Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve the portfolio's investment objective by investing principally in:

 - Common stocks

 - Convertible securities

To a lesser extent, the portfolio may invest in:

 - Cash and cash equivalents

This portfolio is non-diversified. The portfolio will primarily invest in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

In seeking capital appreciation, the portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small- to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. While SaBAM selects investments primarily for their capital appreciation potential, it may also consider a company's dividend-paying record and the potential for an improved dividend return. The portfolio may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

 - Low market valuations measured by SaBAM's valuation models.

 - Positive changes in earnings prospects because of factors, such as:

     New, improved or unique products and services

     New or rapidly expanding markets for the company's products

     New management

     Changes in the economic, financial, regulatory or political environment particularly affecting the company

     Effective research, product development and marketing

     A business strategy not yet recognized by the marketplace.

[STOPLITE ICON]

PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors
                                      ATSF
                             SAC- 1 Salomon All Cap
affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                             18.30%
2001                                                                              2.09%
2002                                                                            -24.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   13.19%  Quarter  12/31/99
Lowest:   (20.03)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                              1 YEAR     (MAY 3, 1999)
                              ------    ---------------
Salomon All Cap               (24.71)%        1.36%
Russell 3000 Index            (21.54)%       (8.58)%

* Initial Class shares; information in not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                             SAC- 2 Salomon All Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.83%      0.83%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                            ----------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
---------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Salomon Brothers Asset Management Inc

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% up to $100 million; 0.80% over $100 million.

PORTFOLIO MANAGERS:

JOHN B. GOODE is a co-portfolio manager of this portfolio. Mr. Goode has 33 years of investment experience, all with SaBAM and its affiliates.

PETER J. HABLE is co-portfolio manager of this portfolio. Mr. Hable has 18 years of industry experience, all with SaBAM and its affiliates.
                                      ATSF
                             SAC- 3 Salomon All Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------
                                                                2002        2001       2000       1999*
                                                              --------    --------    -------    -------
Net asset value, beginning of year                            $  13.06    $  12.99    $ 11.18    $ 10.00
                                                              --------    --------    -------    -------
  Income from operations:
    Net investment income (loss)                                  0.06        0.19       0.14       0.08
    Net realized and unrealized gain (loss) on investments       (3.28)       0.09       1.90       1.48
                                                              --------    --------    -------    -------
      Net income (loss) from operations                          (3.22)       0.28       2.04       1.56
                                                              --------    --------    -------    -------
  Distributions:
    Dividends from net investment income                         (0.10)      (0.20)     (0.20)     (0.38)
    Distributions from net realized gains on investments         (0.04)      (0.01)     (0.03)      0.00
                                                              --------    --------    -------    -------
      Total distributions                                        (0.14)      (0.21)     (0.23)     (0.38)
                                                              --------    --------    -------    -------
Net asset value, end of year                                  $   9.70    $  13.06    $ 12.99    $ 11.18
                                                              ========    ========    =======    =======
Total return                                                    (24.71)%      2.09%     18.30%     15.57%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $308,823    $287,881    $85,730    $ 6,686
    Ratio of total expenses to average net assets                 0.91%       1.00%      1.25%      2.87%
    Ratio of net expenses to average net assets                   0.91%       1.00%      1.00%      1.00%
    Ratio of net investment income (loss) to average net
      assets                                                      0.56%       1.43%      1.11%      1.09%
    Portfolio turnover rate                                     134.48%      83.12%    117.91%    216.29%

* Portfolio commenced operations on May 3, 1999.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                             SAC- 4 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income
[BULLSEYE ICON]
OBJECTIVE
---------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:

 - an established operating history

 - above-average dividend yield relative to the S&P 500 Index

 - low price-to-earnings ratio relative to the S&P 500 Index

 - a sound balance sheet and other positive financial characteristics

 - low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in

                                      ATSF
                      TRPEI- 1 T. Rowe Price Equity Income
foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the portfolio's performance to lag behind other funds with small- and mid-cap stocks.

STYLE RISK -- DIVIDEND - PAYING COMPANIES

The portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

VALUE STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing.

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2002)
[PERFORMANCE GRAPH]

1995                                                                             30.50%
1996                                                                             19.88%
1997                                                                             28.27%
1998                                                                              8.81%
1999                                                                              3.47%
2000                                                                             12.31%
2001                                                                              2.17%
2002                                                                            -12.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   13.35%  Quarter  06/30/99
Lowest:   (17.23)% Quarter  09/30/02

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.
                                      ATSF
                      TRPEI- 2 T. Rowe Price Equity Income

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (JANUARY 3, 1995)
                       ------   -------   -----------------
T. Rowe Price Equity
  Income               (12.81)%   2.41%         10.74%
S&P 500 Composite
  Stock Index          (22.09)%  (0.58)%        10.29%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)
% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL   SERVICE
---------------------------------------------------
Management fees                     0.75%     0.75%
Rule 12b-1 fees                      N/A      0.25%
Other expenses                      0.05%     0.05%
                                    ---------------
TOTAL                               0.80%     1.05%
Expense reduction(b)                 N/A       N/A
                                    ---------------
NET OPERATING EXPENSES              0.80%     1.05%
---------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.88%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe in 1982 and has been managing investments since 1983. Mr. Rogers has managed the T. Rowe Price Equity Income Fund since 1993.

                                      ATSF
                      TRPEI- 3 T. Rowe Price Equity Income

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001         2000         1999         1998
       T. ROWE PRICE EQUITY INCOME          --------     --------     --------     --------     --------
Net asset value, beginning of year          $  18.09     $  19.52     $  19.50     $  20.04     $  19.34
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.28         0.24         0.39         0.38         0.35
  Net realized and unrealized gain (loss)
    on investments                             (2.58)        0.24         1.78         0.42         1.33
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (2.30)        0.48         2.17         0.80         1.68
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.18)       (0.35)       (0.39)       (0.40)       (0.28)
  Distributions from net realized gains on
    investments                                (0.32)       (1.56)       (1.76)       (0.94)       (0.70)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.50)       (1.91)       (2.15)       (1.34)       (0.98)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $  15.29     $  18.09     $  19.52     $  19.50     $  20.04
                                            ========     ========     ========     ========     ========
Total return                                  (12.81)%       2.17%       12.31%        3.47%        8.81%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $520,204     $289,420     $257,343     $264,718     $262,328
  Ratio of total expenses to average net
    assets                                      0.85%        0.90%        0.90%        0.88%        0.85%
  Ratio of net expenses to average net
    assets                                      0.85%        0.90%        0.90%        0.87%        0.85%
  Ratio of net investment income (loss) to
    average net assets                          1.72%        1.48%        1.98%        1.89%        2.18%
  Portfolio turnover rate                      12.24%          19%          38%          35%          20%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                      TRPEI- 4 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "topdown" approach, he looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------
The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe
Price), seeks to achieve the portfolio's objective by investing principally in common stocks of small-cap growth companies.
This portfolio will invest, under normal circumstances, at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or smaller than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500), which was approximately $3.025 billion and below as of December 31, 2002, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. The S&P 500 measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

To help manage cash flows efficiently, T. Rowe Price may also buy and sell stock index futures. The portfolio intends to be invested in a large number of holdings. T. Rowe Price believes this diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "topdown" manner so that the portfolio's investment portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/ book value ratios, for example) and projected earnings growth.

While the portfolio invests principally in U.S. common stocks, and, to a lesser extent in foreign stocks, and stock index futures and options, it may also purchase other securities, in keeping with its objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective. [STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK
The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, T. Rowe Price's assessment of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if T. Rowe Price underweights fixed income markets or industries where there are significant returns, and could lose value if T. Rowe Price overweights fixed income markets or industries where there are significant declines.
Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

INVESTING AGGRESSIVELY
- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
- Rights, options and futures contracts may not be exercised and may expire worthless.
- Warrants and rights may be less liquid than stocks.
- Use of futures and other derivatives may make the portfolio more volatile.

SMALL-CAP AND GROWTH COMPANIES
Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price. Such companies usually do not pay significant

                                      ATSF
                        TRPSC- 1 T. Rowe Price Small Cap
dividends that could cushion returns in a falling market.

Also, growth stocks can experience steep price declines if the company's earnings disappoint investors. Since many of the Aggressive Equity Portfolios will typically be fully invested in this market sector, investors are fully exposed to its volatility.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

FUTURES & OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                             -8.45%
2001                                                                             -9.71%
2002                                                                            -27.35%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   26.70%   Quarter  12/31/99
Lowest:   (25.15)%  Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                            1 YEAR       (MAY 3, 1999)
                            -------     ---------------
T. Rowe Price Small Cap     (27.35)%          (4.91)%
Russell 2000 Index          (20.48)%          (1.96)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

                                      ATSF
                        TRPSC- 2 T. Rowe Price Small Cap

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.21%      0.21%
                                   ----------------
TOTAL                              0.96%      1.21%
Expense reduction(b)                N/A        N/A
                                   ----------------
NET OPERATING EXPENSES             0.96%      1.21%
---------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 98     $306      $531      $1,178
Service Class                    $123     $384      $665      $1,466
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: T. Rowe Price Associates, Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.75%

PORTFOLIO MANAGERS:

PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages this portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000. He joined T. Rowe Price in 1996 and has been a member of the investment team since the portfolio's inception. Prior to joining
T. Rowe Price, Mr. Wojcik was a senior programmer/analyst at Fidelity
Investments.

                                      ATSF
                        TRPSC- 3 T. Rowe Price Small Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------
                                                           2002         2001         2000         1999*
                                                         --------      -------      -------      -------
Net asset value, beginning of year                       $  10.97      $ 12.15      $ 13.41      $ 10.00
                                                         --------      -------      -------      -------
  Income from operations:
    Net investment income (loss)                            (0.07)       (0.08)       (0.08)       (0.03)
    Net realized and unrealized gain (loss) on
      investments                                           (2.93)       (1.10)       (1.04)        3.87
                                                         --------      -------      -------      -------
      Net income (loss) from operations                     (3.00)       (1.18)       (1.12)        3.84
                                                         --------      -------      -------      -------
  Distributions:
    Dividends from net investment income                     0.00         0.00        (0.14)       (0.43)
    Distributions from net realized gains on
      investments                                            0.00         0.00         0.00         0.00
                                                         --------      -------      -------      -------
      Total distributions                                    0.00         0.00        (0.14)       (0.43)
                                                         --------      -------      -------      -------
Net asset value, end of year                             $   7.97      $ 10.97      $ 12.15      $ 13.41
                                                         ========      =======      =======      =======
Total return                                               (27.35)%      (9.71)%      (8.45)%      38.49%
Ratios and supplemental data:
    Net assets at end of year (in thousands)             $115,309      $58,099      $30,024      $ 9,824
    Ratios of total expenses to average net assets           0.96%        1.05%        1.14%        2.46%
    Ratio of net expenses to average net assets              0.96%        1.00%        1.00%        1.00%
    Ratio of net investment income (loss) to average
      net assets                                            (0.75)%      (0.73)%      (0.57)%      (0.44)%
    Portfolio turnover rate                                 38.91%       42.09%       64.53%      159.02%

* Portfolio commenced operations on May 3, 1999.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                        TRPSC- 4 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who, is
willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers, but must meet federal tax requirements.

(THIRD AVENUE LOGO)    Third Avenue Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing at least 80% of the portfolio assets in:

 - Common stocks

 - Debt securities

 - High-yield/high-risk fixed-income securities

 - Foreign securities

The portfolio invests to a lesser extent, in trade claims. (Trade claims are interests in amounts owed to suppliers or services and are purchased from creditors of companies in financial difficulty.)

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Third Avenue defines value as buying "what is safe and cheap," with the primary emphasis on safe. Attractive equity investments generally exhibit four essential characteristics:

 - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high quality assets.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio's classification as "non-diversified" under the Investment Company Act of 1940 (1940 Act) means that the portfolio has the ability to take larger positions in a smaller number of issuers.

However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested an any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DEBT SECURITIES

Debt securities are subject to credit risk and interest rate risk.

                                      ATSF
                           TAV- 1 Third Avenue Value

HIGH-YIELD/HIGH-RISK SECURITIES

- credit risk

- greater sensitivity to interest rate movements

- greater vulnerability to economic changes

- decline in market value in event of default

- less liquidity

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.
[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service class shares were introduced May 1, 2003. The chart shows changes in the portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1998                                                                             -6.84%
1999                                                                             15.72%
2000                                                                             35.47%
2001                                                                              6.17%
2002                                                                            -11.87%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter  03/31/00
Lowest:   (20.10)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                                  SINCE
                                                INCEPTION
                                 1 YEAR     (JANUARY 2, 1998)
                                ---------   -----------------
Third Avenue Value                (11.87)%         6.45 %
S&P 500 Composite Stock Index     (22.09)%        (0.58)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                           TAV- 2 Third Avenue Value

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                            ----------------
TOTAL                                       0.89%      1.14%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 91     $284      $493      $1,096
Service Class                    $116     $362      $628      $1,386
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISERS: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Third Avenue Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGERS: MARTIN J. WHITMAN AND YANG T. LIE serve as co-portfolio managers. Mr. Whitman has served as portfolio manager since the portfolio's inception and is chairman and co-chief investment officer of Third Avenue Management LLC (Third Avenue). Prior to joining EQSF in 1996, Ms. Lie was an equity analyst for Prudential Securities. Ms. Lie has served as co-manager since September, 2001.

                                      ATSF
                           TAV- 3 Third Avenue Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------
                                                          2002       2001      2000      1999      1998*
                                                        --------   --------   -------   -------   -------
Net asset value, beginning of year                      $  14.52   $  13.71   $ 10.45   $  9.29   $ 10.00
                                                        --------   --------   -------   -------   -------
  Income from operations:
    Net investment income (loss)                            0.06       0.11      0.20      0.16      0.06
    Net realized and unrealized gain (loss) on
      investments                                          (1.78)      0.73      3.50      1.28     (0.74)
                                                        --------   --------   -------   -------   -------
      Net income (loss) from operations                    (1.72)      0.84      3.70      1.44     (0.68)
                                                        --------   --------   -------   -------   -------
  Distributions:
    Dividends from net investment income                   (0.07)     (0.01)    (0.12)    (0.28)    (0.03)
    Distributions from net realized gains on
      investments                                          (0.34)     (0.02)    (0.32)     0.00      0.00
                                                        --------   --------   -------   -------   -------
      Total distributions                                  (0.41)     (0.03)    (0.44)    (0.28)    (0.03)
                                                        --------   --------   -------   -------   -------
Net asset value, end of year                            $  12.39   $  14.52   $ 13.71   $ 10.45   $  9.29
                                                        ========   ========   =======   =======   =======
Total return                                              (11.87)%     6.17%    35.47%    15.72%    (6.84)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)            $251,993   $163,895   $92,742   $19,217   $18,206
    Ratio of total expenses to average net assets           0.89%      0.92%     0.92%     1.06%     1.13%
    Ratio of net expenses to average net assets             0.89%      0.92%     0.92%     1.00%     1.00%
    Ratio of net investment income (loss) to average
      net assets                                            0.47%      0.76%     1.56%     1.76%     0.63%
    Portfolio turnover rate                                 5.31%     18.13%    24.05%     9.56%     4.35%

* Portfolio commenced operations on January 2, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver and fees paid indirectly.

                                      ATSF
                           TAV- 4 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principle value caused by changes in interest rates.

(TRANSAMERICA LOGO)    Transamerica Convertible Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may lend the portfolio's securities to broker-dealers or other financial institutions to earn income for the portfolio.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rate increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis,

                                      ATSF
                   TCS- 1 Transamerica Convertible Securities and thus may not depreciate to the same extent as the underlying stock.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio commenced operations in May 2002, no historical performance information is presented here. Performance information will be presented for the portfolio after it has been in operation for one complete calendar year. The portfolio offers two share classes, an Initial Class and a Service Class.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.28%      0.28%
                                            ----------------
TOTAL                                       1.08%      1.33%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      1.08%      1.33%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.30%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.30%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $110     $343      $595      $1,317
Service Class                    $135     $421      $729      $1,601
---------------------------------------------------------------------

                                      ATSF
                   TCS- 2 Transamerica Convertible Securities

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80% of the first $500 million and 0.70% of assets over $500 million.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: KIRK J. KIM, CFA. Mr. Kim is Vice President and Portfolio Manager at Transamerica Investment Management, LLC.

Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining Transamerica, he worked as a Securities analyst for Franklin Templeton Group. He joined Transamerica in 1997 and has seven years of investment experience. Mr. Kim holds a B.S. in finance from the University of Southern California.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $ 10.00
                                                                   -------
  Income from operations:
    Net investment income (loss)                                      0.17
    Net realized and unrealized gain (loss) on investments           (0.85)
                                                                   -------
      Net income (loss) from operations                              (0.68)
                                                                   -------
  Distributions:
    Dividends from net investment income                              0.00
    Distributions from net realized gains on investments              0.00
                                                                   -------
      Total distributions                                             0.00
                                                                   -------
Net asset value, end of year                                       $  9.32
                                                                   =======
Total return                                                         (6.80)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $82,148
    Ratio of total expenses to average net assets                     1.08%
    Ratio of net investment income (loss) to average net
     assets                                                           2.73%
    Portfolio turnover rate                                          72.16%

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expense and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                   TCS- 3 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                           TE- 1 Transamerica Equity

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                              22.2 %
1994                                                                               7.19%
1995                                                                              52.84%
1996                                                                              27.36%
1997                                                                              46.5 %
1998                                                                              43.28%
1999                                                                              37.79%
2000                                                                              -9.69%
2001                                                                             -17.63%
2002                                                                             -22.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/99
Lowest:   (18.38)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                            1 YEAR   5 YEARS   10 YEARS
                            ------   -------   --------
Transamerica Equity         (22.24)%   2.69%    15.80%
S&P 500 Composite Stock
  Index                     (22.09)%  (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                            ----------------
TOTAL                                       0.82%      1.07%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $590      $1,306
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.75%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at

                                      ATSF
                           TE- 2 Transamerica Equity

Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
    ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
    --------------       ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Equity      Transamerica Premier       10/2/95     $111.2M    (24.43)%  (0.87)%          8.36%
                           Equity Fund(1)

(1) This fund does not have a sales load.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  17.67    $  21.78    $  26.61    $  19.36    $  14.75
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                   (0.04)      (0.07)      (0.14)      (0.09)      (0.01)
    Net realized and unrealized gain (loss) on
      investments                                  (3.89)      (3.77)      (2.23)       7.40        6.38
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (3.93)      (3.84)      (2.37)       7.31        6.37
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income            0.00        0.00        0.00        0.00        0.00
    Dividends from net realized gains on
      investments                                   0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
      Total distributions                           0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  13.74    $  17.67    $  21.78    $  26.61    $  19.36
                                                ========    ========    ========    ========    ========
Total return                                      (22.24)%    (17.63)%     (9.69)%     37.79%      43.28%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $370,216    $244,735    $254,920    $238,655    $107,892
    Ratio of total expenses to average net
      assets                                        0.82%       0.91%       0.86%       0.90%       0.96%
    Ratio of net expenses to average net
      assets                                        0.82%       0.85%       0.85%       0.85%       0.85%
    Ratio of net investment income (loss) to
      average net assets                           (0.24)%     (0.39)%     (0.60)%     (0.49)%     (0.32)%
    Portfolio turnover rate                        22.98%      51.23%      37.76%      28.79%      34.41%

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Ratio of net expenses to average net assets is net of the advisory fee waiver and fees paid indirectly.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

(TRANSAMERICA LOGO)    Transamerica Growth Opportunities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to meet the portfolio's investment objective by investing primarily in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - strong potential for steady growth

 - high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it is invested in these securities, the portfolio may not be able to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small and medium sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets,or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATSF
                    TGO- 1 Transamerica Growth Opportunities

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    8.14%  Quarter   3/31/02
Lowest:   (16.80)% Quarter   9/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                         SINCE INCEPTION
                                1 YEAR    (MAY 1, 2001)
                                ------   ---------------
Transamerica Growth
  Opportunities                 (14.31)%      (2.56)%
Russell 2000                    (20.48)%     (11.96)%
Russell 2500 Growth             (29.09)%     (20.27)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.27%      0.27%
                                            ----------------
TOTAL                                       1.12%      1.37%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      1.12%      1.37%
------------------------------------------------------------

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                    TGO- 2 Transamerica Growth Opportunities

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $114     $356      $617      $1,363
Service Class                    $139     $434      $750      $1,646
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

INVESTMENT ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85%

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO CO-MANAGER: CHRISTOPHER J. BONAVICO, CFA. Mr. Bonavico is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Bonavico is the Co-Manager of the Transamerica Premier Focus Fund and the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the aggressive growth and small/mid growth discipline. Prior to joining Transamerica, Mr. Bonavico worked as a research analyst for Salomon Brothers. He joined Transamerica in 1993 and has 14 years of investment experience. Mr. Bonavico received a B.S. in economics from the University of Delaware and is a Chartered Financial Analyst.

LEAD PORTFOLIO CO-MANAGER SINCE 2001: KENNETH F. BROAD, CFA. Mr. Broad is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Broad is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the small/mid growth discipline. Prior to joining Transamerica, Mr. Broad was Vice President and Portfolio Manager with Franklin Templeton Group. He joined Transamerica in 2000 and has eight years of investment experience. Mr. Broad holds an M.B.A. from the University of California at Los Angeles and received his B.S. in economics from Colgate University. He is a Chartered Financial Analyst.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be

                                      ATSF
                    TGO- 3 Transamerica Growth Opportunities greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
    ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
    --------------       ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Growth      Transamerica Premier       6/30/97     $  84.5M   (18.50)%  10.45%          13.97%
  Opportunities            Growth Opportunities
                           Fund(1)

(1) This fund does not have a sales load.

                                      ATSF
                    TGO- 4 Transamerica Growth Opportunities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                 FOR THE YEAR
                                                              ENDED DECEMBER 31,
                                                              -------------------
                                                               2002        2001*
                                                              -------     -------
Net asset value, beginning of year                            $ 11.18     $10.00
                                                              -------     ------
  Income from operations:
    Net investment income (loss)                                (0.05)     (0.01)
    Net realized and unrealized gain (loss) on investments      (1.55)      1.19
                                                              -------     ------
      Net income (loss) from operations                         (1.60)      1.18
                                                              -------     ------
  Distributions:
    Dividends from net investment income                         0.00       0.00
    Dividends from net realized gains on investments             0.00       0.00
                                                              -------     ------
      Total distributions                                        0.00       0.00
                                                              -------     ------
Net asset value, end of year                                  $  9.58     $11.18
                                                              =======     ======
Total return                                                   (14.31)%    11.80%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $95,613     $5,581
    Ratio of total expenses to average net assets                1.12%      5.89%
    Ratio of net expenses to average net assets                  1.12%      1.20%
    Ratio of net investment income (loss) to average net
     assets                                                     (0.49)%    (0.47)%
    Portfolio turnover rate                                     13.50%      3.96%

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

 *  Portfolio commenced operations on May 2, 2001.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is net of the advisory fee waiver.

                                      ATSF
                    TGO- 5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA LOGO)  Transamerica Money Market
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - short-term corporate obligations, including commercial paper, notes and bonds

 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - investing in securities which present minimal credit risk; and

 - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT RISK

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.
                                      ATSF
                        TMM- 1 Transamerica Money Market

[GRAPH ICON]
PAST PERFORMANCE*
------------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             2.45%
1994                                                                             3.44%
1995                                                                             5.40%
1996                                                                             5.03%
1997                                                                             5.24%
1998                                                                             5.26%
1999                                                                             4.63%
2000                                                                             6.15%
2001                                                                             4.01%
2002                                                                             1.44%

Highest:  1.62%  Quarter  06/30/00
Lowest:   0.31%  Quarter  12/31/02

                                  7 DAY YIELD
                           (As of December 31, 2002)
                                     1.14%
(1) This portfolio had a different subadviser prior to May 1, 2002.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (For Calendar Year ended 12/31/02)

                              1 YEAR    5 YEARS    10 YEARS
                             --------   --------   ---------
Transamerica Money Market      1.44%      4.28%      4.30%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                              CLASS OF SHARES
                                             INITIAL    SERVICE
---------------------------------------------------------------
Management fees                                0.35%      0.35%
Rule 12b-1 fees                                 N/A       0.25%
Other expenses                                 0.06%      0.06%
                                               ----------------
TOTAL                                          0.41%      0.66%
Expense reduction(b)                            N/A        N/A
                                               ----------------
NET OPERATING EXPENSES                         0.41%      0.66%
---------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 0.70%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.57%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $42      $132      $230       $518
Service Class                    $67      $211      $368       $822
---------------------------------------------------------------------

                                      ATSF
                        TMM- 2 Transamerica Money Market

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.35%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: EDWARD S. HAN. Mr. Han is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Han is the Lead Portfolio Manager of the Transamerica Premier Cash Reserve Fund and the Transamerica Premier High Yield Bond Fund. He also manages sub-advised funds and institutional separate accounts in the fixed income discipline. He joined Transamerica in 1998 and has eight years of investment experience. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

PORTFOLIO MANAGER: ANDREW T. KIM, CFA. Mr. Kim is Fixed Income Research Analyst at Transamerica Investment Management, LLC. He joined Transamerica in 2001 and has five years of investment experience. Mr. Kim received a B.A. in finance from the University of Southern California and is a Chartered Financial Analyst.

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------
This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the able represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations             0.01        0.04        0.06        0.05        0.05
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.01)      (0.04)      (0.06)      (0.05)      (0.05)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                ========    ========    ========    ========    ========
Total return                                        1.44%       4.01%       6.15%       4.63%       5.26%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $584,061    $467,311    $319,945    $429,811    $169,731
    Ratio of expenses to average net assets         0.41%       0.44%       0.44%       0.44%       0.46%
    Ratio of net investment income (loss) to
      average net assets                            1.42%       3.70%       5.97%       4.81%       5.24%

(1) Prior to May 1, 2002, this portfolio was sub-advised by J.P. Morgan.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                        TMM- 3 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities

(TRANSAMERICA LOGO)Transamerica U.S. Government Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its net assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - investment grade corporate bonds

 - short-term corporate debt securities

 - non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - high yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - high quality money-market securities

 - debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the Portfolio's total assets)

 - zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

                                      ATSF
                TUSGS- 1 Transamerica U.S. Government Securities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

MORTGAGE-BACKED SECURITIES

Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the portfolio to a lower rate of return when it reinvests the principal. Further, the portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the portfolio to lose a portion of its principal investment represented by the premium the portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the portfolio's shares to fluctuate more.

CREDIT RISK

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities. In the event of a failure of these securities to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

HIGH-YIELD DEBT SECURITY RISK

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than The portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                TUSGS- 2 Transamerica U.S. Government Securities

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             15.64%
1996                                                                              1.81%
1997                                                                              9.15%
1998                                                                              7.38%
1999                                                                             -0.87%
2000                                                                             10.16%
2001                                                                              5.10%
2002                                                                              5.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.52%  Quarter  06/30/95
Lowest:   (2.63)% Quarter  03/31/96

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                                   SINCE
                                                 INCEPTION
                                                 (MAY 13,
                              1 YEAR   5 YEARS     1994)
                              ------   -------   ---------
Transamerica U.S. Government
  Securities                   5.81%    5.45%      6.11%
Lehman Brothers Aggregate
  Bond Index                  10.25%    7.55%      8.01%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.65%      0.65%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                            ----------------
TOTAL                                       0.71%      0.96%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.71%      0.96%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.73%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. Transamerica has been the portfolio's sub-adviser since May 1, 2002. Prior to that date, a different firm managed the portfolio and the performance prior to May 1, 2002 is attributable to that firm.

                                      ATSF
                TUSGS- 3 Transamerica U.S. Government Securities

   36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.73%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $73      $227      $395      $  883
Service Class                    $98      $306      $531      $1,178
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.65%

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: PETER O. LOPEZ. Mr. Lopez is Vice President and Director of Research, Fixed Income at Transamerica Investment Management, LLC. He also manages institutional separate accounts in the fixed income discipline. Prior to joining Transamerica Investment Management, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Equities Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 10 years of experience in fixed income analysis and is a CFA Level III candidate.

                                      ATSF
                TUSGS- 4 Transamerica U.S. Government Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------
                                                 2002         2001        2000        1999        1998
                                               --------     --------     -------     -------     -------
Net asset value, beginning of year             $  11.89     $  11.88     $ 11.53     $ 12.32     $ 11.87
                                               --------     --------     -------     -------     -------
Income from operations:
  Net investment income (loss)                     0.42         0.36        0.74        0.62        0.40
  Net realized and unrealized gain (loss) on
    investments                                    0.26         0.23        0.36       (0.73)       0.46
                                               --------     --------     -------     -------     -------
    Net income (loss) from operations              0.68         0.59        1.10       (0.11)       0.86
                                               --------     --------     -------     -------     -------
Distributions:
  Dividends from net investment income            (0.25)       (0.58)      (0.75)      (0.46)      (0.41)
  Distributions from net realized gains on
    investments                                    0.00         0.00        0.00       (0.22)       0.00
                                               --------     --------     -------     -------     -------
    Total distributions                           (0.25)       (0.58)      (0.75)      (0.68)      (0.41)
                                               --------     --------     -------     -------     -------
Net asset value, end of year                   $  12.32     $  11.89     $ 11.88     $ 11.53     $ 12.32
                                               ========     ========     =======     =======     =======
Total return                                       5.81%        5.10%      10.16%      (0.87)%      7.38%
Ratios and supplemental data:
  Net assets at end of year (in thousands)     $284,569     $120,875     $75,182     $83,777     $82,889
  Ratio of total expenses to average net
    assets                                         0.71%        0.79%       0.76%       0.77%       0.73%
  Ratio of net expenses to average net assets      0.71%        0.75%       0.74%       0.73%       0.72%
  Ratio of net investment income (loss) to
    average net assets                             3.50%        4.64%       5.38%       5.52%       5.21%
  Portfolio turnover rate                        378.95%         760%      1,109%        596%        615%

(1) Effective May 1, 2002, this portfolio was named Transamerica U.S. Government Securities and Transamerica Investment Management, LLC became sub-adviser.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                TUSGS- 5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

(TRANSAMERICA LOGO)   Transamerica Value Balanced
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks preservation of capital and competitive investment returns.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC,
(TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market funds

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Index (Russell 1000), a widely recognized unmanaged index of market performance. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $9.9 billion; the medium market capitalization was approximately $3.7 billion.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. The risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

 - statistical models

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                       TVB- 1 Transamerica Value Balanced

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The
Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                                             20.09%
1996                                                                             14.42%
1997                                                                             16.59%
1998                                                                              8.33%
1999                                                                             -5.64%
2000                                                                             17.55%
2001                                                                              2.16%
2002                                                                            -13.82%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.04%  Quarter  12/31/02
Lowest:   (12.82)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                             SINCE INCEPTION
                       1 YEAR     5 YEARS   (JANUARY 3, 1995)
                       -------    -------   -----------------
Transamerica Value
  Balanced             (13.82)%     1.13%           6.83%
Russell 1000 Value
  Index                (15.52)%     1.16%          11.62%
Lehman Brothers
  Intermediate U.S.
  Government/Credit
  Index                  9.84%      7.49%           8.04%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                            ----------------
TOTAL                                       0.83%      1.08%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.
   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                       TVB- 2 Transamerica Value Balanced

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 85     $265      $460      $1,025
Service Class                    $110     $343      $595      $1,317
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.75%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA. Mr. Riazzi is Chief Executive Officer and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining Transamerica in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since inception. Mr. Riazzi holds a B.A. in economics from Kenyon College and is a Chartered Financial Analyst. He has 17 years of investment experience.

LEAD FIXED INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                       TVB- 3 Transamerica Value Balanced

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  13.29    $  13.19    $  12.13    $  13.35    $  13.61
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.33        0.36        0.43        0.39        0.41
    Net realized and unrealized gain (loss) on
      investments                                  (2.20)      (0.07)       1.68       (1.14)       0.71
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (1.87)       0.29        2.11       (0.75)       1.12
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.28)      (0.19)      (0.55)      (0.41)      (0.39)
    Distributions from net realized gains on
      investments                                  (0.48)       0.00       (0.50)      (0.06)      (0.99)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.76)      (0.19)      (1.05)      (0.47)      (1.38)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  10.66    $  13.29    $  13.19    $  12.13    $  13.35
                                                ========    ========    ========    ========    ========
Total return                                      (13.82)%      2.16%      17.55%      (5.64)%      8.33%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $247,459    $235,355    $215,675    $261,707    $365,738
    Ratio of expenses to average net assets         0.83%       0.89%       0.87%       0.87%       0.86%
    Ratio of net investment income (loss) to
      average net assets                            2.84%       2.70%       3.42%       2.99%       2.93%
    Portfolio turnover rate                       123.25%      53.75%      19.57%      88.78%      76.62%

(1) Prior to August 24, 2001, this portfolio was sub-advised by Dean Investment Associates.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                       TVB- 4 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management Inc. (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures.

Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]

1994                                                                             -7.36%
1995                                                                             46.79%
1996                                                                             18.88%
1997                                                                             21.45%
1998                                                                             37.33%
1999                                                                            105.16%
2000                                                                            -11.92%
2001                                                                            -33.23%
2002                                                                            -33.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter   12/31/99
Lowest:      (25.80)% Quarter   12/31/00

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                                 SINCE
                                               INCEPTION
                        1 YEAR    5 YEARS   (MARCH 1, 1993)
                        -------   -------   ---------------
Van Kampen Emerging
  Growth                (33.06)%   2.10%          10.69%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%          9.25%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                            ----------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80% of the first $750 million; 0.75% over $750 million up to $1 billion; 0.70% over $1 billion.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                            2002          2001          2000          1999         1998
                                         ----------    ----------    ----------    ----------    --------
Net asset value, beginning of year       $    19.44    $    29.66    $    46.01    $    26.92    $  20.37
                                         ----------    ----------    ----------    ----------    --------
  Income from operations:
    Net investment income (loss)              (0.04)         0.01         (0.13)        (0.15)      (0.08)
    Net realized and unrealized gain
      (loss) on investments                   (6.39)        (9.84)        (4.55)        26.83        7.56
                                         ----------    ----------    ----------    ----------    --------
      Net income (loss) from operations       (6.43)        (9.83)        (4.68)        26.68        7.48
                                         ----------    ----------    ----------    ----------    --------
  Distributions:
    Dividends from net investment
      income                                  (0.01)        (0.02)        (0.41)        (0.21)       0.00
    Distributions from net realized
      gains on investments                     0.00         (0.37)       (11.26)        (7.38)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
      Total distributions                     (0.01)        (0.39)       (11.67)        (7.59)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
Net asset value, end of year             $    13.00    $    19.44    $    29.66    $    46.01    $  26.92
                                         ==========    ==========    ==========    ==========    ========
Total return                                 (33.06)%      (33.23)%      (11.92)%      105.16%      37.33%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                         $  652,427    $1,077,677    $1,840,848    $1,916,025    $853,440
    Ratio of expenses to average net
      assets                                   0.88%         0.92%         0.85%         0.87%       0.89%
    Ratio of net investment income
      (loss) to average net assets            (0.27)%        0.06%        (0.26)%       (0.44)%     (0.36)%
    Portfolio turnover rate                  231.11%       178.14%       120.78%       117.72%      99.50%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

COSTS AND MARKET TIMING/FREQUENT TRANSFERS

Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT http://www.sec.gov. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

                            Advisor Edge Prospectus

                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                SERIES FUND, INC.

                                                      May 1, 2003

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES FUND, INC.
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               AAG-1    Alger Aggressive Growth
                                               ACI-1    American Century International
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                              CRES-1    Clarion Real Estate Securities
                                              DSCV-1    Dreyfus Small Cap Value (closed to new investors)
                                             GEUSE-1    GE U.S. Equity
                                               GCA-1    Great Companies -- America(SM)
                                               GCG-1    Great Companies -- Global(2)
                                               GCT-1    Great Companies -- Technology(SM)
                                               JGL-1    Janus Global (closed to new investors)
                                               JGR-1    Janus Growth
                                             JPMEI-1    J.P. Morgan Enhanced Index
                                           LKCMSTR-1    LKCM Strategic Total Return
                                           PBHGMCG-1    PBHG Mid Cap Growth
                                             PIMCO-1    PIMCO Total Return
                                               SAC-1    Salomon All Cap
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TVB-1    Transamerica Value Balanced
                                             VKAIA-1    Van Kampen Active International Allocation
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Explanation of Strategies and Risks
Series Fund, Inc. portfolios.                      3    Performance Information
                                                   3    Other Information

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                                     Back Cover
about each portfolio.

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Fund, Inc. (Fund or ATSF) currently offers several separate series or investment portfolios. This prospectus includes the portfolios that are available under the policy or annuity contract that you have chosen. The Fund is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company), Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio can be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Fund, Inc. Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information about how a similar fund managed by a portfolio's sub-adviser has performed.
[QUESTION]

       The briefcase provides information about Fund management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth aggressively, and can tolerate wide swings in the value of his investment.
---------------------
When a portfolio manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(ALGER LOGO)    Alger Aggressive Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term capital
appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Fred Alger Management, Inc. (Alger), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities such as common or preferred stocks

 - Convertible securities (convertible securities are securities which can be exchanged or converted into common stock of such companies)

To a lesser extent, the sub-adviser may invest portfolio assets in:

 - U.S. dollar denominated securities of foreign issuers (American Depositary Receipts (ADRs))

 - Money market instruments

 - Repurchase agreements

Under normal market conditions, the portfolio invests at least 85% of its assets in common stocks. The portfolio invests in companies of any size that the portfolio managers consider to be growing rapidly. A research oriented, "bottom-up" approach to security selection is emphasized.

The portfolio may also use leveraging, a technique that involves borrowing money to invest in an effort to enhance shareholder returns.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing company stocks may be very volatile and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

CONVERTIBLES

As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

LEVERAGING

Leveraging by a portfolio involves special risks:

 - Leveraging practices may make a portfolio more volatile.

 - Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio's securities.

 - Money borrowed for leveraging is subject to interest costs.

 - Minimum average balances may need to be maintained or a line of credit in connection with borrowing may be necessary resulting in an increase in the cost of borrowing over the stated interest rate.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                         AAG- 1 Alger Aggressive Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                        38.02%
1996                                                        10.45%
1997                                                        24.25%
1998                                                        48.69%
1999                                                        69.02%
2000                                                       -31.33%
2001                                                       -16.45%
2002                                                       -34.39%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.67%  Quarter  12/31/99
Lowest:   (22.51)% Quarter  12/31/00

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                            SINCE INCEPTION
                       1 YEAR     5 YEARS   (MARCH 1, 1994)
                       -------    -------   ---------------
Alger Aggressive
  Growth                (34.39)%    (1.11)%        6.67%
S&P 500 Composite
  Stock Index           (22.09)%    (0.58)%        9.36%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.10%      0.10%
                                            ----------------
TOTAL                                       0.90%      1.15%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                         AAG- 2 Alger Aggressive Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 92     $287      $498      $1,108
Service Class                    $117     $365      $633      $1,398
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Fred Alger Management, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80%.

PORTFOLIO MANAGERS: Frederick M. Alger III is the chief market strategist for the portfolio overseeing the investments of the portfolio. David Hyun CFA, is responsible for the day-to-day operations and has served as portfolio manager since September 2001. Mr. Alger is the founder of Alger. Mr. Hyun joined Alger in 1991 and previously served as co-manager of the portfolio from 1997 to June 2000. Mr. Hyun joined Oppenheimer Fund in June 2000 and served as portfolio manager until September 2001.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------
The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report which is available upon request by calling the Fund at 1-800-851-9777.

                                                               YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------
                                                2002        2001        2000         1999         1998
                                              --------    --------    --------    ----------    --------
Net asset value, beginning of year            $  16.34    $  19.56    $  33.28    $    22.44    $  16.04
                                              --------    --------    --------    ----------    --------
Income from operations:
  Net investment income (loss)                   (0.07)      (0.03)      (0.09)        (0.15)      (0.04)
  Net realized and unrealized gain (loss) on
    investments                                  (5.55)      (3.19)     (10.03)        14.95        7.68
                                              --------    --------    --------    ----------    --------
    Net income (loss) from operations            (5.62)      (3.22)     (10.12)        14.80        7.64
                                              --------    --------    --------    ----------    --------
Distributions:
  Dividends from net investment income            0.00        0.00       (0.42)        (1.54)      (0.05)
  Distributions from net realized gains on
    investments                                   0.00        0.00       (3.18)        (2.42)      (1.19)
                                              --------    --------    --------    ----------    --------
    Total distributions                           0.00        0.00       (3.60)        (3.96)      (1.24)
                                              --------    --------    --------    ----------    --------
Net asset value, end of year                  $  10.72    $  16.34    $  19.56    $    33.28    $  22.44
                                              ========    ========    ========    ==========    ========
Total return                                    (34.39)%    (16.45)%    (31.33)%       69.02%      48.69%
Ratios and supplemental data:
  Net assets at end of year (in thousands)    $403,301    $682,355    $907,696    $1,117,511    $574,164
  Ratio of expenses to average net assets         0.90%       0.97%       0.86%         0.89%       0.91%
  Ratio of net investment income (loss) to
    average net assets                           (0.49)%     (0.15)%     (0.31)%       (0.56)%     (0.21)%
  Portfolio turnover rate                       196.99%     104.17%     122.70%       101.71%     117.44%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                         AAG- 3 Alger Aggressive Growth

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(AMERICAN CENTURY)    American Century International
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve this objective by investing principally in:

 - equity securities of growing foreign companies

The portfolio manager uses a growth investment strategy developed by American Century to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth potential. Ideally, the portfolio manager looks for companies whose earnings and revenues are not only growing, but growing at a successfully faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

The portfolio manager uses a bottom-up approach to select stocks to buy for the portfolio. This means the manager makes its investment decisions based primarily on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. The portfolio manager tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the portfolio manager to select or hold the stocks of companies it believes will be able to sustain their growth, and to sell stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the portfolio manager believes that it is important to diversify the portfolio's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio manager also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The portfolio manager does not attempt to time the market. Instead, under normal market conditions, the manager intends to keep the portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in convertible securities, short-term securities, non-leveraged futures contracts and other similar securities.

Futures contracts, a type of derivative security, can help the portfolio's cash assets remain liquid by performing more like stocks. The portfolio has a policy governing futures and similar derivative securities to help manage the risk of these types of investments. For example, the portfolio manager cannot leverage the portfolio's assets by investing in a derivative security.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN STOCKS

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
                     ACI- 1 American Century International

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a portfolio's investments. Portfolios with foreign investments are subject to this risk.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN(1)
(per calendar year)
[Performance Graph]

1997                                                                              7.50%
1998                                                                             12.85%
1999                                                                             24.95%
2000                                                                            -14.99%
2001                                                                            -23.44%
2002                                                                            -21.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter  12/31/99
Lowest:   (19.85)% Quarter  09/30/02

(1) Prior to May 1, 2002, this portfolio had a different sub-adviser.

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS   (JANUARY 2, 1997)
                       ------   -------   -----------------
American Century
  International        (21.18)%  (6.27)%         (4.12)%
Morgan Stanley
  Capital
  International-
  Europe, Asia & Far
  East Index (MSCI-
  EAFE)                (15.66)%  (2.62)%         (1.85)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                     ACI- 2 American Century International

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.98%      0.98%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.80%      0.80%
                                            ----------------
TOTAL                                       1.78%      2.03%
Expense reduction(b)                        0.58%      0.58%
                                            ----------------
NET OPERATING EXPENSES                      1.20%      1.45%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.50%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.50%. Subsequent to 5/1/03, operating expense limitation will be reduced to 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Initial Class                   $122     $533     $  938     $2,072
Service Class                   $148     $610     $1,067     $2,336
--------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: American Century Investment Management, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net asset: 1.00% of the first $50 million; 0.95% of assets over $50 million up to $150 million; 0.90% of assets over $150 million up to $500 million; and 0.85% of assets over $500 up to $1 billion; and 0.80% in excess of $1 billion.

PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

THE PORTFOLIO MANAGERS ON THE INVESTMENT TEAM ARE:

HENRIK STRABO, Senior Vice President, Senior Portfolio Manager and Chief Investment Officer -- International Equities, has been a member of the team since the portfolio's inception. He joined American Century in 1993 and serves as a member of other management teams for various American Century funds.

MARK S. KOPINSKI, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages International Growth since rejoining American Century in April 1997.

KEITH CREVELING, Portfolio Manager, has been a member of the team that manages International Growth since April 2002. He joined American Century in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996.

                                      ATSF
                     ACI- 3 American Century International

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                                      (WITHOUT SALES LOADS)
                                                               ------------------------------------
                                                               TOTAL                                      SINCE
 ATSF PORTFOLIO   SIMILAR SUB-ADVISER FUND(1)  INCEPTION DATE  ASSETS    1 YEAR   5 YEARS  10 YEARS     INCEPTION
 --------------   ---------------------------  --------------  ------   --------  -------  --------  ---------------
American Century  American Century             5/3/91          $2.7B    (19.25)%  (0.33)%   7.43%         7.67%
  International   International Growth         Investor Class

(1) This portfolio does not have a sales load.

                                      ATSF
                     ACI- 4 American Century International

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                      2002       2001       2000       1999       1998
                                                    --------    -------    -------    -------    -------
Net asset value, beginning of year                  $   7.65    $ 10.34    $ 14.28    $ 12.07    $ 10.70
                                                    --------    -------    -------    -------    -------
  Income from operations:
    Net investment income (loss)                        0.01       0.07       0.04       0.04       0.03
    Net realized and unrealized gain (loss) on
      investments                                      (1.63)     (2.45)     (2.15)      2.90       1.35
                                                    --------    -------    -------    -------    -------
      Net income (loss) from operations                (1.62)     (2.38)     (2.11)      2.94       1.38
                                                    --------    -------    -------    -------    -------
  Distributions:
    Dividends from net investment income               (0.02)     (0.28)     (0.19)     (0.05)     (0.01)
    Distributions from net realized gains on
      investments                                       0.00      (0.03)     (1.64)     (0.68)      0.00
                                                    --------    -------    -------    -------    -------
      Total distributions                              (0.02)     (0.31)     (1.83)     (0.73)     (0.01)
                                                    --------    -------    -------    -------    -------
Net asset value, end of year                        $   6.01    $  7.65    $ 10.34    $ 14.28    $ 12.07
                                                    ========    =======    =======    =======    =======
Total return                                          (21.18)%   (23.44)%   (14.99)%    24.95%     12.85%
Ratios and supplemental data:
    Net assets at end of year (in thousands)        $107,761    $29,985    $36,651    $33,579    $32,149
    Ratio of total expenses to average net assets       1.78%      1.63%      1.66%      1.84%      1.96%
    Ratios of net expenses to average net assets        1.49%      1.20%      1.30%      1.50%      1.50%
    Ratio of net investment income (loss) to
      average net assets                                0.23%      0.78%      0.29%      0.31%      0.30%
    Portfolio turnover rate                           261.37%    154.25%    111.83%     99.77%     71.74%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Ratio of net expenses to average net assets is net of the advisory fee waiver.

                                      ATSF
                     ACI- 5 American Century International

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

[Aegon Transamerica Logo]   Asset Allocation -- Conservative Portfolio

[BULLSEYE ICON]             (formerly, Conservative Asset Allocation)
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a neutral mix over time of 30% of assets in equities and 50% of assets in bonds, and 20% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

AFTA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
              AACONP- 1 Asset Allocation -- Conservative Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                TOTAL OPERATING
     UNDERLYING PORTFOLIO:      EXPENSE RATIOS
     ---------------------      ---------------
American Century Income &
  Growth                               1.40%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Mid Cap                        1.00%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
T. Rowe Price Growth Stock             0.87%
T. Rowe Price Small Cap                0.96%
Third Avenue Value                     0.89%
Transamerica Convertible
  Securities                           1.08%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
              AACONP- 2 Asset Allocation -- Conservative Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.09%      0.09%
                                            ----------------
TOTAL                                       0.19%      0.44%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitledto reimbursement by the portfolio of fees waived orreduced during any of the previous 36 monthsbeginning on the date of the expense limitationagreement if on any day the estimated annualizedportfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $19      $ 61      $107       $243
Service Class                    $45      $141      $246       $555
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (0.97)
                                                                   --------
      Net income (loss) from operations                               (0.91)
                                                                   --------
  Distributions:
    Dividends from net income                                          0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   9.09
                                                                   ========
Total return                                                          (9.10)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $169,834
    Ratio of expenses to average net assets                            0.19 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.07 %
    Portfolio turnover rate                                           28.27 %

* Portfolio commenced operations on May 1, 2002

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
              AACONP- 4 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[Aegon Transamerica Logo]   Asset Allocation -- Growth Portfolio
                            (formerly, Aggressive Asset Allocation)


[BULLSEYE ICON]

OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocate 100% of the portfolio's assets among underlying ATSF portfolios based on the investment objective.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - The portfolio may invest directly in short-term securities.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

ISSUER SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

ASSET ALLOCATION -- GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Dreyfus Small Cap Value                 0.88%
Federated Growth & Income               0.81%
Great Companies -- America(SM)          0.88%
Great Companies -- Technology(SM)       1.00%
Jennison Growth                         0.99%
PBHG/NWQ Value Select                   0.89%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
Third Avenue Value                      0.89%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%
Van Kampen Emerging Growth              0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolio in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratio of the Portfolio (calculated as a percentage of average net assets) is estimated to be: 1.18%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.11%      0.11%
                                            ----------------
TOTAL                                       0.21%      0.46%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.21%      0.46%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Classes are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $22      $ 68      $118       $268
Service Class                    $47      $148      $258       $579
---------------------------------------------------------------------

                                      ATSF
                 AAGRP- 2 Asset Allocation -- Growth Portfolio

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGER: An ATFA investment team manages this portfolio.
[MONEY ICON]

FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.91)
                                                                   --------
      Net income (loss) from operations                               (1.83)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.17
                                                                   ========
Total return                                                         (18.30)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $156,176
    Ratio of expenses to average net assets                            0.21 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.43 %
    Portfolio turnover rate                                           19.99 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[Aegon Transamerica Logo]   Asset Allocation -- Moderate Portfolio
                            (formerly, Moderate Asset Allocation)


[BULLSEYE ICON]

OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing in assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in the underlying ATSF portfolios to achieve a neutral mix over time of 50% of assets in equities and 35% of assets in bonds, 15% in money market instruments. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks an underlying portfolio holds fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
                                      ATSF
                AAMODP- 1 Asset Allocation -- Moderate Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PRE-PAYMENT

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report).

                                   TOTAL OPERATING
UNDERLYING PORTFOLIO               EXPENSE RATIOS
--------------------               ---------------
American Century Income & Growth        1.40%
American Century International          1.20%
Capital Guardian Global                 1.29%
Capital Guardian U.S. Equity            0.98%
Clarion Real Estate Securities          0.98%
Dreyfus Mid Cap                         1.00%
GE U.S. Equity                          0.92%
Great Companies -- America(SM)          0.88%
Jennison Growth                         0.99%
MFS High Yield                          0.91%
PBHG/NWQ Value Select                   0.89%
PIMCO Total Return                      0.78%
Salomon All Cap                         0.91%
T. Rowe Price Equity Income             0.85%
T. Rowe Price Growth Stock              0.87%
T. Rowe Price Small Cap                 0.96%
Third Avenue Value                      0.89%
Transamerica Convertible
  Securities                            1.08%
Transamerica Equity                     0.82%
Transamerica Growth Opportunities       1.12%
Transamerica Money Market               0.41%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be 1.08%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                           -----------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                           -----------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

PORTFOLIO MANAGER: This portfolio is managed by an ATFA investment team.

                                      ATSF
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.06
    Net realized and unrealized gain (loss) on investments            (1.25)
                                                                   --------
      Net income (loss) from operations                               (1.19)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.81
                                                                   ========
Total return                                                         (11.90)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $405,684
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.03 %
    Portfolio turnover rate                                           20.60 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[Aegon Transamerica Logo]  Asset Allocation -- Moderate Growth Portfolio
                           (formerly, Moderately Aggressive Asset Allocation)


[BULLSEYE ICON]

OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA) seeks to achieve this objective by investing portfolio assets in a combination of underlying ATSF portfolios based on the portfolio's investment objective. Morningstar will serve as a consultant to ATFA by making recommendations as to the asset allocation mix.

In seeking the portfolio's investment objective, ATFA's investment strategies include:

 - Allocating the portfolio's assets among underlying ATSF portfolios based on the portfolio's investment objective.

 - Adjusting the portfolio's investments in underlying ATSF portfolios to achieve a mix over time of approximately 70% of assets in equity, and 30% of assets in bonds and cash, with approximately 20% being allocated to bonds and the remaining 10% to cash. These percentages may vary at different times.

 - Adjusting the allocations to favor investments in those ATSF portfolios that ATFA believes will provide the most favorable outlook for achieving the portfolio's investment objective.

 - Investing directly in short-term securities when appropriate.

ATFA will not try to pinpoint the precise movement when a major reallocation should be made. Instead, ATFA regularly reviews the portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the portfolio's goal.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios. These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the an underlying portfolio will go up and down.

INTEREST RATE CHANGES

Interest rates increases can cause the price of a debt security to decrease.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
                                      ATSF
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

PREPAYMENT

The ability of an issuer of a debt security torepay principal prior to a security's maturity cancause greater price volatility if interest rates change.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATSF portfolios ("Underlying Portfolios") in which the portfolio invests. The following table provides the expense ratios for each Underlying Portfolio (based on the expense ratios reflected in each Underlying Portfolio's current Annual Report):

                                  TOTAL OPERATING
UNDERLYING PORTFOLIO              EXPENSE RATIOS
--------------------              ---------------
American Century Income & Growth       1.40%
American Century International         1.20%
Capital Guardian Global                1.29%
Capital Guardian U.S. Equity           0.98%
Clarion Real Estate Securities         0.98%
Dreyfus Small Cap Value                0.88%
Federated Growth & Income              0.81%
GE U.S. Equity                         0.92%
Great Companies -- America(SM)         0.88%
Great
  Companies -- Technology(SM)          1.00%
Jennison Growth                        0.99%
MFS High Yield                         0.91%
PBHG/NWQ Value Select                  0.89%
PIMCO Total Return                     0.78%
Salomon All Cap                        0.91%
T. Rowe Price Equity Income            0.85%
Third Avenue Value                     0.89%
Transamerica Equity                    0.82%
Transamerica Growth
  Opportunities                        1.12%
Transamerica Money Market              0.41%
Van Kampen Emerging Growth             0.88%

After combining the total net operating expenses of the portfolio with the weighted average of the total operating expense ratios (as of December 31, 2002), of the Underlying Portfolios in which it is investing in as of December 31, 2002, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) is estimated to be: 1.09%.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.05%      0.05%
                                            ----------------
TOTAL                                       0.15%      0.40%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.15%      0.40%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.25%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $15      $ 48      $ 85       $192
Service Class                    $41      $128      $224       $505
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

PORTFOLIO MANAGERS: An ATFA investment team manages this portfolio.
                                      ATSF
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                                    2002*
                                                              ------------------
Net asset value, at inception                                      $  10.00
                                                                   --------
  Income from operations:
    Net investment income (loss)                                       0.08
    Net realized and unrealized gain (loss) on investments            (1.56)
                                                                   --------
      Net income (loss) from operations                               (1.48)
                                                                   --------
  Distributions:
    Dividends from net investment income                               0.00
    Distributions from net realized gains on investments               0.00
                                                                   --------
      Total distributions                                              0.00
                                                                   --------
Net asset value, end of year                                       $   8.52
                                                                   ========
Total return                                                         (14.80)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                       $396,608
    Ratio of expenses to average net assets                            0.15 %
    Ratio of net investment income (loss) to average net
     assets                                                            1.33 %
    Portfolio turnover rate                                           22.84 %

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

[CLARION CRA SECURITIES LOGO]  Clarion Real Estate Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, Clarion invests at least 80% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Clarion employs a disciplined investment decision-making process combining top-down portfolio design and bottom-up company analysis. Clarion draws upon a multi-disciplined team of seasoned securities managers and experienced real estate investment professionals to incorporate as much independent, relevant information as practicable toward creating an efficient portfolio of real estate securities.

When selecting investments for the portfolio, Clarion relies on a proprietary model to assess the relative value of each security in the portfolio's universe. Key factors that are incorporated into this model include: earnings estimates, earnings growth estimates, an estimate of the private property quality, the quality of management, and balance sheet flexibility. Clarion considers these factors best identify those real estate securities that represent the greatest value and income and/or price appreciation.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio is non-diversified under federal securities laws.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

                                      ATSF
                     CRES- 1 Clarion Real Estate Securities

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

QUANTITATIVE MODELS

Stocks selected using quantitative models may not perform as well as these models might otherwise suggest and may cause overall returns to be lower than if other methods are used.

NON-DIVERSIFIED

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE*
------------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1999                                                                             -3.77%
2000                                                                             29.62%
2001                                                                             11.05%
2002                                                                              3.60%

* Prior to May 1, 2002, this portfolio was managed by J.P. Morgan.

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:     10.90%  Quarter  06/30/00
Lowest:     (11.64)% Quarter  09/30/98

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                         SINCE INCEPTION
                              1 YEAR      (MAY 1, 1998)
                              -------    ---------------
Clarion Real Estate
  Securities                     3.60%          4.36%
Morgan Stanley REIT Index        3.64%          4.50%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

                                      ATSF
                     CRES- 2 Clarion Real Estate Securities

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.18%      0.18%
                                   -----------------
TOTAL                              0.98%      1.23%
Expense reduction(b)                N/A        N/A
                                   -----------------
NET OPERATING EXPENSES             0.98%      1.23%
----------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/31/03.
(b) Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $100     $312      $542      $1,201
Service Class                    $125     $390      $676      $1,489
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: ING Clarion Real Estate Securities

ADVISORY FEE: As a percentage of average daily net assets -- 0.80%.

PORTFOLIO MANAGER:

T. RITSON FERGUSON, CFA AND JOSEPH P. SMITH, CFA, serve as co-portfolio managers of this portfolio. Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion CRA Securities. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.

                                      ATSF
                     CRES- 3 Clarion Real Estate Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                     2002*       2001       2000       1999      1998**
                                                    --------    -------    -------    -------    -------
Net asset value, beginning of year                  $  11.21    $ 10.32    $  8.06    $  8.51    $ 10.00
                                                    --------    -------    -------    -------    -------
  Income from operations:
    Net investment income (loss)                        0.65       0.56       0.59       0.49       0.36
    Net realized and unrealized gain (loss) on
      investments                                      (0.25)      0.58       1.79      (0.79)     (1.85)
                                                    --------    -------    -------    -------    -------
      Net income (loss) from operations                 0.40       1.14       2.38      (0.30)     (1.49)
                                                    --------    -------    -------    -------    -------
  Distributions:
    Dividends from net investment income               (0.13)     (0.25)     (0.12)     (0.15)      0.00
    Distributions from net realized gains on
      investments                                      (0.07)      0.00       0.00       0.00       0.00
                                                    --------    -------    -------    -------    -------
      Total distributions                              (0.20)     (0.25)     (0.12)     (0.15)      0.00
                                                    --------    -------    -------    -------    -------
Net asset value, end of year                        $  11.41    $ 11.21    $ 10.32    $  8.06    $  8.51
                                                    ========    =======    =======    =======    =======
Total return                                            3.60%     11.05%     29.62%     (3.77)%   (14.93)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)        $124,219    $43,611    $16,577    $ 3,199    $ 2,414
    Ratio of total expenses to average net assets       0.98%      1.13%      1.71%      2.69%      3.34%
    Ratio of net expenses to average net assets         0.98%      1.00%      1.00%      1.00%      1.00%
    Ratio of net investment income (loss) to
      average net assets                                5.61%      5.25%      6.27%      5.91%      6.03%
    Portfolio turnover rate                           123.25%    171.63%    291.38%    189.80%    100.80%

 * Prior to May 1, 2002, this portfolio was managed by J.P. Morgan. ** Portfolio commenced operations on May 1, 1998.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver and fees paid indirectly.

                                      ATSF
                     CRES- 4 Clarion Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital

 - A less conservative investment with greater risk and reward potential than a portfolio investing in large-capitalization companies

(DREYFUS LOGO)    Dreyfus Small Cap Value (closed to new investors)
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital growth. To pursue its goal, the portfolio normally invests at least 80% of its assets in small cap companies. Small cap companies are defined as those whose market capitalizations are within the capitalization range of companies in the Russell 2000 Index at the time of purchase. Because the portfolio may continue to hold a security whose market capitalization grows, a substantial portion of the portfolio's holdings can have market capitalizations in excess of the capitalization range of the companies in the Russell 2000 Index. The portfolio may also invest in initial public offerings
(IPOs) and stocks of foreign securities.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio normally invests in "value" companies. The sub-adviser, The Dreyfus Corporation (Dreyfus), identifies potential investment through extensive fundamental and quantitative research. The portfolio will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

 - value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

 - business health, or overall efficiency and profitability as measured by return on assets and return on equity

 - business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm.

Because a company could remain undervalued for years, value investors search for factors that could trigger a rise in price, including new products or markets, opportunities for greater market share and more effective management.

Most of the portfolio's assets will be invested in equity securities, primarily common stocks of U.S. issuers. Normally, the portfolio will not invest more than 20% of its total assets in foreign securities.

Note: Effective July 1, 2002, Dreyfus Small Cap Value closed to new investors. All Policyowners invested in Dreyfus Small Cap Value prior to July 1, 2002 may continue to invest in the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of small capitalization companies appear to be greatly out of proportion to the valuations of medium or large capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price

                                      ATSF
                        DSCV- 1 Dreyfus Small Cap Value
volatility and may decline more significantly in market downturns than securities of larger companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Value stocks, in many cases, are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!
[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004.
The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                                             -1.79%
1995                                                                             14.05%
1996                                                                             25.63%
1997                                                                             25.56%
1998                                                                             -2.18%
1999                                                                             29.39%
2000                                                                             11.02%
2001                                                                             28.79%
2002                                                                            -39.46%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter   12/31/01
Lowest:   (33.09)% Quarter   09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2003)

                                           SINCE INCEPTION
                       1 YEAR    5 YEARS    (MAY 4, 1993)
                       -------   -------   ---------------
Dreyfus Small Cap
  Value                (39.46)%   1.84 %        8.32%
Russell 2000 Index     (20.48)%  (1.36)%        7.25%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. The Dreyfus Corporation has been the portfolio's sub-adviser since September 16, 1996. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to September 16, 1996 is attributable to that firm.
                                      ATSF
                        DSCV- 2 Dreyfus Small Cap Value
these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                              CLASS OF SHARES
                             INITIAL    SERVICE
-----------------------------------------------
Management fees                0.80%      0.80%
Rule 12b-1 fees                 N/A       0.25%
Other expenses                 0.08%      0.08%
                               ----------------
TOTAL                          0.88%      1.13%
Expense reduction(b)            N/A        N/A
                               ----------------
NET OPERATING EXPENSES         0.88%      1.13%
-----------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.

(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.89%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: The Dreyfus Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGER:

PETER L. HIGGINS serves as portfolio manager for this portfolio. Mr. Higgins has been employed by The Boston Company Asset Management, LLC, a subsidiary of Mellon Financial Corporation, since August 1988 and by Dreyfus since February 1996.

                                      ATSF
                        DSCV- 3 Dreyfus Small Cap Value

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by Pricewaterhouse Coopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  15.72    $  15.62    $  16.51    $  14.14    $  16.41
                                                --------    --------    --------    --------    --------
Income from operations:
  Net investment income (loss)                     (0.05)      (0.03)      (0.03)      (0.04)      (0.03)
  Net realized and unrealized gain (loss) on
    investments                                    (6.24)       4.66        1.87        4.00       (0.13)
                                                --------    --------    --------    --------    --------
    Net income (loss) from operations              (6.29)       4.63        1.84        3.96       (0.16)
                                                --------    --------    --------    --------    --------
Distributions:
  Dividends from net investment income              0.00        0.00        0.00        0.00       (0.02)
  Distributions from net realized gains on
    investments                                    (1.80)      (4.53)      (2.73)      (1.59)      (2.09)
                                                --------    --------    --------    --------    --------
    Total distributions                            (1.80)      (4.53)      (2.73)      (1.59)      (2.11)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $   7.63    $  15.72    $  15.62    $  16.51    $  14.14
                                                ========    ========    ========    ========    ========
Total return                                      (39.46)%     28.79%      11.02%      29.39%      (2.18)%
Ratios and supplemental data:
  Net assets at end of year (in thousands)      $224,359    $313,685    $213,086    $187,803    $158,662
  Ratio of total expenses to average net
    assets                                          1.19%       1.18%       1.26%       1.22%       0.94%
  Ratio of net expenses to average net assets       0.88%       0.91%       0.91%       0.90%       0.86%
  Ratio of net investment income (loss) to
    average net assets                             (0.45)%     (0.24)%     (0.23)%     (0.28)%     (0.23)%
  Portfolio turnover rate                         132.98%        172%        192%        216%        183%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                        DSCV- 4 Dreyfus Small Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth from a diversified portfolio that combines "value" and "growth" investment management styles. As a result, the portfolio will have characteristics similar to the S&P 500. The investor should be comfortable with the price fluctuations of a stock portfolio and be willing to accept higher short-term risk for potential long- term returns.

(GE INVESTMENTS LOGO)    GE U.S. Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, GE Asset Management Incorporated (GEAM), seeks to meet the portfolio's investment objective by investing primarily in:

 - Equity Securities of U.S. companies.

GEAM uses a Multi-Style(R) investment strategy that combines growth and value investment management styles. As a result, the portfolio has characteristics similar to the Standard & Poor's 500 Composite Stock Index, including average market capitalization and dividend yield potential. Stock selection is key to the performance of the portfolio.

Through fundamental company research, the portfolio managers seek to identify securities of large companies with characteristics such as: attractive valuations, financial strength and high quality management focused on generating shareholder value.

The portfolio may, to a lesser extent, also invest in foreign securities and debt securities, other securities, and may use various investment techniques to adjust the Fund's investment expense, but there is no guarantee that this technique may work.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                            GEUSE- 1 GE U.S. Equity

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[TOTAL RETURN BAR CHART]

1997                                                                             27.01%
1998                                                                             22.87%
1999                                                                             18.41%
2000                                                                             -0.79%
2001                                                                             -8.88%
2002                                                                            -19.80%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.59%   Quarter  12/31/98
Lowest:    (16.38)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                            SINCE INCEPTION
                       1 YEAR    5 YEARS   (JANUARY 2, 1997)
                       -------   -------   -----------------
GE U.S. Equity         (19.80)%   1.07 %         5.01%
S&P 500 Composite
  Stock Index          (22.09)%  (0.58)%         4.41%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.775%     0.775%
Rule 12b-1 fees                             N/A      0.250%
Other expenses                            0.120%     0.120%
                                          -----------------
TOTAL                                     0.895%     1.145%
Expense reduction(b)                        N/A        N/A
                                          -----------------
NET OPERATING EXPENSES                    0.895%     1.145%
-----------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 91     $285      $490      $1,102
Service Class                    $117     $364      $630      $1,392
---------------------------------------------------------------------

                                      ATSF
                            GEUSE- 2 GE U.S. Equity

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: GE Asset Management Incorporated

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.775%.

PORTFOLIO MANAGER:

EUGENE K. BOLTON leads a team of portfolio managers for this portfolio. He has served in that capacity since the portfolio's inception. Mr. Bolton is Director and Executive Vice President of GEAM. He manages the overall U.S. Equity investments for GEAM. Mr. Bolton joined GEAM in 1984 as Chief Financial Officer and has been a portfolio manager since 1986.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------
This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  13.52    $  14.98    $  15.79    $  14.42    $  12.23
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.06        0.05        0.07        0.07        0.09
    Net realized and unrealized gain (loss) on
      investments                                  (2.73)      (1.38)      (0.19)       2.55        2.69
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (2.67)      (1.33)      (0.12)       2.62        2.78
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.06)      (0.02)      (0.11)      (0.51)      (0.48)
    Distributions from net realized gains on
      investments                                   0.00       (0.11)      (0.58)      (0.74)      (0.11)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.06)      (0.13)      (0.69)      (1.25)      (0.59)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  10.79    $  13.52    $  14.98    $  15.79    $  14.42
                                                ========    ========    ========    ========    ========
Total Return                                      (19.80)%     (8.88)%     (0.79)%     18.41%      22.87%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $121,427    $173,136    $205,761    $179,267    $110,803
    Ratio of total expenses to average net
      assets                                        0.92%       0.94%       0.88%       0.93%       1.05%
    Ratio of net investment income (loss) to
      average net assets                            0.50%       0.35%       0.42%       0.46%       0.67%
    Portfolio turnover rate                        32.97%      53.87%      39.08%      44.01%      63.08%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                            GEUSE- 3 GE U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES LOGO)    Great Companies -- America(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks

The portfolio seeks to invest in common stocks of large, established, United States-based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: have a market cap in excess of $15 billion; be highly regarded by management experts; be incorporated in the U.S.; be publicly traded; be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior business franchises; have been in business for at least 50 years and survived the founder; consider employees to be the company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; deliver outstanding returns to shareholders; be a global company (as defined by the sub-adviser); and, be in an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities.

The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the S&P 500 as the performance benchmark for the portfolio.

Companies identified by the sub-adviser for inclusion in the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                     GCA- 1 Great Companies -- America(SM)

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2001                                                                            -12.20%
2002                                                                            -20.69%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    11.28%  Quarter  12/31/01
Lowest:    (16.25)% Quarter  06/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                              1 YEAR     (MAY 1, 2000)
                              -------   ---------------
Great
  Companies -- America(SM)     (20.69)%      (8.35)%
S&P 500 Composite Stock
  Index                        (22.09)%     (15.91)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                           -----------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                         N/A        N/A
                                           -----------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

                                      ATSF
                     GCA- 3 Great Companies -- America(SM)

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80%

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as accounting manager in the firm's national office.

                                      ATSF
                     GCA- 3 Great Companies -- America(SM)

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                2002        2001       2000*
                                                              --------    --------    -------
Net asset value, beginning of year                            $   9.96    $  11.38    $ 10.00
                                                              --------    --------    -------
  Income from operations:
    Net investment income (loss)                                  0.05        0.04       0.04
    Net realized and unrealized gain (loss) on investments       (2.11)      (1.43)      1.34
                                                              --------    --------    -------
      Net income (loss) from operations                          (2.06)      (1.39)      1.38
                                                              --------    --------    -------
  Distributions:
    Dividends from net investment income                         (0.02)      (0.03)      0.00
    Distributions from net realized gains on investments          0.00        0.00       0.00
                                                              --------    --------    -------
      Total distributions                                        (0.02)      (0.03)      0.00
                                                              --------    --------    -------
Net asset value, end of year                                  $   7.88    $   9.96    $ 11.38
                                                              ========    ========    =======
Total return                                                    (20.69)%    (12.20)%    13.80%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $233,961    $152,874    $83,121
    Ratio of expenses to average net assets                       0.88%       0.89%      0.91%
    Ratio of net investment income (loss) to average net
      assets                                                      0.54%       0.39%      0.52%
    Portfolio turnover rate                                      30.84%      69.80%     14.67%

* Portfolio commenced operations on May 1, 2000.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                     GCA- 4 Great Companies -- America(SM)

---------------------
For the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.

(GREAT COMPANIES LOGO)    Great Companies -- Global(2)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's investment objective by investing principally in:

 - Common stocks of domestic and foreign issuers

Great Companies will select non-technology and technology stocks, both domestic and international, for the portfolio from a group of companies that Great Companies has identified as being "great companies."

Stocks selected for the portfolio will meet some of the common criteria listed below.

Companies selected for the domestic portion of the portfolio will consist of large cap stocks of companies incorporated in the United States that have been identified by the portfolio managers through an initial screening process as great companies. These stocks will consist of domestic non-technology companies that are global companies as defined by the sub-adviser; have a market cap in excess of $15 billion; have world class management; and are considered by the sub-adviser as engaged in "terrific businesses." The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the portfolio's benchmark over a set period of time.

Domestic technology stocks included in the portfolio will consist of large cap companies identified by the sub-adviser as great companies through its proprietary initial screening process. All technology stocks included in the portfolio are considered global companies by the sub-adviser and are considered leaders in its industry and have been in business for over 15 years.

The stocks selected for the international portion of the portfolio must be incorporated outside of the United States. The technology and non-technology portion of international stocks must consist of companies that have global presence with a strong portion of their revenues outside the country of origin. In addition, the international stocks will only be selected if they (and their predecessors) have outperformed the Morgan Stanley Capital International World Index (MSCIW) over a period of time defined by the sub-adviser's initial screening process. The international stocks cannot have government ownership in excess of 10% and, generally, must be ADR traded securities.

The sub-adviser will use MSCIW as the performance benchmark for the portfolio.

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; have a market cap in excess of $15 billion; be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities.

Companies identified by the sub-adviser for inclusion in the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

The allocation of stocks within each portion of the portfolio will be driven by these factors: market price relative to Intrinsic Value and Intrinsic Value momentum.

The portfolio may also take a temporary defensive position.
                                      ATSF
                      GCG- 1 Great Companies -- Global(2)

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DEPOSITARY RECEIPTS

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. They are subject to some of the same risks as direct investments in foreign securities, including currency risk. The regulatory requirements with respect to depositary receipts that are issued in sponsored and unsponsored programs are generally similar, but the issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the depositary receipts.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues.

ESTABLISHED COMPANY STOCKS

Because domestic companies in which this portfolio invests must have been in existence for at least 50 years, and foreign companies must have been in existence for at least 15 years, certain sector stocks, which would otherwise present attractive investment opportunities, will not be selected for the portfolio.

GROWTH INVESTING RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may underperform other portfolios that employ a different style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds typically will underperform when value investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                      GCG- 2 Great Companies -- Global(2)

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2001                                                                            -16.84%
2002                                                                            -21.51%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    15.26%  Quarter  12/31/01
Lowest:    (18.03)% Quarter  03/31/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                            1 YEAR    (SEPTEMBER 1, 2000)
                            -------   -------------------
Great
  Companies -- Global(2)     (21.51)%        (22.17)%
Morgan Stanley Capital
  International World
  Index                      (19.54)%        (19.83)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.40%      0.40%
                                            ----------------
TOTAL                                       1.20%      1.45%
Expense reduction(b)                        0.20%      0.20%
                                            ----------------
NET OPERATING EXPENSES                      1.00%      1.25%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $361      $640      $1,437
Service Class                    $127     $439      $773      $1,718
---------------------------------------------------------------------

                                      ATSF
                      GCG- 3 Great Companies -- Global(2)

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

MANAGEMENT FEE: As a percentage of the portfolio's average daily net assets -- 0.80%.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Wilton, Connecticut, most recently as accounting manager in the firm's national office.

                                      ATSF
                      GCG- 4 Great Companies -- Global(2)

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2002        2001       2000*
                                                              --------    --------    --------
Net asset value, beginning of year                            $  7.10     $  8.54     $ 10.00
                                                              -------     -------     -------
  Income from operations:
    Net investment income (loss)                                 0.01        0.01        0.02
    Net realized and unrealized gain (loss) on investments      (1.54)      (1.45)      (1.48)
                                                              -------     -------     -------
      Net income (loss) from operations                         (1.53)      (1.44)      (1.46)
                                                              -------     -------     -------
  Distributions:
    Dividends from net investment income                         0.00        0.00        0.00
    Distributions from net realized gains on investments         0.00        0.00        0.00
                                                              -------     -------     -------
      Total distributions                                        0.00        0.00        0.00
                                                              -------     -------     -------
Net asset value, end of year                                  $  5.57     $  7.10     $  8.54
                                                              =======     =======     =======
Total return                                                   (21.51)%    (16.84)%    (14.60)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $25,495     $16,060     $ 5,057
    Ratio of total expenses to average net assets                1.20%       1.59%       3.93%
    Ratio of net expenses to average net assets                  1.00%       1.00%       1.00%
    Ratio of net investment income (loss) to average net
      assets                                                     0.24%       0.12%       0.53%
    Portfolio turnover rate                                     41.88%     105.88%       6.49%

* Portfolio commenced operations on September 1, 2000.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                      GCG- 5 Great Companies -- Global(2)

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES LOGO)  Great Companies -- Technology(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks of companies that offer technology, communications, capital goods or related products and services.

Great Companies generally invests at least 80% of the portfolio's assets in such stocks.

The portfolio seeks to invest in stocks of large, established, United States based companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological or communications in their operating history. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be incorporated in the United States; have been in business for 15 years or more; have a market cap in excess of $15 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the fund's benchmark over a set period of time. The sub-adviser will use the NASDAQ Composite Index as the performance benchmark for the portfolio.

Companies identified by the sub-adviser for selection to the portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure and changes when interest rates move or when forecasts of future cash flows are revised.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

TECHNOLOGY RISK

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                    GCT- 1 Great Companies -- Technology(SM)

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2001                                                                            -36.94%
2002                                                                            -38.12%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter  12/31/01
Lowest:   (34.65)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                                 1 YEAR     (MAY 1, 2000)
                                 -------   ---------------
Great
  Companies -- Technology(SM)    (38.12)%      (39.38)%
NASDAQ Composite Index           (31.53)%      (32.76)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.21%      0.21%
                                            ----------------
TOTAL                                       1.01%      1.26%
Expense reduction(b)                        0.01%      0.01%
                                            ----------------
NET OPERATING EXPENSES                      1.00%      1.25%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                    GCT- 2 Great Companies -- Technology(SM)

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $321      $557      $1,235
Service Class                    $127     $399      $691      $1,522
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Great Companies, L.L.C.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80%

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani worked for Deloitte & Touche in Phoenix, Arizona and Wilton, Connecticut, most recently as Accounting Manager in the firm's national office.

                                      ATSF
                    GCT- 3 Great Companies -- Technology(SM)

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2002        2001       2000*
                                                              --------    --------    --------
Net asset value, beginning of year                            $  4.25     $  6.74     $ 10.00
                                                              -------     -------     -------
  Income from operations:
    Net investment income (loss)                                (0.03)      (0.03)      (0.01)
    Net realized and unrealized gain (loss) on investments      (1.59)      (2.46)      (3.25)
                                                              -------     -------     -------
      Net income (loss) from operations                         (1.62)      (2.49)      (3.26)
                                                              -------     -------     -------
  Distributions:
    Dividends from net investment income                         0.00        0.00        0.00
    Distributions from net realized gains on investments         0.00        0.00        0.00
                                                              -------     -------     -------
      Total distributions                                        0.00        0.00        0.00
                                                              -------     -------     -------
Net asset value, end of year                                  $  2.63     $  4.25     $  6.74
                                                              =======     =======     =======
Total return                                                   (38.12)%    (36.94)%    (32.60)%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $53,434     $56,885     $24,159
    Ratio of total expenses to average net assets                1.01%       0.99%       1.05%
    Ratio of net expenses to average net assets                  1.00%       0.99%       1.00%
    Ratio of net investment income (loss) to average net
     assets                                                     (0.79)%     (0.66)%     (0.16)%
    Portfolio turnover rate                                     86.20%      75.30%      48.23%

* Portfolio commenced operations on May 1, 2000.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                    GCT- 4 Great Companies -- Technology(SM)

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the significant risks associated with foreign investing.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Global
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus) seeks to achieve the portfolio's investment objective by investing principally in:

 - Common stocks of foreign and domestic issuers

 - Depositary receipts including ADRs, GDRs and EDRs

The portfolio may also use forward foreign currency contracts for hedging.

Janus' main strategy is to use a "bottom up" approach to build the portfolio's investment portfolio. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Foreign securities are generally selected on a stock-by-stock basis without regard to defined allocation among countries or geographic regions.

When evaluating foreign investments, Janus (in addition to looking at individual companies) considers such factors as:

 - Expected levels of inflation in various countries

 - Government policies that might affect business conditions

 - The outlook for currency relationships

 - Prospects for economic growth among countries, regions or geographic areas

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

DEPOSITARY RECEIPTS

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. They are subject to some of the same risks as direct investments in foreign securities, including currency risk. The regulatory requirements with respect to depositary receipts that are issued in sponsored and unsponsored programs are generally similar, but the issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the depositary receipts.


                                      ATSF
                              JGL- 1 Janus Global

FORWARD FOREIGN CURRENCY CONTRACTS

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline. Such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise.

Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the portfolio's limitation on investing in illiquid securities.

If the portfolio manager's judgment of markets proves incorrect or the strategy does not correlate well with a portfolio's investment, the use of such hedging transactions could result in a loss regardless of whether the intent was to reduce risk or increase return and may increase a portfolio's volatility. In addition, in the event that non-exchange traded forward currency contracts are used, such transactions could result in a loss if the counterparty to the transaction does not perform as promised.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                             35.05%
1994                                                                              0.25%
1995                                                                             23.06%
1996                                                                             27.74%
1997                                                                             18.75%
1998                                                                             30.01%
1999                                                                             71.10%
2000                                                                            -17.55%
2001                                                                            -22.84%
2002                                                                            -26.02%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   46.11%  Quarter  12/31/99
Lowest:   (20.75)% Quarter  12/31/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                              1 YEAR    5 YEARS   10 YEARS
                              -------   -------   --------
Janus Global                  (26.02)%   0.92 %    10.22%
Morgan Stanley Capital
  International World Index   (19.54)%  (1.76)%     6.70%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                              JGL- 2 Janus Global

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.12%      0.12%
                                   ----------------
TOTAL                              0.92%      1.17%
Expense reduction(b)                N/A        N/A
                                   ----------------
NET OPERATING EXPENSES             0.92%      1.17%
---------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02.
    Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 94     $293      $509      $1,131
Service Class                    $119     $372      $644      $1,420
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

MANAGEMENT FEE: As a percentage of the portfolio's average daily net assets -- 0.80%.

PORTFOLIO MANAGERS:

HELEN YOUNG HAYES, CFA and LAURENCE CHANG, CFA have served as co-portfolio managers of this portfolio since January 2000. Ms. Hayes has served as manager of this portfolio since its inception. She has been employed by Janus since 1987.

Mr. Chang has been employed by Janus since 1993.


                                      ATSF
                              JGL- 3 Janus Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                           2002         2001          2000          1999          1998
                                         --------    ----------    ----------    ----------    ----------
Net asset value, beginning of year       $  18.32    $    23.97    $    37.46    $    23.71    $    19.04
                                         --------    ----------    ----------    ----------    ----------
  Income from operations:
    Net investment income (loss)             0.09          0.10          0.02         (0.04)         0.05
    Net realized and unrealized gain
      (loss) on investments                 (4.82)        (5.57)        (6.06)        16.42          5.61
                                         --------    ----------    ----------    ----------    ----------
      Net income (loss) from operations     (4.73)        (5.47)        (6.04)        16.38          5.66
                                         --------    ----------    ----------    ----------    ----------
  Distributions:
    Dividends from net investment
      income                                (0.43)        (0.18)        (0.90)         0.00         (0.13)
    Distributions from net realized
      gains on investments                   0.00          0.00         (6.55)        (2.63)        (0.86)
                                         --------    ----------    ----------    ----------    ----------
      Total distributions                   (0.43)        (0.18)        (7.45)        (2.63)        (0.99)
                                         --------    ----------    ----------    ----------    ----------
Net asset value, end of year             $  13.16    $    18.32    $    23.97    $    37.46    $    23.71
                                         ========    ==========    ==========    ==========    ==========
Total return                               (26.02)%      (22.84)%      (17.55)%       71.10%        30.01%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                         $635,357    $1,082,192    $1,717,573    $1,926,210    $1,069,765
    Ratio of expenses to average net
      assets                                 0.92%         0.95%         0.89%         0.92%         0.95%
    Ratio of net investment income
      (loss) to average net assets           0.60%         0.50%         0.06%        (0.14)%        0.23%
    Portfolio turnover rate                 67.40%        83.21%        82.42%        68.10%        87.36%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                              JGL- 4 Janus Global

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(JANUS LOGO)    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity Securities

The portfolio's strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may underperform other portfolios that employ a different style. The portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                              JGR- 1 Janus Growth

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                              3.97%
1994                                                                             -8.31%
1995                                                                             47.12%
1996                                                                             17.96%
1997                                                                             17.54%
1998                                                                             64.47%
1999                                                                             59.67%
2000                                                                            -28.94%
2001                                                                            -28.20%
2002                                                                            -29.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter  12/31/99
Lowest:   (31.92)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Janus Growth              (29.92)%   (1.25)%    6.21%
S&P 500 Composite
  Stock Index             (22.09)%   (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.06%      0.06%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(b)                        0.01%      0.01%
                                           ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/03 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Subsequent to 5/01/03, operating expense limitation will be reduced to 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

    Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                              JGR- 2 Janus Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $274      $477      $1,061
Service Class                    $112     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Janus Capital Management LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80%.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                        FOR THE YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------
                                          2002          2001          2000          1999          1998
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year     $    32.65    $    47.34    $    78.00    $    59.94    $    36.84
                                       ----------    ----------    ----------    ----------    ----------
  Income from operations:
    Net investment income (loss)            (0.09)        (0.12)        (0.14)        (0.04)         0.12
    Net realized and unrealized gain
      (loss) on investments                 (9.68)       (13.24)       (21.10)        34.02         23.49
                                       ----------    ----------    ----------    ----------    ----------
      Net income (loss) from
         operations                         (9.77)       (13.36)       (21.24)        33.98         23.61
                                       ----------    ----------    ----------    ----------    ----------
  Distributions:
    Dividends from net investment
      income                                 0.00          0.00         (0.10)        (1.17)        (0.09)
    Distributions from net realized
      gains on investments                   0.00         (1.33)        (9.32)       (14.75)        (0.42)
                                       ----------    ----------    ----------    ----------    ----------
      Total distributions                    0.00         (1.33)        (9.42)       (15.92)        (0.51)
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, end of year           $    22.88    $    32.65    $    47.34    $    78.00    $    59.94
                                       ==========    ==========    ==========    ==========    ==========
Total return                               (29.92)%      (28.20)%      (28.94)%       59.67%        64.47%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                       $1,109,540    $1,892,586    $2,957,087    $4,141,240    $3,086,057
    Ratio of expenses to average net
      assets                                 0.86%         0.89%         0.82%         0.82%         0.83%
    Ratio of net investment income
      (loss) to average net assets          (0.33)%       (0.33)%       (0.18)%       (0.05)%        0.25%
    Portfolio turnover rate                 67.50%        60.30%        49.08%        70.95%        35.29%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                              JGR- 3 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 Index with a comparable level of risk
---------------------
The S&P 500 INDEX is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(J.P. MORGAN LOGO)    J.P. Morgan Enhanced Index
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. Industry by industry, the portfolio's weightings are similar to those of the S&P 500 Index. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. A team of more than 20 analysts dedicated to U.S. equities, with an average of over ten years of experience, follows over 650 large- and medium-sized U.S. companies. The research goal is to provide insight into a company's real growth potential.

 - VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing between 200 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

   - catalysts that could trigger a rise in a stock's price

   - high potential reward compared to potential risk

   - temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term fixed income instruments including:

 - U.S. government securities

 - bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - repurchase agreements

 - short-term bonds and notes with remaining maturities of 13 months or less

                                      ATSF
                      JPMEI- 1 J.P. Morgan Enhanced Index

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the sub-adviser overweights fixed income markets or industries where there are significant declines.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1998                                                              31.39%
1999                                                              18.16%
2000                                                             -10.92%
2001                                                             -11.98%
2002                                                             -24.59%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    22.37%  Quarter  12/31/98
Lowest:    (17.69)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                        1 YEAR    5 YEAR    (MAY 2, 1997)
                        -------   ------   ---------------
J.P. Morgan Enhanced
  Index                 (24.59)%  (1.70)%        2.15%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%        3.12%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

                                      ATSF
                      JPMEI- 2 J.P. Morgan Enhanced Index

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)
% of average daily net assets

                              CLASS OF SHARES
                             INITIAL    SERVICE
-----------------------------------------------
Management fees                0.75%      0.75%
Rule 12b-1 fees                 N/A       0.25%
Other expenses                 0.10%      0.10%
                               ----------------
TOTAL                          0.85%      1.10%
Expense reduction(b)            N/A        N/A
                               ----------------
NET OPERATING EXPENSES         0.85%      1.10%
----------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $271      $471      $1,049
Service Class                    $112     $350      $606      $1,340
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: J.P. Morgan Investment Management Inc.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75%

PORTFOLIO MANAGERS: An investment advisory group makes the portfolio's day-to-day investment decisions. The advisory group also manages the JP Morgan Smart Index Fund.

                                      ATSF
                      JPMEI- 3 J.P. Morgan Enhanced Index

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                             YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                           2002         2001         2000         1999           1998
                                         --------     --------     --------     --------     ------------
Net asset value, beginning of year       $  13.24     $  15.13     $  18.16     $  16.08       $ 12.29
                                         --------     --------     --------     --------       -------
Income from operations:
  Net investment income (loss)               0.08         0.06         0.07         0.08          0.04
  Net realized and unrealized gain
    (loss) on investments                   (3.33)       (1.86)       (1.99)        2.78          3.81
                                         --------     --------     --------     --------       -------
    Net income (loss) from operations       (3.25)       (1.80)       (1.92)        2.86          3.85
                                         --------     --------     --------     --------       -------
Distributions:
  Dividends from net investment income      (0.05)       (0.09)       (0.08)       (0.03)        (0.02)
  Distributions from net realized gains
    on investments                           0.00         0.00        (1.03)       (0.75)        (0.04)
                                         --------     --------     --------     --------       -------
    Total distributions                     (0.05)       (0.09)       (1.11)       (0.78)        (0.06)
                                         --------     --------     --------     --------       -------
Net asset value, end of year             $   9.94     $  13.24     $  15.13     $  18.16       $ 16.08
                                         ========     ========     ========     ========       =======
Total return                               (24.59)%     (11.98)%     (10.92)%      18.16%        31.39 %
Ratios and supplemental data:
  Net assets at end of year (in
    thousands)                           $159,257     $150,777     $156,517     $153,967       $64,058
  Ratio of total expenses to average
    net assets                               0.85%        0.87%        0.87%        0.78%         1.10 %
  Ratio of net expenses to average net
    assets                                   0.85%        0.87%        0.87%        0.78%         1.10 %
  Ratio of net investment income (loss)
    to average net assets                    0.72%        0.43%        0.53%        0.73%         0.48 %
  Portfolio turnover rate                   55.61%          56%          68%          56%           78 %

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
                      JPMEI- 4 J.P. Morgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks consistent total return, achieved through a diversified portfolio of both equities and fixed-income securities. The equity portion is designed to provide capital appreciation, with bonds used to generate current income, minimize overall portfolio volatility, and insulate against a downside risk.

(LKCM LOGO)    LKCM Strategic Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks preservation of capital and long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Luther King Capital Management Corporation
(LKCM), seeks to achieve the portfolio's investment objective by investing primarily in:
 - Common stocks
 - Securities convertible into common stocks

 - Government bonds and corporate bonds

The portfolio seeks to invest in both equity and fixed-income securities to achieve long-term capital appreciation. In selecting such securities, LKCM looks for companies with strong fundamental characteristics. It considers factors such as:

 - Management integrity

 - Balance sheet quality

 - Cash flow generation

 - Earnings and dividend history and outlook

 - Profitability levels

 - Market positions

In some cases, LKCM bases its selections on other factors. For example, some securities may be bought at an apparent discount to their appropriate value of a company's underlying assets, with the anticipation that the discount will narrow over time.

The portfolio seeks to achieve an income yield greater than the average yield of the stocks in the S&P 500.

The portfolio invests mainly in the stocks and bonds of companies with established operating histories and strong fundamental characteristics. The majority of the stocks the portfolio buys will be listed on a national exchange or traded on NASDAQ or domestic over-the-counter markets.

LKCM closely analyzes a company's financial status and a security's valuation in an effort to control risk at the individual level. In addition, the growth elements of the portfolio's equity investments drive capital appreciation.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                    LKCM STR- 1 LKCM Strategic Total Return

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results,

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1994                                                               -0.53%
1995                                                               24.66%
1996                                                               15.00%
1997                                                               21.85%
1998                                                                9.64%
1999                                                               12.07%
2000                                                               -3.76%
2001                                                               -2.18%
2002                                                              -10.55%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  13.06%  Quarter  06/30/97
Lowest:   (8.52)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                           SINCE INCEPTION
                        1 YEAR   5 YEARS   (MARCH 1, 1993)
                        ------   -------   ---------------
LKCM Strategic Total
  Return                (10.55)%   0.68 %       7.52%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%       9.25%
Lehman Brothers
  Intermediate U.S.
  Government/ Credit
  Index                   9.84 %   7.49 %       6.81%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES()a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                           -----------------
TOTAL                                       0.87%      1.12%
Expense reduction(b)                         N/A        N/A
                                           -----------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                    LKCM STR- 2 LKCM Strategic Total Return

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 89     $278      $482      $1,073
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Luther King Capital Management Corporation

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.80% of the first $250 million;
0.775% over $250 million up to $500 million;
0.75% over $500 million up to $750 million;
0.70% over $750 million up to $1 billion; and 0.60% over $1 billion.

PORTFOLIO MANAGERS:

LUTHER KING, JR., CFA and SCOT C. HOLLMANN, CFA have co-managed this portfolio since inception.

Mr. King has been a portfolio manager and the president and chief executive officer of Luther King since 1979.

Mr. Hollmann has been a portfolio manager and vice president of Luther King since 1983.

                                      ATSF
                    LKCM STR- 3 LKCM Strategic Total Return

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  14.43    $  14.90    $  16.85    $  16.40    $  15.62
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.31        0.34        0.35        0.34        0.39
    Net realized and unrealized gain (loss) on
      investments                                  (1.82)      (0.66)      (0.97)       1.59        1.09
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (1.51)      (0.32)      (0.62)       1.93        1.48
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.42)      (0.07)      (0.32)      (0.35)      (0.38)
    Distributions from net realized gains on
      investments                                   0.00       (0.08)      (1.01)      (1.13)      (0.32)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.42)      (0.15)      (1.33)      (1.48)      (0.70)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  12.50    $  14.43    $  14.90    $  16.85    $  16.40
                                                ========    ========    ========    ========    ========
Total return                                      (10.55)%     (2.18)%     (3.76)%     12.07%       9.64%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $325,790    $451,577    $558,924    $624,416    $592,312
    Ratio of expenses to average net assets         0.87%       0.89%       0.85%       0.86%       0.86%
    Ratio of net investment income (loss) to
      average net assets                            2.28%       2.37%       2.20%       2.02%       2.43%
    Portfolio turnover rate                        13.93%      16.16%      51.66%      45.42%      49.20%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                    LKCM STR- 4 LKCM Strategic Total Return

(PBHG FUNDS LOGO)    PBHG Mid Cap Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pilgrim Baxter & Associates, Ltd. (Pilgrim Baxter), seeks to achieve the portfolio's objective by investing principally in:

 - Common Stocks

The portfolio invests primarily in companies that Pilgrim Baxter believes have strong business momentum, earnings growth and capital-appreciation potential. In seeking capital appreciation, Pilgrim Baxter normally invests at least 80% of the portfolio's total assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalization of the companies in the Russell Mid Cap(R) Growth Index at the time of investment.

Pilgrim Baxter expects to focus on those growth securities whose market capitalizations or annual revenues range between $500 million and $10 billion.

Pilgrim Baxter uses its own fundamental research and proprietary measures of growth and business momentum in managing this portfolio.

Pilgrim Baxter's decision to sell a stock depends on many factors. Generally speaking, Pilgrim Baxter considers selling a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

The portfolio invests principally in common stocks of medium-sized companies. While Pilgrim Baxter does not currently, it may, to a lesser extent, elect to invest in options and futures contracts for hedging and risk management, and may also invest in foreign securities, warrants and rights or in other securities and employ other investment strategies in pursuit of the portfolio's investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

SMALL-CAP AND GROWTH COMPANIES

Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Also, growth stocks can experience steep price declines if the company's earnings disappoint investors.

CONVERTIBLE SECURITIES

As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect

                                      ATSF
                         PBHGMCG- 1 PBHG Mid Cap Growth
charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                                            -14.39%
2001                                                                            -35.92%
2002                                                                            -28.39%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   51.48%  Quarter  12/31/99
Lowest:   (37.25)% Quarter  03/31/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                              1 YEAR     (MAY 3, 1999)
                              -------   ---------------
PBHG Mid Cap Growth           (28.39)%        (9.31)%
Russell Midcap Growth Index   (27.41)%        (8.71)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.89%      0.89%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.16%      0.16%
                                            ----------------
TOTAL                                       1.05%      1.30%
Expense reduction(b)                        0.05%      0.05%
                                            ----------------
NET OPERATING EXPENSES                      1.00%      1.25%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $102     $329      $575      $1,278
Service Class                    $127     $407      $708      $1,563
---------------------------------------------------------------------

                                      ATSF
                         PBHGMCG- 2 PBHG Mid Cap Growth

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pilgrim Baxter & Associates, Ltd.

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:

0.90% of the first $100 million;

0.80% over $100 million

PORTFOLIO MANAGER:

GARY L. PILGRIM, CFA has served as portfolio manager of the portfolio since March 2001. Mr. Pilgrim is the President of Pilgrim Baxter. He has over 30 years of investment experience.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------
                                                               2002        2001        2000       1999*
                                                             --------    --------    --------    -------
Net asset value, beginning of year                           $   9.65    $  15.06    $  17.75    $ 10.00
                                                             --------    --------    --------    -------
  Income from operations:
    Net investment income (loss)                                (0.06)      (0.05)      (0.03)     (0.03)
    Net realized and unrealized gain (loss) on investments      (2.68)      (5.36)      (2.46)      7.83
                                                             --------    --------    --------    -------
      Net income (loss) from operations                         (2.74)      (5.41)      (2.49)      7.80
                                                             --------    --------    --------    -------
  Distributions:
    Dividends from net investment income                         0.00        0.00       (0.20)     (0.05)
    Distributions from net realized gains on investments         0.00        0.00        0.00       0.00
                                                             --------    --------    --------    -------
      Total distributions                                        0.00        0.00       (0.20)     (0.05)
                                                             --------    --------    --------    -------
Net asset value, end of year                                 $   6.91    $   9.65    $  15.06    $ 17.75
                                                             ========    ========    ========    =======
Total return                                                   (28.39)%    (35.92)%    (14.39)%    78.00%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                 $102,815    $139,293    $217,307    $37,201
    Ratio of total expenses to average net assets                1.05%       1.08 %      0.92 %     1.40 %
    Ratio of net expenses to average net assets                  1.00%       1.00 %      0.92%      1.00%
    Ratio of net investment income (loss) to average net
      assets                                                    (0.78)%     (0.47)%     (0.14)%    (0.30)%
    Portfolio turnover rate                                    174.58%     177.19 %    132.70%    155.71%

* Portfolio commenced operations on May 3, 1999.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                         PBHGMCG- 3 PBHG Mid Cap Growth

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

[PIMCO LOGO]    PIMCO Total Return
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

FOREIGN SECURITIES

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                          PIMCO- 1 PIMCO Total Return

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------
Because the portfolio has not been in operation for one full calendar year, performance history is not included. The portfolio offers two share classes, an Initial Class and a Service Class.
Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date. Past performance is not a prediction of future results.
Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.70%      0.70%
Rule 12b-1 fees                     N/A       0.25%
Other expenses                     0.08%      0.08%
                                   ----------------
TOTAL                              0.78%      1.03%
Expense reduction(b)                N/A        N/A
                                   ----------------
NET OPERATING EXPENSES             0.78%      1.03%
---------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $105     $328      $569      $1,259
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Pacific Investment Management Company LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.70%.

PORTFOLIO MANAGER:

The portfolio is managed by Pacific Investment Management Company LLC.

WILLIAM H. GROSS, CFA, Chief Investment Officer and founding partner of PIMCO is head of the investment team which manages the portfolio. He has over 30 years experience. Mr. Gross is one of the founders of PIMCO and serves as manager of other PIMCO funds.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
-----------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME
                                      ATSF
                          PIMCO- 2 PIMCO Total Return

THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown with and without the deductions of any applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                       AS OF DECEMBER 31, 2002
                                                                          (WITH SALES LOADS)
                                                            ----------------------------------------------
                                                 INCEPTION  TOTAL                           10 YEARS
ATSF PORTFOLIO      SIMILAR SUB-ADVISER FUND(1)    DATE     ASSETS   1 YEAR  5 YEARS  (OR SINCE INCEPTION)
--------------      ---------------------------  ---------  ------   ------  -------  --------------------
PIMCO Total Return      PIMCO Total Return        5/11/87   $7.0B    4.75%    6.67%          7.30%
                                                  Class A

                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                                      (WITHOUT SALES LOADS)
                                                          ----------------------------------------------
                                               INCEPTION  TOTAL                           10 YEARS
ATSF PORTFOLIO      SIMILAR SUB-ADVISER FUND     DATE     ASSETS   1 YEAR  5 YEARS  (OR SINCE INCEPTION)
--------------      -------------------------  ---------  ------   ------  -------  --------------------
PIMCO Total Return     PIMCO Total Return       5/11/87   $7.0B    9.69%    7.66%          7.80%
                                                Class A

(1) PIMCO Total Return has a 4.5% sales load on Class A Shares. It also offers other classes with different fees and expenses.

                                      ATSF
                          PIMCO- 3 PIMCO Total Return

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                               FOR THE YEAR ENDED
                                                                  DECEMBER 31,
                                                                     2002*
                                                               ------------------
Net asset value, at inception                                       $  10.00
                                                                    --------
  Income from operations:
    Net investment income (loss)                                        0.20
    Net realized and unrealized gain (loss) on investments              0.42
                                                                    --------
      Net income (loss) from operations                                 0.62
                                                                    --------
  Distributions:
    Dividends from net investment income                                0.00
    Distributions from net realized gains on investments                0.00
                                                                    --------
      Total distributions                                               0.00
                                                                    --------
Net asset value, end of year                                        $  10.62
                                                                    ========
Total return                                                            6.20%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                        $385,405
    Ratio of expenses to average net assets                             0.78%
    Ratio of net investment income (loss) to average net
     assets                                                             2.86%
    Portfolio turnover rate                                           301.95%

* Portfolio commenced operations on May 1, 2002.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses, and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

                                      ATSF
                          PIMCO- 4 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON LOGO)    Salomon All Cap
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital appreciation.
[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve the portfolio's investment objective by investing principally in:

 - Common stocks

 - Convertible securities

To a lesser extent, the portfolio may invest in:

 - Cash and cash equivalents

This portfolio is non-diversified. The portfolio will primarily invest in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

In seeking capital appreciation, the portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small- to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. While SaBAM selects investments primarily for their capital appreciation potential, it may also consider a company's dividend-paying record and the potential for an improved dividend return. The portfolio may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

 - Low market valuations measured by SaBAM's valuation models.

 - Positive changes in earnings prospects because of factors, such as:

     New, improved or unique products and services

     New or rapidly expanding markets for the company's products

     New management

     Changes in the economic, financial, regulatory or political environment particularly affecting the company

     Effective research, product development and marketing

     A business strategy not yet recognized by the marketplace.

[STOPLITE ICON]

PRIMARY RISKS
---------------------------------

NON-DIVERSIFICATION

To the extent the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors
                                      ATSF
                             SAC- 1 Salomon All Cap
affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

2000                                                             18.30%
2001                                                              2.09%
2002                                                            -24.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   13.19%  Quarter  12/31/99
Lowest:   (20.03)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                        SINCE INCEPTION
                              1 YEAR     (MAY 3, 1999)
                              ------    ---------------
Salomon All Cap               (24.71)%        1.36%
Russell 3000 Index            (21.54)%       (8.58)%

* Initial Class shares; information in not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATSF
                             SAC- 2 Salomon All Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.83%      0.83%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                            ----------------
TOTAL                                       0.91%      1.16%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/ Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 93     $290      $504      $1,120
Service Class                    $118     $368      $638      $1,409
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
---------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Salomon Brothers Asset Management Inc

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90% up to $100 million; 0.80% over $100 million.

PORTFOLIO MANAGERS:

JOHN B. GOODE is a co-portfolio manager of this portfolio. Mr. Goode has 33 years of investment experience, all with SaBAM and its affiliates.

PETER J. HABLE is co-portfolio manager of this portfolio. Mr. Hable has 18 years of industry experience, all with SaBAM and its affiliates.
                                      ATSF
                             SAC- 3 Salomon All Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------
                                                                2002        2001       2000       1999*
                                                              --------    --------    -------    -------
Net asset value, beginning of year                            $  13.06    $  12.99    $ 11.18    $ 10.00
                                                              --------    --------    -------    -------
  Income from operations:
    Net investment income (loss)                                  0.06        0.19       0.14       0.08
    Net realized and unrealized gain (loss) on investments       (3.28)       0.09       1.90       1.48
                                                              --------    --------    -------    -------
      Net income (loss) from operations                          (3.22)       0.28       2.04       1.56
                                                              --------    --------    -------    -------
  Distributions:
    Dividends from net investment income                         (0.10)      (0.20)     (0.20)     (0.38)
    Distributions from net realized gains on investments         (0.04)      (0.01)     (0.03)      0.00
                                                              --------    --------    -------    -------
      Total distributions                                        (0.14)      (0.21)     (0.23)     (0.38)
                                                              --------    --------    -------    -------
Net asset value, end of year                                  $   9.70    $  13.06    $ 12.99    $ 11.18
                                                              ========    ========    =======    =======
Total return                                                    (24.71)%      2.09%     18.30%     15.57%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $308,823    $287,881    $85,730    $ 6,686
    Ratio of total expenses to average net assets                 0.91%       1.00%      1.25%      2.87%
    Ratio of net expenses to average net assets                   0.91%       1.00%      1.00%      1.00%
    Ratio of net investment income (loss) to average net
      assets                                                      0.56%       1.43%      1.11%      1.09%
    Portfolio turnover rate                                     134.48%      83.12%    117.91%    216.29%

* Portfolio commenced operations on May 3, 1999.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver.

                                      ATSF
                             SAC- 4 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Equity
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities

TIM invests at least 80% of its assets in a diversified selection of domestic equity securities of growth companies of any size. TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it invests in these securities, the portfolio may not be able to achieve its investment objective.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

(1) Information prior to May 1, 2002 is for the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.
                                      ATSF
                           TE- 1 Transamerica Equity

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1993                                                                  22.2%
1994                                                                  7.19%
1995                                                                 52.84%
1996                                                                 27.36%
1997                                                                  46.5%
1998                                                                 43.28%
1999                                                                 37.79%
2000                                                                 -9.69%
2001                                                                -17.63%
2002                                                                -22.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter  12/31/99
Lowest:   (18.38)% Quarter  09/30/01

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                            1 YEAR   5 YEARS   10 YEARS
                            ------   -------   --------
Transamerica Equity         (22.24)%   2.69 %   15.80%
S&P 500 Composite Stock
  Index                     (22.09)%  (0.58)%    9.34%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.07%      0.07%
                                            ----------------
TOTAL                                       0.82%      1.07%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 0.85%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $590      $1,306
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.75%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA. Mr. Van Harte is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Portfolio Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at

                                      ATSF
                           TE- 2 Transamerica Equity

Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
    ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
    --------------       ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Equity      Transamerica Premier       10/2/95     $111.2M    (24.43)%  (0.87)%          8.36%
                           Equity Fund(1)

(1) This fund does not have a sales load.

                                      ATSF
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance of the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  17.67    $  21.78    $  26.61    $  19.36    $  14.75
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                   (0.04)      (0.07)      (0.14)      (0.09)      (0.01)
    Net realized and unrealized gain (loss) on
      investments                                  (3.89)      (3.77)      (2.23)       7.40        6.38
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (3.93)      (3.84)      (2.37)       7.31        6.37
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income            0.00        0.00        0.00        0.00        0.00
    Dividends from net realized gains on
      investments                                   0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
      Total distributions                           0.00       (0.27)      (2.46)      (0.06)      (1.76)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  13.74    $  17.67    $  21.78    $  26.61    $  19.36
                                                ========    ========    ========    ========    ========
Total return                                      (22.24)%    (17.63)%     (9.69)%     37.79%      43.28%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $370,216    $244,735    $254,920    $238,655    $107,892
    Ratio of total expenses to average net
      assets                                        0.82%       0.91%       0.86%       0.90%       0.96%
    Ratio of net expenses to average net
      assets                                        0.82%       0.85%       0.85%       0.85%       0.85%
    Ratio of net investment income (loss) to
      average net assets                           (0.24)%     (0.39)%     (0.60)%     (0.49)%     (0.32)%
    Portfolio turnover rate                        22.98%      51.23%      37.76%      28.79%      34.41%

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Ratio of net expenses to average net assets is net of the advisory fee waiver and fees paid indirectly.

                                      ATSF
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

(TRANSAMERICA LOGO)    Transamerica Growth Opportunities
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to meet the portfolio's investment objective by investing primarily in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - strong potential for steady growth

 - high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the portfolio's principal investment strategies). To the extent it is invested in these securities, the portfolio may not be able to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small and medium sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets,or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATSF
                    TGO- 1 Transamerica Growth Opportunities

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.
Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

                            2002
                            ----
-14.31

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    8.14%  Quarter   3/31/02
Lowest:   (16.80)% Quarter   9/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                         SINCE INCEPTION
                                1 YEAR    (MAY 1, 2001)
                                ------   ---------------
Transamerica Growth
  Opportunities                 (14.31)%      (2.56)%
Russell 2000                    (20.48)%     (11.96)%
Russell 2500 Growth             (29.09)%     (20.27)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES()a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.27%      0.27%
                                            ----------------
TOTAL                                       1.12%      1.37%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      1.12%      1.37%
------------------------------------------------------------

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

                                      ATSF
                    TGO- 2 Transamerica Growth Opportunities

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $114     $356      $617      $1,363
Service Class                    $139     $434      $750      $1,646
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

INVESTMENT ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85%

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD PORTFOLIO CO-MANAGER: CHRISTOPHER J. BONAVICO, CFA. Mr. Bonavico is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Bonavico is the Co-Manager of the Transamerica Premier Focus Fund and the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the aggressive growth and small/mid growth discipline. Prior to joining Transamerica, Mr. Bonavico worked as a research analyst for Salomon Brothers. He joined Transamerica in 1993 and has 14 years of investment experience. Mr. Bonavico received a B.S. in economics from the University of Delaware and is a Chartered Financial Analyst.

LEAD PORTFOLIO CO-MANAGER SINCE 2001: KENNETH F. BROAD, CFA. Mr. Broad is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Broad is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the small/mid growth discipline. Prior to joining Transamerica, Mr. Broad was Vice President and Portfolio Manager with Franklin Templeton Group. He joined Transamerica in 2000 and has eight years of investment experience. Mr. Broad holds an M.B.A. from the University of California at Los Angeles and received his B.S. in economics from Colgate University. He is a Chartered Financial Analyst.

[QUESTIONMARK ICON]
SIMILAR SUB-ADVISER FUND PERFORMANCE
------------------------------------------------------------------

The portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser (and portfolio manager) and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AND PORTFOLIO MANAGER AS THE PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. The portfolio's future performance may be

                                      ATSF
                    TGO- 3 Transamerica Growth Opportunities greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of the portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by ATFA.

The tables for the portfolio's respective Similar Sub-Adviser Fund include the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2002.

These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than the portfolio. The average annual total returns for the Similar Sub-Adviser Funds are shown without the deductions of any applicable sales load as the fund included does not have a sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "SIMILAR SUB-ADVISER FUNDS.")

(See the SAI for more information about the portfolio's performance.)

                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                --------------------------------------------------
                                                    INCEPTION    TOTAL                              10 YEARS
    ATSF PORTFOLIO       SIMILAR SUB-ADVISER FUND     DATE      ASSETS    1 YEAR    5 YEARS   (OR SINCE INCEPTION)
    --------------       ------------------------   ---------   -------   -------   -------   --------------------
Transamerica Growth      Transamerica Premier       6/30/97     $  84.5M   (18.50)%  10.45%          13.97%
  Opportunities            Growth Opportunities
                           Fund(1)

(1) This fund does not have a sales load.

                                      ATSF
                    TGO- 4 Transamerica Growth Opportunities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                                 FOR THE YEAR
                                                              ENDED DECEMBER 31,
                                                              -------------------
                                                               2002        2001*
                                                              -------     -------
Net asset value, beginning of year                            $ 11.18     $10.00
                                                              -------     ------
  Income from operations:
    Net investment income (loss)                                (0.05)     (0.01)
    Net realized and unrealized gain (loss) on investments      (1.55)      1.19
                                                              -------     ------
      Net income (loss) from operations                         (1.60)      1.18
                                                              -------     ------
  Distributions:
    Dividends from net investment income                         0.00       0.00
    Dividends from net realized gains on investments             0.00       0.00
                                                              -------     ------
      Total distributions                                        0.00       0.00
                                                              -------     ------
Net asset value, end of year                                  $  9.58     $11.18
                                                              =======     ======
Total return                                                   (14.31)%    11.80%
Ratios and supplemental data:
    Net assets at end of year (in thousands)                  $95,613     $5,581
    Ratio of total expenses to average net assets                1.12%      5.89%
    Ratio of net expenses to average net assets                  1.12%      1.20%
    Ratio of net investment income (loss) to average net
     assets                                                     (0.49)%    (0.47)%
    Portfolio turnover rate                                     13.50%      3.96%

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

 *  Portfolio commenced operations on May 2, 2001.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is net of the advisory fee waiver.

                                      ATSF
                    TGO- 5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

(TRANSAMERICA LOGO)   Transamerica Value Balanced
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks preservation of capital and competitive investment returns.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC,
(TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market funds

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Index (Russell 1000), a widely recognized unmanaged index of market performance. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $9.9 billion; the medium market capitalization was approximately $3.7 billion.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio's principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. The risks include:

 - changes in interest rates

 - length of time to maturity

 - issuers defaulting on their obligations to pay interest or return principal

 - statistical models

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATSF
                       TVB- 1 Transamerica Value Balanced

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The
Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.

TOTAL RETURN
(per calendar year)
[PERFORMANCE GRAPH]

1995                                                               20.09%
1996                                                               14.42%
1997                                                               16.59%
1998                                                                8.33%
1999                                                               -5.64%
2000                                                               17.55%
2001                                                                2.16%
2002                                                              -13.82%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.04%  Quarter  12/31/02
Lowest:   (12.82)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                             SINCE INCEPTION
                       1 YEAR     5 YEARS   (JANUARY 3, 1995)
                       -------    -------   -----------------
Transamerica Value
  Balanced             (13.82)%     1.13%           6.83%
Russell 1000 Value
  Index                (15.52)%     1.16%          11.62%
Lehman Brothers
  Intermediate U.S.
  Government/Credit
  Index                  9.84 %     7.49%           8.04%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                            ----------------
TOTAL                                       0.83%      1.08%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                       TVB- 2 Transamerica Value Balanced

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 85     $265      $460      $1,025
Service Class                    $110     $343      $595      $1,317
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Transamerica Investment Management, LLC

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.75%.

PORTFOLIO MANAGERS:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA. Mr. Riazzi is Chief Executive Officer and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Riazzi manages sub-advisedfunds and separate accounts in the value discipline. Prior to joining Transamerica in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since inception. Mr. Riazzi holds a B.A. in economics from Kenyon College and is a Chartered Financial Analyst. He has 17 years of investment experience.

LEAD FIXED INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

                                      ATSF
                       TVB- 3 Transamerica Value Balanced

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                  2002        2001        2000        1999        1998
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year              $  13.29    $  13.19    $  12.13    $  13.35    $  13.61
                                                --------    --------    --------    --------    --------
  Income from operations:
    Net investment income (loss)                    0.33        0.36        0.43        0.39        0.41
    Net realized and unrealized gain (loss) on
      investments                                  (2.20)      (0.07)       1.68       (1.14)       0.71
                                                --------    --------    --------    --------    --------
      Net income (loss) from operations            (1.87)       0.29        2.11       (0.75)       1.12
                                                --------    --------    --------    --------    --------
  Distributions:
    Dividends from net investment income           (0.28)      (0.19)      (0.55)      (0.41)      (0.39)
    Distributions from net realized gains on
      investments                                  (0.48)       0.00       (0.50)      (0.06)      (0.99)
                                                --------    --------    --------    --------    --------
      Total distributions                          (0.76)      (0.19)      (1.05)      (0.47)      (1.38)
                                                --------    --------    --------    --------    --------
Net asset value, end of year                    $  10.66    $  13.29    $  13.19    $  12.13    $  13.35
                                                ========    ========    ========    ========    ========
Total return                                      (13.82)%      2.16%      17.55%      (5.64)%      8.33%
Ratios and supplemental data:
    Net assets at end of year (in thousands)    $247,459    $235,355    $215,675    $261,707    $365,738
    Ratio of expenses to average net assets         0.83%       0.89%       0.87%       0.87%       0.86%
    Ratio of net investment income (loss) to
      average net assets                            2.84%       2.70%       3.42%       2.99%       2.93%
    Portfolio turnover rate                       123.25%      53.75%      19.57%      88.78%      76.62%

(1) Prior to August 24, 2001, this portfolio was sub-advised by Dean Investment Associates.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                       TVB- 4 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and are comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain countries, sectors or industries within the overall market.

(VAN KAMPEN LOGO) Van Kampen Active International Allocation
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term capital appreciation. The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

[CHESS PIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Morgan Stanley Investment Management Inc. (Van Kampen) seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) fundamental change; and (iii) market momentum/technicals.

Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia, & Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global and regional allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the Portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for a country, sector or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights certain international equity markets or industries where there are significant returns, and could lose value if the sub-adviser overweights certain international equity markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of the factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

                                      ATSF
              VKAIA- 1 Van Kampen Active International Allocation

DERIVATIVES

Derivatives may be used to hedge against an opposite position that a portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

Derivatives may also be used to maintain a portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a portfolio that invests in foreign securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE (a)
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN

(per calendar year)
[PERFORMANCE GRAPH]

1993                                                               18.48%
1994                                                               -5.67%
1995                                                               10.37%
1996                                                               15.23%
1997                                                                2.54%
1998                                                               15.44%
1999                                                               32.35%
2000                                                              -18.26%
2001                                                              -22.96%
2002                                                              -16.97%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   23.26%  Quarter  12/31/99
Lowest:   (17.80)% Quarter  09/30/02

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                            1 YEAR   5 YEARS    10 YEARS
                            ------   --------   ---------
Van Kampen Active
  International Allocation  (16.97)%  (4.39)%      1.54%
Morgan Stanley Capital
  International -- Europe,
  Austrialasia & Far East
  Index (MSCI EAFE Index)   (15.66)%  (2.62)%     (4.30)%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

(a) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002. Prior to that date, a different firm managed the portfolio and the performance prior to May 1, 2002 is attributable to that firm.

                                      ATSF
              VKAIA- 2 Van Kampen Active International Allocation

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                    CLASS OF SHARES
                                   INITIAL    SERVICE
-----------------------------------------------------
Management fees                      0.90%      0.90%
Rule 12b-1 fees                       N/A       0.25%
Other expenses                       0.27%      0.27%
                                     ----------------
TOTAL                                1.17%      1.42%
Expense reduction(b)                 0.18%      0.18%
                                     ----------------
NET OPERATING EXPENSES               0.99%      1.24%
----------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) from January 1, 2003 through 4/30/04 for expenses that exceed 0.99%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.99%. Current or future fund operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the fund's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the fund. Such brokerage commissions will be used solely to offset fund expenses after giving full effect to ATFA's contractual arrangement.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $101     $354      $626      $1,404
Service Class                    $126     $432      $759      $1,686
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management Inc., does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen".

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.90%

PORTFOLIO MANAGER: This portfolio is managed by Van Kampen's Active International Allocation team. Ann D. Thivierge, Managing Director, is a current member of the team.

                                      ATSF
              VKAIA- 3 Van Kampen Active International Allocation

[MONEY ICON]
FINANCIAL HIGHLIGHTS (1)
--------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each portfolio (assuming reinvestment of all distributions). The information for the period ended December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report; information through December 31, 2001 has been derived from financial statements audited by other independent auditors. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              2002         2001         2000         1999         1998
                                            --------     --------     --------     --------     --------
Net asset value, beginning of year          $   9.16     $  15.18     $  20.88     $  16.19     $  14.21
                                            --------     --------     --------     --------     --------
Income from operations:
  Net investment income (loss)                  0.08         0.03         0.03         0.10         0.12
  Net realized and unrealized gain (loss)
    on investments                             (1.63)       (3.09)       (3.68)        5.02         2.08
                                            --------     --------     --------     --------     --------
    Net income (loss) from operations          (1.55)       (3.06)       (3.65)        5.12         2.20
                                            --------     --------     --------     --------     --------
Distributions:
  Dividends from net investment income         (0.02)        0.00        (0.03)       (0.26)       (0.11)
  Distributions from net realized gains on
    investments                                 0.00        (2.96)       (2.02)       (0.17)       (0.11)
                                            --------     --------     --------     --------     --------
    Total distributions                        (0.02)       (2.96)       (2.05)       (0.43)       (0.22)
                                            --------     --------     --------     --------     --------
Net asset value, end of year                $   7.59     $   9.16     $  15.18     $  20.88     $  16.19
                                            ========     ========     ========     ========     ========
Total return                                  (16.97)%     (22.96)%     (18.26)%      32.35%       15.44%
Ratios and supplemental data:
  Net assets at end of year (in thousands)  $101,056     $123,986     $186,664     $228,655     $184,856
  Ratio of total expenses to average net
    assets                                      1.17%        1.09%        1.07%        1.00%        1.10%
  Ratio of net expenses to average net
    assets                                      1.17%        1.01%        0.98%        0.91%        0.98%
  Ratio of net investment income (loss) to
    average net assets                          1.01%        0.26%        0.15%        0.73%        0.76%
  Portfolio turnover rate                     118.46%          39%          63%          30%          21%

(1) Effective May 1, 2002, Van Kampen became the portfolio's investment adviser.

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the year ended December 31, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

                                      ATSF
              VKAIA- 4 Van Kampen Active International Allocation

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management Inc. (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices,the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATSF
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below give an indication of the portfolio's risk and performance. The portfolio offers two share classes, an Initial Class and a Service Class. Service Class shares were introduced May 1, 2003. The chart shows changes in the portfolio's Initial Class performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. Initial Class shares and Service Class shares have different expense structures.

Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]

1994                                                                  -7.36%
1995                                                                  46.79%
1996                                                                  18.88%
1997                                                                  21.45%
1998                                                                  37.33%
1999                                                                 105.16%
2000                                                                 -11.92%
2001                                                                 -33.23%
2002                                                                 -33.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      62.73%  Quarter   12/31/99
Lowest:      (25.80)% Quarter   12/31/00

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2002)

                                                 SINCE
                                               INCEPTION
                        1 YEAR    5 YEARS   (MARCH 1, 1993)
                        -------   -------   ---------------
Van Kampen Emerging
  Growth                (33.06)%   2.10 %         10.69%
S&P 500 Composite
  Stock Index           (22.09)%  (0.58)%          9.25%

* Initial Class shares; information is not included for Service Class shares, as they were offered as of May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                              N/A       0.25%
Other expenses                              0.08%      0.08%
                                            ----------------
TOTAL                                       0.88%      1.13%
Expense reduction(b)                         N/A        N/A
                                            ----------------
NET OPERATING EXPENSES                      0.88%      1.13%
----------------

(a) Annual portfolio operating expenses for Initial Class are based on the portfolio's expenses for the fiscal year ended 12/31/02. Expenses for Service Class are based on Initial Class because Service Class commenced operations on 5/01/03.
(b) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 4/30/04 for expenses that exceed 1.00%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%. Current or future portfolio operating expenses may be further reduced by payments of operating expenses via directed brokerage arrangements.

   Brokerage commissions used to offset the portfolio's operating expenses will not be used to reduce the amount of expenses borne by ATFA under ATFA's contractual arrangement with the portfolio. Such brokerage commissions will be used solely to offset portfolio expenses after giving full effect to ATFA's contractual arrangement.

                                      ATSF
                       VKEG- 2 Van Kampen Emerging Growth

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 90     $281      $488      $1,084
Service Class                    $115     $359      $622      $1,375
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER: Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management Inc.

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80% of the first $750 million; 0.75% over $750 million up to $1 billion; 0.70% over $1 billion.

PORTFOLIO MANAGER:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

                                      ATSF
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

This financial highlights table is intended to help you understand the portfolio's performance for the past 5 years (or, if shorter, the period of the portfolio's operations). Certain information reflects financial results for Initial Class shares. Information is not shown for Service Class shares, as they were not offered until May 1, 2003. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). The information through December 31, 2002 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling the Fund at 1-800-851-9777.

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                            2002          2001          2000          1999         1998
                                         ----------    ----------    ----------    ----------    --------
Net asset value, beginning of year       $    19.44    $    29.66    $    46.01    $    26.92    $  20.37
                                         ----------    ----------    ----------    ----------    --------
  Income from operations:
    Net investment income (loss)              (0.04)         0.01         (0.13)        (0.15)      (0.08)
    Net realized and unrealized gain
      (loss) on investments                   (6.39)        (9.84)        (4.55)        26.83        7.56
                                         ----------    ----------    ----------    ----------    --------
      Net income (loss) from operations       (6.43)        (9.83)        (4.68)        26.68        7.48
                                         ----------    ----------    ----------    ----------    --------
  Distributions:
    Dividends from net investment
      income                                  (0.01)        (0.02)        (0.41)        (0.21)       0.00
    Distributions from net realized
      gains on investments                     0.00         (0.37)       (11.26)        (7.38)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
      Total distributions                     (0.01)        (0.39)       (11.67)        (7.59)      (0.93)
                                         ----------    ----------    ----------    ----------    --------
Net asset value, end of year             $    13.00    $    19.44    $    29.66    $    46.01    $  26.92
                                         ==========    ==========    ==========    ==========    ========
Total return                                 (33.06)%      (33.23)%      (11.92)%      105.16%      37.33%
Ratios and supplemental data:
    Net assets at end of year (in
      thousands)                         $  652,427    $1,077,677    $1,840,848    $1,916,025    $853,440
    Ratio of expenses to average net
      assets                                   0.88%         0.92%         0.85%         0.87%       0.89%
    Ratio of net investment income
      (loss) to average net assets            (0.27)%        0.06%        (0.26)%       (0.44)%     (0.36)%
    Portfolio turnover rate                  231.11%       178.14%       120.78%       117.72%      99.50%

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                                      ATSF
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the fund is contained in the SAI.

AEGON/Transamerica Fund Advisers, Inc. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.

The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which ATFA has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless ATFA provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

                   1 Additional Information -- All Portfolios

[CHESSPIECE ICON]
EXPLANATION OF STRATEGIES AND RISKS
------------------------------------------------------

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified. (If your portfolio is not diversified, it is noted in the portfolio's description of strategies and risks.)

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

 - As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

 - As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities or its agencies or instrumentalities (or repurchase agreements with respect thereto).

A portfolio that is currently classified as "non-diversified" reserves the right to become diversified as defined by the 1940 Act.

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. It may not be able to meet its investment objective under those conditions.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                   2 Additional Information -- All Portfolios

TEMPORARY DEFENSIVE POSITION

A portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPH ICON]
PERFORMANCE INFORMATION
------------------------------------------------------

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD

Yield quotations for a portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2004. The Fund reserves the right to pay such fees after that date.

Service Class shares have a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

                   3 Additional Information -- All Portfolios

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the

                   4 Additional Information -- All Portfolios

Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Fund may pay to various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Fund pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so for Initial Class shares before April 30, 2004. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Fund may, however, pay fees relating to Service Class shares.

COSTS AND MARKET TIMING/FREQUENT TRANSFERS

Professional market timing organizations and some Contract or Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term Contract or Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract or Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Contract or Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

                   5 Additional Information -- All Portfolios

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES

ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES FUND, INC. FILE NO. 811-4419.)